UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2009 through February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2010

JPMorgan Arizona Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
    (formerly JPMorgan Short Term Municipal Bond Fund)
JPMorgan Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Michigan Municipal Bond Fund	5
JPMorgan Municipal Income Fund	8
JPMorgan Ohio Municipal Bond Fund	11
JPMorgan Short-Intermediate Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	17
Schedules of Portfolio Investments	20
Financial Statements	68
Financial Highlights	80
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	109
Trustees	110
Officers	112
Schedule of Shareholder Expenses	113
Tax Letter	116
Privacy Policy	117

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Maintain a balanced approach during this “fragile” recovery

In its most recent meeting, the Federal Open Market Committee (FOMC) reiterated their intention to keep interest rates low for an extended period of time. With this move, it appears the FOMC understands the fragility of this cyclical recovery and intends to keep monetary policy accommodative — until the economy is solidly back on its feet. In the long run, however, it’s important for investors to note that a steadily improving economy — uninterrupted by any relapse — could have significant implications for investors, including both higher taxes and higher long-term interest rates.

These potential implications reminds us of the importance of maintaining a balanced portfolio that includes equities and a diversified mix of fixed income investments that could benefit from a maturing recovery, while still safeguarding your portfolio from any possible relapse from its path.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$161,116
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal,* returned 5.89%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.38% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed the Index. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

Many of the strategies that helped the Fund’s performance during the 2008 credit crisis detracted from results during the 12 months ended February 28, 2010. For example, the Fund maintained a higher quality portfolio, with an overweight exposure versus the Index to AAA-rated securities and an underweight exposure versus the Index to BBB-rated issues. This was not beneficial to performance, as lower-quality municipal bonds generally outperformed their higher quality counterparts.

The Fund’s sector perspective positioning generated mixed results. Detracting from performance was the Fund’s lack of exposure to the strong performing corporate-backed, hospital and tobacco sectors. In contrast, the Fund’s underweight exposure versus the Index to pre-refunded securities (bonds that are secured with U.S. government securities) contributed to performance, as did its housing, education and electric overweights. Also enhancing the Fund’s results was a gas purchase holding, which is a bond used by municipalities to finance prepayments of future gas purchases. We received an optional tender offer for the security in May 2009, which we accepted, as the price to repurchase the security was at a significant premium.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) and positioning on the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) hurt its performance. The Fund had a short duration versus the Index, which detracted as municipal yields declined during the reporting period. Overall, having an overweight exposure to the eight year and shorter part of the curve and underweight to the 12–17 year portion of the curve negatively impacted the Fund as longer-term securities outperformed their short-term counterparts.

2   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Q:	HOW WAS THE FUND MANAGED?

A:	We actively managed the Fund amid changing economic and market conditions. For example, we pared our exposure to shorter-terms bonds and used the proceeds to increase the Fund’s exposure to securities in the 12—17 year portion of the yield curve. Given the budget challenges in Arizona, we continued to manage the Fund with a conservative bias, favoring high credit-quality securities over lower-credit quality issues.

In addition, given the rally in low credit-quality securities during the reporting period, we did not find those securities to be as attractively valued. To enhance the Fund’s geographic diversification, we maintained a position, within its prospectus guidelines, in securities issued outside Arizona. These positions are generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	39.2%
AA	35.6
A	22.4
BAA	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		5.59%	3.77%	4.62%
With Sales Charge*		1.66	2.99	4.22
CLASS B SHARES	1/20/97
Without CDSC		4.94	3.15	4.08
With CDSC**		(0.06)	2.79	4.08
CLASS C SHARES	2/19/05
Without CDSC		4.90	3.12	3.95
With CDSC***		3.90	3.12	3.95
SELECT CLASS SHARES	1/20/97	5.89	4.04	4.88

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$174,379
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal,* returned 6.42%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.38% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed the Index. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

The Fund’s positioning from a sector perspective produced mixed results during the fiscal year. Detracting from results was the Fund’s lack of exposure to the strong performing corporate-backed and tobacco sectors. While the Fund was hurt by its underweight exposure in the strong performing hospital sector, this was more than offset by favorable securities selection in the space. The Fund’s underweight exposure versus the Index to pre-refunded securities (bonds that are secured with U.S. government securities) contributed to performance, as did its zero coupon holdings, a gas purchase holding (which are bonds used by municipalities to finance prepayments of future gas purchases) and its exposure to the electric sector.

From a credit quality perspective, the Fund had a neutral position versus the Index in BBB-rated securities, an underweight to AAA-rated issues and an overweight to AA–rated securities. Overall, the Fund’s credit quality positioning was a modest contributor to the Fund’s performance.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) and positioning on the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) detracted from results. The Fund had a short duration versus the Index, which detracted as municipal yields declined during the reporting period. Overall, having an overweight exposure to the intermediate part (4–12 years) of the curve and underweight exposure to the longer portion of the curve (12–17 years) negatively impacted the Fund as longer-term securities outperformed their short-term counterparts.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

Q:	HOW WAS THE FUND MANAGED?

A:	We actively managed the Fund amid changing economic and market conditions. For example, we reduced our exposure to shorter-terms bonds and used the proceeds to increase the Fund’s exposure to securities in longer portion of the yield curve. We also continued to maintain a diversified portfolio by sector and individual securities. Given the budget challenges in Michigan, we managed the Fund with a conservative bias, favoring high credit-quality securities over lower-credit quality securities.

In addition, given the rally in low credit-quality securities during the reporting period, we did not find those securities to be as attractively valued. To enhance the Fund’s geographic diversification, we maintained a position, within its prospectus guidelines, in securities issued outside Michigan. These positions are generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	45.2%
AA	22.0
A	22.4
BAA	8.4
BA & NR	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		6.13%	3.57%	4.74%
With Sales Charge*		2.15	2.79	4.34
CLASS B SHARES	9/23/96
Without CDSC		5.50	2.94	4.23
With CDSC**		0.50	2.58	4.23
CLASS C SHARES	2/19/05
Without CDSC		5.46	2.95	4.10
With CDSC***		4.46	2.95	4.10
SELECT CLASS SHARES	2/1/93	6.42	3.84	5.00

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS
Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$1,216,898
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes,* returned 8.22%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.38% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

While the Fund trailed the Index during the 2008 financial crisis, many of the strategies that negatively impacted it during that period helped the Fund to outperform the Index during the 12-months ended February 28, 2010. For example, the Fund’s overweight positions versus the Index in the housing and healthcare sectors were positive for performance, as their spreads narrowed versus 2008’s elevated levels.

Elsewhere, the Fund’s underweight exposure versus the Index to pre-refunded securities (bonds that are secured with U.S. government securities) and general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) positively contributed to the Fund’s performance, as these sectors did not perform as well as their lower quality counterparts. Maintaining an overweight exposure versus the Index to lower weighted A– and BBB-rated securities was also beneficial, as these securities outperformed their higher rated counterparts during the fiscal year.

Somewhat detracting from performance was the Fund’s overweight exposure to the shorter portion of the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). During the reporting period, longer-term municipal rates fell more than shorter-term rates. We maintained a slightly short duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the Index, which was a modest negative for the Fund’s performance.

8   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we maintained its sector overweights in areas such as municipal-related housing and healthcare and continued to hold certain lower quality municipal securities. While the conditions in the municipal market were extremely challenging in 2008, we believed spreads had widened to unsustainable levels. Therefore, we maintained our disciplined, value-oriented approach throughout the fiscal year. This stance was rewarded as the sectors we emphasized saw their spreads narrow during the twelve months ended February 28, 2010.

CREDIT QUALITY ALLOCATIONS***

AAA	40.5%
AA	30.3
A	17.1
BAA	9.2
BA & NR	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		8.01%	3.76%	4.51%
With Sales Charge*		3.98	2.98	4.11
CLASS B SHARES	1/14/94
Without CDSC		7.32	3.15	4.00
With CDSC**		2.32	2.79	4.00
CLASS C SHARES	11/4/97
Without CDSC		7.35	3.17	3.88
With CDSC***		6.35	3.17	3.88
SELECT CLASS SHARES	2/9/93	8.22	4.02	4.77

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$312,488
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Duration	5.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal,* returned 6.26%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.38% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed the Index. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and the resulting state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

The Fund’s assets grew substantially during the fiscal year, primarily due to robust inflows from investors. Relatively modest new supply of municipal issuance from the state of Ohio made it difficult at times to rapidly deploy those assets. As a result, the Fund’s cash position increased from 2.5% to more than 7% of total assets during the first half of the fiscal year. During the second half of the period, the amount of new supply from the state increased and we were able to reduce the cash position to approximately 5% of its total assets. Nevertheless, the Fund’s cash position detracted from performance, given the low yields paid by cash investments.

The Fund’s sector positioning produced mixed results during the reporting period. The Fund’s shorter-term pre-refunded (bonds that are secured with U.S. government securities), housing and general obligation bonds detracted from performance. The Fund’s exposures to municipal securities with longer-term maturities in the tobacco, hospital, AMT (securities subject to the alternative minimum tax) and general obligation (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) sectors aided performance.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) fluctuated during the fiscal year, in part due to the rise in the Fund’s cash position in response to the new inflows and periods of limited new supply. While the Fund’s duration was slightly longer than that of the Index as of February 28, 2010, on average it was shorter than the Index over the twelve month reporting period. This detracted from performance, as municipal yields declined during the period. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

between yields and maturity dates for a set of similar bonds at a given point in time) was similar to that of the Index and did not materially impact its performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the budget challenges in Ohio, we continued to favor high-quality securities. Within the Fund’s single-state nature, the portfolio was diversified across most market sectors. We remained cautious about the corporate-related sector given the difficult economic environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we invested a major portion of new assets in the 10- to 15-year portion of the curve, in order to move the Fund’s duration to a neutral position versus the Index.

CREDIT QUALITY ALLOCATIONS***

AAA	36.0%
AA	41.6
A	18.6
BAA	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

12   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		5.94%	3.87%	4.69%
With Sales Charge*		2.00	3.08	4.29
CLASS B SHARES	1/14/94
Without CDSC		5.35	3.23	4.15
With CDSC**		0.35	2.88	4.15
CLASS C SHARES	2/19/05
Without CDSC		5.41	3.25	4.03
With CDSC***		4.41	3.25	4.03
SELECT CLASS SHARES	7/2/91	6.26	4.14	4.96

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short-Intermediate Municipal Bond Fund*

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$1,288,856
Primary Benchmark	Barclays Capital 1–5 Year Municipal Blend Index
Duration	2.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short-Intermediate Municipal Bond Fund (previously the JPMorgan Short Term Municipal Bond Fund), which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,** returned 4.23%*** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 5.19% return for the Barclays Capital 1–5 Year Municipal Blend Index (the “Index”) and the 4.74% return of its previous benchmark, the Barclays Capital Short Municipal Bond Index, for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and the resulting state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

The main detractor from the Fund’s results during the reporting period was its underweight exposure versus the Index to the lower-quality healthcare, tobacco and housing sectors. Their spreads narrowed during the period and they outperformed their higher quality counterparts. This was partially offset, however, from the Fund’s overweight position in the transportation sector, as it positively contributed to performance.

Also enhancing the Fund’s results was its positioning in California, New York, Illinois and Puerto Rico. Given their budgetary challenges, we chose to have underweight positions versus the Index. This was beneficial as they lagged the Index during the twelve month period ended February 28, 2010.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was adjusted during the period and it moved from a neutral to a short position versus the Index. This was a slight negative for performance as municipal yields declined during the reporting period. From a yield curve perspective (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) the Fund moved from a steepening to a flattening bias. This was done as we expected short-term municipal rates to rise at a faster pace than their longer-term counterparts. This negatively impacted the Fund as longer-term rates declined more than their short-term counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	During the reporting period, the Fund’s benchmark was changed from the Barclays Capital Short Municipal Bond Index to the Barclays Capital 1-5 Year Municipal Blend Index. As a result, we made several adjustments to the Fund’s portfolio. For example, the Fund’s overall credit quality, which was previously lower than the Index, was increased

14   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

and, by the middle of the reporting period, it was neutral to that of the Index. During the second half of the period, we further raised the Fund’s overall credit quality given our ongoing concerns regarding state and local budget deficits. In addition to our duration and yield curve adjustments during the fiscal year, we moved from an overweight to an underweight in California given its fiscal challenges. We also eliminated the Fund’s position in variable rate demand notes given their low yields.

CREDIT QUALITY ALLOCATIONS****

AAA	51.7%
AA	32.8
A	10.1
BAA	4.4
BA & NR	1.0

*	The Fund’s name was changed from JPMorgan Short Term Municipal Bond Fund to JPMorgan Short-Intermediate Municipal Bond Fund on April 30, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		3.97%	3.16%	3.47%
With Sales Charge*		1.60	2.70	3.23
CLASS B SHARES	5/4/98
Without CDSC		3.48	2.66	3.16
With CDSC**		0.48	2.66	3.16
CLASS C SHARES	11/1/01	3.34	2.64	2.94
INSTITUTIONAL CLASS SHARES	6/19/09	4.43	3.46	3.75
SELECT CLASS SHARES	5/4/98	4.23	3.42	3.73

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period, 0% CDSC for the five-year period and thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays Capital 1–5 Year Municipal Blend Index, the Barclays Capital Short Municipal Bond Index, the Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year Municipal Blend Index and the Barclays Capital Short Municipal Bond Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Barclays Capital Short Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with short-term maturities. The benchmark index for the Fund has changed from the Barclays Capital Short Municipal Bond Index to the Barclays Capital 1–5 Year Municipal Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$728,178
Primary Benchmark	Barclays Capital Municipal Bond Index
Duration	7.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 7.51%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 9.98% return for the Barclays Capital Municipal Bond Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the 12 months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

Many of the strategies that helped the Fund’s performance during the 2008 credit crisis detracted from results during the 12 months ended February 28, 2010. For example, the Fund maintained a higher quality portfolio than the Index, both from an average quality and sector perspective. This stance negatively contributed to performance, as lower-quality municipal bonds outperformed their higher quality counterparts during the fiscal year.

From a sector perspective, the Fund held overweight positions versus the Index in high quality pre-refunded securities (bonds that are secured with U.S. government securities), general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) and essential service revenue bonds (securities that are issued by municipal enterprises such as water, public power and sewer utilities). This detracted from performance as all three sectors lagged the Index during the reporting period. The Fund had underweights versus the Index in the lower quality housing, healthcare and tobacco sectors. This too was not rewarded as these sectors outperformed the Index during the fiscal year.

Throughout reporting period, the Fund emphasized securities issued by states that we viewed as being more fiscally responsible and states we believed were relatively better equipped to handle the challenging economic environment. This resulted in underweights versus the Index in New Jersey, Illinois, Florida and Nevada. In contrast, the Fund had overweights versus the Index in Georgia, Maryland, Texas and South Carolina. The Fund also had overweights in California and New York, two states that continued to experience fiscal difficulties. However, within these two states, many of the Fund’s holdings were high quality pre-refunded securities. Again, this stance was not rewarded as these securities underperformed as low quality securities rallied during the reporting period.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   17

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

The Fund’s duration and yield curve strategies detracted from performance as well. (Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). During the reporting period, we maintained a short duration and an underweight to longer-term municipal securities. This positioning detracted as municipal yields, overall, declined during the period and longer-term yields fell more than their short-term counterparts. The Fund had a small Treasury futures position, which did not materially impact its results.

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we continued to emphasize higher quality sectors and securities. However, we did make a number of minor adjustments. Early in the fiscal year, we increased the Fund’s exposure to certain California general obligation bonds that we found to be attractively valued. These securities subsequently performed well after the state’s budget was approved. Elsewhere, we pared the Fund’s exposure to lower-coupon bonds in favor of higher- coupon municipal securities. This was a positive for performance, as there was strong demand for the latter given their attractive yields. Higher-coupon bonds also provide a hedge in a rising interest rate environment. As is consistent with our tax-advantaged strategy, we maintained a very minimal exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS***

AAA	31.4%
AA	31.6
A	27.4
BAA	9.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

18   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		7.30%	3.62%	5.03%
With Sales Charge*		3.30	2.83	4.63
CLASS B SHARES	4/4/95
Without CDSC		6.58	2.91	4.47
With CDSC**		1.58	2.55	4.47
CLASS C SHARES	7/1/08
Without CDSC		6.62	2.92	3.92
With CDSC***		5.62	2.92	3.92
SELECT CLASS SHARES	2/1/95	7.51	3.79	5.24

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.8%
	Arizona — 84.8%
	Certificate of Participation/Lease — 10.9%
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/18	1,082
1,500	Series A, COP, NATL-RE, 5.000%, 09/01/12	1,626
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,229
1,000	COP, NATL-RE, 5.000%, 07/01/17	1,098
1,500	Northern Arizona University, Research Projects, COP, AMBAC, 5.000%, 09/01/15	1,546
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.000%, 07/01/16	1,190
1,000	Series A, COP, AMBAC, 5.000%, 07/01/17	1,115
2,630	State of Arizona, Series A, COP, AGM, 5.000%, 11/01/11	2,790
2,000	State of Arizona, Department of Administration, Series A, COP, AGM, 5.250%, 10/01/19	2,155
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/15	1,448
1,000	Series B, COP, AMBAC, 5.000%, 06/01/15	1,048
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.500%, 06/01/12	158
		17,485
	Education — 6.5%
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	2,873
	Arizona State University,
1,500	Rev., AGM, 5.250%, 07/01/12	1,659
2,000	Rev., AGM, 5.250%, 07/01/12	2,199
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,652
1,905	Navajo County, Unified School District No. 20, Whiteriver, Project of 2005, Series A, Rev., NATL-RE, 5.000%, 07/01/18	2,140
		10,523
	General Obligation — 15.3%
3,000	City of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	3,495
2,100	City of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/18	2,451
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,254
1,000	City of Scottsdale, Projects of 2000 & 2004, GO, 5.000%, 07/01/16	1,179
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.250%, 07/01/11	1,406
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,725
2,000	Maricopa County, Community College District, Series C, GO, 5.000%, 07/01/19	2,325
1,000	Maricopa County, High School District No. 210-Phoenix, GO, AGM, 5.250%, 07/01/19	1,157
2,000	Maricopa County, School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, NATL-RE, FGIC, Zero Coupon, 01/01/11	1,983
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/15	1,379
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, NATL-RE, FGIC, 4.750%, 07/01/11	1,058
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, AGM, 5.000%, 07/01/11	1,298
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, GO, NATL-RE, 6.350%, 07/01/10	1,021
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,150
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, AGM, 5.000%, 07/01/14	1,804
		24,685
	Hospital — 4.2%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.000%, 01/01/12	1,259
1,225	Series A, Rev., 5.000%, 01/01/14	1,351
	Scottsdale IDA, Healthcare,
1,000	Series A, Rev., 5.000%, 09/01/15	1,068
1,200	Series A, Rev., 5.000%, 09/01/18	1,205
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.500%, 04/05/10	1,000
900	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., AGM, 5.125%, 04/05/10	902
		6,785
	Housing — 1.0%
100	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.350%, 03/23/10	100
45	Pima County IDA, Single Family Mortgage, Series A, Rev., 6.400%, 04/05/10	45

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
1,345	Tucson & Prima Counties IDA, Single Family Mortgage, Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	1,387
		1,532
	Other Revenue — 2.5%
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	2,935
1,000	Greater Arizona Development Authority, Series A, Rev., NATL-RE, 5.000%, 08/01/15	1,051
		3,986
	Prerefunded — 14.4%
470	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.700%, 08/01/10 (p)	485
3,000	Arizona School Facilities Board, Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	3,387
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.250%, 07/01/12 (p)	3,151
2.250	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.375%, 10/01/11 (p)	2,424

	City of Phoenix,
1,000	GO, 5.000%, 07/01/14 (p)	1,161
2,000	GO, 5.875%, 07/01/10 (p)	2,039
655	City of Scottsdale, GO, 5.250%, 07/01/11 (p)	704
6,450	Maricopa County IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/31/14 (p)	5,852
2,000	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/16 (p)	2,352
1,555	University of Arizona, Series A, COP, AMBAC, 5.500%, 06/01/12 (p)	1,716
		23,271
	Special Tax — 9.4%
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.000%, 04/01/14	1,772
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/12	2,390
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,298
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,397
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,863
3,000	Rev., 5.000%, 07/01/17	3,468
		15,188
	Transportation — 7.2%
	Arizona Transportation Board,
2,000	Series A, Rev., 5.000%, 07/01/18	2,229
2,000	Series A, Rev., 5.250%, 07/01/12	2,216
3,000	Series B, Rev., 5.250%, 07/01/12	3,245
1,000	City of Mesa, Street & Highway, Rev., AGM, 5.000%, 07/01/12	1,095
1,000	Tucson Airport Authority, Inc., Rev., AGM, 5.000%, 06/01/12	1,090
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/16	1,712
		11,587
	Utility — 5.3%
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,360
	Salt River Project Agricultural Improvement & Power District,
1,600	Series A, Rev., 5.000%, 01/01/18	1,768
1,550	Series A, Rev., 5.000%, 01/01/18	1,736
1,500	Series A, Rev., 5.000%, 01/01/19	1,699
		8,563
	Water & Sewer — 8.1%
	Arizona Water Infrastructure Finance Authority, Water Quality,
2,025	Series A, Rev., 5.000%, 10/01/18	2,270
2,020	Series A, Rev., 5.000%, 10/01/19	2,205
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,747
1,875	Rev., 5.250%, 07/01/23	2,314
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/19	2,182
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/18	2,324
		13,042
	Total Arizona	136,647
	Georgia — 0.7%
	Utility — 0.7%
1,000	Municipal Electric Authority of Georgia, Project No. 1, Sub Series A, Rev., 5.000%, 01/01/12	1,068
	Illinois — 1.3%
	General Obligation — 0.6%
1,000	State of Illinois, GO, 5.000%, 01/01/16	1,060

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 0.7%
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	1,077
	Total Illinois	2,137
	Michigan — 2.1%
	Prerefunded — 2.1%
3,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	3,398
	Nevada — 1.5%
	Prerefunded — 1.5%
2,000	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	2,338
	North Carolina — 1.4%
	General Obligation — 1.4%
2,000	Wake County, Public Improvement, GO, 5.000%, 03/01/19	2,307
	Pennsylvania — 0.7%
	Hospital — 0.7%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,128
	South Carolina — 1.9%
	General Obligation — 1.2%
1,760	Charleston County, Series A, GO, 5.000%, 08/01/19	2,002
	Utility — 0.7%
1,000	South Carolina State Public Service Authority, Santee Cooper, Series A, Rev., 5.375%, 01/01/19	1,105
	Total South Carolina	3,107
	Texas — 3.4%
	General Obligation — 1.2%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/17	1,938
	Transportation — 2.2%
3,000	Texas State Transportation Commission, Series A, Rev., 5.250%, 04/01/14	3,476
	Total Texas	5,414
	Total Municipal Bonds (Cost $149,057)	157,544

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
2,366	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $2,366)	2,366
	Total Investments — 99.3% (Cost $151,423)	159,910
	Other Assets in Excess of Liabilities — 0.7%	1,206
	NET ASSETS — 100.0%	$161,116

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 96.9%
	Arizona — 0.6%
	Utility — 0.6%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/18	1,105
	California — 0.7%
	Water & Sewer — 0.7%
1,000	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/19	1,137
	Colorado — 1.7%
	General Obligation — 0.7%
1,000	Denver City & County School District No. 1, Series A, GO, 5.250%, 06/01/19	1,134
	Transportation — 1.0%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/19	1,737
	Total Colorado	2,871
	Michigan — 85.1%
	Certificate of Participation/Lease — 3.5%
1,800	City of Detroit, Wayne County Stadium Authority, Rev., COP, NATL-RE, FGIC, 5.500%, 04/05/10	1,802
1,250	Michigan State Building Authority, Facilities Program, Series I, Rev., COP, AGM, 5.250%, 10/15/13	1,361
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., COP, AGC, 5.250%, 10/15/18	1,674
1,055	Midland County Building Authority, Rev., COP, AGM, 5.000%, 10/01/15	1,186
		6,023
	Education — 3.6%
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.500%, 09/01/11 (f) (i)	1,219
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.300%, 09/01/10	1,190
1,000	Series XVII-A, Rev., AMBAC, 5.750%, 06/01/10	955
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/14	1,800
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/13	1,062
		6,226
	General Obligation — 34.0%
2,300	Caledonia Community Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	2,473
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/15	1,811
2,840	Chippewa Valley Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/13	3,136
1,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/17	1,095
	City of Detroit,
2,570	Series A, GO, AGM, 5.250%, 04/05/10	2,598
1,500	Series A-1, GO, NATL-RE, 5.375%, 10/01/11	1,418
	City of Jackson, Capital Appreciation, Downtown Development,
1,620	GO, AGM, Zero Coupon, 06/01/16	1,348
1,710	GO, AGM, Zero Coupon, 06/01/17	1,349
2,060	GO, AGM, Zero Coupon, 06/01/18	1,532
1,200	GO, AGM, Zero Coupon, 06/01/19	843
2,075	East Grand Rapids Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/14	2,243
1,000	Ecorse Public School District, GO, AGM, Q-SBLF, 5.250%, 05/01/15	1,098
1,105	Emmet County Building Authority, GO, AMBAC, 5.000%, 05/01/13	1,216
1,000	Grand Blanc Community Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14	1,121
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.375%, 05/01/11	2,737
1,515	Healthsource Saginaw, Inc., GO, NATL-RE, 5.000%, 05/01/15	1,616
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.000%, 11/01/13	1,789
1,620	Jackson Public Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14	1,761
1,250	Lansing Community College, Building & Site, GO, NATL-RE, 5.000%, 05/01/13	1,354
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,480
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,149
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,285
1,070	Otsego Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,207
1,910	Pinckney Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/14	2,044
	Rochester Community School District,
3,000	GO, AGM, Q-SBLF, 5.000%, 05/01/14	3,330
1,000	GO, NATL-RE, Q-SBLF, 5.000%, 05/01/19	1,129

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,000	Rockford Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,075
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/15	2,047
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,582
1,450	Southfield Library Building Authority, GO, NATL-RE, 5.000%, 05/01/15	1,587
1,345	State of Michigan, Environmental Program, Series A, GO, 5.000%, 05/01/14	1,521
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.250%, 05/01/11	2,091
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, NATL-RE, 5.125%, 05/01/10	1,183
1,000	Willow Run Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,075
		59,323
	Hospital — 7.0%
	Chelsea Economic Development Corp., United Methodist Retirement,
2,000	Rev., 5.400%, 04/05/10 (f) (i)	1,868
1,075	Rev., 5.400%, 04/05/10 (f) (i)	1,077
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.000%, 07/15/14	2,106
1,030	Series A, Rev., 5.000%, 07/15/17	1,052
1,395	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., AGM, 5.375%, 04/05/10	1,399
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,000	Rev., 5.000%, 11/15/15	1,078
1,000	Rev., 5.000%, 11/15/17	1,034
1,500	Rev., NATL-RE, 5.000%, 05/15/15	1,543
1,000	University of Michigan, Hospital, Series D, Rev., 5.000%, 12/01/10	1,032
		12,189
	Housing — 1.5%
	Michigan State Housing Development Authority, Weston, Limited Obligation,
850	Series A, Rev., GNMA COLL, 4.100%, 12/20/14	847
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/14	1,833
		2,680
	Other Revenue — 2.8%
2,500	City of Battle Creek, Tax Allocation, Rev., NATL-RE, 5.000%, 05/01/10	2,519
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/14	1,122
1,290	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.000%, 05/01/10	1,297
		4,938
	Prerefunded — 12.2%
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.000%, 11/01/14 (p)	1,166
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.375%, 04/05/10 (p)	1,004
3,795	Series U, Rev., 5.625%, 04/05/10 (p)	3,811
6,875	Series W, Rev., AGM, 5.250%, 04/05/10 (p)	6,899
1,000	Otsego Public School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14 (p)	1,155
	Southfield Public Schools, School Building & Site, Series B, GO
3,100	AGM, Q-SBLF, 5.125%, 05/01/14 (p)	3,570
2,690	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	3,047
600	Tawas City Hospital Finance Authority, St. Joseph, Series A, Rev., Radian-IBCC, 5.600%, 04/05/10 (p)	638
		21,290
	Special Tax — 7.7%
	State of Michigan,
3,000	Rev., AGM, 5.250%, 11/01/16	3,450
4,500	Rev., AGM, 5.250%, 11/01/17	5,178
3,130	Rev., AGM, 5.250%, 05/15/18	3,626
1,000	Rev., AGM, 5.250%, 05/15/21	1,161
		13,415
	Transportation — 0.7%
1,000	Michigan State Trunk Line, Rev., AGM, 5.250%, 11/01/20	1,153
	Utility — 2.4%
1,500	City of Wyandotte, Electric, Rev., NATL-RE, 4.000%, 10/01/10	1,524
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.250%, 01/01/12	1,318

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — Continued
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,399
		4,241
	Water & Sewer — 9.7%
2,000	City of Detroit, Series B, Rev., NATL-RE, 6.000%, 07/01/10	2,027
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,601
1,500	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/17	1,124
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/16	3,205
1,670	City of Grand Rapids, Sanitation Sewer System, Rev., 5.000%, 01/01/23	1,881
1,500	City of Grand Rapids, Water Supply , Rev., NATL-RE, FGIC, 5.750%, 01/01/11	1,562
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.000%, 10/01/14	1,394
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/16	1,079
		16,873
	Total Michigan	148,351
	New York — 0.9%
	Industrial Development Revenue/ Pollution Control Revenue — 0.9%
1,425	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/19	1,576
	North Carolina — 1.3%
	Water & Sewer — 1.3%
2,000	City of Charlotte, Water and Sewer Systems, Series B, Rev., 5.000%, 07/01/20	2,265
	Puerto Rico — 1.4%
	General Obligation — 1.4%
2,195	Commonwealth of Puerto Rico, GO, NATL-RE, 6.250%, 07/01/12	2,384
	Tennessee — 1.9%
	Utility — 1.9%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/14	3,387
	Texas — 2.4%
	General Obligation — 0.6%
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.000%, 02/15/15	1,107
	Transportation — 0.9%
1,450	Dallas Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/16	1,520
	Water & Sewer — 0.9%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/15	1,620
	Total Texas	4,247
	Washington — 0.9%
	Water & Sewer — 0.9%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/15	1,626
	Total Municipal Bonds (Cost $161,119)	168,949

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
3,209	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $3,209)	3,209
	Total Investments — 98.7% (Cost $164,328)	172,158
	Other Assets in Excess of Liabilities — 1.3%	2,221
	NET ASSETS — 100.0%	$174,379

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 96.6%
	Alabama — 0.6%
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.400%, 11/01/11	1,362
	Other Revenue — 0.5%
	Alabama 21st Century Authority, Tobacco Settlement,
1,790	Rev., 5.750%, 06/01/10	1,838
2,000	Rev., 5.750%, 12/01/11	2,027
2,290	Rev., 5.850%, 06/01/10	2,350
		6,215
	Total Alabama	7,577
	Alaska — 2.3%
	Education — 0.9%
	Alaska Student Loan Corp.,
4,500	Series A, Rev., GTD Student Loans, 5.000%, 06/01/11	4,699
3,000	Series A-2, Rev., AMT, 5.000%, 12/01/16	3,112
3,000	Series A-3, Rev., AMT, 5.000%, 06/01/13	3,234
		11,045
	General Obligation — 0.5%
6,350	City of North Slope Boro, Series A, GO, NATL-RE, Zero Coupon, 06/30/13	5,938
	Housing — 0.3%
3,025	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/15	3,124
	Other Revenue — 0.2%
2,500	Northern TOB Securitization Corp., Series A, Rev., 4.625%, 06/01/14	2,457
	Prerefunded — 0.4%
	Four Dam Pool Power Agency, Electrical,
4,805	Series A, Rev., LOC: Dexia Credit Local, 5.000%, 07/01/14 (p)	5,473
	Total Alaska	28,037
	Arizona — 2.4%
	Certificate of Participation/Lease — 0.7%
2,100	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/15	2,358
	Pinal County,
3,065	COP, 5.250%, 12/01/14	3,158
2,910	COP, 5.250%, 12/01/14	3,022
		8,538
	Hospital — 0.5%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13	2,167
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/10	784
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,172
		6,123
	Housing — 0.5%
355	Arizona Housing Finance Authority, Series 2A, Rev., GNMA/FNMA/FHLMC, 5.625%, 07/01/12	368
	Maricopa County IDA, Single Family Mortgage,
2,851	Series 1B, Rev., VAR, GNMA/FNMA, 5.650%, 05/01/16	2,902
440	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 09/01/12	460
420	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 09/01/12	439
	Tucson & Prima Counties IDA, Single Family Mortgage,
640	Series 1A, Rev., GNMA COLL, 5.625%, 07/01/12	662
885	Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	912
		5,743
	Other Revenue — 0.1%
1,250	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 4.000%, 07/01/15	1,306
	Prerefunded — 0.3%
3,595	City of Phoenix, Series B, GO, 5.000%, 07/01/12 (p)	3,932
	Water & Sewer — 0.3%
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,254
	Total Arizona	28,896
	Arkansas — 1.0%
	Hospital — 0.4%
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.600%, 04/05/10	5,000
	Housing — 0.1%
850	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	910
1	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.900%, 04/01/11	1

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
1	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.900%, 04/05/10	1
		912
	Special Tax — 0.5%
	City of Fayetteville, Sales & Use Tax,
65	Rev., AGM, 4.125%, 11/01/15	66
330	Rev., AGM, 4.250%, 11/01/15	347
1,000	Series A, Rev., AGM, 4.000%, 11/01/16	1,002
1,530	City of Rogers, Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.250%, 03/01/17	1,639
3,000	City of Springdale, Sales & Use Tax, Rev., AGM, 4.250%, 07/01/13	3,011
		6,065
	Total Arkansas	11,977
	California — 4.8%
	Certificate of Participation/Lease — 0.4%
5,000	Sacramento City Financing Authority, Rev., COP, NATL-RE, FGIC, 5.000%, 12/01/15	5,172
	General Obligation — 2.1%
3,000	Escondido Union High School District, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/23	1,513
3,400	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	3,135
	State of California,
5,000	GO, 5.000%, 10/01/15	5,542
5,000	GO, 5.125%, 04/01/14	5,100
	State of California, Various Purpose,
5,000	GO, 5.000%, 03/01/14	5,532
5,000	GO, 5.000%, 12/01/17	5,007
		25,829
	Hospital — 0.4%
4,375	Kaweah Delta Health Care District, Rev., 5.000%, 08/01/12	4,311
	Housing — 1.1%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 03/18/10	1,472
	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
1,205	Series A, Rev., FNMA/GNMA/FHLMC, 4.200%, 02/01/17	1,177
45	Series A, Rev., GNMA/FNMA, 5.000%, 06/01/11	46
2,595	Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	2,637
460	Series C, Rev., GNMA/FNMA/FHLMC, 4.100%, 08/01/39	460
5,215	Series FH-1, Rev., 5.500%, 02/01/16 (f) (i)	3,151
4,580	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, 4.750%, 06/15/11	4,716
		13,659
	Other Revenue — 0.3%
3,000	California Statewide Communities Development Authority, Inland Regional Center Project, Rev., 5.000%, 12/01/17	2,744
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	1,038
		3,782
	Transportation — 0.4%
4,000	San Francisco City & County Airports Commission, Series 34E, Rev., AMT, AGM, 5.750%, 05/01/18	4,308
	Water & Sewer — 0.1%
1,050	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/19	1,194
	Total California	58,255
	Colorado — 4.9%
	General Obligation — 1.2%
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
2,925	GO, 5.250%, 12/15/20	3,458
6,000	GO, NATL-RE-IBC, 5.000%, 12/15/11	6,476
4,000	Jefferson County School District R-001, GO, 5.000%, 12/15/18 (w)	4,661
		14,595
	Hospital — 0.7%
6,290	Colorado Health Facilities Authority, Adventist Health, Unrefunded Balance, Series E, Rev., VAR, 5.125%, 11/15/16	6,410
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/17	2,438
		8,848

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 1.6%
1,220	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 04/05/10	409
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
550	Series C-3, Class I, Rev., AMT, 4.450%, 04/01/11	561
825	Series C-3, Class I, Rev., AMT, 4.550%, 10/01/12	855
820	Series C-3, Class I, Rev., AMT, 4.650%, 10/01/12	846
	Colorado Housing & Facilities Finance Authority, Single Family Program,
115	Series B-2, Rev., NATL-RE-IBC, 6.800%, 10/01/10	117
920	Series C-2, Rev., AMT, FHA/VA MTGS, 7.050%, 04/05/10	979
	Denver City & County, Capital Appreciation, Single Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 03/18/10	982
9,850	Series A, Rev., MGIC, Zero Coupon, 03/18/10	7,831
3,099	Denver City & County, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 08/01/16	3,218
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
140	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/12	142
325	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 05/01/12	334
150	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/10	153
2,056	El Paso County, Single Family Mortgage, Series A, Rev., VAR, GNMA/FNMA, 5.350%, 03/01/16	2,123
1,095	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., GNMA/FNMA/FHLMC, 5.850%, 04/01/41	1,159
156	IDK Partners III Trust, Pass-Through Certificates, 5.100%, 08/01/23 (f) (i)	156
		19,865
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., VAR, 5.375%, 04/05/10	1,925
	Prerefunded — 0.6%
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,627
135	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.000%, 11/15/13 (p)	155
3,500	Mesa County, Compound Interest, Rev., Zero Coupon, 12/01/11 (p)	3,450
		7,232
	Transportation — 0.6%
	Denver City & County, Airport,
2,410	Series D, Rev., AGM, 5.500%, 11/15/11	2,549
3,500	Series D, Rev., AGM, 5.500%, 11/15/11	3,692
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., NATL-RE, 6.000%, 04/05/10	681
		6,922
	Total Colorado	59,387
	Delaware — 0.7%
	Housing — 0.7%
	Delaware State Housing Authority, Single Family Mortgage,
1,010	Series A, Rev., 4.350%, 01/01/17	1,033
760	Series A-1, Rev., AMBAC, 5.170%, 04/05/10	790
1,550	Series B, Rev., 4.350%, 07/01/17	1,571
4,320	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/17	4,632
865	Series D-1, Rev., AMT, 4.625%, 01/01/23	873
	Total Delaware	8,899
	District of Columbia — 0.8%
	Housing — 0.2%
1,980	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.625%, 06/01/15	2,088
	Transportation — 0.6%
3,000	Metropolitan Washington Airports Authority, Series A, Rev., AMT, 5.500%, 10/01/18	3,218
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/19	4,442
		7,660
	Total District of Columbia	9,748
	Florida — 6.9%
	Certificate of Participation/Lease — 0.5%
4,000	Collier County School Board, COP, AGM, 5.250%, 02/15/21	4,399

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Certificate of Participation/Lease — Continued
2,000	Miami-Dade County School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/15	2,177
		6,576
	Education — 0.4%
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,490
2,880	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,989
		5,479
	Hospital — 0.5%
500	Highlands County Health Facilities Authority, Adventist Health, Series A, Rev., VAR, 5.000%, 11/15/15	543
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.000%, 08/15/17	5,212
		5,755
	Housing — 1.4%
1,475	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/17	1,474
	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program,
2,695	Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.800%, 04/01/15	2,648
950	Series A-1, Rev., GNMA/FNMA/FHLMC, 4.150%, 04/01/16	966
1,300	Florida Housing Finance Corp., Homeowner Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/19	1,378
	Hillsborough County Housing Finance Authority,
1,795	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/15	1,859
1,165	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/16	1,171
955	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 04/01/15	981
570	Orange County, Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/12	603
2,345	Orange County, Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 03/01/17	2,459
	Pinellas County Housing Finance Authority, Multi-County Program,
1,815	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 03/01/17	1,786
1,580	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/15	1,609
		16,934
	Resource Recovery — 0.6%
	Lee County, Solid Waste System,
1,135	Rev., NATL-RE, 5.625%, 10/01/11	1,192
6,850	Series A, Rev., AMBAC, 5.000%, 10/01/16	6,685
		7,877
	Special Tax — 0.2%
2,900	Miami-Dade County, Sub Series A, Rev., NATL-RE, Zero Coupon, 04/05/10	2,051
	Transportation — 1.4%
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., NATL-RE, 5.375%, 10/01/13	8,358
5,000	Series A, Rev., NATL-RE, 5.500%, 10/01/13	5,430
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, AGM-CR, CIFG, 5.000%, 10/01/15	3,234
		17,022
	Utility — 1.4%
5,000	City of Port St. Lucie, Rev., NATL-RE, 5.250%, 09/01/24	5,254
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.000%, 10/01/12	4,008
2,330	Rev., AMBAC, 5.000%, 10/01/13	2,560
4,640	Rev., AMBAC, 5.000%, 10/01/13	5,033
		16,855
	Water & Sewer — 0.5%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	5,941
	Total Florida	84,490
	Georgia — 1.2%
	Certificate of Participation/Lease — 0.5%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	5,790
	General Obligation — 0.5%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	6,113

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 0.2%
2,515	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 10/01/17	2,588
	Total Georgia	14,491
	Hawaii — 0.3%
	General Obligation — 0.3%
2,900	City & County of Honolulu, Series D, GO, 5.250%, 09/01/27	3,265
	Prerefunded — 0.0% (g)
275	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.000%, 07/20/10 (p)	286
	Total Hawaii	3,551
	Idaho — 0.1%
	Housing — 0.1%
785	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/11	810
	Idaho Housing & Finance Association, Single Family Mortgage,
60	Series D, Rev., FHA/VA MTGS, 6.450%, 04/05/10	60
115	Series E-2, Rev., 5.950%, 04/05/10	115
125	Series H, Rev., FHA/VA MTGS, 6.050%, 04/05/10	126
40	Sub Series A, Rev., FHA/VA MTGS, 5.350%, 04/05/10	40
	Total Idaho	1,151
	Illinois — 5.5%
	Certificate of Participation/Lease — 0.4%
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.000%, 03/15/12	3,185
1,750	Series A, COP, AMBAC, 5.000%, 03/15/13	1,909
		5,094
	General Obligation — 1.4%
	Chicago Board of Education,
3,000	Series C, GO, 5.250%, 12/01/18	3,224
2,000	Series C, GO, AGC-ICC, 5.250%, 12/01/18	2,129
350	City of Chicago Heights, Series A, GO, NATL-RE, FGIC, 5.650%, 06/01/10 (p)	355
1,315	City of Chicago, Unrefunded Balance, Series A, GO, AGM, 5.250%, 01/01/14	1,454
8,680	State of Illinois, Series 1, GO, NATL-RE, FGIC, 6.000%, 11/01/26	10,140
		17,302
	Hospital — 0.2%
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 05/15/14	1,513
	Housing — 2.1%
	City of Aurora, Single Family Mortgage,
2,242	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.500%, 12/01/39	2,354
2,333	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	2,444
	City of Chicago, Single Family Mortgage,
1,405	Series B, Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 04/01/12	1,476
3,025	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/15	3,230
540	Series C, Rev., GNMA/FNMA/FHLMC, 4.200%, 06/01/22	547
155	Series C, Rev., MBIA-IBC, GNMA/FNMA/FHLMC, 7.000%, 09/01/10	159
4,280	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/16	4,524
3,075	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 12/01/16	3,206
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
2,825	Series A, Rev., GNMA COLL, 6.500%, 07/20/10	3,002
4,465	Series A, Rev., GNMA COLL, 6.600%, 07/20/10	4,728
45	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.600%, 04/05/10	46
		25,716
	Industrial Development Revenue/ Pollution Control Revenue — 0.3%
3,485	City of Chicago, Peoples Gas Light & Coke, Series B, Rev., VAR, 4.750%, 04/05/10	3,544
	Prerefunded — 0.6%
6,265	City of Chicago, Series A, GO, AGM, 5.250%, 01/01/14 (p)	7,173
	Transportation — 0.5%
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, NATL-RE, 5.250%, 01/01/15	6,051
100	City of Chicago, Midway Airport, Series A, Rev., AMT, AGM, 5.125%, 01/01/11	100
		6,151
	Total Illinois	66,493

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — 2.0%
	Hospital — 0.4%
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.000%, 11/15/12	836
1,095	Rev., 5.000%, 11/15/15	1,141
1,000	Rev., 5.250%, 11/15/15	948
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., VAR, 5.000%, 05/01/13	1,917
		4,842
	Housing — 0.6%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
550	Series A, Rev., GNMA COLL-FHA, 4.150%, 04/05/10	555
700	Series A, Rev., GNMA COLL-FHA, 4.375%, 04/05/10	698
	Indiana Housing & Community Development Authority,
3,230	Series B-2, Rev., GNMA/FNMA, 5.000%, 07/01/14	3,321
2,130	Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/15	2,185
		6,759
	Other Revenue — 0.4%
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/18	5,190
	Transportation — 0.3%
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,288
	Water & Sewer — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 01/01/16	4,310
	Total Indiana	24,389
	Iowa — 0.5%
	Housing — 0.1%
900	Iowa Finance Authority, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	954
	Prerefunded — 0.4%
4,795	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.300%, 06/01/11 (p)	5,069
	Total Iowa	6,023
	Kansas — 1.2%
	Housing — 1.2%
	Sedgwick & Shawnee Counties, Single Family Mortgage,
2,795	Series A, Rev., GNMA/FNMA, 5.400%, 12/01/15	2,908
1,160	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/15	1,241
575	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/15	597
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
705	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/13	755
4,025	Series A, Rev., GNMA/FNMA/FHLMC, 5.450%, 06/01/16	4,192
2,760	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 06/01/16	2,878
825	Series B-3, Rev., GNMA/FNMA, 5.750%, 12/01/12	876
865	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.250%, 12/01/16	883
525	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.100%, 12/01/16	522
	Total Kansas	14,852
	Louisiana — 2.3%
	Certificate of Participation/Lease — 0.1%
1,000	Louisiana State Military Department, CR, Rev., COP, 5.000%, 08/01/15	1,111
	Hospital — 0.8%
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., AGM, 5.750%, 07/01/18	5,648
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.250%, 03/01/11	556
515	Series B, GO, RADIAN, 5.250%, 03/01/12	542
440	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.700%, 04/05/10	417
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
2,000	Series A, Rev., 5.375%, 02/01/13	2,093

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — Continued
1,190	Series A, Rev., 5.375%, 02/01/13	1,221
		10,477
	Housing — 0.8%
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
255	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/13	260
2,950	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/16	3,036
1,033	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	1,115
	Jefferson Parish Finance Authority, Single Family Mortgage,
540	Series B-1, Rev., GNMA/FNMA COLL, 6.650%, 06/01/11	575
2,635	Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13	2,639
205	Series C-1, Rev., GNMA/FNMA, 7.000%, 06/01/10	208
955	Jefferson Parish School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 12/01/16	970
835	Louisiana Housing Finance Agency, Single Family Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/18	874
		9,677
	Utility — 0.6%
	Louisiana Energy & Power Authority,
4,320	Rev., AGM, 5.750%, 01/01/12	4,702
2,290	Rev., AGM, 5.750%, 01/01/13	2,582
		7,284
	Total Louisiana	28,549
	Maryland — 2.7%
	General Obligation — 2.6%
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	5,925
3,000	State of Maryland, Series B, GO, 5.000%, 03/01/19 (w)	3,551
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.000%, 03/15/17 (p)	7,060
7,675	Series 2, GO, 5.000%, 08/01/13	8,652
5,450	Series 2, GO, 5.000%, 08/01/13	6,204
		31,392
	Housing — 0.1%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 04/05/10	291
710	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	748
120	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 06/01/12	124
		1,163
	Total Maryland	32,555
	Massachusetts — 2.4%
	Education — 0.2%
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,150
1,060	Rev., 5.000%, 10/15/17	1,129
		2,279
	General Obligation — 0.7%
	Commonwealth of Massachusetts,
5,250	Series A, GO, 5.000%, 08/01/18	5,852
2,500	Series B, GO, AGM, 5.250%, 09/01/21	3,009
		8,861
	Housing — 0.7%
3,725	Boston Housing Authority, Rev., AGM, 5.000%, 04/01/16	4,262
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., VAR, AMT, 4.900%, 12/01/15	1,010
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.400%, 10/01/11	700
700	Series A, Rev., 3.600%, 10/01/12	741
725	Series A, Rev., 3.750%, 10/01/13	779
750	Series A, Rev., 3.900%, 10/01/14	814
		8,306
	Prerefunded — 0.3%
3,920	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.375%, 08/01/12 (p)	4,336
	Water & Sewer — 0.5%
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.250%, 08/01/24	6,023
	Total Massachusetts	29,805

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — 2.4%
	Education — 0.4%
4,000	University of Michigan, Series C, Rev., 5.000%, 04/01/18	4,707
	Hospital — 1.0%
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	2,170
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
5,000	Rev., 5.500%, 11/01/13	5,142
2,500	Series A, Rev., 5.000%, 07/15/15	2,620
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/14	2,441
		12,373
	Housing — 0.5%
	Michigan State Housing Development Authority,
3,780	Series A, Rev., AMT, 5.000%, 12/01/15	3,921
2,030	Series D, Rev., AMT, AGM, 4.950%, 07/01/15	2,057
		5,978
	Water & Sewer — 0.5%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/16	5,801
	Total Michigan	28,859
	Minnesota — 2.3%
	General Obligation — 0.4%
4,465	State of Minnesota, Various Purpose, Series K, GO, 5.000%, 11/01/19	5,251
	Housing — 1.6%
5,984	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 02/01/17	6,151
4,419	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 02/01/17	4,570
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 04/05/10	1,637
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,480	Series D, Rev., VAR, AMT, 5.500%, 07/01/16	1,573
5,265	Series L, Rev., AMT, 5.500%, 01/01/17	5,616
		19,547
	Transportation — 0.3%
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series B, Rev., AMT, 5.000%, 01/01/16	3,231
	Total Minnesota	28,029
	Mississippi — 1.2%
	Education — 0.6%
970	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., VAR, 5.000%, 03/01/11	1,000
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD Student Loans, 5.450%, 03/01/10	6,397
		7,397
	Housing — 0.6%
6,320	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/17	6,670
	Total Mississippi	14,067
	Missouri — 1.1%
	Housing — 0.9%
	Missouri Housing Development Commission, Home Ownership Loan Program,
2,560	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/14	2,701
930	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 09/01/16	947
4,215	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 03/01/17	4,507
2,340	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/16	2,465
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
115	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.150%, 04/05/10	117
160	Series B-1, Rev., AMT, NATL-RE-IBC, 7.450%, 04/05/10	163
		10,900
	Prerefunded — 0.1%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.250%, 12/01/10 (p)	960
	Transportation — 0.1%
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, AGM, 5.000%, 07/01/17	2,142
	Total Missouri	14,002

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Montana — 0.4%
	Housing — 0.4%
	Montana Board of Housing, Single Family Mortgage,
3,550	Series A, Rev., 5.250%, 06/01/15	3,727
230	Series B, Rev., 5.500%, 12/01/37	244
865	Series B-2, Rev., AMT, 6.000%, 06/01/10	893
	Total Montana	4,864
	Nebraska — 0.4%
	Housing — 0.4%
	Nebraska Investment Finance Authority,
2,205	Series C, Rev., 5.500%, 03/01/15	2,291
2,380	Series C, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/14	2,435
	Total Nebraska	4,726
	Nevada — 1.8%
	Education — 0.5%
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 01/01/16	5,833
	General Obligation — 0.9%
10,000	Clark County School District, Series B, GO, AGM, 5.000%, 06/15/14	10,743
	Housing — 0.3%
920	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/10	927
	Nevada Housing Division, Single Family Mortgage,
35	Sub Series A-1, Rev., AMT, 5.200%, 04/05/10	35
5	Sub Series B-1, Rev., AMT, 6.000%, 04/01/10	5
2,793	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 03/01/17	2,924
		3,891
	Other Revenue — 0.1%
1,735	Las Vegas Special Improvement District No. 707, Series A, Special Assessment, AGM, 5.400%, 06/01/10	1,744
	Total Nevada	22,211
	New Hampshire — 0.6%
	Housing — 0.2%
1,765	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 01/01/18	1,953
	Other Revenue — 0.4%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,318
900	Rev., NATL-RE, 5.500%, 06/01/27	1,092
		5,410
	Total New Hampshire	7,363
	New Jersey — 3.3%
	Education — 0.6%
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.250%, 03/01/14	3,391
3,000	Series P, Rev., 5.250%, 09/01/15	3,405
		6,796
	General Obligation — 0.1%
1,215	Egg Harbor Township School District, GO, AGM, 5.750%, 07/15/24	1,520
	Hospital — 0.2%
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.000%, 07/01/10	1,303
1,355	Rev., RADIAN, 5.000%, 07/01/11	1,381
		2,684
	Other Revenue — 0.9%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,501
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.000%, 06/01/14	5,270
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,173
2,550	Series 1A, Rev., 5.000%, 06/01/19	2,485
		11,429
	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority,
2,000	Series A, Rev., 5.500%, 12/15/21	2,305
5,000	Series A, Rev., AMBAC, 5.500%, 12/15/15	5,782
8,690	Series B, Rev., AMBAC, 5.250%, 12/15/22	9,788
		17,875
	Total New Jersey	40,304
	New Mexico — 1.0%
	Housing — 1.0%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
2,325	Series B-2, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.250%, 01/01/17	2,197

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
3,050	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 01/01/17	3,055
3,030	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/01/12	3,033
2,645	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 07/01/15	2,866
660	Series E-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.800%, 04/05/10	678
	Total New Mexico	11,829
	New York — 7.5%
	Certificate of Participation/Lease — 1.9%
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., COP, AMBAC, 5.500%, 05/15/20	5,678
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	3,119
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., COP, 5.000%, 06/01/12	4,347
1,675	Series B-1, Rev., COP, XLCA-ICR, 4.000%, 06/01/12	1,782
8,000	Series B-1C, Rev., COP, 5.500%, 06/01/11	8,380
		23,306
	Education — 0.8%
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 06/01/13	2,078
	New York State Dormitory Authority,
5,000	Series A, Rev., 5.000%, 03/15/17	5,540
1,295	Series B, Rev., VAR, 5.250%, 05/15/12	1,406
		9,024
	General Obligation — 2.7%
	New York City,
5,000	Series C, GO, 5.500%, 02/01/13	5,585
7,500	Series D, GO, 5.000%, 11/01/14	7,962
5,270	Series G, GO, 5.000%, 08/01/13	5,907
5,000	Series G, GO, 5.000%, 08/01/14	5,683
4,000	Series G, GO, 5.250%, 02/01/14	4,455
2,865	New York City, Unrefunded Balance, Series J, GO, 5.500%, 06/01/13	3,189
		32,781
	Other Revenue — 0.2%
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.000%, 07/01/11	1,142
1,150	Rev., AMBAC, 5.000%, 07/01/12	1,217
		2,359
	Prerefunded — 0.1%
1,120	City of New York, Series J, GO, 5.500%, 06/01/13 (p)	1,287
	Resource Recovery — 0.2%
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., AGM, 5.000%, 07/01/13	2,301
	Special Tax — 0.6%
5,000	New York City Transitional Finance Authority, Future Tax Secured, Series A, Rev., VAR, 5.500%, 11/01/11	5,376
2,000	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/19	2,254
		7,630
	Transportation — 1.0%
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.250%, 11/15/14	1,142
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., NATL-RE, 5.250%, 01/01/12	1,426
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	5,615
4,000	Port Authority of New York & New Jersey, CONS-131, Rev., CIFG-TCRS, 5.000%, 06/15/13	4,231
		12,414
	Total New York	91,102
	North Carolina — 3.6%
	Education — 0.2%
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/19	1,554
	General Obligation — 1.9%
	Mecklenburg County,
2,000	Series A, GO, 5.000%, 08/01/19	2,377
4,000	Series C, GO, 5.000%, 03/01/15	4,674
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 03/01/15	12,551
3,250	Union County, Series B, GO, 5.000%, 03/01/17	3,816
		23,418
	Housing — 0.7%
590	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.900%, 08/20/14	622

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
3,855	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 06/01/23	4,072
	North Carolina Housing Finance Agency, Home Ownership,
1,930	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/15	1,986
1,935	Series 26-A, Rev., VAR, AMT, 5.500%, 01/01/16	2,055
		8,735
	Utility — 0.5%
5,000	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.250%, 01/01/16	5,671
	Water & Sewer — 0.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/19	3,916
	Total North Carolina	43,294
	Ohio — 2.7%
	General Obligation — 1.0%
	Dublin City School District, Capital Appreciation,
2,885	GO, NATL-RE, FGIC, Zero Coupon, 12/01/13	2,695
3,580	GO, NATL-RE, FGIC, Zero Coupon, 12/01/14	3,224
5,000	State of Ohio, Infrastructure Improvement, Series A, GO, 5.500%, 02/01/20	5,984
		11,903
	Housing — 0.7%
550	Cuyahoga County, Multi-Family Housing, Carter Manor, Rev., GNMA, 4.000%, 09/20/14	569
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.950%, 12/20/10	1,099
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
130	Series B, Rev., AMT, GNMA COLL, 4.650%, 04/05/10	131
725	Series C, Rev., GNMA COLL, 4.625%, 01/01/11	748
	Summit County Port Authority, Eastland Woods Project,
425	Series A, Rev., FHA, GNMA COLL, 4.000%, 06/20/14	432
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 06/20/14	584
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 06/20/14	1,037
4,000	Summit County Port Authority, Edgewood Apartments Project, Rev., 4.250%, 05/01/10	4,008
		8,608
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
1,305	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 04/05/10	1,221
385	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/11	383
720	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Tax Allocation, 4.500%, 05/15/14	539
300	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	303
		2,446
	Other Revenue — 0.2%
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,758
	Prerefunded — 0.1%
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,000	Series C, Rev., 5.350%, 11/15/12 (p)	1,050
230	Series C, Rev., 6.000%, 05/15/11 (p)	238
		1,288
	Water & Sewer — 0.5%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	5,890
	Total Ohio	32,893
	Oklahoma — 0.5%
	Housing — 0.5%
580	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA COLL, 6.700%, 09/01/10	591
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
4,185	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 04/01/16	4,281
1,457	Series A-2, Rev., GNMA, 5.700%, 04/01/15	1,554
	Total Oklahoma	6,426

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Oregon — 0.4%
	General Obligation — 0.2%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.250%, 06/15/16	2,157
	Housing — 0.2%
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.100%, 05/01/13	2,661
	Total Oregon	4,818
	Other Territories — 0.6%
	Housing — 0.6%
2,035	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., VAR, 5.850%, 06/01/12	1,859
1,245	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 12/01/12	1,115
2,435	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 12/01/11	2,353
1,555	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 06/01/11	1,493
	Total Other Territories	6,820
	Pennsylvania — 3.3%
	Education — 0.6%
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	2,132
4,000	University of Pittsburgh, University Capital Project, Series B, Rev., 5.250%, 09/15/19	4,529
		6,661
	General Obligation — 1.2%
	City of Philadelphia,
3,000	Series A, GO, AGM, 5.000%, 08/01/14	3,353
1,700	Series A, GO, XLCA, 5.000%, 02/15/12	1,786
8,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/15	9,310
		14,449
	Hospital — 0.4%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	2,070
2,500	Pennsylvania Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., NATL-RE, 5.700%, 11/15/11 (f) (i)	2,497
		4,567
	Housing — 0.2%
1,545	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/16	1,642
800	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, 5.250%, 04/05/10	800
175	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.700%, 07/01/13	174
145	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.700%, 07/01/13	145
145	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.700%, 07/01/13	145
		2,906
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
3,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., VAR, 2.875%, 02/01/13	3,002
	Other Revenue — 0.1%
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Series A, Tax Allocation, 5.000%, 12/15/11	1,293
	Resource Recovery — 0.6%
6,925	Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., AGM, 5.000%, 12/01/33	7,017
	Total Pennsylvania	39,895
	South Carolina — 1.8%
	Certificate of Participation/Lease — 0.5%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., COP, 5.250%, 12/01/15	3,729
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/13	2,745
		6,474
	General Obligation — 0.6%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/19	6,703

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.5%
	Lexington County, Health Services District,
925	Rev., 6.000%, 05/01/11	969
1,090	Rev., 6.000%, 05/01/14	1,236
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., NATL-RE, FHA, 5.250%, 08/15/14	4,323
		6,528
	Other Revenue — 0.2%
2,175	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/01/10	2,172
	Total South Carolina	21,877
	South Dakota — 0.3%
	Housing — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
40	Series D, Rev., 4.800%, 05/01/11	41
50	Series D, Rev., 4.900%, 11/01/11	53
2,805	Series E, Rev., 6.000%, 05/01/18	3,057
	Total South Dakota	3,151
	Tennessee — 2.7%
	Housing — 1.1%
3,235	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.900%, 06/01/11	3,387
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.000%, 10/01/17	2,105
	Tennessee Housing Development Agency, Home Ownership Program,
5,215	Series 2006-2, Rev., AMT, 5.750%, 01/01/16	5,580
1,975	Series 2007-1, Rev., AMT, 5.500%, 01/01/17	2,107
		13,179
	Prerefunded — 0.2%
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health, 1st Mortgage, Series A, Rev., NATL-RE, 6.000%, 07/01/10 (p)	3,074
	Transportation — 0.1%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., 5.750%, 07/01/20	1,053
	Utility — 0.8%
10,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.250%, 09/01/21	9,989
	Water & Sewer — 0.5%
5,000	Metropolitan Government Nashville & Davidson County, Series A, Rev., AGM, 5.250%, 01/01/21	5,883
	Total Tennessee	33,178
	Texas — 7.0%
	General Obligation — 2.4%
4,685	El Paso County Hospital District, Certificates Obligation, GO, AMBAC, 5.000%, 08/15/15	5,027
4,000	Fort Bend County, GO, 5.250%, 03/01/28	4,389
2,335	Keller Independent School District, School Building, GO, 5.250%, 02/15/19	2,564
	Little Elm Independent School District, Capital Appreciation,
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	565
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	447
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	496
	Northside Independent School District, School Building,
6,035	GO, PSF-GTD, 5.000%, 08/15/17	6,939
1,900	Series C, GO, VAR, PSF-GTD, 4.100%, 06/01/10	2,012
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.789%, 04/06/10	4,340
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	2,123
		28,902
	Hospital — 0.4%
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.250%, 12/01/13	1,586
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	105
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.000%, 04/05/10	3,008
		4,699
	Housing — 1.1%
10	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.500%, 04/05/10	10
380	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.250%, 11/01/12	384
2,645	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 01/01/16	2,750

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
1,615	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/16	1,656
2,125	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/16	2,212
4,686	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/15	4,910
700	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA COLL, 6.200%, 09/01/12	714
794	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 02/01/17	820
		13,456
	Other Revenue — 0.2%
2,525	Harris County, Tax & Sub Lien, Series B, Rev., VAR, AGM, 5.000%, 08/15/12	2,763
	Transportation — 2.1%
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., NATL-RE, 5.250%, 11/15/13	3,313
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/16	2,260
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,500	Series A, Rev., 5.000%, 11/01/16	1,589
6,000	Series A, Rev., AGM, 5.500%, 11/01/13	6,179
	Texas State Transportation Commission, First Tier,
5,000	Series A, Rev., 5.000%, 04/01/16	5,721
6,000	Series A, Rev., 5.000%, 04/01/16	6,536
		25,598
	Utility — 0.3%
950	Harris County Cultural Education Facilities Finance Corp., Teco Project, Series A, Rev., 5.000%, 11/15/15	1,088
3,000	Lower Colorado River Authority, Transmission Service, Rev., AGM, 5.250%, 05/15/12	3,212
		4,300
	Water & Sewer — 0.5%
5,000	Texas Water Development Board, Revolving Funds, Sub Lien, Series B, Rev., 5.250%, 07/15/17	5,616
	Total Texas	85,334
	Utah — 0.6%
	Education — 0.3%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,796
	Housing — 0.0% (g)
235	Utah State Housing Finance Agency, Single Family Mortgage, Series D-2, Rev., FHA/VA MTGS, 5.350%, 04/05/10	235
	Industrial Development Revenue/ Pollution Control Revenue — 0.3%
3,300	Utah County, Marathon Oil Project, Rev., VAR, 5.050%, 11/01/11	3,446
	Total Utah	7,477
	Virginia — 2.9%
	Education — 1.0%
3,770	James City County Economic Development Authority, Public Facilities Projects, Rev., AGM, 5.000%, 06/15/15	4,335
	Virginia Public School Authority, School Financing,
3,205	Series B-1, Rev., 5.000%, 08/01/17	3,778
4,000	Series B-1, Rev., 5.000%, 08/01/19	4,595
		12,708
	General Obligation — 0.5%
5,045	Chesterfield County, Public Improvement, GO, 5.000%, 01/01/17	5,759
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
1,000	Chesterfield County EDA, Virginia Electric & Power, Series A, Rev., 5.000%, 05/01/19	1,071
	Other Revenue — 0.7%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/18	2,385
5,000	Virginia Public School Authority, School Financing, Series C, Rev., 5.000%, 08/01/16	5,867
		8,252

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Resource Recovery — 0.2%
	Virginia Resources Authority, Pooled Financing,
1,110	Series A, Rev., 5.000%, 11/01/17	1,321
1,500	Series B, Rev., 5.000%, 11/01/16	1,777
		3,098
	Transportation — 0.4%
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58, Corridor Development, Series C, Rev., 5.000%, 05/15/16	4,371
	Total Virginia	35,259
	Washington — 3.5%
	General Obligation — 1.2%
2,390	King County School District No. 401 Highline, GO, NATL-RE FGIC, 5.250%, 12/01/14	2,631
4,765	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/18	5,274
6,465	State of Washington, Various Purpose, Series 2007A, GO, AGM, 5.000%, 07/01/16	7,154
		15,059
	Housing — 0.2%
2,210	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.000%, 01/01/11	2,358
	Other Revenue — 0.1%
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.850%, 04/05/10 (f) (i)	1,592
	Prerefunded — 0.2%
1,800	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., VAR, AGM, 10.910%, 06/29/10 (p)	1,948
	Utility — 1.8%
5,000	City of Seattle, Light & Power, Rev., AGM, 5.000%, 08/01/14	5,535
10,675	Energy Northwest, Electric, Project No. 3, Series B, Rev., NATL-RE, 5.500%, 07/01/10	10,832
4,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.300%, 07/01/12	5,053
		21,420
	Total Washington	42,377
	Wisconsin — 2.1%
	General Obligation — 0.9%
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	4,364
6,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/18	7,007
		11,371
	Hospital — 0.4%
5,000	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (f) (i)	5,113
	Housing — 0.0% (g)
220	Wisconsin Housing & EDA, Home Ownership, Series E, Rev., AMT, 5.750%, 07/10/10	233
	Prerefunded — 0.5%
5,525	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.000%, 06/01/12 (p)	6,154
	Private Placement — 0.3%
3,000	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (f) (i)	3,024
	Total Wisconsin	25,895
	Total Municipal Bonds (Cost $1,143,221)	1,175,175

SHARES
	Investment Company — 0.4%
389	Nuveen Premium Income Municipal Fund (Cost $5,430)	5,202
Short-Term Investment — 3.0%
	Investment Company — 3.0%
36,014	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $36,014)	36,014
	Total Investments — 100.0% (Cost $1,184,665)	1,216,391
	Other Assets in Excess of Liabilities — 0.0% (g)	507
	NET ASSETS — 100.0%	$1,216,898

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 94.0%
	California — 0.8%
	General Obligation — 0.8%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	860
1,500	State of California, GO, 5.000%, 03/01/16	1,543
	Total California	2,403
	Colorado — 1.5%
	Prerefunded — 1.5%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,155
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,500
	Total Colorado	4,655
	Florida — 0.4%
	Transportation — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT,AGM-CR, XLCA, 5.000%, 10/01/15	1,041
	Hawaii — 0.5%
	Water & Sewer — 0.5%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/16	1,590
	Illinois — 1.7%
	Certificate of Participation/Lease — 0.5%
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.000%, 03/15/16	1,617
	General Obligation — 0.7%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/16	2,164
	Water & Sewer — 0.5%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/16	1,625
	Total Illinois	5,406
	Kansas — 0.7%
	Prerefunded — 0.7%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	910
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,211
	Total Kansas	2,121
	Louisiana — 0.4%
	Prerefunded — 0.4%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,342
	Missouri — 0.3%
	Prerefunded — 0.3%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., NATL-RE, 6.400%, 06/01/10 (p)	1,016
	New York — 0.5%
	General Obligation — 0.5%
1,500	New York City, Series E, GO, AGM, 5.000%, 11/01/14	1,654
	Ohio — 85.6%
	Certificate of Participation/Lease — 9.1%
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	5,136
	Ohio State Building Authority, Adult Correctional Facilities,
1,745	Series A, Rev., COP, 5.000%, 04/01/19	1,939
1,000	Series A, Rev., COP, AGM, 5.500%, 10/01/11	1,077
2,000	Series B, Rev., COP, 5.000%, 10/01/13	2,253
1,000	Series B, Rev., COP, 5.000%, 10/01/19	1,136
2,030	Series B, Rev., COP, 5.250%, 04/01/15	2,357
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,835	Series A, Rev., COP, 5.000%, 04/01/19	2,008
4,000	Series A, Rev., COP, AGM, 5.000%, 10/01/20	4,605
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	2,041
2,000	State of Ohio, Cultural & Sports Capital Appreciation, Series A, Rev., 5.250%, 10/01/20	2,323
2,000	State of Ohio, Higher Education Capital Facilities, Series II-A, Rev., COP, 5.375%, 12/01/12	2,243
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., COP, 5.000%, 12/01/20	1,387
		28,505
	Education — 5.4%
1,000	Kent State University, Series B, Rev., AGC, 5.000%, 05/01/19	1,134
180	Ohio State University, General Receipts, Unrefunded Balance, Series B, Rev., 5.250%, 06/01/16	201

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 06/01/14	1,052
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	1,930
1,500	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	1,694
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/18	2,407
1,000	State of Ohio, Higher Educational Facility, University of Dayton 2001, Rev., AMBAC, 5.375%, 06/01/11	1,066
1,500	University of Akron, Series A, Rev., AGM, 5.000%, 01/01/18	1,657
	University of Cincinnati,
1,960	Series A, Rev., NATL-RE, 5.000%, 06/01/17	2,099
1,500	Series G, Rev., NATL-RE, 5.000%, 12/01/17	1,648
2,000	University of Toledo, Series A, Rev., 4.000%, 06/01/13	2,138
		17,026
	General Obligation — 26.5%
1,530	Beavercreek City School District, School Improvement, GO, 5.000%, 06/01/19	1,699
3,000	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,521
	Cincinnati City School District, Classroom Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,172
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,089
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/18	1,088
1,000	Series B, GO, 5.000%, 12/01/18	1,095
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.000%, 12/01/15	1,336
1,105	Series A, GO, 5.000%, 06/01/19	1,245
1,500	Series C, GO, 5.000%, 06/01/17	1,718
1,000	City of Cleveland, GO, NATL-RE, 5.750%, 08/01/11	1,073
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 06/01/17	2,400
1,000	City of Columbus School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/19	1,101
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,315
	City of Dublin, Various Purpose,
1,000	Series A, GO, 3.000%, 12/01/14	1,068
1,030	Series A, GO, 4.000%, 12/01/16	1,147
1,495	City of Newark, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 12/01/11	1,462
50	City of Strongsville, Unrefunded Balance, GO, 6.700%, 04/05/10	50
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/18	1,088
1,000	GO, 5.000%, 12/01/18	1,080
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,703
1,775	Columbus City School District, Capital Appreciation, Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,279
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,418
	Cuyahoga County, Various Purpose,
1,000	Series A, GO, 4.000%, 12/01/15	1,118
1,000	Series A, GO, 4.000%, 12/01/17	1,108
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	862
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/18	1,114
1,000	GO, NATL-RE, 5.000%, 06/01/16	1,124
1,000	GO, NATL-RE, 5.000%, 12/01/17	1,150
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 06/01/15	1,086
1,060	GO, NATL-RE, 5.000%, 06/01/15	1,135
1,400	Lake Local School District/Stark County, School Improvement, GO, AGM, 5.000%, 06/01/15	1,531
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	1,931
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	2,975
1,120	Lebanon City School District, School Construction, GO, AGM, 5.000%, 06/01/15	1,203
1,930	London City School District, School Facilities, Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/11	2,077
1,430	Marysville Exempt Village School District, GO, AGM, 5.000%, 12/01/15	1,537

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	Olentangy Local School District,
2,000	GO, AGM, 5.000%, 06/01/16	2,189
500	GO, NATL-RE, 7.750%, 12/01/11	562
1,235	GO, NATL-RE, FGIC, 5.000%, 12/01/13	1,412
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 06/01/18	1,575
1,000	Plain Local School District, GO, NATL-RE, FGIC, 5.800%, 06/01/11	1,059
150	Shaker Heights City School District, Series A, GO, 7.100%, 12/15/10	157
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,476
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,624
1,750	State of Ohio, Series A, GO, 5.375%, 03/01/18	1,997
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.250%, 09/15/12	1,337
1,250	Series B, GO, 5.000%, 03/15/14	1,342
	State of Ohio, Conservation Projects,
2,000	Series B, GO, 3.500%, 03/01/15	2,157
2,720	Series B, GO, 5.000%, 09/01/16	3,146
2,000	State of Ohio, Higher Education, Series A, GO, 5.000%, 08/01/16	2,321
1,500	State of Ohio, Infrastructure Improvements, Series D, GO, 5.000%, 03/01/14	1,601
3,335	State of Ohio, Site Development, Series A, GO, 4.000%, 11/01/14	3,701
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 06/01/17	1,497
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.000%, 11/01/10	1,030
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,623
		82,904
	Hospital — 7.1%
	Cuyahoga County,
2,500	Series A, Rev., 5.500%, 01/01/13	2,778
1,400	Series A, Rev., 6.000%, 07/01/13	1,571
1,000	Series A, Rev., 6.000%, 07/01/13	1,083
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., NATL-RE, 5.125%, 04/05/10	1,002
890	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 04/05/10	895
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 04/05/10	992
	Lorain County Hospital, Catholic Healthcare Partners,
1,000	Series B, Rev., NATL-RE, 5.625%, 04/05/10	1,002
1,000	Series B, Rev., NATL-RE, 5.625%, 04/05/10	1,003
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.625%, 04/05/10	1,013
1,000	Rev., AMBAC, 5.625%, 04/05/10	1,012
875	Middleburg Heights, Southwest General Health Center, Rev., AGM, 5.700%, 04/05/10	887
	Ohio Higher Educational Facility Commission, University Hospital Health System,
1,000	Series A, Rev., 5.000%, 01/15/14	1,089
550	Series A, Rev., 5.000%, 01/15/24	554
1,000	Series A, Rev., 5.250%, 01/15/23	1,032
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/16	2,552
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/18	2,094
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health , Rev., 5.000%, 01/01/19	1,565
		22,124
	Housing — 5.8%
975	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/17	1,031
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	563
1,820	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.200%, 04/05/10	1,835
650	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/13	685
260	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 04/05/10	261
	Ohio Housing Finance Agency,
880	Series A, Rev., AGM , 4.500%, 04/01/12	946
1,000	Series A, Rev., AGM , 5.000%, 04/01/17	1,090
500	Series A, Rev., AGM , 5.000%, 04/01/17	528
1,495	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	1,571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/16	1,412
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
845	Series A, Rev. AMT, GNMA COLL, 4.300%, 03/01/16	853
10	Series D, Rev., 4.200%, 09/01/10	10
1,995	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 03/01/18	2,179
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	819
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	2,936
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	1,262
		17,981
	Industrial Development Revenue/ Pollution Control Revenue — 1.4%
705	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 04/05/10	660
900	Cleveland-Cuyahoga County Port Authority, Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank, 6.500%, 11/15/11	879
1,250	Franklin County, American Chemical Society Project, Rev., 5.500%, 04/05/10	1,266
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/15	745
220	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	222
710	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 5.100%, 04/05/10	697
		4,469
	Other Revenue — 2.8%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,593
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/17	1,116
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,000	Series B, Rev., 5.000%, 10/01/19	1,108
1,000	Series B, Rev., 5.000%, 10/01/19	1,099
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,857
		8,773
	Prerefunded — 4.7%
	City of Cleveland,
1,015	GO, AMBAC, 5.250%, 12/01/14 (p)	1,194
1,000	GO, FGIC, 5.600%, 12/01/10 (p)	1,051
320	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11 (p)	316
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, AGM, 5.250%, 12/01/14 (p)	2,352
1,260	Franklin County, Children’s Hospital Improvement Project, Rev., AMBAC, 5.500%, 05/01/11 (p)	1,347
1,000	Minster Local School District, School Facilities & Construction, GO, AGM, 5.500%, 12/01/10 (p)	1,050
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,206
1,500	Ohio State Turnpike Commission, Rev., 5.500%, 02/15/11 (p)	1,575
820	Ohio State University, General Receipts, Series B, Rev., 5.250%, 06/01/13 (p)	933
2,510	Ohio State Water Development Authority, Fresh Water, Rev., AMBAC, 5.800%, 04/05/10 (p)	2,514
		14,538
	Private Placement — 0.1%
428	City of Columbus, Clintonville II Street Light Assessment, GO, 4.400%, 09/01/15	436
	Special Tax — 2.5%
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/13	1,071
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,072
	State of Ohio,
1,000	Series A, Rev., 5.000%, 04/01/18	1,090
1,500	Series A, Rev., 5.000%, 04/01/18	1,660
1,000	Series A, Rev., 5.000%, 04/01/18	1,098
1,500	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/19	1,753
		7,744

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 7.1%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,188
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,582
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,090
1,500	Series C, Rev., VAR, AGM, 5.000%, 01/01/17	1,581
	City of Cleveland, Parking Facilities,
1,000	Rev., AGM, 5.000%, 09/15/14	1,085
1,370	Rev., AGM, 5.250%, 09/15/21	1,443
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/17	2,170
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/19	2,223
1,185	Series A, Rev., 5.000%, 02/15/19	1,307
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,959
1,250	State of Ohio, Major Infrastructure Project, Rev., AGM, 5.000%, 06/15/17	1,443
		22,071
	Utility — 3.1%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/19	1,062
2,680	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11	2,622
	City of Cleveland, Public Power Systems,
1,220	Rev., AMBAC, 5.500%, 11/15/11	1,294
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,435
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/16	1,064
	City of Hamilton, Electric Systems,
950	Series A, Rev., AGC, 5.000%, 10/01/19	1,070
1,000	Series A, Rev., AGC, 5.000%, 10/01/19	1,117
		9,664
	Water & Sewer — 10.0%
	City of Akron, Sanitation Sewer System,
1,030	Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,128
1,070	Rev., NATL-RE, FGIC, 5.500%, 12/01/12	1,161
1,000	City of Akron, Waterworks, Rev., AGC, 5.000%, 03/01/18	1,128
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/16	1,704
1,000	Sub Series B, Rev., VAR, NATL-RE, 5.000%, 06/01/17	1,113
1,500	City of Cleveland, Series T, Rev., 5.000%, 01/01/19	1,677
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/17	1,358
1,505	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., NATL-RE, 5.500%, 01/01/13	1,584
1,000	City of Toledo, Sewer System, Rev., NATL-RE, 5.250%, 04/05/10	1,023
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/13	3,334
1,205	Delaware County, Sanitation Sewer Systems, Rev., AGM, 4.500%, 06/01/17	1,308
1,410	Hamilton County, Sewer Systems, GTR Cincinnati, Series A, Rev., 5.000%, 12/01/18	1,630
2,700	Mahoning Valley Sanitation District, Rev., AGM, 5.125%, 04/05/10	2,722
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,608
	Ohio State Water Development Authority, Community Assistance,
1,205	Rev., 5.000%, 12/01/19	1,355
1,275	Rev., 5.000%, 12/01/19	1,422
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/18	2,238
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,464
1,250	Ohio State Water Development Authority, State Match, Rev., 5.000%, 06/01/14	1,398
		31,355
	Total Ohio	267,590
	Texas — 1.5%
	General Obligation — 0.9%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/16	1,136
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/16	1,677
		2,813
	Prerefunded — 0.6%
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	1,972
	Total Texas	4,785

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — 0.1%
	General Obligation — 0.1%
220	State of Washington, Series A & AT-6, GO, 6.250%, 02/01/11	229
	Total Municipal Bonds (Cost $279,342)	293,832

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
15,363	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $15,363)	15,363
	Total Investments — 98.9% (Cost $294,705)	309,195
	Other Assets in Excess of Liabilities — 1.1%	3,293
	NET ASSETS — 100.0%	$312,488

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Collateralized Mortgage Obligations — 0.1%
	Agency CMO — 0.1%
1,281	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.729%, 03/25/10	1,277
200	Government National Mortgage Association, Series 2000-38, Class F, VAR, 0.629%, 03/20/10	199
	Total Collateralized Mortgage Obligations (Cost $1,481)	1,476
Municipal Bonds — 94.1%
	Alabama — 1.0%
	Other Revenue — 0.2%
2,440	Auburn University, Rev., 5.000%, 06/01/15	2,808
	Transportation — 0.8%
5,000	Alabama State Dock Authority, Series B, Rev., NATL-RE, 5.000%, 10/01/10	5,104
	Huntsville Madison County Airport Authority,
2,330	Rev., AGM, 5.000%, 07/01/12	2,450
1,450	Rev., AGM, 5.000%, 07/01/13	1,536
1,570	Rev., AGM, 5.000%, 07/01/14	1,669
		10,759
	Total Alabama	13,567
	Alaska — 0.1%
	Other Revenue — 0.1%
1,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.000%, 04/01/12	1,080
	Arizona — 0.8%
	Certificate of Participation/Lease — 0.3%
3,625	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/13	3,969
	Hospital — 0.3%
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.200%, 03/04/10	4,563
	Transportation — 0.2%
2,000	Arizona State Transportation Board, Maricopa County Regional Area Roads, Rev., 5.000%, 07/01/11	2,120
	Total Arizona	10,652
	California — 1.6%
	Certificate of Participation/Lease — 0.2%
2,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series N, Rev., COP, 4.000%, 05/15/11	2,086
	General Obligation — 0.7%
3,750	State of California, Economic Recovery, Series B, GO, VAR, 5.000%, 03/01/10 (p)	3,752
1,740	State of California, Economic Recovery, Unrefunded, Series A, GO, NATL-RE, 5.250%, 07/01/13	1,948
2,500	State of California, Various Purpose, GO, 5.125%, 11/01/11	2,666
		8,366
	Hospital — 0.3%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., VAR, 3.450%, 06/15/11	1,029
3,000	California Statewide Communities Development Authority, Kaiser Permanente, Series E, Rev., VAR, 4.000%, 05/02/11	3,113
		4,142
	Other Revenue — 0.3%
3,880	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	3,564
	Prerefunded — 0.1%
1,635	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.250%, 07/01/13 (p)	1,870
	Total California	20,028
	Colorado — 0.8%
	General Obligation — 0.2%
2,435	Jefferson County School District R-001, GO, 5.000%, 12/15/15 (w)	2,850
	Housing — 0.0% (g)
240	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 05/01/12	247
	Prerefunded — 0.2%
2,165	Douglas County School District No Re-1 Douglas & Elbert Counties, GO, NATL-RE, FGIC , 5.750%, 12/15/14 (p)	2,592
	Transportation — 0.2%
2,500	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, AMT, 5.250%, 05/15/10	2,526
	Utility — 0.2%
2,000	City of Colorado Springs, Utilities Systems, Sub Lien, Series A, Rev., 5.000%, 11/15/11	2,151
	Total Colorado	10,366

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Connecticut — 3.9%
	Education — 0.6%
4,390	Connecticut State Health & Educational Facility Authority, Yale University, Series A-3, Rev., VAR, 4.000%, 02/07/13	4,768
2,525	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,681
		7,449
	General Obligation — 3.3%
	State of Connecticut,
5,000	GO, 5.000%, 03/15/12	5,443
5,000	Series E, GO, AGM, 5.500%, 11/15/12	5,630
	State of Connecticut, Economic Recovery,
10,100	Series A, GO, 5.000%, 01/01/13	11,264
3,000	Series A, GO, 5.000%, 01/01/15	3,471
5,500	Series A, GO, 5.000%, 01/01/16	6,386
10,000	Series D, GO, 5.000%, 01/01/13	11,153
		43,347
	Total Connecticut	50,796
	Delaware — 0.9%
	Transportation — 0.9%
3,740	Delaware Transportation Authority, Series B, Rev., AMBAC, 5.250%, 07/01/11	3,984
7,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	8,291
	Total Delaware	12,275
	District of Columbia — 0.1%
	Water & Sewer — 0.1%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,932
	Florida — 6.6%
	Education — 0.5%
6,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	6,654
	Housing — 0.5%
5,930	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	5,978
	Industrial Development Revenue/ Pollution Control Revenue — 0.3%
4,000	City of Jacksonville, Series C-1, Rev., 5.000%, 10/01/15	4,514
	Other Revenue — 1.4%
5,000	Citizens Property Insurance Corp., High Risk Account, Series A, Rev., NATL-RE, 5.000%, 03/01/12	5,279
10,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A, Rev., 5.000%, 07/01/11	10,500
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.000%, 04/01/14	1,967
		17,746
	Prerefunded — 2.0%
5,120	Broward County, Series A, GO, 5.250%, 01/01/11 (p)	5,387
2,195	Collier County School Board, COP, AGM, 5.375%, 02/15/12 (p)	2,398
9,440	Hillsborough County School Board, Rev., AMBAC, 5.375%, 10/01/11 (p)	10,170
3,000	Orange County, Tourist Development, Senior Lien, Rev., AMBAC, 5.500%, 04/01/12 (p)	3,298
4,875	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11 (p)	5,075
		26,328
	Transportation — 0.4%
4,575	Florida State Turnpike Authority, Department of Transportation, Series A, Rev., 5.000%, 07/01/12	4,993
	Water & Sewer — 1.5%
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., AGM, 5.000%, 10/01/13	1,845
5,000	Series B, Rev., AGM, 5.000%, 10/01/14	5,698
	Tampa Bay Water Utility System, Water Supply Authority,
5,000	Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,638
5,000	Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,806
		18,987
	Total Florida	85,200
	Georgia — 5.3%
	General Obligation — 3.1%
2,000	Carroll County, Sales Tax, GO, AGC, 5.000%, 07/01/11	2,120
2,160	Floyd County, Sales Tax, GO, 5.000%, 04/01/12 (w)	2,351

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	State of Georgia,
2,000	Series B, GO, 5.500%, 07/01/14	2,360
5,000	Series G, GO, 4.000%, 11/01/12	5,434
3,500	Series G, GO, 5.000%, 10/01/10	3,600
7,415	Series G, GO, 5.000%, 10/01/12	8,233
2,780	Series I, GO, 5.000%, 07/01/16	3,277
10,000	Series I, GO, 5.000%, 07/01/18	11,827
		39,202
	Prerefunded — 1.6%
10,000	Metropolitan Atlanta Rapid Transit Authority, Rev., NATL-RE, 5.250%, 01/01/13 (p)	11,235
8,850	State of Georgia, Series B, GO, 5.000%, 05/01/12 (p)	9,680
		20,915
	Special Tax — 0.6%
6,870	Georgia State Road & Tollway Authority, Rev., 5.250%, 10/01/12	7,666
	Total Georgia	67,783
	Hawaii — 0.9%
	General Obligation — 0.6%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,660
2,000	State of Hawaii, Series DY, GO, 5.000%, 02/01/15	2,316
		7,976
	Prerefunded — 0.3%
2,750	State of Hawaii, Series CZ, GO, AGM, 5.000%, 07/01/12 (p)	3,024
	Total Hawaii	11,000
	Idaho — 0.5%
	Transportation — 0.5%
6,045	Idaho Housing & Finance Association, Federal Highway, Series A, Rev., AGC, 5.250%, 07/15/14	6,989
	Illinois — 4.6%
	General Obligation — 0.8%
9,620	State of Illinois, Series A, GO, 3.500%, 09/01/12	10,129
	Hospital — 0.7%
	Illinois Finance Authority, Advocate Health Care,
2,500	Series A-3, Rev., VAR, 3.875%, 05/01/12	2,568
5,665	Series C, Rev., VAR, 0.400%, 03/25/11	5,662
1,010	Sub Series C3B, Rev., VAR, 4.375%, 07/01/14	1,067
		9,297
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
2,770	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	2,731
	Other Revenue — 0.1%
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,895
	Prerefunded — 2.5%
5,000	Chicago Board of Education, Series C, GO, AGM, 5.000%, 12/01/11 (p)	5,392
5,000	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement, GO, 5.500%, 12/01/12 (p)	5,457
6,775	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/14 (p)	7,754
5,000	Cook County, Capital Improvement, Series C, GO, AMBAC, 5.500%, 11/15/12 (p)	5,628
1,000	Lake County Forest Preservation District, Land Acquisition and Development, GO, 5.000%, 12/15/10 (p)	1,038
3,735	State of Illinois, First Series, GO, NATL-RE, FGIC, 5.375%, 11/01/11 (p)	3,984
2,305	Will & Kendall Counties Community Consolidated School District 202, School Building, Series A, GO, FGIC, 5.000%, 07/01/13 (p)	2,612
		31,865
	Transportation — 0.3%
2,845	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	3,197
	Total Illinois	59,114
	Indiana — 1.1%
	Education — 0.1%
	Purdue University, Student Fee,
750	Series X, Rev., 5.000%, 07/01/10	763
1,000	Series X, Rev., 5.000%, 07/01/11	1,061
		1,824
	Hospital — 0.2%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.000%, 07/01/11	1,842

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.8%
5,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	5,828
4,155	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	4,817
		10,645
	Total Indiana	14,311
	Iowa — 0.2%
	Other Revenue — 0.2%
2,000	Iowa Higher Education Loan Authority, Private College Facility, Rev., 4.000%, 12/01/13 (w)	2,214
	Kansas — 0.3%
	General Obligation — 0.2%
2,400	City of Olathe, Series 211, GO, 5.000%, 10/01/12	2,662
	Other Revenue — 0.1%
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,153
	Total Kansas	3,815
	Kentucky — 1.7%
	Certificate of Participation/Lease — 0.5%
5,000	Kentucky State Property & Buildings Commission, Project 82, Rev., COP, AGM, 5.250%, 10/01/14	5,767
	Other Revenue — 0.5%
	Kentucky State Property & Buildings Commission, Project 95,
3,820	Series A, Rev., 5.000%, 08/01/13	4,257
2,220	Series A, Rev., 5.000%, 08/01/14	2,518
		6,775
	Prerefunded — 0.7%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	6,236
2,585	Kentucky State Property & Buildings Commission, Refunding Project 72, Rev., NATL-RE, 5.375%, 10/01/11 (p)	2,785
		9,021
	Total Kentucky	21,563
	Louisiana — 1.0%
	Hospital — 0.1%
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
635	Series B, Rev., 5.000%, 05/15/10	638
510	Series B, Rev., 5.000%, 05/15/11	523
		1,161
	Prerefunded — 0.9%
10,000	Ernest N Morial-New Orleans Exhibit Hall Authority, Special Tax, Series A, AMBAC, 5.250%, 07/15/13 (p)	11,361
	Resource Recovery — 0.0% (g)
	Parish of St. Mary, Solid Waste,
295	Rev., 5.400%, 03/01/10	295
310	Rev., 5.400%, 03/01/11	319
		614
	Total Louisiana	13,136
	Maryland — 2.3%
	General Obligation — 2.0%
2,475	Anne Arundel County, General Improvement, GO, 4.000%, 04/01/12	2,650
	Prince George’s County, Public Improvement,
1,500	GO, 5.500%, 10/01/13	1,740
3,000	Series A, GO, 5.000%, 07/15/13	3,411
11,275	State of Maryland, State and Local Facilities, Series A, GO, 5.000%, 11/01/14	13,182
5,000	State of Maryland, State and Local Facilities Capital Improvement, Series A, GO, 5.500%, 03/01/11	5,265
		26,248
	Special Tax — 0.3%
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,552
	Total Maryland	29,800
	Massachusetts — 5.4%
	Education — 2.0%
	Massachusetts School Building Authority,
6,890	Series A, Rev., 4.000%, 05/15/13	7,528
8,385	Series A, Rev., 4.000%, 05/15/14	9,277
7,250	Series A, Rev., 5.000%, 05/15/15	8,397
		25,202
	General Obligation — 0.9%
	Commonwealth of Massachusetts,
5,000	Series A, GO, 5.000%, 08/01/14	5,782
5,000	Series D, GO, NATL-RE, 5.500%, 11/01/13	5,793
		11,575

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.0% (g)
375	New Bedford Housing Authority, Capital Funding Program, Series A, Rev., 3.200%, 10/01/10	381
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,703
	Prerefunded — 1.7%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,469
5,500	Series B, GO, 5.000%, 08/01/14 (p)	6,331
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,703
3,250	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	3,691
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Rev., NATL-RE, 5.250%, 11/01/14 (p)	4,127
		22,321
	Special Tax — 0.3%
3,000	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/14	3,500
	Transportation — 0.4%
4,305	Commonwealth of Massachusetts, Series A, Rev., GAN, 5.750%, 12/15/10	4,496
	Total Massachusetts	69,178
	Michigan — 2.2%
	General Obligation — 0.4%
1,470	Kentwood Public Schools, GO, 5.000%, 05/01/12	1,593
1,450	Plymouth-Canton Community School District, GO, AGM, 5.000%, 05/01/13	1,605
1,645	Southfield Public Schools, GO, NATL-RE, 5.000%, 05/01/15	1,851
		5,049
	Prerefunded — 0.9%
5,000	City of Detroit, Senior Lien, Series A, Rev., FGIC, 5.125%, 07/01/11 (p)	5,311
4,420	Delta County Economic Development Corp., Mead Westvaco-Escanaba, Series A, Rev., 6.250%, 04/15/12 (p)	4,906
1,470	Van Buren Charter Township Local Development Finance Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,661
		11,878
	Transportation — 0.3%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	3,039
	Water & Sewer — 0.6%
10,905	City of Detroit, Sewer Disposal, Series D, Rev., VAR, AGM, 0.768%, 04/01/10	8,143
	Total Michigan	28,109
	Minnesota — 3.0%
	General Obligation — 1.3%
5,555	State of Minnesota, GO, 5.000%, 10/01/15	6,530
8,900	State of Minnesota, Various Purposes, Series H, GO, 5.000%, 11/01/14	10,383
		16,913
	Hospital — 0.2%
2,000	St Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,222
	Prerefunded — 1.1%
5,000	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/12 (p)	5,438
7,305	State of Minnesota, GO, 5.250%, 11/01/12 (p)	8,168
		13,606
	Utility — 0.4%
5,000	Northern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/12	5,341
	Total Minnesota	38,082
	Mississippi — 0.2%
	Certificate of Participation/Lease — 0.2%
	Mississippi Development Bank Special Obligation, Marshall County Correctional Facility,
750	Series C, Rev., COP, 5.000%, 08/01/10	763
1,060	Series C, Rev., COP, 5.000%, 08/01/11	1,115
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., COP, 5.000%, 08/01/11	1,099
	Total Mississippi	2,977
	Missouri — 1.2%
	General Obligation — 0.5%
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,602
665	Riverview Gardens School District, Capital Appreciation, GO, AGM, Zero Coupon, 04/01/11	660
		6,262

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.2%
3,085	Missouri State Board of Public Buildings, Series A, Rev., 5.500%, 10/15/10	3,189
	Transportation — 0.5%
	City of St. Louis, Lambert-St. Louis International Airport,
4,000	Series A-2, Rev., 4.000%, 07/01/11	4,117
1,000	Series A-2, Rev., 4.250%, 07/01/11	1,023
1,250	Missouri Highway & Transportation Commission, Series A, Rev., 5.000%, 05/01/15	1,459
		6,599
	Total Missouri	16,050
	Nebraska — 0.1%
	Utility — 0.1%
1,160	Nebraska Public Power District, Series B, Rev., 5.000%, 01/01/12	1,247
	Nevada — 1.5%
	General Obligation — 0.4%
5,000	Clark County School District, GO, AGM, 5.500%, 06/15/13	5,641
	Prerefunded — 1.1%
13,185	Truckee Meadows Water Authority, Series A, Rev., AGM, 5.250%, 07/01/11 (p)	14,043
	Total Nevada	19,684
	New Jersey — 6.4%
	Certificate of Participation/Lease — 0.2%
2,250	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.000%, 06/15/10	2,277
	Education — 1.7%
	New Jersey EDA, School Facilities Construction,
2,475	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14	2,773
4,500	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14	5,042
5,095	Series L, Rev., AGM, 5.250%, 03/01/15	5,826
5,845	New Jersey Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/14	6,845
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,613
		22,099
	General Obligation — 0.7%
	State of New Jersey,
8,000	Series D, GO, NATL-RE, FGIC-TCRS, 6.000%, 02/15/13	9,143
370	Series N, GO, NATL-RE, FGIC, 5.500%, 07/15/13	423
		9,566
	Industrial Development Revenue/ Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., FGIC, 5.000%, 06/15/13	5,192
	Prerefunded — 2.5%
4,675	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	5,385
10,000	New Jersey EDA, School Facilities Construction, Series A, Rev., AMBAC, 5.250%, 06/15/11 (p)	10,631
14,000	Tobacco Settlement Financing Authority, Rev., 6.250%, 06/01/13 (p)	16,325
		32,341
	Special Tax — 0.9%
10,015	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.250%, 12/15/13	11,279
	Total New Jersey	82,754
	New York — 5.5%
	Education — 0.6%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., AGM, 5.000%, 05/01/12	2,234
	New York State Dormitory Authority,
3,000	Series B, Rev., VAR, 5.250%, 05/15/12	3,258
2,500	Series B, Rev., VAR, 6.000%, 05/15/12	2,754
		8,246
	General Obligation — 0.9%
6,960	City of New York, Series D, GO, 5.000%, 02/01/14	7,851
1,000	New York City, Series F, GO, 5.500%, 12/15/12	1,119
2,740	Suffolk County, Public Improvement, Series B, GO, 4.500%, 11/01/11	2,918
		11,888
	Hospital — 0.2%
2,000	Nassau Health Care Corp., Series B, Rev., AGM, 5.000%, 08/01/10	2,039
1,055	New York State Dormitory Authority, Health Facilities, Series 1, Rev., 5.000%, 01/15/14	1,173
		3,212

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 2.0%
1,050	Erie County Industrial Development Agency (The), Series A, Rev., 5.000%, 05/01/14	1,182
6,250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/15	7,277
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,517
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/11	3,675
	Tobacco Settlement Financing Authority, Asset-Backed,
4,025	Series A, Rev., 5.000%, 06/01/10	4,072
5,000	Series A-1, Rev., 5.000%, 06/01/11	5,264
		25,987
	Special Tax — 0.3%
3,500	New York City Transitional Finance Authority, Sub Series 3B-1, Rev., 5.000%, 11/01/12	3,884
	Transportation — 0.8%
2,000	Metropolitan Transportation Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/11	2,149
7,000	Triborough Bridge & Tunnel Authority, Series A-1, Rev., VAR, 4.000%, 11/15/12	7,544
		9,693
	Utility — 0.3%
3,000	Long Island Power Authority, Series B, Rev., 5.250%, 12/01/12	3,330
	Water & Sewer — 0.4%
4,315	New York City Municipal Water Finance Authority, Series BB, Rev., 5.000%, 06/15/13	4,852
	Total New York	71,092
	North Carolina — 2.2%
	Certificate of Participation/Lease — 0.3%
1,760	City of Charlotte, Series E, COP, 5.000%, 06/01/15	2,029
1,000	City of Charlotte, Equipment Acquisition & Public Facilities, COP, 5.000%, 06/01/14	1,146
		3,175
	General Obligation — 1.1%
	City of Charlotte,
1,445	Series C, GO, 5.000%, 06/01/12	1,586
1,250	Series C, GO, 5.000%, 06/01/14	1,446
	Mecklenburg County, Public Improvement,
2,385	Series B, GO, 5.000%, 02/01/14	2,743
5,000	Series C, GO, 5.000%, 02/01/13	5,609
2,215	New Hanover County, GO, 5.000%, 12/01/12	2,471
		13,855
	Hospital — 0.1%
1,500	North Carolina Medical Care Commission, First Mortgage, Deerfield, Series A, Rev., 3.375%, 11/01/10	1,503
	Utility — 0.7%
4,550	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/13	4,980
3,930	North Carolina Municipal Power Agency, No. 1 — Catawba, Series A, Rev., 5.250%, 01/01/13	4,332
		9,312
	Total North Carolina	27,845
	Ohio — 3.3%
	Certificate of Participation/Lease — 0.4%
5,000	Ohio State Building Authority, State Facilities Administration Building Fund, Project B, Rev., COP, AGM, 5.000%, 10/01/10	5,143
	Education — 0.4%
3,000	Ohio State University, Series A, Rev., 5.000%, 12/01/12	3,341
1,000	University of Cincinnati, Series T, Rev., 5.500%, 06/01/10	1,012
		4,353
	General Obligation — 1.4%
5,080	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/13	5,776
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,831
5,800	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15 (w)	6,739
		18,346
	Housing — 0.0% (g)
395	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	406
	Other Revenue — 0.2%
3,125	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,874
	Prerefunded — 0.4%
4,325	Milford Exempt Village School District, School Improvement, GO, AGM, 5.125%, 12/01/11 (p)	4,668

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.1%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	1,033
	Water & Sewer — 0.4%
3,395	Hamilton County, Sewer Systems, Series A, Rev., NATL-RE, 5.000%, 12/01/13	3,840
1,330	Ohio State Water Development Authority, Water Quality Loan Fund, Rev., 5.000%, 06/01/13	1,502
		5,342
	Total Ohio	42,165
	Oklahoma — 0.5%
	Other Revenue — 0.5%
6,185	Oklahoma State University, Agricultural Mechanical Colleges, Rev., 2.553%, 08/01/10	6,230
	Oregon — 1.0%
	Certificate of Participation/Lease — 0.5%
6,030	Oregon State Department of Administrative Services, Series D, COP, 5.000%, 11/01/12	6,672
	Water & Sewer — 0.5%
5,570	City of Portland, First Lien, Series A, Rev., AGM, 5.000%, 06/15/10	5,651
	Total Oregon	12,323
	Pennsylvania — 8.8%
	Education — 0.3%
	Pennsylvania State Higher Educational Facilities Authority, LaSalle University,
1,000	Series A, Rev., 4.125%, 05/01/13	1,058
1,125	Series A, Rev., 5.000%, 05/01/10	1,132
1,875	Series A, Rev., 5.000%, 05/01/11	1,946
		4,136
	General Obligation — 2.0%
5,000	Commonwealth of Pennsylvania, First Series, GO, NATL-RE, 5.250%, 02/01/12	5,446
8,520	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 07/01/15	9,965
1,125	Exeter Township, GO, AMBAC, 5.000%, 07/15/10	1,146
	Philadelphia School District,
4,000	GO, TAN, 2.500%, 06/30/10	4,028
5,805	Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/10	5,921
		26,506
	Other Revenue — 0.5%
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	3,152
3,000	Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., VAR, 2.625%, 12/03/12	3,008
		6,160
	Prerefunded — 5.1%
3,060	City of Scranton, Series C, GO, 7.100%, 09/01/11 (p)	3,352
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,908
6,025	GO, NATL-RE, 5.000%, 02/01/14 (p)	6,911
5,485	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 09/15/11 (p)	5,916
	Philadelphia Authority for Industrial Development,
7,455	Series B, Rev., AGM, 5.500%, 10/01/11 (p)	8,109
2,005	Philadelphia School District, Series A, GO, AGM, 5.500%, 02/01/12 (p)	2,190
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,836
26,120	State Public School Building Authority, Philadelphia School District Project, Rev., AGM, 5.000%, 06/01/13 (p)	29,493
		65,715
	Transportation — 0.6%
5,000	Pennsylvania Turnpike Commission, Series C, Rev., VAR, 0.720%, 03/04/10	5,000
2,450	Philadelphia Parking Authority, Airport, Rev., 5.000%, 09/01/11	2,579
		7,579
	Water & Sewer — 0.3%
3,625	City of Philadelphia, Water & Wastewater Systems, Series A, Rev., AMBAC, 5.000%, 08/01/13	4,004
	Total Pennsylvania	114,100
	Puerto Rico — 0.4%
	Prerefunded — 0.4%
1,425	Children’s Trust Fund, Rev., 5.750%, 07/01/10 (p)	1,453
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., NATL-RE, 5.375%, 08/01/11 (p)	3,203
	Total Puerto Rico	4,656

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — 0.5%
	General Obligation — 0.5%
6,925	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	6,979
	South Carolina — 2.8%
	General Obligation — 0.5%
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,902
	Other Revenue — 0.5%
6,815	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/01/10	6,806
	Prerefunded — 0.5%
6,000	South Carolina Transportation Infrastructure Bank, Junior Lien, Series B, Rev., AMBAC, 5.250%, 10/01/11 (p)	6,452
	Utility — 1.3%
6,000	South Carolina State Public Service Authority, Series D, Rev., AGM, 5.250%, 01/01/12	6,482
8,535	South Carolina State Public Service Authority, Santee Cooper, Series E, Rev., 5.000%, 01/01/15	9,844
		16,326
	Total South Carolina	35,486
	Tennessee — 0.9%
	Education — 0.3%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,908
	Other Revenue — 0.2%
2,750	Sevier County Public Building Authority, Local Government Public Improvement, Series V-K-1, Rev., AGC, 5.000%, 03/01/11	2,870
	Prerefunded — 0.4%
3,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	3,016
2,195	Tennessee State School Bond Authority, Higher Educational Facilities, Series A, Rev., AGM, 5.000%, 05/01/12 (p)	2,397
		5,413
	Total Tennessee	11,191
	Texas — 6.1%
	Education — 0.6%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,249
2,385	Houston Community College System, Junior Lien, Unrefunded Balance, Series A, Rev., NATL-RE, 5.375%, 04/15/11	2,496
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
210	Rev., 4.250%, 06/01/10	211
285	Rev., 4.500%, 06/01/11	293
685	Rev., 4.500%, 06/01/12	716
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,441
1,000	Series A, Rev., 5.000%, 04/15/16	1,153
		7,559
	General Obligation — 1.7%
	Austin Independent School District, Capital Appreciation,
1,035	GO, NATL-RE, FGIC, Zero Coupon, 08/01/10	1,031
1,205	GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	1,188
1,000	City of Denton, GO, 5.000%, 02/15/11	1,042
7,000	Gulf Coast Waste Disposal Authority, BP Products North America, GO, VAR, 2.300%, 09/03/13	7,106
3,750	Houston Independent School District, Limited Tax Schoolhouse, Series A-1, GO, 5.000%, 02/15/15	4,345
	State of Texas, Public Financing Authority,
2,390	GO, 5.000%, 10/01/11	2,561
3,515	Series A, GO, 5.000%, 10/01/14	4,084
1,000	State of Texas, Water Financial Assistance, Series E, GO, 4.000%, 08/01/14	1,115
		22,472
	Hospital — 0.1%
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,626
	Muni Taxable — 0.5%
6,375	Harris County Hospital District, Series B, Rev., VAR, NATL-RE, 4.799%, 08/16/10	6,435
	Other Revenue — 0.1%
1,000	Lower Colorado River Authority, Rev., 5.000%, 05/15/11	1,051
	Prerefunded — 2.1%
5,130	City of Austin, GO, 5.125%, 09/01/11 (p)	5,485
2,685	City of Beaumont, Waterworks & Sewer Systems, Rev., FGIC, 6.250%, 09/01/10 (p)	2,769
2,615	City of Frisco, Certificates Obligation, Series A, GO, FGIC, 5.250%, 02/15/11 (p)	2,740

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
3,125	City of Houston, Water & Sewer Systems, Junior Lien, Series B, Rev., FGIC, 5.250%, 12/01/10 (p)	3,239
2,205	Houston Community College System, Junior Lien, Series A, Rev., NATL-RE, 5.375%, 04/15/11 (p)	2,331
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	5,060
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	3,092
2,335	Williamson County, General Tax, GO, AGM, 5.500%, 02/15/11 (p)	2,453
		27,169
	Transportation — 0.5%
5,025	Harris County, Toll Road, Senior Lien, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 08/15/14	5,757
	Utility — 0.3%
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.000%, 02/01/12	3,016
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.000%, 08/01/10	1,016
		4,032
	Water & Sewer — 0.2%
2,395	City of San Antonio, Water System, Series A, Rev., AGM, 5.250%, 05/15/10	2,421
	Total Texas	78,522
	Utah — 0.2%
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
2,000	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,338
	Virginia — 5.4%
	Certificate of Participation/Lease — 0.5%
345	Stafford County Economic Development Authority, Public Facilities Project, Rev., COP, AGC, 5.000%, 04/01/10	346
5,100	Virginia Beach Development Authority, Sentara Health Systems, Series A, Rev., COP, 5.000%, 12/01/11	5,493
		5,839
	General Obligation — 1.7%
4,095	Arlington County, Series D, GO, 3.000%, 08/01/13	4,380
3,000	Fairfax County, Series A, GO, 5.000%, 10/01/13	3,433
	Fairfax County, Public Improvement,
5,280	Series A, GO, 5.000%, 04/01/11	5,553
7,275	Series A, GO, 5.250%, 04/01/14	8,476
		21,842
	Hospital — 0.2%
2,985	Virginia Beach Development Authority, Sentara Health Systems, Rev., 5.250%, 11/01/10	2,997
	Industrial Development Revenue/ Pollution Control Revenue — 1.1%
12,245	Virginia Public Building Authority, Series A-1, Rev., 5.000%, 08/01/14	14,246
	Other Revenue — 0.3%
4,000	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.000%, 08/01/12	4,414
	Prerefunded — 1.1%
11,040	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	13,074
1,015	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/13 (p)	1,135
		14,209
	Transportation — 0.4%
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	4,992
	Water & Sewer — 0.1%
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,311
	Total Virginia	69,850
	Washington — 2.1%
	General Obligation — 1.1%
500	City of Seattle, Limited Tax, Unrefunded Balance, GO, 5.000%, 08/01/10	510
5,000	Pierce County School District No. 3 Puyallup, GO, AGM, 5.000%, 06/01/14	5,734
1,050	Port of Olympia, Limited Tax, Series B, GO, AMT, AGM, 5.000%, 12/01/10	1,079
3,800	State of Washington, Series 2010C, GO, 5.000%, 01/01/14	4,341
1,890	State of Washington, Unrefunded Balance, Series 1998-B & AT-7, GO, 6.000%, 06/01/13	2,186
		13,850
	Prerefunded — 0.5%
5,000	Port of Tacoma, Series A, Rev., AMBAC, 5.250%, 12/01/14 (p)	5,880

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.5%
1,000	Energy Northwest Wind Project, Rev., NATL-RE, 5.000%, 07/01/10	1,014
5,000	Energy Northwest, Columbia Generating, Series A, Rev., 5.000%, 07/01/15	5,823
		6,837
	Total Washington	26,567
	Wisconsin — 0.7%
	General Obligation — 0.7%
7,710	City of Milwaukee, Promissory Notes, Series N1, GO, 5.000%, 02/01/18	8,996
	Total Municipal Bonds (Cost $1,190,919)	1,212,042

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.9%
	Investment Company — 5.9%
76,529	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $76,529)	76,529
	Total Investments — 100.1% (Cost $1,268,929)	1,290,047
	Liabilities in Excess of Other Assets — (0.1)%	(1,191)
	NET ASSETS — 100.0%	$1,288,856

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 98.8%
	Alaska — 2.0%
	Certificate of Participation/Lease — 0.4%
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 6.000%, 09/01/19	3,165
	Utility — 1.6%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17 (m)	4,059
3,915	Rev., AGM, 6.000%, 07/01/19 (m)	4,572
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/18 (m)	2,659
		11,290
	Total Alaska	14,455
	Arizona — 2.9%
	Hospital — 0.7%
5,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.500%, 01/01/18	5,083
	Special Tax — 2.2%
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 01/01/14	15,717
	Total Arizona	20,800
	California — 19.2%
	Certificate of Participation/Lease — 1.1%
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., COP, 5.500%, 12/01/13	2,792
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., COP, NATL-RE, 6.250%, 07/01/24	4,883
		7,675
	Education — 2.1%
3,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	3,119
	California State University, Systemwide,
5,915	Series A, Rev., NATL-RE, FGIC, 5.000%, 05/01/13	5,847
2,850	Series C, Rev., NATL-RE, 5.000%, 11/01/15	3,009
1,000	Fullerton University Foundation, Series A, Rev., NATL-RE, 5.750%, 07/01/10	1,018
2,060	University of California, Series G, Rev., NATL-RE, FGIC, 5.000%, 05/15/13	2,196
		15,189
	General Obligation — 4.4%
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 07/01/19	5,014
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	57
6,765	Saugus Union School District, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 08/01/22	3,331
	State of California,
5,000	GO, 5.000%, 08/01/13	4,618
3,000	GO, 5.250%, 02/01/13	3,145
5,500	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/11	5,669
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.000%, 02/01/12	5,102
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/19	5,398
		32,334
	Hospital — 1.8%
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., 5.000%, 11/01/14	2,107
2,000	Series A, Rev., 5.000%, 11/01/14	1,811
2,000	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18	2,258
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	3,049
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.250%, 11/15/13	3,979
		13,204
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, NATL-RE, 5.000%, 04/01/10	354
	Other Revenue — 1.7%
8,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.750%, 06/01/17	5,870
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	378
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
1,265	AMBAC, 5.250%, 09/01/13	1,335

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — Continued
2,120	AMBAC, 5.250%, 09/01/13	2,184
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, AGM, 5.750%, 10/01/25	2,849
		12,616
	Prerefunded — 3.0%
2,860	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	3,493
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	11,026
20	State of California, GO, XLCA-ICR, 5.000%, 02/01/12 (p)	21
6,710	University of California, Multiple Purpose Project, Series Q, Rev., AGM, 5.000%, 09/01/11 (p)	7,243
		21,783
	Special Tax — 2.1%
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.250%, 02/01/13	1,944
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	182
	South Orange County Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	4,969
3,880	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	4,005
4,550	Sweetwater Union High School District, Special Tax, Series A, AGM, 5.000%, 09/01/15	4,513
		15,613
	Utility — 0.6%
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,031
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/18	2,658
		4,689
	Water & Sewer — 2.3%
2,555	City of Oakland, Sewer System, Series A, Rev., AGM, 5.000%, 06/15/14	2,584
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/17	6,262
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/19	7,743
		16,589
	Total California	140,046
	Colorado — 3.3%
	Education — 1.0%
5,000	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12 (m)	5,481
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/19	1,584
		7,065
	General Obligation — 0.3%
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,395
	Prerefunded — 0.4%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (m) (p)	2,986
	Transportation — 1.3%
4,390	Denver City & County, Airport, Series D, Rev., AMBAC-TCRS, 7.750%, 11/15/13	4,869
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/22	4,684
		9,553
	Utility — 0.3%
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/18	1,047
1,000	Series A, Rev., AGC, 5.250%, 12/01/18	1,034
		2,081
	Total Colorado	24,080
	Connecticut — 0.0% (g)
	Prerefunded — 0.0% (g)
80	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	82
	Delaware — 0.8%
	Prerefunded — 0.8%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	6,188
	District of Columbia — 1.6%
	Education — 1.0%
6,950	District of Columbia, George Washington University, Series A, Rev., NATL-RE, 6.000%, 04/05/10	7,046

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 0.6%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,727
	Total District of Columbia	11,773
	Florida — 3.9%
	General Obligation — 0.4%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	2,897
	Hospital — 0.1%
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., NATL-RE, 6.250%, 10/01/12	745
	Prerefunded — 1.6%
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,483
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., NATL-RE, 6.250%, 10/01/12 (p)	4,209
1,580	Series C, Rev., NATL-RE, 6.250%, 10/01/12 (p)	1,769
		11,461
	Special Tax — 0.7%
5,000	Port of St. Lucie, Rev., AGC, 5.000%, 09/01/18	5,111
	Transportation — 0.5%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,779
	Utility — 0.6%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., AGM, 6.050%, 10/01/14	4,421
	Total Florida	28,414
	Georgia — 5.0%
	General Obligation — 0.8%
5,500	State of Georgia, Unrefunded Balance, Series B, GO, 6.000%, 03/01/12	6,090
	Hospital — 1.4%
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26 (k)	9,796
	Special Tax — 1.7%
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,617
	Utility — 1.1%
	Municipal Electric Authority of Georgia,
4,500	Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	4,862
2,490	Series C, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,691
		7,553
	Total Georgia	36,056
	Illinois — 5.5%
	Education — 1.0%
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,280
3,940	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.500%, 08/01/11	4,128
		7,408
	Prerefunded — 0.6%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,281
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,980
		4,261
	Special Tax — 1.7%
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., NATL-RE, FGIC, 5.500%, 04/05/10	7,095
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,583
		12,678
	Transportation — 2.2%
	Regional Transportation Authority,
2,425	Rev., NATL-RE, 6.250%, 07/01/15	2,907
6,000	Rev., NATL-RE, 6.500%, 07/01/30	7,571
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	5,149
		15,627
	Total Illinois	39,974
	Indiana — 2.7%
	Certificate of Participation/Lease — 0.2%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., COP, NATL-RE, 6.250%, 07/05/16	1,791
	Prerefunded — 0.1%
590	Indiana Transportation Finance Authority, Highway, Series A, Rev., 7.250%, 06/01/15 (p)	618

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 1.9%
8,750	Indiana Transportation Finance Authority, Highway, Series A, Rev., 6.800%, 12/01/16	10,125
2,950	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	3,421
		13,546
	Utility — 0.5%
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., NATL-RE, 5.500%, 01/01/16	3,375
	Total Indiana	19,330
	Kansas — 0.5%
	General Obligation — 0.5%
3,050	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/15	3,288
	Louisiana — 2.3%
	Special Tax — 1.8%
	St. Bernard Parish, Sales & Use Tax,
2,535	Rev., AGM, 5.000%, 03/01/14	2,801
2,445	Rev., AGM, 5.000%, 03/01/14	2,673
2,760	Rev., AGM, 5.000%, 03/01/14	2,986
1,505	Rev., AGM, 5.000%, 03/01/14	1,615
2,885	Rev., AGM, 5.000%, 03/01/14	3,081
		13,156
	Transportation — 0.5%
	State of Louisiana, Gas & Fuels Tax,
3,040	Series A, Rev., AMBAC, 5.375%, 06/01/12	3,276
	Total Louisiana	16,432
	Maine — 0.9%
	Transportation — 0.9%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/19	3,342
2,680	Rev., 6.000%, 07/01/19	2,962
	Total Maine	6,304
	Massachusetts — 0.5%
	Education — 0.5%
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/17	1,551
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.500%, 05/01/14	2,299
	Total Massachusetts	3,850
	Minnesota — 0.1%
	Housing — 0.1%
480	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., NATL-RE, 5.900%, 04/05/10	482
	Mississippi — 1.2%
	Prerefunded — 1.2%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., AGM, 6.000%, 07/01/12 (p)	9,072
	Missouri — 0.5%
	Certificate of Participation/Lease — 0.2%
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., COP, 5.000%, 12/01/13	1,536
	Education — 0.1%
1,000	University of Missouri, Curators University, Series B, Rev., 5.000%, 11/01/13	1,115
	Utility — 0.2%
1,105	City of Sikeston, Electric, Rev., NATL-RE, 6.000%, 06/01/16	1,186
	Total Missouri	3,837
	Montana — 1.0%
	Certificate of Participation/Lease — 0.1%
	City of Helena,
400	COP, 5.000%, 01/01/19	417
500	COP, 5.150%, 01/01/19	515
		932
	Education — 0.9%
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.000%, 11/15/14	960
	Montana State Board of Regents, Higher Education, Montana State University,
1,215	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,283
2,500	Series I, Rev., AMBAC, 5.000%, 11/15/14	2,681
1,210	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,285
		6,209
	Total Montana	7,141
	New Jersey — 3.5%
	General Obligation — 0.4%
2,500	State of New Jersey, GO, 5.250%, 08/01/20	2,951
	Housing — 0.8%
4,940	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/18	5,467

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/ Pollution Control Revenue — 0.6%
3,700	Garden State Preservation Trust, Series A, Rev., AGM, 5.750%, 11/01/28	4,557
	Prerefunded — 1.0%
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.750%, 06/15/15 (p)	1,211
5,000	Series C, Rev., NATL-RE, 5.250%, 06/15/15 (p)	5,927
		7,138
	Transportation — 0.7%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	5,221
	Total New Jersey	25,334
	New Mexico — 0.5%
	Utility — 0.5%
3,030	Los Alamos County, Utilities, Series A, Rev., AGM, 5.000%, 07/01/13	3,360
	New York — 15.9%
	Certificate of Participation/Lease — 0.7%
5,000	New York State Dormitory Authority, City University System, CONS, Series A, Rev., COP, AGM-CR, 5.750%, 07/01/13	5,321
	Education — 0.6%
	New York Municipal Bond Bank Agency,
1,900	Series C, Rev., 5.250%, 06/01/13	2,021
2,000	Series C, Rev., 5.250%, 06/01/13	2,132
		4,153
	General Obligation — 1.5%
	New York City, Unrefunded Balance,
9,255	GO, 6.000%, 01/15/13	10,414
680	Series A, GO, 6.000%, 05/15/10	694
10	Rome City School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	11
		11,119
	Housing — 0.9%
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,223
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,217
		6,440
	Other Revenue — 4.4%
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.125%, 07/01/12	3,083
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.375%, 06/15/12	10,236
7,270	Series E, Rev., 5.375%, 06/15/12	7,928
7,135	Series E, Rev., 5.375%, 06/15/12	7,803
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/13	3,234
		32,284
	Prerefunded — 1.6%
	New York City,
65	Series A, GO, 6.000%, 05/15/10 (p)	67
7,885	Series F, GO, 6.000%, 01/15/13 (p)	9,057
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.000%, 06/15/10 (p)	579
1,530	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.500%, 02/01/11 (p)	1,620
		11,323
	Transportation — 4.4%
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	30,290
2,000	Triborough Bridge and Tunnel Authority, Series C, Rev., 5.000%, 11/15/18	2,080
		32,370
	Utility — 0.8%
4,895	Long Island Power Authority, Series A, Rev., 5.500%, 04/01/19	5,457
	Water & Sewer — 1.0%
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.000%, 06/15/12	2,040
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/18	5,594
		7,634
	Total New York	116,101
	North Carolina — 0.0% (g)
	Housing — 0.0% (g)
25	North Carolina Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.250%, 04/05/10	26

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Dakota — 1.3%
	Hospital — 0.6%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., AGM, 5.250%, 04/05/10	4,374
	Utility — 0.7%
4,615	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.200%, 06/30/13	5,040
	Total North Dakota	9,414
	Ohio — 1.8%
	General Obligation — 0.3%
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18	566
400	GO, AGC, 6.000%, 12/01/18	449
250	GO, AGC, 6.125%, 12/01/18	276
400	GO, AGC, 6.125%, 12/01/18	439
		1,730
	Hospital — 0.4%
3,000	Lucas County Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.625%, 04/05/10	3,037
	Industrial Development Revenue/ Pollution Control Revenue — 0.8%
	RiverSouth Authority, Riverfront Area Redevelopment,
1,255	Series A, Rev., 5.250%, 06/01/14	1,351
1,000	Series A, Rev., 5.250%, 06/01/14	1,072
1,025	Series A, Rev., 5.250%, 06/01/14	1,095
2,080	Series A, Rev., 5.250%, 06/01/14	2,251
		5,769
	Prerefunded — 0.3%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.250%, 12/01/14 (p)	1,770
505	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 6.000%, 05/15/11 (p)	510
		2,280
	Total Ohio	12,816
	Oklahoma — 1.3%
	Water & Sewer — 1.3%
	Oklahoma City Water Utilities Trust,
6,950	Series A, Rev., 5.000%, 07/01/19	7,453
2,000	Series A, Rev., 5.000%, 07/01/19	2,107
	Total Oklahoma	9,560
	Pennsylvania — 1.7%
	Education — 0.4%
	Pennsylvania State University,
1,700	Series A, Rev., 5.000%, 03/01/19	1,907
1,000	Series A, Rev., 5.000%, 03/01/19	1,105
		3,012
	Industrial Development Revenue/ Pollution Control Revenue — 1.0%
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.500%, 07/01/12	6,908
	Transportation — 0.3%
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., AGM, 5.625%, 04/05/10	2,384
	Total Pennsylvania	12,304
	Puerto Rico — 1.5%
	Utility — 1.5%
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., NATL-RE, 5.500%, 07/01/15	11,158
	South Carolina — 4.4%
	General Obligation — 1.5%
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/19	10,735
	Prerefunded — 2.1%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	5,050
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.875%, 08/01/13 (p)	10,620
		15,670
	Utility — 0.8%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	5,614
	Total South Carolina	32,019
	South Dakota — 0.9%
	Prerefunded — 0.5%
2,341	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	2,686
1,135	Heartland Consumers Power District, Electric, Rev., 7.000%, 01/01/16 (p)	1,312
		3,998

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.4%
2,500	Heartland Consumers Power District, Electric, Rev., AGM, 6.000%, 01/01/17	2,884
	Total South Dakota	6,882
	Texas — 9.0%
	General Obligation — 1.7%
445	City of Austin, Certificates of Obligation, GO, NATL-RE, 5.000%, 09/01/14	494
	City of Carrollton,
520	GO, 4.000%, 08/15/19	547
1,170	GO, 5.000%, 08/15/19	1,324
535	GO, 5.000%, 08/15/19	587
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/18	2,456
1,550	Clear Creek Independent School District, School Improvement, GO, 5.250%, 02/15/18	1,688
5,000	San Jacinto Community College District, GO, 5.000%, 02/15/19	5,108
		12,204
	Hospital — 0.5%
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18	3,929
	Other Revenue — 1.2%
5,000	Lower Colorado River Authority, Rev., 5.750%, 05/15/15	5,299
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.000%, 01/01/15	1,646
1,650	AMBAC, 5.000%, 01/01/15	1,717
		8,662
	Prerefunded — 2.1%
4,750	City of Brownsville, Priority Refunding, Utilities, Rev., NATL-RE, 6.250%, 09/01/14 (p)	5,333
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,090
4,250	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	4,710
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,755
		14,888
	Transportation — 1.1%
5,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.250%, 12/01/18	5,169
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	3,083
		8,252
	Utility — 0.7%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,358
	Water & Sewer — 1.7%
	Canyon Regional Water Authority, Wells Ranch Project,
4,435	Rev., AMBAC, 5.125%, 08/01/17	4,654
7,540	Rev., AMBAC, 5.125%, 08/01/17	7,772
		12,426
	Total Texas	65,719
	Virginia — 0.5%
	General Obligation — 0.5%
	City of Lynchburg Public Improvement,
1,105	GO, 5.000%, 06/01/14	1,239
1,035	GO, 5.000%, 06/01/14	1,186
1,205	GO, 5.000%, 06/01/14	1,344
	Total Virginia	3,769
	Washington — 2.5%
	Education — 0.9%
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,313
	Hospital — 0.9%
6,500	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/18	6,419
	Utility — 0.7%
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., NATL-RE, 5.500%, 07/01/12	5,475
	Total Washington	18,207
	Wisconsin — 0.1%
	Hospital — 0.1%
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.625%, 10/01/11	268
120	Rev., 5.625%, 10/01/11	129
		397

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.0% (g)
330	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.625%, 10/01/11 (p)	359
	Total Wisconsin	756
	Total Municipal Bonds (Cost $673,145)	719,029

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,623	JPMorgan Tax Free Money Market Fund, Institutional Class, 0.040% (b) (l) (m) (Cost $1,623)	1,623
	Total Investments — 99.0% (Cost $674,768)	720,652
	Other Assets in Excess of Liabilities — 1.0%	7,526
	NET ASSETS — 100.0%	$728,178

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(157)	30 Year U.S. Treasury Bond	06/21/10	$(18,477)	$(206)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   65

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

ACA—	Insured by American Capital Access

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BIG—	Bond Investment Guarantee

CIFG—	Insured by CDC IXIS Financial Guaranty

CMO—	Collateralized Mortgage Obligation

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GAN—	Grant Anticipation Notes

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICC—	Insured Custody Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MGIC—	Insured by Mortgage Guaranty Insurance Corp.

MTGS—	Mortgages

NATL—	Insured by National Public Finance Guarantee Corp.

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Insured by Radian Asset Assurance

RE—	Reinsured

REMICS—	Real Estate Mortgage Investment Conduits

Rev.—	Revenue

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

XLCA—	Insured by XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Michigan Municipal Bond Fund	$4,164	2.4%
Municipal Income Fund	15,533	1.3

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2010.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$157,544	$168,949	$1,180,377
Investments in affiliates, at value	2,366	3,209	36,014
Total investment securities, at value	159,910	172,158	1,216,391
Receivables:
Investment securities sold	—	—	6,378
Fund shares sold	232	593	2,746
Interest and dividends	1,564	2,028	14,151
Total Assets	161,706	174,779	1,239,666

LIABILITIES:
Payables:
Dividends	153	191	2,768
Investment securities purchased	—	—	17,389
Fund shares redeemed	283	54	1,890
Accrued liabilities:
Investment advisory fees	36	40	271
Administration fees	12	13	95
Shareholder servicing fees	18	24	195
Distribution fees	24	21	43
Custodian and accounting fees	12	12	35
Trustees’ and Chief Compliance Officer’s fees	1	1	3
Other	51	44	79
Total Liabilities	590	400	22,768
Net Assets	$161,116	$174,379	$1,216,898

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid in capital	$152,694	$166,170	$1,205,401
Accumulated undistributed (distributions in excess of) net investment income	(4)	(4)	(61)
Accumulated net realized gains (losses)	(61)	383	(20,168)
Net unrealized appreciation (depreciation)	8,487	7,830	31,726
Total Net Assets	$161,116	$174,379	$1,216,898

Net Assets:
Class A	$48,783	$60,059	$100,454
Class B	1,191	6,679	9,058
Class C	24,729	10,768	33,426
Select Class	86,413	96,873	1,073,960
Total	$161,116	$174,379	$1,216,898

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,977	5,577	10,047
Class B	120	653	911
Class C	2,505	1,055	3,368
Select Class	8,720	9,009	108,018

Net Asset Value:
Class A — Redemption price per share	$9.80	$10.77	$10.00
Class B — Offering price per share (a)	9.92	10.23	9.94
Class C — Offering price per share (a)	9.87	10.20	9.93
Select Class — Offering and redemption price per share	9.91	10.75	9.94
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.18	$11.19	$10.39

Cost of investments in non-affiliates	$149,057	$161,119	$1,148,651
Cost of investments in affiliates	2,366	3,209	36,014

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$293,832	$1,213,518	$719,029
Investments in affiliates, at value	15,363	76,529	1,623
Total investment securities, at value	309,195	1,290,047	720,652
Receivables:
Fund shares sold	666	9,548	1,859
Interest and dividends	3,258	13,224	8,660
Total Assets	313,119	1,312,819	731,171

LIABILITIES:
Payables:
Due to custodian	—	12	—
Dividends	273	1,164	1,610
Investment securities purchased	—	20,669	—
Fund shares redeemed	83	1,514	816
Variation margin on futures contracts	—	—	118
Accrued liabilities:
Investment advisory fees	69	115	167
Administration fees	23	88	57
Shareholder servicing fees	45	202	72
Distribution fees	65	67	66
Custodian and accounting fees	14	30	15
Trustees’ and Chief Compliance Officer’s fees	2	9	16
Other	57	93	56
Total Liabilities	631	23,963	2,993
Net Assets	$312,488	$1,288,856	$728,178

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid in capital	$297,989	$1,312,815	$686,114
Accumulated undistributed (distributions in excess of) net investment income	22	(53)	(46)
Accumulated net realized gains (losses)	(13)	(45,024)	(3,568)
Net unrealized appreciation (depreciation)	14,490	21,118	45,678
Total Net Assets	$312,488	$1,288,856	$728,178

Net Assets:
Class A	$122,990	$155,902	$210,306
Class B	10,095	953	5,642
Class C	62,918	65,222	39,673
Institutional Class	—	179,648	—
Select Class	116,485	887,131	472,557
Total	$312,488	$1,288,856	$728,178

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,028	14,808	16,837
Class B	898	90	453
Class C	5,619	6,145	3,194
Institutional Class	—	16,982	—
Select Class	10,505	84,016	37,944

Net Asset Value:
Class A — Redemption price per share	$11.15	$10.53	$12.49
Class B — Offering price per share (a)	11.24	10.63	12.45
Class C — Offering price per share (a)	11.20	10.61	12.42
Institutional Class — Offering and redemption price per share	—	10.58	—
Select Class — Offering and redemption price per share	11.09	10.56	12.45
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.58	$10.77	$12.98

Cost of investments in non-affiliates	$279,342	$1,192,400	$673,145
Cost of investments in affiliates	15,363	76,529	1,623

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund	Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,394		$8,097	$50,263
Dividend income from non-affiliates	—		—	388
Dividend income from affiliates	10		2	67
Total investment income	6,404		8,099	50,718

EXPENSES:
Investment advisory fees	478		542	3,634
Administration fees	161		182	1,221
Distribution fees:
Class A	123		138	235
Class B	9		74	85
Class C	144		60	201
Shareholder servicing fees:
Class A	123		138	235
Class B	3		25	28
Class C	48		20	67
Select Class	225		268	2,698
Custodian and accounting fees	35		27	97
Imputed interest expense on floating rate note	—		—	27
Interest expense to affiliates	—	(a)	2	—
Professional fees	60		66	65
Trustees’ and Chief Compliance Officer’s fees	2		2	14
Printing and mailing costs	6		9	29
Registration and filing fees	15		4	55
Transfer agent fees	47		48	63
Other	13		14	59
Total expenses	1,492		1,619	8,813
Less amounts waived	(192)		(188)	(774)
Less earnings credits	—	(a)	— (a)	— (a)
Less expense reimbursements	(2)		(3)	(17)
Net expenses	1,298		1,428	8,022
Net investment income (loss)	5,106		6,671	42,696

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	563		350	1,047
Payment by Advisor (See Note 3)	1		33	—
Net realized gain (loss)	564		383	1,047
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	3,170		3,709	51,686
Net realized/unrealized gains (losses)	3,734		4,092	52,733
Change in net assets resulting from operations	$8,840		$10,763	$95,429

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,552	$17,421	$39,002
Dividend income from affiliates	30	96	23
Total investment income	11,582	17,517	39,025

EXPENSES:
Investment advisory fees	839	1,885	2,328
Administration fees	281	742	783
Distribution fees:
Class A	286	318	460
Class B	96	13	51
Class C	350	310	170
Shareholder servicing fees:
Class A	286	318	460
Class B	32	4	17
Class C	117	103	57
Institutional Class	—	97	—
Select Class	265	1,217	1,405
Custodian and accounting fees	46	63	62
Interest expense to affiliates	—	—	— (a)
Professional fees	57	59	65
Trustees’ and Chief Compliance Officer’s fees	3	8	—
Printing and mailing costs	11	13	27
Registration and filing fees	15	108	93
Transfer agent fees	74	61	76
Other	16	44	32
Total expenses	2,774	5,363	6,086
Less amounts waived	(247)	(1,217)	(1,029)
Less earnings credits	— (a)	— (a)	— (a)
Less expense reimbursements	(3)	(14)	(10)
Net expenses	2,524	4,132	5,047
Net investment income (loss)	9,058	13,385	33,978

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6	(1,425)	982
Futures	—	—	1,221
Net realized gain (loss)	6	(1,425)	2,203
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	7,245	19,159	20,633
Futures	—	—	(1,001)
Change in net unrealized appreciation (depreciation)	7,245	19,159	19,632
Net realized/unrealized gains (losses)	7,251	17,734	21,835
Change in net assets resulting from operations	$16,309	$31,119	$55,813

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,106	$5,514	$6,671	$8,469	$42,696	$54,566
Net realized gain (loss)	564	(523)	383	990	1,047	(7,987)
Change in net unrealized appreciation (depreciation)	3,170	4,610	3,709	2,131	51,686	2,770
Change in net assets resulting from operations	8,840	9,601	10,763	11,590	95,429	49,349

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,559)	(1,384)	(1,996)	(1,967)	(3,108)	(3,386)
Class B
From net investment income	(30)	(36)	(311)	(438)	(312)	(490)
Class C
From net investment income	(493)	(213)	(267)	(142)	(752)	(558)
Select Class
From net investment income	(3,026)	(3,879)	(4,102)	(5,916)	(38,629)	(50,042)
Total distributions to shareholders	(5,108)	(5,512)	(6,676)	(8,463)	(42,801)	(54,476)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,300	(3,323)	(30,633)	(44,197)	(70,775)	(410,978)

NET ASSETS:
Change in net assets	8,032	766	(26,546)	(41,070)	(18,147)	(416,105)
Beginning of period	153,084	152,318	200,925	241,995	1,235,045	1,651,150
End of period	$161,116	$153,084	$174,379	$200,925	$1,216,898	$1,235,045
Accumulated undistributed (distributions in excess of) net investment income	$(4)	$(2)	$(4)	$1	$(61)	$44

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,058	$8,704	$13,385	$6,815	$33,978	$37,022
Net realized gain (loss)	6	860	(1,425)	568	2,203	(5,154)
Change in net unrealized appreciation (depreciation)	7,245	4,315	19,159	2,172	19,632	8,649
Change in net assets resulting from operations	16,309	13,879	31,119	9,555	55,813	40,517

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,713)	(2,938)	(2,012)	(1,405)	(7,978)	(5,952)
Class B
From net investment income	(332)	(529)	(18)	(95)	(245)	(304)
Class C
From net investment income	(1,253)	(560)	(445)	(341)	(888)	(45	)(a)
Institutional Class (b)
From net investment income	—	—	(1,876)	—	—	—
Select Class
From net investment income	(3,742)	(4,668)	(8,967)	(5,060)	(24,858)	(30,720)
Total distributions to shareholders	(9,040)	(8,695)	(13,318)	(6,901)	(33,969)	(37,021)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	71,258	13,836	1,002,738	38,382	(87,333)	(97,714)

NET ASSETS:
Change in net assets	78,527	19,020	1,020,539	41,036	(65,489)	(94,218)
Beginning of period	233,961	214,941	268,317	227,281	793,667	887,885
End of period	$312,488	$233,961	$1,288,856	$268,317	$728,178	$793,667
Accumulated undistributed (distributions in excess of) net investment income	$22	$4	$(53)	$(96)	$(46)	$(55)

(a)	Commencement of offering of class of shares effective July 1, 2008.

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,708	$17,009	$19,585	$17,587	$23,275	$11,033
Dividends and distributions reinvested	1,117	1,072	1,528	1,509	2,162	2,356
Cost of shares redeemed	(18,200)	(11,398)	(13,672)	(17,749)	(20,141)	(23,588)
Change in net assets from Class A capital transactions	$2,625	$6,683	$7,441	$1,347	$5,296	$(10,199)
Class B
Proceeds from shares issued	$129	$93	$174	$502	$245	$294
Dividends and distributions reinvested	22	29	213	306	249	387
Cost of shares redeemed	(231)	(327)	(6,364)	(4,146)	(6,020)	(6,133)
Change in net assets from Class B capital transactions	$(80)	$(205)	$(5,977)	$(3,338)	$(5,526)	$(5,452)
Class C
Proceeds from shares issued	$16,640	$9,184	$7,907	$2,933	$17,589	$6,159
Dividends and distributions reinvested	398	176	221	122	557	381
Cost of shares redeemed	(4,006)	(1,588)	(2,654)	(1,422)	(4,774)	(5,273)
Change in net assets from Class C capital transactions	$13,032	$7,772	$5,474	$1,633	$13,372	$1,267
Select Class
Proceeds from shares issued	$14,223	$40,062	$7,330	$15,607	$301,484	$425,491
Dividends and distributions reinvested	1,272	1,300	1,772	2,295	1,712	6,233
Cost of shares redeemed	(26,772)	(58,935)	(46,673)	(61,741)	(387,113)	(828,318)
Change in net assets from Select Class capital transactions	$(11,277)	$(17,573)	$(37,571)	$(43,839)	$(83,917)	$(396,594)

Total change in net assets from capital transactions	$4,300	$(3,323)	$(30,633)	$(44,197)	$(70,775)	$(410,978)

SHARE TRANSACTIONS:
Class A
Issued	2,043	1,796	1,841	1,676	2,376	1,154
Reinvested	115	114	144	145	220	248
Redeemed	(1,882)	(1,212)	(1,284)	(1,692)	(2,065)	(2,493)
Change in Class A Shares	276	698	701	129	531	(1,091)
Class B
Issued	13	10	18	51	25	32
Reinvested	2	3	21	31	26	41
Redeemed	(23)	(35)	(629)	(415)	(620)	(649)
Change in Class B Shares	(8)	(22)	(590)	(333)	(569)	(576)
Class C
Issued	1,708	965	784	294	1,811	648
Reinvested	41	19	22	12	57	40
Redeemed	(411)	(170)	(264)	(144)	(489)	(561)
Change in Class C Shares	1,338	814	542	162	1,379	127
Select Class
Issued	1,453	4,223	689	1,491	30,856	44,983
Reinvested	130	137	167	220	176	655
Redeemed	(2,732)	(6,239)	(4,422)	(5,935)	(39,704)	(88,210)
Change in Select Class Shares	(1,149)	(1,879)	(3,566)	(4,224)	(8,672)	(42,572)

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,851	$33,177	$132,708	$73,125	$94,267	$57,054
Net assets acquired in Fund reorganization (Note 9)	—	—	1,989	—	—	—
Dividends and distributions reinvested	2,756	2,134	1,655	1,139	5,487	4,205
Cost of shares redeemed	(22,156)	(15,011)	(56,362)	(28,136)	(46,157)	(37,155)
Change in net assets from Class A capital transactions	$28,451	$20,300	$79,990	$46,128	$53,597	$24,104
Class B
Proceeds from shares issued	$741	$907	$35	$151	$564	$936
Dividends and distributions reinvested	249	392	13	72	185	231
Cost of shares redeemed	(7,115)	(4,181)	(2,440)	(2,706)	(3,136)	(2,571)
Change in net assets from Class B capital transactions	$(6,125)	$(2,882)	$(2,392)	$(2,483)	$(2,387)	$(1,404)
Class C
Proceeds from shares issued	$42,546	$17,212	$63,044	$11,601	$37,022	$5,601	(a)
Dividends and distributions reinvested	1,027	437	413	302	729	32	(a)
Cost of shares redeemed	(6,346)	(2,467)	(20,788)	(5,524)	(4,108)	(115	)(a)
Change in net assets from Class C capital transactions	$37,227	$15,182	$42,669	$6,379	$33,643	$5,518
Institutional Class(b)
Proceeds from shares issued	$—	$—	$127,370	$—	$—	$—
Net assets acquired in Fund reorganization (Note 9)	—	—	84,058	—	—	—
Dividends and distributions reinvested	—	—	118	—	—	—
Cost of shares redeemed	—	—	(34,367)	—	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$177,179	$—	$—	$—
Select Class
Proceeds from shares issued	$38,403	$32,547	$780,541	$55,643	$40,127	$64,454
Net assets acquired in Fund reorganization (Note 9)	—	—	181,090	—	—	—
Dividends and distributions reinvested	1,591	1,812	1,016	1,164	2,487	3,167
Cost of shares redeemed	(28,289)	(53,123)	(257,355)	(68,449)	(214,800)	(193,553)
Change in net assets from Select Class capital transactions	$11,705	$(18,764)	$705,292	$(11,642)	$(172,186)	$(125,932)

Total change in net assets from capital transactions	$71,258	$13,836	$1,002,738	$38,382	$(87,333)	$(97,714)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	4,357	3,103	12,765	7,159	7,631	4,697
Shares issued in connection with Fund reorganization (Note 9)	—	—	192	—	—	—
Reinvested	250	200	159	112	444	347
Redeemed	(2,007)	(1,411)	(5,413)	(2,760)	(3,731)	(3,087)
Change in Class A Shares	2,600	1,892	7,703	4,511	4,344	1,957
Class B
Issued	67	84	4	15	46	78
Reinvested	23	36	1	7	15	19
Redeemed	(643)	(388)	(233)	(263)	(255)	(215)
Change in Class B Shares	(553)	(268)	(228)	(241)	(194)	(118)
Class C
Issued	3,856	1,591	6,001	1,120	3,008	468(a)
Reinvested	93	41	39	29	59	3(a)
Redeemed	(574)	(231)	(1,979)	(537)	(335)	(9	)(a)
Change in Class C Shares	3,375	1,401	4,061	612	2,732	462
Institutional Class (b)
Issued	—	—	12,129	—	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	8,105	—	—	—
Reinvested	—	—	11	—	—	—
Redeemed	—	—	(3,263)	—	—	—
Change in Institutional Class Shares	—	—	16,982	—	—	—
Select Class
Issued	3,504	3,042	74,507	5,424	3,258	5,336
Shares issued in connection with Fund reorganization (Note 9)	—	—	17,474	—	—	—
Reinvested	145	171	97	114	202	262
Redeemed	(2,583)	(5,035)	(24,564)	(6,692)	(17,414)	(16,082)
Change in Select Class Shares	1,066	(1,822)	67,514	(1,154)	(13,954)	(10,484)

(a)	Commencement of offering of class of shares effective July 1, 2008.

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Year Ended February 28, 2010	$9.58	$0.31	$0.22 (e)	$0.53	$(0.31)	$—	$(0.31)
Year Ended February 28, 2009	9.30	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 through February 28, 2006 (g)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)

Class B
Year Ended February 28, 2010	9.69	0.25	0.22 (e)	0.47	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)

Class C
Year Ended February 28, 2010	9.65	0.25	0.22 (e)	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 18, 2005 (h) through June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Select Class
Year Ended February 28, 2010	9.68	0.34	0.22 (e)	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 through February 28, 2006 (g)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.80	5.59	%(e)	$48,783	0.87%	3.14%	1.01%	14%
9.58	6.64		45,037	0.88	3.42	1.02	25
9.30	1.30	(f)	37,232	0.88	3.55	1.02	19
9.54	3.61		32,842	0.88	3.77	1.01	30
9.60	0.37		32,964	0.88	3.82	1.01	4
9.84	4.87		26,429	0.86	3.86	0.99	5

9.92	4.94	(e)	1,191	1.50	2.51	1.51	14
9.69	6.09		1,243	1.51	2.79	1.52	25
9.39	0.72	(f)	1,410	1.52	2.92	1.52	19
9.62	2.83		1,477	1.51	3.16	1.51	30
9.69	0.05		2,387	1.51	3.18	1.51	4
9.92	4.10		2,158	1.48	3.24	1.59	5

9.87	4.90	(e)	24,729	1.50	2.48	1.51	14
9.65	5.98		11,258	1.52	2.78	1.52	25
9.37	0.78	(f)	3,309	1.52	2.91	1.52	19
9.60	2.85		2,456	1.51	3.14	1.51	30
9.67	(0.09)		1,826	1.51	3.20	1.51	4
9.92	1.07		422	1.48	3.20	1.50	5

9.91	5.89	(e)	86,413	0.62	3.40	0.76	14
9.68	6.94		95,546	0.63	3.68	0.77	25
9.39	1.52	(f)	110,367	0.63	3.81	0.77	19
9.63	3.83		102,553	0.63	4.02	0.76	30
9.69	0.53		103,022	0.63	4.06	0.76	4
9.93	5.18		109,776	0.60	4.12	0.67	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Michigan Municipal Bond Fund
Class A
Year Ended February 28, 2010	$10.52	$0.38	(e)	$0.25 (f)	$0.63	$(0.38)	$10.77
Year Ended February 28, 2009	10.36	0.38	(e)	0.16	0.54	(0.38)	10.52
Year Ended February 29, 2008	10.65	0.39	(e)	(0.29)	0.10	(0.39)	10.36
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	10.65
July 1, 2005 through February 28, 2006 (h)	10.90	0.29		(0.21)	0.08	(0.29)	10.69
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	10.90

Class B
Year Ended February 28, 2010	10.01	0.30	(e)	0.24 (f)	0.54	(0.32)	10.23
Year Ended February 28, 2009	9.88	0.30	(e)	0.15	0.45	(0.32)	10.01
Year Ended February 29, 2008	10.17	0.31	(e)	(0.27)	0.04	(0.33)	9.88
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	10.17
July 1, 2005 through February 28, 2006 (h)	10.45	0.22		(0.20)	0.02	(0.24)	10.23
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	10.45

Class C
Year Ended February 28, 2010	9.99	0.30	(e)	0.24 (f)	0.54	(0.33)	10.20
Year Ended February 28, 2009	9.86	0.30	(e)	0.15	0.45	(0.32)	9.99
Year Ended February 29, 2008	10.15	0.31	(e)	(0.27)	0.04	(0.33)	9.86
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	10.15
July 1, 2005 through February 28, 2006 (h)	10.44	0.24		(0.21)	0.03	(0.25)	10.22
February 18, 2005 (i) through June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	10.44

Select Class
Year Ended February 28, 2010	10.50	0.41	(e)	0.25 (f)	0.66	(0.41)	10.75
Year Ended February 28, 2009	10.35	0.40	(e)	0.15	0.55	(0.40)	10.50
Year Ended February 29, 2008	10.63	0.42	(e)	(0.28)	0.14	(0.42)	10.35
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	10.63
July 1, 2005 through February 28, 2006 (h)	10.89	0.30		(0.21)	0.09	(0.30)	10.68
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	10.89

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio Turnover rate (b)

6.13	%(f)	$60,059	0.88%	3.61%	0.99%	5%
5.30		51,278	0.88	3.60	1.00	12
0.93	(g)	49,175	0.88	3.68	0.99	4
3.53		60,941	0.86	3.89	0.97	21
0.71		71,898	0.86	3.99	0.97	4
4.69		78,000	0.86	3.93	1.01	12

5.50	(f)	6,679	1.49	3.00	1.50	5
4.59		12,444	1.50	2.98	1.50	12
0.37	(g)	15,563	1.49	3.07	1.49	4
2.88		22,644	1.47	3.28	1.47	21
0.23		26,334	1.47	3.37	1.47	4
4.12		30,233	1.49	3.30	1.60	12

5.46	(f)	10,768	1.49	3.00	1.49	5
4.64		5,121	1.50	2.98	1.50	12
0.37	(g)	3,457	1.49	3.07	1.49	4
2.84		4,381	1.47	3.26	1.47	21
0.27		2,325	1.47	3.38	1.47	4
0.98		1,133	1.48	3.31	1.55	12

6.42	(f)	96,873	0.63	3.86	0.75	5
5.46		132,082	0.63	3.85	0.75	12
1.29	(g)	173,800	0.63	3.93	0.74	4
3.72		210,128	0.61	4.13	0.72	21
0.87		182,938	0.61	4.24	0.72	4
4.97		171,727	0.61	4.18	0.69	12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Municipal Income Fund
Class A
Year Ended February 28, 2010	$9.57	$0.32	(f)	$0.43	$0.75	$(0.32)	$10.00	8.01%
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)	9.57	3.81
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	9.55	0.73	(g)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	9.81	3.76
July 1, 2005 through February 28, 2006 (h)	9.92	0.24		(0.14)	0.10	(0.23)	9.79	1.04
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	9.92	5.25

Class B
Year Ended February 28, 2010	9.52	0.27	(f)	0.42	0.69	(0.27)	9.94	7.32
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)	9.52	3.23
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	9.50	0.10	(g)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	9.76	3.29
July 1, 2005 through February 28, 2006 (h)	9.86	0.20		(0.14)	0.06	(0.19)	9.73	0.62
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	9.86	4.53

Class C
Year Ended February 28, 2010	9.51	0.27	(f)	0.42	0.69	(0.27)	9.93	7.35
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)	9.51	3.36
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	9.48	0.02	(g)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	9.75	3.29
July 1, 2005 through February 28, 2006 (h)	9.85	0.20		(0.14)	0.06	(0.19)	9.72	0.62
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	9.85	4.55

Select Class
Year Ended February 28, 2010	9.52	0.35	(f)	0.42	0.77	(0.35)	9.94	8.22
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)	9.52	4.08
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	9.50	0.89	(g)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	9.77	4.14
July 1, 2005 through February 28, 2006 (h)	9.87	0.25		(0.13)	0.12	(0.25)	9.74	1.20
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	9.87	5.55

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	See Note 2.H.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (excluding imputed interest) (d)	Net expenses (including imputed interest) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (excluding imputed interest)	Expenses without waivers, reimbursements and earning credits (including imputed interest) (e)	Portfolio turnover rate (b)

$100,454	0.86%	0.86%	3.32%	0.93%	0.93%	18%
91,082	0.87	0.88	3.49	0.94	0.95	12
101,274	0.85	0.88	3.44	0.94	0.97	29
106,260	0.84	0.91	3.53	0.93	1.00	39
116,863	0.84	0.99	3.68	0.94	1.09	28
126,834	0.85	0.96	3.66	0.98	1.09	39

9,058	1.43	1.43	2.77	1.43	1.43	18
14,094	1.44	1.45	2.91	1.44	1.45	12
19,530	1.44	1.47	2.86	1.44	1.47	29
34,456	1.43	1.50	2.95	1.43	1.50	39
55,914	1.44	1.59	3.09	1.44	1.59	28
69,964	1.47	1.58	3.05	1.58	1.69	39

33,426	1.42	1.42	2.74	1.43	1.43	18
18,906	1.44	1.45	2.92	1.44	1.45	12
17,655	1.44	1.47	2.86	1.44	1.47	29
19,137	1.43	1.50	2.94	1.43	1.50	39
26,635	1.44	1.59	3.09	1.44	1.59	28
33,941	1.47	1.58	3.05	1.58	1.69	39

1,073,960	0.62	0.62	3.57	0.68	0.68	18
1,110,963	0.62	0.63	3.73	0.69	0.70	12
1,512,691	0.60	0.63	3.69	0.69	0.72	29
1,372,743	0.59	0.66	3.77	0.68	0.75	39
1,041,847	0.59	0.74	3.91	0.69	0.84	28
680,707	0.60	0.71	3.91	0.66	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2010	$10.87	$0.36	(e)	$0.28	$0.64	$(0.36)	$11.15
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	10.87
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	10.58
Year Ended February 28, 2007	10.88	0.42		(0.02)	0.40	(0.42)	10.86
July 1, 2005 through February 28, 2006 (g)	11.09	0.28		(0.21)	0.07	(0.28)	10.88
Year Ended June 30, 2005	10.98	0.41		0.12	0.53	(0.42)	11.09

Class B
Year Ended February 28, 2010	10.95	0.30	(e)	0.28	0.58	(0.29)	11.24
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	10.95
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	10.66
Year Ended February 28, 2007	10.96	0.37		(0.05)	0.32	(0.35)	10.93
July 1, 2005 through February 28, 2006 (g)	11.16	0.24		(0.21)	0.03	(0.23)	10.96
Year Ended June 30, 2005	11.05	0.35		0.11	0.46	(0.35)	11.16

Class C
Year Ended February 28, 2010	10.91	0.29	(e)	0.29	0.58	(0.29)	11.20
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	10.91
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	10.63
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	10.90
July 1, 2005 through February 28, 2006 (g)	11.15	0.25		(0.23)	0.02	(0.24)	10.93
February 18, 2005 (h) through June 30, 2005	11.22	0.14		(0.04)	0.10	(0.17)	11.15

Select Class
Year Ended February 28, 2010	10.81	0.39	(e)	0.28	0.67	(0.39)	11.09
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	10.81
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	10.52
Year Ended February 28, 2007	10.83	0.44		(0.02)	0.42	(0.45)	10.80
July 1, 2005 through February 28, 2006 (g)	11.04	0.30		(0.21)	0.09	(0.30)	10.83
Year Ended June 30, 2005	10.93	0.44		0.11	0.55	(0.44)	11.04

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

5.94%		$122,990	0.87%	3.27%	0.98%	7%
6.66		91,571	0.88	3.76	1.00	12
1.18	(f)	69,138	0.88	3.79	1.00	15
3.74		67,941	0.88	3.87	1.00	19
0.62		76,935	0.88	3.80	1.00	4
4.85		78,525	0.86	3.72	1.10	7

5.35		10,095	1.47	2.71	1.48	7
5.95		15,896	1.50	3.13	1.50	12
0.62	(f)	18,326	1.50	3.18	1.50	15
2.99		27,079	1.50	3.26	1.50	19
0.28		39,832	1.50	3.18	1.50	4
4.21		48,375	1.49	3.08	1.70	7

5.41		62,918	1.46	2.64	1.48	7
5.92		24,481	1.50	3.14	1.50	12
0.64	(f)	8,959	1.50	3.17	1.50	15
3.06		5,658	1.49	3.25	1.50	19
0.19		2,711	1.51	3.19	1.51	4
0.86		585	1.47	3.18	1.51	7

6.26		116,485	0.62	3.53	0.73	7
6.98		102,013	0.63	4.00	0.75	12
1.43	(f)	118,518	0.63	4.04	0.75	15
3.94		106,494	0.63	4.12	0.75	19
0.81		91,515	0.63	4.05	0.75	4
5.13		98,393	0.61	3.96	0.79	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2010	$10.29	$0.17	(e)	$0.24	$0.41	$(0.17)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)
July 1, 2005 through February 28, 2006 (g)	10.17	0.16		(0.07)	0.09	(0.16)
Year Ended June 30, 2005	10.16	0.23		0.02	0.25	(0.24)

Class B
Year Ended February 28, 2010	10.38	0.13	(e)	0.23	0.36	(0.11)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)
Year Ended February 28, 2007	10.18	0.21		0.03	0.24	(0.21)
July 1, 2005 through February 28, 2006 (g)	10.25	0.13		(0.07)	0.06	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.02	0.21	(0.19)

Class C
Year Ended February 28, 2010	10.37	0.12	(e)	0.24	0.36	(0.12)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)
July 1, 2005 through February 28, 2006 (g)	10.25	0.13		(0.07)	0.06	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)

Institutional Class
June 19, 2009 (h) through February 28, 2010	10.36	0.15	(e)	0.21	0.36	(0.14)

Select Class
Year Ended February 28, 2010	10.32	0.19	(e)	0.24	0.43	(0.19)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)
July 1, 2005 through February 28, 2006 (g)	10.21	0.18		(0.08)	0.10	(0.18)
Year Ended June 30, 2005	10.19	0.26		0.02	0.28	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.53	3.97%		$155,902	0.75%	1.63%	0.90%	22%
10.29	3.92		73,101	0.80	2.62	0.95	40
10.17	3.38	(f)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24
10.10	0.89		67,143	0.80	2.33	0.92	13
10.17	2.47		85,690	0.80	2.28	1.08	41

10.63	3.48		953	1.26	1.28	1.43	22
10.38	3.36		3,305	1.30	2.17	1.45	40
10.26	2.89	(f)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24
10.18	0.54		13,024	1.30	1.82	1.42	13
10.25	2.01		16,334	1.30	1.77	1.68	41

10.61	3.44		65,222	1.25	1.10	1.40	22
10.37	3.40		21,616	1.30	2.14	1.45	40
10.25	2.80	(f)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41

10.58	3.49		179,648	0.24	2.01	0.48	22

10.56	4.23		887,131	0.49	1.82	0.64	22
10.32	4.17		170,295	0.55	2.90	0.70	40
10.20	3.63	(f)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2010	$12.15	$0.53	$0.34	$0.87	$(0.53)	$—	$(0.53)
Year Ended February 28, 2009	12.08	0.52	0.07	0.59	(0.52)	—	(0.52)
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 through February 28, 2006 (f)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)

Class B
Year Ended February 28, 2010	12.11	0.43	0.35	0.78	(0.44)	—	(0.44)
Year Ended February 28, 2009	12.04	0.43	0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 through February 28, 2006 (f)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)

Class C
Year Ended February 28, 2010	12.09	0.45	0.34	0.79	(0.46)	—	(0.46)
July 1, 2008 (g) through February 28, 2009	12.24	0.30	(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Year Ended February 28, 2010	12.11	0.56	0.33	0.89	(0.55)	—	(0.55)
Year Ended February 28, 2009	12.05	0.54	0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 through February 28, 2006 (f)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.49	7.30%		$210,306	0.75%	4.28%	0.95%	10%
12.15	4.98		151,732	0.75	4.28	0.95	30
12.08	(0.85	) (e)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31
12.76	0.98		106,675	0.75	3.87	0.93	30
13.04	6.82		102,064	0.79	3.99	0.96	43

12.45	6.58		5,642	1.44	3.60	1.45	10
12.11	4.28		7,832	1.44	3.58	1.45	30
12.04	(1.55	) (e)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31
12.73	0.52		13,634	1.43	3.18	1.43	30
13.01	6.06		16,129	1.46	3.36	1.55	43

12.42	6.62		39,673	1.43	3.58	1.44	10
12.09	1.40		5,583	1.44	3.67	1.47	30

12.45	7.51		472,557	0.58	4.45	0.70	10
12.11	5.11		628,520	0.58	4.43	0.70	30
12.05	(0.67	) (e)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31
12.74	1.18		1,107,478	0.58	4.04	0.68	30
13.01	7.06		963,903	0.58	4.18	0.66	43

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

Effective April 30, 2009, Short Term Municipal Bond Fund was renamed Short-Intermediate Municipal Bond Fund with the approval of the Board of Trustees.

Institutional Class Shares of the Short-Intermediate Municipal Bond Fund commenced operations on June 19, 2009.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

92   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Arizona Municipal Bond Fund #
Investments in Securities	$2,366	$157,544	$—	$159,910

Michigan Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arizona
Utility	$—	$1,105	$—	$1,105
California
Water & Sewer	—	1,137	—	1,137
Colorado
General Obligation	—	1,134	—	1,134
Transportation	—	1,737	—	1,737
Total Colorado	—	2,871	—	2,871
Michigan
Certificate of Participation/Lease	—	6,023	—	6,023
Education	—	5,007	1,219	6,226
General Obligation	—	59,323	—	59,323
Hospital	—	9,244	2,945	12,189
Housing	—	2,680	—	2,680
Other Revenue	—	4,938	—	4,938
Prerefunded	—	21,290	—	21,290
Special Tax	—	13,415	—	13,415
Transportation	—	1,153	—	1,153
Utility	—	4,241	—	4,241
Water & Sewer	—	16,873	—	16,873
Total Michigan	—	144,187	4,164	148,351
New York
Industrial Development Revenue/Pollution Control Revenue	—	1,576	—	1,576
North Carolina
Water & Sewer	—	2,265	—	2,265
Puerto Rico
General Obligation	—	2,384	—	2,384
Tennessee
Utility	—	3,387	—	3,387
Texas
General Obligation	—	1,107	—	1,107
Transportation	—	1,520	—	1,520
Water & Sewer	—	1,620	—	1,620
Total Texas	—	4,247	—	4,247

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Michigan Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Washington
Water & Sewer	$—	$1,626	$—	$1,626
Total Municipal Bonds	—	164,785	4,164	168,949
Short-Term Investment
Investment Company	3,209	—	—	3,209
Total Investments in Securities	$3,209	$164,785	$4,164	$172,158

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Industrial Development Revenue/Pollution Control Revenue	$—	$1,362	$—	$1,362
Other Revenue	—	6,215	—	6,215
Total Alabama	—	7,577	—	7,577
Alaska
Education	—	11,045	—	11,045
General Obligation	—	5,938	—	5,938
Housing	—	3,124	—	3,124
Other Revenue	—	2,457	—	2,457
Prerefunded	—	5,473	—	5,473
Total Alaska	—	28,037	—	28,037
Arizona
Certificate of Participation/Lease	—	8,538	—	8,538
Hospital	—	6,123	—	6,123
Housing	—	5,743	—	5,743
Other Revenue	—	1,306	—	1,306
Prerefunded	—	3,932	—	3,932
Water & Sewer	—	3,254	—	3,254
Total Arizona	—	28,896	—	28,896
Arkansas
Hospital	—	5,000	—	5,000
Housing	—	912	—	912
Special Tax	—	6,065	—	6,065
Total Arkansas	—	11,977	—	11,977
California
Certificate of Participation/Lease	—	5,172	—	5,172
General Obligation	—	25,829	—	25,829
Hospital	—	4,311	—	4,311
Housing	—	10,508	3,151	13,659
Other Revenue	—	3,782	—	3,782
Transportation	—	4,308	—	4,308
Water & Sewer	—	1,194	—	1,194
Total California	—	55,104	3,151	58,255

94   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Colorado
General Obligation	$—	$14,595	$—	$14,595
Hospital	—	8,848	—	8,848
Housing	—	19,709	156	19,865
Industrial Development Revenue/Pollution Control Revenue	—	1,925	—	1,925
Prerefunded	—	7,232	—	7,232
Transportation	—	6,922	—	6,922
Total Colorado	—	59,231	156	59,387
Delaware
Housing	—	8,899	—	8,899
District of Columbia
Housing	—	2,088	—	2,088
Transportation	—	7,660	—	7,660
Total District of Columbia	—	9,748	—	9,748
Florida
Certificate of Participation/Lease	—	6,576	—	6,576
Education	—	5,479	—	5,479
Hospital	—	5,755	—	5,755
Housing	—	16,934	—	16,934
Resource Recovery	—	7,877	—	7,877
Special Tax	—	2,051	—	2,051
Transportation	—	17,022	—	17,022
Utility	—	16,855	—	16,855
Water & Sewer	—	5,941	—	5,941
Total Florida	—	84,490	—	84,490
Georgia
Certificate of Participation/Lease	—	5,790	—	5,790
General Obligation	—	6,113	—	6,113
Housing	—	2,588	—	2,588
Total Georgia	—	14,491	—	14,491
Hawaii
General Obligation	—	3,265	—	3,265
Prerefunded	—	286	—	286
Total Hawaii	—	3,551	—	3,551
Idaho
Housing	—	1,151	—	1,151
Illinois
Certificate of Participation/Lease	—	5,094	—	5,094
General Obligation	—	17,302	—	17,302
Hospital	—	1,513	—	1,513
Housing	—	25,716	—	25,716
Industrial Development Revenue/Pollution Control Revenue	—	3,544	—	3,544
Prerefunded	—	7,173	—	7,173
Transportation	—	6,151	—	6,151
Total Illinois	—	66,493	—	66,493

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indiana
Hospital	$—	$4,842	$—	$4,842
Housing	—	6,759	—	6,759
Other Revenue	—	5,190	—	5,190
Transportation	—	3,288	—	3,288
Water & Sewer	—	4,310	—	4,310
Total Indiana	—	24,389	—	24,389
Iowa
Housing	—	954	—	954
Prerefunded	—	5,069	—	5,069
Total Iowa	—	6,023	—	6,023
Kansas
Housing	—	14,852	—	14,852
Louisiana
Certificate of Participation/Lease	—	1,111	—	1,111
Hospital	—	10,477	—	10,477
Housing	—	9,677	—	9,677
Utility	—	7,284	—	7,284
Total Louisiana	—	28,549	—	28,549
Maryland
General Obligation	—	31,392	—	31,392
Housing	—	1,163	—	1,163
Total Maryland	—	32,555	—	32,555
Massachusetts
Education	—	2,279	—	2,279
General Obligation	—	8,861	—	8,861
Housing	—	8,306	—	8,306
Prerefunded	—	4,336	—	4,336
Water & Sewer	—	6,023	—	6,023
Total Massachusetts	—	29,805	—	29,805
Michigan
Education	—	4,707	—	4,707
Hospital	—	12,373	—	12,373
Housing	—	5,978	—	5,978
Water & Sewer	—	5,801	—	5,801
Total Michigan	—	28,859	—	28,859
Minnesota
General Obligation	—	5,251	—	5,251
Housing	—	19,547	—	19,547
Transportation	—	3,231	—	3,231
Total Minnesota	—	28,029	—	28,029
Mississippi
Education	—	7,397	—	7,397
Housing	—	6,670	—	6,670
Total Mississippi	—	14,067	—	14,067
Missouri
Housing	—	10,900	—	10,900
Prerefunded	—	960	—	960
Transportation	—	2,142	—	2,142
Total Missouri	—	14,002	—	14,002

96   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Montana
Housing	$—	$4,864	$—	$4,864
Nebraska
Housing	—	4,726	—	4,726
Nevada
Education	—	5,833	—	5,833
General Obligation	—	10,743	—	10,743
Housing	—	3,891	—	3,891
Other Revenue	—	1,744	—	1,744
Total Nevada	—	22,211	—	22,211
New Hampshire
Housing	—	1,953	—	1,953
Other Revenue	—	5,410	—	5,410
Total New Hampshire	—	7,363	—	7,363
New Jersey
Education	—	6,796	—	6,796
General Obligation	—	1,520	—	1,520
Hospital	—	2,684	—	2,684
Other Revenue	—	11,429	—	11,429
Transportation	—	17,875	—	17,875
Total New Jersey	—	40,304	—	40,304
New Mexico
Housing	—	11,829	—	11,829
New York
Certificate of Participation/Lease	—	23,306	—	23,306
Education	—	9,024	—	9,024
General Obligation	—	32,781	—	32,781
Other Revenue	—	2,359	—	2,359
Prerefunded	—	1,287	—	1,287
Resource Recovery	—	2,301	—	2,301
Special Tax	—	7,630	—	7,630
Transportation	—	12,414	—	12,414
Total New York	—	91,102	—	91,102
North Carolina
Education	—	1,554	—	1,554
General Obligation	—	23,418	—	23,418
Housing	—	8,735	—	8,735
Utility	—	5,671	—	5,671
Water & Sewer	—	3,916	—	3,916
Total North Carolina	—	43,294	—	43,294
Ohio
General Obligation	—	11,903	—	11,903
Housing	—	8,608	—	8,608
Industrial Development Revenue/Pollution Control Revenue	—	2,446	—	2,446
Other Revenue	—	2,758	—	2,758
Prerefunded	—	1,288	—	1,288
Water & Sewer	—	5,890	—	5,890
Total Ohio	—	32,893	—	32,893

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oklahoma
Housing	$—	$6,426	$—	$6,426
Oregon
General Obligation	—	2,157	—	2,157
Housing	—	2,661	—	2,661
Total Oregon	—	4,818	—	4,818
Other Territories
Housing	—	6,820	—	6,820
Pennsylvania
Education	—	6,661	—	6,661
General Obligation	—	14,449	—	14,449
Hospital	—	2,070	2,497	4,567
Housing	—	2,906	—	2,906
Industrial Development Revenue/Pollution Control Revenue	—	3,002	—	3,002
Other Revenue	—	1,293	—	1,293
Resource Recovery	—	7,017	—	7,017
Total Pennsylvania	—	37,398	2,497	39,895
South Carolina
Certificate of Participation/Lease	—	6,474	—	6,474
General Obligation	—	6,703	—	6,703
Hospital	—	6,528	—	6,528
Other Revenue	—	2,172	—	2,172
Total South Carolina	—	21,877	—	21,877
South Dakota
Housing	—	3,151	—	3,151
Tennessee
Housing	—	13,179	—	13,179
Prerefunded	—	3,074	—	3,074
Transportation	—	1,053	—	1,053
Utility	—	9,989	—	9,989
Water & Sewer	—	5,883	—	5,883
Total Tennessee	—	33,178	—	33,178
Texas
General Obligation	—	28,902	—	28,902
Hospital	—	4,699	—	4,699
Housing	—	13,456	—	13,456
Other Revenue	—	2,763	—	2,763
Transportation	—	25,598	—	25,598
Utility	—	4,300	—	4,300
Water & Sewer	—	5,616	—	5,616
Total Texas	—	85,334	—	85,334
Utah
Education	—	3,796	—	3,796
Housing	—	235	—	235
Industrial Development Revenue/Pollution Control Revenue	—	3,446	—	3,446
Total Utah	—	7,477	—	7,477

98   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Virginia
Education	$—	$12,708	$—	$12,708
General Obligation	—	5,759	—	5,759
Industrial Development Revenue/Pollution Control Revenue	—	1,071	—	1,071
Other Revenue	—	8,252	—	8,252
Resource Recovery	—	3,098	—	3,098
Transportation	—	4,371	—	4,371
Total Virginia	—	35,259	—	35,259
Washington
General Obligation	—	15,059	—	15,059
Housing	—	2,358	—	2,358
Other Revenue	—	—	1,592	1,592
Prerefunded	—	1,948	—	1,948
Utility	—	21,420	—	21,420
Total Washington	—	40,785	1,592	42,377
Wisconsin
General Obligation	—	11,371	—	11,371
Hospital	—	—	5,113	5,113
Housing	—	233	—	233
Prerefunded	—	6,154	—	6,154
Private Placement	—	—	3,024	3,024
Total Wisconsin	—	17,758	8,137	25,895
Total Municipal Bonds	—	1,159,642	15,533	1,175,175
Investment Company	5,202	—	—	5,202
Short-Term Investment
Investment Company	36,014	—	—	36,014
Total Investments in Securities	$41,216	$1,159,642	$15,533	$1,216,391

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ohio Municipal Bond Fund #
Investments in Securities	$15,363	$293,832	$—	$309,195
Short-Intermediate Municipal Bond Fund #
Investments in Securities	$76,529	$1,213,518	$—	$1,290,047
Tax Free Bond Fund #
Investments in Securities	$1,623	$719,029	$—	$720,652
Depreciation in Other Financial Instruments
Futures Contracts	$—	$(206)	$—	$(206)

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Michigan Municipal Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Michigan — Education	$—	$—	$(39)	$(25)	$—	$1,283	$1,219
Michigan — Hospital	—	—	427	2	—	2,516	2,945
Total	$—	$—	$388	$(23)	$—	$3,799	$4,164

Municipal Income Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
California — Housing	$—	$(3)	$(1,575)	$(30)	$(28)	$4,787	$3,151
Colorado — Housing	—	—	— (a)	—	(9)	165	156
Colorado — Transportation	10,216	—	—	—	—	(10,216)	—
Pennsylvania — Hospital	—	—	126	(31)	—	2,402	2,497
Washington — Other Revenue	—	—	162	— (a)	—	1,430	1,592
Wisconsin — Hospital	—	—	190	—	—	4,923	5,113
Wisconsin — Private Placement	—	—	76	—	—	2,948	3,024
Total	$10,216	$(3)	$(1,021)	$(61)	$(37)	$6,439	$15,533

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Michigan Municipal Bond Fund	$388
Municipal Income Fund	(1,021)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2010 (amounts in thousands):

	Value	Percentage
Michigan Municipal Bond Fund	$4,164	2.4%
Municipal Income Fund	15,533	1.3

C.  Futures Contracts — Tax Free Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying security at a fixed price or for a cash amount based on the change in the value of the underlying security at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on

100   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of February 28, 2010, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Fund’s futures contracts activities over the reporting period.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Short-Intermediate Municipal Bond Fund	$41,101	$(24)	$(41,077)

The reclassification for the Fund relates primarily to expiration of capital loss carryforwards and target capital loss carryovers acquired in a merger.

H.  Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificate reflected as a liability under the caption “Floating rate note payable” on the Statements of Assets and Liabilities. The Fund recorded imputed interest expense of approximately $27,000 for these investments based on an average interest rate of 2.61% for the year ended February 28, 2010.

At February 28, 2010, Municipal Income Fund did not hold any Inverse Floaters.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Funds. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Funds, assuming all rights and responsibilities of JPMIA with respect to the Funds under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Funds or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$52	$24
Michigan Municipal Bond Fund	24	19
Municipal Income Fund	41	19
Ohio Municipal Bond Fund	102	30
Short-Intermediate Municipal Bond Fund	29	19
Tax Free Bond Fund	168	38

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

102   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.30	1.30	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

Prior to June 29, 2009, the contractual expense limitations for Short-Intermediate Municipal Bond Fund were 0.80% and 0.55% for Class A and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Arizona Municipal Bond Fund	$—	$—	$183	$183	$2
Michigan Municipal Bond Fund	—	—	185	185	3
Municipal Income Fund	1	—	714	715	17
Ohio Municipal Bond Fund	—	—	218	218	3
Short-Intermediate Municipal Bond Fund	864	—	250	1,114	14
Tax Free Bond Fund	1	57	952	1,010	10

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Ohio Municipal Bond Fund	$—	$1	$1
Short-Intermediate Municipal Bond Fund	17	—	17

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The amounts of waivers resulting from investments in the money market funds for the year ended February 28, 2010 was as follows (amounts in thousands):

Arizona Municipal Bond Fund	$9
Michigan Municipal Bond Fund	3
Municipal Income Fund	59
Ohio Municipal Bond Fund	28
Short-Intermediate Municipal Bond Fund	86
Tax Free Bond Fund	19

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor made payments to the Arizona Municipal Bond Fund and Michigan Municipal Bond Fund of approximately $1,000 and $33,000, respectively, relating to operational errors.

4. Investment Transactions

During the year ended February 28, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$28,407	$20,960
Michigan Municipal Bond Fund	9,348	43,450
Municipal Income Fund	215,692	290,281
Ohio Municipal Bond Fund	77,750	17,769
Short-Intermediate Municipal Bond Fund	879,782	159,452
Tax Free Bond Fund	76,554	157,571

During the year ended February 28, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$151,423	$8,560	$73	$8,487
Michigan Municipal Bond Fund	164,328	8,216	386	7,830
Municipal Income Fund	1,184,671	38,774	7,054	31,720
Ohio Municipal Bond Fund	294,705	14,873	383	14,490
Short-Intermediate Municipal Bond Fund	1,268,929	22,836	1,718	21,118
Tax Free Bond Fund	674,768	50,525	4,641	45,884

104   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Municipal Income Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Arizona Municipal Bond Fund	$137	$4,971	$5,108
Michigan Municipal Bond Fund	193	6,483	6,676
Municipal Income Fund	—	42,801	42,801
Ohio Municipal Bond Fund	290	8,750	9,040
Short-Intermediate Municipal Bond Fund	532	12,786	13,318
Tax Free Bond Fund	—	33,969	33,969

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Arizona Municipal Bond Fund	$17	$5,495	$5,512
Michigan Municipal Bond Fund	32	8,431	8,463
Municipal Income Fund	9	54,467	54,476
Ohio Municipal Bond Fund	145	8,550	8,695
Short-Intermediate Municipal Bond Fund	45	6,856	6,901
Tax Free Bond Fund	—	37,021	37,021

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$152	$(61)	$8,487
Michigan Municipal Bond Fund	193	383	7,830
Municipal Income Fund	2,730	(20,162)	31,720
Ohio Municipal Bond Fund	299	(13)	14,490
Short-Intermediate Municipal Bond Fund	1,141	(44,245)	21,118
Tax Free Bond Fund	1,601	(3,773)	45,884

For the Funds, the cumulative timing differences primarily consist of distributions payable, wash sale loss deferrals (Municipal Income Fund), post-October loss deferrals (Short-Intermediate Municipal Bond Fund) and mark to market of futures contracts (Tax Free Bond Fund).

As of February 28, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011		2012		2013		2014		2015		2016		2017		2018	Total
Arizona Municipal Bond Fund	$—		$—		$—		$—		$—		$—		$61		$—	$61
Municipal Income Fund	—		5,336		—		1,582		—		6,158		6,506		580	20,162
Ohio Municipal Bond Fund	—		13		—		—		—		—		—		—	13
Short-Intermediate Municipal Bond Fund	8,925	*	11,092	*	4,569	*	11,664	*	2,707	*	3,672	*	969	*	647	44,245
Tax Free Bond Fund	—		—		—		—		—		31		252		3,490	3,773

*	Includes amounts from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended February 28, 2010, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Arizona Municipal Bond Fund	$241
Ohio Municipal Bond Fund	6

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

As of February 28, 2010, the following Fund had capital loss carryforwards expire (amounts in thousands):

Short-Intermediate Municipal Bond Fund	$11,608

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the following Fund deferred to March 1, 2010 post-October capital losses of (amounts in thousands):

Short-Intermediate Municipal Bond Fund	$778

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for all Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of February 28, 2010, companies that insured greater than 20% of the total investments of the respective funds were as follows:

National Public Finance Guarantee Corp:
Arizona Municipal Bond Fund	23.0%
Michigan Municipal Bond Fund	31.1
Ohio Municipal Bond Fund	21.1

Assured Guaranty Corp:
Short-Intermediate Municipal Bond Fund	32.3

Assured Guaranty Municipal Corp:
Michigan Municipal Bond Fund	25.8

106   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of February 28, 2010.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposals to merge JPMorgan Tax Aware Enhanced Income Fund (“Tax Aware Enhanced Income Fund”) and JPMorgan Tax Aware Short-Intermediate Income Fund (“Tax Aware Short-Intermediate Income Fund”) (collectively, the “Target Funds”) and each a Fund of JPM I, into JPMorgan Short-Intermediate Municipal Bond Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Tax Aware Short-Intermediate Income Fund was approved by Tax Aware Short-Intermediate Income Funds’ shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Tax Aware Enhanced Income Fund was approved by Tax Aware Enhanced Income Funds’ shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transaction was to combine three portfolios with comparative investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Institutional Class and Select Class shareholders of Tax Aware Enhanced Income Fund and Institutional Class and Select Class shareholders of Tax Aware Short-Intermediate Income Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganizations. The investment portfolio of the Target Funds, with a fair value of $264,619 and identified cost of $264,691 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Tax Aware Enhanced Income Fund
Class A	202	$1,989	$9.87	$93
Institutional Class	3,794	37,402	9.86
Select Class	1,934	19,086	9.87
Tax Aware Short-Intermediate Income Fund
Institutional Class	4,805	$46,656	$9.71	$(165)
Select Class	16,690	162,004	9.71

Acquiring Fund
Short-Intermediate Municipal Bond Fund
Class A	12,498	$129,129	$10.33	$3,815
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	3	30	10.37
Select Class	26,373	273,310	10.36

Post Reorganization
Short-Intermediate Municipal Bond Fund
Class A	12,690	$131,117	$10.33	$3,743
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	8,108	84,088	10.37
Select Class	43,847	454,400	10.36

Expenses related to the reorganization were incurred by the Target Funds. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

Assuming the reorganization had been completed on March 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2010, are as follows (amounts in thousands):

Net investment income (loss)	$15,927
Net realized/unrealized gains (losses)	19,314
Change in net assets resulting from operations	$35,241

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statements of Operations since June 26, 2009.

108   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund) and JPMorgan Tax Free Bond Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2010

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   109

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

110   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   111

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

112   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28 2010*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,026.30	$4.37	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class B
Actual	1,000.00	1,023.70	7.53	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	1,023.80	7.53	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Select Class
Actual	1,000.00	1,028.40	3.12	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,032.40	4.43	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,029.20	7.45	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class C
Actual	1,000.00	1,028.30	7.44	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Select Class
Actual	1,000.00	1,032.80	3.18	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28 2010*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,038.80	$4.35	0.86%
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class B
Actual	1,000.00	1,036.20	7.07	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,036.30	7.07	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,040.40	3.09	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,028.30	4.33	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class B
Actual	1,000.00	1,025.20	7.23	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class C
Actual	1,000.00	1,025.40	7.28	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,030.00	3.07	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,017.60	3.65	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class B
Actual	1,000.00	1,015.70	6.00	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,015.10	6.15	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Institutional Class
Actual	1,000.00	1,020.00	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	1,018.90	2.40	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48

114   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28 2010*	Annualized Expense Ratio
Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,030.60	$3.78	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,027.10	7.29	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,026.70	7.19	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Select Class
Actual	1,000.00	1,030.60	2.87	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   115

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
Arizona Municipal Bond Fund	97.34%
Michigan Municipal Bond Fund	97.11
Municipal Income Fund	100.00
Ohio Municipal Bond Fund	96.80
Short-Intermediate Municipal Bond Fund	96.02
Tax Free Bond Fund	100.00

116   J.P. MORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

FEBRUARY 28, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   117

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-MUNIBOND-210

Annual Report

J.P. Morgan Money Market Funds

February 28, 2010

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	30
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	45
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49
Tax Letter	51
Privacy Policy	52

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Securities and Exchange Commission (“SEC”) adopts new money market fund rules

In February 2010, the SEC released new rules to strengthen regulatory requirements for money market funds (“Funds”). These rules provide additional measures to enhance the liquidity, credit quality and operational aspects of these Funds.

As we’ve communicated to you, J.P. Morgan Asset Management has been a strong proponent of this reform and currently employs many of the risk management techniques outlined in the new rules. We have worked closely with industry groups and regulators to provide our insights into money market reform and will continue those efforts as the industry considers other potential measures to further enhance money market funds.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 2/28/2010	$1.3 Billion
Average Maturityˆ	14 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	8.7%
2–7 days	81.7
8–30 days	1.8
31–60 days	2.1
61–90 days	1.2
91–180 days	2.2
181+ days	2.3

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.02)% and (0.01)% for E*Trade Shares, Morgan Shares and Service shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2010	$273.5 Million
Average Maturityˆ	11 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	14.1%
2–7 days	81.7
31–60 days	2.6
181+ days	1.6

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.04)% and (0.04)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective
Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 2/28/2010	$1.5 Billion
Average Maturityˆ	24 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.6%
2–7 days	82.0
8–30 days	0.5
31–60 days	2.2
61–90 days	2.5
91–180 days	7.0
181+ days	2.2

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.02)%, (0.01)% and (0.01)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 2/28/2010	$70.3 Million
Average Maturityˆ	30 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.0%
2–7 days	77.1
61–90 days	3.7
181+ days	9.2

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.17)%, (0.17)% and (0.17)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Annual Demand Notes — 1.2%
	California — 1.2%
9,000	California Infrastructure & Economic Development Bank, J. Paul, Series A-2, Rev., VRDO, 0.500%, 04/01/10	9,000
6,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VAR, 3.000%, 04/01/10	6,019
	Total Annual Demand Notes (Cost $15,019)	15,019
Commercial Paper — 4.8% (n)
	California — 4.8%
	San Diego County,
20,000	0.230%, 03/03/10	20,000
8,295	0.250%, 03/12/10	8,295
7,500	0.250%, 04/06/10	7,500
15,000	San Diego County Water Authority, Series B, 0.230%, 03/03/10	15,000
5,000	San Joaquin County, 0.200%, 04/06/10	5,000
5,898	State of California, Department of Water Resources, 0.230%, 03/03/10	5,898
	Total Commercial Paper (Cost $61,693)	61,693
Daily Demand Notes — 8.7%
	California — 8.7%
3,600	California Educational Facilities Authority, Chapman University, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,600
2,205	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.100%, 03/01/10	2,205
3,500	California Infrastructure & Economic Development Bank, India Community Center, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,500
1,210	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,210
12,700	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, 0.120%, 03/01/10	12,700
	California Statewide Communities Development Authority, Rady Children’s Hospital,
16,000	Series B, Rev., VRDO, LOC: Bank of the West, 0.130%, 03/01/10	16,000
8,700	Series D, Rev, VRDO, LOC: Wachovia Bank N.A., 0.120%, 03/01/10	8,700
7,800	City of Irvine, Limited Obligation Assessment, Series B, Rev, VRDO, LOC: KBC Bank N.V., 0.130%, 03/01/10	7,800
2,982	City of Tustin, Reassessment District 95-2-A, Special Assessment, VRDO, LOC: Bank of New York, 0.150%, 03/01/10	2,982
	Metropolitan Water District of Southern California,
6,900	Series B-3, Rev., VRDO, 0.100%, 03/01/10	6,900
6,100	Series C-2, Rev., VRDO, 0.130%, 03/01/10	6,100
9,200	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	9,200
	State of California,
2,100	Series C-2, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	2,100
10,400	Series C-3, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	10,400
	University of California Regents Medical Center,
7,200	Series B-1, Rev., VRDO, 0.120%, 03/01/10	7,200
12,105	Series B-2, Rev., VRDO, 0.140%, 03/01/10	12,105
	Total Daily Demand Notes (Cost $112,702)	112,702
Municipal Bonds — 4.9%
	California — 4.9%
6,500	California Health Facilities Financing Authority, Stanford Hospital, Series A-1, Rev., VAR, 0.550%, 06/16/10	6,500
10,000	City of Berkeley, GO, TRAN, 1.000%, 10/28/10	10,038
15,000	City of San Diego, Series C, Rev., TRAN, 2.000%, 04/30/10	15,036
	San Francisco City & County Airports Commission,
10,000	Series A, Rev., VAR, 0.750%, 09/15/10	10,000
10,000	Series B, Rev., VAR, 0.750%, 09/15/10	10,000
1,490	San Mateo County Transportation District, Series A, Rev., 3.000%, 06/01/10	1,498
5,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	5,013
5,675	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	5,688
	Total Municipal Bonds (Cost $63,773)	63,773

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Semi-Annual Demand Note — 1.4%
	California — 1.4%
	Wells Fargo Stage Trust,
9,725	Series 2009-37C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.350%, 03/08/10 (e)	9,725
8,150	Series 2009-63C, GO, VRDO, LIQ: Wells Fargo & Co., 0.550%, 03/18/10 (e)	8,150
	Total Semi-Annual Demand Notes (Cost $17,875)	17,875
Weekly Demand Notes — 79.0%
	California — 78.9%
1,900	Abag Finance Authority for Nonprofit Corps. Housing, Amber Court Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.160%, 03/04/10	1,900
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.200%, 03/03/10	1,100
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.250%, 03/03/10	6,000
5,300	Abag Finance Authority for Nonprofit Corps., Sharp Healthcare, Series C, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	5,300
1,852	Alameda County IDA, Autumn Press, Inc. Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.350%, 03/04/10	1,852
8,010	Alameda Public Financing Authority, Alameda Point Improvement Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.150%, 03/01/10	8,010
5,000	Anaheim Public Financing Authority, Series ROCS-RR-II-R-10356, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	5,000
	Austin Trust,
6,470	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	6,470
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	1,535
3,180	Series 2008-1134, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	3,180
5,000	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,000
5,000	Series 2008-1167, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	5,000
1,750	Series 2008-3013X, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10 (e)	1,750
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	8,680
2,040	Series 2008-3312, GO, VRDO, AGM-CR, NATL-RE, LIQ: Bank of America N.A., 0.230%, 03/01/10	2,040
2,800	Series 2008-3501, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	2,800
6,050	Series 2008-3014X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	6,050
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	6,665
	Barclays Capital Municipal Trust Receipts,
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	3,750
3,750	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	3,750
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	5,200
	Bay Area Toll Authority, Toll Bridge,
25,600	Series A, Rev., VRDO, 0.220%, 03/01/10	25,600
5,500	Series C-4, Rev., VRDO, 0.170%, 03/01/10	5,500
4,000	Series ROCS-RR-II-R-11787, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	4,000
2,875	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.200%, 03/01/10	2,875
1,800	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 03/03/10	1,800
10,065	California Educational Facilities Authority, Series 3085, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	10,065
4,500	California Educational Facilities Authority, Chapman University, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/03/10	4,500
5,850	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of the West, 0.140%, 03/04/10	5,850
8,000	California Health Facilities Authority, Scripps Health, Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	8,000
4,900	California Health Facilities Financing Authority, Catholic Healthcare, Series H, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	4,900
6,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.170%, 03/01/10	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
	California Health Facilities Financing Authority, Stanford Hospital,
3,300	Series C, Rev., VRDO, AGM, 0.220%, 03/01/10	3,300
8,600	Series D, Rev., VRDO, AGM, 0.220%, 03/01/10	8,600
	California Housing Finance Agency, Home Mortgage,
20,000	Series D, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	20,000
10,000	Series H, Rev., VRDO, AMT, 0.150%, 03/03/10	10,000
	California Housing Finance Agency, Multi-Family Housing,
2,700	Series B, Rev., VRDO, LOC: FNMA, 0.210%, 03/04/10	2,700
6,400	Series F, Rev., VRDO, LOC: FNMA, 0.160%, 03/03/10	6,400
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	4,620
6,325	California Housing Finance Agency, Multi-Family Housing, Montecito Village, Series B, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	6,325
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.250%, 03/01/10	1,000
15,070	California Infrastructure & Economic Development Bank, Buck Institute for Age Research, Rev., VRDO, LOC: Bank of New York, 0.150%, 03/01/10	15,070
5,045	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California, 0.200%, 03/01/10	5,045
3,600	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of the West, 0.200%, 03/01/10	3,600
4,940	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	4,940
6,865	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.220%, 03/01/10	6,865
10,000	California Municipal Finance Authority, Westmont College, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	10,000
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.210%, 03/01/10	3,100
12,605	California State Department of Water Resources, Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,605
	California State Department of Water Resources, Power Supply,
15,000	Series C-8, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 03/01/10	15,000
13,450	Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.180%, 03/01/10	13,450
5,000	California Statewide Communities Development Authority, Series A, Rev., VRDO, AGC, 0.150%, 03/01/10	5,000
2,520	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	2,520
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/03/10	650
1,050	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 03/03/10	1,050
1,240	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers Retirement, 0.250%, 03/03/10	1,240
1,345	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 03/03/10	1,345
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.150%, 03/01/10	10,000
12,800	Series D, Rev., VRDO, 0.150%, 03/01/10	12,800
10,000	California Statewide Communities Development Authority, MERLOTS, Series E, COP, VRDO, AGM, 0.160%, 03/03/10	10,000
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	1,200
2,225	California Statewide Communities Development Authority, Park Century School, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.230%, 03/01/10	2,000
4,000	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 0.200%, 03/04/10	4,000
9,715	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.210%, 03/04/10	9,715
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.180%, 03/01/10	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, LIQ: FNMA, 0.170%, 03/04/10	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, LIQ: FHLMC, 0.160%, 03/04/10	3,600
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, LIQ: FNMA, 0.180%, 03/03/10	2,200
9,350	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.370%, 03/01/10	9,350
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Helaba, 0.210%, 03/04/10	29,035
6,375	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, LIQ: FNMA, 0.249%, 03/03/10	6,375
4,000	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, LIQ: FNMA, 0.500%, 03/03/10	4,000
2,700	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	2,700
5,000	City of Richmond, Wastewater Systems, Series A, Class A, Rev., VRDO, LOC: Union Bank of California N.A., 0.180%, 03/01/10	5,000
3,155	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.200%, 03/04/10	3,155
7,480	City of San Jose, Series 760, GO, VRDO, NATL-RE, LIQ: Morgan Stanley Dean Witter, 0.220%, 03/04/10	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, LIQ: FNMA, 0.180%, 03/03/10	800
	Deutsche Bank Spears/Lifers Trust Various States,
3,915	Series DB-413, Rev., VRDO, AMBAC, 0.260%, 03/01/10	3,915
21,280	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Rev., VRDO, 0.190%, 03/03/10	10,000
8,050	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	8,050
8,245	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.180%, 03/04/10	8,245
7,075	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	7,075
10,615	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, Tax Allocation, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	10,615
7,155	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, Tax Allocation, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	7,155
2,530	Golden State Tobacco Securitization Corp., Series 1271, Rev., VRDO, AMBAC-TCRS-BNY, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	2,530
6,150	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, LIQ: FNMA, 0.170%, 03/03/10	6,150
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	490
24,000	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California, 0.200%, 03/03/10	24,000
5,715	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California, 0.200%, 03/01/10	5,715
6,960	Los Angeles Community College District, Series ROCS-RR-II-R-11728, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10 (e)	6,960
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, LIQ: FNMA, 0.170%, 03/01/10	1,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, LIQ: FNMA, 0.150%, 03/04/10	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/04/10	3,740
6,500	Los Angeles County Metropolitan Transportation Authority, Property A 1st Tier, Series A4, Rev., VRDO, 0.160%, 03/01/10	6,500
10,635	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/02/10	10,635
5,000	Los Angeles Department of Airports, Series ROCS-RR-II-R-11822, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	5,000
	Los Angeles Department of Water & Power,
6,500	Subseries A-7, Rev., VRDO, 0.160%, 03/04/10	6,500
15,000	Subseries B-1, Rev., VRDO, 0.170%, 03/04/10	15,000
6,820	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.200%, 03/01/10	6,820
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	4,485
4,000	Series ROCS-RR-II-R-11565, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.200%, 03/01/10	4,000
8,830	Napa Sanitation District, Project of 2001, Series A, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 03/03/10	8,830
10,600	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 0.230%, 03/04/10	10,600
6,365	Northern California Transmission Agency, Series A, Rev., VRDO, AGM, 0.240%, 03/01/10	6,365
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, LIQ: FNMA, 0.210%, 03/03/10	985
8,850	Orange County Sanitation District, Series ROCS-RR-II-R-11736, COP, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	8,850
17,900	Orange County, Aliso Creek Project, Series B, Rev., VRDO, LOC: FHLMC, 0.150%, 03/01/10	17,900
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, LIQ: FHLMC, 0.160%, 03/01/10	900
11,700	Peralta Community College District, Series 3019, GO, VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,700
	Puttable Floating Option Tax-Exempt Receipts,
9,925	Series MT-557, Rev., VRDO, LIQ: FHLMC, 0.370%, 03/01/10	9,925
19,945	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.200%, 03/01/10	19,945
13,690	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, LIQ: FHLMC, 0.270%, 03/04/10	13,690
9,905	Rancho Santiago Community College District, MERLOTS, Series B24, GO, VRDO, AGM, 0.160%, 03/03/10	9,905
13,410	RBC Municipal Products, Inc. Trust, Series E-5, Tax Allocation, VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.180%, 03/04/10	13,410
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, LIQ: FNMA, 0.160%, 03/04/10	4,000
4,300	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: Citibank N.A., 0.220%, 03/04/10	4,300
9,090	Sacramento County, Administration Center and Court House Project, COP, VRDO, LOC: Bayerische Handesbank, 0.230%, 03/01/10	9,090
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.160%, 03/04/10	3,020
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.190%, 03/04/10	2,200
800	San Bernardino County, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.190%, 03/04/10	800
9,360	San Diego Community College District, Series ROCS-RR-II-R-11774, GO, VRDO, AGM, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	9,360
19,985	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.360%, 03/03/10	19,985
17,830	San Mateo County Community College District, Series ROCS-RR-II-R-12120, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10	17,830
1,275	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/10	1,275
4,264	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.230%, 03/03/10	4,264

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
12,500	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.160%, 03/01/10	12,500
42,000	Southern California Public Power Authority, Rev., VRDO, LOC: KBC Bank N.V., 0.180%, 03/01/10	42,000
	State of California,
8,500	Series B-1, GO, VRDO, LOC: BNP Paribas, 0.150%, 03/03/10	8,500
20,000	Series B-2, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	20,000
5,000	Series C-1, GO, VRDO, LOC: Bank of America N.A., 0.180%, 03/04/10	5,000
	University of California,
4,495	Series 1119, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	4,495
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	42,980
5,325	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.160%, 03/04/10 (e)	5,325
6,045	Woodland Finance Authority, Series ROCS-RR-II-R-11805, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	6,045
		1,022,246
	Puerto Rico — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	1,555
	Total Weekly Demand Notes (Cost $1,023,801)	1,023,801
	Total Investments — 100.0% (Cost $1,294,863) *	1,294,863
	Other Assets in Excess of Liabilities — 0.0% (g)	592
	NET ASSETS — 100.0%	$1,295,455

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 2.6% (n)
	Michigan — 2.6%
7,000	Michigan State Housing Development Authority, 0.300%, 04/06/10 (Cost $7,000)	7,000
Daily Demand Notes — 14.1%
	Michigan — 14.1%
400	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	400
7,765	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	7,765
1,750	Michigan State Housing Development Authority, Rental Housing, Series A, Rev., VRDO, AMT, AGM, 0.220%, 03/01/10	1,750
11,380	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.230%, 03/01/10	11,380
4,800	Michigan State University, Series A, Rev., VRDO, 0.140%, 03/01/10	4,800
	University of Michigan, Hospital,
7,500	Series A, Rev., VRDO, 0.130%, 03/01/10	7,500
3,200	Series A-2, Rev., VRDO, 0.130%, 03/01/10	3,200
1,800	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.130%, 03/01/10	1,800
	Total Daily Demand Notes (Cost $38,595)	38,595
Municipal Bonds — 1.6%
	Michigan — 1.6%
3,000	City of Kalamazoo, GO, TAN, 1.400%, 12/01/10	3,022
1,350	Michigan State Building Authority, Facilities Program, Series II, Rev., NATL-RE, MBIA-IBC, 5.250%, 10/15/10 (p)	1,390
	Total Municipal Bonds (Cost $4,412)	4,412
Weekly Demand Notes — 81.7%
	Michigan — 81.7%
2,000	Austin Trust, Multi- Family Housing, Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.280%, 03/01/10	2,000
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.210%, 03/01/10	550
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	1,000
	Detroit City School District,
14,795	Series DCL-045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	14,795
3,000	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	3,000
4,000	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC Q-SBLF, 0.220%, 03/04/10 (e)	4,000
10,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.200%, 03/04/10	10,000
10,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 03/01/10	10,200
5,600	Holt Public Schools, GO, VRDO, Q-SBLF, 0.250%, 03/04/10	5,600
2,995	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	2,995
9,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.150%, 03/03/10	9,000
2,480	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	2,480
	Michigan State Hospital Finance Authority, Ascension Health Services,
3,000	Series CR-B-2, Rev., VRDO, 0.170%, 03/03/10	3,000
5,000	Series CR-B-8, Rev., VRDO, 0.170%, 03/03/10	5,000
	Michigan State Housing Development Authority,
10,000	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.260%, 03/03/10	10,000
6,050	Series C, Rev., VRDO, 0.230%, 03/03/10	6,050
12,200	Series D, Rev., VRDO, AMT, 0.300%, 03/04/10	12,200
16,750	Series E, Rev., VRDO, AMT, 0.290%, 03/03/10	16,750
	Michigan State Housing Development Authority, Multi-Family Housing,
22,575	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	22,575
445	Series D, Rev., VRDO, AMT, 0.230%, 03/01/10	445
6,095	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	6,095
2,690	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	2,690

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
3,100	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	3,100
	Michigan State Housing Development Authority, Single Family Mortgage,
3,410	Series C, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.250%, 03/01/10	3,410
8,200	Series D, Rev., VRDO, LOC: FNMA, 0.210%, 03/03/10	8,200
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.400%, 03/01/10	885
1,800	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: LaSalle Bank N.A., 0.500%, 03/01/10	1,800
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: National City Bank, 0.410%, 03/04/10	1,000
600	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: LaSalle Bank Midwest, 0.500%, 03/01/10	600
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/03/10	1,000
860	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.400%, 03/01/10	860
820	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.310%, 03/01/10	820
2,800	Michigan Strategic Fund, FLO Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	2,800
1,590	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.400%, 03/01/10	1,590
646	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.210%, 03/03/10	646
930	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: LaSalle Bank N.A., 0.500%, 03/01/10	930
1,070	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.310%, 03/01/10	1,070
3,085	Michigan Strategic Fund, Millennium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	3,085
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/01/10	1,820
2,815	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.200%, 03/04/10	2,815
4,275	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	4,275
1,990	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank, 0.310%, 03/04/10	1,990
2,100	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.500%, 03/01/10	2,100
5,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.950%, 03/01/10 (e)	5,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
6,320	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.230%, 03/01/10	6,320
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.230%, 03/01/10	5,950
5,300	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.170%, 03/01/10	5,300
	Wayne County Airport Authority, Detroit Metropolitan,
3,800	Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.210%, 03/04/10	3,800
1,800	Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/04/10	1,800
	Total Weekly Demand Notes (Cost $223,391)	223,391
	Total Investments — 100.0% (Cost $273,398) *	273,398
	Other Assets in Excess of Liabilities — 0.0% (g)	129
	NET ASSETS — 100.0%	$273,527

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 0.8% (n)
	New York — 0.8%
13,090	Port Authority of New York & New Jersey, 0.560%, 03/04/10 (Cost $13,090)	13,090
Daily Demand Notes — 3.6%
	New York — 3.6%
5,600	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	5,600
600	Metropolitan Transportation Authority, Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/01/10	600
	New York City,
2,000	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.120%, 03/01/10	2,000
600	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	600
1,800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	1,800
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.140%, 03/01/10	830
3,100	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.150%, 03/01/10	3,100
1,200	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.130%, 03/01/10	1,200
3,800	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/10	3,800
2,950	Subseries L-5, GO, VRDO, 0.120%, 03/01/10	2,950
1,500	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,500
	New York City Municipal Water Finance Authority,
1,500	Series F, Subseries F-2, Rev., VRDO, 0.150%, 03/01/10	1,500
2,600	Subseries B-3, Rev., VRDO, 0.140%, 03/01/10	2,600
2,400	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series CC-1, Rev., VRDO, 0.140%, 03/01/10	2,400
400	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.150%, 03/01/10	400
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.140%, 03/01/10	900
14,950	Series C, Rev., VRDO, 0.120%, 03/01/10	14,950
210	Subseries C-4, Rev., VRDO, 0.150%, 03/01/10	210
3,400	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.120%, 03/01/10	3,400
	New York City, Fiscal 2008,
1,090	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	1,090
650	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.190%, 03/01/10	650
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	685
	Trust for Cultural Resources, Lincoln Center,
800	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/10	800
250	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	250
	Total Daily Demand Notes (Cost $53,815)	53,815
Municipal Bonds — 15.4%
	New York — 15.4%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10 (m)	8,890
10,000	Amsterdam Enlarged City School District, GO, BAN, 2.000%, 06/25/10	10,018
6,960	Belfast Central School District, GO, BAN, 2.500%, 05/18/10	6,969
	Board of Cooperative Educational Services for the Sole Supervisory District,
10,500	Rev., RAN, 1.750%, 06/17/10	10,509
6,200	Rev., RAN, 2.000%, 06/18/10	6,214
6,900	Board of Cooperative Educational Services of Second Supervisory District Westchester, Rev., RAN, 2.000%, 06/30/10	6,908
9,715	Cheektowaga-Maryvale Union Free School District, GO, BAN, 1.750%, 12/22/10	9,793
29,337	City of Albany, GO, BAN, 1.250%, 07/09/10	29,408
12,453	City of Auburn, GO, BAN, 1.500%, 06/04/10	12,462
11,117	City of Geneva, GO, BAN, 2.000%, 05/20/10	11,132
13,705	City of Schenectady, GO, BAN, 1.750%, 05/21/10	13,722
1,632	City of Syracuse, Series A, GO, BAN, 1.750%, 06/18/10	1,634
6,390	Cohoes City School District, GO, BAN, 1.500%, 06/24/10	6,406
5,730	East Rochester Union Free School District, GO, BAN, 2.500%, 04/02/10	5,733

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
4,369	East Syracuse-Minoa Central School District, GO, BAN, 1.750%, 05/21/10	4,374
	Elmira City School District,
10,000	GO, BAN, 1.500%, 02/17/11	10,072
7,918	GO, BAN, 1.750%, 10/20/10	7,948
7,880	Series D, GO, BAN, 2.000%, 03/18/10	7,881
2,700	Harrisville Central School District, GO, BAN, 1.500%, 06/29/10	2,707
7,830	Hoosick Falls Central School District, GO, BAN, 2.000%, 04/02/10	7,832
9,040	Johnson City Central School District, GO, BAN, 2.000%, 04/22/10	9,046
6,500	Little Falls City School District, GO, BAN, 2.000%, 04/21/10	6,503
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10	3,398
5,622	Sherman Central School District, GO, BAN, 1.625%, 04/01/10	5,626
9,000	South Jefferson Central School District, GO, BAN, 1.750%, 07/02/10	9,010
1,850	Tully Central School District, GO, BAN, 2.500%, 05/07/10	1,853
4,500	Village of East Aurora, GO, BAN, 2.000%, 04/01/10	4,501
5,860	Village of Solvay, GO, BAN, 1.500%, 02/10/11	5,883
5,210	Westmoreland Central School District, GO, BAN, 1.500%, 04/01/10	5,211
	Total Municipal Bonds (Cost $231,643)	231,643
Weekly Demand Notes — 80.7%
	New York — 80.7%
7,720	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.280%, 03/01/10 (m)	7,720
7,455	Albany Industrial Development Agency, Albany College of Pharmacy, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.180%, 03/01/10	7,455
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10	4,750
15,775	Dutchess County IDA, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/01/10	15,775
9,685	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Class N, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	9,685
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	225
2,440	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	2,440
	Eclipse Funding Trust, Solar Eclipse, New York,
8,160	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	8,160
15,160	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.170%, 03/01/10	15,160
1,845	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/01/10	1,845
	Long Island Power Authority, Electric Systems,
7,125	Series J, Rev., VRDO, AGM, 0.220%, 03/01/10	7,125
1,000	Series L, Rev., VRDO, AGM, 0.220%, 03/03/10	1,000
30,000	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.210%, 03/04/10	30,000
	Metropolitan Transportation Authority,
15,300	Series A, Rev., VRDO, AGM, 0.210%, 03/01/10	15,300
25,000	Series B, Rev., VRDO, AGM, 0.230%, 03/01/10	25,000
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR MBIA, 0.200%, 03/04/10 (e)	11,385
1,595	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.210%, 03/01/10	1,595
22,700	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	22,700
2,200	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.250%, 03/01/10	2,200
6,150	Nassau County Interim Finance Authority, Sales Tax Secured, Series E, Rev., VRDO, LIQ: BNP Paribas, 0.140%, 03/03/10	6,150
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	2,000
27,765	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/01/10	27,765
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,000	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.150%, 03/03/10	2,000
1,300	Series H, Subseries H-6, GO, VRDO, NATL-RE, 0.230%, 03/03/10	1,300
8,700	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	8,700
10,800	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	10,800
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/01/10	6,800
6,900	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.180%, 03/01/10	6,900
6,150	Subseries A-6, GO, VRDO, LOC: Helaba, 0.190%, 03/03/10	6,150
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	3,550
15,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/03/10	15,200
4,250	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/03/10	4,250
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.220%, 03/01/10	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	4,000
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.160%, 03/03/10	11,530
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	3,145
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.170%, 03/03/10	17,915
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	2,125
10,100	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	10,100
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 03/01/10	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,400
13,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	13,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/01/10	15,000
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.160%, 03/01/10	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	2,970
5,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	5,000
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/01/10	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/01/10	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	7,840
2,200	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	2,200
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.250%, 03/03/10	300

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.150%, 03/03/10	4,470
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 03/04/10	9,000
17,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.170%, 03/04/10	17,600
4,400	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.200%, 03/04/10	4,400
	New York City Transitional Finance Authority,
9,900	Series ROCS-RR-II-R-11420, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	9,900
22,135	Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.180%, 03/01/10	22,135
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.170%, 03/03/10	8,470
1,100	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	1,100
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.160%, 03/03/10	600
19,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 0.220%, 03/01/10	19,175
	New York City, Fiscal 2008,
17,550	Subseries D-3, GO, VRDO, 0.160%, 03/01/10	17,550
11,825	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/10	11,825
6,530	Subseries J-10, GO, VRDO, 0.160%, 03/01/10	6,530
14,150	Subseries J-11, GO, VRDO, 0.190%, 03/01/10	14,150
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	7,914
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	19,080
7,750	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.250%, 03/04/10 (e)	7,750
	New York State Dormitory Authority,
10,000	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,000
13,020	Series ROCS-RR-II-R-4122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.220%, 03/04/10 (e)	13,020
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR AGC, LIQ: Citibank N.A., 0.210%, 03/04/10	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.240%, 03/04/10 (e)	6,175
15,680	New York State Dormitory Authority, Eagle, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	15,680
	New York State Dormitory Authority, Mental Health Services,
11,900	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	11,900
12,000	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	12,000
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.210%, 03/03/10	5,805
18,315	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 03/01/10	18,315
2,500	New York State Dormitory Authority, Northern Westchester Association, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 03/01/10	2,500
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.170%, 03/01/10	7,000
3,445	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.170%, 03/01/10	3,445
21,320	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.180%, 03/03/10	21,320
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	2,000
6,100	Series E, Rev., VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	6,100
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	16,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	700
9,750	New York State Housing Finance Agency, 101 West End, Rev., VRDO,
	FNMA, LIQ: FNMA, 0.180%, 03/01/10	9,750
5,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	5,000
4,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	4,500
10,000	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	10,000
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.190%, 03/01/10	2,000
8,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	8,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 03/01/10	9,400
6,100	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	6,100
	New York State Housing Finance Agency, 360 West 43rd Street,
6,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	6,050
5,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	5,000
20,600	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/10	20,600
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	2,700
12,000	New York State Housing Finance Agency, Avalon Bowery Place II, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	12,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	4,400
3,750	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,750
4,085	New York State Housing Finance Agency, Clarkston, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/01/10	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	1,150
10,000	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	10,000
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 03/01/10	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/03/10	3,300
4,970	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	4,970
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.220%, 03/01/10	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/03/10	3,400
12,585	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	12,585

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
20,600	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	20,600
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	6,700
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	5,700
	New York State Housing Finance Agency, Worth Street,
4,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	4,100
1,600	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	1,600
	New York State Local Government Services Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/03/10	950
14,000	Series D, Rev., VRDO, LOC: Societe Generale, 0.160%, 03/03/10	14,000
10,150	Series F, Rev., VRDO, LOC: Societe Generale, 0.180%, 03/03/10	10,150
8,100	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/03/10	8,100
120	New York State Local Government Services Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.200%, 03/01/10	120
	New York State Urban Development Corp., Various State Facilities,
26,165	Rev., VRDO, 0.230%, 03/01/10	26,165
2,595	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.200%, 03/01/10	2,595
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.300%, 03/01/10	6,820
1,265	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.200%, 03/01/10	1,265
3,820	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/01/10	3,820
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.250%, 03/04/10 (e)	9,665
5,000	Puttable Floating Option Tax-Exempt Receipts, Series 4645, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.200%, 03/01/10 (e)	5,000
3,395	Rockland County Industrial Development Agency, Jawonio Inc. Project, Rev., VRDO, TD Banknorth N.A., 0.200%, 03/01/10	3,395
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/10	5,000
5,315	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.170%, 03/01/10	5,315
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 0.210%, 03/01/10	155
9,995	Series ROCS-II-R-194, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	9,995
13,710	Subseries B-3, Rev., VRDO, 0.250%, 03/01/10	13,710
2,675	Subseries B-4, Rev., VRDO, 0.220%, 03/01/10	2,675
20,100	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	20,100
800	Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	800
3,800	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/04/10	3,800
500	Westchester County IDA, Banksville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.170%, 03/04/10	500
4,020	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.170%, 03/04/10	4,020
	Total Weekly Demand Notes (Cost $1,215,399)	1,215,399
	Total Investments — 100.5% (Cost $1,513,947) *	1,513,947
	Liabilities in Excess of Other Assets — (0.5)%	(7,374)
	NET ASSETS — 100.0%	$1,506,573

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 10.2%
	Ohio — 10.2%
600	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10 (m)	600
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
2,860	Series A, Rev., VRDO, 0.130%, 03/01/10	2,860
1,250	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	1,250
200	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	200
400	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	400
	State of Ohio, Solid Waste, BP Products North America,
1,900	Rev., VRDO, 0.130%, 03/01/10	1,900
	Total Daily Demand Notes (Cost $7,210)	7,210
Municipal Bonds — 13.2%
	Ohio — 13.2%
1,830	Cedar Cliff Local School District, School Improvement, GO, BAN, 1.750%, 09/09/10 (w)	1,840
1,000	City of Akron, Various Purpose, GO, BAN, 1.250%, 12/09/10 (m)	1,004
1,200	City of Perrysburg, Liberty Improvement, GO, BAN, 1.250%, 11/04/10	1,202
2,570	City of Perrysburg, Various Purpose, GO, BAN, 1.250%, 11/04/10	2,574
2,685	Wells Fargo State Trust, Series 79-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 05/13/10 (e)	2,685
	Total Municipal Bonds (Cost $9,305)	9,305
Weekly Demand Notes — 79.1%
	Ohio — 79.1%
3,885	Austin Trust Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	3,885
1,980	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/01/10	1,980
1,400	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,400
1,090	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,090
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
1,210	Series 289, GO, VRDO, AGM, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	1,210
120	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	120
2,890	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.200%, 03/04/10	2,890
2,150	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.240%, 03/04/10	2,150
3,550	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/04/10	3,550
2,225	Montgomery County, Kettering Health, Series A, Rev., VRDO, AGM, 0.200%, 03/01/10	2,225
400	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.230%, 03/01/10	400
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.390%, 03/01/10	455
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.210%, 03/03/10	3,800
1,315	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.250%, 03/03/10	1,315
	Ohio Housing Finance Agency, Residential Mortgage Backed,
300	Series B, Rev., VRDO, AMT, 0.180%, 03/01/10	300
490	Series B2, Rev., VRDO, AMT, LIQ: KBC Bank N.V., 0.190%, 03/01/10 (m)	490
350	Series C, Rev., VRDO, AMT, GNMA COLL, 0.210%, 03/01/10	350
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.200%, 03/01/10	1,000
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
2,875	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	2,875
350	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.210%, 03/01/10	350

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
400	Ohio State University, Series B, Rev., VRDO, 0.150%, 03/03/10 (m)	400
2,495	Ohio State Water Development Authority, Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 0.250%, 03/04/10	2,495
1,950	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.250%, 03/03/10	1,950
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
2,540	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	2,540
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.180%, 03/03/10	2,000
3,550	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/01/10	3,550
980	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	980
2,000	State of Ohio, Common Schools, Series C, GO, VRDO, 0.180%, 03/01/10	2,000
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, AGC, LOC: Royal Bank of Scotland, 0.340%, 03/04/10	4,000
40	Wells Fargo State Trust, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	40
2,673	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.310%, 03/01/10	2,673
	Total Weekly Demand Notes (Cost $55,618)	55,618
	Total Investments — 102.5% (Cost $72,133) *	72,133
	Liabilities in Excess of Other Assets — (2.5)%	(1,785)
	NET ASSETS — 100.0%	$70,348

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

BNY—	Bank of New York

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corp.

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

GO—	General Obligation

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2010.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,294,863	$273,398	$1,513,947	$72,133
Cash	39	19	42	49
Receivables:
Interest	846	189	3,168	46
Total Assets	1,295,748	273,606	1,517,157	72,228

LIABILITIES:
Payables:
Investment securities purchased	—	—	10,001	1,840
Accrued liabilities:
Investment advisory fees	81	17	93	3
Administration fees	66	14	77	3
Shareholder servicing fees	52	11	242	—	(a)
Custodian and accounting fees	12	6	25	6
Trustees’ and Chief Compliance Officer’s fees	6	1	37	—	(a)
Other	76	30	109	28
Total Liabilities	293	79	10,584	1,880
Net Assets	$1,295,455	$273,527	$1,506,573	$70,348

NET ASSETS:
Paid in capital	$1,294,711	$273,442	$1,505,130	$70,294
Accumulated undistributed (distributions in excess of) net investment income	486	85	1,396	54
Accumulated net realized gains (losses)	258	—	47	—
Total Net Assets	$1,295,455	$273,527	$1,506,573	$70,348

Net Assets:
E*Trade	$702,599	$—	$293,356	$—
Morgan	432,378	14,569	744,054	23,532
Premier	—	38,165	—	3,589
Reserve	—	220,793	364,918	23,851
Service	160,478	—	104,245	19,376
Total	$1,295,455	$273,527	$1,506,573	$70,348

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	702,036	—	293,171	—
Morgan	432,233	14,549	742,988	23,487
Premier	—	38,112	—	3,592
Reserve	—	220,792	364,807	23,795
Service	160,454	—	104,242	19,396
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,294,863	$273,398	$1,513,947	$72,133

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$5,311		$730		$10,634		$501

EXPENSES:
Investment advisory fees	987		140		1,416		66
Administration fees	780		111		1,116		52
Distribution fees:
E*Trade	4,139		—		1,679		—
Morgan	484		20		1,037		33
Reserve	—		250		1,038		99
Service (a)	363		—		232		44
Shareholder servicing fees:
E*Trade	2,070		—		840		—
Morgan	1,693		72		3,628		115
Premier	—		164		—		8
Reserve	—		301		1,245		119
Service (a)	181		—		116		22
Custodian and accounting fees	69		23		82		22
Interest expense to affiliates	—	(b)	—	(b)	—	(b)	—	(b)
Professional fees	52		53		51		51
Trustees’ and Chief Compliance Officer’s fees	12		3		14		—	(b)
Printing and mailing costs	80		3		93		3
Registration and filing fees	7		24		27		19
Transfer agent fees	48		20		131		14
Insurance expense (See Note 7)	247		29		476		25
Other	31		12		21		11
Total expenses	11,243		1,225		13,242		703
Less amounts waived	(6,113)		(566)		(3,390)		(245)
Less earnings credits	—	(b)	—	(b)	—	(b)	—	(b)
Less expense reimbursements	—		(2)		—		(1)
Net expenses	5,130		657		9,852		457
Net investment income (loss)	181		73		782		44

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	257		24		47		1
Change in net assets resulting from operations	$438		$97		$829		$45

(a)	Commencement of offering class of shares effective July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$181	$10,509	$73	$2,068
Net realized gain (loss)	257	94	24	32
Change in net assets resulting from operations	438	10,603	97	2,100

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(69)	(6,851)	—	—
Morgan
From net investment income	(112)	(3,658)	(10)	(610)
Premier
From net investment income	—	—	(59)	(1,136)
Reserve
From net investment income	—	—	(4)	(322)
Total distributions to shareholders	(181)	(10,509)	(73)	(2,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	270,527	28,927	165,938	(24,772)

NET ASSETS:
Change in net assets	270,784	29,021	165,962	(24,740)
Beginning of period	1,024,671	995,650	107,565	132,305
End of period	$1,295,455	$1,024,671	$273,527	$107,565
Accumulated undistributed (distributions in excess of) net investment income	$486	$392	$85	$61

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$782	$25,172	$44	$1,506
Net realized gain (loss)	47	159	1	84
Change in net assets resulting from operations	829	25,331	45	1,590

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(28)	(2,652)	—	—
Morgan
From net investment income	(652)	(17,029)	(28)	(589)
From net realized gains	—	—	(28)	—
Premier
From net investment income	—	—	(2)	(38)
From net realized gains	—	—	(5)	—
Reserve
From net investment income	(102)	(5,483)	(14)	(879)
From net realized gains	—	—	(32)	—
Service
From net realized gains	—	—	(21)	—
Total distributions to shareholders	(782)	(25,164)	(130)	(1,506)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(535,926)	96,615	(33,154)	22,484

NET ASSETS:
Change in net assets	(535,879)	96,782	(33,239)	22,568
Beginning of period	2,042,452	1,945,670	103,587	81,019
End of period	$1,506,573	$2,042,452	$70,348	$103,587
Accumulated undistributed (distributions in excess of) net investment income	$1,396	$1,237	$54	$54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$429,721	$365,804	$—	$—
Dividends and distributions reinvested	69	6,851	—	—
Cost of shares redeemed	(345,570)	(567,127)	—	—
Change in net assets from E*Trade capital transactions	$84,220	$(194,472)	$—	$—
Morgan
Proceeds from shares issued	$2,343,733	$1,466,486	$37,515	$103,306
Dividends and distributions reinvested	85	2,419	8	563
Cost of shares redeemed	(2,317,965)	(1,245,506)	(49,466)	(115,044)
Change in net assets from Morgan capital transactions	$25,853	$223,399	$(11,943)	$(11,175)
Premier
Proceeds from shares issued	$—	$—	$38,298	$85,501
Dividends and distributions reinvested	—	—	53	1,055
Cost of shares redeemed	—	—	(58,208)	(100,323)
Change in net assets from Premier capital transactions	$—	$—	$(19,857)	$(13,767)
Reserve
Proceeds from shares issued	$—	$—	$356,735	$119,170
Dividends and distributions reinvested	—	—	4	322
Cost of shares redeemed	—	—	(159,001)	(119,322)
Change in net assets from Reserve capital transactions	$—	$—	$197,738	$170
Service (a)
Proceeds from shares issued	$689,597	$—	$—	$—
Cost of shares redeemed	(529,143)	—	—	—
Change in net assets from Service capital transactions	$160,454	$—	$—	$—

Total change in net assets from capital transactions	$270,527	$28,927	$165,938	$(24,772)
SHARE TRANSACTIONS:
E*Trade
Issued	429,721	365,804	—	—
Reinvested	69	6,851	—	—
Redeemed	(345,570)	(567,127)	—	—
Change in E*Trade Shares	84,220	(194,472)	—	—
Morgan
Issued	2,343,733	1,466,486	37,515	103,306
Reinvested	85	2,419	8	563
Redeemed	(2,317,965)	(1,245,506)	(49,466)	(115,044)
Change in Morgan Shares	25,853	223,399	(11,943)	(11,175)
Premier
Issued	—	—	38,298	85,501
Reinvested	—	—	53	1,055
Redeemed	—	—	(58,208)	(100,323)
Change in Premier Shares	—	—	(19,857)	(13,767)
Reserve
Issued	—	—	356,735	119,170
Reinvested	—	—	4	322
Redeemed	—	—	(159,001)	(119,322)
Change in Reserve Shares	—	—	197,738	170
Service (a)
Issued	689,597	—	—	—
Redeemed	(529,143)	—	—	—
Change in Service Shares	160,454	—	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$188,417	$194,164	$—	$—
Dividends and distributions reinvested	28	2,652	—	—
Cost of shares redeemed	(146,970)	(265,894)	—	—
Change in net assets from E*Trade capital transactions	$41,475	$(69,078)	$—	$—
Morgan
Proceeds from shares issued	$1,516,863	$4,984,441	$38,623	$106,319
Dividends and distributions reinvested	540	15,352	50	558
Cost of shares redeemed	(2,056,532)	(4,930,893)	(59,363)	(88,304)
Change in net assets from Morgan capital transactions	$(539,129)	$68,900	$(20,690)	$18,573
Premier
Proceeds from shares issued	$—	$—	$9,762	$77,991
Dividends and distributions reinvested	—	—	2	14
Cost of shares redeemed	—	—	(6,975)	(77,830)
Change in net assets from Premier capital transactions	$—	$—	$2,789	$175
Reserve
Proceeds from shares issued	$68,261,279	$93,718,939	$68,164	$175,713
Dividends and distributions reinvested	30	1,146	46	879
Cost of shares redeemed	(68,403,827)	(93,623,292)	(102,860)	(172,856)
Change in net assets from Reserve capital transactions	$(142,518)	$96,793	$(34,650)	$3,736
Service (a)
Proceeds from shares issued	$882,841	$—	$101,500	$—
Dividends and distributions reinvested	—	—	21	—
Cost of shares redeemed	(778,595)	—	(82,124)	—
Change in net assets from Service capital transactions	$104,246	$—	$19,397	$—

Total change in net assets from capital transactions	$(535,926)	$96,615	$(33,154)	$22,484
SHARE TRANSACTIONS:
E*Trade
Issued	188,398	194,142	—	—
Reinvested	28	2,652	—	—
Redeemed	(146,970)	(265,894)	—	—
Change in E*Trade Shares	41,456	(69,100)	—	—
Morgan
Issued	1,516,864	4,984,353	38,604	106,314
Reinvested	540	15,352	50	558
Redeemed	(2,056,486)	(4,930,893)	(59,353)	(88,297)
Change in Morgan Shares	(539,082)	68,812	(20,699)	18,575
Premier
Issued	—	—	9,759	77,991
Reinvested	—	—	2	14
Redeemed	—	—	(6,974)	(77,825)
Change in Premier Shares	—	—	2,787	180
Reserve
Issued	68,261,255	93,718,940	68,149	175,703
Reinvested	30	1,146	46	879
Redeemed	(68,403,827)	(93,623,183)	(102,835)	(172,853)
Change in Reserve Shares	(142,542)	96,903	(34,640)	3,729
Service (a)
Issued	882,838	—	101,495	—
Reinvested	—	—	21	—
Redeemed	(778,596)	—	(82,120)	—
Change in Service Shares	104,242	—	19,396	—

(a)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
E*Trade
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(f) through February 28, 2006(g)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(g)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)

Service
July 1, 2009(f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%	$702,599	0.43	%(e)	0.01%		1.09%
1.00	0.89	618,240	0.96	(e)	0.92		1.09
1.00	2.50	812,635	1.00		2.49		1.09
1.00	2.53	948,839	1.00		2.53		1.09
1.00	0.25	70,216	1.00		2.10		1.24

1.00	0.03	432,378	0.42	(e)	0.02		0.64
1.00	1.28	406,431	0.57	(e)	1.16		0.65
1.00	2.96	183,015	0.55		2.83		0.64
1.00	2.99	91,046	0.55		2.96		0.65
1.00	1.16	45,020	0.55		2.28		0.68
1.00	1.47	217,166	0.55		1.49		0.70

1.00	0.00	160,478	0.26		0.00	(h)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

Reserve(j)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective February 19, 2005, Class A was renamed Reserve.

(k)	Amount rounds to less than 0.01%.

(l)	Includes insurance expense of 0.02% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.04%		$14,569	0.51	%(e)	0.05%		0.73%
1.00	1.44		26,507	0.60	(f)	1.48		0.71
1.00	3.00	(g)	37,673	0.59		3.00		0.71
1.00	3.02		60,944	0.59		3.00		0.67
1.00	1.47		31,580	0.59		2.27		0.69
1.00	0.64		7,803	0.59		1.81		0.70

1.00	0.10		38,165	0.42	(e)	0.11		0.57
1.00	1.58		58,008	0.47	(l)	1.61		0.56
1.00	3.14	(g)	71,758	0.45		3.17		0.55
1.00	3.17		177,698	0.45		3.13		0.52
1.00	1.57		135,695	0.45		2.34		0.54
1.00	1.32		141,695	0.47		1.37		0.56

1.00	0.02		220,793	0.32	(f)	0.00	(k)	0.76
1.00	1.33		23,050	0.72	(l)	1.26		0.81
1.00	2.88	(g)	22,874	0.70		2.84		0.81
1.00	2.91		28,903	0.70		2.89		0.78
1.00	1.40		19,135	0.70		2.06		0.79
1.00	1.14		41,308	0.72		1.10		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
E*Trade
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)

Reserve(i)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)

Service
July 1, 2009(g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes insurance expense of 0.03% (See Note 7).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Effective February 19, 2005, Class A was renamed Reserve.

(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%	$293,356	0.57	%(e)	0.01%		1.09%
1.00	0.86	251,873	0.98	(e)	0.89		1.08
1.00	2.50	320,928	1.00		2.52		1.08
1.00	2.55	429,685	1.00		2.56		1.10
1.00	0.24	82,319	1.00		2.08		1.11

1.00	0.05	744,054	0.55	(f)	0.06		0.65
1.00	1.23	1,283,154	0.61	(e)	1.21		0.64
1.00	2.93	1,214,148	0.59		2.89		0.63
1.00	2.97	1,204,017	0.59		2.93		0.65
1.00	1.14	1,097,957	0.59		2.27		0.64
1.00	1.42	1,485,743	0.59		1.40		0.67

1.00	0.02	364,918	0.58	(f)	0.02		0.74
1.00	1.12	507,425	0.72	(e)	1.10		0.74
1.00	2.81	410,594	0.70		2.79		0.73
1.00	2.86	194,629	0.70		2.82		0.75
1.00	1.09	178,032	0.70		2.19		0.75
1.00	1.27	157,544	0.74		1.26		0.81

1.00	0.00	104,245	0.44		0.00	(j)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Reserve(l)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
July 1, 2009(j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

(k)	Includes insurance expense of 0.01% (See Note 7).

(l)	Effective February 19, 2005, Class A was renamed Reserve.

(m)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.19%		$23,532	0.55	%(e)	0.09%		0.77%
1.00	1.39		44,250	0.61	(f)	1.35		0.71
1.00	2.98	(h)	25,619	0.59		2.94		0.74
1.00	2.99		33,418	0.59		2.95		0.70
1.00	1.46		26,537	0.59		2.34		0.72
1.00	0.63		1,891	0.59		1.80		0.72

1.00	0.27		3,589	0.40	(k)	0.08		0.62
1.00	1.53		805	0.47	(f)	1.30		0.56
1.00	3.12	(h)	626	0.45		3.28		0.57
1.00	3.14		32,989	0.45		3.09		0.55
1.00	1.55		38,765	0.45		2.32		0.57
1.00	1.40		44,469	0.46		1.36		0.52

1.00	0.14		23,851	0.61	(e)	0.03		0.87
1.00	1.28		58,532	0.72	(f)	1.27		0.81
1.00	2.86	(h)	54,774	0.70		2.82		0.85
1.00	2.88		69,853	0.70		2.84		0.80
1.00	1.38		79,281	0.70		2.09		0.82
1.00	1.14		82,741	0.71		1.17		0.77

1.00	0.11		19,376	0.34		0.00	(m)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Service Share Class commenced operations on July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund #
Total Investments in Securities	$—	$1,294,863	$—	$1,294,863

Michigan Municipal Money Market Fund #
Total Investments in Securities	$—	$273,398	$—	$273,398

New York Municipal Money Market Fund #
Total Investments in Securities	$—	$1,513,947	$—	$1,513,947

Ohio Municipal Money Market Fund #
Total Investments in Securities	$—	$72,133	$—	$72,133

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$—	$94	$(94)
Michigan Municipal Money Market Fund	—	24	(24)
New York Municipal Money Market Fund	—	159	(159)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services are paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund, assuming all rights and responsibilities of JPMIA with respect to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.06% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E* Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E* Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E* Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

Prior to July 1, 2009, the contractual expense limitation for California Municipal Money Market Fund was 0.55% for Morgan Shares.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Advisory	Shareholder Servicing	Total	Contractual Reimbursements
California Municipal Money Market Fund	$—	$670	$670	$—
Michigan Municipal Money Market Fund	—	124	124	2
New York Municipal Money Market Fund	—	539	539	—
Ohio Municipal Money Market Fund	4	116	120	1

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$1,124	$4,319	$5,443
Michigan Municipal Money Market Fund	199	243	442
New York Municipal Money Market Fund	275	2,576	2,851
Ohio Municipal Money Market Fund	32	93	125

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended February 28, 2010, the Funds did not invest in any money market funds.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$89	$5	$87	$181
Michigan Municipal Money Market Fund	24	—	49	73
New York Municipal Money Market Fund	158	19	605	782
Ohio Municipal Money Market Fund	86	—	44	130

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$10,509	$10,509
Michigan Municipal Money Market Fund	31	1	2,036	2,068
New York Municipal Money Market Fund	78	—	25,086	25,164
Ohio Municipal Money Market Fund	—	—	1,506	1,506

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax-Exempt Income
California Municipal Money Market Fund	$257	$—	$501
Michigan Municipal Money Market Fund	—	—	89
New York Municipal Money Market Fund	55	2	1,468
Ohio Municipal Money Market Fund	—	—	58

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation and post-October loss deferrals (New York Municipal Money Market Fund and Ohio Municipal Money Market Fund).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the following Funds deferred to March 1, 2010 post-October capital losses of (amounts in thousands):

New York Municipal Money Market Fund	$9
Ohio Municipal Money Market Fund	1

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the California Municipal Money Market Fund’s investment advisor have investment discretion with respect to its clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s outstanding shares.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

In addition, California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each of these Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares were not covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration dates of April 30, 2009 and September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees associated with the Program are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds without regard to any expense limitation in effect for the Funds. All shareholders of each Fund bore this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund,
JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 27, 2010

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.00	$1.39	0.28%
Hypothetical	1,000.00	1,023.41	1.40	0.28
Morgan
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Service
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Premier
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Reserve
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.00	$2.18	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Morgan
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Reserve
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Service
Actual	1,000.00	1,000.00	2.20	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,001.20	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Premier
Actual	1,000.00	1,001.30	1.84	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Reserve
Actual	1,000.00	1,001.10	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Service
Actual	1,000.00	1,001.10	1.73	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Tax Letter
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	98.46
Ohio Municipal Money Market Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010 (amounts in thousands):

Long-Term Capital Gain Distribution
California Municipal Money Market Fund	$5
New York Municipal Money Market Fund	19

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   51

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-MMKTST-210

Annual Report

J.P. Morgan Money Market Funds

February 28, 2010

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	135
Trustees	136
Officers	138
Schedule of Shareholder Expenses	139
Tax Letter	144
Privacy Policy	145

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Securities and Exchange Commission (“SEC”) adopts new money market fund rules

In February 2010, the SEC released new rules to strengthen regulatory requirements for money market funds (“Funds”). These rules provide additional measures to enhance the liquidity, credit quality and operational aspects of these Funds.

As we’ve communicated to you, J.P. Morgan Asset Management has been a strong proponent of this reform and currently employs many of the risk management techniques outlined in the new rules. We have worked closely with industry groups and regulators to provide our insights into money market reform and will continue those efforts as the industry considers other potential measures to further enhance money market funds.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$152.6 Billion
Average Maturityˆ	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	14.2%
2–7 days	4.0
8–30 days	22.5
31–60 days	26.3
61–90 days	18.7
91–180 days	13.2
181+ days	1.1

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.01
Capital Shares	0.09
Cash Management Shares	0.01
Direct Shares	0.01
Institutional Class Shares	0.06
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.17)%, (0.17)%, (0.03)%, 0.07%, 0.01%, 0.01%, 0.02%, 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$12.1 Billion
Average Maturityˆ	57 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	12.4%
2–7 days	4.6
8–30 days	16.2
31–60 days	27.2
61–90 days	23.0
91–180 days	15.4
181+ days	1.2

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.03
Capital Shares	0.11
E*Trade	0.05
Institutional Class Shares	0.08
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.02)%, 0.08%, (0.01)%, 0.03%, 0.01%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$78.0 Billion
Average Maturityˆ	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	39.4%
2–7 days	2.2
8–30 days	10.1
31–60 days	11.6
61–90 days	10.0
91–180 days	25.1
181+ days	1.6

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.02
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, 0.00%, 0.00%, (0.04)%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$15.1 Billion
Average Maturityˆ	43 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	55.6%
2–7 days	0.0
8–30 days	0.7
31–60 days	20.6
61–90 days	2.9
91–180 days	15.1
181+ days	5.1

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.04)%, 0.00%, (0.04)%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2010	$11.7 Billion
Average Maturityˆ	49 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	14.4%
2–7 days	12.8
8–30 days	30.8
31–60 days	6.6
61–90 days	14.6
91–180 days	18.1
181+ days	2.7

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Institutional Class Shares	0.01
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.04)%, (0.02)%, (0.01)% and (0.01)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$16.2 Billion
Average Maturityˆ	36 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	17.1
8–30 days	51.9
31–60 days	10.0
61–90 days	13.9
91–180 days	5.4
181+ days	1.7

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, (0.02)%, (0.04)%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2010	$23.0 Billion
Average Maturityˆ	25 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	14.3%
2–7 days	70.5
8–30 days	0.2
31–60 days	2.6
61–90 days	0.6
91–180 days	7.4
181+ days	4.4

7-DAY SEC YIELD (1)

Agency Shares	0.01%
Direct Shares	0.00
Institutional Class Shares	0.06
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
***	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.03)%, 0.00%, 0.02%, (0.01)%, 0.00% and 0.00% for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$4.3 Billion
Average Maturityˆ	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE**

1 day	13.8%
2–7 days	68.0
8–30 days	2.3
31–60 days	3.4
61–90 days	2.4
91–180 days	4.8
181+ days	5.3

7-DAY SEC YIELD (1)

Agency Shares	0.09%
E*Trade	0.01
Institutional Class Shares	0.14
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.04%, (0.05)%, 0.09%, (0.02)%, (0.01)%, (0.01)% and (0.01)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 59.5%
280,000	Abbey National Treasury Services plc, 0.200%, 03/08/10	280,000
225,000	Australia & New Zealand Banking Group, 0.220%, 03/25/10	225,003
	Banco Bilbao Vizcaya Argentaria S.A.,
88,000	0.255%, 04/09/10	88,000
42,000	0.300%, 07/30/10	42,000
379,000	0.305%, 05/24/10	379,004
482,000	0.305%, 07/20/10	482,010
160,000	0.305%, 07/28/10	160,003
322,000	0.305%, 07/29/10	322,007
205,000	0.310%, 05/24/10	205,000
418,000	0.320%, 05/12/10	418,000
250,000	0.320%, 05/20/10	250,000
418,000	0.340%, 05/06/10	418,004
280,000	0.355%, 08/17/10	280,007
847,500	Bank of Montreal, 0.200%, 03/25/10	847,506
	Bank of Nova Scotia,
307,000	0.260%, 05/24/10	307,000
1,000,000	0.290%, 08/09/10	1,000,000
176,000	0.300%, 06/07/10	176,000
354,000	0.300%, 08/12/10	354,000
284,000	0.400%, 06/23/10	284,000
100,000	0.756%, 03/10/10	100,014
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
435,000	0.200%, 04/14/10	435,000
817,000	0.200%, 04/26/10	816,998
570,000	0.210%, 04/07/10	570,000
298,000	0.210%, 05/12/10	298,000
260,000	0.210%, 05/17/10	260,006
203,000	0.210%, 05/18/10	203,000
93,000	0.220%, 03/05/10	93,000
115,000	0.220%, 05/24/10	115,000
	Barclays Bank plc,
210,000	0.200%, 03/12/10	210,000
287,500	0.200%, 03/16/10	287,500
1,000,000	0.200%, 03/26/10	1,000,000
570,000	0.200%, 05/17/10	570,000
	Bayerische Hypo-und Vereinsbank AG,
612,000	0.300%, 04/07/10	612,000
1,135,000	0.320%, 04/07/10	1,135,000
	BNP Paribas,
559,000	0.200%, 04/28/10	559,000
300,000	0.210%, 04/13/10	300,002
567,000	0.220%, 04/07/10	567,000
800,000	0.230%, 04/08/10	800,008
900,000	0.230%, 04/12/10	900,011
805,000	0.280%, 06/01/10	805,000
458,000	0.300%, 07/15/10	458,000
198,000	0.303%, 08/31/10	198,002
459,000	0.310%, 08/11/10	459,000
861,000	0.320%, 09/02/10	861,000
	BPCE S.A.,
350,000	0.260%, 03/05/10	350,000
464,000	0.260%, 04/27/10	464,007
430,000	0.260%, 05/17/10	430,009
286,000	0.260%, 05/21/10	286,007
430,000	0.270%, 04/19/10	430,006
180,000	0.270%, 04/21/10	180,003
275,000	0.300%, 04/01/10	275,002
	Caisse des Depot et Consignation,
863,000	0.260%, 05/28/10	863,021
704,000	0.340%, 09/03/10	704,036
415,500	0.540%, 07/06/10	415,515
360,000	0.540%, 07/30/10	360,015
	Calyon N.A. Co.,
710,000	0.280%, 05/25/10	710,000
165,000	0.300%, 05/19/10	165,000
300,000	0.310%, 08/05/10	300,000
630,000	0.340%, 04/08/10	630,000
350,000	0.340%, 05/05/10	350,000
79,300	0.350%, 04/15/10	79,301
300,000	0.355%, 05/05/10	300,003
	Citibank N.A.,
450,000	0.180%, 03/08/10	450,000
250,000	0.180%, 03/22/10	250,000
500,000	0.210%, 03/02/10	500,000
	Commerzbank AG,
600,000	0.200%, 03/19/10	600,000
300,000	0.200%, 03/22/10	300,000
520,000	0.205%, 03/22/10	520,000
	Commonwealth Bank of Australia Ltd.,
100,000	0.300%, 03/31/10	100,000
277,500	0.330%, 06/29/10	277,511
	Credit Agricole S.A.,
568,000	0.200%, 03/10/10	568,000
95,000	0.300%, 03/24/10	95,000
1,000,000	0.330%, 03/23/10	1,000,000
142,000	0.330%, 03/24/10	142,000
	Credit Industriel et Commercial,
568,000	0.370%, 03/10/10	568,001
75,000	0.370%, 03/16/10	75,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
569,000	0.375%, 03/08/10	569,000
500,000	0.375%, 03/17/10	500,001
313,000	0.400%, 03/19/10	313,001
1,000,000	0.400%, 03/26/10	1,000,007
600,000	0.405%, 03/19/10	600,001
	Danske Bank,
458,000	0.200%, 03/12/10	458,001
150,000	0.200%, 03/18/10	150,000
340,000	0.200%, 03/29/10	340,001
200,000	0.210%, 03/31/10	200,000
294,000	0.210%, 04/09/10	294,002
465,000	0.210%, 04/16/10	465,000
545,000	0.210%, 04/23/10	545,000
572,000	0.210%, 04/29/10	572,000
1,135,000	Deutsche Bank AG, 0.300%, 08/11/10	1,135,000
	Dexia Credit Local,
912,000	0.300%, 03/24/10	912,000
560,600	0.315%, 03/03/10	560,601
489,000	0.540%, 07/28/10	489,020
	DnB NOR Bank ASA,
300,000	0.165%, 03/15/10	300,001
600,000	0.180%, 03/11/10	600,001
120,000	0.180%, 04/09/10	120,000
567,000	0.190%, 03/08/10	567,001
723,000	0.195%, 04/23/10	723,005
	DZ Bank AG,
500,000	0.170%, 03/26/10	500,000
51,000	0.180%, 03/22/10	51,000
247,500	0.180%, 03/25/10	247,500
200,000	0.180%, 04/23/10	200,000
289,000	0.180%, 04/29/10	289,000
	HSBC Bank plc,
295,000	0.300%, 05/12/10	295,000
559,000	0.300%, 08/02/10	559,000
285,000	0.300%, 08/16/10	285,000
568,000	0.330%, 08/25/10	568,014
440,000	0.390%, 08/24/10	440,000
440,000	0.820%, 08/06/10	440,019
	ING Bank N.V.,
1,143,000	0.235%, 05/18/10	1,143,000
696,000	0.250%, 03/15/10	696,000
918,000	0.250%, 05/11/10	918,000
	Intesa Sanpaolo IMI S.p.A.,
500,000	0.180%, 03/08/10	500,001
400,000	0.200%, 03/04/10	400,000
100,000	0.200%, 04/05/10	100,000
225,000	0.200%, 04/22/10	225,000
100,000	0.240%, 06/10/10	99,997
203,000	0.275%, 05/25/10	203,002
200,000	Jyske Bank, 08/23/10	199,457
237,000	KBC Bank N.V., 0.200%, 03/25/10	237,000
	Landesbank Hessen-Thueringen,
500,000	0.185%, 03/25/10	500,002
1,497,500	0.200%, 03/19/10	1,497,500
	Lloyds TSB Bank plc,
400,000	0.200%, 04/08/10	400,000
600,000	0.200%, 04/12/10	600,000
357,500	0.200%, 04/13/10	357,500
565,000	0.200%, 04/19/10	565,000
1,135,000	0.210%, 04/09/10	1,135,000
125,000	0.210%, 05/10/10	125,000
	Mitsubishi UFJ Trust & Banking Corp.,
100,000	0.210%, 04/09/10	100,000
100,000	0.210%, 04/14/10	100,000
177,500	0.210%, 04/15/10	177,500
100,000	0.210%, 04/19/10	100,000
95,900	0.210%, 04/22/10	95,900
117,000	0.210%, 04/27/10	117,000
150,000	0.220%, 05/12/10	150,000
	Mizuho Corporate Bank Ltd.,
300,000	0.200%, 04/07/10	300,000
308,700	0.200%, 04/12/10	308,700
200,000	0.200%, 04/13/10	200,000
200,000	0.200%, 04/14/10	200,000
153,000	0.200%, 04/19/10	153,000
230,500	0.200%, 04/26/10	230,500
235,000	0.200%, 05/10/10	235,000
334,000	0.200%, 05/17/10	334,000
500,000	0.210%, 03/15/10	500,000
250,000	0.210%, 05/17/10	250,000
500,000	0.220%, 03/04/10	500,000
220,000	0.220%, 03/09/10	220,000
446,300	0.220%, 05/28/10	446,300
	National Australia Bank Ltd.,
1,000,000	0.180%, 03/30/10	999,984
470,000	0.200%, 03/12/10	470,000
1,130,000	0.200%, 05/04/10	1,130,000
738,000	0.335%, 05/05/10	738,000
500,000	0.350%, 03/30/10	500,000
750,000	0.350%, 04/01/10	750,000
112,000	0.350%, 04/06/10	112,000
500,000	National Bank of Canada, 0.200%, 05/17/10	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Nederlandse Waterschapsbank N.V.,
125,000	0.190%, 04/14/10	125,000
485,000	0.400%, 08/16/10	485,068
	Nordea Bank Finland plc,
270,000	0.200%, 03/02/10	270,000
500,000	0.200%, 03/03/10	500,000
399,000	0.200%, 03/05/10	399,000
150,000	0.250%, 05/25/10	150,000
175,000	0.260%, 05/25/10	175,000
296,000	0.285%, 05/18/10	296,000
500,000	0.300%, 08/13/10	500,000
	Norinchukin Bank-New York,
250,000	0.250%, 03/23/10	250,000
258,000	0.250%, 03/25/10	258,000
97,000	0.250%, 04/14/10	97,000
300,000	0.250%, 04/15/10	300,000
286,000	0.250%, 04/19/10	286,000
326,800	0.260%, 04/23/10	326,800
284,000	0.260%, 04/27/10	284,000
	Rabobank Nederland N.V.,
200,000	0.190%, 03/02/10	200,000
200,000	0.190%, 04/14/10	200,000
150,000	0.200%, 04/06/10	150,000
844,000	0.205%, 04/30/10	844,007
628,000	0.225%, 04/20/10	628,004
224,100	0.290%, 05/19/10	224,100
885,000	0.305%, 05/12/10	885,000
279,000	0.340%, 03/15/10	279,000
50,153	0.340%, 03/17/10	50,156
985,000	0.350%, 03/24/10	985,000
590,000	0.360%, 03/01/10	590,000
500,000	0.360%, 03/24/10	500,002
	Royal Bank of Scotland plc,
1,720,000	0.220%, 04/20/10	1,720,003
455,000	0.220%, 04/30/10	455,000
500,000	0.225%, 04/12/10	500,000
586,000	1.100%, 05/10/10	586,000
	Societe Generale,
374,000	0.215%, 05/20/10	374,000
18,000	0.215%, 05/24/10	18,000
313,700	0.220%, 04/30/10	313,700
1,145,500	0.230%, 04/19/10	1,145,500
	Sumitomo Mitsui Banking Corp.,
100,000	0.200%, 04/12/10	100,000
250,000	0.200%, 04/14/10	250,000
100,000	0.210%, 06/02/10	100,000
100,000	0.220%, 05/12/10	100,000
258,000	0.220%, 05/26/10	258,000
178,700	0.280%, 05/24/10	178,700
231,000	0.295%, 05/20/10	231,000
140,050	0.300%, 08/02/10	140,050
296,000	0.300%, 08/12/10	296,000
160,000	0.310%, 05/13/10	160,000
172,178	0.310%, 05/17/10	172,178
177,000	0.310%, 05/18/10	177,000
174,900	0.320%, 05/12/10	174,900
292,000	0.335%, 04/29/10	292,000
155,000	0.340%, 04/26/10	155,000
182,000	0.340%, 04/27/10	182,000
140,000	0.350%, 04/01/10	140,000
300,000	0.350%, 04/09/10	300,000
100,000	Sumitomo Trust & Banking Co., Ltd., 0.210%, 04/16/10	100,000
	Svenska Handelsbanken, Inc.,
4,970	0.200%, 03/01/10	4,970
437,000	0.200%, 03/08/10	437,000
250,000	0.200%, 03/22/10	250,001
261,970	0.200%, 03/29/10	261,970
570,000	0.200%, 04/07/10	570,000
	UBS AG,
350,000	0.200%, 04/20/10	350,000
699,000	0.200%, 05/17/10	699,000
170,000	0.520%, 05/17/10	170,109
	UniCredito Italiano S.p.A.,
293,000	0.270%, 04/30/10	293,000
175,000	0.270%, 05/07/10	175,000
552,500	0.275%, 04/08/10	552,500
743,500	0.275%, 04/09/10	743,500
200,000	0.280%, 04/22/10	200,000
200,000	0.290%, 03/17/10	200,000
	Westpac Banking Corp.,
28,750	0.230%, 05/04/10	28,749
17,000	0.250%, 05/24/10	17,000
	Total Certificates of Deposit (Cost $90,783,008)	90,783,008
Commercial Paper — 25.5% (n)
500,000	Abbey National North America LLC, 0.310%, 03/26/10	499,892
	Amsterdam Funding Corp.,
73,100	0.180%, 03/09/10 (e)	73,097
50,000	0.200%, 05/17/10 (e)	49,979
39,000	0.200%, 04/19/10 (e)	38,989

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Antalis US Funding Corp.,
20,000	0.200%, 03/09/10 (e)	19,999
23,000	0.210%, 04/12/10 (e)	22,994
98,000	0.210%, 04/13/10 (e)	97,976
40,000	0.210%, 04/15/10 (e)	39,990
19,000	0.210%, 04/23/10 (e)	18,994
	ANZ National International Ltd.,
280,000	0.280%, 05/24/10 (e)	279,817
159,000	0.290%, 06/11/10 (e)	158,869
200,000	0.290%, 06/03/10 (e)	199,849
300,000	0.310%, 08/05/10 (e)	299,594
300,000	0.310%, 08/09/10 (e)	299,584
153,270	0.320%, 06/14/10 (e)	153,127
149,000	0.361%, 04/08/10 (e)	148,943
96,000	0.381%, 03/22/10 (e) (m)	95,979
75,000	0.391%, 03/10/10 (e) (m)	74,993
30,000	Arabella Finance LLC, 0.480%, 03/23/10 (e)	29,991
	ASB Finance Ltd.,
28,500	0.210%, 05/19/10 (e)	28,487
250,000	0.280%, 06/09/10 (e)	249,806
135,000	0.290%, 04/27/10 (e)	134,938
120,000	0.341%, 04/19/10 (e)	119,944
90,000	0.361%, 04/08/10 (e)	89,966
75,000	0.501%, 03/15/10 (e)	74,985
75,000	0.501%, 03/29/10 (e)	74,971
	Atlantis One Funding Corp.,
190,000	0.200%, 04/06/10 (e)	189,962
300,000	0.220%, 03/11/10 (e)	299,982
254,000	0.300%, 07/13/10 (e)	253,716
295,000	0.310%, 05/10/10 (e)	294,822
181,000	0.321%, 05/06/10 (e)	180,894
95,600	Australia & New Zealand Banking Group, 0.300%, 04/07/10 (e)	95,571
	Banco Bilbao Vizcaya Argentaria S.A.,
200,000	0.240%, 03/22/10 (e)	199,972
224,600	0.300%, 07/22/10 (e)	224,332
564,000	0.300%, 07/28/10 (e)	563,300
218,000	0.310%, 07/29/10 (e)	217,719
25,500	0.321%, 05/17/10 (e)	25,483
89,000	0.336%, 04/30/10 (e)	88,950
310,000	0.336%, 05/10/10 (e)	309,798
95,500	0.341%, 04/22/10 (e)	95,453
	Banque et Caisse d’Epargne de L’Etat,
75,000	0.200%, 03/11/10	74,996
100,000	0.200%, 04/23/10	99,970
200,000	0.210%, 03/25/10	199,972
	Barton Capital Corp.,
18,015	0.200%, 04/20/10 (e)	18,010
15,009	0.200%, 04/26/10 (e)	15,004
60,035	0.200%, 05/14/10 (e)	60,010
45,027	0.200%, 05/17/10 (e)	45,008
	Belmont Funding LLC,
50,000	0.400%, 03/22/10 (e)	49,988
40,000	0.400%, 03/29/10 (e)	39,988
	BNZ International Funding Ltd.,
150,000	0.310%, 06/08/10 (e)	149,872
150,000	0.341%, 03/31/10 (e)	149,957
148,000	0.341%, 04/23/10 (e)	147,926
45,100	0.351%, 03/11/10 (e)	45,096
75,000	0.351%, 03/26/10 (e)	74,982
	BPCE S.A.,
105,000	0.240%, 04/27/10 (e)	104,960
214,600	0.240%, 04/30/10 (e)	214,514
72,000	0.245%, 05/18/10 (e)	71,962
148,700	0.255%, 04/19/10 (e)	148,649
550,000	0.270%, 03/22/10 (e)	549,913
44,000	0.270%, 03/25/10 (e)	43,992
	CAFCO LLC,
100,000	0.200%, 03/09/10 (e)	99,996
64,000	0.200%, 03/18/10 (e)	63,994
25,000	0.200%, 04/12/10 (e)	24,994
50,000	0.215%, 03/23/10 (e)	49,993
65,500	0.220%, 03/02/10 (e)	65,500
	Calyon North America, Inc.,
300,000	0.190%, 03/09/10	299,987
158,000	0.200%, 04/06/10	157,969
	Cancara Asset Securitisation LLC,
34,000	0.220%, 04/22/10 (e)	33,989
141,000	0.220%, 04/23/10 (e)	140,955
74,500	0.230%, 04/08/10 (e)	74,482
257,000	0.230%, 04/19/10 (e)	256,919
200,000	0.260%, 03/15/10 (e)	199,980
110,000	0.260%, 03/19/10 (e)	109,986
	CBA Delaware Finance, Inc.,
585,000	0.190%, 03/03/10	584,994
69,868	0.260%, 06/22/10	69,811
296,500	0.275%, 06/04/10	296,285
169,510	0.290%, 06/03/10	169,382
80,000	0.290%, 06/10/10	79,935
310,000	0.300%, 06/11/10	309,736

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Commerzbank AG,
400,000	0.200%, 03/19/10	399,960
700,000	0.200%, 03/22/10	699,918
	CRC Funding LLC,
250,000	0.200%, 03/18/10 (e)	249,976
70,000	0.200%, 04/12/10 (e)	69,984
100,000	0.200%, 04/20/10 (e)	99,972
50,000	0.215%, 03/23/10 (e)	49,994
500,000	Danske Corp., 0.180%, 04/26/10 (e)	499,860
400,000	Dexia Delaware LLC, 0.210%, 03/03/10	399,995
	Ebbets Funding LLC,
229,553	0.450%, 03/01/10 (e)	229,553
250,000	0.450%, 03/08/10 (e)	249,978
47,000	0.480%, 04/27/10 (e)	46,964
175,000	Edison Asset Securitization LLC, 0.210%, 03/22/10 (e)	174,979
162,000	Elysian Funding LLC, 0.551%, 04/16/10 (e)	161,886
339,321	Erste Finance Delaware LLC, 0.200%, 03/04/10 (e)	339,315
100,000	Fortis Funding LLC, 0.200%, 03/08/10 (e)	99,996
	Gemini Securitization Corp. LLC,
133,300	0.180%, 03/08/10 (e)	133,295
319,564	0.190%, 04/21/10 (e)	319,478
	General Electric Capital Corp.,
300,000	0.190%, 04/29/10	299,907
494,505	0.190%, 04/30/10	494,348
	General Electric Capital Services, Inc.,
180,000	0.200%, 03/26/10	179,975
99,760	0.200%, 05/26/10	99,712
	General Electric Co.,
630,926	0.140%, 03/01/10	630,926
255,000	0.170%, 03/22/10	254,975
	Grampain Funding LLC,
100,000	0.220%, 03/17/10 (e)	99,990
69,000	0.220%, 03/24/10 (e)	68,991
	ING Funding LLC,
199,000	0.200%, 05/18/10	198,914
51,000	0.200%, 05/24/10	50,976
	Intesa Funding LLC,
300,000	0.200%, 03/08/10	299,988
100,000	0.200%, 04/05/10	99,981
450,000	0.200%, 05/28/10	449,780
500,000	0.210%, 05/25/10	499,752
300,000	0.290%, 06/09/10	299,758
150,000	KBC Financial Products International Ltd., 0.200%, 03/09/10 (e)	149,993
300,000	Landesbank Hessen-Thueringen, 0.200%, 03/16/10 (e)	299,975
158,700	Lloyds TSB Bank plc, 0.200%, 04/16/10	158,659
	Macquarie Bank Ltd.,
278,000	1.112%, 04/28/10 (e)	277,507
334,900	1.113%, 05/07/10 (e)	334,215
53,924	Market Street Funding LLC, 0.140%, 03/01/10 (e)	53,924
	MetLife Short Term Funding LLC,
75,000	0.210%, 04/30/10 (e)	74,974
10,000	0.210%, 05/10/10 (e)	9,996
78,000	0.210%, 05/28/10 (e)	77,960
25,000	0.240%, 03/19/10 (e)	24,997
	Mont Blanc Capital Corp.,
44,700	0.170%, 03/19/10 (e)	44,696
102,480	0.210%, 03/09/10 (e)	102,475
375,000	National Australia Funding Delaware, Inc., 0.310%, 03/26/10 (e)	374,919
	National Bank of Canada,
700,000	0.200%, 05/11/10	699,724
107,750	0.200%, 05/14/10	107,706
85,000	Newport Funding Corp., 0.170%, 03/18/10 (e)	84,993
	NRW Bank Corp.,
50,000	0.210%, 05/10/10	49,980
600,000	0.240%, 03/05/10	599,984
343,500	0.240%, 04/06/10	343,417
308,000	0.284%, 07/14/10	307,677
730,000	0.300%, 08/05/10	729,045
92,500	0.300%, 08/09/10	92,376
464,300	0.300%, 08/18/10	463,642
250,000	0.300%, 08/19/10	249,644
223,000	0.305%, 08/23/10	222,669
607,000	0.305%, 08/24/10	606,095
5,600	0.341%, 03/22/10	5,599
	Raiffeisen Zentralbank Oesterreich AG,
300,000	0.200%, 03/01/10 (e)	300,000
103,941	0.200%, 03/04/10 (e)	103,939
90,000	RBS Holdings USA, Inc., 0.270%, 04/09/10 (e)	89,974
54,603	Regency Markets No. 1 LLC, 0.200%, 04/20/10 (e)	54,588
	Rhein Main Securitisation Ltd.,
43,600	0.200%, 03/26/10 (e)	43,594
66,564	0.320%, 03/15/10 (e)	66,556
30,000	0.350%, 03/08/10 (e)	29,998

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Rheingold Securitisation Ltd.,
29,000	0.200%, 03/16/10 (e)	28,998
139,000	0.230%, 04/26/10 (e)	138,950
40,000	0.350%, 03/01/10 (e)	40,000
	Royal Park Investments Funding Corp.,
270,000	0.210%, 04/09/10	269,939
125,000	0.230%, 05/05/10	124,948
	Santander Central Hispano Finance Delaware, Inc.,
85,850	0.300%, 04/09/10	85,822
500,000	0.300%, 07/27/10	499,383
144,750	0.300%, 08/04/10	144,562
178,700	0.351%, 08/16/10	178,408
	Scaldis Capital LLC,
114,000	0.180%, 03/17/10 (e)	113,991
75,000	0.180%, 03/22/10 (e)	74,992
200,000	0.180%, 03/23/10 (e)	199,978
100,000	0.180%, 03/30/10 (e)	99,986
100,000	0.180%, 04/01/10 (e)	99,984
	Societe de Prise de Participation de l’Etat,
300,000	0.185%, 03/01/10 (e)	300,000
414,000	0.195%, 05/14/10 (e)	413,834
400,000	0.200%, 05/12/10 (e)	399,840
300,000	0.200%, 05/19/10 (e)	299,868
175,000	0.205%, 05/26/10 (e)	174,914
168,000	0.210%, 05/25/10 (e)	167,917
250,000	0.210%, 07/06/10 (e)	249,815
150,000	0.230%, 06/01/10 (e)	149,912
125,000	0.250%, 05/20/10 (e)	124,931
44,505	0.250%, 05/27/10 (e)	44,478
300,000	0.250%, 05/28/10 (e)	299,816
	Societe Generale North America, Inc.,
41,633	0.210%, 04/22/10	41,620
46,500	0.215%, 05/20/10	46,478
450,000	0.215%, 05/25/10	449,771
573,000	0.220%, 04/20/10	572,825
500,000	0.240%, 03/26/10	499,917
	Starbird Funding Corp.,
100,000	0.190%, 04/19/10 (e)	99,974
75,000	0.190%, 04/21/10 (e)	74,980
150,000	0.195%, 03/18/10 (e)	149,986
44,000	0.200%, 03/02/10 (e)	44,000
50,000	0.200%, 04/23/10 (e)	49,985
	Straight-A Funding LLC,
70,058	0.180%, 03/08/10	70,056
50,000	0.180%, 03/09/10	49,998
49,098	0.180%, 03/16/10	49,094
	Sumitomo Mitsui Banking Corp.,
150,000	0.200%, 04/23/10 (e)	149,956
145,000	0.210%, 04/06/10 (e)	144,969
	Surrey Funding Corp.,
50,000	0.180%, 03/25/10 (e)	49,994
97,500	0.200%, 04/27/10 (e)	97,469
	Swedbank AB,
225,000	0.806%, 04/27/10 (e)	224,715
225,000	0.806%, 04/28/10 (e)	224,710
100,000	0.806%, 04/29/10 (e)	99,869
139,000	0.888%, 05/18/10 (e)	138,735
191,850	0.929%, 05/13/10 (e)	191,492
11,000	0.929%, 05/14/10 (e)	10,979
200,000	0.929%, 05/17/10 (e)	199,607
	Thames Asset Global Securitization Inc.,
94,444	0.200%, 04/07/10 (e)	94,425
46,619	0.200%, 04/09/10 (e)	46,609
59,702	0.200%, 04/12/10 (e)	59,688
41,315	0.200%, 04/14/10 (e)	41,305
149,992	0.200%, 04/15/10 (e)	149,954
50,917	0.200%, 04/19/10 (e)	50,903
90,702	0.200%, 06/01/10 (e)	90,656
30,713	0.210%, 03/18/10 (e)	30,710
47,000	Toronto-Dominion Holdings USA, Inc., 0.190%, 03/24/10 (e)	46,994
100,000	Total Capital S.A., 0.170%, 03/31/10 (e)	99,986
50,000	Toyota Credit Canada, Inc., 0.210%, 04/30/10	49,983
141,180	Toyota Motor Credit Corp., 0.250%, 03/19/10	141,162
105,656	Tulip Funding Corp., 0.200%, 03/01/10 (e)	105,656
285,000	UniCredit Delaware, Inc., 0.280%, 03/22/10 (e)	284,954
315,000	Versailles Commercial Paper LLC, 0.180%, 03/26/10 (e)	314,961
	Westpac Banking Corp.,
100,000	0.260%, 05/27/10 (e)	99,937
199,600	0.300%, 04/20/10 (e)	199,517
	Westpac Securities NZ Ltd.,
98,000	0.180%, 04/15/10 (e)	97,978
105,000	0.210%, 03/03/10 (e)	104,999
200,000	0.240%, 04/05/10 (e)	199,953

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
73,000	0.290%, 06/09/10 (e)	72,941
63,500	0.300%, 05/14/10 (e)	63,461
275,000	0.300%, 06/02/10 (e)	274,787
75,000	0.330%, 04/06/10 (e)	74,975
100,000	0.341%, 04/28/10 (e)	99,945
192,499	Windmill Funding Corp., 0.200%, 05/20/10 (e)	192,413
	Total Commercial Paper (Cost $38,843,226)	38,843,226
Corporate Notes — 0.5%
	Financials — 0.5%
	Commercial Banks — 0.1%
198,000	Rabobank Nederland N.V., VAR, 0.250%, 05/16/10 (e)	198,000
30,000	Wells Fargo & Co., VAR, 0.309%, 03/23/10	30,001
		228,001
	Diversified Financial Services — 0.2%
300,000	Bank of America Corp., 0.180%, 03/30/10	300,000
	FDIC Guaranteed Securities (˜) — 0.2%
307,000	Citibank N.A., VAR, 0.301%, 03/30/10	307,000
	Total Corporate Notes (Cost $835,001)	835,001
Repurchase Agreements — 1.7%
68,452	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $68,453, collateralized by U.S. Government Agency Securities with a value of $70,506	68,452
770,000	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $770,008, collateralized by U.S. Government Agency Securities with a value of $785,400	770,000
150,000	Barclays Capital, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $150,001, collateralized by U.S. Treasury Securities with a value of $153,000	150,000
100,000	Barclays Capital, Inc., 0.150%, dated 02/26/10, due 03/01/10, repurchase price $100,001, collateralized by U.S. Treasury Securities with a value of $102,000	100,000
1,000,000	Credit Suisse First Boston Corp., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $1,000,010, collateralized by U.S. Government Agency Securities with a value of $1,020,004	1,000,000
475,267	Deutsche Bank Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $475,272, collateralized by U.S. Government Agency Securities with a value of $484,772	475,267
	Total Repurchase Agreements (Cost $2,563,719)	2,563,719
Time Deposits — 10.9%
1,450,000	Banque Federative du Credit Mutuel, 0.150%, 03/01/10	1,450,000
1,164,360	Citibank N.A., 0.140%, 03/01/10	1,164,360
1,227,000	Credit Agricole S.A., 0.150%, 03/01/10	1,227,000
400,000	Danske Bank, 0.150%, 03/01/10	400,000
1,513,385	Deutsche Bank AG, 0.100%, 03/01/10	1,513,385
1,240,000	Dexia Credit Local, 0.170%, 03/01/10	1,240,000
460,000	DZ Bank AG, 0.140%, 03/01/10	460,000
1,820,000	KBC Bank N.V., 0.150%, 03/01/10	1,820,000
800,000	Landesbank Hessen-Thueringen, 0.150%, 03/01/10	800,000
1,980,000	Lloyds TSB Bank plc, 0.150%, 03/01/10	1,980,000
2,000,000	Natixis, 0.150%, 03/01/10	2,000,000
1,521,691	Societe Generale, 0.150%, 03/01/10	1,521,691
1,000,000	UniCredit Bank AG, 0.150%, 03/01/10	1,000,000
	Total Time Deposits (Cost $16,576,436)	16,576,436
U.S. Government Agency Securities — 2.5%
	Federal Home Loan Bank,
100,000	0.800%, 04/30/10	100,001
868,500	0.820%, 04/27/10	868,473
265,800	0.820%, 04/29/10	265,792
360,000	VAR, 0.655%, 03/01/10	360,000
2,246,000	Federal National Mortgage Association, DN, 0.705%, 04/09/10 (n)	2,244,297
	Total U.S. Government Agency Securities (Cost $3,838,563)	3,838,563
	Total Investments — 100.6% (Cost $153,439,953)*	153,439,953
	Liabilities in Excess of Other Assets — (0.6)%	(882,875)
	NET ASSETS — 100.0%	$152,557,078

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 53.0%
22,000	Abbey National Treasury Services plc, 0.200%, 03/08/10	22,000
	Banco Bilbao Vizcaya Argentaria S.A.,
30,000	0.300%, 07/30/10	30,000
37,000	0.305%, 07/20/10	37,001
13,000	0.305%, 07/28/10	13,000
45,000	0.310%, 05/24/10	45,000
31,000	0.320%, 05/12/10	31,000
34,000	0.340%, 05/06/10	34,000
26,000	0.350%, 08/16/10	26,000
	Bank of Montreal,
30,000	0.200%, 03/08/10	30,000
200,000	0.200%, 03/25/10	200,001
	Bank of Nova Scotia,
44,000	0.260%, 05/24/10	44,000
54,000	0.290%, 05/17/10	54,000
130,000	0.290%, 08/05/10	130,000
13,000	0.300%, 06/07/10	13,000
5,000	0.350%, 03/02/10	5,000
24,000	0.400%, 06/23/10	24,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
33,000	0.200%, 04/14/10	33,000
43,000	0.210%, 04/07/10	43,000
50,000	0.220%, 05/24/10	50,000
46,000	Barclays Bank plc, 0.200%, 05/17/10	46,000
88,000	Bayerische Hypo-und Vereinsbank AG, 0.320%, 04/07/10	88,000
	BNP Paribas,
47,000	0.200%, 04/28/10	47,000
25,000	0.210%, 04/13/10	25,000
44,000	0.220%, 04/07/10	44,000
50,000	0.220%, 04/08/10	50,000
100,000	0.230%, 04/12/10	100,001
67,000	0.280%, 06/01/10	67,000
35,000	0.300%, 07/15/10	35,000
16,000	0.303%, 08/31/10	16,001
41,000	0.310%, 08/11/10	41,000
67,000	0.320%, 09/02/10	67,000
	BPCE S.A.,
38,000	0.260%, 04/27/10	38,001
23,000	0.260%, 05/21/10	23,000
25,000	0.270%, 04/19/10	25,001
20,000	0.270%, 04/21/10	20,000
225,000	0.300%, 04/01/10	225,002
	Caisse des Depot et Consignation,
67,000	0.260%, 05/28/10	67,002
68,000	0.340%, 09/03/10	68,003
40,000	0.540%, 07/06/10	40,002
30,000	0.540%, 07/30/10	30,001
10,000	Caixa Geral de Depositos, 0.280%, 03/17/10	10,000
	Calyon N.A. Co.,
60,000	0.280%, 05/25/10	60,000
23,000	0.340%, 05/05/10	23,000
15,000	0.350%, 04/15/10	15,000
25,000	0.350%, 05/10/10	25,000
23,000	0.355%, 05/05/10	23,000
75,000	Commonwealth Bank of Australia Ltd., 0.330%, 06/29/10	75,008
	Credit Agricole S.A.,
46,000	0.200%, 03/10/10	46,000
96,000	0.330%, 03/24/10	96,000
	Credit Industriel et Commercial,
46,000	0.370%, 03/10/10	46,000
45,000	0.370%, 03/16/10	45,000
46,000	0.375%, 03/08/10	46,000
72,000	0.400%, 03/19/10	72,000
	Danske Bank,
35,000	0.200%, 03/12/10	35,000
28,000	0.200%, 03/29/10	28,000
45,000	0.210%, 04/23/10	45,000
46,000	0.210%, 04/29/10	46,000
91,000	Deutsche Bank AG, 0.300%, 08/11/10	91,000
	Dexia Credit Local,
73,000	0.300%, 03/24/10	73,000
47,000	0.315%, 03/03/10	47,000
40,000	0.540%, 07/28/10	40,002
	DnB NOR Bank ASA,
44,000	0.190%, 03/08/10	44,000
57,000	0.195%, 04/23/10	57,001
	DZ Bank AG,
25,000	0.180%, 03/22/10	25,000
23,000	0.180%, 04/29/10	23,000
	HSBC Bank plc,
22,000	0.300%, 05/12/10	22,000
48,000	0.300%, 08/02/10	48,000
23,000	0.300%, 08/16/10	23,000
51,000	0.330%, 08/25/10	51,001
34,000	0.390%, 08/24/10	34,000
35,000	0.820%, 08/06/10	35,002
91,000	ING Bank N.V., 0.235%, 05/18/10	91,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Intesa Sanpaolo IMI S.p.A.,
75,000	0.200%, 04/22/10	75,000
30,000	0.275%, 05/25/10	30,000
30,000	Jyske Bank, 0.560%, 08/23/10	29,919
59,000	KBC Bank N.V., 0.200%, 03/25/10	59,000
	Lloyds TSB Bank plc,
44,000	0.200%, 04/19/10	44,000
88,000	0.210%, 04/09/10	88,000
25,000	0.215%, 05/28/10	25,000
	Mitsubishi UFJ Trust & Banking Corp.,
20,000	0.210%, 04/15/10	20,000
100,000	0.210%, 04/16/10	100,000
100,000	0.210%, 04/22/10	100,000
	Mizuho Corporate Bank Ltd.,
22,000	0.200%, 04/12/10	22,000
50,000	0.200%, 04/14/10	50,000
35,000	0.200%, 04/19/10	35,000
50,000	0.200%, 04/26/10	50,000
30,000	0.220%, 03/09/10	30,000
	National Australia Bank Ltd.,
96,000	0.200%, 05/04/10	96,000
60,000	0.335%, 05/05/10	60,000
71,000	0.350%, 04/06/10	71,000
	Nederlandse Waterschapsbank N.V.,
25,000	0.190%, 04/14/10	25,000
39,000	0.400%, 08/16/10	39,005
	Nordea Bank Finland plc,
150,000	0.250%, 05/25/10	150,000
15,000	0.260%, 05/25/10	15,000
20,000	0.285%, 05/18/10	20,000
	Norinchukin Bank-New York,
42,000	0.250%, 03/29/10	42,000
31,000	0.250%, 04/14/10	31,000
22,000	0.250%, 04/19/10	22,000
77,000	0.260%, 04/23/10	77,000
23,000	0.260%, 04/27/10	23,000
	Rabobank Nederland N.V.,
79,000	0.205%, 04/30/10	79,001
47,000	0.225%, 04/20/10	47,000
66,600	0.305%, 05/12/10	66,600
23,000	0.340%, 03/15/10	23,000
50,000	0.360%, 03/01/10	50,000
128,000	0.360%, 03/24/10	128,000
	Royal Bank of Scotland plc,
130,000	0.220%, 04/20/10	130,000
47,300	1.100%, 05/10/10	47,300
	Societe Generale,
71,000	0.215%, 05/24/10	71,000
60,000	0.220%, 04/30/10	60,000
88,000	0.230%, 04/19/10	88,000
43,000	0.250%, 03/26/10	43,000
	Sumitomo Mitsui Banking Corp.,
50,000	0.200%, 05/05/10	50,000
25,000	0.210%, 06/02/10	25,000
100,000	0.220%, 06/01/10	100,000
20,000	0.295%, 05/20/10	20,000
30,000	0.300%, 05/19/10	30,000
23,000	0.300%, 08/12/10	23,000
15,000	0.310%, 05/17/10	15,000
13,000	0.310%, 05/18/10	13,000
13,000	0.320%, 05/12/10	13,000
24,000	0.335%, 04/29/10	24,000
25,000	0.340%, 04/26/10	25,000
14,000	0.340%, 04/27/10	14,000
25,000	0.350%, 04/09/10	25,000
	Sumitomo Trust & Banking Co., Ltd.,
20,000	0.210%, 04/16/10	20,000
50,000	0.220%, 05/25/10	50,000
43,000	Svenska Handelsbanken, Inc., 0.200%, 04/07/10	43,000
23,000	UBS AG, 0.200%, 05/17/10	23,000
	UniCredito Italiano S.p.A.,
20,000	0.270%, 04/30/10	20,000
29,000	0.275%, 04/08/10	29,000
56,000	0.275%, 04/09/10	56,000
59,000	0.280%, 04/22/10	59,000
	Total Certificates of Deposit (Cost $6,404,855)	6,404,855
Commercial Paper — 34.2% (n)
20,000	Antalis US Funding Corp., 0.210%, 03/05/10 (e)	19,999
15,000	ANZ National Bank Ltd., 0.285%, 05/05/10 (e)	14,992
	ANZ National International Ltd.,
20,000	0.280%, 05/24/10 (e)	19,987
100,000	0.290%, 05/28/10 (e)	99,929
100,000	0.290%, 06/01/10 (e)	99,926
25,000	0.290%, 06/07/10 (e)	24,980
40,000	0.290%, 06/11/10 (e)	39,967
13,000	0.361%, 04/08/10 (e)	12,995
10,000	0.381%, 03/15/10 (e) (m)	9,998

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
25,000	0.391%, 03/10/10 (e) (m)	24,998
5,000	Arabella Finance LLC, 0.480%, 03/23/10 (e)	4,999
	ASB Finance Ltd.,
80,000	0.280%, 06/02/10 (e)	79,942
100,000	0.300%, 05/10/10 (e)	99,942
60,000	0.501%, 03/11/10 (e)	59,992
25,000	0.501%, 03/15/10 (e)	24,995
50,000	0.501%, 03/29/10 (e)	49,980
	Atlantis One Funding Corp.,
20,000	0.300%, 07/13/10 (e)	19,977
22,000	0.310%, 05/10/10 (e)	21,987
276,900	Australia & New Zealand Banking Group Ltd., 0.260%, 05/19/10 (e)	276,742
	Banco Bilbao Vizcaya Argentaria S.A.,
93,000	0.300%, 07/22/10 (e)	92,889
45,000	0.300%, 07/28/10 (e)	44,944
21,000	0.321%, 05/17/10 (e)	20,986
29,000	0.336%, 04/30/10 (e)	28,984
	Banque et Caisse d’Epargne de L’Etat,
44,600	0.200%, 05/14/10	44,581
79,500	0.210%, 03/03/10	79,499
16,900	0.210%, 05/03/10	16,894
	Belmont Funding LLC,
20,000	0.400%, 03/25/10 (e)	19,995
10,000	0.400%, 03/29/10 (e)	9,997
	BNZ International Funding Ltd.,
15,000	0.341%, 04/23/10 (e)	14,992
15,000	0.351%, 03/11/10 (e)	14,999
30,000	0.351%, 03/26/10 (e)	29,993
	BPCE S.A.,
25,000	0.240%, 04/27/10 (e)	24,990
20,000	0.240%, 04/30/10 (e)	19,992
30,000	0.240%, 05/21/10 (e)	29,984
100,000	0.270%, 03/25/10 (e)	99,982
	Cancara Asset Securitisation LLC,
20,000	0.220%, 04/23/10 (e)	19,994
95,000	0.230%, 04/08/10 (e)	94,977
50,000	0.230%, 04/19/10 (e)	49,984
	CBA Delaware Finance, Inc.,
25,000	0.285%, 05/07/10	24,987
20,000	0.290%, 06/10/10	19,983
25,000	0.300%, 06/11/10	24,979
129,000	Ciesco LLC, 0.210%, 03/12/10 (e)	128,992
	Ebbets Funding LLC,
50,000	0.450%, 03/01/10 (e)	50,000
50,000	0.450%, 03/08/10 (e)	49,996
20,000	Elysian Funding LLC, 0.551%, 04/16/10 (e)	19,986
150,000	Erste Finance Delaware LLC, 0.200%, 03/04/10 (e)	149,997
89,000	Grampian Funding LLC, 0.220%, 03/19/10 (e)	88,990
175,000	Hannover Funding Co. LLC, 0.450%, 03/02/10 (e)	174,998
50,000	Intesa Funding LLC, 0.200%, 05/28/10	49,976
	KBC Financial Products International Ltd.,
25,000	0.200%, 03/16/10 (e)	24,998
100,000	0.200%, 03/18/10 (e)	99,990
95,000	Lloyds TSB Bank plc, 0.200%, 04/16/10	94,976
25,000	Macquarie Bank Ltd., 1.112%, 04/28/10 (e)	24,956
47,146	Matchpoint Master Trust, 0.220%, 05/25/10 (e)	47,121
	MetLife Short Term Funding LLC,
50,000	0.210%, 04/28/10 (e)	49,983
11,890	0.220%, 04/12/10 (e)	11,887
	Nordea Bank Finland plc,
140,000	0.250%, 05/19/10	139,923
25,000	0.285%, 05/17/10	24,985
	NRW Bank Corp.,
26,500	0.240%, 04/06/10	26,494
10,000	0.250%, 03/05/10	10,000
48,000	0.305%, 08/24/10	47,928
75,000	Raiffeisen Zentralbank Oesterreich AG, 0.200%, 03/04/10 (e)	74,999
100,000	RBS Holdings USA, Inc., 0.270%, 04/09/10 (e)	99,971
	Rhein Main Securitisation Ltd.,
38,365	0.230%, 03/12/10 (e)	38,362
52,065	0.250%, 04/12/10 (e)	52,050
20,000	0.350%, 03/08/10 (e)	19,999
28,000	Rheingold Securitisation Ltd., 0.270%, 05/17/10 (e)	27,984
	Royal Park Investments Funding Corp.,
30,000	0.210%, 04/09/10	29,993
25,000	0.230%, 05/05/10	24,990
	Santander Central Hispano Finance Delaware, Inc.,
60,000	0.300%, 08/04/10	59,922
15,000	0.351%, 08/16/10	14,975
	Societe de Prise de Participation de l’Etat,
55,000	0.200%, 05/25/10 (e)	54,974
12,000	0.250%, 05/20/10 (e)	11,993
29,000	0.250%, 05/27/10 (e)	28,983
	Societe Generale North America, Inc.,
25,000	0.210%, 04/22/10	24,992
43,000	0.220%, 04/20/10	42,987

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Sumitomo Mitsui Banking Corp.,
10,996	0.200%, 03/10/10 (e)	10,996
30,000	0.200%, 04/05/10 (e)	29,994
100,000	0.300%, 07/26/10 (e)	99,877
	Swedbank AB,
40,000	0.806%, 04/30/10 (e)	39,947
11,000	0.888%, 05/18/10 (e)	10,979
33,000	0.928%, 05/10/10 (e)	32,941
	Thames Asset Global Securitization, Inc.,
8,127	0.200%, 04/12/10 (e)	8,125
25,917	0.200%, 04/19/10 (e)	25,910
10,000	Toyota Motor Credit Corp., 0.250%, 03/19/10	9,999
	Westpac Securities NZ Ltd.,
5,000	0.300%, 05/14/10 (e)	4,997
100,000	0.300%, 06/02/10 (e)	99,922
	Total Commercial Paper (Cost $4,131,969)	4,131,969
Corporate Notes — 0.3%
	Financials — 0.3%
	Commercial Banks — 0.1%
16,000	Rabobank Nederland N.V., VAR, 0.250%, 05/16/10 (e)	16,000
	FDIC Guaranteed Securities (˜) — 0.2%
23,000	Citibank N.A., VAR, 0.301%, 03/30/10	23,000
	Total Financials	39,000
	Total Corporate Notes (Cost $39,000)	39,000
Repurchase Agreement — 1.3%
151,792	Deutsche Bank Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $151,794, collateralized by U.S. Government Agency Securities with a value of $154,828 (Cost $151,792)	151,792
Time Deposits — 10.3%
300,000	Credit Agricole S.A., 0.150%, 03/01/10	300,000
425,000	Dexia Credit Local, 0.170%, 03/01/10	425,000
520,000	DZ Bank AG, 0.150%, 03/01/10	520,000
	Total Time Deposits (Cost $1,245,000)	1,245,000
U.S. Government Agency Securities — 2.7%
	Federal Home Loan Bank,
23,000	0.550%, 08/05/10	22,997
86,500	0.820%, 04/27/10	86,497
33,640	VAR, 0.655%, 03/01/10	33,640
185,000	Federal National Mortgage Association, DN, 0.705%, 04/09/10 (n)	184,860
	Total U.S. Government Agency Securities (Cost $327,994)	327,994
	Total Investments — 101.8% (Cost $12,300,610)*	12,300,610
	Liabilities in Excess of Other Assets — (1.8)%	(216,914)
	NET ASSETS — 100.0%	$12,083,696

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Corporate Note — 0.2%
	FDIC Guaranteed Securities (˜) — 0.2%
169,000	Citibank N.A., VAR, 0.301%, 03/30/10 (Cost $169,000)	169,000
U.S. Government Agency Securities — 66.9%
	Federal Farm Credit Bank — 1.3%
450,000	VAR, 0.219%, 03/20/10	449,982
250,000	VAR, 0.595%, 03/01/10	250,000
300,000	VAR, 0.680%, 03/01/10	300,000
		999,982
	Federal Home Loan Bank — 14.2%
285,900	0.180%, 05/04/10	285,874
294,800	0.500%, 10/18/10	294,762
175,000	0.500%, 10/18/10	175,000
326,000	0.600%, 06/25/10	326,224
369,000	0.650%, 06/15/10	368,927
439,500	0.650%, 07/09/10	439,293
127,358	DN, 0.060%, 03/01/10 (n)	127,358
94,362	DN, 0.150%, 04/07/10 (n)	94,348
423,000	DN, 0.150%, 05/05/10 (n)	422,885
612,700	DN, 0.150%, 05/12/10 (n)	612,516
598,000	DN, 0.150%, 05/19/10 (n)	597,803
207,700	DN, 0.200%, 07/07/10 (n)	207,552
136,925	DN, 0.225%, 03/17/10 (n)	136,911
234,500	DN, 0.381%, 03/02/10 (n)	234,498
202,000	DN, 0.705%, 04/22/10 (n)	201,796
251,000	DN, 0.705%, 04/23/10 (n)	250,741
385,000	DN, 0.705%, 04/26/10 (n)	384,581
449,500	VAR, 0.111%, 04/15/10	449,187
419,000	VAR, 0.119%, 04/26/10	418,762
405,000	VAR, 0.130%, 05/10/10	404,764
489,400	VAR, 0.139%, 03/17/10	489,330
72,420	VAR, 0.151%, 04/14/10	72,406
378,400	VAR, 0.159%, 03/01/10	378,400
1,000,000	VAR, 0.159%, 03/26/10	1,000,000
340,000	VAR, 0.169%, 03/19/10	339,998
1,205,000	VAR, 0.295%, 03/01/10	1,205,000
190,000	VAR, 0.320%, 03/01/10	190,000
428,900	VAR, 0.360%, 03/01/10	428,900
289,000	VAR, 0.520%, 03/01/10	289,000
250,000	VAR, 0.655%, 03/01/10	250,000
		11,076,816
	Federal Home Loan Mortgage Corp. — 31.0%
765,668	DN, 0.150%, 04/05/10 (n)	765,556
1,000,000	DN, 0.150%, 05/06/10 (n)	999,725
1,000,000	DN, 0.150%, 05/07/10 (n)	999,721
578,118	DN, 0.150%, 05/17/10 (n)	577,933
720,000	DN, 0.155%, 04/15/10 (n)	719,861
500,000	DN, 0.160%, 03/16/10 (n)	499,966
250,000	DN, 0.160%, 03/30/10 (n)	249,968
1,200,000	DN, 0.160%, 04/01/10 (n)	1,199,835
907,328	DN, 0.165%, 03/09/10 (n)	907,295
100,000	DN, 0.170%, 03/17/10 (n)	99,992
175,000	DN, 0.170%, 04/19/10 (n)	174,960
177,800	DN, 0.170%, 07/02/10 (n)	177,697
1,200,000	DN, 0.175%, 07/08/10 (n)	1,199,247
163,150	DN, 0.180%, 07/19/10 (n)	163,036
481,000	DN, 0.180%, 08/10/10 (n)	480,610
350,000	DN, 0.180%, 08/11/10 (n)	349,715
698,500	DN, 0.180%, 08/12/10 (n)	697,927
136,950	DN, 0.190%, 08/17/10 (n)	136,828
164,400	DN, 0.200%, 03/29/10 (n)	164,374
95,000	DN, 0.200%, 04/26/10 (n)	94,970
274,000	DN, 0.200%, 05/03/10 (n)	273,904
1,921,700	DN, 0.200%, 07/20/10 (n)	1,920,195
230,000	DN, 0.200%, 07/27/10 (n)	229,811
750,000	DN, 0.200%, 07/28/10 (n)	749,379
248,000	DN, 0.200%, 07/30/10 (n)	247,792
1,407,950	DN, 0.200%, 08/03/10 (n)	1,406,738
591,295	DN, 0.204%, 06/07/10 (n)	590,968
200,000	DN, 0.210%, 04/12/10 (n)	199,951
199,000	DN, 0.210%, 06/08/10 (n)	198,885
214,014	DN, 0.210%, 06/14/10 (n)	213,883
596,628	DN, 0.210%, 06/21/10 (n)	596,238
397,000	DN, 0.210%, 06/25/10 (n)	396,732
319,000	DN, 0.210%, 07/06/10 (n)	318,764
60,000	DN, 0.210%, 08/02/10 (n)	59,946
200,000	DN, 0.210%, 08/09/10 (n)	199,812
271,500	DN, 0.213%, 08/05/10 (n)	271,248
238,250	DN, 0.224%, 08/16/10 (n)	238,001
909,000	DN, 0.239%, 03/22/10 (n)	908,873
768,000	DN, 0.252%, 10/05/10 (n)	766,831
998,500	VAR, 0.120%, 03/02/10	996,775
985,000	VAR, 0.151%, 04/12/10	985,000
500,000	VAR, 0.235%, 03/03/10	499,923
250,000	VAR, 0.301%, 03/14/10	250,001
496,700	VAR, 0.303%, 04/07/10	496,591
475,000	VAR, 0.327%, 03/09/10	474,941
		24,150,398

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — 20.4%
440,424	DN, 0.120%, 03/01/10 (n)	440,424
1,000,000	DN, 0.130%, 03/03/10 (n)	999,993
86,636	DN, 0.140%, 03/01/10 (n)	86,636
500,000	DN, 0.140%, 03/15/10 (n)	499,973
50,066	DN, 0.150%, 05/03/10 (n)	50,053
556,100	DN, 0.150%, 05/05/10 (n)	555,949
316,872	DN, 0.150%, 05/26/10 (n)	316,758
1,306,000	DN, 0.150%, 06/03/10 (n)	1,305,489
500,000	DN, 0.160%, 04/01/10 (n)	499,931
250,000	DN, 0.160%, 04/02/10 (n)	249,965
143,000	DN, 0.165%, 06/14/10 (n)	142,931
1,000,000	DN, 0.180%, 05/25/10 (n)	999,575
538,250	DN, 0.180%, 07/21/10 (n)	537,868
600,000	DN, 0.190%, 06/21/10 (n)	599,645
300,000	DN, 0.190%, 06/22/10 (n)	299,821
125,000	DN, 0.200%, 03/24/10 (n)	124,984
304,782	DN, 0.200%, 04/21/10 (n)	304,696
200,000	DN, 0.200%, 06/09/10 (n)	199,889
1,000,000	DN, 0.200%, 07/19/10 (n)	999,222
1,035,000	DN, 0.207%, 08/02/10 (n)	1,034,082
836,730	DN, 0.210%, 06/16/10 (n)	836,208
465,364	DN, 0.210%, 06/23/10 (n)	465,054
740,000	DN, 0.214%, 08/18/10 (n)	739,254
240,000	DN, 0.225%, 08/25/10 (n)	239,734
643,000	DN, 0.240%, 04/09/10 (n)	642,833
163,953	DN, 0.240%, 05/03/10 (n)	163,884
205,506	DN, 0.265%, 04/01/10 (n)	205,459
704,000	VAR, 0.129%, 03/27/11	703,603
100,000	VAR, 0.130%, 05/13/11	99,935
377,000	VAR, 0.199%, 05/05/10	376,942
1,234,000	VAR, 0.640%, 03/02/10	1,234,018
		15,954,808
	Total U.S. Government Agency Securities (Cost $52,182,004)	52,182,004
U.S. Treasury Obligations — 1.4%
	U.S. Treasury Bills — 1.4% (n)
399,000	0.160%, 04/15/10	398,920
400,000	0.200%, 03/18/10	399,962
250,000	0.502%, 04/01/10	249,893
	Total U.S. Treasury Obligations (Cost $1,048,775)	1,048,775
Repurchase Agreements — 31.5%
2,187,829	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,187,851, collateralized by U.S. Government Agency Securities with a value of $2,231,586	2,187,829
2,350,000	Barclays Capital, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,350,023, collateralized by U.S. Government Agency Securities with a value of $2,397,000 (m)	2,350,000
2,985,000	Citigroup, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,985,030, collateralized by U.S. Government Agency Securities with a value of $3,044,700	2,985,000
1,500,000	Credit Suisse First Boston USA, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $1,500,015, collateralized by U.S. Government Agency Securities with a value of $1,530,005	1,500,000
94,023	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $94,024, collateralized by U.S. Government Agency Securities with a value of $95,903	94,023
4,965,442	Deutsche Bank AG, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $4,965,492, collateralized by U.S. Government Agency Securities with a value of $5,064,751	4,965,442
2,000,000	Goldman Sachs & Co., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,000,020, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
3,000,000	Morgan Stanley Co., Inc, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $3,000,030, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
2,985,000	RBS Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,985,030, collateralized by U.S. Government Agency Securities with a value of $3,055,853	2,985,000
2,500,000	UBS Warburg LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,500,025, collateralized by U.S. Government Agency Securities with a value of $2,550,003	2,500,000
	Total Repurchase Agreements (Cost $24,567,294)	24,567,294
	Total Investments — 100.0% (Cost $77,967,073)*	77,967,073
	Liabilities in Excess of Other Assets — 0.0% (g)	(7,097)
	NET ASSETS — 100.0%	$77,959,976

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 45.2%
	U.S. Treasury Bills — 38.5% (n)
500,000	0.100%, 04/22/10	499,928
150,000	0.110%, 05/13/10	149,966
1,825,000	0.135%, 04/01/10	1,824,768
100,000	0.155%, 08/05/10	99,932
350,000	0.162%, 04/08/10	349,940
87,100	0.167%, 04/15/10	87,082
100,000	0.170%, 06/17/10	99,949
122,950	0.173%, 08/12/10	122,853
125,000	0.185%, 08/19/10	124,890
50,000	0.387%, 10/21/10	49,875
575,000	0.390%, 08/26/10	573,897
350,000	0.399%, 09/23/10	349,205
125,000	0.427%, 01/13/11	124,531
225,000	0.450%, 06/03/10	224,737
500,000	0.474%, 06/10/10	499,339
250,000	0.487%, 07/29/10	249,495
300,000	0.518%, 05/06/10	299,717
100,000	0.654%, 03/11/10	99,982
		5,830,086
	U.S. Treasury Notes — 6.7%
251,000	1.750%, 03/31/10	251,325
65,000	2.000%, 09/30/10	65,645
139,000	2.375%, 08/31/10	140,376
325,000	2.875%, 06/30/10	327,508
65,000	3.875%, 09/15/10	66,262
163,000	4.000%, 04/15/10	163,762
		1,014,878
	Total U.S. Treasury Obligations (Cost $6,844,964)	6,844,964
Repurchase Agreements — 56.6%
194,527	Bank of America, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $194,529, collateralized by U.S. Treasury Securities with a value of $198,418	194,527
2,100,000	Barclays Capital, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $2,100,018, collateralized by U.S. Treasury Securities with a value of $2,142,000 (m)	2,100,000
1,000,000	Credit Suisse First Boston Corp., 0.090%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,006	1,000,000
150,000	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $150,001, collateralized by U.S. Treasury Securities with a value of $153,000	150,000
355,977	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $355,980, collateralized by U.S. Treasury Securities with a value of $363,097	355,977
125,000	Goldman Sachs, 0.050%, dated 02/26/10, due 03/01/10, repurchase price $125,001, collateralized by U.S. Treasury Securities with a value of $127,500	125,000
145,595	Goldman Sachs, 0.070%, dated 02/26/10, due 03/01/10, repurchase price $145,596, collateralized by U.S. Treasury Securities with a value of $148,507	145,595
1,000,000	HSBC Securities, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,003	1,000,000
1,000,000	Morgan Stanley Co., Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,664	1,000,000
1,000,000	RBS Securities, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,003	1,000,000
1,500,000	UBS Warburg LLC Repo, 0.090%, dated 02/26/10, due 03/01/10, repurchase price $1,500,011, collateralized by U.S. Treasury Securities with a value of $1,530,002	1,500,000
	Total Repurchase Agreements (Cost $8,571,099)	8,571,099
	Total Investments — 101.8% (Cost $15,416,063)*	15,416,063
	Liabilities in Excess of Other Assets — (1.8)%	(268,473)
	NET ASSETS — 100.0%	$15,147,590

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 84.3%
	Federal Farm Credit Bank — 12.0%
50,000	DN, 0.140%, 03/29/10 (n)	49,995
25,000	DN, 0.140%, 05/12/10 (n)	24,993
25,000	DN, 0.140%, 05/13/10 (n)	24,993
25,000	DN, 0.140%, 05/14/10 (n)	24,993
25,000	DN, 0.140%, 05/17/10 (n)	24,992
25,000	DN, 0.140%, 05/18/10 (n)	24,992
25,000	DN, 0.140%, 05/19/10 (n)	24,992
25,000	DN, 0.160%, 04/01/10 (n)	24,997
25,000	DN, 0.160%, 04/05/10 (n)	24,996
25,000	DN, 0.160%, 04/06/10 (n)	24,996
25,000	DN, 0.160%, 04/14/10 (n)	24,995
25,000	DN, 0.160%, 04/22/10 (n)	24,994
15,000	DN, 0.160%, 04/23/10 (n)	14,996
15,000	DN, 0.160%, 05/05/10 (n)	14,996
10,000	DN, 0.160%, 05/06/10 (n)	9,997
100,000	DN, 0.160%, 07/15/10 (n)	99,940
10,000	DN, 0.170%, 04/30/10 (n)	9,997
210,000	DN, 0.220%, 10/04/10 (m) (n)	209,721
98,500	DN, 0.291%, 07/13/10 (n)	98,394
200,000	DN, 0.396%, 05/03/10 (n)	199,862
232,200	VAR, 0.120%, 03/01/10	232,200
80,000	VAR, 0.171%, 03/14/10	79,997
100,000	VAR, 0.595%, 03/01/10	100,000
		1,395,028
	Federal Home Loan Bank — 72.3%
150,000	0.180%, 05/04/10	149,986
100,000	0.500%, 10/18/10	99,987
60,000	0.650%, 06/15/10	59,988
60,000	0.650%, 07/09/10	59,972
100,000	0.800%, 04/23/10	99,999
50,000	0.875%, 04/16/10	50,025
95,000	1.100%, 03/19/10	94,999
71,320	2.750%, 06/18/10	71,824
72,642	DN, 0.060%, 03/01/10 (n)	72,642
754,209	DN, 0.097%, 03/05/10 (n)	754,201
500,000	DN, 0.103%, 03/10/10 (n)	499,987
1,396,000	DN, 0.107%, 03/24/10 (n)	1,395,905
535,250	DN, 0.110%, 03/03/10 (n)	535,247
600,000	DN, 0.110%, 03/12/10 (n)	599,980
175,000	DN, 0.150%, 05/03/10 (n)	174,954
368,000	DN, 0.150%, 05/05/10 (n)	367,900
350,000	DN, 0.150%, 05/07/10 (n)	349,902
221,000	DN, 0.150%, 05/19/10 (n)	220,927
200,000	DN, 0.150%, 06/14/10 (n)	199,913
150,000	DN, 0.170%, 07/14/10 (n)	149,904
100,000	DN, 0.210%, 06/16/10 (n)	99,938
90,000	DN, 0.215%, 08/18/10 (n)	89,909
115,000	DN, 0.260%, 07/15/10 (n)	114,887
45,000	DN, 0.268%, 07/07/10 (n)	44,957
200,000	DN, 0.381%, 03/02/10 (n)	199,998
37,000	DN, 0.705%, 04/22/10 (n)	36,963
37,500	DN, 0.705%, 04/23/10 (n)	37,461
70,000	VAR, 0.111%, 04/15/10	69,951
60,000	VAR, 0.119%, 04/26/10	59,966
55,000	VAR, 0.130%, 05/10/10	54,968
200,000	VAR, 0.139%, 03/17/10	199,971
100,000	VAR, 0.159%, 03/01/10	100,000
150,000	VAR, 0.169%, 03/19/10	149,999
200,000	VAR, 0.295%, 03/01/10	200,000
475,000	VAR, 0.360%, 03/01/10	474,997
100,000	VAR, 0.570%, 03/01/10	100,000
150,000	VAR, 0.655%, 03/01/10	150,000
100,000	VAR, 0.850%, 03/01/10	100,000
150,000	VAR, 0.920%, 03/01/10	150,000
		8,442,207
	Total U.S. Government Agency Securities (Cost $9,837,235)	9,837,235
U.S. Treasury Obligations — 15.6%
	U.S. Treasury Bills — 15.0% (n)
425,000	0.081%, 03/25/10	424,977
100,000	0.150%, 04/08/10	99,984
100,000	0.160%, 04/15/10	99,980
250,000	0.165%, 06/17/10	249,877
250,000	0.166%, 06/03/10	249,891
150,000	0.186%, 07/01/10	149,906
375,000	0.193%, 08/26/10	374,642
100,000	0.200%, 03/18/10	99,990
		1,749,247
	U.S. Treasury Notes — 0.6%
50,000	1.750%, 03/31/10	50,064
25,000	4.000%, 04/15/10	25,117
		75,181
	Total U.S. Treasury Obligations (Cost $1,824,428)	1,824,428
	Total Investments — 99.9% (Cost $11,661,663)*	11,661,663
	Other Assets in Excess of Liabilities — 0.1%	8,603
	NET ASSETS — 100.0%	$11,670,266

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 100.0%
	U.S. Treasury Bills — 97.3% (n)
2,769,337	0.041%, 03/04/10 (m)	2,769,328
3,108,817	0.055%, 03/11/10	3,108,770
2,373,900	0.060%, 03/25/10	2,373,805
1,150,000	0.100%, 04/22/10	1,149,834
1,250,000	0.100%, 05/20/10	1,249,722
500,000	0.110%, 05/13/10	499,888
500,000	0.111%, 05/27/10	499,867
2,931,962	0.200%, 03/18/10	2,931,868
300,000	0.215%, 07/15/10	299,756
225,000	0.485%, 07/29/10	224,548
350,000	0.497%, 04/01/10	349,851
300,000	0.543%, 06/10/10	299,545
		15,756,782
	U.S. Treasury Notes — 2.7%
100,000	1.500%, 10/31/10	100,717
50,000	1.750%, 03/31/10	50,064
50,000	2.000%, 09/30/10	50,496
75,000	2.375%, 08/31/10	75,680
50,000	2.875%, 06/30/10	50,434
61,000	3.875%, 09/15/10	62,186
50,000	4.000%, 04/15/10	50,234
		439,811
	Total U.S. Treasury Obligations (Cost $16,196,593)	16,196,593
	Total Investments — 100.0% (Cost $16,196,593)*	16,196,593
	Other Assets in Excess of Liabilities — 0.0% (g)	2,396
	NET ASSETS — 100.0%	$16,198,989

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 96.8%
	Alabama — 0.3%
9,850	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,850
30,550	Eclipse Funding Trust, Solar Eclipse, Mobile, Series 2006-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	30,550
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.130%, 03/01/10	3,410
22,965	Mobile Industrial Development Board, Dock & Wharf, Holnam, Inc. Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.190%, 03/01/10	22,965
		66,775
	Alaska — 0.3%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.270%, 03/01/10	11,005
20,000	Series D, Rev., VRDO, 0.200%, 03/01/10	20,000
10,320	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,320
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.200%, 03/01/10	15,000
3,165	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project, Series B , Rev., VRDO, 0.110%, 03/01/10	3,165
		59,490
	Arizona — 0.8%
	Apache County IDA, Tucson Electric Power Co.,
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/03/10	57,600
10,700	Series 83-C, Rev., VRDO, LOC: Bank of New York N.A., 0.180%, 03/03/10	10,700
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/03/10	7,700
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	7,160
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	15,760
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 03/03/10	2,000
10,870	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,870
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/03/10	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 03/01/10	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.200%, 03/01/10	25,585
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 03/01/10	7,865
		188,740
	California — 7.0%
10,300	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.170%, 03/01/10	10,300
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/04/10	2,385
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/01/10	4,000
7,900	Abag Finance Authority for Nonprofit Corps., Sharp Healthcare, Series C, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	7,900
7,895	Abag Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 03/01/10	7,895
	Austin Trust,
7,600	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	7,600
5,405	Series 2007-1022, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,405
5,700	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,700
5,000	Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	5,000
9,800	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of the West, 0.140%, 03/04/10	9,800
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	5,200

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
12,885	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.170%, 03/01/10	12,885
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.150%, 03/01/10	3,985
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.270%, 03/01/10	16,555
9,100	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.270%, 03/01/10	9,100
30,200	California Housing Finance Agency, Home Mortgage, Series D, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	30,200
2,230	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	2,230
115	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.200%, 03/01/10	115
8,345	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	8,345
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/01/10	1,610
11,790	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	11,790
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
39,950	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/01/10	39,950
8,800	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	8,800
	California Pollution Control Financing Authority, Exxon Mobil Project,
16,450	Rev., VRDO, 0.100%, 03/01/10	16,450
13,895	Rev., VRDO, 0.120%, 03/01/10	13,895
23,145	California Rural Home Mortgage Finance Authority, Home Buyers Fund, Series ROCS-RR-II-R-11647, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.270%, 03/04/10 (e)	23,145
10,300	California State Department of Water Resources, Power Supply, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.100%, 03/01/10	10,300
88,455	California State University, Series ROCS-RR-II-R-12250, Rev., VRDO, AGM-CR, AMBAC, 0.230%, 03/04/10 (e)	88,455
	California Statewide Communities Development Authority,
10,600	Series 176, COP, VRDO, AGM, LIQ: Morgan Stanley Dean Witter, 0.300%, 03/04/10	10,600
18,000	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	18,000
21,800	Series L, Rev., VRDO, 0.170%, 03/01/10	21,800
9,845	California Statewide Communities Development Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.110%, 03/01/10	9,845
	California Statewide Communities Development Authority, Childrens Hospital,
42,700	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	42,700
565	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	565
3,100	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/01/10	3,100
	California Statewide Communities Development Authority, Kaiser Permanente,
35,500	Series A, Rev., VRDO, 0.170%, 03/01/10	35,500
20,000	Series C, Rev., VAR, 3.000%, 04/01/10	20,065
50,215	Series M, Rev., VRDO, 0.170%, 03/01/10	50,215
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	3,420
10,330	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	10,330
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	9,750
10,000	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.230%, 03/04/10	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/04/10	3,950
3,650	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/04/10	3,650
2,257	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series A, VRDO, LOC: Bank of New York N.A., 0.130%, 03/01/10	2,257
10,000	City of Irvine, Improvement Bond Act of 1915, District No. 05-21, Special Assessment, Series A, VRDO, LOC: Bank of New York N.A., 0.140%, 03/01/10	10,000
11,676	City of Irvine, Improvement Bond Act of 1915, District No. 87-8, Special Assessment, VRDO, LOC: KBC Bank N.V., 0.130%, 03/01/10	11,676
1,075	City of Irvine, Improvement Bond Act of 1915, District No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-und Vereinsbank AG, 0.130%, 03/01/10	1,075
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	4,800
1,800	City of Los Angeles, Multi-Family Housing, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.140%, 03/01/10	1,800
34,390	City of Modesto, Series A, COP, VRDO, AGC, 0.180%, 03/01/10	34,390
17,000	City of Ontario, Multi-Family Housing, Park Centre Apartments, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	17,000
9,430	City of Riverside, Series A, Rev.,VRDO, 0.180%, 03/01/10	9,430
21,310	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.200%, 03/04/10	21,310
4,625	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, LOC: FHLMC, 0.170%, 03/04/10	4,625
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	6,995
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/01/10	11,945
10,275	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,275
18,860	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	18,860
31,425	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10 (e)	31,425
9,805	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	9,805
11,095	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	11,095
53,850	Dexia Credit Local Certificates Trust, Series 2008-065, GO, VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.350%, 03/01/10	53,850
11,685	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/04/10	11,685
13,405	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/01/10	13,405
13,805	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/04/10	13,805
8,500	Irvine Ranch Water District, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.130%, 03/01/10	8,500
27,500	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	27,500
6,980	Irvine Ranch Water District, Construction Improvement Districts, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	6,980
7,995	Long Beach Bond Finance Authority, Series 2094, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/01/10	7,995
	Los Angeles Community College District,
22,500	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	22,500
16,600	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	16,600
7,160	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/04/10	7,160

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Metropolitan Water District of Southern California,
10,230	Series 3002, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	10,230
20,955	Series A-1, Rev., VRDO, 0.170%, 03/01/10	20,955
100	Series B-3, Rev., VRDO, 0.100%, 03/01/10	100
30,535	Series C, Rev., VRDO, 0.170%, 03/01/10	30,535
13,600	Series C-1, Rev., VRDO, 0.140%, 03/01/10	13,600
12,800	Series C-2, Rev., VRDO, 0.120%, 03/01/10	12,800
12,510	Northern California Power Agency, Hydro-Electric Project, Series A, Rev., VRDO, LOC: Dexia Credit Local, 0.210%, 03/01/10	12,510
2,200	Orange County, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/04/10	2,200
70,000	Orange County Sanitation District, Series B, Rev., 2.000%, 12/01/10	70,824
4,150	Orange County, WLCO LF Partners, Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/04/10	4,150
11,585	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	11,585
	Puttable Floating Option Tax-Exempt Receipts,
40,930	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	40,930
14,885	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 03/01/10	14,885
11,115	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-und Vereinsbank AG, 0.200%, 03/01/10	11,115
8,295	Series PT-4161, Rev., VRDO, 0.370%, 03/01/10	8,295
15,135	Series PT-4647, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.190%, 03/01/10 (e)	15,135
12,665	Series PT-4648, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.190%, 03/01/10 (e)	12,665
10,100	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	10,100
	San Diego Community College District,
7,080	Series ROCS-RR-II-R-11771, GO, VRDO, AGM, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	7,080
21,455	Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10 (e)	21,455
9,900	San Francisco Bay Area Transit Financing Authority, EAGLE, Class A, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	9,900
11,340	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.360%, 03/03/10	11,340
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	1,800
55,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.000%, 08/03/10	55,371
40,305	Southern California Public Power Authority, Southern Transmission Project, Series A, Rev., VRDO, AGM, 0.220%, 03/03/10	40,305
9,410	Stanilaus County Capital Improvements Financing Authority, Gallo Center For The Arts Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	9,410
	State of California,
18,000	Series A-2, GO, VRDO, LOC: Bank of Montreal, 0.100%, 03/01/10	18,000
900	Series C-2, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	900
14,500	State of California, Kindergarten, Series B3, GO, VRDO, LOC: Citibank N.A., 0.120%, 03/01/10	14,500
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.200%, 03/04/10	1,650
35,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	35,089
5,700	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.140%, 03/01/10	5,700
24,000	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	24,055
	Wells Fargo Stage Trust,
9,990	Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.160%, 03/04/10 (e)	9,990
19,750	Series 2009-1C, GO, VRDO, 0.160%, 03/04/10 (e)	19,750
		1,620,137
	Colorado — 2.2%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 0.190%, 03/04/10	15,010
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 0.200%, 03/01/10	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.140%, 03/01/10	3,150
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.190%, 03/01/10	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
21,000	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.200%, 03/01/10	21,000
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/01/10	19,400
11,200	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.130%, 03/01/10	11,200
	Colorado Housing & Finance Authority,
17,330	Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.170%, 03/03/10	17,330
15,000	Series C-2, Class I, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.170%, 03/03/10	15,000
	Colorado Housing & Finance Authority, Multi-Family Housing Project,
11,700	Class I-B3, Rev., VRDO, 0.160%, 03/01/10	11,700
1,885	Series A-4, Class I, Rev., VRDO, 0.230%, 03/01/10	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	1,600
	Colorado State Education Loan Program,
80,000	TRAN, 1.500%, 08/12/10	80,342
25,000	TRAN, 2.000%, 08/12/10	25,162
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.300%, 03/03/10	38,800
49,865	Subseries G1, Rev., VRDO, AGC, 0.150%, 03/01/10	49,865
71,900	Subseries G2, Rev., VRDO, AGC, 0.150%, 03/01/10	71,900
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	11,275
50,000	State of Colorado, Series A, GO, TRAN, 2.000%, 06/25/10	50,245
		516,374
	Connecticut — 1.0%
21,525	City of Waterbury, Series B, GO, BAN, 2.500%, 09/01/10	21,686
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
18,290	Series A-3, Rev., VRDO, AMT, AMBAC, 0.220%, 03/04/10	18,290
47,100	Series B-3, Rev., VRDO, AMBAC, 0.220%, 03/04/10	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 0.260%, 03/04/10	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.220%, 03/04/10	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 0.260%, 03/04/10	32,500
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/03/10	900
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.210%, 03/03/10	14,000
	State of Connecticut,
17,500	Series A, GO, BAN, 2.000%, 04/28/10	17,542
35,800	Series B, GO, VRDO, 0.180%, 03/01/10	35,800
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.170%, 03/04/10 (e)	17,060
		234,708
	Delaware — 0.3%
18,650	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.190%, 03/01/10	18,650
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	15,000
	University of Delaware,
29,595	Rev., VRDO, 0.120%, 03/01/10	29,595
300	Series B, Rev., VRDO, 0.120%, 03/01/10	300
		63,545
	District of Columbia — 1.3%
54,250	District of Columbia, Series D, GO, VRDO, LOC: Dexia Credit Local, 0.280%, 03/04/10	54,250
2,990	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	2,990
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,450

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
2,225	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	2,225
13,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,675
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/01/10	7,500
31,260	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.180%, 03/03/10	31,260
4,180	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	4,180
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.180%, 03/03/10	23,770
1,600	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	1,600
20,050	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	20,050
16,050	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/04/10	16,050
27,800	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	27,800
15,260	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,260
31,235	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	31,235
26,800	Metropolitan Washington Airports Authority, Subseries D2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	26,800
		290,095
	Florida — 5.8%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	45,000
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	11,150
41,818	Austin Trust Various States, Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	41,818
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	4,600
29,405	Broward County School Board, COP, VRDO, AGM, 0.200%, 03/01/10	29,405
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.200%, 03/04/10 (e)	8,855
	Deutsche Bank Spears/Lifers Trust Various States,
6,100	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	6,100
106,435	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	106,435
	Eclipse Funding Trust, Solar Eclipse,
8,360	Series 2006-0043, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10 (e)	8,360
20,810	Series 2007-0051, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	20,810
54,010	Series 2007-0055, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	54,010
24,100	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	24,100
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,205	Series 2006-0049, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	11,205
9,830	Series 2007-0045, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	9,830
10,640	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,640
18,920	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	18,920
8,640	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	8,640

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
35,485	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	35,485
32,550	Escambia County, Gulf Power Co., Rev., 1.500%, 06/11/10	32,550
5,800	Florida Gulf Coast University Finance Corp., Student Union Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.210%, 03/01/10	5,800
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	6,350
8,800	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/01/10	8,800
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/03/10	8,225
23,725	Florida Municipal Power Agency, All Requirements Supply, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	23,725
16,900	Hillsborough Community College Foundation, Inc. (The), Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	16,900
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.180%, 03/01/10	8,000
	Jacksonville Health Facilities Authority,
4,165	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	4,165
15,355	Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	15,355
31,895	JEA, Electric Systems, Subseries D, Rev., VRDO, 0.220%, 03/01/10	31,895
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.190%, 03/01/10	15,000
50,800	Lee Memorial Health System, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	50,800
1,570	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.170%, 03/03/10	1,570
10,000	Miami-Dade County, Series 3041, Rev., VRDO, BHAC-CR, AGC-ICC, XLCA, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	10,000
17,120	Miami-Dade County, Aviation, EAGLE, Series 2006-0029, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10	17,120
22,540	Miami-Dade County, Transit System, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.230%, 03/04/10	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/01/10	6,700
22,285	Orange County, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	22,285
7,845	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	7,845
9,501	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FNMA, 0.200%, 03/01/10	9,501
3,620	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/03/10	3,620
47,490	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	47,490
	Orlando & Orange County Expressway Authority,
37,660	Series C-1, Rev., VRDO, AGM, 0.210%, 03/04/10	37,660
4,135	Series C-2, Rev., VRDO, AGM, 0.200%, 03/04/10	4,135
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	49,225
7,180	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	7,180
	Pinellas County Health Facility Authority, Baycare Health System,
18,250	Series A-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/01/10	18,250
75,215	Series B-1, Rev., VRDO, AGM, 0.210%, 03/01/10	75,215
84,285	Puttable Floating Option Tax-Exempt Receipts, Series PT-4615, COP, VRDO, LIQ: Dexia Credit Local, 0.450%, 03/01/10	84,285

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
80,175	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	80,175
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.180%, 03/03/10	8,265
12,800	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	12,800
34,175	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.180%, 03/03/10	34,175
	Volusia County Health Facilities Authority,
25,340	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	25,340
36,470	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	36,470
		1,325,899
	Georgia — 1.2%
4,845	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.500%, 03/01/10	4,845
22,000	Bartow County Development Authority, Georgia Power Co., Bowen, Rev.,VRDO, 0.130%, 03/01/10	22,000
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Rev., VRDO, 0.180%, 03/01/10	1,400
14,000	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.350%, 03/01/10	14,000
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,400
8,315	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	8,315
8,660	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	8,660
11,545	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	11,545
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/04/10	10,735
4,900	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.190%, 03/01/10	4,900
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	23,415
15,210	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,210
21,415	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	21,415
9,850	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,850
6,960	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	6,960
19,465	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	19,465
4,690	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/04/10	4,690
13,960	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.180%, 03/03/10	13,960
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.200%, 03/04/10	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	600
20,560	Municipal Electric Authority of Georgia, Series A, Rev., BAN, 1.250%, 05/07/10	20,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
32,950	Private Colleges & Universities Authority, Emory University, Series C-1, Rev., VRDO, 0.160%, 03/01/10	32,950
17,135	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,135
		281,965
	Hawaii — 0.3%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,865	Series 2006-0096, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	13,865
9,345	Series 2006-0123, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,345
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	19,485
11,487	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.350%, 03/02/10	11,487
14,340	University of Hawaii, Series PZ-193, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	14,340
		68,522
	Idaho — 0.4%
14,445	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	14,445
23,850	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, AGM, 0.190%, 03/01/10	23,850
	Idaho Housing & Finance Association, Single Family Mortgage,
12,815	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	12,815
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.260%, 03/03/10	22,000
9,685	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.200%, 03/01/10	9,685
		82,795
	Illinois — 3.7%
23,430	Chicago Board of Education, Series 2931, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	23,430
	Chicago O’Hare International Airport,
17,555	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.230%, 03/04/10	17,555
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.220%, 03/03/10	2,500
4,600	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.200%, 03/01/10	4,600
	City of Chicago,
19,860	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.200%, 03/01/10	19,860
9,930	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.200%, 03/01/10	9,930
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, Rev., VRDO, LOC: Bank of New York N.A., 0.120%, 03/01/10	10,380
	Deutsche Bank Spears/Lifers Trust Various States,
24,515	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	24,515
22,685	Series DB-309, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	22,685
15,710	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	15,710
10,990	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,990
5,235	Series DB-400, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	5,235
15,615	Series DB-475, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 03/04/10	15,615
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,160	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.170%, 03/01/10	9,160
10,310	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	10,310
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,420	Series 2006-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	27,420

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
41,385	Series 2006-0104, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10 (e)	41,385
51,630	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	51,630
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.200%, 03/01/10	4,300
3,700	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.200%, 03/01/10	3,700
30,175	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	30,175
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.180%, 03/01/10	11,380
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.160%, 03/01/10	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	8,500
15,000	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-3, Rev., VRDO, 0.150%, 03/01/10	15,000
13,450	Illinois Finance Authority, OSF Healthcare System, Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.140%, 03/01/10	13,450
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.270%, 03/03/10	10,000
9,500	Illinois Finance Authority, St. Vincents Conservatory, Series A, Rev., VRDO, 0.730%, 03/03/10	9,500
2,715	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.500%, 03/03/10	2,715
8,261	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.200%, 03/01/10	8,261
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.200%, 03/03/10	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.310%, 03/03/10	7,500
6,250	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.230%, 03/01/10	6,250
	Illinois State Toll Highway Authority,
79,700	Series B, Rev., VRDO, AGM, 0.210%, 03/04/10	79,700
18,120	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	18,120
1,740	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.470%, 03/01/10	1,740
21,355	Puttable Floating Option Tax-Exempt Receipts, Chicago, Series PT-4007, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.450%, 03/01/10	21,355
73,960	Regional Transportation Authority, Series DCL-020, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	73,960
14,295	State of Illinois, Series ROCS-RR-II-R-12249, GO, VRDO, AGM, 0.230%, 03/04/10 (e)	14,295
30,520	State of Illinois, MERLOTS, Series B05, GO, VRDO, NATL-RE, 0.180%, 03/03/10	30,520
17,600	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/01/10	17,600
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	10,700
19,585	Will County Environmental, Exxon Mobil Project, Rev., VRDO, 0.130%, 03/01/10	19,585
		843,122
	Indiana — 1.4%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/04/10	5,000
24,770	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	24,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
9,530	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,530
13,635	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	13,635
25,810	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	25,810
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,345	Series 2006-0092, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	17,345
14,515	Series 2006-0100, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	14,515
21,425	Series 2006-0138, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	21,425
10,000	Indiana Finance Authority, Ascension Health, Series E-3, Rev., VRDO, 0.160%, 03/01/10	10,000
3,000	Indiana Finance Authority, Duke Energy Industry Project, Series A-4, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,000
37,950	Indiana Finance Authority, Lease Appropriation, Series A-4, Rev., VRDO, 0.130%, 03/01/10	37,950
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	15,000
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	2,385
7,155	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.270%, 03/01/10	7,155
8,000	Indiana State Finance Authority, Ascension Health Senior Care Group, Series E-4, Rev., VRDO, 0.390%, 05/17/10	8,000
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.180%, 03/03/10	6,900
28,215	Indiana Transportation Finance Authority, Series PT-3610, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	28,215
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.150%, 03/01/10 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/03/10	18,600
16,325	Purdue University, Student Facility Systems, Series A, Rev., VRDO, 0.170%, 03/01/10	16,325
13,985	Puttable Floating Option Tax-Exempt Receipts, Series PT-3961, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.450%, 03/01/10	13,985
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10 (e)	19,405
		321,850
	Iowa — 0.3%
34,850	City of Iowa City, Rev., VRDO, 0.140%, 03/01/10	34,850
18,495	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	18,495
	Iowa Finance Authority, Single Family Mortgage,
5,700	Series F, Rev., VRDO, GNMA/FNMA FHA/VA , 0.200%, 03/01/10	5,700
6,210	Series I, Rev., VRDO, GNMA/FNMA/COLL, 0.200%, 03/01/10	6,210
		65,255
	Kansas — 0.4%
	Kansas State Department of Transportation, Highway,
38,005	Series B-3, Rev., VRDO, 0.160%, 03/04/10	38,005
44,405	Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.180%, 03/01/10	44,405
9,780	Overland Park, Series SG-155, GO, VRDO, 0.230%, 03/04/10	9,780
		92,190
	Kentucky — 2.6%
9,355	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	9,355
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/04/10	16,600

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.230%, 03/01/10	19,350
21,375	Series H, Rev., VRDO, AMT, 0.230%, 03/01/10	21,375
21,000	Series M, Rev., VRDO, AMT, 0.230%, 03/01/10	21,000
	Kentucky Public Energy Authority,
38,864	Series A, Rev., VRDO, 0.130%, 03/01/10	38,864
224,257	Series A-1, Rev., VRDO, 0.180%, 03/01/10	224,257
199,930	Series A-2, Rev., VRDO, 0.180%, 03/01/10	199,930
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	7,990
35,500	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.170%, 03/01/10	35,500
		594,221
	Louisiana — 0.4%
45,040	City of East Baton Rouge Parish, Road & Street Improvement, Series A, Rev., VRDO, LOC: Dexia Credit Local, 0.200%, 03/01/10	45,040
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	13,600
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	19,760
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	10,000
		88,400
	Maine — 0.3%
8,400	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	8,400
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.180%, 03/01/10	67,725
		76,125
	Maryland — 1.9%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.280%, 03/01/10	23,825
23,305	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	23,305
13,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Systems, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.140%, 03/01/10	13,000
38,555	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	38,555
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/01/10	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/03/10	3,135
27,075	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	27,075
9,525	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.250%, 03/03/10	9,525
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.190%, 03/01/10	18,000
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.170%, 03/01/10	15,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	64,500
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	9,865
20,100	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 0.250%, 03/03/10	20,100
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/01/10	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	53,365
	Washington Suburban Sanitation District,
5,700	Series A, BAN, GO, VRDO, 0.250%, 03/01/10	5,700
8,100	Series A, BAN, GO, VRDO, 0.250%, 03/03/10	8,100
11,145	Series A, BAN, GO, VRDO, 0.260%, 03/03/10	11,145
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.250%, 03/03/10	5,100
		440,370
	Massachusetts — 4.2%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	6,030
16,480	City of Boston, Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/01/10 (e)	16,480
24,300	City of Worcester, GO, BAN, 2.000%, 11/05/10	24,542
	Commonwealth of Massachusetts,
65,000	Series A, GO, RAN, 2.500%, 04/29/10	65,225
1,000	Series B, GO, VRDO, 0.150%, 03/01/10	1,000
62,105	Series B, GO, VRDO, 0.190%, 03/01/10	62,105
25,350	Series B, GO, VRDO, 0.210%, 03/01/10	25,350
70,000	Series C, GO, RAN, 2.500%, 06/24/10	70,471
51,395	Series DC-8024, GO, VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	51,395
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	13,795
30,955	Series 2007-0032, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	30,955
	Macon Trust Various States,
67,385	Series 2007-343, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	67,385
40,629	Series 2007-344, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	40,629
34,860	Massachusetts Bay Transportation Authority, Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 0.250%, 03/04/10	34,860
575	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/03/10 (e)	575
17,500	Massachusetts Development Finance Agency, Boston University, Series U-6A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	17,500
10,000	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,000
4,000	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.180%, 03/01/10	4,000
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.180%, 03/03/10	4,500
3,710	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	3,710
14,800	Massachusetts Health & Educational Facilities Authority, Series J-2, Rev., VRDO, 0.120%, 03/01/10	14,800
13,600	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 0.130%, 03/01/10	13,600
56,300	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.140%, 03/01/10	56,300

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
27,550	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Q, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	27,550
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/01/10	22,600
20,745	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	20,745
9,520	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	9,520
	Massachusetts Water Resources Authority,
61,975	Series A, Rev., VRDO, 0.230%, 03/01/10	61,975
16,215	Series DCL-003, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.300%, 03/01/10	16,215
	Massachusetts Water Resources Authority, Multimodal,
58,250	Series B, Rev., VRDO, LOC: Helaba, 0.200%, 03/03/10	58,250
35,050	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.150%, 03/01/10	35,050
20,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4654, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.200%, 03/01/10 (e)	20,000
50,045	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.350%, 03/01/10 (e)	50,045
		957,157
	Michigan — 1.3%
14,985	Detroit City School District, Series DCL 045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	14,985
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	12,500
8,800	Michigan State Hospital Finance Authority, Ascension Health Services, Series CR-B-8, Rev., VRDO, 0.170%, 03/01/10	8,800
12,600	Michigan State Housing Development Authority, Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	12,600
64,215	Michigan State Housing Development Authority, Multi-Family Housing, Series D, Rev., VRDO, AMT, 0.230%, 03/01/10	64,215
	Michigan State University,
2,200	Rev., VRDO, 0.150%, 03/01/10	2,200
7,760	Series B, Rev., VRDO, 0.150%, 03/01/10	7,760
16,745	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	16,745
30,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.950%, 03/01/10 (e)	30,995
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	26,295
	University of Michigan, Hospital,
500	Series A, Rev., VRDO, 0.130%, 03/01/10	500
14,245	Series A, Rev., VRDO, 0.140%, 03/01/10	14,245
1,985	Series B, Rev., VRDO, 0.180%, 03/04/10	1,985
	University of Michigan, Medical Services Plan,
31,850	Series A, Rev., VRDO, 0.170%, 03/01/10	31,850
14,345	Series A-1, Rev., VRDO, 0.130%, 03/01/10	14,345
		308,765
	Minnesota — 0.9%
13,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	13,070
20,000	City of St. Cloud, Centracare, Series C, Rev., VRDO, AGC, 0.200%, 03/01/10	20,000
68,650	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.180%, 03/01/10	68,650
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,000
15,200	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	15,200
44,200	Minneapolis & St. Paul Housing & Redevelopment Authority, Health Care Facilities Childrens, Series A, Rev., VRDO, AGM, 0.140%, 03/01/10	44,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — Continued
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.200%, 03/01/10	5,000
13,230	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	13,230
4,860	Series J, Rev., VRDO, AMT, 0.200%, 03/01/10	4,860
10,775	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,775
15,735	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	15,735
		211,720
	Mississippi — 1.6%
25,800	Jackson County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.130%, 03/01/10	25,800
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
23,400	Series A, Rev., VRDO, 0.120%, 03/01/10	23,400
17,000	Series B, Rev., VRDO, 0.120%, 03/01/10	17,000
24,000	Series C, Rev., VRDO, 0.120%, 03/01/10	24,000
32,500	Series D, Rev., VRDO, 0.450%, 03/02/10	32,500
219,200	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VRDO, 0.180%, 03/01/10	219,200
25,000	Perry County Pollution Control, Leaf River Forest Product Project, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	25,000
		366,900
	Missouri — 0.8%
11,915	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	11,915
2,125	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	2,125
59,350	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.150%, 03/01/10	59,350
2,400	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	2,400
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10	17,250
10,000	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-11532, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.230%, 03/01/10	10,000
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/10	36,400
12,500	Missouri State Health & Educational Facilities Authority, Ascension Health Senior Care Group, Series C-4, Rev., VAR, 0.390%, 05/17/10	12,500
9,700	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	9,700
10,000	Missouri State Health & Educational Facilities Authority, Bethesda Health Group, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	10,000
8,025	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	8,025
		179,665
	Nebraska — 1.9%
231,076	American Public Energy Agency, Series A, Rev., VRDO, 0.180%, 03/01/10	231,076
	American Public Energy Agency, National Public Gas Agency Project,
98,238	Series A, Rev., VRDO, 0.180%, 03/01/10	98,238
62,650	Series B, Rev., VRDO, 0.200%, 03/04/10	62,650
19,050	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	19,050
	Nebraska Investment Finance Authority, Single Family Housing,
3,295	Series E, Rev., VRDO, 0.240%, 03/01/10	3,295
27,800	Series J, Rev., VRDO, AMT, 0.240%, 03/01/10	27,800
		442,109
	Nevada — 1.2%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	42,750
14,900	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	14,900

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.180%, 03/01/10	37,700
17,070	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	17,070
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 03/04/10	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	12,000
12,805	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	12,805
9,835	Eclipse Funding Trust, Solar Eclipse, Trucke, Series 2007-0015, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	9,835
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 03/04/10	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/04/10	8,750
3,240	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	3,240
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.360%, 03/03/10 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.360%, 03/03/10	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	3,430
4,695	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	4,695
5,405	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	5,405
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	21,000
		276,440
	New Hampshire — 0.3%
31,000	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.200%, 03/01/10	31,000
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.270%, 03/01/10	16,935
12,730	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 03/04/10	12,730
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	5,200
715	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	715
		66,580
	New Jersey — 4.0%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	575
75,000	New Jersey EDA, Facilities Construction, Series 2009 A, Rev., 2.500%, 06/18/10	75,446
29,725	New Jersey EDA, School Facilities Construction, Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.170%, 03/01/10	29,725
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,500
21,080	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.180%, 03/03/10	21,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.210%, 03/04/10	10,170
23,900	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	23,900
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
18,000	Series P, Rev., VRDO, 0.170%, 03/01/10	18,000
30,000	Series V, Rev., VRDO, AMT, 0.170%, 03/01/10	30,000
	New Jersey Transportation Trust Fund Authority,
49,710	Series DCL-040, Rev., VRDO, AGM-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	49,710
26,835	Series PT-2494, Rev., VRDO, AMBAC, 0.450%, 03/01/10	26,835
22,195	Series PT-2500, Rev., VRDO, NATL-RE, 0.450%, 03/01/10	22,195
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,160	Series B-03, Rev., VRDO, NATL-RE, 0.180%, 03/03/10	27,160
29,390	Series B-04, Rev., VRDO, NATL-RE, 0.180%, 03/03/10	29,390
35,155	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 0.180%, 03/03/10	35,155
	Puttable Floating Option Tax-Exempt Receipts,
13,385	Series PT-4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	13,385
12,000	Series PT-4643, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 03/01/10 (e)	12,000
431,100	State of New Jersey, Rev., TRAN, 2.500%, 06/24/10	433,791
		911,227
	New Mexico — 0.3%
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 03/01/10	1,000
23,770	City of Hurley, Kennecott Santa Fe, Rev., VRDO, 0.110%, 03/01/10	23,770
27,400	Farmington Pollution Control, Arizona Public Services Co., Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	27,400
21,380	Puttable Floating Option Tax-Exempt Receipts, Series MT-637, Rev., VRDO, 0.280%, 03/01/10	21,380
		73,550
	New York — 13.9%
22,900	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.160%, 03/01/10	22,900
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	15,980
29,635	City of Rochester, Series I, GO, BAN, 1.500%, 02/23/11	29,960
25,000	City of Syracuse, Series A, GO, RAN, 2.000%, 06/30/10	25,068
60,768	County of Albany, GO, BAN, 2.000%, 12/09/10	61,518
24,190	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	24,190
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	14,210
10,555	Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/01/10	10,555
	Eclipse Funding Trust, Solar Eclipse, New York,
11,440	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	11,440
11,360	Series 2006-0112, Rev., VRDO, AGM-CR, LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	11,360
20,925	Series 2006-0159, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	20,925
52,900	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	52,900

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
39,300	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.210%, 03/04/10	39,300
38,820	Long Island Power Authority, Generator, Series H, Rev., VRDO, AGM, 0.220%, 03/01/10	38,820
	Metropolitan Transportation Authority,
54,150	Series G, Rev., VRDO, LOC: BNP Paribas, 0.130%, 03/01/10	54,150
35,525	Series G1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/01/10	35,525
116,150	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	116,150
24,100	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/01/10	24,100
20,550	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.250%, 03/01/10	20,550
9,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.130%, 03/01/10	9,400
19,800	Metropolitan Transportation Authority, EAGLE, Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.210%, 03/04/10	19,800
	Nassau County,
50,000	GO, RAN, 1.000%, 04/15/10	50,030
20,000	GO, RAN, 1.500%, 04/15/10	20,026
45,000	GO, RAN, 2.000%, 04/15/10	45,084
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.180%, 03/03/10	25,435
10,000	Nassau County Interim Finance Authority, Sales Tax Secured, Series B, Rev., VRDO, 0.170%, 03/03/10	10,000
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,250
12,300	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.120%, 03/01/10	12,300
16,435	Series D, GO, NATL-RE, 6.500%, 11/01/10	17,101
6,350	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	6,350
10,750	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/04/10	10,750
30,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/01/10	11,500
7,200	Series H, Sub Series H-2, GO, VRDO, NATL-RE, 0.120%, 03/01/10	7,200
13,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.150%, 03/03/10	13,400
32,350	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	32,350
4,800	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement Fund, 0.140%, 03/01/10	4,800
29,000	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	29,000
9,750	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	9,750
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	100
15,305	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	15,305
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	11,000
13,500	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.100%, 03/01/10	13,500
32,950	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.180%, 03/01/10	32,950
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.190%, 03/03/10	14,510
19,285	Subseries A-7, GO, VRDO, AMBAC, 0.150%, 03/01/10	19,285
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	15,750
15,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	15,800
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York N.A., 0.160%, 03/03/10	7,200
1,500	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.V., 0.110%, 03/01/10	1,500
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	9,400
2,350	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.150%, 03/01/10	2,350
700	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.130%, 03/01/10	700
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York N.A., 0.160%, 03/03/10	18,300
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	3,515
18,580	Subseries H-4, GO, VRDO, LOC: Bank of New York N.A., 0.100%, 03/01/10	18,580
14,315	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.140%, 03/01/10	14,315
16,000	Subseries J-4, GO, VRDO, 0.140%, 03/01/10	16,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
13,800	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	13,800
13,890	Subseries L-5, GO, VRDO, 0.120%, 03/01/10	13,890
9,500	New York City Capital Resources Corp., Loan Enhanced Assistance, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	9,500
50,000	New York City Housing Development Corp., Series C-3, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	50,000
7,255	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/10	7,255
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	10,300
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	4,300
35,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	35,000
16,100	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.160%, 03/01/10	16,100
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	13,500
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/01/10	3,070
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	7,800
8,950	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	8,950
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.150%, 03/03/10	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	40,000
28,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.170%, 03/04/10	28,200
11,050	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	11,050
5,200	New York City Industrial Development Agency, Planned Parenthood Project, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	5,200
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
21,370	Series AA-2, Rev., VRDO, 0.150%, 03/01/10	21,370
25,550	Series BB-2, Rev., VRDO, 0.120%, 03/01/10	25,550
22,700	Series CC-1, Rev., VRDO, 0.140%, 03/01/10	22,700
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
6,600	Series C, Rev., VRDO, 0.150%, 03/01/10	6,600
15,400	Subseries B-4, Rev., VRDO, 0.150%, 03/04/10	15,400
10,275	Subseries F1B, Rev., VRDO, 0.160%, 03/01/10	10,275
	New York City Transitional Finance Authority,
30,525	Subseries 2-C, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.190%, 03/03/10	30,525
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.170%, 03/03/10	7,280
21,610	New York City Transitional Finance Authority, Building Aid, Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10	21,610
36,060	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., VRDO, AGM-CR FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	36,060
3,360	New York City Transitional Finance Authority, EAGLE, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	3,360

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 0.140%, 03/01/10	100
14,650	Series C, Rev., VRDO, 0.120%, 03/01/10	14,650
50,910	Subseries A-3, Rev., VRDO, 0.220%, 03/01/10	50,910
35,815	Subseries C-4, Rev., VRDO, 0.150%, 03/01/10	35,815
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.200%, 03/03/10	3,960
18,800	Series 3, Subseries 3-B, Rev., VRDO, 0.120%, 03/01/10	18,800
9,400	Series 3, Subseries 3-C, Rev., VRDO, 0.220%, 03/01/10	9,400
31,125	Series 3, Subseries 3-D, Rev., VRDO, 0.220%, 03/01/10	31,125
10,420	Series 3, Subseries 3-H, Rev., VRDO, 0.120%, 03/01/10	10,420
8,000	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.120%, 03/01/10	8,000
	New York City, Fiscal 2008,
21,000	Subseries D-3, GO, VRDO, 0.160%, 03/01/10	21,000
30,940	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	30,940
28,500	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/10	28,500
7,850	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.190%, 03/01/10	7,850
11,110	Subseries J-10, GO, VRDO, 0.160%, 03/01/10	11,110
3,750	Subseries J-11, GO, VRDO, 0.190%, 03/01/10	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.210%, 03/04/10	49,500
	New York Liberty Development Corp.,
31,960	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.350%, 03/04/10	31,960
178,000	Series A, Rev., VAR, 0.500%, 10/12/10	178,000
3,200	New York Local Government Assistance Corp., Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.190%, 03/03/10	3,200
27,950	New York State Dormitory Authority, Series PT-3639, Rev., VRDO, NATL-RE-IBC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	27,950
102,100	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 0.240%, 03/03/10	102,100
	New York State Dormitory Authority, Mental Health Services,
11,345	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	11,345
7,405	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	7,405
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	10,490
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	1,800
87,005	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	87,005
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/01/10	8,000
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	4,100
52,800	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	52,800
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.190%, 03/01/10	4,200
23,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	23,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,200
8,900	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/10	8,900
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	9,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
98,900	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	98,900
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	45,900
39,000	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	39,000
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO , FNMA, LIQ: FNMA, 0.150%, 03/01/10	7,050
22,730	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	22,730
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	11,300
50,410	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	50,410
2,000	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	2,000
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	7,700
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/03/10	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	100
	New York State Housing Finance Agency, Worth Street,
3,400	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,400
2,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	2,100
	New York State Local Government Services Corp.,
15,300	Series F, Rev., VRDO, LOC: Societe Generale, 0.180%, 03/03/10	15,300
7,200	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/03/10	7,200
10,300	New York State Local Government Services Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.200%, 03/01/10	10,300
25,000	New York State Urban Development Corp., Various State Facilities, Series A3C, Rev., VRDO, 0.230%, 03/01/10	25,000
17,537	Suffolk County, GO, VRDO, BAN, 2.000%, 10/29/10	17,722
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 0.210%, 03/01/10	505
1,035	Subseries B-3, Rev., VRDO, 0.250%, 03/01/10	1,035
84,840	Subseries B-4, Rev., VRDO, 0.220%, 03/01/10	84,840
25,600	Subseries CD, Rev., VRDO, AGM, 0.190%, 03/01/10	25,600
	Trust for Cultural Resources, Lincoln Center,
11,130	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/10	11,130
6,450	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	6,450
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	17,890
		3,211,094
	North Carolina — 3.8%
27,460	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.200%, 03/04/10	27,460
8,360	Charlotte North Carolina, Equipment Acquisition Facilities, Series A, COP, 3.000%, 06/01/10	8,410
26,945	Charlotte-Mecklenburg, Hospital Authority, Series D, Rev., VRDO, 0.140%, 03/01/10	26,945
30,560	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.219%, 03/03/10	30,560
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.200%, 03/04/10	4,590

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
1,000	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.210%, 03/03/10	1,000
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 0.220%, 03/03/10	22,690
30,000	Mecklenburg County, Series D, GO, VRDO, 0.300%, 03/01/10	30,000
17,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,900
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	48,000
7,390	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	7,390
18,430	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	18,430
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	11,350
16,730	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	16,730
6,645	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	6,645
4,280	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 03/01/10	4,280
87,550	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.140%, 03/01/10	87,550
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.180%, 03/03/10	28,900
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	45,205
15,170	North Carolina Medical Care Commission, Iredell Memorial Hospital, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	15,170
	North Carolina Medical Care Commission, Moses Cone Health System,
34,350	Series A, Rev., VRDO, 0.180%, 03/01/10	34,350
32,300	Series B, Rev., VRDO, 0.180%, 03/01/10	32,300
27,220	North Carolina Medical Care Commission, Randolph Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	27,220
5,000	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	5,000
32,600	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.220%, 03/01/10	32,600
42,605	North Carolina State University at Raleigh, Series A, Rev., VRDO, 0.190%, 03/01/10	42,605
78,635	Raleigh Durham Airport Authority, Series B, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.250%, 03/01/10	78,635
14,680	State of North Carolina, Series C, GO, VRDO, 0.180%, 03/01/10	14,680
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,180
5,560	Series D, GO, VRDO, 0.190%, 03/01/10	5,560
22,000	Union County, Series B, GO, VRDO, 0.150%, 03/01/10	22,000
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	19,800
	University of North Carolina at Chapel Hill, University Hospital,
39,440	Series A, Rev., VRDO, 0.140%, 03/01/10	39,440
6,120	Series A, Rev., VRDO, 0.160%, 03/04/10	6,120
28,010	Series A, Rev., VRDO, 0.180%, 03/01/10	28,010
21,360	Series B, Rev., VRDO, 0.160%, 03/01/10	21,360
10,700	Wake County, School, Series B, GO, VRDO, 0.190%, 03/04/10	10,700
		880,765
	North Dakota — 0.1%
11,685	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.160%, 03/01/10	11,685

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Dakota — Continued
	North Dakota State Housing Finance Agency, Home Mortgage,
2,000	Series A, Rev., VRDO, 0.220%, 03/03/10	2,000
7,490	Series A, Rev., VRDO, 0.240%, 03/03/10	7,490
9,205	Series B, Rev., VRDO, 0.240%, 03/03/10	9,205
		30,380
	Ohio — 1.7%
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.180%, 03/01/10	1,375
3,060	County of Hamilton, Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	3,060
11,450	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	11,450
5,895	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	5,895
4,400	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.160%, 03/01/10	4,400
66,800	Franklin County, Ohio Health Facilities, Series A, Rev., VRDO, 0.190%, 03/01/10	66,800
28,955	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/01/10	28,955
27,235	Montgomery County, Kettering Health, Series A, Rev., VRDO, AGM, 0.200%, 03/01/10	27,235
7,350	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.270%, 03/01/10	7,350
20,175	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.180%, 03/01/10	20,175
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
19,100	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	19,100
23,470	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.180%, 03/01/10	23,470
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
16,335	Series A, Rev., VRDO, 0.130%, 03/01/10	16,335
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	900
10,450	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,450
1,430	Ohio State Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	1,430
1,200	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.140%, 03/01/10	1,200
23,050	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.250%, 03/03/10	23,050
31,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	31,355
77,010	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	77,010
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 03/01/10	1,800
		382,795
	Oklahoma — 0.5%
	Oklahoma State Capital Improvement Authority, Higher Education,
19,105	Series D1, Rev., VRDO, 0.160%, 03/01/10	19,105
20,500	Series D2, Rev., VRDO, 0.160%, 03/01/10	20,500
15,000	Series D3, Rev., VRDO, 0.160%, 03/01/10	15,000
30,000	Series D4, Rev., VRDO, 0.160%, 03/01/10	30,000
12,650	Oklahoma Turnpike Authority, Second Series, Series D, Rev., VRDO, 0.160%, 03/01/10	12,650
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 03/04/10	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	14,665
		122,410
	Oregon — 0.9%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	13,700
7,115	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 03/04/10	7,115

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Oregon — Continued
	Oregon State Housing & Community Services Department, Single Family Mortgage Program,
35,000	Series F, Rev., VRDO, AMT, 0.200%, 03/04/10	35,000
30,000	Series H, Rev., VRDO, AMT, 0.210%, 03/04/10	30,000
57,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.200%, 03/01/10	57,700
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.170%, 03/01/10	7,800
	State of Oregon,
40,000	GO, TAN, 2.500%, 06/30/10	40,268
23,700	Series 73-F, GO, VRDO, 0.220%, 03/03/10	23,700
		215,283
	Other Territories — 4.3%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
8,635	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	8,635
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	8,445
10,240	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,240
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	12,825
66,925	Series DB-331 , Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	66,925
15,600	Series DB-339, Rev., VRDO, AGM AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	15,600
12,010	Series DB-343, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	12,010
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
108,087	Series M017, Class A, Rev., VRDO, FHLMC, 0.200%, 03/04/10	108,087
19,215	Series M019, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	19,215
27,416	Series M020, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	27,416
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	51,850
38,620	Series PPT-0034, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/03/10	38,620
93,025	Series PPT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	93,025
209,805	Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	209,805
251,635	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	251,635
27,930	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.350%, 03/01/10	27,930
8,570	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.300%, 03/04/10	8,570
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.360%, 03/01/10 (e)	19,940
		998,273
	Pennsylvania — 3.0%
23,875	Allegheny County Higher Education Building Authority, Carnegie Mellon University, Rev., VRDO, 0.130%, 03/01/10	23,875
18,247	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.350%, 03/01/10	18,247
28,100	Allegheny County, IDA, University of Pittsburgh Medical Center, Children’s Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	28,100
7,555	Beaver County IDA, Firstenergy Generation, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	7,555
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Rev., VRDO, LOC: Citibank N.A., 0.170%, 03/03/10	12,600
8,700	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.170%, 03/01/10	8,700
31,000	City of Philadelphia, Gas Works, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	31,000
25,000	Dallastown Area School District, GO, VAR, 2.030%, 04/01/10	25,028
36,310	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	36,310
10,500	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.120%, 03/01/10	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.220%, 03/04/10	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.170%, 03/04/10	11,700
9,015	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	9,015
19,200	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.130%, 03/01/10	19,200
	Montgomery County IDA, Philadelphia Presbyterian Homes,
30,735	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	30,735
9,700	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	9,700
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	4,710
2,105	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.200%, 03/04/10	2,105
16,780	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	16,780
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/03/10	21,530
1,435	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/03/10	1,435
2,500	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University, Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.160%, 03/03/10	2,500
9,815	Pennsylvania Housing Finance Agency, Series 88-B, Rev., VRDO, 0.220%, 03/01/10	9,815
5,875	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.180%, 03/03/10	5,875
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.190%, 03/01/10	10,000
34,955	Series 98-C, Rev., VRDO, AMT, 0.220%, 03/01/10	34,955
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	26,100
1,400	Pennsylvania Turnpike Commission, Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	1,400
10,500	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/03/10	10,500
160,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	160,937
30,000	RBC Municipal Products, Inc. Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.200%, 03/04/10	30,000
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-15, Rev., VRDO, LIQ: Royal Bank of Canada, 0.200%, 03/04/10 (e)	20,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	14,000
14,160	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	14,160
		685,457
	Rhode Island — 1.0%
23,380	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.180%, 03/01/10	23,380
2,145	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/03/10	2,145
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,400	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	11,400
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/03/10	6,650

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
13,900	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	13,900
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.310%, 03/01/10	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.310%, 03/01/10	19,900
135,000	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	135,882
		220,257
	South Carolina — 0.8%
41,100	Charleston County School District Development Corp., GO, SCSDE, 2.000%, 04/01/10	41,155
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/03/10	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.180%, 03/04/10	17,760
20,100	City of Columbia, Waterworks & Sewer System, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	20,100
12,215	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	12,215
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	16,370
14,735	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	14,735
19,700	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	19,700
9,770	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.130%, 03/01/10	9,770
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	900
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	18,000
1,820	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	1,820
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York N.A., 0.250%, 03/01/10	4,600
4,150	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	4,150
460	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 03/04/10	460
		184,735
	South Dakota — 0.7%
16,960	South Dakota Health & Educational Facilities Authority, Series 3109, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	16,960
28,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	28,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
15,000	Series A, Rev., VRDO, 0.160%, 03/01/10	15,000
45,000	Series C, Rev., VRDO, 0.200%, 03/01/10	45,000
12,000	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	12,000
19,200	Series C-1, Rev., VRDO, 0.260%, 03/01/10	19,200
10,300	Series D, Rev., VRDO, 0.200%, 03/01/10	10,300
5,000	Series F, Rev., VRDO, 0.360%, 03/01/10	5,000
5,000	Series G, Rev., VRDO, 0.210%, 03/01/10	5,000
		156,460
	Tennessee — 2.0%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	20,165
14,495	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	14,495
2,900	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	2,900
9,485	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	9,485
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.200%, 03/01/10	19,110
10,365	Chattanooga Health Educational & Housing Facility Board, Hospital Siskin Rehabilitation Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,365

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
24,700	City of Memphis, GO, BAN, 2.000%, 05/18/10	24,777
11,230	Clarksville Public Building Authority, Metropolitan Nashville & Davidson, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	11,230
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
65,495	Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	65,495
3,040	Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	3,040
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	3,000
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/04/10	14,475
38,250	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health, Rev., VRDO, 0.350%, 03/01/10	38,250
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,600	Series A, Rev., VRDO, 0.150%, 03/04/10	6,600
13,045	Series B, Rev., VRDO, 0.150%, 03/04/10	13,045
13,490	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,490
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
116,035	Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	116,035
7,565	Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	7,565
	Sevier County Public Building Authority,
16,150	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	16,150
10,015	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,015
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.220%, 03/01/10	7,140
4,720	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	4,720
		451,742
	Texas — 8.4%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	9,100
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	1,200
16,968	City of Austin, Series PZ-157, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.500%, 03/01/10	16,968
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, AGM, LIQ: Societe Generale, 0.230%, 03/04/10	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.180%, 03/03/10 (e)	64,895
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.170%, 03/01/10 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.170%, 03/07/10 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.230%, 03/01/10	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,500
6,435	Series SG-159, Rev., VRDO, AGM, 0.230%, 03/04/10	6,435
17,345	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,345
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.160%, 03/01/10	19,040
14,550	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, NATL-RE, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.500%, 03/01/10	14,550

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
12,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	12,400
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,015	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	25,015
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.230%, 03/04/10	9,800
13,490	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	13,490
35,620	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 0.350%, 03/01/10	35,620
10,910	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,910
15,910	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,910
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	5,600
10,235	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	10,235
12,030	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.180%, 03/03/10	12,030
25,019	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	25,019
	Gulf Coast Waste Disposal Authority, Amoco Co. Project,
47,000	Rev., VRDO, 0.130%, 03/02/10	47,000
38,200	Rev., VRDO, 0.130%, 03/01/10	38,200
22,260	Gulf Coast Waste Disposal Authority, Exxon Project, Rev., VRDO, 0.120%, 03/01/10	22,260
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.210%, 03/03/10	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	35,000
50,600	Harris County Flood Control, GO, VRDO, 0.200%, 03/04/10 (e)	50,600
25,000	Houston Texas Apartment System, Sub Lien, Series B, Rev., AGM, 5.700%, 07/01/10 (p)	25,441
20,555	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 0.190%, 03/04/10	20,555
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.200%, 03/03/10 (e)	17,000
400	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Series A-2, Rev., VRDO, 0.110%, 03/01/10	400
24,490	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.180%, 03/03/10	24,490
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.210%, 03/03/10 (e)	5,455
5,770	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.230%, 03/04/10	5,770
55,735	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, AGM, 0.190%, 03/01/10	55,735
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 03/01/10	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	36,280
17,425	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.200%, 03/04/10	17,425
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.250%, 03/01/10	600
15,335	Puttable Floating Option Tax-Exempt Receipts, Series MT-635, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10 (e)	15,335

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,300	Southeast Texas Housing Finance Corp.,Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/03/10	9,300
505,250	State of Texas, TRAN, 2.500%, 08/31/10	510,424
23,000	State of Texas, College Student Loan, GO, VRDO, 0.240%, 03/04/10	23,000
	State of Texas, Veterans Housing Assistance Fund,
6,800	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.200%, 03/01/10	6,800
7,080	Series II-A, GO, VRDO, 0.210%, 03/01/10	7,080
17,250	Series II-A, GO, VRDO, 0.230%, 03/01/10	17,250
19,000	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 0.230%, 03/01/10	19,000
17,740	Series II-B, GO, VRDO, VA GTD, 0.230%, 03/01/10	17,740
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 03/03/10	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	9,950
1,015	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	1,015
	Texas Municipal Gas Acquisition & Supply Corp. I,
301,160	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	301,160
57,000	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	57,000
18,125	Series MT-365, Rev., VRDO, 0.800%, 03/01/10	18,125
12,480	Texas State Turnpike Authority, Series ROCS-RR-II-R-12293, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	12,480
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	23,650
4,690	University of Texas, Financing System, Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.160%, 03/01/10	4,690
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	9,705
		1,925,572
	Utah — 1.1%
	Central Utah Water Conservancy District,
49,700	Series A, Rev., VRDO, 0.210%, 03/03/10	49,700
13,400	Series B, GO, VRDO, 0.210%, 03/01/10	13,400
32,470	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.210%, 03/01/10	32,470
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.170%, 03/01/10	6,000
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	10,080
11,100	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	11,100
	Utah Housing Corp., Single Family Mortgage,
14,000	Series A, Class I, Rev., VRDO, 0.210%, 03/03/10	14,000
5,680	Series A, Class I, Rev., VRDO, 0.260%, 03/03/10	5,680
16,000	Series B, Class I, Rev., VRDO, 0.210%, 03/03/10	16,000
6,280	Series E-1, Class I, Rev., VRDO, 0.260%, 03/03/10	6,280
12,945	Series I, Rev., VRDO, 0.200%, 03/03/10	12,945
	Utah Housing Finance Agency, Single Family Mortgage,
3,730	Series C-1, Class I, Rev., VRDO, 0.260%, 03/03/10	3,730
7,495	Series D-1, Rev., VRDO, AMT, 0.260%, 03/03/10	7,495
7,640	Series E-1, Rev., VRDO, AMT, 0.260%, 03/03/10	7,640
6,765	Series F-2, Class I, Rev., VRDO, 0.230%, 03/03/10	6,765
11,250	Utah Transit Authority, Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,250

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utah — Continued
13,395	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,395
		252,930
	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.210%, 03/04/10	15,475
	Virginia — 0.9%
6,360	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	6,360
4,400	Fairfax County EDA, Public Broadcasting Services Project , Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/04/10	4,400
24,685	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	24,685
25,265	Fairfax County IDA, Inova Health System Project, Series A-1, Rev., VRDO, 0.170%, 03/01/10	25,265
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	9,500
16,595	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.180%, 03/03/10	16,595
11,000	Loudoun County IDA, Howard Hughes Medical Center, Series B, Rev., VRDO, 0.150%, 03/01/10	11,000
16,865	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	16,865
4,610	Norfolk EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	4,610
25,000	Norfolk EDA, Sentara Healthcare, Series B, Rev., VRDO, 0.700%, 05/01/10	25,000
4,100	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.130%, 03/01/10	4,100
200	Virginia College Building Authority, Shenandoah University Project, Rev., VRDO, LOC: Branch Banking & Trust, 0.150%, 03/01/10	200
	Virginia College Building Authority, University of Richmond Project,
27,245	Rev., VRDO, 0.130%, 03/01/10	27,245
22,750	Rev., VRDO, 0.170%, 03/01/10	22,750
6,200	Virginia Commonwealth University, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/01/10	6,200
13,930	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	13,930
		218,705
	Washington — 1.5%
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.210%, 03/03/10	4,000
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	8,915
11,295	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10 (e)	11,295
10,800	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009 , GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,800
42,100	Port of Tacoma, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	42,100
825	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 03/03/10	825
10,000	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	10,000
	State of Washington, MERLOTS,
21,575	Series B-22, GO, VRDO, AGM, 0.180%, 03/03/10	21,575
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 0.180%, 03/03/10	28,995
33,160	Series B-23, GO, VRDO, NATL-RE, 0.180%, 03/03/10	33,160
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 03/01/10	5,000
20,300	Washington Health Care Facilities Authority, Multicare Health System, Series D, Rev., VRDO, AGM, 0.130%, 03/01/10	20,300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
6,870	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	6,870
12,000	Washington Health Care Facilities Authority, Swedish Health Services, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	12,000
11,845	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.270%, 03/01/10	11,845
9,900	Washington State Housing Finance Commission, Bush School Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	9,900
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 03/04/10	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/01/10	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/04/10	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,700
4,720	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/04/10	4,720
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	25,000
14,745	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	14,745
		338,415
	West Virginia — 0.1%
19,405	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	19,405
	Wisconsin — 3.3%
	City of Milwaukee,
73,000	RAN, 2.000%, 06/30/10	73,358
15,000	RAN, 2.500%, 06/30/10	15,097
91,200	Puttable Floating Option Tax-Exempt Receipts, Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10 (e)	91,200
33,500	Racine Unified School District, GO, TRAN, 2.000%, 07/12/10	33,668
280,000	State of Wisconsin, Rev., 2.500%, 06/15/10	281,638
16,000	University Hospitals & Clinics Authority, Rev., AGM, 6.200%, 04/01/10 (p)	16,236
	Wisconsin Health & Educational Facilities Authority,
19,260	Series 3114, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	19,260
24,715	Series PT-761, Rev., VRDO, NATL-RE, 0.570%, 03/01/10	24,715
26,235	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VRDO, 0.600%, 03/15/10	26,235
17,875	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	17,875
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.200%, 03/01/10	25,650
	Wisconsin Housing & EDA,
44,895	Series A, Rev., VRDO, 0.230%, 03/01/10	44,895
75,000	Series D, Rev., VRDO, LOC: FNMA, 0.200%, 03/01/10	75,000
2,160	Series E, Rev., VRDO, 0.150%, 03/01/10	2,160
		761,987
	Wyoming — 0.3%
21,870	Kemmerer, PCR, Exxon Project, Rev., VRDO, 0.120%, 03/01/10	21,870
	Lincoln County, PCR, Exxon Project,
18,860	Series B, Rev., VRDO, 0.120%, 03/01/10	18,860
10,640	Series C, Rev., VRDO, 0.120%, 03/01/10	10,640
13,050	Series D, Rev., VRDO, 0.120%, 03/01/10	13,050

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wyoming — Continued
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.480%, 03/01/10	10,600
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.270%, 03/01/10	4,955
		79,975
	Total Municipal Bonds (Cost $22,266,806)	22,266,806
Municipal Commercial Paper — 1.8%
	Arizona — 0.1%
20,000	Phoenix Civic Improvement Corp., 0.300%, 03/10/10	20,000
	District of Columbia — 0.2%
	Metropolitan Washington Airports Authority,
21,500	0.300%, 04/05/10	21,500
22,000	0.320%, 05/14/10	22,000
		43,500
	Florida — 0.4%
50,000	Alachua County Health Facilities Authority, Series 08-A, 0.260%, 04/07/10	50,000
41,459	Florida Local Government Finance Commission, Series A, 0.350%, 03/05/10 (m)	41,459
		91,459
	Massachusetts — 0.2%
45,600	Massachusetts Water Resources Authority, 0.330%, 04/15/10	45,600
	Texas — 0.8%
	Texas Municipal Power Agency,
85,000	0.250%, 04/01/10	85,000
97,200	0.280%, 04/01/10	97,200
		182,200
	Washington — 0.1%
39,215	Port of Seattle, Series A-2, 0.330%, 05/03/10	39,215
	Total Municipal Commercial Paper (Cost $421,974)	421,974
	Total Investments — 98.6% (Cost $22,688,780)*	22,688,780
	Other Assets in Excess of Liabilities — 1.4%	327,041
	NET ASSETS — 100.0%	$23,015,821

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.1% (n)
	District of Columbia — 1.0%
	Metropolitan Washington Airports Authority,
21,500	0.300%, 04/05/10	21,500
21,500	0.320%, 05/14/10	21,500
		43,000
	Florida — 0.9%
	Hillsborouh Aviation,
10,000	0.300%, 04/05/10	10,000
30,000	0.300%, 05/06/10	30,000
		40,000
	Indiana — 1.3%
34,000	Indiana Development Finance Authority, 0.350%, 03/12/10	34,000
24,000	State of Indiana, 0.330%, 04/09/10	24,000
		58,000
	Iowa — 0.2%
7,000	City of Des Moines, 0.350%, 03/05/10	7,000
	Michigan — 0.4%
16,000	Michigan State Housing Development Authority, 0.300%, 04/06/10	16,000
	New York — 0.3%
14,165	Port Authority of New York & New Jersey, 0.270%, 03/09/10	14,165
	Total Commercial Paper (Cost $178,165)	178,165
Daily Demand Notes — 13.8%
	Alaska — 0.5%
23,590	Eclipse Funding Trust, Solar Eclipse, Series 2007-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	23,590
	Colorado — 0.6%
24,035	Denver City & County, Airport, Subseries G1, Rev., VRDO, AGC, 0.150%, 03/01/10	24,035
	Delaware — 2.0%
85,000	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.180%, 03/01/10	85,000
	Florida — 0.3%
12,600	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	12,600
	Idaho — 0.1%
5,900	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, AGM, 0.190%, 03/01/10	5,900
	Indiana — 0.7%
30,000	Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Project, Series C-7, Rev., VRDO, AGM, 0.150%, 03/01/10	30,000
	Kentucky — 0.2%
6,800	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.170%, 03/01/10	6,800
	Louisiana — 0.5%
21,700	Calcasieu Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.160%, 03/01/10	21,700
	Massachusetts — 0.1%
2,600	Commonwealth of Massachusetts, Central Artery, Series A, GO, VRDO, 0.170%, 03/01/10	2,600
	Michigan — 0.4%
16,200	Michigan State University, Series A, Rev., VRDO, 0.140%, 03/01/10	16,200
2,500	University of Michigan, Hospital, Series A-2, Rev., VRDO, 0.130%, 03/01/10	2,500
		18,700
	Missouri — 0.5%
19,650	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.150%, 03/01/10	19,650
	Nevada — 0.8%
34,850	Clark County School District, Series B, GO, VRDO, AGM, 0.160%, 03/01/10	34,850
	New Jersey — 0.5%
23,400	New Jersey Economic Development Authority, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	23,400
	New York — 4.1%
31,900	New York City Housing Development Corp., Multi-Family Housing, Series H-2-B, Rev., VRDO, AMT, 0.170%, 03/01/10	31,900
16,935	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.150%, 03/01/10	16,935

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	New York — Continued
	New York City, Fiscal 2008,
47,320	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	47,320
10,000	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.190%, 03/01/10	10,000
	New York Mortgage Agency,
14,000	Series 142, Rev., VRDO, AMT, 0.170%, 03/01/10	14,000
15,000	Series 144, Rev., VRDO, AMT, 0.170%, 03/01/10	15,000
20,000	New York Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, 0.170%, 03/01/10	20,000
20,600	Port Authority of New York & New Jersey, Versatile Structure Obligation, Series 1R, Rev., VRDO, 0.170%, 03/01/10	20,600
		175,755
	Ohio — 0.8%
2,100	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10 (m)	2,100
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
15,480	Series A, Rev., VRDO, 0.130%, 03/01/10	15,480
300	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	300
2,100	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	2,100
2,000	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.140%, 03/01/10	2,000
4,030	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	4,030
1,800	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.130%, 03/01/10	1,800
3,200	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	3,200
4,600	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 03/01/10	4,600
		35,610
	Oregon — 0.4%
675	Medford Hospital Facilities Authority, Rogue Vy Manor Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	675
17,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	17,300
		17,975
	Tennessee — 0.5%
19,410	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	19,410
	Texas — 0.6%
9,800	Harris County Industrial Development Corp., Rev., VRDO, 0.170%, 03/01/10	9,800
8,000	San Gabriel Industrial Development Corp., Airborn, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	8,000
10,000	Schertz-Seguin Local Government Corp., Series SG 151, Rev., VRDO, AGM, LIQ: Societe Generale, 0.160%, 03/01/10	10,000
		27,800
	Virginia — 0.2%
10,400	Norfolk Redevelopment & Housing Authority, Old Dominion University Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,400
	Total Daily Demand Notes (Cost $595,775)	595,775
Municipal Bonds — 12.9%
	Connecticut — 0.7%
	City of Hartford,
8,150	GO, 2.000%, 04/15/10	8,165
7,500	GO, BAN, 3.000%, 04/15/10	7,514
12,970	City of New Britain, GO, BAN, 3.000%, 03/30/10	12,987
		28,666
	Illinois — 0.4%
16,000	Will & Kendall Counties Community Consolidated School District 202, Rev., TAN, 1.000%, 08/30/10	16,040
	Indiana — 0.5%
19,875	Indianapolis Local Public Improvement Bond Bank, Series F-2, Rev., 0.800%, 03/09/10	19,875
	Massachusetts — 0.2%
9,000	City of Brockton, GO, BAN, 2.000%, 05/14/10	9,023

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — 1.5%
12,438	Hopatcong Borough, GO, BAN, 2.500%, 08/06/10	12,491
28,005	Township of Cherry Hill, GO, BAN, 2.000%, 10/19/10	28,235
24,370	Township of Livingston, GO, BAN, 1.250%, 01/24/11	24,551
		65,277
	New York — 6.2%
	City of Newburgh,
5,610	GO, TAN, 4.000%, 11/30/10	5,672
10,000	Series B, GO, BAN, 4.000%, 11/30/10	10,091
15,000	Elmira City School District, GO, BAN, 1.500%, 02/17/11	15,108
9,080	Gouverneur Central School District, School Construction, GO, BAN, 2.750%, 06/25/10	9,108
13,346	Hamburg Central School District, GO, BAN, 2.250%, 07/01/10	13,384
15,750	Lowville Central School District, GO, BAN, 2.500%, 07/09/10	15,808
27,480	Moravia Central School District, GO, BAN, 2.000%, 06/25/10	27,514
40,000	New York Liberty Development Corp., Series A, Rev., VAR, 0.500%, 10/12/10	40,000
13,253	North Tonawanda City School District, GO, BAN, 2.000%, 09/23/10	13,327
13,220	Oneonta City School District, Series 2009A, GO, BAN, 2.000%, 06/24/10	13,251
12,415	Otego-Unadilla Central School District, GO, BAN, 2.750%, 08/06/10	12,481
9,000	Owego Apalachin Central School District, GO, BAN, 1.500%, 08/19/10	9,025
14,467	Phoenix Central School District, GO, BAN, 1.500%, 07/30/10	14,513
15,827	Salamanca City School District, GO, BAN, 2.500%, 04/01/10	15,849
14,806	Town of East Hampton, Series C, GO, BAN, 2.250%, 06/03/10	14,849
12,075	Town of Poughkeepsie, Series B, GO, BAN, 2.000%, 03/19/10	12,077
26,435	Village of Haverstraw, GO, BAN, 1.500%, 03/12/10	26,439
		268,496
	Ohio — 1.6%
16,350	City of Akron, Various Purpose, GO, BAN, 1.250%, 12/09/10 (m)	16,413
5,330	City of Elyria, Various Purpose Improvement, GO, BAN, 2.500%, 06/17/10	5,338
17,000	City of Marysville, Waste Water, GO, BAN, 1.500%, 06/02/10	17,021
31,000	Wells Fargo State Trust, Series 79-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.500%, 05/13/10 (e)	31,000
		69,772
	Pennsylvania — 1.5%
16,380	Dallastown Area School District, GO, VAR, 2.030%, 04/01/10	16,398
10,000	Hamburg Area School District, GO, VAR, 2.020%, 05/01/10	10,018
21,660	Manheim Central School District, GO, VAR, 2.030%, 04/01/10	21,681
15,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	15,088
		63,185
	Utah — 0.3%
15,000	Central Utah Water Conservancy District, Series A, Rev., BAN, 2.000%, 07/22/10	15,047
	Total Municipal Bonds (Cost $555,381)	555,381
Weekly Demand Notes — 69.3%
	Alabama — 0.3%
7,800	Daphne-Villa Mercy Special Care Facilities Financing Authority, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/03/10	7,800
5,000	Pell City Special Care Facilities, Noland Health Services, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	5,000
		12,800
	Arizona — 0.3%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.270%, 03/01/10	13,995
	California — 2.8%
40,000	California Housing Finance Agency, Home Mortgage, Series H, Rev., VRDO, AMT, 0.150%, 03/03/10	40,000
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.210%, 03/01/10	15,000
22,505	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, LIQ: FHLMC, 0.270%, 03/01/10	22,505

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
28,995	Southern California Home Financing Authority, Single Family Mortgage, Series B, Rev., VRDO, AMT, LOC: FNMA, 0.190%, 03/03/10	28,995
15,975	Wells Fargo State Trust, Series 15-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.230%, 03/04/10 (e)	15,975
		122,475
	Colorado — 6.3%
46,950	City of Colorado Springs, Utilities, Sub Lien, Series B, Rev., VRDO, 0.250%, 03/01/10	46,950
11,000	Colorado Housing & Finance Authority, Series A-3, Class 1, Rev., VRDO, AMT, 0.220%, 03/01/10	11,000
19,090	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series I-B2, Rev., VRDO, AMT, 0.210%, 03/01/10	19,090
	Colorado Housing & Finance Authority, Single Family Mortgage,
25,445	1-B-3 Class Shares, Rev., VRDO, AMT, 0.210%, 03/01/10	25,445
30,000	Class I-B2, Rev., VRDO , LIQ: Barclays Bank plc, 0.230%, 03/01/10	30,000
24,000	Series A-2, Class I, Rev., VRDO, AMT, 0.210%, 03/01/10	24,000
50,000	Series B-3, Class II, Rev., VRDO, AMT, 0.250%, 03/01/10	50,000
15,000	Series IB-3, Rev., VRDO, AMT, 0.210%, 03/01/10	15,000
3,100	Colorado Student Obligation Bond Authorty, CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.220%, 03/01/10	3,100
	Denver City & County, Airport,
8,200	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.230%, 03/03/10	8,200
14,250	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.230%, 03/03/10	14,250
	Deutsche Bank Spears/Lifers Trust Various States,
4,100	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	4,100
21,235	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	21,235
		272,370
	Delaware — 0.2%
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	10,150
	District of Columbia — 0.6%
25,000	Metropolitan Washington Airports Authority, Subseries A-1, Rev., VRDO, 0.300%, 03/01/10	25,000
	Florida — 2.5%
15,000	City of Fort Myers, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	15,000
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/01/10	17,800
15,990	Florida Housing Finance Corp., Boynton Bay Apartments, Rev., VRDO, LOC: Citibank N.A., 0.300%, 03/01/10	15,990
10,170	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.420%, 03/01/10	10,170
7,095	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.250%, 03/01/10	7,095
5,025	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/01/10	5,025
23,150	Orange County School Board, Series B, COP, VRDO, AGC, 0.220%, 03/01/10	23,150
4,455	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/04/10	4,455
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	11,270
		109,955
	Georgia — 1.2%
20,000	Eclipse Funding Trust, Solar Eclipse, Atlanta, Series 2006-0024, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	20,000
32,670	Fulton County Development Authority, Flightsafety International, Inc. Project, Series B, Rev., VRDO, 0.250%, 03/01/10	32,670
		52,670
	Idaho — 1.8%
13,200	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	13,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Idaho — Continued
	Idaho Housing & Finance Association, Single Family Mortgage,
8,915	Series C, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	8,915
8,790	Series C, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	8,790
10,285	Series D, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	10,285
20,405	Series E, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	20,405
9,010	Series F, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	9,010
5,995	Series F-1, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	5,995
		76,600
	Illinois — 1.3%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.220%, 03/03/10	2,400
2,271	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.300%, 03/03/10	2,271
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/03/10	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/01/10	10,000
7,050	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/01/10	7,050
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.210%, 03/04/10	10,000
1,430	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.280%, 03/01/10	1,430
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.380%, 03/01/10	7,300
		55,336
	Indiana — 0.8%
9,470	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.230%, 03/04/10	9,470
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO , LOC: Lasalle Bank N.A., 0.500%, 03/01/10	4,100
20,965	Indiana Housing & Community Development Authority, Series A-2, Rev., VRDO, AMT, LOC: FNMA, 0.200%, 03/01/10	20,965
		34,535
	Kansas — 0.8%
36,000	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.250%, 03/01/10	36,000
	Louisiana — 0.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.380%, 03/01/10 (m)	4,600
	Maine — 0.2%
10,000	Maine State Housing Authority, Series D, Rev., VRDO, AMT, 0.260%, 03/04/10	10,000
	Maryland — 1.1%
5,290	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,290
26,535	Maryland Community Development Administration, Residential, Rev., VRDO, 0.200%, 03/01/10	26,535
15,990	Wells Fargo State Trust, Series 32-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.250%, 03/04/10 (e)	15,990
		47,815
	Massachusetts — 1.6%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.290%, 03/01/10	16,050
14,100	Massachusetts Development Finance Agency, Multi-Family Housing, Claredon Street, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.330%, 03/01/10	14,100
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	27,540
10,635	Wells Fargo State Trust, Series 37-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.250%, 03/04/10 (e)	10,635
		68,325
	Michigan — 5.2%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.210%, 03/01/10	3,550

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
14,610	City of Detroit, Series PT-3756, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.450%, 03/01/10	14,610
	Detroit City School District,
2,000	Series DCL 045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	2,000
13,500	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	13,500
8,375	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.220%, 03/04/10 (e)	8,375
2,285	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	2,285
925	Holt Public Schools, GO, VRDO, Q-SBLF, 0.250%, 03/04/10	925
2,500	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	2,500
	Michigan State Housing Development Authority,
32,750	Series C, Rev., VRDO, 0.230%, 03/01/10	32,750
18,785	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	18,785
30,855	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	30,855
4,300	Series D, Rev., VRDO, AMT, 0.300%, 03/01/10	4,300
35,250	Series E, Rev., VRDO, AMT, 0.290%, 03/01/10	35,250
1,800	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	1,800
395	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	395
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	5,000
10,900	Puttable Floating Option Tax-Exempt Receipts, Series MT-617, Rev., VRDO, AGM, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	10,900
	RBC Municipal Products, Inc. Trust, Floater Certificates,
18,680	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	18,680
18,750	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	18,750
		225,210
	Minnesota — 0.9%
8,610	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.250%, 03/03/10	8,610
	Minnesota Housing Finance Agency, Residential Housing,
15,700	Series B, Rev., VRDO, AMT, 0.200%, 03/01/10	15,700
7,595	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	7,595
7,000	Series F, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.200%, 03/01/10	7,000
		38,905
	Missouri — 0.3%
13,885	Lehman Municipal Trust Receipts, Various States, Series 06-K82, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/01/10	13,885
	Montana — 0.4%
17,030	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.250%, 03/03/10	17,030
	Nebraska — 1.4%
	Nebraska Investment Finance Authority, Single Family Housing,
14,910	Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.240%, 03/01/10	14,910
32,350	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.240%, 03/01/10	32,350
14,400	Series J, Rev., VRDO, AMT, 0.240%, 03/01/10	14,400
		61,660
	Nevada — 4.7%
	Clark County, Airport, Sub Lien,
29,000	Series A-1, Rev., VRDO, AMT, AGM, 0.230%, 03/01/10	29,000
75,000	Series C-1, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.260%, 03/01/10	75,000
75,000	Clark County, McCarran Internaitonal Airport, Passenger Facility, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.260%, 03/01/10	75,000
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 03/04/10	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Nevada — Continued
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	16,100
		201,800
	New Jersey — 0.2%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.300%, 03/01/10	6,955
	New Mexico — 1.8%
	New Mexico Educational Assistance Foundation, Educational Loans,
10,000	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/01/10	10,000
9,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.230%, 03/01/10	9,050
60,000	New Mexico Municipal Energy Acquisition Authority, Rev., VRDO, 0.190%, 03/01/10	60,000
		79,050
	New York — 3.0%
35,000	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.240%, 03/04/10	35,000
9,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	9,400
17,600	New York City Housing Development Corp., Multi-Family Housing, Queens Family Courthouse Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/01/10	17,600
9,600	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.210%, 03/01/10	9,600
20,000	New York State Housing Finance Agency, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/01/10	20,000
36,250	New York State Housing Finance Agency, Economic Development, Series C, Rev., VRDO, 0.210%, 03/01/10	36,250
3,300	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.240%, 03/04/10	3,300
		131,150
	North Carolina — 1.7%
24,000	Charlotte-Mecklenburg Hospital Authority, Series E, Rev., VRDO, AGM, 0.230%, 03/01/10	24,000
14,210	City of Raleigh, Rev., VRDO, 0.300%, 03/01/10	14,210
8,395	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/04/10	8,395
15,000	Montgomery County Industrial Facilities & Pollution Control Financing, Republic Service Project, Series 2000 , Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/03/10	15,000
10,000	Wake County, Series A, GO, VRDO, 0.220%, 03/01/10	10,000
		71,605
	North Dakota — 1.4%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.220%, 03/03/10	27,210
21,500	Series B, Rev., VRDO, 0.240%, 03/03/10	21,500
9,900	Series B, Rev., VRDO, AMT, 0.210%, 03/03/10	9,900
		58,610
	Ohio — 2.2%
1,115	Austin Trust, Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	1,115
2,600	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/01/10	2,600
2,395	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	2,395
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	5,550
395	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/01/10	395
13,880	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.240%, 03/01/10	13,880
2,415	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.230%, 03/01/10	2,415

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.210%, 03/03/10	1,200
1,050	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series C, Rev., VRDO, AMT, GNMA COLL, 0.210%, 03/01/10	1,050
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
24,575	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	24,575
3,700	Series E, Rev., VRDO, AMT, 0.200%, 03/01/10	3,700
15,150	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.210%, 03/01/10	15,150
10,000	Series F, Rev., VRDO, GNMA COLL, 0.180%, 03/01/10	10,000
4,500	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	4,500
5,350	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/01/10	5,350
1,830	Wells Fargo State Trust, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	1,830
		95,705
	Oregon — 0.3%
14,000	Oregon State Department of Administrative Services, Series ROCS RR II R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	14,000
	Other Territories — 4.1%
17,335	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: Federal Home Loan Bank, 0.200%, 03/04/10	17,335
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,810	Series M015, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	9,810
58,493	Series M017, Class A, Rev., VRDO, FHLMC, 0.200%, 03/04/10	58,493
45,820	Puttable Floating Option Tax-Exempt Receipts, Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	45,820
27,845	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.350%, 03/01/10	27,845
16,225	SunAmerica Trust, Various States, Series 2, Rev., VRDO, FHLMC, LOC: FHLMC, 0.300%, 03/04/10	16,225
		175,528
	Pennsylvania — 3.2%
	Delaware Valley Regional Financial Authority,
7,500	Series 2996, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10 (e)	7,500
16,960	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.220%, 03/01/10	16,960
10,000	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.220%, 03/04/10	10,000
12,755	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 0.350%, 03/01/10	12,755
900	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.410%, 03/04/10	900
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.200%, 03/03/10	6,000
	Pennsylvania Housing Finance Agency,
8,915	Series 89, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	8,915
17,000	Series 83C, Rev., VRDO, AMT, LOC: FNMA, 0.180%, 03/01/10	17,000
8,425	Series 84D, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	8,425
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
15,000	Series 82C, Rev., VRDO, AMT, 0.190%, 03/01/10	15,000
7,000	Series 90C, Rev., VRDO, AMT, 0.180%, 03/01/10	7,000
11,700	Series 91-B, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	11,700
17,615	Wells Fargo State Trust, Series 49-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10	17,615
		139,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	South Carolina — 0.5%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/03/10	5,700
15,000	South Carolina Jobs - Economic Development Authority, Woodlands at Furman Project, Series C, Rev., VRDO, LOC: Sovereign Bank FSB, 0.200%, 03/01/10	15,000
		20,700
	South Dakota — 1.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
31,000	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	31,000
17,000	Series G, Rev., VRDO, 0.210%, 03/01/10	17,000
		48,000
	Tennessee — 0.2%
8,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.260%, 03/01/10	8,000
	Texas — 5.2%
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 0.380%, 03/01/10	5,200
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	10,000
25,950	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	25,950
21,130	Hutto Independent School District, Series 2999, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	21,130
22,815	Matagorda County Navigation District No. 1, Series 2656, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	22,815
8,700	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.250%, 03/01/10	8,700
12,470	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	12,470
	State of Texas, Veterans Housing Assistance Fund,
15,490	GO, VRDO, 0.230%, 03/01/10	15,490
11,835	Series A, GO, VRDO, 0.210%, 03/01/10	11,835
10,425	Series B, GO, VRDO, 0.210%, 03/01/10	10,425
11,390	Series D, GO, VRDO, LOC: Sumitomo Trust & Banking Co., 0.230%, 03/01/10	11,390
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	31,970
14,800	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.300%, 03/04/10	14,800
14,150	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	14,150
6,355	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	6,355
		222,680
	Utah — 2.3%
10,280	North Davis County Sewer District, Series ROCS RR II R-11817, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	10,280
	Utah Housing Corp.,
7,145	Series A, Rev., VRDO, 0.260%, 03/03/10	7,145
13,680	Series B, Rev., VRDO, 0.200%, 03/03/10	13,680
9,710	Series C, Class I, Rev., VRDO, 0.200%, 03/03/10	9,710
16,585	Series C, Class I, Rev., VRDO, 0.260%, 03/03/10	16,585
12,490	Series E, Class I, Rev., VRDO, 0.260%, 03/03/10	12,490
12,370	Series F, Rev., VRDO, 0.260%, 03/03/10	12,370
	Utah Housing Corp., Single Family Mortgage,
9,885	Series A-2, Rev., VRDO, 0.260%, 03/03/10	9,885
5,395	Series C-1, Rev., VRDO, 0.260%, 03/03/10	5,395
		97,540
	Vermont — 0.3%
13,800	Vermont Housing Finance Agency, Single Family, Series 22, Rev., VRDO, AMT, AGM, 0.250%, 03/01/10	13,800
	Virginia — 1.7%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo S.A., 1.000%, 03/01/10	14,000

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Virginia — Continued
14,500	Fairfax County EDA, George Mason University Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	14,500
12,000	Fairfax County IDA, Rev., VRDO, 03/01/10 (w)	12,000
20,155	Norfolk Economic Development Authority, Rev., VRDO, 0.000%, 03/01/10 (w)	20,155
12,750	Virginia Housing Development Authority, MERLOTS, Rev., VRDO, 0.250%, 03/03/10	12,750
		73,405
	Washington — 2.0%
16,730	Tulalip Tribes of the Tulalip Reservation Special Revenue, Capital Projects, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 03/04/10	16,730
4,900	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/01/10	4,900
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.300%, 03/01/10	20,000
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/04/10	14,000
15,000	Wells Fargo State Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	15,000
		87,815
	West Virginia — 0.3%
5,975	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	5,975
6,050	West Virginia EDA, Appalachian Power Company, Series A, Rev., VRDO, LOC: Royal Bank of Scotland, 0.200%, 03/01/10	6,050
		12,025
	Wisconsin — 2.2%
	Wells Fargo State Trust,
16,795	Series 2009-2C, Rev., VRDO, 0.250%, 03/04/10 (e)	16,795
11,775	Series 43-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	11,775
	Wisconsin Housing & EDA,
5,325	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.250%, 03/04/10 (e)	5,325
9,800	Series A, Rev., VRDO, 0.250%, 03/01/10	9,800
18,700	Series C, Rev., VRDO, 0.210%, 03/01/10	18,700
25,300	Series C, Rev., VRDO, 0.250%, 03/01/10	25,300
5,690	Series C, Rev., VRDO, 0.260%, 03/01/10	5,690
		93,385
	Wyoming — 0.8%
	Wyoming Community Development Authority,
14,000	Series 4, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	14,000
10,000	Series 5, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	10,000
12,000	Series 8, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	12,000
		36,000
	Total Weekly Demand Notes (Cost $2,996,839)	2,996,839
	Total Investments — 100.1% (Cost $4,326,160)*	4,326,160
	Liabilities in Excess of Other Assets — (0.1)%	(2,870)
	NET ASSETS — 100.0%	$4,323,290

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

ACES	—	Automatically Convertible Securities
AGC	—	Insured by Assured Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BAN	—	Bond Anticipation Note
BHAC	—	Insured by Berkshire Hathaway Assurance Corp.
CCRC	—	Congregate Care Retirement Center
COLL	—	Collateral
COP	—	Certificate of Participation
CR	—	Custodial Receipts
DN	—	Discount Notes
EAGLE	—	Earning of accrual generated on local tax-exempt securities
EDA	—	Economic Development Authority
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
IBC	—	Insured Bond Certificates
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bank
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Insurance Corp.
MERLOTS	—	Municipal Exempt Receipts Liquidity Optional Tender
NATL	—	Insured by National Public Finance Guarantee Corp.
PCR	—	Pollution Control Revenue
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
RAN	—	Revenue Anticipation Note
RE	—	Reinsured
Rev.	—	Revenue
SCAGO	—	South Carolina Association of Governmental Organizations
SCSDE	—	South Carolina School District Enhancement
TAN	—	Tax Anticipation Note
TCRS	—	Transferable Custodial Receipts
TRAN	—	Tax & Revenue Anticipation Note
VA	—	Veterans Administration
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.
VRDO	—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2010.
XLCA	—	Insured by XL Capital Assurance
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(n)	—	The rate shown is the effective yield at the date of purchase.
(p)	—	Security is prerefunded or escrowed to maturity.
(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.
(w)	—	When-issued security.
(˜)	—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
*	—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$150,876,234	$12,148,818	$53,399,779	$6,844,964
Repurchase agreements, at value	2,563,719	151,792	24,567,294	8,571,099
Total investment securities, at value	153,439,953	12,300,610	77,967,073	15,416,063
Receivables:
Interest and dividends	52,682	3,907	7,213	9,271
Due from Affiliate (See Note 3)	—	—	204	37
Total Assets	153,492,635	12,304,517	77,974,490	15,425,371

LIABILITIES:
Payables:
Dividends	4,131	54	386	—	(a)
Investment securities purchased	904,021	218,004	—	274,981
Accrued liabilities:
Investment advisory fees	9,564	758	5,084	951
Administration fees	7,590	584	3,298	747
Shareholder servicing fees	5,720	705	2,230	368
Distribution fees	146	29	5	—	(a)
Custodian and accounting fees	1,273	157	791	186
Trustees’ and Chief Compliance Officer’s fees	262	8	134	88
Excise tax payable (See Note 2.E.)	—	—	204	37
Other	2,850	522	2,382	423
Total Liabilities	935,557	220,821	14,514	277,781
Net Assets	$152,557,078	$12,083,696	$77,959,976	$15,147,590

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$152,555,383	$12,083,626	$77,948,475	$15,146,723
Accumulated undistributed (distributions in excess of) net investment income	1,245	44	7,425	720
Accumulated net realized gains (losses)	450	26	4,076	147
Total Net Assets	$152,557,078	$12,083,696	$77,959,976	$15,147,590

Net Assets:
Class B	$6,932	$17,713	$—	$1,192
Class C	6,723	420,552	—	91,807
Agency	11,341,161	308,594	8,057,013	2,216,299
Capital	86,818,790	3,953,966	38,504,450	—
Cash Management	385,509	—	—	—
Direct	1,009,356	—	88,599	916,720
E*Trade	—	179,380	—	—
Institutional Class	39,053,068	2,438,682	19,839,937	7,994,678
Investor	613,967	572,388	3,438,538	861,277
Morgan	3,892,404	3,141,289	2,307,416	981,399
Premier	5,852,367	317,407	5,162,992	860,500
Reserve	2,569,511	380,945	65,425	1,223,618
Service	1,007,290	352,780	495,606	100
Total	$152,557,078	$12,083,696	$77,959,976	$15,147,590

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	6,933	17,713	—	1,193
Class C	6,723	420,521	—	91,802
Agency	11,340,953	308,587	8,055,602	2,216,075
Capital	86,817,476	3,953,878	38,498,065	—
Cash Management	385,509	—	—	—
Direct	1,009,355	—	88,597	916,716
E*Trade	—	179,380	—	—
Institutional Class	39,053,402	2,438,654	19,837,468	7,994,095
Investor	613,966	572,382	3,438,484	861,264
Morgan	3,891,993	3,141,144	2,306,924	981,364
Premier	5,852,162	317,379	5,162,356	860,520
Reserve	2,569,479	381,039	65,397	1,223,532
Service	1,007,289	352,780	495,553	100
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$150,876,234	$12,148,818	$53,399,779	$6,844,964
Cost of repurchase agreements	2,563,719	151,792	24,567,294	8,571,099

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$11,661,663		$16,196,593		$22,688,780		$4,326,160
Cash	—		—		58		79
Receivables:
Investment securities sold	—		—		291,576		23,904
Fund shares sold	7,602		—		—		—
Interest and dividends	3,939		4,262		40,573		6,637
Due from Affiliate (See Note 3)	46		76		—		—
Total Assets	11,673,250		16,200,931		23,020,987		4,356,780

LIABILITIES:
Payables:
Dividends	77		—		348		66
Investment securities purchased	—		—		—		32,155
Fund shares redeemed	548		—		—		—
Accrued liabilities:
Investment advisory fees	766		210		1,427		272
Administration fees	597		836		1,144		219
Shareholder servicing fees	560		—	(a)	1,484		446
Distribution fees	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	116		286		230		36
Trustees’ and Chief Compliance Officer’s fees	10		89		34		14
Excise tax payable (See Note 2.E.)	46		76		—		—
Other	264		445		499		282
Total Liabilities	2,984		1,942		5,166		33,490
Net Assets	$11,670,266		$16,198,989		$23,015,821		$4,323,290

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$11,668,272	$16,196,952	$23,007,791	$4,322,791
Accumulated undistributed (distributions in excess of) net investment income	1,598	1,955	5,420	464
Accumulated net realized gains (losses)	396	82	2,610	35
Total Net Assets	$11,670,266	$16,198,989	$23,015,821	$4,323,290

Net Assets:
Agency	$1,371,397	$1,522,013	$1,062,442	$129,810
Capital	—	6,104,553	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,557,507
Institutional Class	9,147,745	4,975,391	11,805,037	1,580,078
Morgan	171,067	1,313,218	538,168	351,200
Premier	872,798	1,974,357	3,386,375	165,573
Reserve	107,259	309,357	6,223,699	125,114
Service	—	100	—	414,008
Total	$11,670,266	$16,198,989	$23,015,821	$4,323,290

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	1,371,282	1,521,779	1,062,396	129,803
Capital	—	6,104,081	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,557,282
Institutional Class	9,146,411	4,974,478	11,800,571	1,579,925
Morgan	171,052	1,313,179	538,215	351,129
Premier	872,679	1,974,144	3,385,176	165,571
Reserve	107,253	309,100	6,220,878	125,067
Service	—	100	—	414,004
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$11,661,663	$16,196,593	$22,688,780	$4,326,160

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$898,603	$78,271		$393,245	$62,491
Income from interfund lending (net)	—	2		—	—
Total investment income	898,603	78,273		393,245	62,491

EXPENSES:
Investment advisory fees	134,258	10,771		80,755	17,336
Administration fees	105,909	8,496		63,658	13,657
Distribution fees	12,100	11,350		6,379	6,228
Shareholder servicing fees	168,060	25,120		101,340	34,761
Custodian and accounting fees	4,477	485		2,309	642
Interest expense to affiliates	— (a)	—	(a)	— (a)	— (a)
Professional fees	1,284	156		913	207
Trustees’ and Chief Compliance Officer’s fees	1,083	75		614	171
Printing and mailing costs	839	688		611	190
Registration and filing fees	1,878	218		1,270	159
Transfer agent fees	3,602	618		1,937	511
Insurance expense (See Note 8)	24,306	2,366		3,156	1,650
Other	1,797	366		2,660	1,041
Total expenses	459,593	60,709		265,602	76,553
Less amounts waived	(75,411)	(14,809)		(55,169)	(27,541)
Less earnings credits	(6)	—	(a)	(7)	(4)
Less expense reimbursements	—	(126)		(664)	(330)
Reimbursement by Affiliate (See Note 3)	—	—		(204)	(37)
Net expenses	384,176	45,774		209,558	48,641
Net investment income (loss)	514,427	32,499		183,687	13,850

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	450	26		4,076	147
Change in net assets resulting from operations	$514,877	$32,525		$187,763	$13,997

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$63,111		$40,302	$127,430	$22,727

EXPENSES:
Investment advisory fees	12,932		16,605	22,176	3,016
Administration fees	10,187		13,077	17,476	2,384
Distribution fees	549		3,971	19,093	11,127
Shareholder servicing fees	20,098		28,613	54,047	8,887
Custodian and accounting fees	453		707	724	116
Interest expense to affiliates	—	(a)	—	4	—	(a)
Professional fees	169		118	249	69
Trustees’ and Chief Compliance Officer’s fees	101		179	182	40
Printing and mailing costs	200		150	99	359
Registration and filing fees	221		21	89	153
Transfer agent fees	372		426	614	90
Insurance expense (See Note 8)	913		—	6,827	632
Other	223		361	295	98
Total expenses	46,418		64,228	121,875	26,971
Less amounts waived	(9,361)		(28,655)	(31,602)	(9,631)
Less earnings credits	—	(a)	(314)	(2)	—	(a)
Less expense reimbursements	—		—	—	(34)
Reimbursement by Affiliate (See Note 3)	(46)		(76)	—	—
Net expenses	37,011		35,183	90,271	17,306
Net investment income (loss)	26,100		5,119	37,159	5,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	396		178	2,610	33
Change in net assets resulting from operations	$26,496		$5,297	$39,769	$5,454

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$514,427	$2,698,570	$32,499	$260,850
Net realized gain (loss)	450	648	26	16
Change in net assets resulting from operations	514,877	2,699,218	32,525	260,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(161)	(1)	(374)
Class C
From net investment income	— (a)	(131)	(10)	(8,946)
Agency
From net investment income	(33,958)	(265,922)	(1,126)	(12,813)
Capital
From net investment income	(326,184)	(1,359,001)	(16,905)	(72,920)
Cash Management
From net investment income	(2)	(1,530)	—	—
Direct (b)
From net investment income	(203)	—	—	—
E*Trade (c)
From net investment income	—	—	(23)	— (a)
Institutional Class
From net investment income	(132,155)	(666,053)	(9,190)	(29,127)
Investor (d)
From net investment income	(1)	—	(870)	(15,639)
Morgan
From net investment income	(7,855)	(153,748)	(3,030)	(70,221)
Premier
From net investment income	(12,603)	(203,701)	(917)	(15,919)
Reserve
From net investment income	(1,465)	(48,165)	(425)	(25,858)
Service (d)
From net investment income	(1)	—	(2)	(9,033)
Total distributions to shareholders	(514,427)	(2,698,412)	(32,499)	(260,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,332,107)	65,218,864	(1,417,268)	1,939,146

NET ASSETS:
Change in net assets	(13,331,657)	65,219,670	(1,417,242)	1,939,162
Beginning of period	165,888,735	100,669,065	13,500,938	11,561,776
End of period	$152,557,078	$165,888,735	$12,083,696	$13,500,938
Accumulated undistributed (distributions in excess of) net investment income	$1,245	$597	$44	$28

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$183,687	$855,946	$13,850	$150,163
Net realized gain (loss)	4,076	7,397	147	630
Change in net assets resulting from operations	187,763	863,343	13,997	150,793

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—	(8)
Class C
From net investment income	—	—	—	(514)
Agency
From net investment income	(15,141)	(133,825)	(1,051)	(14,009)
Capital
From net investment income	(123,110)	(442,382)	—	—
Direct (a)
From net investment income	(6)	—	— (b)	—
Institutional Class
From net investment income	(43,605)	(181,860)	(12,770)	(91,486)
Investor (c)
From net investment income	—	—	(3)	(10,481)
Morgan
From net investment income	(302)	(54,735)	— (b)	(14,407)
Premier
From net investment income	(1,523)	(38,248)	(26)	(10,161)
Reserve
From net investment income	— (b)	(3,773)	—	(9,063)
Service (c)
From net investment income	—	(1,138)	—	—
Total distributions to shareholders	(183,687)	(855,961)	(13,850)	(150,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(21,860,022)	66,478,616	(6,074,546)	8,358,502

NET ASSETS:
Change in net assets	(21,855,946)	66,485,998	(6,074,399)	8,359,166
Beginning of period	99,815,922	33,329,924	21,221,989	12,862,823
End of period	$77,959,976	$99,815,922	$15,147,590	$21,221,989
Accumulated undistributed (distributions in excess of) net investment income	$7,425	$28	$720	$90

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,100	$272,114	$5,119	$368,590
Net realized gain (loss)	396	1,342	178	1,861
Change in net assets resulting from operations	26,496	273,456	5,297	370,451

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(1,560)	(13,977)	(29)	(24,479)
Capital
From net investment income	—	—	(3,310)	(107,737)
Institutional Class
From net investment income	(24,203)	(235,505)	(1,780)	(157,459)
Morgan
From net investment income	(5)	(3,735)	—	(19,904)
Premier
From net investment income	(332)	(18,677)	—	(30,480)
Reserve
From net investment income	—	(220)	—	(28,712)
Total distributions to shareholders	(26,100)	(272,114)	(5,119)	(368,771)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,124,828)	6,233,117	(17,008,420)	2,654,869

NET ASSETS:
Change in net assets	(10,124,432)	6,234,459	(17,008,242)	2,656,549
Beginning of period	21,794,698	15,560,239	33,207,231	30,550,682
End of period	$11,670,266	$21,794,698	$16,198,989	$33,207,231
Accumulated undistributed (distributions in excess of) net investment income	$1,598	$256	$1,955	$292

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,159	$460,782	$5,421	$36,598
Net realized gain (loss)	2,610	3,972	33	58
Change in net assets resulting from operations	39,769	464,754	5,454	36,656

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(2,398)	(19,523)	(339)	(1,529)
Direct (a)
From net investment income	— (b)	—	—	—
E*Trade
From net investment income	—	—	(177)	(16,658)
Institutional Class
From net investment income	(31,365)	(265,273)	(4,127)	(7,462)
Morgan
From net investment income	(177)	(11,724)	(486)	(6,519)
Premier
From net investment income	(2,815)	(69,181)	(197)	(1,673)
Reserve
From net investment income	(386)	(95,010)	(97)	(2,313)
Service
From net investment income	—	—	(1)	(444)
Total distributions to shareholders	(37,141)	(460,711)	(5,424)	(36,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,971,787)	4,867,572	1,680,045	(293,526)

NET ASSETS:
Change in net assets	(6,969,159)	4,871,615	1,680,075	(293,468)
Beginning of period	29,984,980	25,113,365	2,643,215	2,936,683
End of period	$23,015,821	$29,984,980	$4,323,290	$2,643,215
Accumulated undistributed (distributions in excess of) net investment income	$5,420	$1,430	$464	$452

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$3,333	$15,515	$8,122	$35,232
Dividends and distributions reinvested	— (a)	150	1	357
Cost of shares redeemed	(10,110)	(9,859)	(25,192)	(19,818)
Change in net assets from Class B capital transactions	$(6,777)	$5,806	$(17,069)	$15,771
Class C
Proceeds from shares issued	$9,037	$15,172	$211,333	$294,226
Dividends and distributions reinvested	— (a)	117	10	8,923
Cost of shares redeemed	(13,371)	(10,119)	(259,517)	(451,171)
Change in net assets from Class C capital transactions	$(4,334)	$5,170	$(48,174)	$(148,022)
Agency
Proceeds from shares issued	$305,617,923	$277,138,776	$3,074,934	$3,779,114
Dividends and distributions reinvested	23,938	205,594	832	11,152
Cost of shares redeemed	(308,892,343)	(273,393,385)	(3,218,653)	(3,838,378)
Change in net assets from Agency capital transactions	$(3,250,482)	$3,950,985	$(142,887)	$(48,112)
Capital
Proceeds from shares issued	$751,539,175	$830,223,678	$34,301,756	$42,697,981
Dividends and distributions reinvested	165,794	776,104	15,267	53,616
Cost of shares redeemed	(747,348,654)	(791,666,672)	(34,316,572)	(41,239,203)
Change in net assets from Capital capital transactions	$4,356,315	$39,333,110	$451	$1,512,394
Cash Management
Proceeds from shares issued	$1,447,362	$807,106	$—	$—
Dividends and distributions reinvested	2	232	—	—
Cost of shares redeemed	(1,395,934)	(796,701)	—	—
Change in net assets from Cash Management capital transactions	$51,430	$10,637	$—	$—
Direct (b)
Proceeds from shares issued	$1,793,147	$—	$—	$—
Dividends and distributions reinvested	2	—	—	—
Cost of shares redeemed	(783,794)	—	—	—
Change in net assets from Direct capital transactions	$1,009,355	$—	$—	$—
E*Trade (c)
Proceeds from shares issued	$—	$—	$265,776	$2,636
Dividends and distributions reinvested	—	—	23	— (a)
Cost of shares redeemed	—	—	(88,180)	(875)
Change in net assets from E*Trade capital transactions	$—	$—	$177,619	$1,761
Institutional Class
Proceeds from shares issued	$260,198,617	$288,156,879	$18,118,946	$8,235,395
Dividends and distributions reinvested	56,482	389,202	8,541	26,105
Cost of shares redeemed	(266,923,284)	(271,180,738)	(17,736,043)	(7,426,017)
Change in net assets from Institutional Class capital transactions	$(6,668,185)	$17,365,343	$391,444	$835,483

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (d)
Proceeds from shares issued	$832,523	$—	$1,444,816	$2,265,359
Dividends and distributions reinvested	1	—	251	5,290
Cost of shares redeemed	(218,558)	—	(1,586,815)	(2,301,898)
Change in net assets from Investor capital transactions	$613,966	$—	$(141,748)	$(31,249)
Morgan
Proceeds from shares issued	$573,626,048	$751,933,312	$2,059,725	$3,255,134
Dividends and distributions reinvested	3,569	80,328	2,970	68,882
Cost of shares redeemed	(577,676,712)	(751,273,855)	(2,488,484)	(3,079,038)
Change in net assets from Morgan capital transactions	$(4,047,095)	$739,785	$(425,789)	$244,978
Premier
Proceeds from shares issued	$361,226,928	$526,266,897	$1,793,654	$2,992,471
Dividends and distributions reinvested	4,840	103,867	674	12,816
Cost of shares redeemed	(366,267,785)	(524,588,240)	(2,137,827)	(3,098,473)
Change in net assets from Premier capital transactions	$(5,036,017)	$1,782,524	$(343,499)	$(93,186)
Reserve
Proceeds from shares issued	$277,832,557	$433,836,941	$129,071,927	$287,871,108
Dividends and distributions reinvested	882	14,868	51	1,497
Cost of shares redeemed	(279,191,011)	(431,826,305)	(129,523,883)	(288,991,751)
Change in net assets from Reserve capital transactions	$(1,357,572)	$2,025,504	$(451,905)	$(1,119,146)
Service (d)
Proceeds from shares issued	$1,421,245	$—	$111,095,138	$156,664,704
Dividends and distributions reinvested	1	—	— (a)	24
Cost of shares redeemed	(413,957)	—	(111,510,849)	(155,896,254)
Change in net assets from Service capital transactions	$1,007,289	$—	$(415,711)	$768,474

Total change in net assets from capital transactions	$(13,332,107)	$65,218,864	$(1,417,268)	$1,939,146

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	3,333	15,515	8,122	35,232
Reinvested	— (a)	150	1	357
Redeemed	(10,110)	(9,859)	(25,192)	(19,818)
Change in Class B Shares	(6,777)	5,806	(17,069)	15,771
Class C
Issued	9,037	15,172	211,333	294,226
Reinvested	— (a)	117	10	8,923
Redeemed	(13,371)	(10,119)	(259,517)	(451,171)
Change in Class C Shares	(4,334)	5,170	(48,174)	(148,022)
Agency
Issued	305,617,923	277,138,776	3,074,934	3,779,114
Reinvested	23,938	205,594	832	11,152
Redeemed	(308,892,343)	(273,393,385)	(3,218,653)	(3,838,378)
Change in Agency Shares	(3,250,482)	3,950,985	(142,887)	(48,112)
Capital
Issued	751,539,175	830,223,678	34,301,756	42,697,981
Reinvested	165,794	776,104	15,267	53,616
Redeemed	(747,348,654)	(791,666,672)	(34,316,572)	(41,239,203)
Change in Capital Shares	4,356,315	39,333,110	451	1,512,394
Cash Management
Issued	1,447,362	807,106	—	—
Reinvested	2	232	—	—
Redeemed	(1,395,934)	(796,701)	—	—
Change in Cash Management Shares	51,430	10,637	—	—
Direct (b)
Issued	1,793,147	—	—	—
Reinvested	2	—	—	—
Redeemed	(783,794)	—	—	—
Change in Direct Shares	1,009,355	—	—	—
E*Trade (c)
Issued	—	—	265,776	2,636
Reinvested	—	—	23	— (a)
Redeemed	—	—	(88,180)	(875)
Change in E*Trade Shares	—	—	177,619	1,761
Institutional Class
Issued	260,198,617	288,156,879	18,118,946	8,235,395
Reinvested	56,482	389,202	8,541	26,105
Redeemed	(266,923,284)	(271,180,738)	(17,736,043)	(7,426,017)
Change in Institutional Class Shares	(6,668,185)	17,365,343	391,444	835,483

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (d)
Issued	832,523	—	1,444,816	2,265,359
Reinvested	1	—	251	5,290
Redeemed	(218,558)	—	(1,586,815)	(2,301,898)
Change in Investor Shares	613,966	—	(141,748)	(31,249)
Morgan
Issued	573,626,048	751,933,312	2,059,725	3,255,134
Reinvested	3,569	80,328	2,970	68,882
Redeemed	(577,676,712)	(751,273,855)	(2,488,484)	(3,079,038)
Change in Morgan Shares	(4,047,095)	739,785	(425,789)	244,978
Premier
Issued	361,226,928	526,266,897	1,793,654	2,992,471
Reinvested	4,840	103,867	674	12,816
Redeemed	(366,267,785)	(524,588,240)	(2,137,827)	(3,098,473)
Change in Premier Shares	(5,036,017)	1,782,524	(343,499)	(93,186)
Reserve
Issued	277,832,557	433,836,941	129,071,927	287,871,108
Reinvested	882	14,868	51	1,497
Redeemed	(279,191,011)	(431,826,305)	(129,523,883)	(288,991,751)
Change in Reserve Shares	(1,357,572)	2,025,504	(451,905)	(1,119,146)
Service (d)
Issued	1,421,245	—	111,095,138	156,664,704
Reinvested	1	—	— (a)	24
Redeemed	(413,957)	—	(111,510,849)	(155,896,254)
Change in Service Shares	1,007,289	—	(415,711)	768,474

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$249	$1,922
Dividends and distributions reinvested	—	—	—	7
Cost of shares redeemed	—	—	(871)	(1,657)
Change in net assets from Class B capital transactions	$—	$—	$(622)	$272
Class C
Proceeds from shares issued	$—	$—	$61,450	$197,907
Dividends and distributions reinvested	—	—	—	514
Cost of shares redeemed	—	—	(131,534)	(130,066)
Change in net assets from Class C capital transactions	$—	$—	$(70,084)	$68,355
Agency
Proceeds from shares issued	$233,555,467	$140,727,874	$45,331,644	$35,796,425
Dividends and distributions reinvested	13,316	119,450	757	11,461
Cost of shares redeemed	(238,290,813)	(133,237,990)	(45,940,801)	(34,002,912)
Change in net assets from Agency capital transactions	$(4,722,030)	$7,609,334	$(608,400)	$1,804,974
Capital
Proceeds from shares issued	$354,912,437	$251,912,496	$—	$—
Dividends and distributions reinvested	78,028	297,905	—	—
Cost of shares redeemed	(369,503,080)	(214,843,169)	—	—
Change in net assets from Capital capital transactions	$(14,512,615)	$37,367,232	$—	$—
Direct (a)
Proceeds from shares issued	$223,275	$—	$1,684,270	$—
Dividends and distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	(134,678)	—	(767,554)	—
Change in net assets from Direct capital transactions	$88,597	$—	$916,716	$—
Institutional Class
Proceeds from shares issued	$168,791,783	$119,273,608	$79,491,635	$117,436,205
Dividends and distributions reinvested	29,939	146,585	5,098	61,827
Cost of shares redeemed	(173,847,219)	(101,581,155)	(83,547,049)	(111,527,458)
Change in net assets from Institutional Class capital transactions	$(5,025,497)	$17,839,038	$(4,050,316)	$5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (c)
Proceeds from shares issued	$4,021,274	$—	$2,630,050	$4,055,036
Dividends and distributions reinvested	—	—	1	1,171
Cost of shares redeemed	(582,790)	—	(2,894,867)	(4,300,724)
Change in net assets from Investor capital transactions	$3,438,484	$—	$(264,816)	$(244,517)
Morgan
Proceeds from shares issued	$416,182,797	$510,677,211	$180,532,656	$252,011,844
Dividends and distributions reinvested	94	18,274	—	3,662
Cost of shares redeemed	(418,866,042)	(509,062,488)	(181,199,909)	(252,306,266)
Change in net assets from Morgan capital transactions	$(2,683,151)	$1,632,997	$(667,253)	$(290,760)
Premier
Proceeds from shares issued	$110,280,834	$172,398,199	$42,673,439	$28,347,665
Dividends and distributions reinvested	799	22,283	8	3,676
Cost of shares redeemed	(108,507,870)	(170,888,409)	(43,206,322)	(28,090,640)
Change in net assets from Premier capital transactions	$1,773,763	$1,532,073	$(532,875)	$260,701
Reserve
Proceeds from shares issued	$24,078,363	$61,445,724	$138,053,968	$260,199,351
Dividends and distributions reinvested	— (b)	96	—	1,261
Cost of shares redeemed	(24,194,015)	(61,545,100)	(138,850,964)	(259,411,709)
Change in net assets from Reserve capital transactions	$(115,652)	$(99,280)	$(796,996)	$788,903
Service (c)
Proceeds from shares issued	$15,011,804	$25,774,944	$100	$—
Dividends and distributions reinvested	—	322	— (b)	—
Cost of shares redeemed	(15,113,725)	(25,178,044)	— (b)	—
Change in net assets from Service capital transactions	$(101,921)	$597,222	$100	$—

Total change in net assets from capital transactions	$(21,860,022)	$66,478,616	$(6,074,546)	$8,358,502

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	—	—	249	1,922
Reinvested	—	—	—	7
Redeemed	—	—	(871)	(1,657)
Change in Class B Shares	—	—	(622)	272
Class C
Issued	—	—	61,450	197,907
Reinvested	—	—	—	514
Redeemed	—	—	(131,534)	(130,066)
Change in Class C Shares	—	—	(70,084)	68,355
Agency
Issued	233,555,467	140,727,874	45,331,644	35,796,425
Reinvested	13,316	119,450	757	11,461
Redeemed	(238,290,813)	(133,237,990)	(45,940,801)	(34,002,912)
Change in Agency Shares	(4,722,030)	7,609,334	(608,400)	1,804,974
Capital
Issued	354,912,437	251,912,496	—	—
Reinvested	78,028	297,905	—	—
Redeemed	(369,503,080)	(214,843,169)	—	—
Change in Capital Shares	(14,512,615)	37,367,232	—	—
Direct (a)
Issued	223,275	—	1,684,270	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(134,678)	—	(767,554)	—
Change in Direct Shares	88,597	—	916,716	—
Institutional Class
Issued	168,791,783	119,273,608	79,491,635	117,436,205
Reinvested	29,939	146,585	5,098	61,827
Redeemed	(173,847,219)	(101,581,155)	(83,547,049)	(111,527,458)
Change in Institutional Class Shares	(5,025,497)	17,839,038	(4,050,316)	5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (c)
Issued	4,021,274	—	2,630,050	4,055,036
Reinvested	—	—	1	1,171
Redeemed	(582,790)	—	(2,894,867)	(4,300,724)
Change in Investor Shares	3,438,484	—	(264,816)	(244,517)
Morgan
Issued	416,182,797	510,677,211	180,532,656	252,011,844
Reinvested	94	18,274	—	3,662
Redeemed	(418,866,042)	(509,062,488)	(181,199,909)	(252,306,266)
Change in Morgan Shares	(2,683,151)	1,632,997	(667,253)	(290,760)
Premier
Issued	110,280,834	172,398,199	42,673,439	28,347,665
Reinvested	799	22,283	8	3,676
Redeemed	(108,507,870)	(170,888,409)	(43,206,322)	(28,090,640)
Change in Premier Shares	1,773,763	1,532,073	(532,875)	260,701
Reserve
Issued	24,078,363	61,445,724	138,053,968	260,199,351
Reinvested	— (b)	96	—	1,261
Redeemed	(24,194,015)	(61,545,100)	(138,850,964)	(259,411,709)
Change in Reserve Shares	(115,652)	(99,280)	(796,996)	788,903
Service (c)
Issued	15,011,804	25,774,944	100	—
Reinvested	—	322	— (b)	—
Redeemed	(15,113,725)	(25,178,044)	— (b)	—
Change in Service Shares	(101,921)	597,222	100	—

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$4,683,014	$4,505,821	$30,688,382	$44,225,481
Dividends and distributions reinvested	993	9,438	14	19,793
Cost of shares redeemed	(4,895,765)	(3,502,671)	(31,339,059)	(43,379,402)
Change in net assets from Agency capital transactions	$(211,758)	$1,012,588	$(650,663)	$865,872
Capital
Proceeds from shares issued	$—	$—	$16,363,866	$31,042,378
Dividends and distributions reinvested	—	—	1,896	76,575
Cost of shares redeemed	—	—	(17,876,463)	(31,265,898)
Change in net assets from Capital capital transactions	$—	$—	$(1,510,701)	$(146,945)
Institutional Class
Proceeds from shares issued	$43,898,368	$57,312,710	$16,160,057	$58,519,540
Dividends and distributions reinvested	9,289	159,390	597	86,460
Cost of shares redeemed	(52,976,601)	(52,793,560)	(23,951,892)	(58,847,026)
Change in net assets from Institutional Class capital transactions	$(9,068,944)	$4,678,540	$(7,791,238)	$(241,026)
Morgan
Proceeds from shares issued	$5,050,009	$5,193,630	$62,915,249	$122,467,736
Dividends and distributions reinvested	4	3,084	—	13,983
Cost of shares redeemed	(5,150,745)	(5,220,676)	(63,705,124)	(122,738,085)
Change in net assets from Morgan capital transactions	$(100,732)	$(23,962)	$(789,875)	$(256,366)
Premier
Proceeds from shares issued	$2,836,367	$5,351,240	$119,799,983	$198,769,844
Dividends and distributions reinvested	132	13,281	—	16,219
Cost of shares redeemed	(3,612,211)	(4,845,020)	(121,454,996)	(197,509,102)
Change in net assets from Premier capital transactions	$(775,712)	$519,501	$(1,655,013)	$1,276,961
Reserve
Proceeds from shares issued	$546,386	$583,585	$2,921,228	$23,848,008
Dividends and distributions reinvested	—	202	—	11,432
Cost of shares redeemed	(514,068)	(537,337)	(7,532,258)	(22,703,067)
Change in net assets from Reserve capital transactions	$32,318	$46,450	$(4,611,030)	$1,156,373
Service (a)
Proceeds from shares issued	$—	$—	$100	$—
Change in net assets from Service capital transactions	$—	$—	$100	$—

Total change in net assets from capital transactions	$(10,124,828)	$6,233,117	$(17,008,420)	$2,654,869

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	4,683,014	4,505,821	30,688,382	44,225,473
Reinvested	993	9,438	14	19,793
Redeemed	(4,895,765)	(3,502,642)	(31,339,059)	(43,379,403)
Change in Agency Shares	(211,758)	1,012,617	(650,663)	865,863
Capital
Issued	—	—	16,363,866	31,042,350
Reinvested	—	—	1,896	76,575
Redeemed	—	—	(17,876,463)	(31,265,898)
Change in Capital Shares	—	—	(1,510,701)	(146,973)
Institutional Class
Issued	43,898,368	57,312,710	16,160,057	58,519,498
Reinvested	9,289	159,390	597	86,460
Redeemed	(52,976,601)	(52,793,160)	(23,951,892)	(58,847,026)
Change in Institutional Class Shares	(9,068,944)	4,678,940	(7,791,238)	(241,068)
Morgan
Issued	5,050,009	5,193,629	62,915,249	122,467,728
Reinvested	4	3,084	—	13,983
Redeemed	(5,150,745)	(5,220,669)	(63,705,124)	(122,738,085)
Change in Morgan Shares	(100,732)	(23,956)	(789,875)	(256,374)
Premier
Issued	2,836,367	5,350,804	119,799,983	198,769,833
Reinvested	132	13,281	—	16,219
Redeemed	(3,612,211)	(4,845,020)	(121,454,996)	(197,509,102)
Change in Premier Shares	(775,712)	519,065	(1,655,013)	1,276,950
Reserve
Issued	546,386	583,585	2,921,228	23,847,996
Reinvested	—	202	—	11,432
Redeemed	(514,068)	(537,336)	(7,532,258)	(22,703,067)
Change in Reserve Shares	32,318	46,451	(4,611,030)	1,156,361
Service (a)
Issued	—	—	100	—
Change in Service Shares	—	—	100	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$3,292,343	$5,157,542	$488,132	$175,773
Dividends and distributions reinvested	481	13,047	61	1,059
Cost of shares redeemed	(3,642,592)	(4,294,153)	(430,850)	(123,947)
Change in net assets from Agency capital transactions	$(349,768)	$876,436	$57,343	$52,885
Direct (a)
Proceeds from shares issued	$100	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Change in net assets from Direct capital transactions	$100	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$744,001	$722,041
Dividends and distributions reinvested	—	—	177	16,659
Cost of shares redeemed	—	—	(556,869)	(972,449)
Change in net assets from E*Trade capital transactions	$—	$—	$187,309	$(233,749)
Institutional Class
Proceeds from shares issued	$38,303,795	$64,710,424	$4,333,619	$2,976,228
Dividends and distributions reinvested	9,877	132,704	2,788	4,052
Cost of shares redeemed	(40,251,436)	(63,597,183)	(3,222,240)	(3,162,274)
Change in net assets from Institutional Class capital transactions	$(1,937,764)	$1,245,945	$1,114,167	$(181,994)
Morgan
Proceeds from shares issued	$66,420,507	$102,082,926	$573,073	$886,812
Dividends and distributions reinvested	85	5,514	470	6,390
Cost of shares redeemed	(66,802,812)	(101,926,621)	(652,949)	(775,740)
Change in net assets from Morgan capital transactions	$(382,220)	$161,819	$(79,406)	$117,462
Premier
Proceeds from shares issued	$12,742,221	$20,859,970	$430,721	$229,549
Dividends and distributions reinvested	158	17,485	128	1,130
Cost of shares redeemed	(14,777,054)	(19,536,622)	(342,252)	(279,956)
Change in net assets from Premier capital transactions	$(2,034,675)	$1,340,833	$88,597	$(49,277)
Reserve
Proceeds from shares issued	$32,576,908	$38,734,625	$24,541,808	$31,236,937
Dividends and distributions reinvested	19	9,760	21	383
Cost of shares redeemed	(34,844,387)	(37,501,846)	(24,554,674)	(31,325,282)
Change in net assets from Reserve capital transactions	$(2,267,460)	$1,242,539	$(12,845)	$(87,962)
Service
Proceeds from shares issued	$—	$—	$11,161,613	$4,908,800
Dividends and distributions reinvested	—	—	— (b)	9
Cost of shares redeemed	—	—	(10,836,733)	(4,819,700)
Change in net assets from Service capital transactions	$—	$—	$324,880	$89,109

Total change in net assets from capital transactions	$(6,971,787)	$4,867,572	$1,680,045	$(293,526)

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	3,292,343	5,157,542	488,132	175,773
Reinvested	481	13,047	61	1,059
Redeemed	(3,642,592)	(4,294,153)	(430,850)	(123,947)
Change in Agency Shares	(349,768)	876,436	57,343	52,885
Direct (a)
Issued	100	—	—	—
Reinvested	— (b)	—	—	—
Change in Direct Shares	100	—	—	—
E*Trade
Issued	—	—	744,001	722,041
Reinvested	—	—	177	16,659
Redeemed	—	—	(556,869)	(972,449)
Change in E*Trade Shares	—	—	187,309	(233,749)
Institutional Class
Issued	38,303,795	64,710,424	4,333,619	2,976,227
Reinvested	9,877	132,704	2,788	4,052
Redeemed	(40,251,436)	(63,597,183)	(3,222,240)	(3,162,273)
Change in Institutional Class Shares	(1,937,764)	1,245,945	1,114,167	(181,994)
Morgan
Issued	66,420,507	102,082,926	573,073	886,811
Reinvested	85	5,514	470	6,390
Redeemed	(66,802,812)	(101,926,621)	(652,949)	(775,739)
Change in Morgan Shares	(382,220)	161,819	(79,406)	117,462
Premier
Issued	12,742,221	20,859,970	430,721	229,549
Reinvested	158	17,485	128	1,130
Redeemed	(14,777,054)	(19,536,622)	(342,252)	(279,956)
Change in Premier Shares	(2,034,675)	1,340,833	88,597	(49,277)
Reserve
Issued	32,576,908	38,734,625	24,541,808	31,236,937
Reinvested	19	9,760	21	383
Redeemed	(34,844,387)	(37,501,846)	(24,554,674)	(31,325,282)
Change in Reserve Shares	(2,267,460)	1,242,539	(12,845)	(87,962)
Service
Issued	—	—	11,161,613	4,908,800
Reinvested	—	—	— (b)	9
Redeemed	—	—	(10,836,733)	(4,819,700)
Change in Service Shares	—	—	324,880	89,109

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (j) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Cash Management
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Direct
July 17, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Includes insurance expense of 0.01% (See Note 8).
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(f)	$6,932	0.59	%(e)	0.00	%(f)	1.17%
1.62		13,709	0.99	(e)	1.52		1.17
4.28	(g)	7,903	0.97		4.18		1.17
4.31		6,161	0.97		4.26		1.18
1.57		5,907	0.97		3.16		1.18
1.52		5,690	1.11		1.58		1.23

0.00	(f)	6,723	0.58	(e)	0.00	(f)	1.17
1.62		11,057	0.99	(e)	1.52		1.17
4.28	(g)	5,887	0.97		4.11		1.17
4.31		1,497	0.97		4.33		1.17
1.57		611	0.97		3.21		1.18
1.52		387	1.11		1.54		1.23

0.26		11,341,161	0.28	(e)	0.27		0.32
2.34		14,591,611	0.27	(i)	2.27		0.32
5.02	(g)	10,640,542	0.26		4.88		0.32
5.05		10,626,102	0.26		4.95		0.33
1.93		9,357,166	0.26		3.84		0.33
2.37		12,406,388	0.26		2.35		0.33

0.35		86,818,790	0.18	(i)	0.35		0.22
2.44		82,462,192	0.18	(e)	2.30		0.22
5.12	(g)	43,128,647	0.16		4.98		0.22
5.15		38,644,921	0.16		5.06		0.23
1.98		29,137,733	0.16		3.97		0.23
1.55		27,693,602	0.16		2.96		0.23

0.00	(f)	385,509	0.53	(i)	0.00	(f)	0.97
1.63		334,078	0.97	(i)	1.52		0.97
4.28	(g)	323,442	0.96		4.27		0.97
4.32		28,464	0.96		4.19		0.98
1.58		82,930	0.96		3.15		0.98
1.66		97,786	0.96		1.67		0.99

0.04		1,009,356	0.30		0.04		0.30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Investor
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.01% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.32%		$39,053,068	0.22	%(e)	0.32%		0.27%
2.40		45,721,168	0.22	(f)	2.28		0.27
5.08	(g)	28,355,614	0.20		4.95		0.27
5.11		25,408,596	0.20		5.01		0.28
1.96		21,099,369	0.20		3.91		0.28
2.43		21,516,192	0.20		2.36		0.30

0.00	(j)	613,967	0.32		0.00	(j)	0.50

0.10		3,892,404	0.45	(f)	0.13		0.52
2.09		7,939,483	0.52	(f)	2.05		0.52
4.75	(g)	7,199,661	0.51		4.64		0.52
4.79		5,961,657	0.51		4.72		0.53
1.80		3,995,204	0.51		3.61		0.53
2.08		3,771,089	0.55		2.05		0.58

0.13		5,852,367	0.42	(f)	0.14		0.47
2.14		10,888,362	0.47	(f)	2.08		0.47
4.82	(g)	9,105,808	0.45		4.72		0.47
4.85		7,844,932	0.45		4.75		0.48
1.83		7,450,365	0.45		3.65		0.48
2.18		8,577,924	0.15		2.22		0.48

0.04		2,569,511	0.52	(f)	0.04		0.72
1.89		3,927,075	0.72	(f)	1.74		0.72
4.56	(g)	1,901,561	0.70		4.46		0.72
4.59		461,798	0.70		4.49		0.73
1.71		445,119	0.70		3.45		0.73
1.92		304,259	0.70		1.92		0.73

0.00	(j)	1,007,290	0.32		0.00	(j)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

E*Trade
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
January 8, 2009 (k) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes interest expense of 0.01%.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Includes insurance expense of 0.01% (See Note 8).
(k)	Commencement of offering of class of shares.
(l)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(f)	$17,713	0.63	%(e)	0.00	%(f)	1.18%
1.71		34,781	0.99	(e)	1.57		1.19
4.29	(g)	19,010	0.98	(h)	4.20		1.18
4.30		18,717	0.97		4.23		1.19
2.01		20,450	0.97		2.97		1.19
1.27		26,999	1.01		1.17		1.44

0.00	(f)	420,552	0.59	(e)	0.00	(f)	1.18
1.71		468,725	0.98	(j)	1.74		1.18
4.29	(g)	616,746	0.98	(h)	4.17		1.18
4.29		494,963	0.97		4.20		1.19
2.01		543,064	0.97		3.04		1.19
1.27		347,285	0.97		2.06		1.23

0.30		308,594	0.28	(e)	0.31		0.33
2.43		451,480	0.27	(j)	2.42		0.33
5.03	(g)	499,591	0.26		4.86		0.33
5.03		183,392	0.26		4.94		0.34
2.49		206,098	0.26		3.68		0.34
0.96		482,594	0.26		2.68		0.37

0.40		3,953,966	0.19	(e)	0.39		0.23
2.53		3,953,504	0.18	(e)	2.40		0.23
5.14	(g)	2,441,114	0.16		4.94		0.23
5.14		1,663,573	0.16		5.02		0.24
2.56		1,631,764	0.16		3.73		0.24
0.99		3,102,545	0.16		2.80		0.27

0.03		179,380	0.32		0.05		1.06
0.06		1,761	1.03	(l)	0.21		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from June 30 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Includes insurance expense of 0.01% (See Note 8).
(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.36%		$2,438,682	0.22	%(e)	0.33%	0.28%
2.49		2,047,234	0.22	(e)	2.36	0.28
5.10	(f)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

0.12		572,388	0.47	(e)	0.14	0.53
2.17		714,135	0.52	(i)	2.16	0.53
4.77	(f)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55

0.09		3,141,289	0.49	(e)	0.09	0.63
2.09		3,567,073	0.60	(i)	2.05	0.63
4.69	(f)	3,322,087	0.60	(j)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

0.15		317,407	0.44	(e)	0.16	0.48
2.23		660,906	0.46	(i)	2.27	0.48
4.84	(f)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005 (k) through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes interest expense of 0.01%.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Amount rounds to less than 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.05%		$380,945	0.57	%(e)	0.07%		0.73%
1.98		832,849	0.71	(f)	2.09		0.73
4.57	(g)	1,951,990	0.71	(h)	4.48		0.73
4.58		1,461,304	0.70		4.41		0.74
2.19		2,564,187	0.70		3.25		0.74
1.53		3,569,531	0.75		1.48		0.78

0.00	(j)	352,780	0.64	(e)	0.00	(j)	1.08
1.62		768,490	1.07	(e)	1.43		1.09
4.23	(g)	17	1.04		4.14		1.08
4.27		16	1.00		4.19		1.09
1.89		15	1.00		3.00		1.10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Direct
July 17, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Investor
July 1, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Includes insurance expense of 0.02% (See Note 8).
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.13	%(e)	$8,057,013	0.26%		0.14%		0.31	%(e)
1.81		12,778,607	0.27	(f)	1.60		0.32
4.82	(g)	5,168,268	0.26		4.65		0.32
5.00		3,890,478	0.26		4.91		0.33
2.48		3,516,960	0.24		3.65		0.33
1.95		4,045,754	0.24		2.55		0.32

0.21	(e)	38,504,450	0.17		0.22		0.21	(e)
1.92		53,014,849	0.18	(i)	1.58		0.22
4.92	(g)	15,643,602	0.16		4.64		0.21
5.10		6,985,294	0.16		4.94		0.23
2.54		11,330,299	0.14		3.89		0.23
2.05		4,529,318	0.14		1.94		0.17

0.01	(e)	88,599	0.27		0.01		0.30	(e)

0.18	(e)	19,839,937	0.21		0.18		0.26	(e)
1.88		24,864,451	0.22	(i)	1.56		0.27
4.88	(g)	7,023,964	0.20		4.58		0.26
5.06		2,065,993	0.20		4.94		0.28
2.50		2,314,372	0.20		3.76		0.28
0.94		2,017,162	0.20		2.66		0.28

0.00	(e)	3,438,538	0.25		0.00	(k)	0.50	(e)

0.01	(e)	2,307,416	0.41		0.01		0.61	(e)
1.48		4,990,436	0.60	(f)	1.39		0.62
4.48	(g)	3,356,978	0.59		4.38		0.62
4.65		3,245,121	0.59		4.58		0.63
2.24		2,648,298	0.59		3.34		0.63
0.81		2,445,422	0.59		2.26		0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005 (j) through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Amount rounds to less than 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.04	%(e)	$5,162,992	0.35%		0.03%		0.46	%(e)
1.62		3,389,001	0.46	(f)	1.47		0.47
4.62	(g)	1,856,533	0.45		4.49		0.47
4.80		1,624,006	0.45		4.69		0.48
2.37		1,957,807	0.39		3.56		0.48
1.79		1,416,600	0.39		1.94		0.44

0.00	(e)(i)	65,425	0.43		0.00	(i)	0.71	(e)
1.37		181,072	0.71	(f)	1.47		0.71
4.36	(g)	280,327	0.70		4.30		0.72
4.54		343,592	0.70		4.37		0.73
2.17		719,836	0.69		3.23		0.73
0.77		749,475	0.69		2.19		0.73

0.00	(e)	495,606	0.39		0.00	(i)	1.06	(e)
1.04		597,506	1.00	(f)	0.44		1.07
4.01	(g)	252	1.05		3.00		1.06
4.23		16	1.00		4.15		1.07
1.87		15	1.00		2.97		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Direct
July 17, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Amount rounds to less than 0.01%.
(h)	Includes insurance expense of 0.02% (See Note 8).
(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(j)	The Fund changed its fiscal year end from June 30 to the last day of February.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(e)	$1,192	0.28	%(f)	0.00	%(g)	1.16	%(e)
0.58		1,814	0.69	(h)	0.46		1.17
3.63	(i)	1,542	0.97		3.60		1.17
4.22		1,528	0.97		4.15		1.18
1.90		1,819	0.97		2.82		1.19
1.25		2,358	0.87		1.18		1.42

0.00	(e)	91,807	0.30	(f)	0.00	(g)	1.17	(e)
0.58		161,891	0.68	(h)	0.44		1.18
3.63	(i)	93,532	0.97		3.21		1.17
4.22		28,026	0.97		4.18		1.18
1.90		21,148	0.97		2.82		1.19
1.25		27,589	0.96		1.90		1.21

0.05	(e)	2,216,299	0.23	(f)	0.05		0.31	(e)
1.05		2,824,679	0.28	(h)	0.72		0.33
4.37	(i)	1,019,655	0.26		4.13		0.32
4.96		896,961	0.26		4.85		0.33
2.38		894,875	0.26		3.55		0.34
0.89		898,116	0.26		2.52		0.32

0.00	(e)(g)	916,720	0.18		0.00	(g)	0.30	(e)

0.08	(e)	7,994,678	0.20	(f)	0.09		0.26	(e)
1.12		12,044,908	0.22	(h)	0.73		0.28
4.43	(i)	6,073,940	0.20		3.92		0.27
5.03		1,009,749	0.20		4.87		0.28
2.42		4,151,409	0.20		3.72		0.29
0.92		1,705,565	0.20		2.61		0.27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Investor
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
July 1, 2009 (k) through February 28, 2010	1.00	—		—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Amount rounds to less than 0.01%.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Includes insurance expense of 0.02% (See Note 8).
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(e)(g)	$861,277	0.29	%(f)	0.00	%(g)	0.52	%(e)
0.84		1,126,084	0.49	(f)	0.84		0.52
4.11	(h)	1,370,557	0.51		4.11		0.52
4.70		1,854,344	0.51		4.60		0.53
2.21		1,987,416	0.51		3.27		0.54
1.52		2,509,650	0.52		1.56		0.52

0.00	(e)(g)	981,399	0.29	(f)	0.00	(g)	0.61	(e)
0.79		1,648,642	0.53	(j)	0.75		0.62
4.02	(h)	1,939,331	0.59		3.95		0.62
4.62		1,909,921	0.59		4.59		0.63
2.16		875,609	0.59		3.20		0.64
0.78		812,795	0.59		2.20		0.62

0.00	(e)(g)	860,500	0.28	(f)	0.00	(g)	0.46	(e)
0.88		1,393,368	0.45	(j)	0.77		0.47
4.17	(h)	1,132,622	0.45		4.07		0.47
4.76		1,424,189	0.45		4.68		0.48
2.25		1,164,950	0.45		3.36		0.49
0.83		1,009,503	0.45		2.32		0.47

0.00	(e)	1,223,618	0.29	(f)	0.00	(g)	0.71	(e)
0.72		2,020,603	0.57	(j)	0.54		0.73
3.91	(h)	1,231,644	0.70		3.85		0.72
4.50		876,221	0.70		4.36		0.73
2.08		1,504,955	0.70		3.10		0.74
1.38		1,737,775	0.74		1.40		0.75

0.00	(e)	100	0.21		0.00	(g)	1.05	(e)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (j) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Includes insurance expense of 0.01% (See Note 8).
(i)	Amount rounds to less than 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.11	%(e)	$1,371,397	0.26%		0.11%		0.31	%(e)
1.76		1,583,121	0.28	(f)	1.50		0.32
4.77		570,445	0.26		4.47		0.32
4.96		172,324	0.26		4.82		0.33
1.89		200,822	0.26		3.74		0.34
2.27		203,604	0.26		2.17		0.34

0.16	(e)	9,147,745	0.21	(h)	0.18		0.26	(e)
1.82		18,216,366	0.21	(h)	1.70		0.27
4.83		13,536,697	0.20		4.64		0.27
5.02		5,692,265	0.20		4.95		0.28
1.92		2,266,888	0.20		3.86		0.23
2.34		1,817,800	0.20		2.36		0.31

0.00	(e)(i)	171,067	0.38	(h)	0.00	(i)	0.61	(e)
1.42		271,793	0.60	(h)	1.42		0.62
4.42		295,739	0.59		4.29		0.62
4.61		235,377	0.59		4.53		0.63
1.72		206,926	0.59		3.44		0.64
1.88		220,885	0.64		1.85		0.72

0.02	(e)	872,798	0.37	(h)	0.03		0.46	(e)
1.57		1,648,481	0.46	(h)	1.47		0.47
4.57		1,128,873	0.45		4.41		0.47
4.76		604,858	0.45		4.62		0.48
1.79		756,761	0.45		3.52		0.49
2.08		1,502,964	0.45		2.13		0.49

0.00	(e)	107,259	0.38		0.00	(i)	0.71	(e)
1.32		74,937	0.70	(f)	1.06		0.72
4.31		28,485	0.70		4.08		0.72
4.50		1,251	0.70		4.45		0.73
1.67		760	0.70		3.30		0.74
1.21		1,093	0.70		2.65		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)(f)	$1,522,013	0.19%	0.00	%(f)	0.30	%(e)
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13	(g)	1,306,725	0.26	3.94		0.32
1.00	4.74		556,544	0.26	4.63		0.33
1.00	1.77		1,098,879	0.24	3.56		0.34
1.00	2.10		738,403	0.24	2.09		0.33

1.00	0.05	(e)	6,104,553	0.14	0.05		0.20	(e)
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24	(g)	7,761,701	0.16	3.75		0.22
1.00	4.84		1,382,765	0.16	4.72		0.23
1.00	1.82		1,380,249	0.14	3.61		0.24
1.00	1.40		1,670,983	0.14	2.64		0.23

1.00	0.02	(e)	4,975,391	0.17	0.03		0.25	(e)
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20	(g)	13,006,895	0.20	3.75		0.27
1.00	4.80		2,784,927	0.20	4.72		0.28
1.00	1.79		1,579,514	0.20	3.59		0.29
1.00	2.14		1,318,264	0.20	2.07		0.30

1.00	0.00	(e)	1,313,218	0.19	0.00	(f)	0.60	(e)
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79	(g)	2,359,306	0.59	3.67		0.62
1.00	4.39		1,893,320	0.59	4.29		0.63
1.00	1.59		1,913,521	0.59	3.18		0.64
1.00	1.75		2,032,558	0.59	1.75		0.66

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—		$—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$1,974,357	0.19%	0.00	%(f)	0.45	%(e)
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94	(g)	2,352,252	0.45	3.74		0.47
1.00	4.54		1,291,467	0.45	4.45		0.48
1.00	1.69		1,507,936	0.39	3.48		0.49
1.00	1.92		1,010,061	0.41	2.08		0.48

1.00	0.00	(e)	309,357	0.22	0.00	(f)	0.70	(e)
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68	(g)	3,763,803	0.70	3.33		0.72
1.00	4.27		785,951	0.70	4.37		0.72
1.00	1.54		2,663	0.68	3.21		0.74
1.00	1.11		968	0.68	2.37		0.73

1.00	0.00	(e)	100	0.16	0.00	(f)	1.05	(e)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Direct
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	The Fund changed its fiscal year end from August 31 to the last day of February.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.16%	$1,062,442	0.28	%(e)	0.17%	0.32%
1.64	1,412,071	0.28	(e)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33

0.02	100	0.30	(e)	0.04	0.31

0.22	11,805,037	0.23	(e)	0.23	0.28
1.70	13,741,504	0.22	(e)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30

0.02	538,168	0.45	(h)	0.03	0.63
1.30	920,327	0.61	(e)	1.25	0.62
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
February 19, 2005 (h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.03% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.05%		$3,386,375	0.41	%(e)	0.06%	0.48%
1.45		5,420,621	0.47	(f)	1.40	0.47
3.11		4,079,130	0.45		2.96	0.47
3.10		2,078,846	0.45		3.07	0.47
1.22		6,120,346	0.45		2.47	0.48
1.58		4,686,356	0.45		1.57	0.48

0.00	(i)	6,223,699	0.45	(f)	0.01	0.73
1.19		8,490,457	0.72	(f)	1.17	0.72
2.85		7,246,804	0.70		2.75	0.72
2.86		4,631,440	0.70		2.92	0.72
1.09		2,829	0.70		2.17	0.73
0.86		2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

E*Trade
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
January 17, 2006 (i) through February 28, 2006	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.01% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.37%		$129,810	0.27	%(e)	0.28%	0.33%
1.00	1.78		72,466	0.28	(f)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	0.01		1,557,507	0.63	(f)	0.01	1.09
1.00	1.06		1,370,189	0.99	(f)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

1.00	0.42		1,580,078	0.22	(e)	0.34	0.28
1.00	1.84		465,898	0.22	(f)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

1.00	0.11		351,200	0.54	(f)	0.12	0.64
1.00	1.45		430,604	0.61	(f)	1.41	0.64
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	0.20		165,573	0.44	(e)	0.14	0.48
1.00	1.59		76,975	0.47	(f)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Reserve
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—	(d)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 15, 2005 (k) through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Amount rounds to less than 0.01%.
(j)	Includes insurance expense of 0.03% (See Note 8).
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.06%		$125,114	0.59	%(e)	0.06%		0.74%
1.00	1.34		137,957	0.71	(f)	1.36		0.74
1.00	2.87	(g)	225,916	0.70		2.85		0.74
1.00	2.90		113,653	0.70		2.85		0.73
1.00	1.41		173,362	0.70		2.09		0.73
1.00	1.16		373,788	0.70		1.13		0.76

1.00	0.00	(i)	414,008	0.49	(f)	0.00	(i)	1.07
1.00	1.01		89,126	1.03	(j)	0.78		1.10
1.00	2.53	(g)	16	1.04		2.49		1.09
1.00	2.59		15	1.00		2.55		1.09
1.00	1.16		15	1.00		1.85		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

124   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund#
Total Investments in Securities	$—	$153,439,953	$—	$153,439,953

Liquid Assets Money Market Fund#
Total Investments in Securities	$—	$12,300,610	$—	$12,300,610

U.S. Government Money Market Fund#
Total Investments in Securities	$—	$77,967,073	$—	$77,967,073

U.S. Treasury Plus Money Market Fund#
Total Investments in Securities	$—	$15,416,063	$—	$15,416,063

Federal Money Market Fund#
Total Investments in Securities	$—	$11,661,663	$—	$11,661,663

100% U.S. Treasury Securities Money Market Fund#
Total Investments in Securities	$—	$16,196,593	$—	$16,196,593

Tax Free Money Market Fund#
Total Investments in Securities	$—	$22,688,780	$—	$22,688,780

Municipal Money Market Fund#
Total Investments in Securities	$—	$4,326,160	$—	$4,326,160

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. For the tax year ended 2009, U.S. Government

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund retained approximately $10,797,000, $1,331,000, $2,028,000 and $2,036,000 in capital gains and incurred an excise tax of approximately $204,000, $37,000, $46,000 and $76,000, respectively. An affiliate of JPMorgan Chase & Co. will make a payment to reimburse the Funds for these amounts (see Note 3.G.). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$—	$648	$(648)
Liquid Assets Money Market Fund	—	16	(16)
U.S. Government Money Market Fund	—	7,397	(7,397)
U.S. Treasury Plus Money Market Fund	—	630	(630)
Federal Money Market Fund	—	1,342	(1,342)
100% U.S. Treasury Securities Money Market Fund	—	1,663	(1,663)
Tax Free Money Market Fund	—	3,972	(3,972)
Municipal Money Market Fund	—	15	(15)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund, assuming all rights and responsibilities of JPMIA with respect to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.06% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

126   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$63
Liquid Assets Money Market Fund	128
U.S. Treasury Plus Money Market Fund	5

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	n/a
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	0.30%
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	0.30

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 8) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital*	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	n/a
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	1.00%
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	1.00

	Institutional Class**	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05

*	Prior to July 1, 2009, the contractual expense limitation was 0.16%.

**	Prior to July 1, 2009, the contractual expense limitation was 0.20%.

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010 except for Direct Shares which is in place until at least July 17, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$—	$—	$50,605	$50,605	$—
Liquid Assets Money Market Fund	5	173	5,909	6,087	126
U.S. Government Money Market Fund	4	5,145	27,919	33,068	664
U.S. Treasury Plus Money Market Fund	318	—	8,084	8,402	330
Federal Money Market Fund	—	—	6,969	6,969	—
100% U.S. Treasury Securities Money Market Fund	3,103	—	5,878	8,981	—
Tax Free Money Market Fund	—	—	6,908	6,908	—
Municipal Money Market Fund	—	—	1,995	1,995	34

128   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Voluntary Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$16,410	$8,396	$24,806
Liquid Assets Money Market Fund	37	2,025	6,660	8,722
U.S. Government Money Market Fund	—	16,798	5,303	22,101
U.S. Treasury Plus Money Market Fund	—	13,087	6,052	19,139
Federal Money Market Fund	—	1,895	497	2,392
100% U.S. Treasury Securities Money Market Fund	—	15,705	3,969	19,674
Tax Free Money Market Fund	—	9,780	14,914	24,694
Municipal Money Market Fund	—	468	7,168	7,636

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the year ended February 28, 2010, the Funds did not invest in any money market funds.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund of approximately $204,000, $37,000, $46,000 and $76,000, respectively, relating to an operational error.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2010 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$75	$25
Class C	68	23
Agency	—	19,175
Capital	—	47,048
Cash Management	1,519	911
Direct	—	721
Institutional Class	—	41,654
Investor	—	790
Morgan	—	20,521
Premier	—	26,272
Reserve	8,143	9,772
Service	2,295	1,148
	$12,100	$168,060

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Class B	$196		$65
Class C	3,360		1,120
Agency	—		537
Capital	—		2,167
E*Trade	303		152
Institutional Class	—		2,791
Investor	—		2,238
Morgan	3,198		11,193
Premier	—		1,686
Reserve	1,464		1,756
Service	2,829		1,415
	$11,350		$25,120
U.S. Government Money Market Fund
Agency	$—		$15,998
Capital	—		27,878
Direct	—		88
Institutional Class	—		24,088
Investor	—		4,135
Morgan	3,140		10,988
Premier	—		16,351
Reserve	278		334
Service	2,961		1,480
	$6,379		$101,340
U.S. Treasury Plus Money Market Fund
Class B	$12		$4
Class C	829		276
Agency	—		3,272
Direct	—		734
Institutional Class	—		13,684
Investor	—		3,337
Morgan	1,381		4,832
Premier	—		3,817
Reserve	4,006		4,805
Service	—	(a)	—	(a)
	$6,228		$34,761
Federal Money Market Fund
Agency	$—		$2,124
Institutional Class	—		13,194
Morgan	226		792
Premier	—		3,600
Reserve	323		388
	$549		$20,098
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$2,611
Capital	—		3,525
Institutional Class	—		7,082
Morgan	1,482		5,186
Premier	—		7,222
Reserve	2,489		2,987
Service	—	(a)	—	(a)
	$3,971		$28,613

130   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Distribution	Shareholder Servicing
Tax Free Money Market Fund
Agency	$—	$2,075
Direct	—	—	(a)
Institutional Class	—	13,690
Morgan	686	2,403
Premier	—	13,791
Reserve	18,407	22,088
	$19,093	$54,047
Municipal Money Market Fund
Agency	$—	$178
E*Trade	9,108	4,554
Institutional Class	—	1,225
Morgan	408	1,428
Premier	—	424
Reserve	390	468
Service	1,221	610
	$11,127	$8,887

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$16,196,600	$11	$18	$(7)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended February, 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Prime Money Market Fund	$514,427	$—	$—	$514,427
Liquid Assets Money Market Fund	32,499	—	—	32,499
U.S. Government Money Market Fund	183,687	—	—	183,687
U.S. Treasury Plus Money Market Fund	13,850	—	—	13,850
Federal Money Market Fund	26,100	—	—	26,100
100% U.S. Treasury Securities Money Market Fund	5,119	—	—	5,119
Tax Free Money Market Fund	3,809	32,861	471	37,141
Municipal Money Market Fund	217	5,207	—	5,424

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The tax character of distributions paid during the fiscal year ended February, 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains		Total Distributions Paid
Prime Money Market Fund	$2,698,412	$—	$—	(a)	$2,698,412
Liquid Assets Money Market Fund	260,850	—	—		260,850
U.S. Government Money Market Fund	855,961	—	—		855,961
U.S. Treasury Plus Money Market Fund	150,129	—	—		150,129
Federal Money Market Fund	272,114	—	—		272,114
100% U.S. Treasury Securities Money Market Fund	368,771	—	—		368,771
Tax Free Money Market Fund	11,201	449,510	—		460,711
Municipal Money Market Fund	364	36,117	117		36,598

(a)	Amount rounds to less than $1,000.

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$7,944	$—	$—
Liquid Assets Money Market Fund	378	—	—
U.S. Government Money Market Fund	12,620	1	—
U.S. Treasury Plus Money Market Fund	1,233	—	—
Federal Money Market Fund	2,080	135	—
100% U.S. Treasury Securities Money Market Fund	2,379	—	—
Tax Free Money Market Fund	1,449	1,162	6,204
Municipal Money Market Fund	33	—	576

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distributions payable and wash sale loss deferrals.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

As of February 28, 2010, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the year ended February 28, 2010, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$14,180	1	$2

Interest earned, if any, as a result of lending money to another fund as of February 28, 2010 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

132   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Interest expense, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

Additionally, Liquid Assets Money Market Fund and Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund continued to participate in the Program through the extended expiration date of September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees associated with the Program are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds participating in the Program without regard to any expense limitation in effect for the Funds. All shareholders of each participating Fund bore this cost without regard to the extent of their coverage under the Program.

9. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds,

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

134   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Prime Money Market Fund,
JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund,
JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund,
JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund
and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 27, 2010

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

136   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

138   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.00	$1.74	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class C
Actual	1,000.00	1,000.00	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
Agency
Actual	1,000.00	1,000.40	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.80	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Cash Management
Actual	1,000.00	1,000.00	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Direct
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual	1,000.00	1,000.70	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.00	$1.74	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Premier
Actual	1,000.00	1,000.00	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Reserve
Actual	1,000.00	1,000.00	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Service
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Agency
Actual	1,000.00	1,000.60	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,001.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
E*Trade
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Institutional Class
Actual	1,000.00	1,000.90	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Morgan
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Premier
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Reserve
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Service
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

140   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
U.S. Government Money Market Fund
Agency
Actual	$1,000.00	$1,000.10	$1.24	0.25%
Hypothetical	1,000.00	1,023.55	1.25	0.25
Capital
Actual	1,000.00	1,000.40	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Direct
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,000.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Morgan
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Premier
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Reserve
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Service
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

U.S Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class C
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Agency
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Direct
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Investor
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Morgan
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19
Reserve
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Service
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

Federal Money Market Fund
Agency
Actual	1,000.00	1,000.10	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Institutional Class
Actual	1,000.00	1,000.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Premier
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Reserve
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28

100% U.S. Treasury Securities Money Market
Agency
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Capital
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Institutional Class
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Morgan
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Premier
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Reserve
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Service
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13

142   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,000.30	$1.29	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Direct
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Institutional Class
Actual	1,000.00	1,000.50	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Premier
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Reserve
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.90	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
E*Trade
Actual	1,000.00	1,000.00	2.13	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Institutional Class
Actual	1,000.00	1,001.20	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Premier
Actual	1,000.00	1,000.20	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Reserve
Actual	1,000.00	1,000.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Service
Actual	1,000.00	1,000.00	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   143

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Tax Free Money Market Fund hereby designates approximately $471,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010.

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2010 the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$303,474
Liquid Assets Money Market Fund	19,003
U.S. Government Money Market Fund	183,600
U.S. Treasury Plus Money Market Fund	13,850
Federal Money Market Fund	26,087
100% U.S. Treasury Securities Money Market Fund	5,119

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
Tax Free Money Market Fund	99.17%
Municipal Money Market Fund	100.00

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2010:

Income from U.S. Treasury Obligations
Prime Money Market Fund	9.02%
Liquid Assets Money Market Fund	5.04
U.S. Government Money Market Fund	57.37
U.S. Treasury Plus Money Market Fund	83.31
Federal Money Market Fund	99.87
100% U.S. Treasury Securities Money Market Fund	100.00

144   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.
•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   145

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-MMKT-210

Annual Report

J.P. Morgan Income Funds

February 28, 2010

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
    (formerly JPMorgan High Yield Bond Fund)
JPMorgan Limited Duration Bond Fund
    (formerly JPMorgan Ultra Short Duration Bond Fund)
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Treasury & Agency Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	5
JPMorgan Government Bond Fund	8
JPMorgan High Yield Fund	10
JPMorgan Limited Duration Bond Fund	13
JPMorgan Mortgage-Backed Securities Fund	15
JPMorgan Short Duration Bond Fund	17
JPMorgan Short Term Bond Fund II	20
JPMorgan Treasury & Agency Fund	22
Schedules of Portfolio Investments	24
Financial Statements	174
Financial Highlights	198
Notes to Financial Statements	216
Report of Independent Registered Public Accounting Firm	242
Trustees	243
Officers	245
Schedule of Shareholder Expenses	246
Tax Letter	250
Privacy Policy	251

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Maintain a balanced approach during this “fragile” recovery

In its most recent meeting, the Federal Open Market Committee (FOMC) reiterated their intention to keep interest rates low for an extended period of time. With this move, it appears the FOMC understands the fragility of this cyclical recovery and intends to keep monetary policy accommodative — until the economy is solidly back on its feet. In the long run, however, it’s important for investors to note that a steadily improving economy — uninterrupted by any relapse — could have significant implications for investors, including both higher taxes and higher long-term interest rates.

These potential implications reminds us of the importance of maintaining a balanced portfolio that includes equities and a diversified mix of fixed income investments that could benefit from a maturing recovery, while still safeguarding your portfolio from any possible relapse from its path.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$14,258,057
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Duration	3.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 11.51%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 9.32% return for the Barclays Capital U.S. Aggregate Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the Fund trailed the Index during the financial crisis in 2008, many of the strategies that negatively impacted it during that period helped the Fund to outperform the Index during the twelve months ended February 28, 2010. For example, with investor risk appetites increasing, U.S. Treasury securities underperformed the spread sectors (non-U.S. Treasuries) during the fiscal year. Given this situation, the Fund benefited from its underweight exposure in U.S. Treasuries versus the Index. The Fund’s substantial spread sector overweight versus the Index was also rewarded. For example, the Fund’s exposure to residential mortgage securities positively contributed to results, as these securities’ spreads narrowed from 2008’s elevated levels. In particular, the Fund’s allocation to non-agency mortgage-backed securities and security selection within the mortgage-backed security sector enhanced its results.

The Fund’s underweight exposure versus the Index to commercial mortgage-backed securities (CMBS) detracted slightly as spreads in this sector narrowed at a historic pace from what had been all time high levels. The Fund’s overall higher credit quality versus the Index was also a negative for its results, as lower quality securities outperformed their higher quality counterparts. Elsewhere, the Fund’s underweight exposure in the corporate bond market negatively impacted its performance during the reporting period.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) added to relative performance. The Fund’s U.S. Treasury duration was less than the index, boosting relative returns as U.S. Treasury yields rose and prices fell over the reporting period. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also helped performance, as the Fund had an underweight to the longer end of the curve. Yields on the longer-end of the curve rose during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also emphasized bottom-up portfolio construction and identifying what we believed were undervalued securities. During the fiscal year we opportunistically increased the Fund’s exposure to U.S. Treasuries when their yields rose (and prices declined). In addition, our U.S. Treasury position was increased to bring it closer in line with that of the Index. In contrast, the Fund’s exposure to residential mortgages declined as their spreads tightened and, as a result, we looked for more compelling opportunities. The Fund’s investment in a money market fund was somewhat elevated at the end of the fiscal year as the Fund received significant shareholder inflows and we sought to identify attractive value opportunities in the marketplace.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	38.2%
U.S. Treasury Obligations	22.2
Mortgage Pass-Through Securities	14.2
Corporate Bonds	12.0
Asset-Backed Securities	2.5
Commercial Mortgage-Backed Securities	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	8.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   3

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		11.35%	5.64%	6.48%
With Sales Charge*		7.20	4.84	6.08
CLASS B SHARES	8/26/96
Without CDSC		10.61	4.95	5.94
With CDSC**		5.61	4.62	5.94
CLASS C SHARES	3/22/99
Without CDSC		10.65	4.95	5.80
With CDSC***		9.65	4.95	5.80
CLASS R2 SHARES	11/3/08	11.16	5.36	6.24
CLASS R5 SHARES	5/15/06	11.69	5.88	6.74
SELECT CLASS SHARES	6/1/91	11.51	5.78	6.69
ULTRA SHARES	2/22/05	11.72	5.99	6.80

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$1,332,254
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Duration	4.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities,* returned 18.46%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 9.32% return for the Barclays Capital U.S. Aggregate Index (the “Index“) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund significantly outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

A number of strategies contributed to the Fund’s outperformance versus the Index during the fiscal year. With investor risk aversion appearing to abate, the spread sectors (non-U.S. Treasuries) significantly outperformed U.S. Treasuries during the period. Given this, the Fund’s spread sector overweight and underweight of U.S. Treasuries versus the Index enhanced its results. Within the spread sectors, the Fund’s mortgage-backed securities, credit and asset-backed securities sectors were all strong performers, as their spreads narrowed from their elevated levels in late 2008. The Fund’s exposures to these sectors also helped it to maintain an income advantage relative to the Index.

Positions in both agency and non-agency mortgage securities were also rewarded during the period. In particular, the Fund’s use of both mortgage structures, such as collateralized mortgage obligations and interest only, and principal only securities, along with traditional mortgage securities, positively contributed to performance.

Elsewhere, the Fund’s corporate bond overweight versus the Index benefited its performance. During the period, the Fund’s corporate exposure was diversified among a wide variety of industries and also allocated its corporate exposure among investment grade, high yield (i.e. junk bonds) and distressed securities (i.e., junk bonds or other securities of issuers experiencing financial or operating difficulties or operating in troubled industries).

Finally, while the Fund only had a small out-of-Index allocation to emerging market debt, this exposure contributed to performance. Within the emerging market debt asset class, the Fund’s exposures to Latin America, Russia and the Ukraine generated positive results.

Modestly detracting from the Fund’s performance was its underweight exposure versus the Index to commercial mortgage-backed securities (“CMBS”), as their spreads narrowed. In addition, the Fund largely allocated its CMBS exposure to more seasoned securities. This was a negative for relative performance, as more recently issued CMBS generated better results, as they were supported by the government’s Term Asset-Backed Securities Loan Facility (“TALF”).

The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was a positive contributor to results during the fiscal year. Throughout the period, the Fund maintained an underweight exposure to longer-term securities versus the Index and overweight exposure to short-term securities versus the Index. Our yield curve positioning was beneficial as interest rates of longer-term securities rose more than their shorter-term counterparts (generally interest rates and bond prices move in the opposite direction).

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also emphasized bottom-up portfolio construction and identifying what we

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

believed were undervalued securities. The focus on risk stress testing allowed the Fund to maintain a forward looking focus when managing its overall exposures to the market. Risk stress testing refers to the process used by the advisor to assess how individual securities and the Fund’s total portfolio may react using a number of interest rate, yield curve, and spread change scenarios based on historic data trends.

We made several tactical adjustments to the Fund’s portfolio from a sector perspective during the fiscal year. For example, within the corporate sector, the Fund increased its exposure to lower rated and distressed securities, both of which generated very strong results. During the first half of the reporting period, we made several modifications to the Fund’s holdings in the mortgage sector. For example, we increased the Fund’s agency derivatives position and increased its exposure to high quality non-agency securities. During the second half of the period, we reduced the Fund’s mortgage overweight given the sector’s solid performance. We also modestly increased the Fund’s exposure to U.S. Treasuries, as we found them to be somewhat more attractively valued.

PORTFOLIO COMPOSITION***

Corporate Bonds	35.2%
Collateralized Mortgage Obligations	24.8
U.S. Treasury Obligations	17.4
Mortgage Pass-Through Securities	5.8
Loan Assignments & Participations	3.1
Commercial Mortgage-Backed Securities	2.3
Asset-Backed Securities	2.2
U.S. Government Agency Securities	1.0
Others (each less than 1.0%)	1.7
Short-Term Investment	6.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		18.14%	5.08%	5.91%
With Sales Charge*		13.77	4.27	5.51
CLASS B SHARES	5/31/95
Without CDSC		17.49	4.51	5.39
With CDSC**		12.49	4.17	5.39
CLASS C SHARES	5/30/00
Without CDSC		17.41	4.52	5.30
With CDSC***		16.41	4.52	5.30
CLASS R2 SHARES	11/3/08	17.71	4.80	5.59
INSTITUTIONAL CLASS SHARES	6/19/09	18.51	5.36	6.17
SELECT CLASS SHARES	3/5/93	18.46	5.35	6.17
ULTRA SHARES	2/22/05	18.76	5.59	6.29

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class C, Class R2, Institutional Class, and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Ultra, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   7

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$1,391,324
Primary Benchmark	Barclays Capital U.S. Government Bond Index
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal,* returned 5.59%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 2.45% return for the Barclays Capital U.S. Government Bond Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Whereas the Fund was hurt during the 2008 credit crisis, maintaining our long-term value-oriented investment approach helped it to outperform the Index during the 12-months ended February 28, 2010. In particular, the Fund’s exposure to agency securities and agency collateralized mortgage obligations (CMOs) enhanced its results. The spreads of these securities had significantly widened during the financial crisis, but they narrowed from those elevated levels during the fiscal year. The Fund also benefited from its holding of Treasury Inflation Protected Securities (TIPS). TIPS generated strong results, as concerns over deflation were replaced with fears of future inflation given the strengthening economy.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), which was shorter than that of the Index, contributed to performance, as rates increased during the reporting period.

Modestly detracting from performance was the Fund’s investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. As in the past, the majority of our time was spent looking for and analyzing individual securities. If selected, these securities were generally held over time, typically resulting in low turnover. During the reporting period, we did not make significant adjustments to the Fund’s portfolio. While we modestly extended the Fund’s duration during the reporting period, it remained shorter than that of the benchmark throughout the fiscal year.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	42.8%
U.S. Treasury Obligations	23.2
U.S. Government Agency Securities	14.6
Mortgage Pass-Through Securities	11.4
Short-Term Investment	8.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		5.42%	5.24%	6.14%
With Sales Charge*		1.48	4.44	5.74
CLASS B SHARES	1/14/94
Without CDSC		4.64	4.48	5.58
With CDSC**		(0.36)	4.14	5.58
CLASS C SHARES	3/22/99
Without CDSC		4.58	4.46	5.41
With CDSC***		3.58	4.46	5.41
CLASS R2 SHARES	11/3/08	4.99	4.96	5.90
SELECT CLASS SHARES	2/8/93	5.59	5.50	6.40

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index and is composed of the Treasury and Agency Bond Indices, the 1–3 year Government Index and the 20+ Year Treasury Index. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   9

JPMorgan High Yield Fund*

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$5,838,054
Primary Benchmark	Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index
Duration	4.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Fund (formerly known as JPMorgan High Yield Bond Fund), which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated, **returned 44.86% *** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 55.20% return for the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index (the “Index”) for the same period. Capital appreciation is a secondary objective.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the global credit crisis and the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including high yield bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to narrowing spreads for riskier asset classes. This was especially true for high yield bonds (also known as junk bonds), as they produced outstanding returns during the fiscal year. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the Fund generated a strong absolute return during the fiscal year, it lagged the Index. Several of the strategies that helped the Fund to perform relatively well during 2008’s credit crisis detracted from performance over the fiscal year. During the reporting period, lower-quality high yield bonds generated the best returns, reversing their sharp losses in 2008. Over the fiscal year as a whole, the Fund had an underweight exposure to securities rated CCC and lower versus the Index. This was a negative for performance as this portion of the Index returned 114.87% during the reporting period. In contrast, higher-rated BB securities returned 36.40% during the fiscal year.

While the economy strengthened as the reporting period progressed, it continued to be challenged during the first half of the fiscal year. During that time, the Fund had an underweight position versus the Index in the consumer cyclical sector. This was a modest negative for performance, as this portion of the Index returned 57.23% during the six months ended August 31, 2009. Elsewhere, the Fund’s underweight exposure to the finance sector versus the Index was a large detractor from performance over the first half of the fiscal year. During that time, the junior debt and preferred issues of a number of large financial institutions were downgraded to below investment grade status and many of these issues rose sharply immediately after becoming part of the Index. As a result, the finance sector of the Index grew from 7.2% to 11.4% during the six months ended August 31, 2009. While the Fund’s exposure to the financial sector more than doubled from 4.1% to 9.5% during the same period, the underweight position hurt its performance, as this portion of this Index gained 76.55% over the first half of the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	We made a number of significant adjustments to the Fund’s portfolio during the fiscal year. We felt these were warranted given signs that the economy was regaining its footing and based on our improving outlook for the overall high yield market. In addition, we believed these changes were appropriate, as we sought to generate solid risk adjusted returns not only for shorter timeframes but, more importantly, over an entire market cycle.

The changes we made included adjustments to both the Fund’s sector and credit quality positioning. For example, we rotated the portfolio towards more cyclical industry sectors by decreasing the Fund’s exposure to traditional defensive sectors, such as the healthcare and utilities. During the fiscal year, we increased the Fund’s weighting in consumer cyclicals and finance by 7.2% and 8.6%, respectively. In contrast, the Fund’s weightings in healthcare and utilities fell 5.8% and 7.9%, respectively, over the twelve months ended February 28, 2010.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

From a credit quality perspective, we reduced the Fund’s exposure to BB bonds from 35.3% to 19.4% during the fiscal year. In addition, we increased the Fund’s CCC weighting from 13.2% to 20.2% and, by the end of the period, the Fund’s CCC weighting was roughly neutral to that of the Index. In aggregate, these moves helped the Fund to largely keep pace with the Index’s continued strong performance during the second half of the fiscal year.

PORTFOLIO COMPOSITION****

Corporate Bonds	79.5%
Loan Participations & Assignments	14.2
Others (each less than 1.0%)	1.1
Short-Term Investment	5.2

*	The Fund’s name was changed from JPMorgan High Yield Bond Fund to JPMorgan High Yield Fund on September 14, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   11

JPMorgan High Yield Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		44.28%	6.14%	6.76%
With Sales Charge*		38.77	5.34	6.35
CLASS B SHARES	11/13/98
Without CDSC		43.46	5.46	6.20
With CDSC**		38.46	5.13	6.20
CLASS C SHARES	3/22/99
Without CDSC		43.58	5.44	6.07
With CDSC***		42.58	5.44	6.07
CLASS R2 SHARES	11/3/08	44.00	5.83	6.45
CLASS R5 SHARES	5/15/06	44.95	6.43	7.05
SELECT CLASS SHARES	11/13/98	44.86	6.40	7.03
ULTRA SHARES	2/22/05	44.84	6.49	7.06

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Limited Duration Bond Fund*

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$326,914
Primary Benchmark	Barclays Capital 1-3 Year U.S. Government/Credit Bond Index
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Limited Duration Bond Fund (previously the JPMorgan Ultra Short Duration Bond Fund), which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities,** returned 17.91%*** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 4.76% return of the Barclays Capital 1–3 Year U.S. Government/Credit Index (the “Index”) and 1.13% return for the Fund’s former index, the Barclays Capital Short 9–12 Month U.S. Treasury Index, for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund significantly outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Whereas the Fund was hurt during the 2008 credit crisis, maintaining our long-term value-oriented investment approach helped it to outperform the Index during the 12-months ended February 28, 2010. In particular, the Fund’s exposure to floating-rate debt, including non-agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), enhanced its results. The spreads of these securities had significantly widened during the financial crisis, but they narrowed from those elevated levels during the fiscal year. The Fund’s agency securities also contributed to performance, albeit to a lesser extent.

Detracting from performance versus the Index was the Fund’s investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. As in the past, the majority of our time was spent looking for and analyzing individual securities. If selected, these securities were generally held over time, typically resulting in low turnover. During the reporting period, we did not make significant adjustments to the Fund’s portfolio. We maintained an above average position in a money market fund throughout the fiscal year to maintain a high degree of liquidity for the Fund.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	45.1%
Mortgage Pass-Through Securities	17.7
Asset-Backed Securities	11.5
Commercial Mortgage-Backed Securities	1.9
Corporate Bonds	0.4
Short-Term Investment	23.4

*	The Fund’s name was changed from JPMorgan Ultra Short Duration Bond Fund to JPMorgan Limited Duration Bond Fund on August 31, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		17.61%	2.12%	3.09%
With Sales Charge*		14.96	1.65	2.86
CLASS B SHARES	1/14/94
Without CDSC		17.01	1.61	2.78
With CDSC**		14.01	1.61	2.78
CLASS C SHARES	11/1/01	17.07	1.62	2.54
SELECT CLASS SHARES	2/2/93	17.91	2.38	3.35
ULTRA SHARES	2/22/05	18.26	2.60	3.46

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclay’s Capital 1–3 Year U.S. Government/Credit Bond Index, Barclays Capital Short 9–12 Month U.S. Treasury Index, the Lipper Ultra Short Obligation Funds Index and the Lipper Short U.S. Government Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Barclays Capital Short 9–12 Month U.S. Treasury Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Ultra Short Obligation Funds Index and the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Barclays Capital Short 9–12 Month U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of nine months and up to, but not including, twelve months. It excludes zero coupon strips. The benchmark index for the Fund has changed from the Barclays Capital Short 9–12 Month U.S. Treasury Index to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Ultra Short Obligation Funds Index and the Lipper Short U.S. Government Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$1,799,432
Primary Benchmark	Barclays Capital U.S. MBS Index
Duration	2.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages,* returned 15.64%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 6.67% return for the Barclays Capital U.S. MBS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this had led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the Fund trailed the Index during the financial crisis, the strategies that negatively impacted it during that period helped the Fund to outperform the Index during the twelve months ended February 28, 2010. The Index consists almost entirely of U.S. agency securities, whereas the Fund held approximately 23% of its portfolio in non-agency securities. This was beneficial to the Fund’s performance, as non-agency mortgage spreads narrowed more than their agency counterparts. Also contributing to performance was the Fund’s security selection within the non-agency mortgage-backed security sector. The Fund’s U.S agency-backed collateralized mortgage obligations (CMOs) also benefited its performance. These securities outperformed U.S. agency pass-through mortgage-backed securities during the period. The Fund also utilized some Interest Only (IO) and Principal Only (PO) securities which enhanced the Fund’s relative performance during the fiscal year.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was longer than that of the Index, particularly in the mortgage-backed securities sectors. This added to relative performance as yields from mortgage-back securities declined and prices rose over the reporting period. The Fund’s positioning on the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) was a positive for performance. The Fund had an underweight to the longer portion of the curve, which was beneficial as longer-term yields rose over the period (bond yields and prices move in the opposite direction).

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value in managing the Fund. We also concentrated on bottom-up portfolio construction and identifying what we believed were undervalued securities. In addition to adjusting the Fund’s duration, we increased its exposure to U.S. Treasuries. The Fund’s investment in a money market fund was also somewhat elevated at the end of the fiscal year. The assets in U.S. Treasuries and the money market fund were held there while was sought to identify attractive value opportunities in the marketplace.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	64.5%
Mortgage Pass-Through Securities	16.6
U.S. Treasury Obligations	7.0
Asset-Backed Securities	1.6
U.S. Government Agency Securities	1.0
Others (each less than 1.0%)	0.2
Short-Term Investment	9.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		15.36%	6.29%	6.90%
With Sales Charge*		11.00	5.48	6.49
SELECT CLASS SHARES	8/18/00	15.64	6.53	7.14
ULTRA SHARES	2/22/05	15.79	6.68	7.22

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$7,811,341
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government/Credit Bond Index
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities,* returned 5.57% ** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 4.76% return for the Barclays Capital 1–3 Year U.S. Government/Credit Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this had led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had finally abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

During the fiscal year, the Fund’s overweight exposure to spread product (non-U.S. Treasuries) and underweight exposure to U.S. Treasuries versus the Index were the largest positively contributors to performance. In particular, security selection of asset-backed, agency mortgage-backed, non-agency mortgage-backed and commercial mortgage-backed securities benefited performance. Overall, the Fund’s corporate debt holdings also positively contributed to performance. In each case, spreads in these sectors narrowed from their elevated levels during the credit crisis in 2008. The Fund’s U.S. Treasury underweight exposure was also a positive, as U.S. Treasuries underperformed the spread sectors over the twelve months ended February 28, 2010.

Overall, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was similar to slightly short versus the Index. This had a minimal impact on the Fund’s performance. In terms of yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund utilized a barbell approach, emphasizing both short-term securities and issues in the three to five year portion of the curve. The three to five year U.S. Treasury yields rose during the period and therefore detracted from performance. However, this was offset by the Fund’s overweight duration in non-U.S. Treasury securities, as their spreads narrowed. In total, the Fund’s yield curve positioning modestly contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the fiscal year, we continued to focus on security selection as our primary strategy, looking for attractively valued securities. During the period, we maintained our disciplined investment approach and our overweight exposure to non-U.S. Treasuries versus the Index. A number of adjustments were made to the portfolio during the fiscal year. For example, we reduced the Fund’s exposure to agency mortgage-backed securities and increased its positions in asset-backed and commercial mortgage-backed securities. We also increased the Fund’s exposure to non-agency mortgage-backed securities and corporate bonds in the three to five portion of the curve. Toward the end of the fiscal year, we also increased the Fund’s exposure to U.S. Treasuries when their yields rose (and prices declined).

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	26.9%
U.S. Government Agency Securities	22.9
Corporate Bonds	12.2
Collateralized Mortgage Obligations	11.4
Mortgage Pass-Through Securities	10.0
Asset-Backed Securities	9.5
Commercial Mortgage-Backed Securities	1.8
Foreign Government Securities	0.2
Short-Term Investment	5.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2010. The Fund’s composition is subject to change.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		5.32%	4.14%	4.39%
With Sales Charge*		2.99	3.68	4.15
CLASS B SHARES	1/14/94
Without CDSC		4.80	3.62	4.06
With CDSC**		1.80	3.62	4.06
CLASS C SHARES	11/1/01	4.76	3.63	3.81
SELECT CLASS SHARES	9/4/90	5.57	4.42	4.65
ULTRA SHARES	2/22/05	5.81	4.68	4.78

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   19

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$103,445
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government Bond Index
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned 3.98%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 2.58% return for the Barclays Capital 1–3 Year U.S. Government Bond Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this had led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

During the fiscal year, the Fund’s overweight exposure to spread product (non-U.S. Treasuries) and underweight exposure to U.S. Treasuries versus the Index were the largest positively contributors to performance. In particular, security selection of asset-backed, agency mortgage-backed, and commercial mortgage-backed securities benefited performance. Overall, the Fund’s corporate debt holdings also positively contributed to performance. In each case, spreads in these sectors narrowed from their elevated levels during the credit crisis in 2008. The Fund’s U.S. Treasury underweight exposure was also a positive, as U.S. Treasuries underperformed the spread sectors over the twelve months ended February 28, 2010.

Overall, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was similar to slightly short versus the Index. This had a minimal impact on the Fund’s performance. In terms of yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund utilized a barbell approach, emphasizing both short-term securities and issues in the three to five year portion of the curve. While three to five year U.S. Treasury yields rose during the period, this was offset by our overweight duration in non-U.S. Treasury securities, as their spreads narrowed. In total, the Fund’s yield curve positioning modestly contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	During the fiscal year, the Fund’s portfolio management team changed and several adjustments were gradually made to the portfolio. For example, over the period we further diversified the Fund’s portfolio by increasing its number of holdings from approximately 62 to 165. We also modified certain sector positions and focused on security selection, looking for attractively valued securities. This led us to increase the Fund’s corporate and asset-backed security exposures, while significantly reducing its cash position. We also adjusted the Fund’s yield curve positioning by adding to its exposure to corporate bonds in the three to five portion of the curve while maintaining the Fund’s weighted average life to no more than three years. As in the past, maintaining liquidity and a high quality portfolio remained paramount in the management of the Fund.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	30.0%
U.S. Government Agency Securities	27.7
Corporate Bonds	24.5
Asset-Backed Securities	9.7
Collateralized Mortgage Obligations	4.9
Commercial Mortgage-Backed Securities	1.8
Others (each less than 0.1%)	0.5
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		3.61%	1.26%	2.69%
With Sales Charge*		1.30	0.80	2.46
CLASS M SHARES	7/1/99
Without Sales Charge		3.36	1.01	2.44
With Sales Charge**		1.85	0.71	2.29
SELECT CLASS SHARES	11/30/90	3.98	1.51	2.97

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index, the Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index are indicies based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$529,061
Primary Benchmark	Barclays Capital 1–5 Year U.S. Treasury Index
Duration	2.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes,* returned 3.63%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 2.50% return for the Barclays Capital 1–5 Year U.S. Treasury Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this had led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

The Index consists entirely of U.S. Treasury securities, whereas the Fund has the flexibility to diversify its portfolio to also hold agency debt. This was beneficial for the Fund’s results during the fiscal year, as agency spreads narrowed and they outperformed U.S. Treasury securities. The Fund was also rewarded for holding a portion of its portfolio in U.S. Treasury Inflation Protected Securities (“TIPS”). TIPS generated strong returns during the period as deflationary expectations reverted to the more typical inflationary expectations as the economy strengthened.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) started the fiscal year longer than that of the Index and ended the period shorter than the Index. Overall, the Fund’s duration did not meaningfully impact its performance. The Fund’s positioning on the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) modestly detracted from results, as it had an overweight to the longer portion of the curve and an underweight to the shorter part of the curve. This was not rewarded, as longer-term yields moved higher during the fiscal year, whereas shorter-term yields declined (bond yields and prices move in the opposite direction).

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection in the U.S. Treasury and agency market. The majority of our time was spent looking for and analyzing securities, as well as determining how best to position the portfolio as the market evolved throughout the twelve month reporting period. In addition to shortening the Fund’s duration, we also pared the Fund’s exposure to TIPS, as they were less attractively valued given their strong performance over the fiscal year.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	77.8%
U.S. Government Agency Securities	20.6
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		3.39%	4.10%	4.90%
With Sales Charge*		1.10	3.63	4.66
CLASS B SHARES	1/20/97
Without CDSC		2.86	3.58	4.58
With CDSC**		(0.14)	3.58	4.58
SELECT CLASS SHARES	1/20/97	3.63	4.36	5.16

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index, the Lipper Short U.S. Treasury Funds Average and the Lipper Short U.S. Government Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average and the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average and the Lipper Short U.S. Government Funds Index are indices based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 2.5%
3,000	Ally Auto Receivables Trust, Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	3,057
	AmeriCredit Automobile Receivables Trust,
2,234	Series 2005-BM, Class A4, VAR, 0.308%, 05/06/12	2,224
1,140	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,177
1,514	Series 2007-CM, Class A3B, VAR, 0.258%, 05/07/12	1,510
1,400	Series 2008-AF, Class A3, 5.680%, 12/12/12	1,447
2,670	Series 2008-AF, Class A4, 6.960%, 10/14/14	2,848
3,000	Series 2009-1, Class A3, 3.040%, 10/15/13	3,083
3,140	Series 2010-1, Class A2, 0.970%, 01/15/13	3,142
2,190	Series 2010-1, Class A3, 1.660%, 03/17/14	2,194
806	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	755
	Bank of America Auto Trust,
15,000	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	15,359
3,235	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	3,380
10,000	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	10,169
5,575	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	5,627
5,810	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	5,824
4,255	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,248
1,866	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.599%, 04/25/36 (f) (i)	1,269
	Capital One Auto Finance Trust,
618	Series 2007-B, Class A3A, 5.030%, 04/15/12	624
169	Series 2007-C, Class A3A, 5.130%, 04/16/12	172
4,645	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	4,653
16,350	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	14,765
	Chrysler Financial Auto Securitization Trust,
3,750	Series 2009-A, Class A3, 2.820%, 01/15/16	3,848
8,500	Series 2009-B, Class A2, 1.150%, 11/08/11	8,528
	Citibank Credit Card Issuance Trust,
8,282	Series 2002-C2, Class C2, 6.950%, 02/18/14	8,850
950	Series 2007-A3, Class A3, 6.150%, 06/15/39	1,061
	CitiFinancial Auto Issuance Trust,
17,500	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	17,611
5,350	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	5,426
2,111	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.609%, 12/25/33	1,643
	CNH Equipment Trust,
1,206	Series 2008-B, Class A3A, 4.780%, 07/16/12	1,229
3,900	Series 2008-B, Class A4A, 5.600%, 11/17/14	4,108
500	Series 2009-A, Class A3, 5.280%, 11/15/12	522
1,970	Series 2009-C, Class A3, 1.850%, 12/16/13	1,986
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	552
11	Series 2004-1, Class 3A, VAR, 0.509%, 04/25/34	8
1,290	Series 2004-1, Class M1, VAR, 0.729%, 03/25/34	963
1,060	Series 2004-1, Class M2, VAR, 0.779%, 03/25/34	854
1,065	Series 2004-6, Class M1, VAR, 0.829%, 10/25/34 (f) (i)	528
805	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.539%, 11/25/35 (f) (i)	652
1,341	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	936
2,400	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	2,644
1,400	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.329%, 12/25/36	1,159
	Ford Credit Auto Owner Trust,
584	Series 2006-B, Class A4, 5.250%, 09/15/11	595
6,700	Series 2009-B, Class A3, 2.790%, 08/15/13	6,871
5,000	Series 2009-B, Class A4, 4.500%, 07/15/14	5,350
6,000	Series 2009-D, Class A3, 2.170%, 10/15/13	6,102
1,272	GE Capital Mortgage Services LLC, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	1,027
	Harley-Davidson Motorcycle Trust,
13,335	Series 2009-3, Class A2, 0.940%, 04/15/12	13,345
5,140	Series 2009-3, Class A3, 1.740%, 09/15/13	5,172
	HFC Home Equity Loan Asset Backed Certificates,
3,767	Series 2005-2, Class A1, VAR, 0.499%, 01/20/35	3,530

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
3,070	Series 2005-2, Class M2, VAR, 0.719%, 01/20/35	2,681
6,837	Series 2006-1, Class A1, VAR, 0.389%, 01/20/36	5,960
3,063	Series 2006-2, Class A1, VAR, 0.379%, 03/20/36	2,837
9,000	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	9,233
1,285	Series 2007-1, Class AS, VAR, 0.429%, 03/20/36	1,130
16,328	Series 2007-3, Class APT, VAR, 1.429%, 11/20/36	14,815
	Honda Auto Receivables Owner Trust,
5,495	Series 2009-2, Class A3, 2.790%, 01/15/13	5,630
3,500	Series 2009-2, Class A4, 4.430%, 07/15/15	3,715
3,155	Series 2009-3, Class A3, 2.310%, 05/15/13	3,210
4,200	Series 2009-3, Class A4, 3.300%, 09/15/15	4,349
2,500	Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.030%, 08/15/13	2,541
1,874	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.429%, 03/25/36	948
	John Deere Owner Trust,
4,230	Series 2009-A, Class A3, 2.590%, 10/15/13	4,306
5,360	Series 2009-B, Class A3, 1.570%, 10/15/13	5,399
	Long Beach Mortgage Loan Trust,
1,500	Series 2004-3, Class M1, VAR, 0.799%, 07/25/34	1,085
1,555	Series 2006-8, Class 2A2, VAR, 0.319%, 09/25/36	581
2,485	Series 2006-WL2, Class 2A3, VAR, 0.429%, 01/25/36	1,921
4,776	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	5,094
3,000	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	3,034
3,570	Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 0.979%, 01/25/35	3,505
45,000	Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.229%, 12/26/22 (e)	45,000
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	3,521
319	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.069%, 02/25/33	250
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	53
	Residential Asset Securities Corp.,
86	Series 2002-KS4, Class AIIB, VAR, 0.729%, 07/25/32	48
123	Series 2003-KS5, Class AIIB, VAR, 0.809%, 07/25/33	72
139	Series 2003-KS9, Class A2B, VAR, 0.869%, 11/25/33	47
2,569	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	2,232
3,987	Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	3,525
354	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	358
	USAA Auto Owner Trust,
8,485	Series 2009-2, Class A3, 1.540%, 02/18/14	8,552
3,080	Series 2009-2, Class A4, 2.530%, 07/15/15	3,136
1,535	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	1,570
	Wachovia Asset Securitization, Inc.,
188	Series 2002-HE2, Class A, VAR, 0.659%, 12/25/32	133
593	Series 2003-HE3, Class A, VAR, 0.479%, 11/25/33	398
	World Omni Auto Receivables Trust,
1,155	Series 2007-B, Class A3A, 5.280%, 01/17/12	1,172
1,400	Series 2009-A, Class A3, 3.330%, 05/15/13	1,441
7,045	Series 2010-A, Class A4, 2.210%, 05/15/15	7,078
	Total Asset-Backed Securities (Cost $350,464)	353,187
Collateralized Mortgage Obligations — 38.0%
	Agency CMO — 24.9%
	Federal Home Loan Bank System,
1,988	Series 2000-0606, Class Y, 5.270%, 12/28/12	2,126
29,403	Series 2000-1067, Class 1, 5.300%, 06/15/12	31,088
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
691	Series 8, Class ZA, 7.000%, 03/25/23	753
435	Series 24, Class ZE, 6.250%, 11/25/23	472
3,136	Series 29, Class L, 7.500%, 04/25/24	3,383
	Federal Home Loan Mortgage Corp. REMICS,
119	Series 11, Class D, 9.500%, 07/15/19	129
34	Series 22, Class C, 9.500%, 04/15/20	37
49	Series 23, Class F, 9.600%, 04/15/20	54
2	Series 41, Class I, HB, 84.000%, 05/15/20	3
22	Series 46, Class B, 7.800%, 09/15/20	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
12		Series 47, Class F, 10.000%, 06/15/20	13
1		Series 85, Class C, 8.600%, 01/15/21	1
39		Series 99, Class Z, 9.500%, 01/15/21	43
102		Series 114, Class H, 6.950%, 01/15/21	111
1		Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	21
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	1
19		Series 1065, Class J, 9.000%, 04/15/21	21
12		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	19
32		Series 1084, Class F, VAR, 1.200%, 05/15/21	32
22		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	38
33		Series 1116, Class I, 5.500%, 08/15/21	35
85		Series 1144, Class KB, 8.500%, 09/15/21	94
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	5
1		Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	30
78		Series 1206, Class IA, 7.000%, 03/15/22	78
328		Series 1212, Class IZ, 8.000%, 02/15/22	334
101		Series 1250, Class J, 7.000%, 05/15/22	110
234		Series 1343, Class LA, 8.000%, 08/15/22	259
94		Series 1343, Class LB, 7.500%, 08/15/22	103
153		Series 1370, Class JA, VAR, 1.400%, 09/15/22	153
151		Series 1455, Class WB, IF, 4.550%, 12/15/22	140
1,433		Series 1466, Class PZ, 7.500%, 02/15/23	1,571
22		Series 1470, Class F, VAR, 2.828%, 02/15/23	22
273		Series 1491, Class I, 7.500%, 04/15/23	273
887		Series 1498, Class I, VAR, 1.400%, 04/15/23	887
1,103		Series 1502, Class PX, 7.000%, 04/15/23	1,157
143		Series 1505, Class Q, 7.000%, 05/15/23	156
626		Series 1518, Class G, IF, 8.804%, 05/15/23	672
117		Series 1541, Class M, HB, IF, 20.297%, 07/15/23	163
556		Series 1541, Class O, VAR, 3.720%, 07/15/23	555
31		Series 1570, Class F, VAR, 3.328%, 08/15/23	30
1,116		Series 1573, Class PZ, 7.000%, 09/15/23	1,217
656		Series 1591, Class PV, 6.250%, 10/15/23	707
58		Series 1595, Class D, 7.000%, 10/15/13	63
182		Series 1596, Class D, 6.500%, 10/15/13	182
51		Series 1602, Class SA, HB, IF, 21.938%, 10/15/23	68
223		Series 1607, Class H, 6.250%, 10/15/13	224
39		Series 1607, Class SA, IF, 18.187%, 10/15/13	45
3,846		Series 1608, Class L, 6.500%, 09/15/23	4,196
1,686		Series 1609, Class LG, IF, 16.792%, 11/15/23	2,018
116		Series 1611, Class JA, VAR, 1.625%, 08/15/23	115
108		Series 1611, Class JB, HB, IF, 20.836%, 08/15/23	113
1,343		Series 1642, Class PJ, 6.000%, 11/15/23	1,439
568		Series 1658, Class GZ, 7.000%, 01/15/24	613
16		Series 1671, Class L, 7.000%, 02/15/24	17
21		Series 1671, Class QC, IF, 10.000%, 02/15/24	26
24		Series 1686, Class SH, IF, 18.675%, 02/15/24	35
473		Series 1695, Class EB, 7.000%, 03/15/24	521
89		Series 1699, Class FC, VAR, 0.850%, 03/15/24	89
531		Series 1700, Class GA, PO, 02/15/24	471
2,605		Series 1706, Class K, 7.000%, 03/15/24	2,831
42		Series 1709, Class FA, VAR, 2.810%, 03/15/24	41
1,491		Series 1720, Class PL, 7.500%, 04/15/24	1,554
1,992		Series 1737, Class L, 6.000%, 06/15/24	2,167
208		Series 1745, Class D, 7.500%, 08/15/24	228
1,415		Series 1798, Class F, 5.000%, 05/15/23	1,463
29		Series 1807, Class G, 9.000%, 10/15/20	31
312		Series 1829, Class ZB, 6.500%, 03/15/26	340
41		Series 1844, Class E, 6.500%, 10/15/13	44
2,026		Series 1863, Class Z, 6.500%, 07/15/26	2,188
58		Series 1865, Class D, PO, 02/15/24	36
197		Series 1890, Class H, 7.500%, 09/15/26	205
548		Series 1899, Class ZE, 8.000%, 09/15/26	607
1,177		Series 1927, Class PH, 7.500%, 01/15/27	1,234
1,329		Series 1927, Class ZA, 6.500%, 01/15/27	1,392
33		Series 1935, Class FL, VAR, 0.950%, 02/15/27	32
433		Series 1963, Class Z, 7.500%, 01/15/27	434
68		Series 1970, Class PG, 7.250%, 07/15/27	75
1,178		Series 1981, Class Z, 6.000%, 05/15/27	1,260
736		Series 1983, Class Z, 6.500%, 12/15/23	795
485		Series 1987, Class PE, 7.500%, 09/15/27	537
672		Series 2019, Class Z, 6.500%, 12/15/27	740
430		Series 2025, Class PE, 6.300%, 01/15/13	430
2,577		Series 2033, Class J, 5.600%, 06/15/23	2,578
311		Series 2033, Class SN, HB, IF, 23.222%, 03/15/24	167
850		Series 2038, Class PN, IO, 7.000%, 03/15/28	120
2,226		Series 2040, Class PE, 7.500%, 03/15/28	2,530
888		Series 2054, Class PV, 7.500%, 05/15/28	951
325		Series 2055, Class OE, 6.500%, 05/15/13	336
337		Series 2056, Class TD, 6.500%, 05/15/18	366
1,437		Series 2063, Class PG, 6.500%, 06/15/28	1,534

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
210	Series 2064, Class TE, 7.000%, 06/15/28	225
899	Series 2070, Class C, 6.000%, 07/15/28	962
2,910	Series 2075, Class PH, 6.500%, 08/15/28	3,162
3,114	Series 2075, Class PM, 6.250%, 08/15/28	3,372
985	Series 2086, Class GB, 6.000%, 09/15/28	1,062
1,002	Series 2089, Class PJ, IO, 7.000%, 10/15/28	182
3,280	Series 2095, Class PE, 6.000%, 11/15/28	3,567
986	Series 2102, Class TC, 6.000%, 12/15/13	1,047
543	Series 2102, Class TU, 6.000%, 12/15/13	577
4,445	Series 2106, Class ZD, 6.000%, 12/15/28	4,775
8,838	Series 2110, Class PG, 6.000%, 01/15/29	9,618
2,201	Series 2115, Class PE, 6.000%, 01/15/14	2,329
1,816	Series 2125, Class JZ, 6.000%, 02/15/29	1,961
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,971
205	Series 2132, Class SB, HB, IF, 29.559%, 03/15/29	283
142	Series 2134, Class PI, IO, 6.500%, 03/15/19	19
61	Series 2135, Class UK, IO, 6.500%, 03/15/14	5
105	Series 2141, Class IO, IO, 7.000%, 04/15/29	20
340	Series 2163, Class PC, IO, 7.500%, 06/15/29	65
4,234	Series 2169, Class TB, 7.000%, 06/15/29	4,659
2,142	Series 2172, Class QC, 7.000%, 07/15/29	2,324
1,367	Series 2176, Class OJ, 7.000%, 08/15/29	1,445
51	Series 2189, Class SA, IF, 17.917%, 02/15/28	54
7	Series 2196, Class TL, 7.500%, 11/15/29	7
1,062	Series 2201, Class C, 8.000%, 11/15/29	1,176
3,125	Series 2208, Class PG, 7.000%, 01/15/30	3,408
538	Series 2209, Class TC, 8.000%, 01/15/30	603
1,618	Series 2210, Class Z, 8.000%, 01/15/30	1,734
477	Series 2224, Class CB, 8.000%, 03/15/30	524
582	Series 2230, Class Z, 8.000%, 04/15/30	638
455	Series 2234, Class PZ, 7.500%, 05/15/30	501
369	Series 2247, Class Z, 7.500%, 08/15/30	412
990	Series 2256, Class MC, 7.250%, 09/15/30	1,079
1,767	Series 2259, Class ZM, 7.000%, 10/15/30	1,927
41	Series 2261, Class ZY, 7.500%, 10/15/30	42
136	Series 2262, Class Z, 7.500%, 10/15/30	145
1,658	Series 2271, Class PC, 7.250%, 12/15/30	1,675
2,982	Series 2283, Class K, 6.500%, 12/15/23	3,281
942	Series 2296, Class PD, 7.000%, 03/15/31	1,007
6,997	Series 2301, Class PA, 6.000%, 10/15/13	7,384
342	Series 2306, Class K, PO, 05/15/24	294
819	Series 2306, Class SE, IF, IO, 6.940%, 05/15/24	128
647	Series 2313, Class LA, 6.500%, 05/15/31	709
1,466	Series 2325, Class PM, 7.000%, 06/15/31	1,634
2,582	Series 2332, Class ZH, 7.000%, 07/15/31	2,838
286	Series 2333, Class HC, 6.000%, 07/15/31	303
3,242	Series 2344, Class QG, 6.000%, 08/15/16	3,484
13,963	Series 2344, Class ZD, 6.500%, 08/15/31	15,316
1,438	Series 2344, Class ZJ, 6.500%, 08/15/31	1,577
1,155	Series 2345, Class NE, 6.500%, 08/15/31	1,257
1,542	Series 2345, Class PQ, 6.500%, 08/15/16	1,671
552	Series 2347, Class VP, 6.500%, 03/15/20	593
1,800	Series 2351, Class PZ, 6.500%, 08/15/31	1,978
4,123	Series 2353, Class TD, 6.000%, 09/15/16	4,450
1,316	Series 2355, Class BP, 6.000%, 09/15/16	1,420
404	Series 2359, Class PM, 6.000%, 09/15/16	434
2,389	Series 2359, Class ZB, 8.500%, 06/15/31	2,728
2,092	Series 2360, Class PG, 6.000%, 09/15/16	2,227
382	Series 2363, Class PF, 6.000%, 09/15/16	408
1,161	Series 2366, Class MD, 6.000%, 10/15/16	1,241
1,278	Series 2367, Class ME, 6.500%, 10/15/31	1,398
1,457	Series 2388, Class FB, VAR, 0.831%, 01/15/29	1,455
3,515	Series 2391, Class QR, 5.500%, 12/15/16	3,759
1,355	Series 2391, Class VQ, 6.000%, 10/15/12	1,407
934	Series 2394, Class MC, 6.000%, 12/15/16	1,008
1,579	Series 2399, Class OH, 6.500%, 01/15/32	1,732
2,497	Series 2399, Class TH, 6.500%, 01/15/32	2,738
2,802	Series 2410, Class NG, 6.500%, 02/15/32	3,075
1,393	Series 2410, Class OE, 6.375%, 02/15/32	1,509
3,529	Series 2410, Class QS, IF, 18.900%, 02/15/32	4,619
872	Series 2410, Class QX, IF, IO, 8.419%, 02/15/32	138
3,615	Series 2412, Class SP, IF, 15.639%, 02/15/32	4,232
3,155	Series 2420, Class XK, 6.500%, 02/15/32	3,461
1,667	Series 2423, Class MC, 7.000%, 03/15/32	1,840
2,062	Series 2423, Class MT, 7.000%, 03/15/32	2,276
2,711	Series 2423, Class TB, 6.500%, 03/15/32	2,975
883	Series 2425, Class OB, 6.000%, 03/15/17	956
3,360	Series 2430, Class WF, 6.500%, 03/15/32	3,689
4,477	Series 2434, Class TC, 7.000%, 04/15/32	4,958
8,913	Series 2434, Class ZA, 6.500%, 04/15/32	9,759
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	1,997
4,395	Series 2435, Class VH, 6.000%, 07/15/19	4,652
1,782	Series 2436, Class MC, 7.000%, 04/15/32	1,975
959	Series 2441, Class GF, 6.500%, 04/15/32	1,056
2,065	Series 2444, Class ES, IF, IO, 7.719%, 03/15/32	289
1,666	Series 2450, Class GZ, 7.000%, 05/15/32	1,816

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,347	Series 2450, Class SW, IF, IO, 7.769%, 03/15/32	181
3,636	Series 2455, Class GK, 6.500%, 05/15/32	3,988
702	Series 2458, Class QE, 5.500%, 06/15/17	751
2,684	Series 2458, Class ZM, 6.500%, 06/15/32	2,954
3,779	Series 2460, Class VZ, 6.000%, 11/15/29	3,859
3,074	Series 2463, Class CE, 6.000%, 06/15/17	3,322
2,542	Series 2466, Class DH, 6.500%, 06/15/32	2,788
4,858	Series 2466, Class PG, 6.500%, 04/15/32	5,213
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,554
3,128	Series 2474, Class NR, 6.500%, 07/15/32	3,438
8,103	Series 2475, Class S, IF, IO, 7.769%, 02/15/32	1,120
320	Series 2480, Class PV, 6.000%, 07/15/11	331
4,539	Series 2484, Class LZ, 6.500%, 07/15/32	4,947
465	Series 2488, Class WS, IF, 16.213%, 08/15/17	543
5,753	Series 2500, Class MC, 6.000%, 09/15/32	6,283
1,147	Series 2508, Class AQ, 5.500%, 10/15/17	1,231
4,073	Series 2512, Class PG, 5.500%, 10/15/22	4,423
1,392	Series 2513, Class YO, PO, 02/15/32	1,359
3,910	Series 2515, Class DE, 4.000%, 03/15/32	4,064
2,395	Series 2515, Class MG, 4.000%, 09/15/17	2,495
1,322	Series 2518, Class PX, 5.500%, 09/15/13	1,413
275	Series 2519, Class BT, 8.500%, 09/15/31	288
59	Series 2521, Class PU, 5.500%, 05/15/10	59
451	Series 2527, Class VU, 5.500%, 10/15/13	452
2,578	Series 2535, Class BK, 5.500%, 12/15/22	2,787
5,035	Series 2537, Class TE, 5.500%, 12/15/17	5,415
244	Series 2541, Class GX, 5.500%, 02/15/17	246
2,000	Series 2543, Class LX, 5.000%, 12/15/17	2,134
5,462	Series 2543, Class YX, 6.000%, 12/15/32	5,949
3,640	Series 2544, Class HC, 6.000%, 12/15/32	3,974
3,560	Series 2549, Class ZG, 5.000%, 01/15/18	3,563
3,763	Series 2552, Class ME, 6.000%, 01/15/33	4,111
1,399	Series 2565, Class MB, 6.000%, 05/15/30	1,448
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,074
2,599	Series 2571, Class FY, VAR, 0.981%, 12/15/32	2,603
468	Series 2571, Class SK, HB, IF, 33.505%, 09/15/23	704
1,533	Series 2571, Class SY, IF, 18.046%, 12/15/32	1,828
2,580	Series 2574, Class HP, 5.000%, 02/15/18	2,760
8,791	Series 2575, Class ME, 6.000%, 02/15/33	9,581
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,514
2,285	Series 2586, Class WI, IO, 6.500%, 03/15/33	421
2,565	Series 2591, Class WI, IO, 5.500%, 02/15/30	102
517	Series 2594, Class VA, 6.000%, 03/15/14	518
6,718	Series 2594, Class VQ, 6.000%, 08/15/20	7,075
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,518
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,195
2,838	Series 2597, Class AD, 6.500%, 03/15/32	2,963
2,888	Series 2597, Class DS, IF, IO, 7.319%, 02/15/33	135
6,279	Series 2599, Class DS, IF, IO, 6.769%, 02/15/33	342
8,383	Series 2610, Class DS, IF, IO, 6.869%, 03/15/33	590
7,107	Series 2611, Class SH, IF, IO, 7.419%, 10/15/21	468
1,680	Series 2611, Class UH, 4.500%, 05/15/18	1,774
3,835	Series 2617, Class GR, 4.500%, 05/15/18	4,052
277	Series 2619, Class HR, 3.500%, 11/15/31	284
1,290	Series 2619, Class IM, IO, 5.000%, 10/15/21	67
332	Series 2624, Class IU, IO, 5.000%, 06/15/33	19
8,504	Series 2626, Class NS, IF, IO, 6.319%, 06/15/23	951
429	Series 2627, Class SP, IF, 13.178%, 06/15/33	428
1,000	Series 2628, Class WA, 4.000%, 07/15/28	1,038
3,144	Series 2629, Class BY, IO, 4.500%, 03/15/18	278
6,177	Series 2630, Class S, IF, IO, 6.919%, 01/15/17	366
8,558	Series 2631, Class LC, 4.500%, 06/15/18	9,044
11,494	Series 2631, Class SA, IF, 14.427%, 06/15/33	12,372
20,620	Series 2636, Class Z, 4.500%, 06/15/18	21,727
2,270	Series 2637, Class SA, IF, IO, 5.869%, 06/15/18	205
920	Series 2638, Class DS, IF, 8.369%, 07/15/23	948
1,930	Series 2638, Class SA, IF, IO, 6.869%, 11/15/16	100
1,232	Series 2640, Class UG, IO, 5.000%, 01/15/32	243
10,054	Series 2640, Class UP, IO, 5.000%, 01/15/32	1,247
483	Series 2640, Class UR, IO, 4.500%, 08/15/17	15
798	Series 2640, Class VE, 3.250%, 07/15/22	812
1,546	Series 2642, Class SL, IF, 6.686%, 07/15/33	1,451
454	Series 2643, Class HI, IO, 4.500%, 12/15/16	12
595	Series 2646, Class SH, IF, 13.428%, 07/15/33	592
3,933	Series 2649, Class QE, 4.500%, 08/15/17	4,121
1,085	Series 2650, Class PO, PO, 12/15/32	957
5,069	Series 2650, Class SO, PO, 12/15/32	4,477
21,393	Series 2651, Class VZ, 4.500%, 07/15/18	22,541
3,067	Series 2655, Class EO, PO, 02/15/33	2,660
1,785	Series 2656, Class SH, HB, IF, 20.908%, 02/15/25	1,942
4,000	Series 2658, Class PE, 4.500%, 11/15/16	4,169

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
504	Series 2663, Class EO, PO, 08/15/33	423
2,230	Series 2667, Class SW, IF, 6.577%, 01/15/18	2,175
4,151	Series 2668, Class S, IF, 11.539%, 09/15/33	4,171
4,462	Series 2668, Class SB, IF, 6.995%, 10/15/15	4,643
3,387	Series 2671, Class S, IF, 14.336%, 09/15/33	3,639
3,598	Series 2672, Class ME, 5.000%, 11/15/22	3,841
774	Series 2672, Class SJ, IF, 6.951%, 09/15/16	803
11,345	Series 2675, Class CK, 4.000%, 09/15/18	11,791
1,795	Series 2676, Class TS, IF, 15.773%, 01/15/32	1,973
8,000	Series 2677, Class LE, 4.500%, 09/15/18	8,439
4,935	Series 2682, Class YS, IF, 8.657%, 10/15/33	4,578
155	Series 2683, Class VA, 5.500%, 02/15/21	159
18,000	Series 2684, Class PO, PO, 01/15/33	14,188
300	Series 2684, Class SN, HB, IF, 27.097%, 10/15/33	374
5,437	Series 2684, Class TO, PO, 10/15/33	4,170
1,248	Series 2686, Class GB, 5.000%, 05/15/20	1,296
2,580	Series 2686, Class NS, IF, IO, 7.369%, 10/15/21	192
18,297	Series 2690, Class SJ, IF, 8.804%, 10/15/33	16,693
2,264	Series 2691, Class SM, IF, 8.804%, 10/15/33	2,050
3,092	Series 2691, Class WS, IF, 8.654%, 10/15/33	2,806
2,681	Series 2692, Class SC, IF, 12.825%, 07/15/33	2,952
1,569	Series 2694, Class SQ, IF, 8.657%, 10/15/33	1,428
2,000	Series 2695, Class DE, 4.000%, 01/15/17	2,087
3,833	Series 2695, Class OB, PO, 10/15/33	2,623
759	Series 2696, Class CO, PO, 10/15/18	670
584	Series 2696, Class SM, IF, 13.739%, 12/15/26	619
1,338	Series 2697, Class LE, 4.500%, 11/15/20	1,384
5,071	Series 2698, Class SV, IF, 8.654%, 11/15/33	4,713
7,296	Series 2700, Class S, IF, 8.654%, 11/15/33	6,617
1,791	Series 2702, Class PC, 5.000%, 01/15/23	1,910
2,389	Series 2705, Class SC, IF, 8.654%, 11/15/33	2,179
3,830	Series 2705, Class SD, IF, 8.703%, 11/15/33	3,586
7,400	Series 2707, Class QE, 4.500%, 11/15/18	7,815
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,404
4,480	Series 2716, Class UN, 4.500%, 12/15/23	4,647
2,240	Series 2720, Class PC, 5.000%, 12/15/23	2,394
17,303	Series 2727, Class BS, IF, 8.729%, 01/15/34	15,842
489	Series 2727, Class PO, PO, 01/15/34	408
10,505	Series 2733, Class SB, IF, 7.802%, 10/15/33	10,292
1,017	Series 2739, Class S, IF, 11.539%, 01/15/34	1,014
960	Series 2743, Class HC, 4.500%, 12/15/15	977
2,150	Series 2743, Class HD, 4.500%, 08/15/17	2,256
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,267
2,597	Series 2744, Class FE, VAR, 02/15/34	2,535
862	Series 2744, Class PD, 5.500%, 08/15/33	896
2,535	Series 2744, Class PE, 5.500%, 02/15/34	2,772
6,422	Series 2744, Class TU, 5.500%, 05/15/32	6,596
4,290	Series 2748, Class KO, PO, 10/15/23	3,795
912	Series 2750, Class PO, PO, 06/15/30	821
2,135	Series 2752, Class PD, 5.000%, 03/15/26	2,179
1,850	Series 2753, Class S, IF, 11.539%, 02/15/34	1,845
2,379	Series 2755, Class PA, PO, 02/15/29	2,298
3,064	Series 2755, Class SA, IF, 13.739%, 05/15/30	3,404
3,857	Series 2758, Class AO, PO, 03/15/19	3,291
1,453	Series 2762, Class LO, PO, 03/15/34	1,193
1,040	Series 2764, Class UC, 5.000%, 05/15/27	1,072
1,255	Series 2766, Class SX, IF, 15.814%, 03/15/34	1,256
1,050	Series 2769, Class PO, PO, 03/15/34	910
675	Series 2771, Class FG, VAR, 03/15/34	592
5,391	Series 2776, Class SK, IF, 8.729%, 04/15/34	5,031
352	Series 2777, Class SX, IF, 11.862%, 04/15/34	346
576	Series 2778, Class BS, IF, 15.173%, 04/15/34	590
5,299	Series 2778, Class US, IF, IO, 6.969%, 06/15/33	382
952	Series 2780, Class JG, 4.500%, 04/15/19	992
1,000	Series 2780, Class SY, IF, 15.993%, 11/15/33	1,158
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,194
1,923	Series 2809, Class UB, 4.000%, 09/15/17	1,994
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,063
1,646	Series 2812, Class AB, 4.500%, 10/15/18	1,723
628	Series 2812, Class EL, 7.500%, 02/15/27	642
4,189	Series 2812, Class NO, PO, 10/15/33	3,041
291	Series 2827, Class SQ, IF, 7.500%, 01/15/19	308
4,827	Series 2833, Class KO, PO, 08/15/34	4,204
794	Series 2835, Class QO, PO, 12/15/32	669
241	Series 2836, Class SG, IF, 11.866%, 05/15/34	233
920	Series 2840, Class JO, PO, 06/15/23	815
780	Series 2841, Class YA, 5.500%, 07/15/27	788
1,396	Series 2863, Class JA, 4.500%, 09/15/19	1,355
2,000	Series 2864, Class GB, 4.000%, 09/15/19	2,071
6,070	Series 2865, Class GO, PO, 10/15/33	5,107
2,219	Series 2872, Class JD, 4.500%, 01/15/16	2,254
1,015	Series 2890, Class DO, PO, 11/15/34	864
3,577	Series 2925, Class MW, VAR, 01/15/35	3,542
2,464	Series 2929, Class MS, HB, IF, 27.145%, 02/15/35	3,234
20,309	Series 2934, Class EC, PO, 02/15/20	18,251
1,676	Series 2934, Class EN, PO, 02/15/18	1,614

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,050	Series 2934, Class HI, IO, 5.000%, 02/15/20	764
4,221	Series 2934, Class KI, IO, 5.000%, 02/15/20	528
2,413	Series 2945, Class SA, IF, 11.879%, 03/15/20	2,629
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,445
2,191	Series 2967, Class S, HB, IF, 32.557%, 04/15/25	3,021
662	Series 2975, Class KO, PO, 05/15/35	604
5,617	Series 2981, Class FA, VAR, 0.631%, 05/15/35	5,444
4,757	Series 2988, Class AF, VAR, 0.531%, 06/15/35	4,639
2,185	Series 2988, Class GS, IF, 16.048%, 06/15/35	2,360
214	Series 2988, Class SD, IF, 15.923%, 03/15/35	209
1,264	Series 2989, Class PO, PO, 06/15/23	1,124
1,772	Series 2990, Class GO, PO, 02/15/35	1,196
6,222	Series 2990, Class LK, VAR, 0.601%, 10/15/34	6,142
4,994	Series 2990, Class SL, HB, IF, 23.648%, 06/15/34	6,759
2,910	Series 2990, Class WP, IF, 16.433%, 06/15/35	3,411
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,331
2,088	Series 2996, Class SL, IF, 15.190%, 06/15/35	2,183
6,000	Series 2999, Class NC, 4.500%, 12/15/18	6,298
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,709
895	Series 3007, Class AI, IO, 5.500%, 07/15/24	89
485	Series 3014, Class OD, PO, 08/15/35	367
1,468	Series 3022, Class GF, VAR, 0.531%, 08/15/35	1,464
704	Series 3022, Class OH, PO, 08/15/35	698
1,036	Series 3022, Class SX, IF, 16.298%, 08/15/25	1,237
2,310	Series 3029, Class SO, PO, 09/15/35	1,892
484	Series 3034, Class FB, VAR, 09/15/35	371
800	Series 3044, Class GU, VAR, 10/15/35	654
628	Series 3044, Class VO, PO, 10/15/35	493
3,535	Series 3047, Class OB, 5.500%, 12/15/33	3,783
26,153	Series 3049, Class XF, VAR, 0.581%, 05/15/33	25,699
2,400	Series 3051, Class DP, HB, IF, 27.013%, 10/15/25	3,257
594	Series 3058, Class YO, PO, 10/15/35	483
2,500	Series 3064, Class OB, 5.500%, 07/15/29	2,643
2,001	Series 3064, Class SG, IF, 19.231%, 11/15/35	2,575
8,092	Series 3065, Class DF, VAR, 0.611%, 04/15/35	7,992
2,408	Series 3066, Class FH, VAR, 1.229%, 01/15/34	2,395
1,378	Series 3068, Class AO, PO, 01/15/35	1,310
363	Series 3081, Class CT, 5.500%, 04/15/24	364
3,571	Series 3100, Class MA, VAR, 4.071%, 12/15/35 (f) (i)	3,267
1,048	Series 3102, Class HS, HB, IF, 23.721%, 01/15/36	1,427
11,262	Series 3117, Class AO, PO, 02/15/36	9,337
2,306	Series 3117, Class EO, PO, 02/15/36	1,911
2,429	Series 3117, Class OK, PO, 02/15/36	2,055
6,876	Series 3122, Class OH, PO, 03/15/36	5,792
6,438	Series 3122, Class OP, PO, 03/15/36	5,453
116	Series 3122, Class ZB, 6.000%, 03/15/36	113
889	Series 3134, Class PO, PO, 03/15/36	756
6,336	Series 3137, Class XP, 6.000%, 04/15/36	6,910
5,278	Series 3138, Class PO, PO, 04/15/36	4,479
12,845	Series 3147, Class PO, PO, 04/15/36	10,815
1,085	Series 3149, Class SO, PO, 05/15/36	946
733	Series 3158, Class LX, VAR, 05/15/36	701
3,000	Series 3162, Class OB, 6.000%, 11/15/30	3,198
8,908	Series 3171, Class MO, PO, 06/15/36	7,621
924	Series 3174, Class CA, 5.500%, 02/15/26	945
1,450	Series 3174, Class PX, 5.000%, 06/15/17	1,564
4,349	Series 3179, Class OA, PO, 07/15/36	3,663
3,469	Series 3181, Class AZ, 6.500%, 07/15/36	3,794
10,319	Series 3184, Class OA, PO, 02/15/33	9,567
2,341	Series 3186, Class MT, IF, 4.631%, 07/15/36	2,269
5,832	Series 3194, Class SA, IF, IO, 6.869%, 07/15/36	602
7,030	Series 3195, Class PD, 6.500%, 07/15/36	7,797
38,119	Series 3202, Class HI, IF, IO, 6.419%, 08/15/36	4,331
1,819	Series 3213, Class OA, PO, 09/15/36	1,502
1,696	Series 3218, Class AO, PO, 09/15/36	1,519
15,942	Series 3219, Class DI, IO, 6.000%, 04/15/36	2,258
3,998	Series 3225, Class EO, PO, 10/15/36	3,253
8,562	Series 3232, Class ST, IF, IO, 6.469%, 10/15/36	1,145
1,651	Series 3233, Class OP, PO, 05/15/36	1,380
1,500	Series 3234, Class MA, 4.500%, 03/15/28	1,551
681	Series 3245, Class MO, PO, 11/15/36	590
1,095	Series 3253, Class A, 5.000%, 08/15/20	1,156
31,869	Series 3253, Class PO, PO, 12/15/21	29,216
1,006	Series 3256, Class KF, VAR, 12/15/36	956
1,801	Series 3256, Class PO, PO, 12/15/36	1,588
4,306	Series 3260, Class CS, IF, IO, 5.909%, 01/15/37	439
1,694	Series 3261, Class OA, PO, 01/15/37	1,476
1,759	Series 3263, Class TP, VAR, 08/15/35	1,736
1,151	Series 3263, Class WE, VAR, 08/15/35	1,063
306	Series 3269, Class WF, VAR, 01/15/37	298
2,616	Series 3274, Class JO, PO, 02/15/37	2,120
8,277	Series 3275, Class FL, VAR, 0.671%, 02/15/37	8,109
5,230	Series 3286, Class PO, PO, 03/15/37	4,428

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
7,777		Series 3290, Class SB, IF, IO, 6.219%, 03/15/37	617
5,000		Series 3299, Class KB, 5.000%, 08/15/29	5,208
3,000		Series 3302, Class UT, 6.000%, 04/15/37	3,270
6,100		Series 3305, Class MG, IF, 2.451%, 07/15/34	5,852
674		Series 3318, Class AO, PO, 05/15/37	577
324		Series 3320, Class TF, VAR, 10/15/36	322
3,500		Series 3329, Class WK, 6.000%, 12/15/31	3,792
3,211		Series 3331, Class PO, PO, 06/15/37	2,622
4,000		Series 3334, Class MC, 5.000%, 04/15/33	4,230
6,362		Series 3344, Class SL, IF, IO, 6.369%, 07/15/37	855
2,834		Series 3356, Class PA, 6.000%, 11/15/26	2,917
2,000		Series 3361, Class EF, VAR, 0.831%, 08/15/35	1,980
3,696		Series 3369, Class VA, 6.000%, 07/15/18	4,034
2,084		Series 3371, Class FA, VAR, 0.831%, 09/15/37	2,066
3,243		Series 3373, Class TO, PO, 04/15/37	2,823
25,051		Series 3383, Class SA, IF, IO, 6.219%, 11/15/37	2,066
36,279		Series 3387, Class SA, IF, IO, 6.189%, 11/15/37	4,317
7,277		Series 3398, Class PO, PO, 01/15/36	6,635
35,026		Series 3404, Class SC, IF, IO, 5.769%, 01/15/38	3,226
2,069		Series 3422, Class SE, IF, 16.873%, 02/15/38	2,351
19,613		Series 3424, Class PI, IF, IO, 6.569%, 04/15/38	2,053
33,798		Series 3430, Class AI, IO, 1.417%, 09/15/12	686
66,974		Series 3437, Class AI, IO, 1.335%, 09/15/11	754
744		Series 3443, Class SY, IF, 9.000%, 03/15/37	823
12,148		Series 3455, Class SE, IF, IO, 5.969%, 06/15/38	1,403
19,633		Series 3481, Class SJ, IF, IO, 5.619%, 08/15/38	1,559
7,500		Series 3493, Class LA, 4.000%, 10/15/23	7,626
31,838		Series 3505, Class SA, IF, IO, 5.769%, 01/15/39	3,036
30,828		Series 3511, Class SA, IF, IO, 5.769%, 02/15/39	2,941
2,772		Series 3515, Class PI, IO, 5.500%, 07/15/37	536
9,579		Series 3546, Class A, VAR, 6.124%, 02/15/39	10,045
10,538		Series 3607, Class BO, PO, 04/15/36	6,760
18,715		Series 3611, Class PO, PO, 07/15/34	16,089
		Federal Home Loan Mortgage Corp. STRIPS,
9		Series 134, Class B, IO, 9.000%, 04/01/22	2
18,170		Series 233, Class 11, IO, 5.000%, 09/15/35	3,649
14,888		Series 233, Class 12, IO, 5.000%, 09/15/35	3,047
28,711		Series 233, Class 13, IO, 5.000%, 09/15/35	5,483
8,978		Series 243, Class 16, IO, 4.500%, 11/15/20	899
5,599		Series 243, Class 17, IO, 4.500%, 12/15/20	547
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,406		Series T-41, Class 3A, VAR, 7.500%, 07/25/32	1,584
6,156		Series T-42, Class A5, 7.500%, 02/25/42	6,935
4,292		Series T-48, Class 1A, VAR, 6.985%, 07/25/33	4,727
942		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	1,061
5,774		Series T-54, Class 2A, 6.500%, 02/25/43	6,236
1,996		Series T-54, Class 3A, 7.000%, 02/25/43	2,206
1,686		Series T-57, Class 1A3, 7.500%, 07/25/43	1,899
624		Series T-57, Class 1AP, PO, 07/25/43	541
8,069		Series T-58, Class 4A, 7.500%, 09/25/43	8,929
747		Series T-58, Class APO, PO, 09/25/43	641
7,845		Series T-59, Class 1A2, 7.000%, 10/25/43	8,710
867		Series T-59, Class 1AP, PO, 10/25/43	741
40,689		Series T-76, Class 2A, VAR, 4.845%, 10/25/37	41,632
		Federal National Mortgage Association Grantor Trust,
3,269		Series 2001-T3, Class A1, 7.500%, 11/25/40	3,695
3,928		Series 2001-T10, Class A2, 7.500%, 12/25/41	4,440
3,627		Series 2002-T16, Class A2, 7.000%, 07/25/42	3,934
1,698		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,834
8,692		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	9,825
12,508		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	13,509
4,598		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	5,010
		Federal National Mortgage Association REMICS,
26		Series 1988-7, Class Z, 9.250%, 04/25/18	29
125		Series 1989-70, Class G, 8.000%, 10/25/19	139
48		Series 1989-78, Class H, 9.400%, 11/25/19	55
53		Series 1989-83, Class H, 8.500%, 11/25/19	59
54		Series 1989-89, Class H, 9.000%, 11/25/19	60
33		Series 1990-1, Class D, 8.800%, 01/25/20	38
13		Series 1990-7, Class B, 8.500%, 01/25/20	14
16		Series 1990-60, Class K, 5.500%, 06/25/20	16
23		Series 1990-63, Class H, 9.500%, 06/25/20	27
21		Series 1990-93, Class G, 5.500%, 08/25/20	22
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	8
115		Series 1990-102, Class J, 6.500%, 08/25/20	126
101		Series 1990-120, Class H, 9.000%, 10/25/20	116
12		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
1		Series 1990-140, Class K, HB, 652.145%, 12/25/20	9
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	2
31		Series 1991-24, Class Z, 5.000%, 03/25/21	32
35		Series 1991-42, Class S, IF, 17.238%, 05/25/21	43
3		Series 1992-38, Class Z, 7.500%, 02/25/22	3
6		Series 1992-101, Class J, 7.500%, 06/25/22	6
887		Series 1992-117, Class MA, 8.000%, 07/25/22	973
147		Series 1992-136, Class PK, 6.000%, 08/25/22	159
161		Series 1992-143, Class MA, 5.500%, 09/25/22	175
1,057		Series 1992-150, Class M, 8.000%, 09/25/22	1,175
329		Series 1992-163, Class M, 7.750%, 09/25/22	374
515		Series 1992-188, Class PZ, 7.500%, 10/25/22	567
241		Series 1993-21, Class KA, 7.700%, 03/25/23	274
596		Series 1993-25, Class J, 7.500%, 03/25/23	655
94		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	114
1,551		Series 1993-37, Class PX, 7.000%, 03/25/23	1,691
535		Series 1993-54, Class Z, 7.000%, 04/25/23	584
5,776		Series 1993-56, Class PZ, 7.000%, 05/25/23	6,207
257		Series 1993-62, Class SA, IF, 16.268%, 04/25/23	316
3,377		Series 1993-99, Class Z, 7.000%, 07/25/23	3,629
146		Series 1993-122, Class M, 6.500%, 07/25/23	159
2,958		Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	3,247
4,501		Series 1993-141, Class Z, 7.000%, 08/25/23	4,837
131		Series 1993-165, Class SD, IF, 10.978%, 09/25/23	157
163		Series 1993-165, Class SK, IF, 12.500%, 09/25/23	200
211		Series 1993-167, Class GA, 7.000%, 09/25/23	219
235		Series 1993-178, Class PK, 6.500%, 09/25/23	260
110		Series 1993-179, Class SB, HB, IF, 21.752%, 10/25/23	151
73		Series 1993-179, Class SC, IF, 10.500%, 10/25/23	95
3,988		Series 1993-183, Class KA, 6.500%, 10/25/23	4,418
1,802		Series 1993-189, Class PL, 6.500%, 10/25/23	1,986
376		Series 1993-199, Class FA, VAR, 0.800%, 10/25/23	375
209		Series 1993-205, Class H, PO, 09/25/23	179
319		Series 1993-220, Class SG, IF, 15.500%, 11/25/13	375
194		Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	250
301		Series 1993-225, Class UB, 6.500%, 12/25/23	321
78		Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	78
313		Series 1993-247, Class FE, VAR, 1.250%, 12/25/23	315
383		Series 1993-247, Class SA, HB, IF, 22.914%, 12/25/23	539
145		Series 1993-247, Class SU, IF, 11.122%, 12/25/23	172
1,293		Series 1993-250, Class Z, 7.000%, 12/25/23	1,394
2,575		Series 1993-257, Class C, PO, 06/25/23	2,614
22		Series 1994-9, Class E, PO, 11/25/23	19
1,247		Series 1994-37, Class L, 6.500%, 03/25/24	1,359
6,138		Series 1994-40, Class Z, 6.500%, 03/25/24	6,772
4,246		Series 1994-63, Class PK, 7.000%, 04/25/24	4,721
182		Series 1995-2, Class Z, 8.500%, 01/25/25	203
373		Series 1995-19, Class Z, 6.500%, 11/25/23	402
2,277		Series 1996-14, Class SE, IF, IO, 7.090%, 08/25/23	354
95		Series 1996-27, Class FC, VAR, 0.750%, 03/25/17	95
1,756		Series 1996-48, Class Z, 7.000%, 11/25/26	1,900
217		Series 1996-59, Class J, 6.500%, 08/25/22	241
461		Series 1996-59, Class K, 6.500%, 07/25/23	484
482		Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	25
1,667		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	83
322		Series 1997-27, Class J, 7.500%, 04/18/27	351
349		Series 1997-29, Class J, 7.500%, 04/20/27	390
1,257		Series 1997-32, Class PG, 6.500%, 04/25/27	1,345
1,356		Series 1997-39, Class PD, 7.500%, 05/20/27	1,512
394		Series 1997-42, Class EN, 7.250%, 07/18/27	419
133		Series 1997-42, Class ZC, 6.500%, 07/18/27	148
—	(h)	Series 1997-51, Class PM, IO, 7.000%, 05/18/12	—	(h)
1,888		Series 1997-61, Class ZC, 7.000%, 02/25/23	2,014
558		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	116
82		Series 1998-4, Class C, PO, 04/25/23	72
1,642		Series 1998-36, Class ZB, 6.000%, 07/18/28	1,795
440		Series 1998-43, Class SA, IF, IO, 14.973%, 04/25/23	136
710		Series 1998-66, Class SB, IF, IO, 7.921%, 12/25/28	122

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
374	Series 1999-17, Class C, 6.350%, 04/25/29	412
2,263	Series 1999-18, Class Z, 5.500%, 04/18/29	2,446
789	Series 1999-38, Class SK, IF, IO, 7.821%, 08/25/23	82
205	Series 1999-52, Class NS, HB, IF, 22.739%, 10/25/23	276
531	Series 1999-62, Class PB, 7.500%, 12/18/29	586
2,826	Series 2000-2, Class ZE, 7.500%, 02/25/30	3,119
798	Series 2000-20, Class SA, IF, IO, 8.869%, 07/25/30	159
131	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	28
1,164	Series 2001-4, Class PC, 7.000%, 03/25/21	1,306
947	Series 2001-5, Class OW, 6.000%, 03/25/16	1,002
490	Series 2001-7, Class PF, 7.000%, 03/25/31	546
2,175	Series 2001-7, Class PR, 6.000%, 03/25/16	2,321
2,298	Series 2001-10, Class PR, 6.000%, 04/25/16	2,444
1,314	Series 2001-30, Class PM, 7.000%, 07/25/31	1,463
792	Series 2001-31, Class VD, 6.000%, 05/25/31	814
3,516	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	619
2,326	Series 2001-36, Class DE, 7.000%, 08/25/31	2,587
2,777	Series 2001-44, Class MY, 7.000%, 09/25/31	3,089
786	Series 2001-44, Class PD, 7.000%, 09/25/31	874
571	Series 2001-44, Class PU, 7.000%, 09/25/31	634
6,937	Series 2001-48, Class Z, 6.500%, 09/25/21	7,702
805	Series 2001-49, Class Z, 6.500%, 09/25/31	887
394	Series 2001-52, Class KB, 6.500%, 10/25/31	434
181	Series 2001-52, Class XM, 6.500%, 11/25/10	184
1,401	Series 2001-52, Class XN, 6.500%, 11/25/15	1,526
5,000	Series 2001-60, Class PX, 6.000%, 11/25/31	5,454
1,674	Series 2001-60, Class QS, HB, IF, 23.699%, 09/25/31	2,124
4,351	Series 2001-61, Class Z, 7.000%, 11/25/31	4,837
1,528	Series 2001-71, Class MB, 6.000%, 12/25/16	1,650
2,543	Series 2001-71, Class QE, 6.000%, 12/25/16	2,745
330	Series 2001-72, Class SX, IF, 16.933%, 12/25/31	373
8,191	Series 2001-74, Class MB, 6.000%, 12/25/16	8,884
1,568	Series 2001-80, Class PE, 6.000%, 07/25/29	1,639
254	Series 2001-81, Class LO, PO, 01/25/32	215
2,006	Series 2002-1, Class G, 7.000%, 07/25/23	2,228
1,099	Series 2002-1, Class HC, 6.500%, 02/25/22	1,217
728	Series 2002-1, Class SA, HB, IF, 24.444%, 02/25/32	921
313	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	414
2,128	Series 2002-2, Class UC, 6.000%, 02/25/17	2,285
5,776	Series 2002-3, Class OG, 6.000%, 02/25/17	6,232
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,142
1,013	Series 2002-7, Class OG, 6.000%, 03/25/17	1,092
3,391	Series 2002-7, Class TG, 6.000%, 03/25/17	3,658
1,210	Series 2002-11, Class QG, 5.500%, 03/25/17	1,292
3,836	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	171
68	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	81
5,419	Series 2002-16, Class PG, 6.000%, 04/25/17	5,854
9,544	Series 2002-18, Class PC, 5.500%, 04/25/17	10,090
1,011	Series 2002-19, Class PE, 6.000%, 04/25/17	1,091
198	Series 2002-21, Class LO, PO, 04/25/32	169
2,595	Series 2002-21, Class PE, 6.500%, 04/25/32	2,849
3,275	Series 2002-24, Class AJ, 6.000%, 04/25/17	3,565
4,782	Series 2002-28, Class PK, 6.500%, 05/25/32	5,268
1,908	Series 2002-31, Class S, IF, 18.771%, 05/25/17	2,240
2,308	Series 2002-37, Class Z, 6.500%, 06/25/32	2,542
11,588	Series 2002-38, Class QE, 6.000%, 06/25/17	12,503
1,120	Series 2002-42, Class C, 6.000%, 07/25/17	1,226
5,601	Series 2002-48, Class GH, 6.500%, 11/25/32	6,143
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,479
841	Series 2002-55, Class QE, 5.500%, 09/25/17	904
11,316	Series 2002-56, Class UC, 5.500%, 09/25/17	12,120
4,244	Series 2002-57, Class AE, 5.500%, 09/25/17	4,540
1,134	Series 2002-63, Class KC, 5.000%, 10/25/17	1,204
1,105	Series 2002-71, Class AP, 5.000%, 11/25/32	1,179
9,500	Series 2002-71, Class KM, 5.000%, 11/25/17	10,102
773	Series 2002-74, Class LD, 5.000%, 01/25/16	774
1,492	Series 2002-77, Class S, IF, 14.064%, 12/25/32	1,593
15,650	Series 2002-81, Class JO, PO, 04/25/32	14,308
2,506	Series 2002-83, Class CS, 6.881%, 08/25/23	2,780
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,879
1,530	Series 2002-90, Class A1, 6.500%, 06/25/42	1,652
431	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	32
6,216	Series 2002-94, Class BK, 5.500%, 01/25/18	6,737
109	Series 2003-8, Class SB, IF, IO, 7.421%, 03/25/16	—	(h)
1,972	Series 2003-9, Class NZ, 6.500%, 02/25/33	2,168

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,266	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	394
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	4,474
952	Series 2003-27, Class DW, 4.500%, 04/25/17	992
1,400	Series 2003-32, Class KC, 5.000%, 05/25/18	1,499
8,199	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,514
2,614	Series 2003-34, Class AX, 6.000%, 05/25/33	2,849
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,462
640	Series 2003-34, Class GB, 6.000%, 03/25/33	697
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,310
1,115	Series 2003-35, Class EA, PO, 05/25/33	791
1,013	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	205
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,101
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	3,051
1,092	Series 2003-42, Class GB, 4.000%, 05/25/33	1,126
6,404	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	397
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	2,914
1,705	Series 2003-52, Class SX, HB, IF, 22.264%, 10/25/31	2,116
512	Series 2003-60, Class NJ, 5.000%, 07/25/21	529
3,493	Series 2003-64, Class SX, IF, 13.178%, 07/25/33	3,592
151	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	1
206	Series 2003-65, Class ML, 4.000%, 07/25/33	205
483	Series 2003-67, Class VQ, 7.000%, 01/25/19	503
334	Series 2003-68, Class QP, 3.000%, 07/25/22	342
4,132	Series 2003-71, Class DS, IF, 7.162%, 08/25/33	3,544
22,255	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	3,178
6,724	Series 2003-73, Class HF, VAR, 0.679%, 01/25/31	6,699
697	Series 2003-74, Class SH, IF, 9.758%, 08/25/33	650
3,132	Series 2003-76, Class SH, IF, 13.743%, 09/25/31	3,519
12,231	Series 2003-80, Class SY, IF, IO, 7.421%, 06/25/23	1,352
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,670
2,000	Series 2003-82, Class VB, 5.500%, 08/25/33	2,157
8,876	Series 2003-83, Class PG, 5.000%, 06/25/23	9,436
1,790	Series 2003-91, Class SD, IF, 12.119%, 09/25/33	1,811
5,520	Series 2003-91, Class XT, 4.500%, 12/25/17	5,675
1,264	Series 2003-92, Class GA, 4.500%, 09/25/18	1,314
422	Series 2003-92, Class SH, IF, 9.220%, 09/25/18	426
4,556	Series 2003-106, Class US, IF, 8.732%, 11/25/23	4,306
449	Series 2003-106, Class WS, IF, 9.284%, 02/25/23	446
278	Series 2003-113, Class PC, 4.000%, 03/25/15	280
8,985	Series 2003-116, Class SB, IF, IO, 7.371%, 11/25/33	1,276
8,161	Series 2003-117, Class JB, 3.500%, 06/25/33	8,217
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,400
1,118	Series 2003-124, Class SV, IF, 11.298%, 03/25/31	1,152
1,911	Series 2003-128, Class KE, 4.500%, 01/25/14	2,002
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,401
1,834	Series 2003-130, Class SX, IF, 11.177%, 01/25/34	1,917
1,720	Series 2003-131, Class SK, IF, 15.743%, 01/25/34	2,001
1,007	Series 2003-132, Class OA, PO, 08/25/33	870
759	Series 2004-1, Class DL, 4.500%, 02/25/18	765
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	6,073
5,502	Series 2004-4, Class QI, IF, IO, 6.871%, 06/25/33	629
4,092	Series 2004-4, Class QM, IF, 13.743%, 06/25/33	4,608
3,860	Series 2004-10, Class SC, HB, IF, 27.685%, 02/25/34	5,065
4,148	Series 2004-14, Class SD, IF, 8.732%, 03/25/34	3,773
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,030
2,711	Series 2004-21, Class CO, PO, 04/25/34	1,694
803	Series 2004-22, Class A, 4.000%, 04/25/19	822
3,275	Series 2004-25, Class PC, 5.500%, 01/25/34	3,528
6,331	Series 2004-25, Class SA, IF, 18.896%, 04/25/34	7,371
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,272
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,322
5,682	Series 2004-36, Class SA, IF, 18.896%, 05/25/34	6,593
2,024	Series 2004-36, Class SN, IF, 13.743%, 07/25/33	2,289
7,338	Series 2004-46, Class HS, IF, IO, 5.771%, 05/25/30	473

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,486	Series 2004-46, Class QB, HB, IF, 23.085%, 05/25/34	1,775
1,239	Series 2004-46, Class SK, IF, 15.871%, 05/25/34	1,371
1,713	Series 2004-51, Class SY, IF, 13.783%, 07/25/34	1,917
1,400	Series 2004-53, Class NC, 5.500%, 07/25/24	1,499
1,816	Series 2004-59, Class BG, PO, 12/25/32	1,516
3,751	Series 2004-61, Class CO, PO, 10/25/31	3,565
300	Series 2004-61, Class SH, HB, IF, 23.073%, 11/25/32	388
903	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	1,005
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,356
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,345
1,536	Series 2004-74, Class SW, IF, 15.043%, 11/25/31	1,861
2,251	Series 2004-76, Class CL, 4.000%, 10/25/19	2,334
5,282	Series 2004-79, Class S, IF, 19.171%, 08/25/32	6,022
1,739	Series 2004-79, Class SP, IF, 19.171%, 11/25/34	2,016
2,000	Series 2004-81, Class AC, 4.000%, 11/25/19	2,069
1,720	Series 2004-89, Class EA, IF, 12.804%, 01/25/34	1,895
2,249	Series 2004-92, Class BX, 5.500%, 09/25/34	2,420
1,198	Series 2004-92, Class JO, PO, 12/25/34	1,189
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,264
2,420	Series 2005-14, Class BA, 4.500%, 04/25/19	2,529
5,652	Series 2005-25, Class PF, VAR, 0.579%, 04/25/35	5,552
969	Series 2005-27, Class TH, 5.500%, 07/25/31	1,014
1,273	Series 2005-40, Class ZM, 5.000%, 05/25/35	1,285
1,550	Series 2005-42, Class PS, IF, 16.428%, 05/25/35	1,839
337	Series 2005-47, Class AN, 5.000%, 12/25/16	345
721	Series 2005-52, Class PA, 6.500%, 06/25/35	783
6,478	Series 2005-56, Class S, IF, IO, 6.481%, 07/25/35	823
2,764	Series 2005-56, Class TP, IF, 17.464%, 08/25/33	3,188
2,235	Series 2005-57, Class CD, IF, 24.267%, 01/25/35	3,025
856	Series 2005-57, Class DC, HB, IF, 21.032%, 12/25/34	1,012
421	Series 2005-59, Class PA, 5.500%, 06/25/25	424
1,000	Series 2005-59, Class SU, HB, IF, 24.356%, 06/25/35	1,208
1,607	Series 2005-66, Class SG, IF, 16.803%, 07/25/35	1,892
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,602
7,908	Series 2005-68, Class PG, 5.500%, 08/25/35	8,528
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,656
9,820	Series 2005-72, Class SB, IF, 16.303%, 08/25/35	11,295
2,415	Series 2005-73, Class PS, IF, 16.128%, 08/25/35	2,840
2,031	Series 2005-74, Class CP, HB, IF, 23.911%, 05/25/35	2,893
8,851	Series 2005-74, Class CS, IF, 19.391%, 05/25/35	10,597
10,490	Series 2005-84, Class XM, 5.750%, 10/25/35	11,409
606	Series 2005-86, Class GB, 5.000%, 10/25/35	607
9,701	Series 2005-88, Class QO, PO, 11/25/33	7,871
3,315	Series 2005-90, Class ES, IF, 16.303%, 10/25/35	3,855
2,164	Series 2005-90, Class PO, PO, 09/25/35	1,918
7,103	Series 2005-93, Class MF, VAR, 0.479%, 08/25/34	6,981
3,254	Series 2005-96, Class BP, 5.900%, 02/25/15	3,345
997	Series 2005-98, Class GO, PO, 11/25/35	819
16,525	Series 2005-106, Class US, HB, IF, 23.728%, 11/25/35	23,609
9,510	Series 2005-109, Class PB, 6.000%, 01/25/34	10,134
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,089
20,353	Series 2005-110, Class GJ, 5.500%, 11/25/30	21,587
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	18,738
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	5,929
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,039
1,895	Series 2005-116, Class PB, 6.000%, 04/25/34	2,052
35,000	Series 2005-118, Class ME, 6.000%, 01/25/32	37,346
15,000	Series 2005-118, Class PN, 6.000%, 01/25/32	16,278
445	Series 2005-123, Class LO, PO, 01/25/36	404
1,550	Series 2006-11, Class PS, HB, IF, 23.728%, 03/25/36	2,175
1,065	Series 2006-12, Class PA, 5.500%, 03/25/25	1,083
3,764	Series 2006-15, Class OT, PO, 01/25/36	3,404
1,425	Series 2006-16, Class OA, PO, 03/25/36	1,213
2,949	Series 2006-22, Class AO, PO, 04/25/36	2,369
4,428	Series 2006-23, Class FK, VAR, 0.479%, 04/25/36	4,371
2,509	Series 2006-23, Class KO, PO, 04/25/36	2,104

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,610	Series 2006-27, Class OH, PO, 04/25/36	5,588
1,534	Series 2006-33, Class LS, HB, IF, 29.121%, 05/25/36	2,150
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,137
3,383	Series 2006-42, Class CF, VAR, 0.679%, 06/25/36	3,345
4,835	Series 2006-43, Class DO, PO, 06/25/36	3,961
2,272	Series 2006-43, Class G, 6.500%, 09/25/33	2,371
1,775	Series 2006-43, Class PO, PO, 06/25/36	1,429
4,091	Series 2006-43, Class VB, 6.500%, 10/25/17	4,462
20,154	Series 2006-44, Class FP, VAR, 0.629%, 06/25/36	19,893
3,059	Series 2006-44, Class GO, PO, 06/25/36	2,480
9,591	Series 2006-44, Class P, PO, 12/25/33	7,802
4,076	Series 2006-46, Class FW, VAR, 0.629%, 06/25/36	4,035
652	Series 2006-46, Class SW, HB, IF, 23.360%, 06/25/36	884
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,138
11,165	Series 2006-50, Class JO, PO, 06/25/36	9,107
15,948	Series 2006-50, Class PS, PO, 06/25/36	13,058
19,433	Series 2006-53, Class US, IF, IO, 6.351%, 06/25/36	2,441
1,286	Series 2006-58, Class AP, PO, 07/25/36	1,065
3,840	Series 2006-58, Class FL, VAR, 0.689%, 07/25/36	3,800
1,901	Series 2006-58, Class PO, PO, 07/25/36	1,548
5,972	Series 2006-59, Class QO, PO, 01/25/33	5,050
1,556	Series 2006-60, Class AK, HB, IF, 27.885%, 07/25/36	2,175
1,497	Series 2006-62, Class PS, HB, IF, 38.528%, 07/25/36	2,489
8,878	Series 2006-63, Class ZH, 6.500%, 07/25/36	9,788
3,590	Series 2006-65, Class QO, PO, 07/25/36	2,960
3,651	Series 2006-66, Class NV, 6.500%, 02/25/24	4,063
6,507	Series 2006-72, Class GO, PO, 08/25/36	5,325
1,772	Series 2006-72, Class TO, PO, 08/25/36	1,440
2,925	Series 2006-75, Class CM, 6.500%, 12/25/33	3,034
10,500	Series 2006-77, Class PC, 6.500%, 08/25/36	11,665
2,523	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,777
3,888	Series 2006-79, Class DF, VAR, 0.579%, 08/25/36	3,850
2,644	Series 2006-79, Class DO, PO, 08/25/36	2,177
2,228	Series 2006-79, Class OP, PO, 08/25/36	1,842
1,255	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,371
2,522	Series 2006-90, Class AO, PO, 09/25/36	2,079
1,702	Series 2006-94, Class GK, HB, IF, 32.106%, 10/25/26	2,536
2,875	Series 2006-95, Class SG, HB, IF, 25.285%, 10/25/36	3,658
485	Series 2006-102, Class PA, 5.000%, 08/25/26	499
790	Series 2006-109, Class PO, PO, 11/25/36	666
8,771	Series 2006-110, Class PO, PO, 11/25/36	7,145
3,119	Series 2006-111, Class EO, PO, 11/25/36	2,711
670	Series 2006-115, Class ES, HB, IF, 25.645%, 12/25/36	941
2,163	Series 2006-115, Class OK, PO, 12/25/36	1,741
10,081	Series 2006-118, Class A1, VAR, 0.289%, 12/25/36	9,843
35,678	Series 2006-118, Class A2, VAR, 0.289%, 12/25/36	34,842
3,420	Series 2006-119, Class PO, PO, 12/25/36	2,821
1,124	Series 2006-123, Class FD, VAR, 0.729%, 01/25/37	1,111
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,378
1,687	Series 2006-128, Class PO, PO, 01/25/37	1,357
9,686	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	1,573
724	Series 2007-1, Class SD, HB, IF, 37.627%, 02/25/37	1,047
2,137	Series 2007-2, Class FA, VAR, 0.429%, 02/25/37	2,112
14,357	Series 2007-7, Class SG, IF, IO, 6.271%, 08/25/36	1,179
9,520	Series 2007-10, Class FD, VAR, 0.479%, 02/25/37	9,300
41,042	Series 2007-14, Class ES, IF, IO, 6.211%, 03/25/37	3,891
3,082	Series 2007-14, Class OP, PO, 03/25/37	2,476
2,771	Series 2007-15, Class NO, PO, 03/25/22	2,484
32,353	Series 2007-16, Class FC, VAR, 0.979%, 03/25/37	30,529
5,492	Series 2007-22, Class SC, IF, IO, 5.851%, 03/25/37	543
27,128	Series 2007-35, Class SI, IF, IO, 5.871%, 04/25/37	2,712
3,233	Series 2007-42, Class AO, PO, 05/25/37	2,870
9,362	Series 2007-43, Class FL, VAR, 0.529%, 05/25/37	9,212
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,587
38,333	Series 2007-53, Class SH, IF, IO, 5.871%, 06/25/37	3,850
58,527	Series 2007-54, Class FA, VAR, 0.629%, 06/25/37	58,033

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,934	Series 2007-54, Class WI, IF, IO, 5.871%, 06/25/37	709
56,650	Series 2007-60, Class AX, IF, IO, 6.921%, 07/25/37	8,630
11,116	Series 2007-64, Class FB, VAR, 0.599%, 07/25/37	10,836
1,748	Series 2007-65, Class PA, 6.000%, 03/25/31	1,849
2,580	Series 2007-75, Class EO, PO, 01/25/36	2,209
11,445	Series 2007-77, Class FG, VAR, 0.729%, 03/25/37	11,355
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,119
5,789	Series 2007-79, Class SB, HB, IF, 23.178%, 08/25/37	7,239
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,351
4,032	Series 2007-83, Class PA, 6.000%, 03/25/29	4,194
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,870
2,684	Series 2007-85, Class SL, IF, 15.578%, 09/25/37	2,756
15,367	Series 2007-88, Class VI, IF, IO, 6.311%, 09/25/37	2,067
15,739	Series 2007-91, Class ES, IF, IO, 6.231%, 10/25/37	1,332
4,449	Series 2007-92, Class YA, 6.500%, 06/25/37	4,849
7,415	Series 2007-92, Class YS, IF, IO, 5.551%, 06/25/37	659
6,320	Series 2007-97, Class FC, VAR, 0.729%, 07/25/37	6,271
10,548	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,524
4,667	Series 2007-97, Class MS, IF, 14.247%, 12/25/31	4,943
3,946	Series 2007-98, Class FB, VAR, 0.679%, 06/25/37	3,522
4,081	Series 2007-98, Class VA, 6.000%, 11/25/17	4,454
30,490	Series 2007-100, Class SM, IF, I0, 6.221%, 10/25/37	2,701
11,645	Series 2007-106, Class A7, VAR, 6.137%, 10/25/37	12,176
7,021	Series 2007-108, Class SA, IF, IO, 6.131%, 12/25/37	630
17,251	Series 2007-112, Class SA, IF, I0, 6.221%, 12/25/37	2,103
51,000	Series 2007-114, Class A6, VAR, 0.431%, 10/27/37	50,363
62,679	Series 2007-116, Class HI, IO, VAR, 6.586%, 01/25/38	3,964
1,457	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	135
37,962	Series 2008-1, Class BI, IF, IO, 5.681%, 02/25/38	3,237
35,077	Series 2008-4, Class SD, IF, IO, 5.771%, 02/25/38	3,208
10,195	Series 2008-10, Class XI, IF, IO, 6.001%, 03/25/38	1,363
28,670	Series 2008-16, Class IS, IF, IO, 5.971%, 03/25/38	3,380
4,237	Series 2008-18, Class SP, IF, 13.543%, 03/25/38	4,776
12,636	Series 2008-20, Class SA, IF, I0, 6.761%, 03/25/38	1,940
13,222	Series 2008-27, Class SN, IF, IO, 6.671%, 04/25/38	1,243
3,862	Series 2008-28, Class QS, IF, 20.014%, 04/25/38	4,602
21,586	Series 2008-32, Class SA, IF, IO, 6.621%, 04/25/38	1,923
39,715	Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	422
83,797	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	1,178
2,685	Series 2008-42, Class AO, PO, 09/25/36	2,314
743	Series 2008-44, Class PO, PO, 05/25/38	649
28,119	Series 2008-46, Class HI, IO, VAR, 6.743%, 06/25/38	1,800
9,605	Series 2008-47, Class SI, IF, IO, 6.271%, 06/25/23	949
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,823
14,004	Series 2008-53, Class CI, IF, IO, 6.971%, 07/25/38	1,625
1,417	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	121
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,579
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	2,860
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	3,964
677	Series 2008-66, Class GD, 6.000%, 06/25/30	715
32,780	Series 2008-80, Class SA, IF, IO, 5.621%, 09/25/38	2,484
15,876	Series 2008-81, Class SB, IF, IO, 5.621%, 09/25/38	1,242
30,302	Series 2009-6, Class GS, IF, IO, 6.321%, 02/25/39	2,902
12,055	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	1,231
14,723	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	1,443
5,485	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	574

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
1,755		Series 2009-47, Class MT, IO, 7.000%, 07/25/39	1,925
10,785		Series 2009-52, Class PI, IO, 5.000%, 07/25/39	2,137
11,013		Series 2009-69, Class WA, VAR, 6.015%, 09/25/39	11,848
32,249		Series 2009-84, Class WS, IF, IO, 5.671%, 10/25/39	2,626
49,969		Series 2009-99, Class SC, IF, IO, 5.951%, 12/25/39	2,741
11,322		Series 2009-99, Class WA, VAR, 6.289%, 12/25/39	12,412
33,000		Series 2009-103, Class MB, 4.000%, 12/25/39	34,552
4,134		Series 2010-1, Class WA, VAR, 6.135%, 02/25/40	4,511
22		Series G-14, Class L, 8.500%, 06/25/21	25
2		Series G-17, Class S, HB, VAR, 1,055.166%, 06/25/21	29
108		Series G-18, Class Z, 8.750%, 06/25/21	119
30		Series G-22, Class G, 6.000%, 12/25/16	32
100		Series G-28, Class S, IF, 14.850%, 09/25/21	122
163		Series G-35, Class M, 8.750%, 10/25/21	185
33		Series G-51, Class SA, HB, IF, 21.221%, 12/25/21	46
71		Series G92-15, Class Z, 7.000%, 01/25/22	73
—	(h)	Series G92-27, Class SQ, HB, IF, 1,737.650%, 05/25/22	71
747		Series G92-35, Class E, 7.500%, 07/25/22	831
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	8
66		Series G92-42, Class Z, 7.000%, 07/25/22	73
2,437		Series G92-44, Class ZQ, 8.000%, 07/25/22	2,709
1,165		Series G92-45, Class Z, 6.000%, 08/25/22	1,264
67		Series G92-52, Class FD, VAR, 0.271%, 09/25/22	65
906		Series G92-54, Class ZQ, 7.500%, 09/25/22	1,013
69		Series G92-59, Class F, VAR, 2.528%, 10/25/22	69
138		Series G92-61, Class Z, 7.000%, 10/25/22	152
102		Series G92-62, Class B, PO, 10/25/22	88
460		Series G93-1, Class KA, 7.900%, 01/25/23	523
176		Series G93-5, Class Z, 6.500%, 02/25/23	194
134		Series G93-14, Class J, 6.500%, 03/25/23	146
313		Series G93-17, Class SI, IF, 6.000%, 04/25/23	329
303		Series G93-27, Class FD, VAR, 1.130%, 08/25/23	304
77		Series G93-37, Class H, PO, 09/25/23	66
192		Series G95-1, Class C, 8.800%, 01/25/25	221
		Federal National Mortgage Association STRIPS,
11		Series 23, Class 2, IO, 10.000%, 09/01/17	2
5		Series 50, Class 2, IO, 10.500%, 03/01/19	1
75		Series 218, Class 2, IO, 7.500%, 04/01/23	13
42		Series 265, Class 2, 9.000%, 03/01/24	52
1,501		Series 329, Class 1, PO, 01/01/33	1,286
4,673		Series 339, Class 18, IO, 4.500%, 07/01/18	419
6,749		Series 339, Class 21, IO, 4.500%, 07/01/18	618
3,284		Series 339, Class 28, IO, 5.500%, 07/01/18	337
2,136		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	335
7,641		Series 365, Class 8, IO, 5.500%, 05/01/36	1,283
935		Series 368, Class 3, IO, 4.500%, 11/01/20	94
5,676		Series 374, Class 5, IO, 5.500%, 08/01/36	946
8,009		Series 383, Class 33, IO, 6.000%, 01/01/38	1,378
2,879		Series 393, Class 6, IO, 5.500%, 04/25/37	472
		Federal National Mortgage Association Whole Loan,
290		Series 2002-W5, Class A10, IF, IO, 7.871%, 11/25/30	7
3,169		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	3,423
740		Series 2003-W1, Class 2A, 7.500%, 12/25/42	821
3,026		Series 2003-W2, Class 1A1, 6.500%, 07/25/42	3,268
1,879		Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,979
646		Series 2003-W4, Class 2A, 6.500%, 10/25/42	698
7,073		Series 2003-W6, Class 3A, 6.500%, 09/25/42	7,639
8,325		Series 2003-W8, Class 2A, 7.000%, 10/25/42	8,989
9,194		Series 2004-W1, Class 2A2, 7.000%, 12/25/33	10,019
3,293		Series 2004-W2, Class 2A2, 7.000%, 02/25/44	3,555
2,946		Series 2004-W8, Class 3A, 7.500%, 06/25/44	3,330
10,135		Series 2004-W15, Class 2AF, VAR, 0.479%, 08/25/44	9,633
5,065		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,470
56,097		Series 2005-W3, Class 2AF, VAR, 0.449%, 03/25/45	53,329
4,462		Series 2005-W4, Class 1A1, 6.000%, 08/25/35	4,800
42,102		Series 2006-W2, Class 1AF1, VAR, 0.449%, 02/25/36	40,690
73,028		Series 2007-W1, Class 1AF1, VAR, 0.489%, 11/25/46	73,395
1,324		Series 2007-W10, Class 2A, VAR, 6.142%, 08/25/47	1,443
8,420		Series 2007-W3, Class 1A3, 6.750%, 04/25/37	8,925
5,732		Series 2007-W5, Class PO, PO, 06/25/37	4,659

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,642	Series 2007-W7, Class 1A4, HB, IF, 37.807%, 07/25/37	9,420
	Government National Mortgage Association,
1,863	Series 1994-3, Class PQ, 7.488%, 07/16/24	2,018
1,889	Series 1994-4, Class KQ, 7.988%, 07/16/24	2,094
6,995	Series 1994-7, Class PQ, 6.500%, 10/16/24	7,633
405	Series 1995-3, Class DQ, 8.050%, 06/16/25	457
102	Series 1995-7, Class CQ, 7.500%, 09/16/25	109
1,543	Series 1996-16, Class E, 7.500%, 08/16/26	1,624
1,147	Series 1997-8, Class PN, 7.500%, 05/16/27	1,219
255	Series 1997-11, Class D, 7.500%, 07/20/27	283
773	Series 1998-26, Class K, 7.500%, 09/17/25	838
5,963	Series 1999-4, Class ZB, 6.000%, 02/20/29	6,478
5,386	Series 1999-10, Class ZC, 6.500%, 04/20/29	5,854
124	Series 1999-15, Class E, 6.500%, 01/16/29	125
793	Series 1999-30, Class S, IF, IO, 8.368%, 08/16/29	112
37	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	41
638	Series 1999-40, Class ZW, 7.500%, 11/20/29	706
1,161	Series 1999-41, Class Z, 8.000%, 11/16/29	1,304
488	Series 1999-44, Class PC, 7.500%, 12/20/29	553
5,889	Series 1999-44, Class ZC, 8.500%, 12/16/29	6,918
900	Series 1999-44, Class ZG, 8.000%, 12/20/29	993
1,156	Series 2000-6, Class Z, 7.500%, 02/20/30	1,262
452	Series 2000-9, Class Z, 8.000%, 06/20/30	499
5,927	Series 2000-9, Class ZJ, 8.500%, 02/16/30	6,577
668	Series 2000-12, Class ST, HB, IF, 38.356%, 02/16/30	1,186
1,673	Series 2000-14, Class PD, 7.000%, 02/16/30	1,801
453	Series 2000-16, Class ZN, 7.500%, 02/16/30	496
5,295	Series 2000-21, Class Z, 9.000%, 03/16/30	6,047
890	Series 2000-26, Class TZ, 8.500%, 09/20/30	965
251	Series 2000-26, Class Z, 7.750%, 09/20/30	276
49	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	60
749	Series 2000-31, Class Z, 9.000%, 10/20/30	749
219	Series 2000-34, Class SG, IF, IO, 8.301%, 10/20/30	33
417	Series 2000-35, Class ZA, 9.000%, 11/20/30	471
64	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	14
1,462	Series 2000-37, Class B, 8.000%, 12/20/30	1,643
263	Series 2000-38, Class AH, 7.150%, 12/20/30	296
380	Series 2001-4, Class SJ, IF, IO, 7.921%, 01/19/30	65
465	Series 2001-6, Class SD, IF, IO, 8.318%, 03/16/31	87
1,418	Series 2001-7, Class PK, 6.500%, 03/20/31	1,500
2,087	Series 2001-8, Class Z, 6.500%, 03/20/31	2,225
2,967	Series 2001-22, Class PS, HB, IF, 20.413%, 03/17/31	3,884
72	Series 2001-32, Class WA, IF, 19.553%, 07/20/31	96
539	Series 2001-35, Class SA, IF, IO, 8.018%, 08/16/31	94
454	Series 2001-36, Class S, IF, IO, 7.818%, 08/16/31	73
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	4,926
4,085	Series 2001-64, Class MQ, 6.500%, 12/20/31	4,384
528	Series 2002-3, Class SP, IF, IO, 7.158%, 01/16/32	79
1,143	Series 2002-7, Class PG, 6.500%, 01/20/32	1,220
2,402	Series 2002-24, Class AG, IF, IO, 7.718%, 04/16/32	355
222	Series 2002-24, Class SB, IF, 11.577%, 04/16/32	233
366	Series 2002-31, Class S, IF, IO, 8.468%, 01/16/31	54
5,825	Series 2002-31, Class SE, IF, IO, 7.268%, 04/16/30	813
2,731	Series 2002-40, Class UK, 6.500%, 06/20/32	2,923
95	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	118
10,832	Series 2002-45, Class QE, 6.500%, 06/20/32	11,714
3,459	Series 2002-47, Class PG, 6.500%, 07/16/32	3,741
1,225	Series 2002-47, Class PY, 6.000%, 07/20/32	1,330
5,452	Series 2002-47, Class ZA, 6.500%, 07/20/32	5,893
219	Series 2002-51, Class SG, HB, IF, 31.509%, 04/20/31	313
3,732	Series 2002-52, Class GH, 6.500%, 07/20/32	4,038
1,623	Series 2002-54, Class GB, 6.500%, 08/20/32	1,756
3,720	Series 2002-69, Class PO, PO, 02/20/32	3,476
1,195	Series 2002-70, Class AV, 6.000%, 03/20/12	1,245
3,354	Series 2002-70, Class PS, IF, IO, 7.471%, 08/20/32	324
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,544
570	Series 2002-79, Class KV, 6.000%, 11/20/13	573
3,258	Series 2002-88, Class VA, 6.000%, 12/20/17	3,316
1,865	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	112
1,600	Series 2003-4, Class NY, 5.500%, 12/20/13	1,713
1,325	Series 2003-8, Class PO, PO, 01/16/32	1,215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,848	Series 2003-11, Class SK, IF, IO, 7.468%, 02/16/33	508
1,224	Series 2003-12, Class SP, IF, IO, 7.471%, 02/20/33	165
494	Series 2003-24, Class PO, PO, 03/16/33	407
1,361	Series 2003-34, Class TO, PO, 02/16/32	1,256
1,960	Series 2003-40, Class TC, 7.500%, 03/20/33	2,116
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,488
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,236
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,295
1,868	Series 2003-52, Class AP, PO, 06/16/33	1,568
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,464
876	Series 2003-60, Class NS, IF, 15.990%, 07/16/33	971
530	Series 2003-62, Class HC, 5.000%, 01/20/29	535
1,031	Series 2003-66, Class ED, 5.000%, 08/20/28	1,042
2,525	Series 2003-76, Class LS, IF, IO, 6.971%, 09/20/31	187
334	Series 2003-90, Class PO, PO, 10/20/33	285
4,626	Series 2003-97, Class SA, IF, IO, 6.318%, 11/16/33	539
699	Series 2003-98, Class PC, 5.000%, 02/20/29	714
4,225	Series 2003-112, Class SA, IF, IO, 6.318%, 12/16/33	407
20,000	Series 2003-112, Class TS, IF, IO, 6.721%, 10/20/32	2,872
1,000	Series 2003-114, Class SH, IF, 14.284%, 11/17/32	1,092
13,324	Series 2004-11, Class SW, IF, IO, 5.271%, 02/20/34	1,238
8,138	Series 2004-15, Class SA, IF, 19.033%, 12/20/32	8,996
972	Series 2004-27, Class VJ, 6.000%, 02/20/15	1,016
1,396	Series 2004-28, Class S, IF, 19.025%, 04/16/34	1,609
3,803	Series 2004-34, Class JO, PO, 02/20/34	3,664
4,767	Series 2004-46, Class PO, PO, 06/20/34	4,066
2,873	Series 2004-68, Class PO, PO, 05/20/31	2,757
13,701	Series 2004-68, Class SA, IF, IO, 6.571%, 05/20/31	942
2,642	Series 2004-71, Class SB, HB, IF, 28.341%, 09/20/34	3,612
2,642	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	2,741
2,157	Series 2004-73, Class AE, IF, 14.383%, 08/17/34	2,453
11,913	Series 2004-73, Class JL, IF, IO, 6.318%, 09/16/34	1,399
2,094	Series 2004-83, Class AP, IF, 13.755%, 10/16/34	2,413
1,212	Series 2004-85, Class PO, PO, 01/17/33	1,104
1,619	Series 2004-87, Class SB, IF, 7.409%, 03/17/33	1,539
1,438	Series 2004-89, Class LS, HB, IF, 23.533%, 10/16/34	1,804
29,653	Series 2004-90, Class SI, IF, IO, 5.871%, 10/20/34	2,493
12,640	Series 2004-96, Class SC, IF, IO, 5.851%, 11/20/34	1,091
14,652	Series 2005-3, Class SB, IF, IO, 5.871%, 01/20/35	1,226
20,928	Series 2005-3, Class SK, IF, IO, 6.521%, 01/20/35	2,041
1,393	Series 2005-6, Class GS, IF, 13.042%, 12/20/32	1,532
6,374	Series 2005-7, Class JM, IF, 16.217%, 05/18/34	7,287
21,606	Series 2005-17, Class SL, IF, IO, 6.471%, 07/20/34	1,578
2,923	Series 2005-35, Class FL, VAR, 0.579%, 03/20/32	2,893
2,882	Series 2005-44, Class SP, IF, 11.743%, 10/20/34	3,057
2,482	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	350
557	Series 2005-65, Class SA, HB, IF, 21.866%, 08/20/35	574
714	Series 2005-66, Class SP, HB, IF, 20.060%, 08/16/35	795
9,668	Series 2005-68, Class DP, IF, 15.883%, 06/17/35	10,751
41,139	Series 2005-68, Class KI, IF, IO, 6.071%, 09/20/35	5,113
6,738	Series 2005-69, Class SY, IF, IO, 6.521%, 11/20/33	836
2,107	Series 2005-82, Class PO, PO, 10/20/35	1,831
4,598	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	534
2,329	Series 2005-93, Class JO, PO, 03/20/31	2,287
4,537	Series 2006-16, Class OP, PO, 03/20/36	3,911
5,046	Series 2006-33, Class Z, 6.500%, 07/20/36	5,497
1,176	Series 2006-34, Class PO, PO, 07/20/36	1,060
1,438	Series 2006-38, Class SW, IF, IO, 6.271%, 06/20/36	122

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,270	Series 2006-38, Class ZK, 6.500%, 08/20/36	5,770
13,000	Series 2006-40, Class VB, 6.000%, 11/20/26	13,941
1,805	Series 2006-57, Class PZ, 5.565%, 10/20/36	1,922
8,237	Series 2006-59, Class SD, IF, IO, 6.471%, 10/20/36	754
18,080	Series 2006-65, Class SA, IF, IO, 6.571%, 11/20/36	1,668
13,602	Series 2007-9, Class CI, IF, IO, 5.971%, 03/20/37	1,199
22,176	Series 2007-9, Class DI, IF, IO, 6.281%, 03/20/37	2,157
22,429	Series 2007-17, Class AF, VAR, 0.432%, 04/16/37	22,120
18,490	Series 2007-17, Class JI, IF, IO, 6.578%, 04/16/37	2,180
7,174	Series 2007-17, Class JO, PO, 04/16/37	6,121
9,327	Series 2007-19, Class SD, IF, IO, 5.971%, 04/20/37	799
5,023	Series 2007-25, Class FN, VAR, 0.532%, 05/16/37	4,871
23,399	Series 2007-26, Class SC, IF, IO, 5.971%, 05/20/37	2,123
15,097	Series 2007-27, Class SD, IF, IO, 5.971%, 05/20/37	1,350
1,762	Series 2007-28, Class BO, PO, 05/20/37	1,541
15,501	Series 2007-35, Class PO, PO, 06/16/37	13,090
2,212	Series 2007-35, Class TO, PO, 04/20/35	2,110
3,063	Series 2007-36, Class HO, PO, 06/16/37	2,648
13,128	Series 2007-36, Class SE, IF, IO, 6.238%, 06/16/37	1,360
17,290	Series 2007-36, Class SJ, IF, IO, 6.021%, 06/20/37	1,560
13,181	Series 2007-40, Class SD, IF, IO, 6.521%, 07/20/37	1,226
31,584	Series 2007-42, Class SC, IF, IO, 6.521%, 07/20/37	2,879
19,812	Series 2007-45, Class QA, IF, IO, 6.411%, 07/20/37	1,803
5,780	Series 2007-49, Class NO, PO, 12/20/35	5,320
6,981	Series 2007-50, Class AI, IF, IO, 6.546%, 08/20/37	682
14,580	Series 2007-53, Class ES, IF, IO, 6.321%, 09/20/37	1,089
4,911	Series 2007-53, Class SW, IF, 19.519%, 09/20/37	5,705
14,810	Series 2007-57, Class PO, PO, 03/20/37	12,854
18,774	Series 2007-57, Class QA, IF, IO, 6.271%, 10/20/37	1,759
19,308	Series 2007-67, Class SI, IF, IO, 6.281%, 11/20/37	1,856
15,597	Series 2007-71, Class SB, IF, IO, 6.471%, 07/20/36	1,092
16,326	Series 2007-72, Class US, IF, IO, 6.321%, 11/20/37	1,217
18,092	Series 2007-73, Class MI, IF, IO, 5.771%, 11/20/37	1,641
10,821	Series 2007-74, Class SL, IF, IO, 6.308%, 11/16/37	1,100
35,198	Series 2007-76, Class SB, IF, IO, 6.271%, 11/20/37	3,258
26,143	Series 2007-79, Class SY, IF, IO, 6.321%, 12/20/37	1,948
20,291	Series 2007-82, Class SA, IF, IO, 6.301%, 12/20/37	1,942
1,923	Series 2008-7, Class SK, IF, 19.264%, 11/20/37	2,212
2,693	Series 2008-7, Class SP, IF, 12.943%, 10/20/37	2,849
5,259	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	751
97	Series 2008-20, Class EX, VAR, 03/20/38	96
5,388	Series 2008-20, Class PO, PO, 09/20/37	4,878
3,055	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	348
12,295	Series 2008-25, Class SB, IF, IO, 6.671%, 03/20/38	1,087
5,204	Series 2008-29, Class PO, PO, 02/17/33	4,518
20,997	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,273
8,200	Series 2008-33, Class XS, IF, IO, 7.468%, 04/16/38	993
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,361
23,499	Series 2008-36, Class SH, IF, IO, 6.071%, 04/20/38	2,099
37,903	Series 2008-40, Class SA, IF, IO, 6.168%, 05/16/38	4,369
19,448	Series 2008-41, Class SA, IF, IO, 6.111%, 05/20/38	1,871
2,735	Series 2008-43, Class NA, 5.500%, 11/20/37	2,890
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	3,817
7,231	Series 2008-55, Class SA, IF, IO, 5.971%, 06/20/38	674
28,450	Series 2008-60, Class CS, IF, IO, 5.921%, 07/20/38	2,521
5,716	Series 2008-60, Class PO, PO, 01/20/38	5,215
2,170	Series 2008-64, Class ED, 6.500%, 04/20/28	2,307

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
11,109	Series 2008-71, Class SC, IF, IO, 5.771%, 08/20/38	1,037
10,071	Series 2008-79, Class CS, IF, 6.571%, 06/20/35	9,129
26,661	Series 2008-93, Class AS, IF, IO, 5.471%, 12/20/38	2,294
15,850	Series 2008-96, Class SL, IF, IO, 5.771%, 12/20/38	1,482
19,097	Series 2009-6, Class SA, IF, IO, 5.868%, 02/16/39	1,632
16,906	Series 2009-6, Class SH, IF, IO, 5.811%, 02/20/39	1,583
8,518	Series 2009-10, Class SL, IF, IO, 6.268%, 03/16/34	767
18,486	Series 2009-11, Class SC, IF, IO, 5.918%, 02/16/39	1,927
7,181	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	993
14,849	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,977
47,028	Series 2009-22, Class SA, IF, IO, 6.041%, 04/20/39	4,109
24,806	Series 2009-24, Class DS, IF, IO, 6.071%, 03/20/39	2,731
12,608	Series 2009-25, Class SE, IF, IO, 7.371%, 09/20/38	1,294
26,461	Series 2009-31, Class ST, IF, IO, 6.121%, 03/20/39	2,548
31,852	Series 2009-31, Class TS, IF, IO, 6.071%, 03/20/39	3,035
7,395	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	975
7,922	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	1,078
20,287	Series 2009-35, Class SN, IF, IO, 6.168%, 12/16/38	2,217
40,549	Series 2009-42, Class SC, IF, IO, 5.851%, 06/20/39	3,759
27,392	Series 2009-43, Class SA, IF, IO, 5.721%, 06/20/39	2,511
12,131	Series 2009-44, Class MV, 6.000%, 04/20/20	13,328
10,391	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	1,366
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,206
20,954	Series 2009-79, Class OK, PO, 11/16/37	18,161
	Vendee Mortgage Trust,
14,982	Series 1993-1, Class ZB, 7.250%, 02/15/23	16,616
2,799	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	2,978
10,270	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	11,233
4,028	Series 1996-1, Class 1Z, 6.750%, 02/15/26	4,401
1,857	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,987
5,627	Series 1997-1, Class 2Z, 7.500%, 02/15/27	6,276
3,773	Series 1998-1, Class 2E, 7.000%, 03/15/28	4,103
		3,544,426
	Non-Agency CMO — 13.1%
947	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.500%, 08/25/18	938
	American General Mortgage Loan Trust,
6,762	Series 2006-1, Class A2, VAR, 5.750%, 12/25/35 (e)	6,763
4,457	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	4,551
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	4,002
	ASG Resecuritization Trust,
11,062	Series 2009-1, Class A60, VAR, 5.608%, 06/26/37 (e)	11,007
31,992	Series 2009-2, Class A55, VAR, 5.800%, 05/24/36 (e)	31,912
57,883	Series 2009-3, Class A65, VAR, 5.573%, 03/26/37 (e)	57,305
31,053	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	30,743
9,308	Series 2009-5, Class A50, VAR, 5.465%, 02/28/37 (e)	9,191
17,189	Series 2010-1, Class A85, VAR, 0.629%, 02/27/36 (e)	15,642
25,100	Series 2010-2, Class A60, VAR, 5.270%, 01/28/37 (e)	24,347
	Banc of America Alternative Loan Trust,
486	Series 2003-1, Class APO, PO, 02/25/33	310
5,582	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	5,600
7,708	Series 2003-7, Class 2A4, 5.000%, 09/25/18	7,739
11,613	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	11,649
10,464	Series 2003-11, Class 1A1, 6.000%, 01/25/34	10,054
8,738	Series 2003-11, Class 2A1, 6.000%, 01/25/34	8,395
1,171	Series 2003-11, Class PO, PO, 01/25/34	802
3,508	Series 2004-1, Class 5A1, 5.500%, 02/25/19	3,387
665	Series 2004-6, Class 15PO, PO, 07/25/19	430
5,125	Series 2004-8, Class 3A1, 5.500%, 09/25/19	5,102
1,433	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,001

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,020	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35 (f)	508
	Banc of America Funding Corp.,
2,075	Series 2003-3, Class 1A33, 5.500%, 10/25/33	2,095
1,678	Series 2004-1, Class PO, PO, 03/25/34	1,204
2,368	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	2,157
14,981	Series 2004-3, Class 1A7, 5.500%, 10/25/34	14,924
2,661	Series 2005-6, Class 2A7, 5.500%, 10/25/35	2,389
2,768	Series 2005-7, Class 30PO, PO, 11/25/35	1,815
1,191	Series 2005-8, Class 30PO, PO, 01/25/36	768
4,562	Series 2005-E, Class 4A1, VAR, 2.995%, 03/20/35	4,232
2,941	Series 2006-1, Class XPO, PO, 01/25/36	1,896
	Banc of America Mortgage Securities, Inc.,
7,316	Series 2003-3, Class 2A1, VAR, 0.779%, 05/25/18	6,952
1,373	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,372
427	Series 2003-7, Class A2, 4.750%, 09/25/18	434
7,566	Series 2003-8, Class 3A3, 5.500%, 11/25/33	7,396
1,089	Series 2003-8, Class APO, PO, 11/25/33	727
6,018	Series 2003-E, Class 2A2, VAR, 4.143%, 06/25/33 (a)	5,463
590	Series 2004-1, Class APO, PO, 02/25/34	375
2,469	Series 2004-3, Class 1A23, 4.500%, 04/25/34	2,477
9,280	Series 2004-3, Class 15IO, IO, VAR, 0.220%, 04/25/19	44
423	Series 2004-4, Class APO, PO, 05/25/34	268
3,565	Series 2004-5, Class 2A2, 5.500%, 06/25/34	2,937
3,574	Series 2004-5, Class 4A1, 4.750%, 06/25/19	3,577
1,327	Series 2004-6, Class 2A7, 5.500%, 07/25/34	1,158
2,452	Series 2004-6, Class APO, PO, 07/25/34	1,601
211	Series 2004-8, Class 5PO, PO, 05/25/32	138
903	Series 2004-8, Class XPO, PO, 10/25/34	604
3,258	Series 2004-9, Class 3A1, 6.500%, 09/25/32	3,229
390	Series 2004-9, Class 3PO, PO, 09/25/32	253
630	Series 2004-E, Class 2A5, VAR, 4.149%, 06/25/34	629
3,931	Series 2004-J, Class 3A1, VAR, 5.081%, 11/25/34	3,441
8,739	Series 2005-1, Class 2A1, 5.000%, 02/25/20	8,651
	BCAP LLC Trust,
16,776	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	16,608
26,996	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	26,726
9,415	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	9,415
5,203	Series 2009-RR14, Class 4A1, VAR, 5.921%, 03/26/36 (e)	5,203
	Bear Stearns Adjustable Rate Mortgage Trust,
5,145	Series 2003-2, Class A5, VAR, 2.113%, 01/25/33 (e)	4,682
874	Series 2003-7, Class 3A, VAR, 4.950%, 10/25/33 (f) (i)	805
11,518	Series 2004-2, Class 14A, VAR, 5.163%, 05/25/34	11,633
20,682	Series 2005-5, Class A1, VAR, 2.530%, 08/25/35	19,963
14,771	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	13,077
	Cendant Mortgage Corp.,
2,073	Series 2003-8, Class 1P, PO, 10/25/33	1,254
633	Series 2004-1, Class P, PO, 02/25/34	410
	Chase Mortgage Finance Corp.,
1,351	Series 2003-S6, Class A1, 5.000%, 06/25/18	1,370
4,210	Series 2003-S9, Class AP, PO, 10/25/18	3,019
7,721	Series 2003-S10, Class A1, 4.750%, 11/25/18	7,829
5,440	Series 2007-A1, Class 2A1, VAR, 4.126%, 02/25/37	5,210
3,281	Series 2007-A2, Class 1A1, VAR, 3.968%, 07/25/37	3,078
	Citicorp Mortgage Securities, Inc.,
307	Series 1993-14, Class A3, VAR, 1.429%, 11/25/23	298
4,395	Series 2003-6, Class 1A2, 4.500%, 05/25/33	4,435
6,196	Series 2004-1, Class 3A1, 4.750%, 01/25/34	6,283
2,089	Series 2004-2, Class A1, 5.000%, 03/25/34	2,062
3,841	Series 2004-2, Class A2, VAR, 0.679%, 03/25/34	3,734
1,691	Series 2004-3, Class A8, 5.250%, 05/25/34	1,691
1,952	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,992
2,266	Series 2004-8, Class 1A1, 5.500%, 10/25/34	2,268
5,000	Series 2006-4, Class 1A2, 6.000%, 08/25/36	3,890
	Citigroup Mortgage Loan Trust, Inc.,
7,880	Series 2003-1, Class 2A5, 5.250%, 10/25/33	7,904
603	Series 2003-1, Class 2A6, PO, 10/25/33	348
890	Series 2003-1, Class PO2, PO, 10/25/33	563
792	Series 2003-1, Class PO3, PO, 09/25/33	499
116	Series 2003-1, Class WPO1, PO, 06/25/16	98
1,009	Series 2003-UP3, Class A3, 7.000%, 09/25/33	1,005
4,351	Series 2003-UST1, Class A1, 5.500%, 12/25/18	4,408

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,216	Series 2003-UST1, Class PO1, PO, 12/25/18	825
620	Series 2003-UST1, Class PO3, PO, 12/25/18	445
5,025	Series 2004-UST1, Class A6, VAR, 5.072%, 08/25/34	5,128
723	Series 2005-1, Class 2A1A, VAR, 3.563%, 04/25/35	388
2,064	Series 2005-5, Class 1A2, VAR, 2.507%, 08/25/35	1,234
4,960	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,575
15,701	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	15,704
	Countrywide Alternative Loan Trust,
3,354	Series 2002-8, Class A4, 6.500%, 07/25/32	3,198
675	Series 2002-12, Class PO, PO, 11/25/32	435
149	Series 2002-17, Class A7, 2.500%, 01/25/33	143
4,347	Series 2002-18, Class M, 6.000%, 02/25/33	3,838
867	Series 2003-6T2, Class A6, 5.500%, 06/25/33	661
10,065	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	8,132
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	1,903
10,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	9,898
1,751	Series 2005-5R, Class A1, 5.250%, 12/25/18	1,583
12,476	Series 2005-1CB, Class 1A6, IF, IO, 6.871%, 03/25/35	1,523
20,879	Series 2005-20CB, Class 3A8, IF, IO, 4.521%, 07/25/35	1,698
28,077	Series 2005-22T1, Class A2, IF, IO, 4.841%, 06/25/35	2,484
818	Series 2005-26CB, Class A10, IF, 12.635%, 07/25/35	885
8,000	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,354
334	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	322
424	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	324
84,808	Series 2005-37T1, Class A2, IF, IO, 4.821%, 09/25/35	8,103
9,300	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,035
41,294	Series 2005-54CB, Class 1A2, IF, IO, 4.621%, 11/25/35	4,031
621	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	561
3,235	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,696
20,528	Series 2005-J1, Class 1A4, IF, IO, 4.871%, 02/25/35	1,948
8,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	1,986
1,500	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37 (f) (i)	324
	Countrywide Home Loan Mortgage Pass-Through Trust,
663	Series 2002-18, Class PO, PO, 11/25/32	620
3,536	Series 2002-22, Class A20, 6.250%, 10/25/32	3,628
6,390	Series 2003-26, Class 1A6, 3.500%, 08/25/33	5,362
2,644	Series 2003-29, Class A1, 5.500%, 08/25/33	2,285
873	Series 2003-34, Class A11, 5.250%, 09/25/33	860
5,800	Series 2003-34, Class A6, 5.250%, 09/25/33	5,884
1,120	Series 2003-44, Class A9, PO, 10/25/33	735
72	Series 2003-J2, Class A17, IF, IO, 7.171%, 04/25/33	2
3,629	Series 2003-J7, Class 4A3, IF, 9.477%, 08/25/18	3,275
408	Series 2003-J13, Class PO, PO, 01/25/34	284
452	Series 2004-7, Class 2A1, VAR, 3.374%, 06/25/34	439
13,543	Series 2004-8, Class 2A1, 4.500%, 06/25/19	13,420
865	Series 2004-HYB1, Class 2A, VAR, 3.332%, 05/20/34	686
3,205	Series 2004-HYB3, Class 2A, VAR, 3.578%, 06/20/34	2,425
2,174	Series 2004-HYB6, Class A3, VAR, 3.610%, 11/20/34	1,730
2,046	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	2,054
1,356	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,362
1,295	Series 2005-14, Class A2, 5.500%, 07/25/35	1,195
225	Series 2005-16, Class A21, 5.500%, 09/25/35	223
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	847
7,775	Series 2005-22, Class 2A1, VAR, 5.173%, 11/25/35	5,429
385	Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	248
	Credit Suisse Mortgage Capital Certificates,
15,552	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	15,552
17,820	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	17,764
	CS First Boston Mortgage Securities Corp.,
96	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	88
2,397	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,992

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,475	Series 2003-23, Class 1P, PO, 10/25/33	3,501
4,724	Series 2003-23, Class 2A5, 5.000%, 10/25/18	4,649
4,482	Series 2003-23, Class 3A10, 5.750%, 09/25/33	4,497
1,158	Series 2003-25, Class 2A1, 4.500%, 10/25/18	1,154
1,820	Series 2004-4, Class 3A5, 5.500%, 08/25/34	1,818
402	Series 2004-5, Class 5P, PO, 08/25/19	281
6,186	Series 2004-8, Class 3A5, 5.500%, 12/25/34	6,227
1,814	Series 2005-4, Class 3A24, IF, 18.208%, 06/25/35	1,704
1,319	Series 2005-9, Class AP, PO, 10/25/35	834
9,035	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,253
712	Series 2005-10, Class AP, PO, 11/25/35	449
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
3,464	Series 2005-1, Class 2A1, VAR, 5.626%, 02/25/20	3,452
4,804	Series 2005-3, Class 1A1, VAR, 5.285%, 06/25/20	4,254
	Deutsche Mortgage Securities, Inc.,
398	Series 2004-1, Class 2APO, PO, 10/25/18	268
16,296	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	15,792
	First Boston Mortgage Securities Corp. 1987 STRIPS,
89	Series C, Class IO, IO, 10.965%, 04/25/17	10
50	Series C, Class PO, PO, 04/25/17	47
	First Horizon Alternative Mortgage Securities,
3,186	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,248
26,912	Series 2007-FA4, Class 1A2, IF, IO, 5.421%, 08/25/37	2,731
	First Horizon Asset Securities, Inc.,
576	Series 2003-7, Class 2A1, 4.500%, 09/25/18	577
5,089	Series 2003-8, Class 2A1, 4.500%, 09/25/18	5,094
2,986	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,510
2,833	Series 2004-AR2, Class 2A1, VAR, 3.004%, 05/25/34	2,644
3,525	Series 2004-AR7, Class 2A1, VAR, 2.880%, 02/25/35	3,392
798	Series 2004-AR7, Class 2A2, VAR, 2.880%, 02/25/35	685
7,904	Series 2005-AR1, Class 2A2, VAR, 3.768%, 04/25/35	7,210
	GMAC Mortgage Corp. Loan Trust,
19,658	Series 2003-AR1, Class A4, VAR, 4.098%, 10/19/33	18,577
2,120	Series 2003-J7, Class A10, 5.500%, 11/25/33	2,169
948	Series 2003-J7, Class A2, 4.500%, 11/25/33	950
1,943	Series 2003-J7, Class A3, VAR, 0.679%, 11/25/33	1,917
12,345	Series 2003-J7, Class A7, 5.000%, 11/25/33	10,898
1,281	Series 2003-J8, Class A, 5.250%, 12/25/33	1,285
25	Series 2004-J1, Class A15, 5.250%, 04/25/34	25
4,474	Series 2004-J5, Class A2, VAR, 0.629%, 01/25/35	4,420
7,625	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	7,656
2,258	Series 2005-AR3, Class 3A3, VAR, 4.791%, 06/19/35	2,224
5,000	Series 2005-AR3, Class 3A4, VAR, 4.791%, 06/19/35	3,723
	GSMPS Mortgage Loan Trust,
1,544	Series 2004-4, Class 1AF, VAR, 0.629%, 06/25/34 (e)	1,222
2,879	Series 2005-RP2, Class 1AF, VAR, 0.579%, 03/25/35 (e)	2,324
	GSR Mortgage Loan Trust,
1,506	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,410
1,300	Series 2003-6F, Class A2, VAR, 0.629%, 09/25/32	1,227
4,054	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	4,080
6,619	Series 2004-9, Class 5A5, VAR, 3.888%, 08/25/34	6,720
1,123	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	1,130
953	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	982
917	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	571
261	Series 2004-15F, Class AP, PO, 12/25/34	176
8,795	Series 2005-5F, Class 8A3, VAR, 0.729%, 06/25/35	7,918
8,648	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	7,216
646	Series 2005-AR6, Class 3A1, VAR, 3.972%, 09/25/35	568
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	2,785
10,675	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	7,049
1,473	Series 2006-2F, Class 2A15, 5.750%, 02/25/36	1,470
13,000	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	10,251
	Impac Secured Assets CMN Owner Trust,
3,048	Series 2003-2, Class A1, 5.500%, 08/25/33	3,058
146	Series 2004-3, Class 1A4, VAR, 1.029%, 11/25/34	131

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
16,487	Series 2006-2, Class 2A1, VAR, 0.579%, 08/25/36	13,088
37,107	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.494%, 08/25/35	382
	JP Morgan Mortgage Trust,
3,499	Series 2004-A3, Class 4A1, VAR, 4.278%, 07/25/34	3,498
6,951	Series 2004-A4, Class 1A1, VAR, 4.626%, 09/25/34	7,013
5,360	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	5,484
62,215	Series 2006-A2, Class 4A1, VAR, 4.054%, 08/25/34	59,445
3,781	Series 2006-A2, Class 5A3, VAR, 3.431%, 11/25/33	3,703
9,290	Series 2006-A3, Class 6A1, VAR, 3.993%, 08/25/34	8,172
5,343	Series 2007-A1, Class 5A1, VAR, 3.442%, 07/25/35	4,826
	Lehman Mortgage Trust,
3,795	Series 2006-2, Class 1A1, VAR, 6.420%, 04/25/36	3,292
2,470	Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,380
10,000	Series 2008-2, Class 1A6, 6.000%, 03/25/38	7,496
	LVII Resecuritization Trust,
6,068	Series 2009-2, Class A1, VAR, 3.285%, 09/27/37 (e)	6,066
20,000	Series 2009-2, Class A2, VAR, 3.172%, 09/27/37 (e)	19,994
	MASTR Adjustable Rate Mortgages Trust,
2,588	Series 2004-3, Class 4A2, VAR, 2.650%, 04/25/34	2,092
4,779	Series 2004-13, Class 2A1, VAR, 3.002%, 04/21/34	4,604
26,118	Series 2004-13, Class 3A6, VAR, 3.097%, 11/21/34	25,910
799	Series 2004-15, Class 3A1, VAR, 3.706%, 12/25/34	590
	MASTR Alternative Loans Trust,
6,075	Series 2003-9, Class 2A1, 6.000%, 12/25/33	5,897
1,184	Series 2003-9, Class 8A1, 6.000%, 01/25/34	1,043
2,515	Series 2004-3, Class 2A1, 6.250%, 04/25/34	2,307
7,332	Series 2004-3, Class 3A1, 6.000%, 04/25/34	7,191
1,421	Series 2004-6, Class 30PO, PO, 07/25/34	897
773	Series 2004-6, Class 7A1, 6.000%, 07/25/34	666
1,287	Series 2004-7, Class 30PO, PO, 08/25/34	849
3,924	Series 2004-8, Class 6A1, 5.500%, 09/25/19	3,788
1,745	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,730
5,385	Series 2005-6, Class 3A1, 5.500%, 11/25/20	4,391
	MASTR Asset Securitization Trust,
163	Series 2003-1, Class 2A12, 5.000%, 06/25/30	163
1,383	Series 2003-2, Class 1A1, 5.000%, 03/25/18	1,416
930	Series 2003-2, Class 2A1, 4.500%, 03/25/18	888
2,000	Series 2003-2, Class 2A10, 4.500%, 03/25/18	1,930
129	Series 2003-4, Class 2A2, 5.000%, 05/25/18	128
797	Series 2003-8, Class 1A1, 5.500%, 09/25/33	807
1,752	Series 2003-9, Class 15PO, PO, 10/25/18	1,310
1,228	Series 2003-9, Class 2A7, 5.500%, 10/25/33	1,244
1,092	Series 2003-11, Class 3A1, 4.500%, 12/25/18	1,094
883	Series 2003-12, Class 30PO, PO, 12/25/33	557
2,634	Series 2003-12, Class 6A1, 5.000%, 12/25/33	2,626
590	Series 2004-1, Class 30PO, PO, 02/25/34	376
486	Series 2004-4, Class 3A1, 4.500%, 04/25/19	471
899	Series 2004-6, Class 15PO, PO, 05/25/19	636
4,987	Series 2004-8, Class 1A1, 4.750%, 08/25/19	5,007
817	Series 2004-8, Class PO, PO, 08/25/19	582
2,337	Series 2004-9, Class 5A1, 5.250%, 09/25/19	2,245
1,243	Series 2004-10, Class 5A1, VAR, 0.629%, 11/25/34	1,176
2,300	Series 2006-2, Class 1A30, 6.000%, 06/25/36	1,723
	MASTR Reperforming Loan Trust,
23,812	Series 2005-2, Class 1A1F, VAR, 0.579%, 05/25/35 (e)	19,338
2,688	Series 2006-2, Class 1A1, VAR, 5.780%, 05/25/36 (e)	2,368
10,957	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	6,355
545	Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.382%, 05/25/35	521
3,260	Mellon Residential Funding Corp., Series 2000-TBC3, Class A1, VAR, 0.672%, 12/15/30	2,935
	Merrill Lynch Mortgage Investors, Inc.,
3,236	Series 2003-A5, Class 2A6, VAR, 3.258%, 08/25/33	2,982
5,152	Series 2004-A4, Class A2, VAR, 3.122%, 08/25/34	5,130
9,517	Series 2005-A2, Class A1, VAR, 2.800%, 02/25/35	8,539
40	Series 2005-A8, Class A1B1, VAR, 5.250%, 08/25/36	40
164	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	181
5,646	MLCC Mortgage Investors, Inc., Series 2004-C, Class A2, VAR, 0.731%, 07/25/29	5,220

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
4,217		Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 4A, VAR, 5.500%, 11/25/19	4,071
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,230.370%, 04/20/21	42
2,762		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.549%, 02/25/35	2,199
		Nomura Asset Acceptance Corp.,
1,861		Series 2003-A1, Class A1, 5.500%, 05/25/33	1,867
845		Series 2003-A1, Class A2, 6.000%, 05/25/33	812
153		Series 2003-A1, Class A5, 7.000%, 04/25/33	134
108		Series 2003-A1, Class A7, 5.000%, 04/25/18	108
1,717		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,614
		Paine Webber CMO Trust,
10		Series H, Class 4, 8.750%, 04/01/18	11
36		Series P, Class 4, 8.500%, 08/01/19	40
876		Prime Mortgage Trust, Series 2004-R1, Class A4, PO, 07/27/33	595
		RBSSP Resecuritization Trust,
8,592		Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	8,737
9,511		Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	9,178
9,302		Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	9,293
11,338		Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	11,294
23,310		Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	23,040
11,986		Series 2009-12, Class 3A1, VAR, 0.469%, 12/25/35 (e)	11,266
6,036		Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	5,976
5,000		Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	4,938
		Residential Accredit Loans, Inc.,
2,681		Series 2001-QS19, Class A2, 6.000%, 12/25/16	2,688
1,236		Series 2002-QS16, Class A3, IF, 16.144%, 10/25/17	1,260
4,570		Series 2002-QS8, Class A5, 6.250%, 06/25/17	4,632
2,862		Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,378
1,836		Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,539
1,148		Series 2003-QS1, Class A6, 4.250%, 01/25/33	1,152
2,181		Series 2003-QS3, Class A2, IF, 15.997%, 02/25/18	2,179
2,389		Series 2003-QS3, Class A8, IF, IO, 7.371%, 02/25/18	279
6,244		Series 2003-QS9, Class A3, IF, IO, 7.321%, 05/25/18	805
3,240		Series 2003-QS12, Class A2A, IF, IO, 7.371%, 06/25/18	431
986		Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	118
7,838		Series 2003-QS14, Class A1, 5.000%, 07/25/18	7,781
2,326		Series 2003-QS18, Class A1, 5.000%, 09/25/18	2,289
15,825		Series 2003-QS19, Class A1, 5.750%, 10/25/33	15,007
10,455		Series 2004-QS7, Class A4, 5.500%, 05/25/34	7,570
1,687		Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,551
3,000		Series 2005-QA6, Class A32, VAR, 5.643%, 05/25/35	1,898
766		Series 2006-QS4, Class A7, IF, 20.014%, 04/25/36	631
681		Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	394
		Residential Asset Securitization Trust,
1,973		Series 2003-A13, Class A3, 5.500%, 01/25/34	1,594
282		Series 2003-A14, Class A1, 4.750%, 02/25/19	274
5,427		Series 2003-A8, Class A5, 4.250%, 10/25/18	5,067
964		Series 2005-A11, Class PO, PO, 10/25/35	624
25,041		Series 2005-A2, Class A4, IF, IO, 4.821%, 03/25/35	2,330
3,437		Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,628
		Residential Funding Mortgage Securities I,
4,674		Series 2003-S7, Class A17, 4.000%, 05/25/33	4,492
853		Series 2003-S12, Class 4A5, 4.500%, 12/25/32	851
1,680		Series 2003-S13, Class A3, 5.500%, 06/25/33	1,495
1,038		Series 2003-S14, Class A4, PO, 07/25/18	859
3,133		Series 2003-S16, Class A3, 5.000%, 09/25/18	3,145
4,524		Series 2003-S20, Class 2A1, 4.750%, 12/25/18	4,633
523		Series 2004-S6, Class 2A6, PO, 06/25/34	335
2,361		Series 2005-SA4, Class 1A1, VAR, 3.783%, 09/25/35	1,807
205		Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	140
467		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class PO1, PO, 12/25/18	319

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
60,000	Station Place Securitization Trust, Series 2009-1, Class A, VAR, 1.729%, 01/25/40 (e)	60,000
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.944%, 06/25/34	3,712
	Structured Asset Securities Corp.,
143	Series 2002-10H, Class 1AP, PO, 05/25/32	104
1,554	Series 2002-17, Class B1, VAR, 6.099%, 09/25/32	1,379
1,992	Series 2003-8, Class 1A2, 5.000%, 04/25/18	1,907
10,209	Series 2003-16, Class A3, VAR, 0.729%, 06/25/33	9,292
1,509	Series 2003-21, Class 1A3, 5.500%, 07/25/33	1,508
9,098	Series 2003-29, Class 1A1, 4.750%, 09/25/18	9,226
1,709	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,543
5,051	Series 2003-30, Class 3A2, VAR, 0.729%, 10/25/33	4,696
1,419	Series 2003-31A, Class B1, VAR, 3.277%, 10/25/33 (f) (i)	670
1,551	Series 2003-32, Class 1A1, VAR, 5.149%, 11/25/33	1,554
10,760	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	10,478
12,600	Series 2003-37A, Class 2A, VAR, 4.992%, 12/25/33	12,567
17,500	Series 2004-5H, Class A4, 5.540%, 12/25/33	17,105
7,566	Series 2004-20, Class 1A3, 5.250%, 11/25/34	7,527
4,834	Series 2005-6, Class 4A1, 5.000%, 05/25/35	4,676
5,463	Series 2005-6, Class 5A8, IF, 13.442%, 05/25/35	5,307
2,246	Series 2005-RF3, Class 1A, VAR, 0.579%, 06/25/35 (e)	1,685
3,422	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.549%, 09/25/43	2,980
	WaMu Mortgage Pass-Through Certificates,
5,522	Series 2003-AR7, Class A7, VAR, 2.842%, 08/25/33	5,229
28,249	Series 2003-AR9, Class 1A6, VAR, 2.833%, 09/25/33	27,847
5,241	Series 2003-AR9, Class 2A, VAR, 2.883%, 09/25/33	5,193
2,405	Series 2003-S4, Class 2A10, VAR, 16.833%, 06/25/33	2,067
7,473	Series 2003-S8, Class A4, 4.500%, 09/25/18	7,342
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,677
2,002	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,984
19,508	Series 2003-S9, Class A8, 5.250%, 10/25/33	17,741
928	Series 2003-S9, Class P, PO, 10/25/33	579
1,586	Series 2003-S10, Class A2, 5.000%, 10/25/18	1,609
1,109	Series 2003-S10, Class A6, PO, 10/25/18	904
11,429	Series 2003-S11, Class 2A5, IF, 16.421%, 11/25/33	11,092
3,930	Series 2003-S13, Class 23A1, VAR, 0.779%, 12/25/18	3,702
7,226	Series 2004-AR3, Class A1, VAR, 3.120%, 06/25/34	6,757
2,891	Series 2004-AR3, Class A2, VAR, 3.120%, 06/25/34	2,716
38,023	Series 2004-AR14, Class A1, VAR, 2.753%, 01/25/35	36,335
3,831	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	3,868
4,147	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	4,128
1,338	Series 2004-RS2, Class A4, 5.000%, 11/25/33	942
3,099	Series 2004-S1, Class 1A3, VAR, 0.629%, 03/25/34	3,010
477	Series 2004-S3, Class 2A3, IF, 18.208%, 07/25/34	522
2,000	Series 2006-AR8, Class 1A2, VAR, 5.845%, 08/25/46	1,333
755	Series 2006-AR10, Class 2P, VAR, 09/25/36	385
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
7,484	Series 2005-1, Class 1A1, 5.500%, 03/25/35	6,588
525	Series 2005-1, Class CP, PO, 03/25/35	335
28,728	Series 2005-2, Class 1A4, IF, IO, 4.821%, 04/25/35	2,779
7,885	Series 2005-2, Class 2A3, IF, IO, 4.771%, 04/25/35	712
8,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,413
9,384	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,331
2,493	Series 2005-6, Class 2A4, 5.500%, 08/25/35	2,022
1,130	Series 2006-1, Class 3A2, 5.750%, 02/25/36	895
	Washington Mutual MSC Mortgage Pass-Through Certificates,
197	Series 2002-MS12, Class A, 6.500%, 05/25/32	197
1,904	Series 2003-MS5, Class 1A4, VAR, 0.729%, 03/25/18	1,830
201	Series 2003-MS7, Class P, PO, 03/25/33	124
	Wells Fargo Alternative Loan Trust,
527	Series 2003-1, Class APO, PO, 09/25/33	356
1,434	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	706

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage Backed Securities Trust,
1,197	Series 2003-8, Class A9, 4.500%, 08/25/18	1,199
3,360	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,397
1,329	Series 2003-11, Class 1APO, PO, 10/25/18	952
3,625	Series 2003-13, Class A7, 4.500%, 11/25/18	3,628
22,050	Series 2003-15, Class 1A1, 4.750%, 12/25/18	22,360
495	Series 2003-15, Class APO, PO, 12/25/18	346
1,426	Series 2003-16, Class 2A1, 4.500%, 12/25/18	1,438
2,328	Series 2003-J, Class 2A5, VAR, 4.437%, 10/25/33	2,275
26,669	Series 2003-K, Class 1A1, VAR, 4.473%, 11/25/33	26,592
1,022	Series 2003-K, Class 1A2, VAR, 4.473%, 11/25/33	1,019
1,940	Series 2004-7, Class 2A1, 4.500%, 07/25/19	1,961
2,276	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,339
2,643	Series 2004-8, Class APO, PO, 08/25/19	1,834
8,183	Series 2004-B, Class A1, VAR, 4.892%, 02/25/34	8,075
4,888	Series 2004-BB, Class A4, VAR, 2.906%, 01/25/35	4,762
5,250	Series 2004-E, Class A8, VAR, 4.858%, 05/25/34	5,342
11,004	Series 2004-EE, Class 2A1, VAR, 3.091%, 12/25/34	10,770
7,486	Series 2004-EE, Class 2A2, VAR, 3.091%, 12/25/34	7,194
11,155	Series 2004-EE, Class 3A1, VAR, 3.901%, 12/25/34	11,170
3,642	Series 2004-EE, Class 3A2, VAR, 3.901%, 12/25/34	3,652
12,382	Series 2004-I, Class 1A1, VAR, 3.398%, 07/25/34	12,113
12,015	Series 2004-P, Class 2A1, VAR, 3.063%, 09/25/34	11,342
7,191	Series 2004-V, Class 1A1, VAR, 3.170%, 10/25/34	7,074
9,224	Series 2004-V, Class 1A2, VAR, 3.170%, 10/25/34	8,859
9,655	Series 2005-13, Class A1, 5.000%, 11/25/20	9,840
1,425	Series 2005-14, Class 2APO, PO, 12/25/35	807
6,289	Series 2005-AR8, Class 2A1, VAR, 3.206%, 06/25/35	5,870
517	Series 2006-5, Class 1A1, 5.250%, 04/25/36	515
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	1,252
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	10,580
10,165	Series 2007-11, Class A14, 6.000%, 08/25/37	8,220
		1,872,625
	Total Collateralized Mortgage Obligations (Cost $5,223,455)	5,417,051
Commercial Mortgage-Backed Securities — 1.4%
	Banc of America Commercial Mortgage, Inc.,
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	4,950
1,950	Series 2005-3, Class AM, 4.727%, 07/10/43	1,731
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,562
9,700	Series 2005-6, Class ASB, VAR, 5.178%, 09/10/47	10,165
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	2,904
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	11,532
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.621%, 06/24/50 (e)	9,423
	Bear Stearns Commercial Mortgage Securities,
4,150	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	4,300
8,560	Series 2006-PW11, Class A4, VAR, 5.455%, 03/11/39	8,885
1,666	Series 2006-PW14, Class A1, 5.044%, 12/11/38	1,710
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,787
2,476	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.727%, 03/15/49	2,537
6,300	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,444
18,326	Credit Suisse Mortgage Capital Certificates, Series 2009-ASG, Class A, VAR, 1.481%, 11/28/39 (e)	18,326
11,000	First Union National Bank Commercial Mortgage, Series 2000-C2, Class B, VAR, 7.281%, 10/15/32	11,270
	GMAC Commercial Mortgage Securities, Inc.,
650	Series 2003-C1, Class A1, 3.337%, 05/10/36	656
14,000	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	14,203
	GS Mortgage Securities Corp. II,
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	7,174
5,500	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	4,846

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
1,600	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,589
5,000	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.156%, 02/15/31	5,114
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,565
6,950	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	7,179
2,200	Series 2006-C1, Class A4, VAR, 5.656%, 05/12/39	2,257
4,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.416%, 02/12/39	5,052
	Morgan Stanley Capital I,
1,696	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	1,742
991	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,020
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	27
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	30,222
9,705	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	9,804
	Total Commercial Mortgage-Backed Securities (Cost $177,667)	192,976
Corporate Bonds — 11.8%
	Consumer Discretionary — 0.6%
	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,173
	Media — 0.5%
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	7,450
1,250	9.455%, 11/15/22	1,672
2,200	Comcast Cable Communications LLC, 7.125%, 06/15/13	2,497
7,039	Comcast Cable Holdings LLC, 9.800%, 02/01/12	8,020
	Comcast Corp.,
2,574	5.500%, 03/15/11	2,689
1,300	5.900%, 03/15/16	1,417
1,000	6.500%, 01/15/17	1,118
	Cox Communications, Inc.,
2,600	5.450%, 12/15/14	2,853
1,740	7.750%, 11/01/10	1,811
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,138
	News America Holdings, Inc.,
1,100	8.000%, 10/17/16	1,313
1,050	8.875%, 04/26/23	1,351
	News America, Inc.,
1,500	6.900%, 08/15/39 (e)	1,655
900	7.250%, 05/18/18	1,044
4,400	7.300%, 04/30/28	4,876
1,337	TCI Communications, Inc., 7.125%, 02/15/28	1,441
	Thomson Reuters Corp., (Canada),
2,150	4.700%, 10/15/19	2,176
1,125	5.950%, 07/15/13	1,253
	Time Warner Cable, Inc.,
1,700	5.850%, 05/01/17	1,828
2,150	6.750%, 07/01/18	2,404
2,000	6.750%, 06/15/39	2,125
2,450	7.300%, 07/01/38	2,779
650	8.250%, 02/14/14	772
2,150	8.250%, 04/01/19	2,612
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,468
2,165	10.150%, 05/01/12	2,513
255	Time Warner, Inc., 7.700%, 05/01/32	300
3,190	Viacom, Inc., 6.250%, 04/30/16	3,565
		70,140
	Multiline Retail — 0.0% (g)
1,000	Kohl’s Corp., 6.250%, 12/15/17	1,125
	Target Corp.,
2,100	6.000%, 01/15/18	2,356
1,900	7.000%, 01/15/38	2,205
		5,686
	Specialty Retail — 0.1%
4,600	Home Depot, Inc., 5.400%, 03/01/16	4,934
3,500	Lowe’s Cos., Inc., 7.110%, 05/15/37	4,211
1,775	Staples, Inc., 9.750%, 01/15/14	2,171
		11,316
	Total Consumer Discretionary	89,315
	Consumer Staples — 0.5%
	Beverages — 0.2%
	Anheuser-Busch Cos., Inc.,
1,000	5.500%, 01/15/18	1,068
1,100	5.750%, 04/01/36	1,081
	Anheuser-Busch InBev Worldwide, Inc.,
800	7.200%, 01/15/14 (e)	918

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Beverages — Continued
2,350	7.750%, 01/15/19 (e)	2,829
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,629
1,550	4.875%, 03/15/19	1,632
1,650	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,876
2,780	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	3,274
	Diageo Finance BV, (Netherlands),
2,150	5.300%, 10/28/15	2,393
3,600	5.500%, 04/01/13	3,948
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,226
1,075	PepsiCo, Inc., 7.900%, 11/01/18	1,344
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	2,053
850	6.500%, 07/01/16 (e)	950
		29,221
	Food & Staples Retailing — 0.0% (g)
2,225	Kroger Co. (The), 7.500%, 01/15/14	2,590
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,973
1,200	5.250%, 09/01/35	1,170
1,050	6.200%, 04/15/38	1,150
700	7.550%, 02/15/30	877
		7,760
	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
1,025	5.875%, 05/15/13	1,090
4,760	8.500%, 06/15/19	5,546
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	625
	Cargill, Inc.,
1,650	5.200%, 01/22/13 (e)	1,766
900	6.375%, 06/01/12 (e)	984
2,850	7.350%, 03/06/19 (e)	3,333
1,810	General Mills, Inc., 6.000%, 02/15/12	1,972
	Kellogg Co.,
1,500	4.250%, 03/06/13	1,597
2,600	5.125%, 12/03/12	2,825
	Kraft Foods, Inc.,
3,023	5.375%, 02/10/20	3,127
4,250	6.125%, 02/01/18	4,662
3,605	6.500%, 08/11/17	4,066
1,000	6.750%, 02/19/14	1,136
1,600	6.875%, 02/01/38	1,743
2,700	6.875%, 01/26/39	2,943
		37,415
	Household Products — 0.0% (g)
500	Kimberly-Clark Corp., 7.500%, 11/01/18	617
2,391	Procter & Gamble - ESOP, 9.360%, 01/01/21	2,998
1,000	Procter & Gamble Co., 5.500%, 02/01/34	1,020
		4,635
	Total Consumer Staples	79,031
	Energy — 0.7%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
750	6.150%, 09/15/19	845
5,050	7.450%, 09/15/39	6,288
		7,133
	Oil, Gas & Consumable Fuels — 0.6%
455	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	519
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	444
8,500	7.625%, 03/15/14	9,863
1,100	8.700%, 03/15/19	1,383
	BP Capital Markets plc, (United Kingdom),
1,380	3.125%, 03/10/12	1,433
9,100	5.250%, 11/07/13	10,054
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	432
2,000	6.750%, 02/01/39	2,199
2,495	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19 (e)	2,632
6,500	Chevron Corp., 4.950%, 03/03/19	6,877
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,220
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,592
2,000	5.750%, 02/01/19	2,196
1,450	6.000%, 01/15/20	1,621
1,450	6.500%, 02/01/39	1,629
4,394	8.750%, 05/25/10	4,480
900	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	977
2,750	EnCana Corp., (Canada), 6.500%, 05/15/19	3,107
1,800	EOG Resources, Inc., 6.875%, 10/01/18	2,102
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,243

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,393
1,980	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,238
	Marathon Oil Corp.,
3,100	5.900%, 03/15/18	3,276
2,800	6.000%, 10/01/17	2,986
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,227
3,200	Petro-Canada, (Canada), 6.800%, 05/15/38	3,518
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	1,959
	Shell International Finance BV, (Netherlands),
3,000	4.300%, 09/22/19	2,981
6,000	6.375%, 12/15/38	6,697
900	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	994
475	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	566
300	Tosco Corp., 7.800%, 01/01/27	362
	XTO Energy, Inc.,
3,000	4.625%, 06/15/13	3,235
2,800	5.750%, 12/15/13	3,132
		90,567
	Total Energy	97,700
	Financials — 6.6%
	Capital Markets — 1.6%
	Bank of New York Mellon Corp. (The),
3,750	4.600%, 01/15/20	3,796
1,000	5.125%, 08/27/13	1,097
	Bear Stearns Cos., LLC (The),
1,000	5.700%, 11/15/14 (y)	1,099
1,400	7.250%, 02/01/18 (y)	1,624
	BlackRock, Inc.,
3,245	3.500%, 12/10/14	3,295
9,294	5.000%, 12/10/19	9,356
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,282
1,803	5.125%, 01/15/14 (c)	1,942
15,099	6.125%, 11/15/11	16,299
2,500	FMR LLC, 6.450%, 11/15/39 (e)	2,414
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	1,874
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,120
	Goldman Sachs Group, Inc. (The),
600	3.625%, 08/01/12	622
2,694	4.750%, 07/15/13	2,845
3,185	5.150%, 01/15/14	3,401
3,210	5.250%, 10/15/13	3,459
10	5.700%, 09/01/12	11
12,900	5.950%, 01/18/18	13,539
650	6.150%, 04/01/18	687
7,470	6.250%, 09/01/17	8,042
5,056	6.600%, 01/15/12	5,487
1,600	6.750%, 10/01/37	1,551
10,716	6.875%, 01/15/11	11,261
6,280	7.500%, 02/15/19	7,187
	Jefferies Group, Inc.,
5,600	6.450%, 06/08/27	4,961
2,750	7.750%, 03/15/12	2,977
1,125	8.500%, 07/15/19	1,251
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	34
3,480	4.800%, 03/13/14 (d)	783
800	5.750%, 05/17/13 (d)	180
3,000	6.000%, 07/19/12 (d)	675
3,962	6.625%, 01/18/12 (d)	892
450	6.750%, 12/28/17 (d)	1
219	7.875%, 11/01/09 (d)	49
	Merrill Lynch & Co., Inc.,
500	4.790%, 08/04/10	508
700	5.000%, 01/15/15	718
3,723	5.450%, 07/15/14	3,888
1,000	5.700%, 05/02/17	983
275	6.050%, 08/15/12	295
6,654	6.150%, 04/25/13	7,193
3,412	6.400%, 08/28/17	3,552
6,348	6.875%, 04/25/18	6,689
	Morgan Stanley,
4,263	4.200%, 11/20/14	4,276
1,485	4.250%, 05/15/10	1,495
2,711	4.750%, 04/01/14	2,756
1,000	5.300%, 03/01/13	1,064
5,020	5.500%, 01/26/20	4,918
2,900	5.625%, 09/23/19	2,875
1,300	5.750%, 08/31/12	1,401
5,800	6.000%, 05/13/14	6,273
3,294	6.000%, 04/28/15	3,519
1,070	6.250%, 08/28/17	1,129
8,078	6.600%, 04/01/12	8,788
2,225	6.625%, 04/01/18	2,367
12,306	6.750%, 04/15/11	13,001

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
2,000	7.300%, 05/13/19	2,211
504	8.000%, 06/15/10	515
6,114	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	6,238
887	Northern Trust Corp., 5.500%, 08/15/13	976
	State Street Corp.,
1,250	4.300%, 05/30/14	1,315
4,297	7.650%, 06/15/10	4,378
	UBS AG, (Switzerland),
10,000	3.875%, 01/15/15	10,002
2,400	5.750%, 04/25/18	2,476
1,025	5.875%, 12/20/17	1,068
		221,960
	Commercial Banks — 1.5%
2,930	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	2,945
3,441	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	3,512
4,367	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	4,480
	Barclays Bank plc, (United Kingdom),
9,400	2.500%, 01/23/13	9,394
1,100	5.000%, 09/22/16	1,123
4,500	5.125%, 01/08/20	4,418
5,500	5.200%, 07/10/14	5,884
3,700	6.050%, 12/04/17 (e)	3,796
500	6.750%, 05/22/19	552
	BB&T Corp.,
2,350	3.375%, 09/25/13	2,410
3,750	3.850%, 07/27/12	3,924
2,750	4.900%, 06/30/17	2,750
1,650	6.850%, 04/30/19	1,874
	Branch Banking & Trust Co.,
598	4.875%, 01/15/13	636
4,650	5.625%, 09/15/16	4,965
1,500	Cadets Trust, 4.800%, 07/15/13 (e)	1,546
	Credit Suisse, (Switzerland),
2,700	3.450%, 07/02/12	2,798
2,995	5.000%, 05/15/13	3,222
2,000	5.500%, 05/01/14	2,185
3,520	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	3,626
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,418
1,750	Huntington National Bank (The), 8.000%, 04/01/10	1,752
3,150	KeyBank N.A., 5.500%, 09/17/12	3,347
1,650	KeyCorp, 6.500%, 05/14/13	1,759
4,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	4,780
2,750	Marshall & Ilsley Corp., 5.350%, 04/01/11 (c)	2,754
	National Australia Bank Ltd., (Australia),
18,650	2.500%, 01/08/13 (e)	18,716
3,455	3.750%, 03/02/15 (e)	3,484
4,000	National City Bank, 5.800%, 06/07/17	4,200
	PNC Funding Corp.,
5,700	5.125%, 02/08/20	5,782
2,400	5.250%, 11/15/15	2,526
1,200	Regions Financial Corp., 7.375%, 12/10/37	1,037
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12 (c)	4,242
1,000	6.000%, 09/11/17	1,015
2,021	6.375%, 04/01/11	2,116
505	7.250%, 03/15/18	535
	U.S. Bancorp,
4,299	2.875%, 11/20/14	4,301
1,400	7.500%, 06/01/26	1,535
690	U.S. Bank N.A., 6.375%, 08/01/11	740
	Wachovia Bank N.A.,
2,700	6.600%, 01/15/38	2,774
1,862	7.800%, 08/18/10	1,921
4,430	VAR, 0.584%, 03/15/16	4,117
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,219
3,900	5.500%, 05/01/13	4,213
3,050	5.750%, 06/15/17	3,220
9,350	5.750%, 02/01/18	9,863
	Wells Fargo & Co.,
16,700	3.750%, 10/01/14	16,901
8,185	5.625%, 12/11/17	8,624
	Wells Fargo Bank N.A.,
970	4.750%, 02/09/15	1,007
4,000	5.750%, 05/16/16	4,190
319	6.450%, 02/01/11	337
5,328	7.550%, 06/21/10	5,439
	Westpac Banking Corp., (Australia),
4,800	4.200%, 02/27/15	4,952
10,711	4.875%, 11/19/19	10,573
		212,429

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — 0.4%
	American Express Credit Corp.,
4,100	5.875%, 05/02/13	4,445
5,650	7.300%, 08/20/13	6,379
1,479	American General Finance Corp., 5.375%, 10/01/12	1,260
517	Capital One Bank USA N.A., 5.750%, 09/15/10	529
	Capital One Financial Corp.,
1,175	5.700%, 09/15/11	1,235
3,105	6.250%, 11/15/13	3,375
5,300	6.750%, 09/15/17	5,818
2,970	7.375%, 05/23/14	3,405
	HSBC Finance Corp.,
311	4.750%, 07/15/13	328
2,000	5.000%, 06/30/15	2,098
1,600	5.250%, 01/15/14	1,697
200	5.500%, 01/19/16	211
2,251	6.375%, 10/15/11	2,400
1,078	6.375%, 11/27/12	1,188
4,500	7.000%, 05/15/12	4,929
308	7.350%, 11/27/32	315
2,752	8.000%, 07/15/10	2,824
1,700	VAR, 0.501%, 01/15/14	1,632
	John Deere Capital Corp.,
450	4.500%, 04/03/13	481
4,750	5.250%, 10/01/12	5,178
2,437	SLM Corp., 5.375%, 01/15/13	2,337
1,750	Washington Mutual Finance Corp., 6.875%, 05/15/11	1,844
		53,908
	Diversified Financial Services — 1.9%
9,250	Associates Corp. of North America, 6.950%, 11/01/18	9,690
18,700	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	19,974
	Bank of America Corp.,
5,500	4.900%, 05/01/13	5,777
1,000	5.625%, 10/14/16	1,022
2,000	5.650%, 05/01/18	1,995
5,000	6.500%, 08/01/16	5,375
3,000	7.375%, 05/15/14	3,373
3,079	7.400%, 01/15/11	3,242
1,100	7.625%, 06/01/19	1,244
7,420	Bank of America N.A., 5.300%, 03/15/17	7,300
	BHP Billiton Finance USA Ltd., (Australia),
1,600	5.400%, 03/29/17	1,742
1,150	5.500%, 04/01/14	1,272
2,750	6.500%, 04/01/19	3,162
	Caterpillar Financial Services Corp.,
1,850	4.850%, 12/07/12	2,003
1,900	4.900%, 08/15/13	2,057
1,000	5.450%, 04/15/18	1,066
900	5.500%, 03/15/16	990
4,800	6.200%, 09/30/13	5,435
3,500	7.050%, 10/01/18	4,086
600	7.150%, 02/15/19	709
	Citigroup, Inc.,
1,500	4.700%, 05/29/15	1,475
2,400	5.500%, 04/11/13	2,512
6,000	5.500%, 10/15/14	6,177
1,000	5.500%, 02/15/17	976
5,286	5.625%, 08/27/12	5,566
13,500	6.000%, 08/15/17	13,598
2,250	6.125%, 11/21/17	2,276
3,675	6.375%, 08/12/14	3,900
2,850	8.125%, 07/15/39	3,223
3,975	8.500%, 05/22/19	4,587
	CME Group, Inc.,
7,200	5.400%, 08/01/13	7,923
700	5.750%, 02/15/14	774
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,369
400	Diageo Investment Corp., 9.000%, 08/15/11	444
	General Electric Capital Corp.,
2,000	4.375%, 11/21/11	2,092
1,305	4.375%, 09/21/15	1,339
16,000	5.250%, 10/19/12	17,092
1,500	5.400%, 02/15/17	1,553
2,000	5.500%, 06/04/14	2,137
10,250	5.500%, 01/08/20	10,308
4,400	5.625%, 09/15/17	4,606
18,000	5.625%, 05/01/18	18,509
24,603	5.875%, 02/15/12	26,477
1,900	5.875%, 01/14/38	1,764
4,700	5.900%, 05/13/14	5,157
24,792	6.000%, 06/15/12	26,813
4,941	6.750%, 03/15/32	5,085
900	6.875%, 01/10/39	940
2,625	VAR, 0.369%, 04/10/12	2,594
	International Lease Finance Corp.,
987	5.875%, 05/01/13	848
5,300	6.375%, 03/25/13	4,668

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
	National Rural Utilities Cooperative Finance Corp.,
530	2.625%, 09/16/12	543
3,550	4.750%, 03/01/14	3,811
605	10.375%, 11/01/18	815
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,439
		275,904
	Insurance — 1.0%
2,500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	2,725
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,036
2,800	5.450%, 05/18/17	2,275
1,425	5.600%, 10/18/16	1,180
5,641	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	5,531
	Berkshire Hathaway Finance Corp.,
3,500	4.000%, 04/15/12	3,688
3,800	4.600%, 05/15/13	4,071
750	5.000%, 08/15/13	817
6,200	5.400%, 05/15/18	6,626
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,232
4,800	Genworth Global Funding Trusts, 5.200%, 10/08/10	4,908
	Jackson National Life Global Funding,
2,000	5.375%, 05/08/13 (e)	2,147
4,115	6.125%, 05/30/12 (e)	4,436
2,469	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	2,523
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (e)	3,078
	MassMutual Global Funding II,
4,059	3.500%, 03/15/10 (e)	4,062
2,000	3.625%, 07/16/12 (e)	2,082
3,200	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	3,442
815	MetLife, Inc., 6.817%, 08/15/18	898
	Metropolitan Life Global Funding I,
8,800	2.500%, 01/11/13 (e)	8,863
8,000	2.875%, 09/17/12 (e)	8,150
3,000	5.125%, 04/10/13 (e)	3,240
2,497	5.200%, 09/18/13 (e)	2,677
1,450	5.750%, 07/25/11 (e)	1,521
1,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	1,066
	Nationwide Financial Services,
1,130	5.900%, 07/01/12	1,191
1,661	6.250%, 11/15/11	1,772
	New York Life Global Funding,
5,910	4.650%, 05/09/13 (e)	6,317
5,914	5.375%, 09/15/13 (e)	6,510
2,500	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	2,650
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,962
	Principal Life Global Funding I,
1,600	5.050%, 03/15/15 (e)	1,575
11,236	6.250%, 02/15/12 (e)	11,834
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,259
1,750	5.150%, 06/17/11	1,821
1,475	5.300%, 12/14/12	1,605
2,900	5.300%, 04/24/13	3,136
4,955	Protective Life Secured Trusts, 4.000%, 04/01/11	5,088
1,070	Travelers Cos, Inc. (The), 5.800%, 05/15/18	1,147
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	949
		143,090
	Real Estate Investment Trusts (REITs) — 0.1%
2,050	HRPT Properties Trust, 6.650%, 01/15/18	2,024
	Simon Property Group LP,
450	4.200%, 02/01/15	455
1,775	5.625%, 08/15/14	1,907
1,100	5.650%, 02/01/20	1,093
2,120	6.100%, 05/01/16	2,273
2,000	6.125%, 05/30/18	2,099
1,645	6.750%, 05/15/14	1,823
6,277	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	6,730
		18,404
	Thrifts & Mortgage Finance — 0.1%
4,000	Countrywide Financial Corp., 6.250%, 05/15/16	4,083
6,270	Countrywide Home Loans, Inc., 4.000%, 03/22/11	6,458
		10,541
	Total Financials	936,236

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Health Care — 0.2%
	Biotechnology — 0.0% (g)
1,975	Amgen, Inc., 5.700%, 02/01/19	2,144
	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,209
500	4.625%, 03/15/15	543
700	Becton Dickinson and Co., 5.000%, 05/15/19	735
		2,487
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
492	5.875%, 06/15/17	535
340	7.000%, 02/15/19	392
		927
	Pharmaceuticals — 0.2%
350	Abbott Laboratories, 6.150%, 11/30/37	383
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,565
1,095	Eli Lilly & Co., 3.550%, 03/06/12	1,146
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,066
3,100	4.850%, 05/15/13	3,366
2,100	6.375%, 05/15/38	2,342
7,300	Pfizer, Inc., 4.450%, 03/15/12	7,789
1,040	Schering-Plough Corp., 6.000%, 09/15/17	1,182
790	Wyeth, 6.450%, 02/01/24	885
		21,724
	Total Health Care	27,282
	Industrials — 0.4%
	Aerospace & Defense — 0.1%
	Boeing Co. (The),
250	3.500%, 02/15/15	257
500	4.875%, 02/15/20	512
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,612
	Lockheed Martin Corp.,
1,660	7.750%, 05/01/26	2,045
1,399	8.500%, 12/01/29	1,853
	Northrop Grumman Systems Corp.,
2,700	7.125%, 02/15/11	2,857
1,100	7.750%, 03/01/16	1,326
899	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	940
5	United Technologies Corp., 6.100%, 05/15/12	5
		11,407
	Airlines — 0.0% (g)
	Continental Airlines, Inc.,
576	7.256%, 03/15/20	579
1,000	7.487%, 04/02/12	1,000
		1,579
	Building Products — 0.0% (g)
800	Masco Corp., 5.850%, 03/15/17	755
	Commercial Services & Supplies — 0.0% (g)
2,850	Allied Waste North America, Inc., 6.875%, 06/01/17	3,078
1,365	Waste Management, Inc., 7.375%, 03/11/19	1,594
		4,672
	Industrial Conglomerates — 0.0% (g)
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,490
2,650	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	3,322
		4,812
	Machinery — 0.1%
2,650	Eaton Corp., 5.600%, 05/15/18	2,869
775	Ingersoll-Rand Co., (Bermuda), 6.391%, 11/15/27	826
350	PACCAR, Inc., 6.375%, 02/15/12	380
775	Parker Hannifin Corp., 5.500%, 05/15/18	833
		4,908
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
3,660	5.650%, 05/01/17	3,963
600	6.700%, 08/01/28	653
700	6.750%, 07/15/11	750
1,300	7.000%, 02/01/14	1,503
2,223	7.125%, 12/15/10	2,336
1,300	7.290%, 06/01/36	1,520
	CSX Corp.,
850	6.300%, 03/15/12	921
700	7.375%, 02/01/19	819
400	Erac USA Finance Co., 6.375%, 10/15/17 (e)	438
2,727	Federal Express Corp. 1998 Pass Through Trust, 6.720%, 01/15/22	2,942

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
	Norfolk Southern Corp.,
299	5.590%, 05/17/25	301
871	5.640%, 05/17/29	867
2,500	6.750%, 02/15/11	2,628
326	7.250%, 02/15/31	384
135	7.700%, 05/15/17	162
34	7.800%, 05/15/27	42
	Union Pacific Corp.,
175	4.875%, 01/15/15	187
1,800	5.650%, 05/01/17	1,935
1,700	5.700%, 08/15/18	1,812
3,000	7.000%, 02/01/16	3,467
1,000	7.875%, 01/15/19	1,213
2,350	United Parcel Service of America, Inc., 8.375%, 04/01/20	3,094
		31,937
	Total Industrials	60,070
	Information Technology — 0.4%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,691
2,360	5.500%, 01/15/40	2,289
3,400	5.900%, 02/15/39	3,486
		7,466
	Computers & Peripherals — 0.2%
	Dell, Inc.,
570	5.650%, 04/15/18	608
1,900	7.100%, 04/15/28	2,133
	Hewlett-Packard Co.,
650	2.950%, 08/15/12	675
1,000	4.500%, 03/01/13	1,072
1,900	4.750%, 06/02/14	2,060
2,525	5.400%, 03/01/17	2,767
4,400	6.125%, 03/01/14	4,974
	International Business Machines Corp.,
3,950	5.700%, 09/14/17	4,399
660	6.220%, 08/01/27	726
4,500	7.625%, 10/15/18	5,571
		24,985
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,120	Arrow Electronics, Inc., 6.875%, 07/01/13	1,238
	IT Services — 0.0% (g)
2,950	Electronic Data Systems LLC, 6.000%, 08/01/13	3,308
	Office Electronics — 0.0% (g)
310	Xerox Corp., 8.250%, 05/15/14	365
	Software — 0.1%
850	Intuit, Inc., 5.750%, 03/15/17	905
	Oracle Corp.,
5,300	5.000%, 07/08/19	5,554
2,320	5.250%, 01/15/16	2,575
3,400	5.750%, 04/15/18	3,742
850	6.500%, 04/15/38	945
		13,721
	Total Information Technology	51,083
	Materials — 0.2%
	Chemicals — 0.2%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	891
1,680	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	1,702
	Dow Chemical Co. (The),
1,670	4.850%, 08/15/12	1,778
650	6.000%, 10/01/12	709
1,776	6.125%, 02/01/11	1,849
1,345	7.375%, 11/01/29	1,459
	EI Du Pont de Nemours & Co.,
125	4.125%, 03/06/13	132
500	4.875%, 04/30/14	543
3,800	6.000%, 07/15/18	4,224
3,750	Monsanto Co., 7.375%, 08/15/12	4,273
1,450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	1,546
	PPG Industries, Inc.,
2,150	5.750%, 03/15/13	2,344
2,100	9.000%, 05/01/21	2,594
	Praxair, Inc.,
850	4.375%, 03/31/14	905
1,900	4.625%, 03/30/15	2,041
1,295	5.250%, 11/15/14	1,435
		28,425
	Metals & Mining — 0.0% (g)
3,400	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	3,739
	Total Materials	32,164

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
6,950	AT&T Corp., 8.000%, 11/15/31	8,497
	AT&T, Inc.,
8,300	4.950%, 01/15/13	8,962
1,120	5.100%, 09/15/14	1,219
2,925	5.500%, 02/01/18	3,105
1,300	5.600%, 05/15/18	1,387
2,295	5.625%, 06/15/16	2,521
5,000	6.300%, 01/15/38	5,092
1,330	BellSouth Corp., 5.200%, 09/15/14	1,454
1,966	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15 (c)	2,099
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	5,297
2,800	5.950%, 01/15/18	2,898
8,236	9.125%, 12/15/10	8,751
300	9.625%, 12/15/30	381
	Deutsche Telekom International Finance BV, (Netherlands),
4,200	4.875%, 07/08/14	4,467
785	5.250%, 07/22/13	846
2,025	6.000%, 07/08/19	2,168
200	8.750%, 06/15/30	253
	France Telecom S.A., (France),
7,133	7.750%, 03/01/11	7,611
1,000	8.500%, 03/01/31	1,325
1,000	GTE Corp., 8.750%, 11/01/21	1,253
47	Nynex Corp., 9.550%, 05/01/10	47
	Telecom Italia Capital S.A., (Luxembourg),
2,900	4.950%, 09/30/14	3,027
2,300	5.250%, 11/15/13	2,441
1,350	6.175%, 06/18/14	1,471
2,125	6.999%, 06/04/18	2,330
	Telefonica Emisiones S.A.U., (Spain),
4,000	5.855%, 02/04/13	4,373
1,500	5.877%, 07/15/19	1,583
1,000	Telefonica Europe BV, (Netherlands), 7.750%, 09/15/10	1,037
1,839	TELUS Corp., (Canada), 8.000%, 06/01/11	1,986
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,301
250	5.550%, 02/15/16	273
1,443	5.850%, 09/15/35	1,413
4,400	7.350%, 04/01/39	5,144
1,500	8.750%, 11/01/18	1,892
6,498	Verizon Florida LLC, 6.125%, 01/15/13	7,076
	Verizon Global Funding Corp.,
8,808	7.250%, 12/01/10	9,247
1,540	7.375%, 09/01/12	1,752
	Verizon Maryland, Inc.,
823	6.125%, 03/01/12	886
3,100	7.150%, 05/01/23	3,284
900	Verizon New England, Inc., 4.750%, 10/01/13	954
880	Verizon New York, Inc., 7.375%, 04/01/32	961
1,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	1,393
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,946
		127,403
	Wireless Telecommunication Services — 0.1%
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,652
	New Cingular Wireless Services, Inc.,
6,983	7.875%, 03/01/11	7,467
1,215	8.750%, 03/01/31	1,566
	Vodafone Group plc, (United Kingdom),
5,125	5.000%, 09/15/15	5,484
753	5.450%, 06/10/19	786
		16,955
	Total Telecommunication Services	144,358
	Utilities — 1.2%
	Electric Utilities — 0.9%
	Alabama Power Co.,
711	4.700%, 12/01/10 (c)	732
700	6.125%, 05/15/38	747
1,110	Arizona Public Service Co., 4.650%, 05/15/15	1,157
	Carolina Power & Light Co.,
2,177	5.125%, 09/15/13	2,395
2,000	5.300%, 01/15/19	2,117
	CenterPoint Energy Houston Electric LLC,
3,100	5.750%, 01/15/14	3,416
725	7.000%, 03/01/14	832
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,126
1,550	Columbus Southern Power Co., 6.050%, 05/01/18	1,691
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,001
	Duke Energy Carolinas LLC,
1,400	5.100%, 04/15/18	1,477

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
1,795	5.625%, 11/30/12	1,982
1,816	6.250%, 01/15/12	1,982
1,875	Duke Energy Corp., 3.950%, 09/15/14	1,943
3,100	Duke Energy Indiana, Inc., 6.350%, 08/15/38	3,391
4,600	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	4,611
	Florida Power & Light Co.,
500	5.950%, 10/01/33	521
1,000	5.950%, 02/01/38	1,044
	Florida Power Corp.,
500	4.800%, 03/01/13	538
1,125	5.650%, 06/15/18	1,214
700	6.400%, 06/15/38	771
	FPL Group Capital, Inc.,
900	5.350%, 06/15/13	977
1,200	6.000%, 03/01/19	1,295
1,600	7.875%, 12/15/15	1,955
	Georgia Power Co.,
400	5.950%, 02/01/39	421
1,100	6.000%, 11/01/13	1,241
340	Indiana Michigan Power Co., 7.000%, 03/15/19	389
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	350
298	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	303
700	Midamerican Energy Co., 5.300%, 03/15/18	735
1,625	Midamerican Energy Holdings Co., 5.750%, 04/01/18	1,728
	Nevada Power Co.,
950	6.500%, 08/01/18	1,044
1,825	7.125%, 03/15/19	2,077
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,643
	Nisource Finance Corp.,
2,560	6.150%, 03/01/13	2,795
325	7.875%, 11/15/10	339
1,850	10.750%, 03/15/16	2,371
2,500	Northern States Power Co., 6.250%, 06/01/36	2,729
2,400	Ohio Power Co., 5.750%, 09/01/13	2,624
	Oncor Electric Delivery Co. LLC,
820	5.950%, 09/01/13	899
3,000	6.800%, 09/01/18	3,372
	Pacific Gas & Electric Co.,
1,980	5.625%, 11/30/17	2,146
750	8.250%, 10/15/18	925
	PacifiCorp,
250	5.500%, 01/15/19	268
1,000	5.650%, 07/15/18	1,084
125	6.900%, 11/15/11	137
900	Peco Energy Co., 5.350%, 03/01/18	958
675	Pepco Holdings, Inc., 6.450%, 08/15/12	729
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,450
730	Progress Energy, Inc., 6.050%, 03/15/14	808
	PSEG Power LLC,
2,190	5.500%, 12/01/15	2,375
2,191	7.750%, 04/15/11	2,338
1,255	8.625%, 04/15/31	1,614
275	Public Service Co. of Colorado, 5.800%, 08/01/18	303
3,350	Public Service Co. of Oklahoma, 6.625%, 11/15/37	3,569
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	876
1,138	5.375%, 11/01/39	1,096
5,300	6.330%, 11/01/13	6,062
	Southern California Edison Co.,
1,200	4.150%, 09/15/14	1,279
1,400	5.500%, 08/15/18	1,524
1,650	5.750%, 03/15/14	1,852
645	5.950%, 02/01/38	683
2,450	6.050%, 03/15/39	2,633
580	Southern Co., 4.150%, 05/15/14	612
1,000	Southwestern Public Service Co., 8.750%, 12/01/18	1,247
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14 (c)	3,104
350	5.668%, 08/15/14	382
3,645	6.250%, 02/15/13	3,983
3,850	8.000%, 10/01/19	4,589
	Virginia Electric and Power Co.,
2,550	5.100%, 11/30/12	2,780
4,600	5.400%, 04/30/18	4,882
800	5.950%, 09/15/17	879
		124,142
	Gas Utilities — 0.1%
1,700	AGL Capital Corp., 4.450%, 04/15/13	1,790
1,530	ANR Pipeline Co., 9.625%, 11/01/21	2,069
	Atmos Energy Corp.,
320	5.125%, 01/15/13	342
690	8.500%, 03/15/19	856

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Gas Utilities — Continued
530	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	563
1,950	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	2,150
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,119
70	Texas Eastern Transmission LP, 7.300%, 12/01/10	73
	TransCanada Pipelines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,584
1,500	6.200%, 10/15/37	1,584
1,900	6.500%, 08/15/18	2,171
2,100	7.250%, 08/15/38	2,499
		16,800
	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
1,879	6.250%, 06/30/12	2,063
1,200	7.000%, 06/15/38	1,375
1,600	8.875%, 01/15/19	2,041
3,250	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	3,796
1,550	PG&E Corp., 5.750%, 04/01/14	1,707
	Sempra Energy,
2,300	6.150%, 06/15/18	2,486
900	6.500%, 06/01/16	1,008
2,760	8.900%, 11/15/13	3,313
1,550	9.800%, 02/15/19	1,998
	Wisconsin Electric Power Co.,
1,400	6.000%, 04/01/14	1,580
1,295	6.250%, 12/01/15	1,505
		22,872
	Water Utilities — 0.0% (g)
2,025	American Water Capital Corp., 6.085%, 10/15/17	2,192
	Total Utilities	166,006
	Total Corporate Bonds (Cost $1,595,545)	1,683,245
Foreign Government Securities — 0.2%
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,063
12,250	Province of Ontario, (Canada), 2.950%, 02/05/15	12,355
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	642
	United Mexican States, (Mexico),
2,035	5.875%, 01/15/14 (c)	2,272
3,398	6.375%, 01/16/13	3,789
850	6.625%, 03/03/15	956
4,881	7.500%, 04/08/33	5,674
1,925	8.300%, 08/15/31	2,426
1,000	8.300%, 08/15/31	1,260
	Total Foreign Government Securities (Cost $30,140)	32,437
Mortgage Pass-Through Securities — 14.1%
	Federal Home Loan Mortgage Corp.,
1,193	ARM, 2.605%, 12/01/33	1,232
2,471	ARM, 2.625%, 01/01/35	2,499
134	ARM, 2.707%, 07/01/19	137
262	ARM, 2.771%, 01/01/27	266
280	ARM, 2.873%, 09/01/32	287
4,104	ARM, 2.947%, 09/01/34	4,207
104	ARM, 2.973%, 04/01/30	106
67	ARM, 3.125%, 07/01/26	69
6,141	ARM, 3.127%, 05/01/33	6,308
2,161	ARM, 3.614%, 04/01/34	2,222
1,053	ARM, 3.981%, 01/01/37	1,097
1,392	ARM, 4.902%, 08/01/35	1,443
1,563	ARM, 4.947%, 11/01/36	1,636
2,020	ARM, 5.163%, 02/01/36	2,111
7,509	ARM, 5.423%, 05/01/38	7,945
2,737	ARM, 5.434%, 07/01/37	2,809
4,515	ARM, 5.529%, 12/01/35	4,702
11,370	ARM, 5.552%, 05/01/36	11,806
11,845	ARM, 5.569%, 05/01/36	12,367
8,780	ARM, 5.627%, 03/01/36	9,013
9,952	ARM, 5.656%, 03/01/36	10,332
9,351	ARM, 5.729%, 02/01/37	9,737
11,205	ARM, 5.738%, 04/01/38	11,876
4,226	ARM, 5.796%, 07/01/36	4,396
12,334	ARM, 5.803%, 05/01/37	13,109
11,164	ARM, 5.818%, 06/01/37	11,616
7,779	ARM, 5.823%, 05/01/37	8,094
4,905	ARM, 5.828%, 10/01/36	5,109
8,895	ARM, 5.832%, 04/01/37	9,291
2,231	ARM, 5.846%, 05/01/37	2,323
4,525	ARM, 5.859%, 06/01/36	4,824
2,962	ARM, 5.872%, 05/01/36	3,088
11,822	ARM, 5.888%, 01/01/37	12,316
13,415	ARM, 5.924%, 11/01/36	13,979
6,393	ARM, 5.933%, 03/01/37	6,660
621	ARM, 5.953%, 02/01/37	647

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
13,639	ARM, 5.954%, 04/01/37	14,209
3,935	ARM, 5.968%, 02/01/37	4,100
7,902	ARM, 5.972%, 05/01/37	8,448
5,505	ARM, 5.988%, 10/01/36	5,606
3,535	ARM, 6.000%, 04/01/37	3,691
16,616	ARM, 6.025%, 06/01/36	17,287
26,112	ARM, 6.038%, 12/01/36	27,196
10,039	ARM, 6.079%, 09/01/36	10,354
21,755	ARM, 6.170%, 12/01/36	22,686
1,531	ARM, 6.186%, 12/01/36	1,588
5,478	ARM, 6.193%, 05/01/37	5,730
4,117	ARM, 6.227%, 03/01/37	4,270
10,792	ARM, 6.248%, 09/01/36	11,217
18,825	ARM, 6.258%, 02/01/37	19,606
25,643	ARM, 6.299%, 03/01/37	27,335
22,624	ARM, 6.302%, 10/01/36	23,610
9,263	ARM, 6.311%, 05/01/37	9,695
26,698	ARM, 6.349%, 12/01/36	27,911
5,411	ARM, 6.430%, 10/01/36	5,648
4,272	ARM, 6.466%, 02/01/37	4,458
8,170	ARM, 6.502%, 10/01/36	8,567
3,971	ARM, 6.515%, 12/01/36	4,146
5,830	ARM, 6.586%, 10/01/36	6,091
3,993	ARM, 6.600%, 11/01/37	4,162
2,645	ARM, 6.675%, 08/01/36	2,769
10,121	ARM, 6.678%, 10/01/36	10,561
4,049	ARM, 6.692%, 07/01/36	4,206
12,708	ARM, 6.703%, 11/01/36	13,489
27,252	ARM, 6.717%, 08/01/36	28,356
5,096	ARM, 6.872%, 08/01/36	5,297
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
8,300	4.000%, 04/01/14 – 05/01/19	8,563
4,860	4.500%, 08/01/18 – 10/01/18	5,115
26,187	5.000%, 10/01/17 – 12/01/18	27,867
19,315	5.500%, 06/01/17 – 06/01/20	20,771
28,462	6.000%, 10/01/17 – 03/01/22	30,671
9,517	6.500%, 07/01/16 – 03/01/22	10,252
160	7.000%, 08/01/10 – 04/01/17	171
128	7.500%, 09/01/10 – 11/01/15	134
75	8.500%, 11/01/15	86
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
9,901	5.500%, 01/01/23 – 11/01/23	10,552
663	6.000%, 12/01/22	719
3,965	6.500%, 12/01/13 – 01/01/28	4,279
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, FHA/VA,
23,505	7.500%, 01/01/32 – 12/01/36	26,454
13,701	10.000%, 10/01/30	16,114
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
6,342	4.000%, 10/01/33	6,258
32,179	5.000%, 01/01/34 – 03/01/35	33,587
8,345	5.500%, 10/01/33 – 07/01/35	8,856
3,210	6.000%, 10/01/29 – 01/01/34	3,471
22,531	6.500%, 08/01/29 – 11/01/37	24,620
7,402	7.000%, 04/01/22 – 02/01/37	8,212
31,418	7.500%, 08/01/25 – 09/01/38	34,484
67	8.000%, 07/01/20 – 11/01/24	76
173	8.500%, 07/01/28	200
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
25,173	6.500%, 12/01/35 – 06/01/37	26,933
3,005	7.000%, 07/01/29 – 08/01/47	3,258
2,785	10.000%, 03/17/26	3,221
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
47	12.000%, 08/01/15 – 07/01/19	51
	Federal National Mortgage Association,
885	ARM, 1.710%, 08/01/34	908
865	ARM, 2.003%, 02/01/35	898
12,071	ARM, 2.186%, 01/01/35	12,224
12,535	ARM, 2.424%, 01/01/36	13,020
83	ARM, 2.538%, 03/01/19	84
298	ARM, 2.591%, 07/01/34	309
2,890	ARM, 2.789%, 01/01/36	2,987
18	ARM, 2.811%, 01/01/19	18
3,100	ARM, 2.829%, 07/01/35	3,130
1,510	ARM, 3.003%, 10/01/34	1,550
2,840	ARM, 3.008%, 06/01/34	2,919
464	ARM, 3.134%, 01/01/34	480
1,362	ARM, 3.137%, 09/01/35	1,411
287	ARM, 3.213%, 09/01/34	299
1,128	ARM, 3.234%, 08/01/34	1,175
1,172	ARM, 3.272%, 08/01/35	1,207
1,547	ARM, 3.391%, 08/01/33	1,612
721	ARM, 3.431%, 08/01/34	745
1,034	ARM, 3.437%, 04/01/34	1,062
15	ARM, 3.598%, 06/01/26	16
366	ARM, 3.709%, 09/01/27	372
463	ARM, 3.800%, 05/01/35	481

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
2,162	ARM, 3.878%, 03/01/35	2,242
3,390	ARM, 3.983%, 06/01/36	3,532
1,048	ARM, 4.097%, 09/01/33	1,087
354	ARM, 4.113%, 03/01/29	366
2,013	ARM, 4.157%, 09/01/33	2,055
3,716	ARM, 4.209%, 04/01/35	3,791
229	ARM, 4.237%, 01/01/36	239
981	ARM, 4.465%, 11/01/34	1,029
1,551	ARM, 4.691%, 11/01/34	1,623
15	ARM, 4.786%, 08/01/19	15
1,259	ARM, 5.007%, 01/01/34	1,322
2,458	ARM, 5.020%, 05/01/35	2,552
1,153	ARM, 5.036%, 02/01/36	1,212
1,687	ARM, 5.068%, 01/01/35	1,776
4,422	ARM, 5.127%, 11/01/33 – 10/01/34	4,611
2,036	ARM, 5.266%, 09/01/36	2,145
13,521	ARM, 5.331%, 01/01/38	14,284
5,305	ARM, 5.391%, 10/01/35	5,614
7,095	ARM, 5.493%, 07/01/37	7,401
3,248	ARM, 5.565%, 08/01/36	3,421
4,340	ARM, 5.584%, 12/01/36	4,537
3,946	ARM, 5.603%, 06/01/36	4,099
4,724	ARM, 5.615%, 11/01/37	4,990
2,875	ARM, 5.654%, 01/01/37	3,012
3,123	ARM, 5.658%, 08/01/36	3,295
5,877	ARM, 5.666%, 11/01/36	6,142
29,304	ARM, 5.686%, 01/01/23	31,188
8,406	ARM, 5.734%, 09/01/36	8,792
17,211	ARM, 5.749%, 08/01/37	17,951
6,209	ARM, 5.759%, 02/01/37	6,502
25,380	ARM, 5.788%, 12/01/37	26,806
18,566	ARM, 5.846%, 04/01/37	19,440
14,707	ARM, 5.860%, 10/01/36	15,406
5,554	ARM, 5.894%, 07/01/37	5,795
22,698	ARM, 5.899%, 12/01/36	23,789
5,047	ARM, 5.908%, 11/01/36	5,302
5,259	ARM, 5.910%, 09/01/37	5,536
6,630	ARM, 5.923%, 10/01/36	6,943
8,409	ARM, 5.934%, 07/01/36	8,810
6,748	ARM, 6.012%, 09/01/37	7,055
21,964	ARM, 6.021%, 07/01/37	22,966
3,356	ARM, 6.053%, 05/01/36	3,488
12,723	ARM, 6.071%, 08/01/36	13,284
6,886	ARM, 6.096%, 09/01/37	7,213
3,904	ARM, 6.105%, 09/01/37	4,095
17,241	ARM, 6.156%, 09/01/36	18,080
12,397	ARM, 6.187%, 08/01/36	13,040
14,272	ARM, 6.200%, 06/01/36	14,888
21,345	ARM, 6.208%, 11/01/37	22,267
8,270	ARM, 6.212%, 02/01/37	8,690
5,678	ARM, 6.237%, 07/01/37	5,981
11,670	ARM, 6.275%, 09/01/37	12,216
10,760	ARM, 6.294%, 10/01/36	11,267
5,129	ARM, 6.393%, 09/01/36	5,389
15,562	ARM, 6.607%, 09/01/36	16,373
5,410	ARM, 6.627%, 01/01/37	5,732
	Federal National Mortgage Association, 15 Year, Single Family,
795	3.500%, 04/01/19	792
15,440	4.000%, 07/01/18 – 12/01/20	16,116
56,983	4.500%, 05/01/18 – 12/01/19	60,136
48,385	5.000%, 12/01/16 – 10/01/19	51,477
56,180	5.500%, 02/01/18 – 07/01/20	60,417
69,354	6.000%, 06/01/16 – 12/01/21	74,817
4,555	6.500%, 12/01/10 – 04/01/22	4,942
1,924	7.000%, 06/01/10 – 11/01/17	2,092
222	7.500%, 10/01/12 – 03/01/17	239
195	8.000%, 11/01/12 – 11/01/15	208
	Federal National Mortgage Association, 20 Year, Single Family,
1,227	6.000%, 02/01/14 – 04/01/24	1,320
7,401	6.500%, 05/01/22 – 04/01/25	8,020
	Federal National Mortgage Association, 30 Year FHA/VA,
298	6.000%, 09/01/33	321
627	6.500%, 03/01/29	685
84	7.000%, 02/01/33	93
132	8.000%, 06/01/28	152
151	8.500%, 08/01/27 – 02/01/30	175
205	9.000%, 05/01/18 – 12/01/30	232
47	9.500%, 12/01/18	53
	Federal National Mortgage Association, 30 Year, Single Family,
2,151	4.000%, 12/01/33	2,126
2,976	4.500%, 11/01/33	3,045
25,138	5.000%, 06/01/33 – 09/01/35	26,181
15,023	5.500%, 02/01/33 – 03/01/34	15,943
5,190	6.000%, 12/01/28 – 09/01/33	5,579
83,022	6.500%, 11/01/29 – 08/01/36	89,701
21,689	7.000%, 04/01/17 – 10/01/38	23,672
78,539	7.500%, 11/01/22 – 04/01/39	87,539
2,821	8.000%, 03/01/21 – 01/01/38	3,228

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
65	8.500%, 07/01/24 – 06/01/25	75
9	9.000%, 04/01/26	10
50	9.500%, 07/01/28	58
24	10.000%, 02/01/24	28
57	12.500%, 01/01/16	61
	Federal National Mortgage Association, Other,
2,074	4.000%, 09/01/13 – 03/01/14	2,137
1,371	4.500%, 11/01/14	1,417
1,035	5.000%, 12/01/32	1,076
2,686	5.500%, 03/01/17 – 10/01/34	2,741
1,010	6.000%, 02/01/36	1,080
13,453	6.500%, 04/01/36 – 05/01/37	14,381
19,404	7.000%, 02/01/36 – 01/01/38	20,848
1,823	7.500%, 10/01/37	1,990
10,448	8.000%, 11/01/37	11,413
276	10.890%, 04/15/19	310
	Government National Mortgage Association II, 30 Year, Single Family,
416	6.000%, 03/20/28	450
3,689	7.000%, 08/20/38	3,985
250	7.500%, 02/20/28 – 09/20/28	281
479	8.000%, 12/20/25 – 10/20/28	549
218	8.500%, 03/20/25 – 05/20/25	251
	Government National Mortgage Association, 15 Year, Single Family,
268	6.000%, 10/15/17	289
334	6.500%, 06/15/17 – 12/15/17	361
23	7.500%, 02/15/12 – 03/15/12	24
675	8.000%, 01/15/16	732
	Government National Mortgage Association, 30 Year, Single Family,
2,712	5.500%, 06/15/33 – 09/15/34	2,891
688	6.000%, 11/15/28	745
5,945	6.500%, 01/15/24 – 12/15/35	6,433
13,515	7.000%, 08/15/23 – 04/15/37	14,724
10,469	7.500%, 11/15/22 – 10/15/37	11,456
140	8.000%, 05/15/22 – 08/15/28	161
50	8.500%, 03/15/17 – 11/15/17	55
85	9.000%, 08/15/16 – 11/15/24	96
5,571	9.500%, 01/15/17 – 12/15/25	6,740
55	12.000%, 11/15/19	61
	Total Mortgage Pass-Through Securities (Cost $1,982,474)	2,011,716
Municipal Bond — 0.0% (g)
	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $5,233)	4,593
	Supranational — 0.0% (g)
720	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $719)	765
U.S. Government Agency Securities — 0.6%
5,000	Federal Farm Credit Bank, 1.875%, 12/07/12	5,066
16,673	Federal Home Loan Bank System, 4.720%, 09/20/12	17,759
	Federal Home Loan Mortgage Corp.,
38,500	4.125%, 12/21/12 (c)	41,441
1,260	5.750%, 01/15/12	1,374
	Federal National Mortgage Association,
1,190	5.500%, 03/15/11	1,252
2,735	6.125%, 03/15/12	3,022
7,494	6.250%, 02/01/11	7,892
13,200	Financing Corp. Fico, Zero Coupon, 09/26/19	8,560
1,195	Tennessee Valley Authority, 5.250%, 09/15/39	1,211
	Total U.S. Government Agency Securities (Cost $85,133)	87,577
U.S. Treasury Obligations — 22.1%
	U.S. Treasury Bonds,
650	5.250%, 11/15/28	722
2,300	5.375%, 02/15/31	2,602
9,050	5.500%, 08/15/28	10,341
4,300	6.000%, 02/15/26	5,161
1,400	6.125%, 11/15/27	1,709
1,000	6.250%, 08/15/23	1,221
4,750	6.375%, 08/15/27	5,945
7,550	6.500%, 11/15/26	9,541
5,100	6.625%, 02/15/27 (c)	6,528
6,800	6.750%, 08/15/26	8,790
2,120	7.125%, 02/15/23	2,778
20,250	7.250%, 05/15/16	25,441
24,490	7.250%, 08/15/22 (m)	32,365
150,592	7.500%, 11/15/16 (m)	192,558
8,717	7.875%, 02/15/21 (m)	11,930
1,000	8.000%, 11/15/21	1,387
7,000	8.125%, 08/15/19	9,581
16,650	8.125%, 05/15/21	23,206
11,880	8.500%, 02/15/20	16,736
185,495	8.750%, 05/15/17 (c)	253,998
14,000	8.750%, 05/15/20 (c)	20,092

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
38,739	8.750%, 08/15/20	55,742
332,000	8.875%, 08/15/17 (m)	458,808
27,736	8.875%, 02/15/19 (c)	39,342
4,500	9.000%, 11/15/18 (c)	6,412
24,600	9.250%, 02/15/16	33,619
9,594	9.875%, 11/15/15 (m)	13,351
11,250	10.625%, 08/15/15	15,979
3,650	11.250%, 02/15/15 (m)	5,202
10,109	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28 (m)	16,523
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 04/15/12	1,119
2,000	2.000%, 07/15/14	2,451
	U.S. Treasury Notes,
36,700	1.375%, 09/15/12	36,952
36,050	1.375%, 10/15/12 (c)	36,267
17,815	1.375%, 02/15/13 (c)	17,843
10,000	1.750%, 01/31/14	9,984
20,500	1.750%, 03/31/14	20,398
12,000	1.875%, 02/28/14	12,020
25,000	2.375%, 03/31/16	24,479
7,000	2.625%, 06/30/14 (c)	7,186
131,400	2.625%, 12/31/14 (c)	133,936
19,000	2.625%, 02/29/16	18,917
10,800	2.625%, 04/30/16	10,710
52,500	3.125%, 10/31/16	53,070
127,200	3.250%, 12/31/16	129,168
77,000	4.250%, 11/15/17 (c)	82,558
2,000	4.500%, 11/30/11	2,134
188,500	4.500%, 05/15/17	206,349
9,500	4.625%, 02/15/17	10,494
51,250	4.750%, 08/15/17	56,875
	U.S. Treasury STRIPS,
20,256	02/15/11 (c)	20,196
8,820	08/15/11	8,757
239	02/15/12 (c)	235
399	08/15/12	389
26,132	11/15/12	25,321
46,062	02/15/13 (c)	44,303
31,374	08/15/13	29,660
10,750	11/15/13 (c)	10,082
86,776	02/15/14 (m)	80,497
64,063	05/15/14 (m)	58,861
57,062	08/15/14 (m)	51,919
30,961	11/15/14 (c)	27,863
40,209	02/15/15 (m)	35,796
9,895	05/15/15	8,709
20,691	08/15/15 (c)	17,981
8,096	11/15/15 (c)	6,942
38,361	11/15/15 (c)	32,903
87,812	02/15/16 (m)	74,267
32,950	05/15/16 (c)	27,451
44,427	08/15/16 (c)	36,502
14,200	11/15/16	11,523
19,261	11/15/16 (c)	15,619
82,408	02/15/17 (c)	65,899
24,158	05/15/17	19,076
5,200	08/15/17 (c)	4,045
42,303	08/15/17 (c)	32,855
90,980	11/15/17	69,720
33,450	02/15/18	25,304
8,863	05/15/18	6,645
22,736	08/15/18	16,696
16,000	11/15/18 (c)	11,593
11,475	02/15/19 (c)	8,214
11,897	02/15/19 (c)	8,504
38,200	05/15/19 (c)	26,859
1,500	08/15/19	1,042
4,550	05/15/20	3,037
21,100	05/15/20	14,019
23,900	08/15/20	15,655
8,550	11/15/20 (c)	5,525
1,000	02/15/21	638
7,708	02/15/22	4,615
7,869	02/15/23 (c)	4,445
1,200	02/15/24	638
7,000	05/15/24	3,662
5,925	08/15/24	3,055
12,600	11/15/24	6,408
5,800	02/15/25	2,911
2,700	05/15/25	1,335
4,300	05/15/26	2,016
1,250	05/15/29	503
1,120	11/15/29	439
500	02/15/30	193
1,175	05/15/36	338
	Total U.S. Treasury Obligations (Cost $3,064,040)	3,152,180

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 0.0%
	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (Cost $—) (a)	1
Short-Term Investments — 8.6%
	Investment Companies — 8.6%
617,565	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%, (b) (l)	617,565
600,111	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l)	600,111
	Total Investment Companies (Cost $1,217,676)	1,217,676
	Total Short-Term Investments (Cost $1,217,676)	1,217,676

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.2%
	Asset-Backed Security — 0.0% (g)
1,175	GSAA Trust, Series 2006-3, Class A1, VAR, 0.309%, 03/30/10	841
	Corporate Note — 0.1%
13,500	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	13,430

SHARES
	Investment Company — 2.1%
304,663	JPMorgan Prime Money Market Fund, Capital Shares, 0.090%, (b) (l)	304,663
	Total Investments of Cash Collateral for Securities on Loan (Cost $319,337)	318,934
	Total Investments — 101.5% (Cost $14,051,883)	14,472,338
	Liabilities in Excess of Other Assets — (1.5)%	(214,281)
	NET ASSETS — 100.0%	$14,258,057

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   65

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 2.0%
	AmeriCredit Automobile Receivables Trust,
1,510	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,611
270	Series 2010-1, Class A3, 1.660%, 03/17/14	270
788	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	738
61	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	50
	Bear Stearns Asset Backed Securities Trust,
1,109	Series 2003-SD2, Class 2A, VAR, 3.865%, 06/25/43 (f) (i)	991
1,633	Series 2006-SD1, Class A, VAR, 0.599%, 04/25/36 (f) (i)	1,111
632	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	644
	Centex Home Equity,
435	Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	407
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	113
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,533
316	CNH Equipment Trust, Series 2008-B, Class A3A, 4.780%, 07/16/12	322
559	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	563
	Countrywide Asset-Backed Certificates,
8	Series 2004-1, Class 3A, VAR, 0.509%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.729%, 03/25/34	440
480	Series 2004-1, Class M2, VAR, 0.779%, 03/25/34	387
1,539	Series 2004-6, Class M1, VAR, 0.829%, 10/25/34 (f) (i)	763
230	Series 2004-13, Class MV8, VAR, 1.929%, 01/25/35 (f) (i)	12
35	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35	34
436	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	305
105	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (f) (i)	89
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	699
86	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.489%, 11/25/35	85
	HFC Home Equity Loan Asset Backed Certificates,
1,282	Series 2004-1, Class A, VAR, 0.579%, 09/20/33	1,128
279	Series 2005-2, Class A1, VAR, 0.499%, 01/20/35	261
1,116	Series 2005-2, Class M1, VAR, 0.689%, 01/20/35	1,000
1,116	Series 2005-2, Class M2, VAR, 0.719%, 01/20/35	975
432	Series 2006-1, Class A1, VAR, 0.389%, 01/20/36	376
1,050	Series 2006-2, Class A1, VAR, 0.379%, 03/20/36	973
977	Series 2006-3, Class A2F, SUB, 5.660%, 03/20/36	979
1,000	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	1,010
250	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	257
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,433
1,333	Series 2007-3, Class APT, VAR, 1.429%, 11/20/36	1,209
	Long Beach Mortgage Loan Trust,
58	Series 2004-2, Class B, VAR, 3.729%, 06/25/34 (e) (f) (i)	4
63	Series 2004-5, Class M6, VAR, 2.729%, 09/25/34 (f) (i)	6
1,403	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.729%, 03/25/33 (f) (i)	575
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	881
610	Series 2005-1, Class M1, VAR, 0.679%, 03/25/35	525
1,801	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	1,564
132	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.309%, 06/25/37	107
221	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	223
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,468
295	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	300
	Total Asset-Backed Securities (Cost $28,442)	26,427

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — 25.0%
	Agency CMO — 17.2%
994	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.270%, 12/28/12	1,063
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
258	Series 23, Class KZ, 6.500%, 11/25/23	275
1,832	Series 24, Class J, 6.250%, 11/25/23	1,937
323	Series 31, Class Z, 8.000%, 04/25/24	354
	Federal Home Loan Mortgage Corp. REMICS,
42	Series 11, Class D, 9.500%, 07/15/19	45
23	Series 38, Class D, 9.500%, 05/15/20	26
11	Series 81, Class A, 8.125%, 11/15/20	12
29	Series 84, Class F, 9.200%, 10/15/20	32
17	Series 109, Class I, 9.100%, 01/15/21	18
5	Series 198, Class Z, 8.500%, 09/15/22	5
64	Series 201, Class Z, 8.000%, 02/15/23	65
31	Series 1254, Class N, 8.000%, 04/15/22	31
193	Series 1316, Class Z, 8.000%, 06/15/22	213
67	Series 1343, Class LB, 7.500%, 08/15/22	74
2	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	47
131	Series 1456, Class Z, 7.500%, 01/15/23	132
1,000	Series 1543, Class VN, 7.000%, 07/15/23	1,063
27	Series 1556, Class H, 6.500%, 08/15/13	27
420	Series 1577, Class PV, 6.500%, 09/15/23	463
89	Series 1595, Class D, 7.000%, 10/15/13	97
16	Series 1611, Class JC, IF, 10.000%, 08/15/23	17
1,777	Series 1628, Class LZ, 6.500%, 12/15/23	1,919
796	Series 1630, Class PK, 6.000%, 11/15/23	861
1,000	Series 1671, Class I, 7.000%, 02/15/24	1,132
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	20
138	Series 1695, Class G, HB, IF, 23.222%, 03/15/24	199
81	Series 1710, Class GB, HB, IF, 34.987%, 04/15/24	148
369	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	91
174	Series 2022, Class PE, 6.500%, 01/15/28	187
1,334	Series 2033, Class K, 6.050%, 08/15/23	1,417
1,200	Series 2036, Class PG, 6.500%, 01/15/28	1,289
558	Series 2055, Class OE, 6.500%, 05/15/13	578
168	Series 2089, Class PJ, IO, 7.000%, 10/15/28	31
4,156	Series 2091, Class PG, 6.000%, 11/15/28	4,512
287	Series 2148, Class ZA, 6.000%, 04/15/29	310
483	Series 2201, Class C, 8.000%, 11/15/29	535
131	Series 2261, Class ZY, 7.500%, 10/15/30	136
1,451	Series 2293, Class ZA, 6.000%, 03/15/31	1,572
195	Series 2297, Class NB, 6.000%, 03/15/16	208
236	Series 2310, Class Z, 6.000%, 04/15/31	256
87	Series 2313, Class LA, 6.500%, 05/15/31	95
745	Series 2325, Class JO, PO, 06/15/31	613
2,084	Series 2330, Class PE, 6.500%, 06/15/31	2,271
672	Series 2344, Class QG, 6.000%, 08/15/16	722
768	Series 2345, Class PQ, 6.500%, 08/15/16	832
610	Series 2368, Class TG, 6.000%, 10/15/16	657
1,222	Series 2394, Class MC, 6.000%, 12/15/16	1,319
464	Series 2399, Class PG, 6.000%, 01/15/17	503
300	Series 2410, Class QB, 6.250%, 02/15/32	335
1,000	Series 2430, Class WF, 6.500%, 03/15/32	1,098
1,275	Series 2466, Class DH, 6.500%, 06/15/32	1,398
3,286	Series 2530, Class SK, IF, IO, 7.869%, 06/15/29	582
411	Series 2534, Class SI, IF, 20.460%, 02/15/32	512
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,179
5,627	Series 2545, Class SQ, IF, IO, 7.369%, 05/15/17	382
456	Series 2557, Class HL, 5.300%, 01/15/33	486
2,590	Series 2586, Class IO, IO, 6.500%, 03/15/33	476
3,277	Series 2587, Class XS, IF, IO, 7.419%, 09/15/17	249
697	Series 2594, Class IV, IO, 7.000%, 03/15/32	113
231	Series 2602, Class BX, 3.500%, 12/15/22	239
2,480	Series 2610, Class UI, IO, 6.500%, 05/15/33	439
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,593
2,000	Series 2617, Class GR, 4.500%, 05/15/18	2,113
1,112	Series 2630, Class KX, 4.050%, 06/15/18	1,111
3,928	Series 2630, Class S, IF, IO, 6.919%, 01/15/17	232
6,223	Series 2636, Class Z, 4.500%, 06/15/18	6,557
5,288	Series 2641, Class SK, IF, IO, 6.919%, 01/15/18	510
793	Series 2656, Class AC, 6.000%, 08/15/33	863
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,449
1,960	Series 2658, Class A, 4.500%, 08/15/18	1,906
930	Series 2668, Class SB, IF, 6.995%, 10/15/15	968
1,437	Series 2686, Class GB, 5.000%, 05/15/20	1,493
1,233	Series 2695, Class OB, PO, 10/15/33	844
2,562	Series 2701, Class ST, IF, IO, 6.769%, 08/15/21	161
5,000	Series 2708, Class N, 4.000%, 11/15/18	5,179
361	Series 2717, Class BA, 6.000%, 11/15/30	372
977	Series 2723, Class JE, 5.500%, 12/15/33	974
705	Series 2733, Class SB, IF, 7.802%, 10/15/33	691
370	Series 2755, Class SA, IF, 13.739%, 05/15/30	411

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   67

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,494	Series 2756, Class NA, 5.000%, 02/15/24	1,594
287	Series 2761, Class SM, IF, 13.737%, 01/15/33	302
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,110
505	Series 2764, Class S, IF, 13.173%, 07/15/33	478
874	Series 2776, Class SK, IF, 8.729%, 04/15/34	816
1,632	Series 2779, Class SM, IF, IO, 6.919%, 10/15/18	142
357	Series 2827, Class SQ, IF, 7.500%, 01/15/19	378
286	Series 2861, Class GS, IF, IO, 6.969%, 01/15/21	1
5,660	Series 2864, Class NS, IF, IO, 6.869%, 09/15/34	399
2,808	Series 2888, Class IN, IO, 5.000%, 10/15/18	177
556	Series 2915, Class SY, IF, 15.673%, 01/15/35	579
1,011	Series 2931, Class GA, 5.000%, 11/15/28	1,054
1,002	Series 2942, Class ES, IF, IO, 6.419%, 03/15/35	15
481	Series 2971, Class PI, IO, 5.500%, 03/15/26	8
201	Series 2980, Class QB, 6.500%, 05/15/35	221
375	Series 2990, Class SL, HB, IF, 23.648%, 06/15/34	507
5,573	Series 2994, Class SC, IF, IO, 5.369%, 02/15/33	359
975	Series 2995, Class FT, VAR, 0.481%, 05/15/29	959
729	Series 3005, Class PV, IF, 12.366%, 10/15/33	805
4,571	Series 3006, Class XD, IF, IO, 6.369%, 07/15/35	337
2,327	Series 3020, Class DS, IF, IO, 6.419%, 08/15/35	45
684	Series 3031, Class BN, HB, IF, 20.973%, 08/15/35	704
982	Series 3059, Class B, 5.000%, 02/15/35	1,036
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,075
230	Series 3068, Class AO, PO, 01/15/35	218
1,114	Series 3089, Class SI, IF, IO, 6.919%, 11/15/30	20
1,153	Series 3117, Class EO, PO, 02/15/36	955
547	Series 3134, Class PO, PO, 03/15/36	465
694	Series 3138, Class PO, PO, 04/15/36	589
776	Series 3149, Class IU, IO, 6.000%, 09/15/25	8
1,410	Series 3152, Class MO, PO, 03/15/36	1,136
7,147	Series 3202, Class HI, IF, IO, 6.419%, 08/15/36	812
431	Series 3205, Class PA, 6.000%, 04/15/27	436
306	Series 3269, Class WF, VAR, 01/15/37	298
8,886	Series 3305, Class IW, IF, IO, 6.219%, 04/15/37	696
803	Series 3331, Class PO, PO, 06/15/37	655
7,779	Series 3369, Class SB, IF, IO, 6.189%, 09/15/37	916
83	Series 3436, Class GO, PO, 05/15/37	74
5,703	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	168
687	Series 3542, Class TN, IF, 6.000%, 07/15/36	707
1,306	Series 3546, Class A, VAR, 6.124%, 02/15/39	1,370
1,251	Series 3611, Class PO, PO, 07/15/34	1,075
864	Federal Home Loan Mortgage Corp. STRIPS, Series 186, Class PO, PO, 08/01/27	719
1,078	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 4.845%, 10/25/37	1,103
	Federal National Mortgage Association Grantor Trust,
1,049	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,133
811	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	883
987	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	1,116
13,123	Series 2004-T3, Class 1IO4, IO, VAR, 0.601%, 02/25/44	199
	Federal National Mortgage Association Interest STRIPS,
5,661	Series 203, Class 2, IO, 8.000%, 02/01/23	1,120
973	Series 266, Class 2, IO, 7.500%, 08/01/24	223
1,872	Series 348, Class 30, IO, 5.500%, 12/01/18	204
1,817	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	210
1,450	Series 356, Class 42, IO, 5.500%, 12/01/19	168
4,602	Series 380, Class S36, IF, IO, 7.669%, 07/25/37	572
2,670	Series 383, Class 68, IO, 6.500%, 09/01/37	465
4,046	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	765
1,229	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	227
	Federal National Mortgage Association REMICS,
19	Series 1988-13, Class C, 9.300%, 05/25/18	21
179	Series 1989-72, Class E, 9.350%, 10/25/19	207
7	Series 1989-98, Class H, 11.500%, 12/25/19	7
12	Series 1990-1, Class D, 8.800%, 01/25/20	14
14	Series 1990-110, Class H, 8.750%, 09/25/20	16
12	Series 1990-117, Class E, 8.950%, 10/25/20	13
101	Series 1991-141, Class PZ, 8.000%, 10/25/21	111
52	Series 1992-31, Class M, 7.750%, 03/25/22	57
61	Series 1992-79, Class Z, 9.000%, 06/25/22	67
51	Series 1992-101, Class J, 7.500%, 06/25/22	54
558	Series 1992-188, Class PZ, 7.500%, 10/25/22	614

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
639	Series 1992-200, Class SK, HB, IF, 20.616%, 11/25/22	839
45	Series 1993-23, Class PZ, 7.500%, 03/25/23	49
365	Series 1993-56, Class PZ, 7.000%, 05/25/23	392
207	Series 1993-60, Class Z, 7.000%, 05/25/23	229
430	Series 1993-79, Class PL, 7.000%, 06/25/23	462
675	Series 1993-141, Class Z, 7.000%, 08/25/23	726
345	Series 1993-149, Class M, 7.000%, 08/25/23	383
1,555	Series 1993-160, Class ZA, 6.500%, 09/25/23	1,711
118	Series 1993-165, Class SA, IF, 19.240%, 09/25/23	152
13	Series 1993-205, Class H, PO, 09/25/23	11
112	Series 1993-247, Class SM, HB, IF, 22.770%, 12/25/23	159
120	Series 1993-255, Class E, 7.100%, 12/25/23	132
204	Series 1993-257, Class C, PO, 06/25/23	208
340	Series 1994-1, Class L, 6.500%, 01/25/14	363
4,244	Series 1994-23, Class PX, 6.000%, 08/25/23	4,512
169	Series 1994-65, Class PK, PO, 04/25/24	146
393	Series 1995-4, Class Z, 7.500%, 10/25/22	459
649	Series 1995-19, Class Z, 6.500%, 11/25/23	699
117	Series 1996-59, Class K, 6.500%, 07/25/23	123
187	Series 1997-11, Class E, 7.000%, 03/18/27	209
613	Series 1997-20, Class D, 7.000%, 03/17/27	669
75	Series 1997-27, Class J, 7.500%, 04/18/27	81
1,819	Series 1997-37, Class SM, IF, IO, 7.750%, 12/25/22	225
500	Series 1997-42, Class EG, 8.000%, 07/18/27	556
1,137	Series 1997-63, Class ZA, 6.500%, 09/18/27	1,255
1,676	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,863
497	Series 2000-8, Class Z, 7.500%, 02/20/30	547
869	Series 2001-4, Class PC, 7.000%, 03/25/21	975
376	Series 2001-5, Class OW, 6.000%, 03/25/16	398
1,337	Series 2001-14, Class Z, 6.000%, 05/25/31	1,459
1,020	Series 2001-36, Class ST, IF, IO, 8.271%, 11/25/30	189
4,170	Series 2001-72, Class SB, IF, IO, 7.271%, 12/25/31	608
940	Series 2002-11, Class QG, 5.500%, 03/25/17	1,003
257	Series 2002-19, Class SC, IF, 13.769%, 03/17/32	288
834	Series 2002-55, Class QE, 5.500%, 09/25/17	897
945	Series 2002-63, Class KC, 5.000%, 10/25/17	1,003
400	Series 2002-73, Class AN, 5.000%, 11/25/17	425
1,421	Series 2003-8, Class QD, 5.000%, 09/25/16	1,464
2,874	Series 2003-14, Class EH, IF, IO, 7.371%, 03/25/18	307
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,071
4,186	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	388
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,146
250	Series 2003-60, Class DA, 4.250%, 06/25/21	257
1,424	Series 2003-64, Class KS, IF, 9.349%, 07/25/18	1,546
467	Series 2003-64, Class SX, IF, 13.178%, 07/25/33	480
1,456	Series 2003-73, Class GA, 3.500%, 05/25/31	1,494
2,000	Series 2003-83, Class PG, 5.000%, 06/25/23	2,126
86	Series 2003-91, Class SD, IF, 12.119%, 09/25/33	87
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,061
2,000	Series 2003-106, Class WE, 4.500%, 11/25/22	2,103
5,154	Series 2003-109, Class TS, IF, IO, 6.871%, 08/25/22	464
771	Series 2003-128, Class KE, 4.500%, 01/25/14	808
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	9,529
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,043
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,029
179	Series 2004-22, Class A, 4.000%, 04/25/19	184
78	Series 2004-29, Class WS, IF, 10.585%, 02/25/19	78
1,000	Series 2004-53, Class NC, 5.500%, 07/25/24	1,071
63	Series 2004-61, Class SC, IF, 10.921%, 08/25/34	65
782	Series 2004-72, Class F, VAR, 0.729%, 09/25/34	775
828	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	44
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,061
263	Series 2005-42, Class PS, IF, 16.428%, 05/25/35	311
5,695	Series 2005-53, Class CS, IF, IO, 6.471%, 06/25/35	680
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,420
759	Series 2005-65, Class KO, PO, 08/25/35	646
6,800	Series 2005-68, Class BC, 5.250%, 06/25/35	7,262
3,123	Series 2005-68, Class JK, 5.250%, 05/25/35	3,153
8,590	Series 2005-72, Class WS, IF, IO, 6.521%, 08/25/35	804
1,748	Series 2005-84, Class XM, 5.750%, 10/25/35	1,902
539	Series 2005-90, Class ES, IF, 16.303%, 10/25/35	626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   69

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
553	Series 2005-106, Class US, HB, IF, 23.728%, 11/25/35	790
758	Series 2005-116, Class PB, 6.000%, 04/25/34	821
2,690	Series 2006-2, Class IG, IO, 6.000%, 06/25/32	116
819	Series 2006-22, Class AO, PO, 04/25/36	658
936	Series 2006-27, Class OH, PO, 04/25/36	792
2,317	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	179
1,650	Series 2006-59, Class QO, PO, 01/25/33	1,395
847	Series 2006-74, Class UT, 10.500%, 08/25/36	885
2,500	Series 2006-77, Class PC, 6.500%, 08/25/36	2,777
2,375	Series 2006-110, Class PO, PO, 11/25/36	1,935
679	Series 2006-114, Class DS, VAR, 12/25/36	593
767	Series 2006-128, Class PO, PO, 01/25/37	617
806	Series 2007-10, Class Z, 6.000%, 02/25/37	864
6,591	Series 2007-22, Class SC, IF, IO, 5.851%, 03/25/37	651
1,418	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	225
1,600	Series 2007-79, Class PC, 5.000%, 01/25/32	1,695
803	Series 2007-100, Class SM, IF, I0, 6.221%, 10/25/37	71
10,230	Series 2008-62, Class SM, IF, IO, 5.971%, 07/25/38	1,189
1,945	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	198
4,782	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	447
1,827	Series 2009-29, Class LA, VAR, 6.768%, 05/25/39	2,007
4,229	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	838
41	Series G-29, Class O, 8.500%, 09/25/21	46
136	Series G92-15, Class Z, 7.000%, 01/25/22	140
26	Series G92-30, Class Z, 7.000%, 06/25/22	29
55	Series G92-62, Class B, PO, 10/25/22	47
	Federal National Mortgage Association Whole Loan,
162	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	168
389	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	389
1,126	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,227
16,004	Series 2002-W10, Class IO, IO, VAR, 0.983%, 08/25/42	425
26,469	Series 2002-W7, Class IO1, IO, VAR, 0.921%, 06/25/29	629
52	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	55
458	Series 2003-W4, Class 2A, 6.500%, 10/25/42	495
721	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	760
52,458	Series 2004-W11, Class 1IO1, IO, VAR, 0.352%, 05/25/44	492
450	Series 2004-W2, Class 1A3F, VAR, 0.579%, 02/25/44	445
443	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	478
991	Series 2004-W8, Class 3A, 7.500%, 06/25/44	1,120
1,250	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,370
1,921	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	2,066
	Government National Mortgage Association,
223	Series 1997-7, Class ZA, 9.000%, 05/16/27	243
250	Series 1997-8, Class PN, 7.500%, 05/16/27	266
3,385	Series 1999-15, Class S, IF, IO, 7.968%, 05/16/29	601
57	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	66
604	Series 1999-44, Class ZG, 8.000%, 12/20/29	666
376	Series 2000-9, Class Z, 8.000%, 06/20/30	415
295	Series 2000-26, Class Z, 7.750%, 09/20/30	325
1,031	Series 2001-63, Class SI, HB, IF, 21.383%, 05/20/26	100
2,762	Series 2002-4, Class TD, 7.000%, 01/20/32	2,983
2,563	Series 2002-13, Class QA, IF, IO, 7.818%, 02/16/32	430
1,427	Series 2002-45, Class QE, 6.500%, 06/20/32	1,543
83	Series 2002-47, Class HM, 6.000%, 07/16/32	91
9,475	Series 2002-68, Class SC, IF, IO, 5.468%, 10/16/32	975
1,783	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	86
387	Series 2003-52, Class SB, IF, 11.144%, 06/16/33	380
7,457	Series 2003-101, Class SK, IF, IO, 6.331%, 10/17/33	569
145	Series 2003-116, Class JO, PO, 12/20/33	145
240	Series 2004-2, Class SA, IF, 19.695%, 01/16/34	293
10,434	Series 2004-59, Class SG, IF, IO, 6.271%, 07/20/34	1,336
9,049	Series 2004-68, Class SA, IF, IO, 6.571%, 05/20/31	622
73	Series 2004-73, Class AE, IF, 14.383%, 08/17/34	83

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,558	Series 2004-90, Class SI, IF, IO, 5.871%, 10/20/34	299
6,246	Series 2004-105, Class SN, IF, IO, 5.871%, 12/20/34	500
12,288	Series 2005-3, Class SD, IF, IO, 5.871%, 01/20/31	685
9,310	Series 2005-48, Class CS, IF, IO, 6.071%, 04/20/33	635
666	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	94
5,826	Series 2007-9, Class CI, IF, IO, 5.971%, 03/20/37	514
669	Series 2007-17, Class JO, PO, 04/16/37	571
3,667	Series 2007-26, Class SC, IF, IO, 5.971%, 05/20/37	333
2,703	Series 2007-67, Class SI, IF, IO, 6.281%, 11/20/37	260
724	Series 2008-29, Class PO, PO, 02/17/33	628
226	Series 2008-34, Class OC, PO, 06/20/37	132
2,532	Series 2008-40, Class PS, IF, IO, 6.268%, 05/16/38	285
5,014	Series 2008-40, Class SA, IF, IO, 6.168%, 05/16/38	578
984	Series 2008-43, Class NA, 5.500%, 11/20/37	1,040
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	471
1,527	Series 2009-79, Class OK, PO, 11/16/37	1,324
	Vendee Mortgage Trust,
1,339	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,433
3,503	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,809
408	Series 1999-1, Class 2Z, 6.500%, 01/15/29	442
		228,576
	Non-Agency CMO — 7.8%
1,363	ABN Amro Mortgage Corp., Series 2003-7, Class A3, 4.500%, 07/25/18	1,384
	Adjustable Rate Mortgage Trust,
73	Series 2005-4, Class 7A2, VAR, 0.459%, 08/25/35	59
369	Series 2005-5, Class 6A21, VAR, 0.459%, 09/25/35	241
1,783	American General Mortgage Loan Trust, Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,821
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	2,327
403	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.800%, 05/24/36 (e)	402
790	Banc of America Alternative Loan Trust, Series 2003-11, Class 2A1, 6.000%, 01/25/34	759
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	885
716	Series 2005-7, Class 30PO, PO, 11/25/35	469
1,825	Series 2005-E, Class 4A1, VAR, 2.995%, 03/20/35	1,693
	Banc of America Mortgage Securities, Inc.,
762	Series 2003-7, Class A2, 4.750%, 09/25/18	774
691	Series 2004-2, Class 2A4, 5.500%, 03/25/34	486
4,863	Series 2004-3, Class 2A1, 5.500%, 04/25/34	4,490
918	Series 2004-5, Class 4A1, 4.750%, 06/25/19	919
918	Series 2004-7, Class 2A2, 5.750%, 08/25/34	850
394	Series 2004-8, Class XPO, PO, 10/25/34	263
71	Series 2004-11, Class 15PO, PO, 01/25/20	50
314	Series 2005-1, Class 15PO, PO, 02/25/20	219
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	328
2,142	Series 2005-1, Class 2A1, 5.000%, 02/25/20	2,121
356	Series 2005-10, Class 15PO, PO, 11/25/20	247
549	Series 2005-11, Class 15PO, PO, 12/25/20	378
909	Series 2007-1, Class 1A7, 5.750%, 03/25/37	914
676	BCAP LLC Trust, Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	670
583	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.950%, 10/25/33 (f) (i)	537
11	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.702%, 03/25/31	10
1,839	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	1,701
956	Chase Mortgage Finance Corp., Series 2003-S10, Class A1, 4.750%, 11/25/18	969
1,347	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,366
173	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	124
	Countrywide Alternative Loan Trust,
527	Series 2003-J3, Class 2A1, 6.250%, 12/25/33 (f) (i)	525
2,555	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	2,442
500	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	495
1,785	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   71

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
784	Series 2005-5R, Class A1, 5.250%, 12/25/18	709
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	583
5,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	3,782
2,000	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,008
31	Series 2005-J1, Class 4A1, 6.000%, 08/25/17	31
412	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	381
100	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	56
	Countrywide Home Loan Mortgage Pass-Through Trust,
458	Series 2002-22, Class A20, 6.250%, 10/25/32	470
1,164	Series 2003-40, Class A3, 4.500%, 10/25/18	1,150
270	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	259
1,325	Series 2004-3, Class A25, 5.750%, 04/25/34	1,213
65	Series 2005-13, Class A1, 5.500%, 06/25/35	63
1,522	Series 2005-22, Class 2A1, VAR, 5.173%, 11/25/35	1,062
125	Series 2006-10, Class 1A10, 5.850%, 05/25/36	121
1,080	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	1,080
	CS First Boston Mortgage Securities Corp.,
476	Series 2003-29, Class 8A1, 6.000%, 11/25/18	463
4,122	Series 2004-4, Class 5A4, IF, IO, 7.321%, 08/25/34	436
82	Series 2004-5, Class 1A8, 6.000%, 09/25/34	82
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	684
1,037	Series 2005-7, Class 5A1, 4.750%, 08/25/20	993
500	Series 2005-10, Class 10A4, 6.000%, 11/25/35	200
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	588
248	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	159
759	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 2.378%, 09/25/34	644
	First Horizon Asset Securities, Inc.,
528	Series 2003-8, Class 1A43, PO, 10/25/33	326
456	Series 2004-AR7, Class 2A1, VAR, 2.880%, 02/25/35	438
	GSR Mortgage Loan Trust,
1,131	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,139
697	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	647
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	756
1,105	Impac CMB Trust, Series 2004-10, Class 3A2, VAR, 1.029%, 03/25/35	305
37	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	37
	JP Morgan Mortgage Trust,
1,531	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,272
674	Series 2006-A2, Class 4A1, VAR, 4.054%, 08/25/34	644
470	Series 2006-A2, Class 5A3, VAR, 3.431%, 11/25/33	460
	MASTR Adjustable Rate Mortgages Trust,
588	Series 2004-13, Class 2A1, VAR, 3.002%, 04/21/34	566
685	Series 2004-13, Class 3A6, VAR, 3.097%, 11/21/34	680
	MASTR Alternative Loans Trust,
954	Series 2003-7, Class 4A3, 8.000%, 11/25/18	1,003
397	Series 2003-8, Class 3A1, 5.500%, 12/25/33	398
76	Series 2004-6, Class 6A1, 6.500%, 07/25/34	72
247	Series 2004-7, Class 30PO, PO, 08/25/34	163
110	Series 2004-7, Class 3A1, 6.500%, 08/25/34	101
1,177	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,137
2,446	Series 2004-10, Class 1A1, 4.500%, 09/25/19	2,424
559	Series 2004-11, Class 8A3, 5.500%, 11/25/19	512
95	Series 2005-1, Class 5A1, 5.500%, 01/25/20	94
	MASTR Asset Securitization Trust,
110	Series 2003-4, Class 2A2, 5.000%, 05/25/18	110
164	Series 2003-6, Class 8A1, 5.500%, 07/25/33	164
913	Series 2003-10, Class 3A1, 5.500%, 11/25/33	925
409	Series 2003-11, Class 10A1, 5.000%, 12/25/18	414
728	Series 2003-11, Class 3A1, 4.500%, 12/25/18	729
212	Series 2004-6, Class 15PO, PO, 05/25/19	150
414	Series 2004-8, Class PO, PO, 08/25/19	295
609	Series 2004-10, Class 1A1, 4.500%, 10/25/19	603
534	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	310
2,348	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.509%, 08/25/35 (f) (i)	1,594
488	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.549%, 02/25/35	389

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Nomura Asset Acceptance Corp.,
424	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	399
1,642	Series 2005-AR1, Class 1A1, VAR, 2.885%, 02/25/35 (f) (i)	1,174
	Paine Webber CMO Trust,
14	Series H, Class 4, 8.750%, 04/01/18	15
13	Series L, Class 4, 8.950%, 07/01/18	15
	Residential Accredit Loans, Inc.,
1,375	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,365
1,055	Series 2004-QS8, Class A2, 5.000%, 06/25/34	970
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	2,111
500	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	247
	Residential Funding Mortgage Securities I,
721	Series 2003-S7, Class A17, 4.000%, 05/25/33	693
1,482	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	1,468
590	Series 2005-SA4, Class 1A1, VAR, 3.783%, 09/25/35	452
3,836	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	1,695
849	Residential Funding Mortgage Securities II, Inc., Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	822
501	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	513
127	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (f) (i)	124
756	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A, VAR, 3.173%, 10/25/34	652
	Structured Asset Securities Corp.,
360	Series 2003-21, Class 1A3, 5.500%, 07/25/33	360
944	Series 2003-31A, Class B1, VAR, 3.277%, 10/25/33 (f) (i)	446
964	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	939
1,025	Series 2003-37A, Class 2A, VAR, 4.992%, 12/25/33	1,023
53	Series 2007-OSI, Class A2, VAR, 0.319%, 06/25/37	46
	WaMu Mortgage Pass-Through Certificates,
868	Series 2002-S4, Class A4, 6.500%, 10/19/29	865
701	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	722
927	Series 2003-AR8, Class A, VAR, 2.850%, 08/25/33	922
839	Series 2003-AR9, Class 1A6, VAR, 2.833%, 09/25/33	827
282	Series 2003-S4, Class 3A, 5.500%, 06/25/33	286
361	Series 2004-AR3, Class A1, VAR, 3.120%, 06/25/34	338
820	Series 2004-AR3, Class A2, VAR, 3.120%, 06/25/34	770
871	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	867
920	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	922
239	Series 2005-AR2, Class 2A21, VAR, 0.559%, 01/25/45	171
1,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,523
	Wells Fargo Mortgage Backed Securities Trust,
101	Series 2003-2, Class A6, 5.250%, 02/25/18	101
606	Series 2003-8, Class A9, 4.500%, 08/25/18	606
259	Series 2003-10, Class A1, 4.500%, 09/25/18	256
500	Series 2003-11, Class 1A4, 4.750%, 10/25/18	505
1,074	Series 2003-12, Class A2, 4.500%, 11/25/18	1,080
398	Series 2003-17, Class 2A9, PO, 01/25/34	225
667	Series 2003-18, Class A1, 5.500%, 12/25/33	675
529	Series 2003-J, Class 2A5, VAR, 4.437%, 10/25/33	517
1,353	Series 2003-M, Class A1, VAR, 4.687%, 12/25/33	1,338
320	Series 2004-DD, Class 2A8, VAR, 2.878%, 01/25/35	170
607	Series 2004-EE, Class 3A1, VAR, 3.901%, 12/25/34	608
837	Series 2004-EE, Class 3A2, VAR, 3.901%, 12/25/34	839
212	Series 2004-Q, Class 1A3, VAR, 4.881%, 09/25/34	183
959	Series 2004-Q, Class 2A2, VAR, 4.786%, 09/25/34	626
1,023	Series 2005-1, Class 1A1, 4.750%, 01/25/20	1,038
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,589
1,489	Series 2005-13, Class A1, 5.000%, 11/25/20	1,518
494	Series 2006-AR11, Class A4, VAR, 5.424%, 08/25/36	464
		103,698
	Total Collateralized Mortgage Obligations (Cost $327,545)	332,274

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   73

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — 2.3%
	Banc of America Commercial Mortgage, Inc.,
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,039
1,000	Series 2005-3, Class AM, 4.727%, 07/10/43	888
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,076
2,000	Series 2005-6, Class ASB, VAR, 5.178%, 09/10/47	2,096
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	493
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,008
500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.621%, 06/24/50 (e)	496
	Bear Stearns Commercial Mortgage Securities,
600	Series 2004-T14, Class A3, 4.800%, 01/12/41	613
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	656
2,570	Series 2006-PW11, Class A4, VAR, 5.455%, 03/11/39	2,668
75	Series 2006-PW12, Class A4, VAR, 5.719%, 09/11/38	78
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	258
264	DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A1B, 7.620%, 06/10/33	264
1,166	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.663%, 01/12/43	1,208
	GMAC Commercial Mortgage Securities, Inc.,
217	Series 2003-C1, Class A1, 3.337%, 05/10/36	219
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	654
	GS Mortgage Securities Corp. II,
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	457
793	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	699
	JP Morgan Chase Commercial Mortgage Securities Corp.,
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,014
620	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	634
405	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.156%, 02/15/31	414
	Merrill Lynch Mortgage Trust,
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,796
1,115	Series 2006-C1, Class A4, VAR, 5.656%, 05/12/39	1,143
1,725	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.416%, 02/12/39	1,761
	Morgan Stanley Capital I,
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	671
1,127	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,161
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	815
3,250	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	3,514
	Wachovia Bank Commercial Mortgage Trust,
1,891	Series 2004-C15, Class A2, 4.039%, 10/15/41	1,911
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	173
250	Series 2006-C25, Class A4, VAR, 5.740%, 05/15/43	260
	Total Commercial Mortgage-Backed Securities (Cost $28,213)	30,137
Corporate Bonds — 35.3%
	Consumer Discretionary — 5.3%
	Auto Components — 0.2%
399	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	375
1,000	DPH Holdings Corp., 7.125%, 05/01/29 (d)	22
	Goodyear Tire & Rubber Co. (The),
210	9.000%, 07/01/15 (c)	217
531	10.500%, 05/15/16	572
1,957	UCI Holdco, Inc., PIK, 9.250%, 12/15/13	1,801
		2,987
	Automobiles — 0.5%
2,000	Daimler Finance North America LLC, 7.300%, 01/15/12	2,184
400	Ford Motor Co., 9.215%, 09/15/21	390
	Motors Liquidation Co.,
120	5.250%, 03/06/32	807
385	6.250%, 07/15/33	2,615
21	7.250%, 04/15/41	141
1	7.250%, 07/15/41	4
42	7.250%, 02/15/52	278
55	7.375%, 05/15/48	368
1	7.375%, 10/01/51	9
250	Navistar International Corp., 8.250%, 11/01/21	254
		7,050

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Broadcasting & Cable TV — 0.5%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	25
785	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15	811
	DISH DBS Corp.,
400	7.000%, 10/01/13	409
530	7.125%, 02/01/16	532
475	7.875%, 09/01/19	489
800	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	808
750	Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	818
	Virgin Media Finance plc, (United Kingdom),
900	6.500%, 01/15/18 (e)	887
1,000	8.375%, 10/15/19	1,006
		5,785
	Distributors — 0.0% (g)
450	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	451
	Diversified Consumer Services — 0.5%
750	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	713
500	Mac-Gray Corp., 7.625%, 08/15/15	490
	Service Corp. International,
495	7.000%, 06/15/17	485
150	7.375%, 10/01/14	153
2,073	7.625%, 10/01/18	2,083
500	Sotheby’s, 7.750%, 06/15/15	490
	Stewart Enterprises, Inc.,
165	3.125%, 07/15/14	142
1,863	6.250%, 02/15/13	1,821
		6,377
	Gaming — 0.5%
2,502	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (c) (e)	2,027
1,000	Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (c)	755
1,010	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (d) (e)	263
1,000	MGM Mirage, Inc., 6.875%, 04/01/16 (c)	780
750	Peninsula Gaming LLC, 8.375%, 08/15/15 (e)	716
900	Seminole Hard Rock Entertainment, Inc., VAR, 2.754%, 03/15/14 (e)	801
1,500	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	1,192
		6,534
	Hotels, Restaurants & Leisure — 0.5%
500	Cinemark USA, Inc., 8.625%, 06/15/19	520
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	11
	Host Hotels & Resorts LP,
750	6.875%, 11/01/14	746
1,265	7.125%, 11/01/13	1,279
225	Landry’s Restaurants, Inc., 11.625%, 12/01/15 (e)	235
250	Mashantucket Western Pequot Tribe, 5.912%, 09/01/21 (e)	155
500	Real Mex Restaurants, Inc., 14.000%, 01/01/13	464
	Royal Caribbean Cruises Ltd., (Liberia),
7	6.875%, 12/01/13	7
400	7.000%, 06/15/13	397
338	7.250%, 06/15/16	330
408	11.875%, 07/15/15	462
1,000	Speedway Motorsports, Inc., 6.750%, 06/01/13	982
255	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	272
455	Vail Resorts, Inc., 6.750%, 02/15/14	452
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
350	6.625%, 12/01/14	339
165	7.875%, 11/01/17 (e)	163
		6,814
	Household Durables — 0.3%
1,000	D.R. Horton, Inc., 5.625%, 01/15/16	950
	KB Home,
1,000	5.750%, 02/01/14	955
415	5.875%, 01/15/15	388
850	Meritage Homes Corp., 7.000%, 05/01/14	825
330	Simmons Co., SUB, 10.000%, 12/15/14 (d)	27
		3,145
	Internet & Catalog Retail — 0.0% (g)
400	NetFlix, Inc., 8.500%, 11/15/17	419
	Leisure Equipment & Products — 0.1%
400	Brunswick Corp., 7.375%, 09/01/23	274
440	Eastman Kodak Co., 9.750%, 03/01/18 (e)	430
750	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	694
		1,398

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   75

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Media — 1.3%
700	AMC Entertainment, Inc., 8.750%, 06/01/19	723
500	Block Communications, Inc., 8.250%, 12/15/15 (e)	492
	CBS Corp.,
750	8.625%, 08/01/12	824
160	8.875%, 05/15/19	190
	Clear Channel Worldwide Holdings, Inc.,
160	9.250%, 12/15/17 (e)	163
650	9.250%, 12/15/17 (e)	668
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	321
1,500	Comcast Cable Holdings LLC, 9.800%, 02/01/12	1,709
	Comcast Corp.,
850	5.900%, 03/15/16	926
240	6.300%, 11/15/17	266
	Gannett Co., Inc.,
500	8.750%, 11/15/14 (e)	523
175	9.375%, 11/15/17 (e)	183
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,230
310	Inmarsat Finance plc, (United Kingdom), 7.375%, 12/01/17 (e)	318
1,225	Intelsat Jackson Holdings S.A., (Bermuda), 8.500%, 11/01/19 (e)	1,240
350	Interpublic Group of Cos., Inc., 10.000%, 07/15/17	381
	Lamar Media Corp.,
150	6.625%, 08/15/15 (c)	143
750	6.625%, 08/15/15	701
75	McClatchy Co./The, 11.500%, 02/15/17 (e)	73
500	Media General, Inc., 11.750%, 02/15/17 (e)	485
	News America Holdings, Inc.,
800	7.750%, 01/20/24	953
147	8.875%, 04/26/23	189
	News America, Inc.,
600	6.750%, 01/09/38	631
200	7.850%, 03/01/39	241
150	Salem Communications Corp., 9.625%, 12/15/16 (e)	155
	Thomson Reuters Corp., (Canada),
280	4.700%, 10/15/19	283
410	5.950%, 07/15/13	457
200	6.500%, 07/15/18	227
335	Time Warner Cable, Inc., 7.300%, 07/01/38	380
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	507
750	10.150%, 05/01/12	871
50	Viacom, Inc., 6.875%, 04/30/36	54
1,000	WMG Acquisition Corp., 9.500%, 06/15/16 (e)	1,050
		17,557
	Multiline Retail — 0.2%
1,400	HSN, Inc., 11.250%, 08/01/16	1,571
370	QVC, Inc., 7.500%, 10/01/19 (e)	375
310	Target Corp., 7.000%, 01/15/38	360
		2,306
	Specialty Retail — 0.7%
1,000	ACE Hardware Corp., 9.125%, 06/01/16 (e)	1,060
1,000	Blockbuster, Inc., 11.750%, 10/01/14 (c) (e)	720
500	Brown Shoe Co., Inc., 8.750%, 05/01/12	506
400	Burlington Coat Factory Investment Holdings, Inc., SUB, 14.500%, 10/15/14	410
951	Lowe’s Cos., Inc., 7.110%, 05/15/37	1,144
1,000	Ltd. Brands, Inc., 8.500%, 06/15/19	1,071
1,500	Michael’s Stores, Inc., SUB, 0.000%, 11/01/16	1,222
1,500	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	1,162
	Nebraska Book Co., Inc.,
500	8.625%, 03/15/12	450
102	10.000%, 12/01/11 (e)	104
750	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14 (c)	784
200	Staples, Inc., 9.750%, 01/15/14	245
700	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	707
		9,585
	Textiles, Apparel & Luxury Goods — 0.0% (g)
250	Hanesbrands, Inc., VAR, 3.831%, 12/15/14	234
	Total Consumer Discretionary	70,642
	Consumer Staples — 2.0%
	Beverages — 0.5%
	Anheuser-Busch Cos., Inc.,
325	5.500%, 01/15/18	347
550	5.750%, 04/01/36	540
280	7.550%, 10/01/30	328
	Anheuser-Busch InBev Worldwide, Inc.,
160	6.875%, 11/15/19 (e)	184
280	7.200%, 01/15/14 (e)	322
	Coca-Cola Enterprises, Inc.,
400	6.950%, 11/15/26	462
528	8.500%, 02/01/12	600

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Beverages — Continued
	Constellation Brands, Inc.,
330	7.250%, 09/01/16	334
1,000	7.250%, 05/15/17	1,007
	Diageo Finance BV, (Netherlands),
575	5.300%, 10/28/15	640
325	5.500%, 04/01/13	357
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,334
		6,455
	Food & Staples Retailing — 0.5%
225	CVS/Caremark Corp., 5.750%, 06/01/17	243
1,710	Ingles Markets, Inc., 8.875%, 05/15/17	1,761
	Kroger Co. (The),
215	6.400%, 08/15/17	241
300	7.700%, 06/01/29	358
2,000	SUPERVALU, Inc., 8.000%, 05/01/16	2,015
	Wal-Mart Stores, Inc.,
160	5.250%, 09/01/35	156
1,000	6.200%, 04/15/38	1,095
260	7.550%, 02/15/30	326
		6,195
	Food Products — 0.7%
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	394
655	8.500%, 06/15/19	763
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	153
1,000	Cargill, Inc., 7.350%, 03/06/19 (e)	1,169
135	ConAgra Foods, Inc., 7.000%, 04/15/19	157
	Del Monte Corp.,
185	6.750%, 02/15/15	189
475	7.500%, 10/15/19 (e)	482
1,000	Diageo Investment Corp., 7.450%, 04/15/35	1,212
220	Dole Food Co., Inc., 8.000%, 10/01/16 (e)	224
	Eurofresh, Inc.,
130	15.000%, 11/18/16 (f) (i)	130
43	20.000%, 03/31/10 (f) (i)	43
641	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	724
	Kraft Foods, Inc.,
810	6.125%, 02/01/18	889
335	6.500%, 08/11/17	378
575	6.875%, 02/01/38	626
765	Smithfield Foods, Inc., 7.750%, 05/15/13	746
180	TreeHouse Foods, Inc., 7.750%, 03/01/18	185
550	Tyson Foods, Inc., 10.500%, 03/01/14	639
		9,103
	Household Products — 0.3%
	Jarden Corp.,
695	7.500%, 05/01/17	699
100	7.500%, 01/15/20	100
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,134
854	Procter & Gamble - ESOP, 9.360%, 01/01/21	1,070
504	Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	512
	Visant Holding Corp.,
360	8.750%, 12/01/13	366
340	SUB, 10.250%, 12/01/13	349
		4,230
	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16 (e)	260
	Total Consumer Staples	26,243
	Energy — 2.4%
	Distributors — 0.1%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	752
	Energy Equipment & Services — 0.3%
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	76
300	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 10.000%, 01/15/18 (e)	292
	Halliburton Co.,
500	7.450%, 09/15/39	623
700	8.750%, 02/15/21	892
161	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	163
1,000	Key Energy Services, Inc., 8.375%, 12/01/14	990
931	Oslo Seismic Services, Inc., 8.280%, 06/01/11 (f) (i)	937
500	PHI, Inc., 7.125%, 04/15/13	483
		4,456
	Oil, Gas & Consumable Fuels — 2.0%
875	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14 (c)	801
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19 (c)	403
125	7.625%, 03/15/14	145
100	7.950%, 06/15/39	123

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   77

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
225	8.700%, 03/15/19	283
175	Apache Corp., 6.900%, 09/15/18	207
850	Bill Barrett Corp., 9.875%, 07/15/16	900
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	343
810	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19 (e)	855
	Chesapeake Energy Corp.,
430	6.500%, 08/15/17	408
250	6.875%, 01/15/16	246
500	7.500%, 09/15/13	507
250	7.500%, 06/15/14	253
250	9.500%, 02/15/15	272
450	Comstock Resources, Inc., 8.375%, 10/15/17	459
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	499
	ConocoPhillips,
275	5.750%, 02/01/19	302
750	6.500%, 02/01/39	842
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	347
75	Denbury Resources, Inc., 8.250%, 02/15/20	78
270	Devon Financing Corp. ULC, (Canada), 7.875%, 09/30/31	336
100	Ecopetrol S.A., (Colombia), 7.625%, 07/23/19	110
	El Paso Corp.,
1,900	6.875%, 06/15/14	1,916
150	7.000%, 06/15/17	150
	EnCana Corp., (Canada),
150	6.500%, 05/15/19	170
215	6.625%, 08/15/37	236
350	Encore Acquisition Co., 6.000%, 07/15/15	353
200	EOG Resources, Inc., 6.875%, 10/01/18	234
1,000	Frontier Oil Corp., 8.500%, 09/15/16	1,013
179	Gazprom International S.A., (Russia), 7.201%, 02/01/20	187
250	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 11.750%, 05/27/14 (e)	270
650	Holly Corp., 9.875%, 06/15/17 (e)	666
675	Holly Energy Partners LP, 6.250%, 03/01/15	635
	KazMunaiGaz Finance Sub BV, (Netherlands),
220	8.375%, 07/02/13	240
195	9.125%, 07/02/18 (e)	223
250	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	283
410	Marathon Oil Corp., 6.000%, 10/01/17	437
500	Mariner Energy, Inc., 11.750%, 06/30/16	557
	Newfield Exploration Co.,
250	6.875%, 02/01/20	246
450	7.125%, 05/15/18	450
638	Penn Virginia Corp., 10.375%, 06/15/16	689
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	440
335	7.875%, 06/15/26	398
	Pioneer Natural Resources Co.,
150	6.650%, 03/15/17	148
1,075	7.500%, 01/15/20	1,079
115	Plains All American Pipelines LP, 6.500%, 05/01/18	126
150	Quicksilver Resources, Inc., 9.125%, 08/15/19	156
25	Range Resources Corp., 7.250%, 05/01/18	25
	Sabine Pass LNG LP,
500	7.250%, 11/30/13	467
350	7.500%, 11/30/16	307
435	StatoilHydro ASA, (Norway), 7.150%, 11/15/25	508
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	900
1,000	Swift Energy Co., 7.125%, 06/01/17	948
120	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	143
278	Union Pacific Resources Group, Inc., 7.150%, 05/15/28	310
	Western Refining, Inc.,
250	11.250%, 06/15/17 (e)	210
250	VAR, 10.750%, 06/15/14 (e)	210
	Williams Partners LP/Williams Partners Finance Corp.,
1,247	7.250%, 02/01/17	1,432
500	7.500%, 06/15/11	533
	XTO Energy, Inc.,
325	4.625%, 06/15/13	350
175	6.250%, 08/01/17	200
585	6.375%, 06/15/38	660
		27,224
	Total Energy	32,432
	Financials — 11.7%
	Capital Markets — 2.1%
	Bank of New York Mellon Corp. (The),
530	4.600%, 01/15/20	536
440	5.125%, 08/27/13	483
370	Bear Stearns Cos., LLC (The), 7.250%, 02/01/18 (y)	429

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Capital Markets — Continued
978	BlackRock, Inc., 5.000%, 12/10/19	985
1,690	Credit Suisse USA, Inc., 6.125%, 11/15/11	1,824
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,024
	Goldman Sachs Group, Inc. (The),
650	5.150%, 01/15/14	694
780	5.250%, 10/15/13	840
450	5.750%, 10/01/16	478
2,100	5.950%, 01/18/18	2,204
115	6.250%, 09/01/17	124
2,000	6.600%, 01/15/12	2,170
965	6.750%, 10/01/37	936
180	7.500%, 02/15/19	206
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	792
140	6.450%, 06/08/27	124
580	8.500%, 07/15/19	645
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	53
1,000	5.750%, 05/17/13 (d)	225
950	6.500%, 07/19/17 (d)	2
750	6.875%, 07/17/37 (d)	2
295	8.500%, 08/01/15 (d)	67
	Merrill Lynch & Co., Inc.,
1,100	4.790%, 08/04/10	1,118
900	5.700%, 05/02/17	884
1,710	6.875%, 04/25/18	1,802
	Morgan Stanley,
505	4.200%, 11/20/14	506
650	5.300%, 03/01/13	692
300	5.500%, 01/26/20	294
810	5.625%, 01/09/12	862
150	6.000%, 05/13/14	162
1,315	6.000%, 04/28/15	1,405
320	6.250%, 08/28/17	338
1,040	6.600%, 04/01/12	1,131
1,250	6.625%, 04/01/18	1,330
757	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	772
113	Northern Trust Corp., 5.500%, 08/15/13	125
200	State Street Corp., 4.300%, 05/30/14	210
	UBS AG, (Switzerland),
400	3.875%, 01/15/15	400
900	5.750%, 04/25/18	928
450	5.875%, 12/20/17	469
		28,271
	Commercial Banks — 3.6%
705	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	709
614	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	627
679	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	697
250	Bankers Trust Corp., 7.250%, 10/15/11	267
	Barclays Bank plc, (United Kingdom),
1,615	2.500%, 01/23/13	1,614
1,280	5.125%, 01/08/20	1,257
980	6.050%, 12/04/17 (e)	1,005
305	6.750%, 05/22/19	337
225	VAR, 5.926%, 12/15/16 (e) (x)	184
575	VAR, 7.434%, 12/15/17 (e) (x)	532
	BB&T Corp.,
500	4.900%, 06/30/17	500
1,000	6.500%, 08/01/11	1,064
150	6.850%, 04/30/19	170
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,863
950	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (x)	788
	Credit Suisse, (Switzerland),
2,375	5.000%, 05/15/13	2,555
285	5.500%, 05/01/14	311
	Deutsche Bank AG, (Germany),
1,475	2.375%, 01/11/13	1,478
375	3.875%, 08/18/14	386
500	Fifth Third Bancorp, 5.450%, 01/15/17	489
395	HSBC Bank, 6.000%, 08/09/17	433
2,000	Huntington National Bank (The), 8.000%, 04/01/10	2,002
700	KeyBank N.A., 5.700%, 08/15/12	740
725	KeyCorp, 6.500%, 05/14/13	773
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,328
370	Marshall & Ilsley Corp., 5.350%, 04/01/11	371
	National Australia Bank Ltd., (Australia),
3,010	2.500%, 01/08/13 (e)	3,021
255	3.750%, 03/02/15 (e)	257
1,500	National City Bank, 4.625%, 05/01/13	1,553
500	NB Capital Trust II, 7.830%, 12/15/26	470
740	Northern Trust Co. (The), 5.850%, 11/09/17	798
1,250	PNC Funding Corp., 5.250%, 11/15/15	1,316
	Regions Financial Corp.,
200	6.375%, 05/15/12	198
1,170	7.375%, 12/10/37	1,011

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   79

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Commercial Banks — Continued
1,188	Royal Bank of Scotland Group plc, (United Kingdom), 9.118%, 07/01/10 (f) (i) (x)	1,129
300	RSHB Capital S.A. for OJSC Russian Agricultural Bank, (Russia), 7.175%, 05/16/13	318
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	244
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,169
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,192
500	UnionBanCal Corp., 5.250%, 12/16/13	539
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	2,209
500	6.600%, 01/15/38	514
500	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	402
	Wachovia Corp.,
1,555	5.750%, 02/01/18	1,640
515	SUB, 7.574%, 08/01/26	568
	Wells Fargo & Co.,
1,025	3.750%, 10/01/14	1,038
1,665	5.625%, 12/11/17	1,754
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	691
942	4.875%, 11/19/19	930
		47,441
	Consumer Finance — 1.0%
2,400	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	1,872
	American Express Credit Corp.,
840	5.875%, 05/02/13	911
1,100	7.300%, 08/20/13	1,242
835	American Honda Finance Corp., 7.625%, 10/01/18 (e)	985
750	Capital One Capital V, 10.250%, 08/15/39	851
500	Capital One Capital VI, 8.875%, 05/15/40	530
	Capital One Financial Corp.,
500	6.250%, 11/15/13	544
485	6.750%, 09/15/17	532
690	7.375%, 05/23/14	791
1,000	Ford Motor Credit Co. LLC, 8.125%, 01/15/20	999
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,049
500	6.375%, 11/27/12	551
400	7.350%, 11/27/32	409
	John Deere Capital Corp.,
230	5.250%, 10/01/12	251
515	5.350%, 04/03/18	553
	SLM Corp.,
200	5.000%, 04/15/15	176
500	5.125%, 08/27/12	488
200	5.375%, 05/15/14	185
288	8.450%, 06/15/18	282
		13,201
	Diversified Financial Services — 2.4%
1,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	1,068
	Bank of America Corp.,
1,500	6.975%, 03/07/37	1,584
1,005	7.375%, 05/15/14	1,130
300	7.400%, 01/15/11	316
500	7.800%, 09/15/16	558
515	BP Capital Markets plc, (United Kingdom), 4.750%, 03/10/19	532
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	866
850	5.450%, 04/15/18	906
500	CIT Group, Inc., 7.000%, 05/01/15 (c)	454
	Citigroup, Inc.,
375	5.500%, 10/15/14	386
1,550	5.500%, 02/15/17	1,512
1,350	6.000%, 08/15/17	1,360
260	6.375%, 08/12/14	276
645	6.875%, 06/01/25	632
1,260	8.500%, 05/22/19	1,454
	CME Group, Inc.,
1,500	5.400%, 08/01/13	1,651
200	5.750%, 02/15/14	221
175	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	168
	Deluxe Corp.,
58	5.125%, 10/01/14	51
75	7.375%, 06/01/15	73
	General Electric Capital Corp.,
1,000	4.375%, 11/21/11	1,046
1,115	5.625%, 05/01/18	1,147
4,760	5.875%, 02/15/12	5,122
3,370	5.875%, 01/14/38	3,129
130	5.900%, 05/13/14	143
1,000	6.000%, 06/15/12	1,081
1,100	6.750%, 03/15/32	1,132
145	6.875%, 01/10/39	151
445	VAR, 0.320%, 08/15/11	442

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Diversified Financial Services — Continued
110	National Gas Co. of Trinidad & Tobago Ltd., (Trinidad & Tobago), 6.050%, 01/15/36	103
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	414
400	7.250%, 03/01/12	443
375	Southern Star Central Corp., 6.750%, 03/01/16	371
	Textron Financial Corp.,
1,079	4.600%, 05/03/10	1,079
505	5.400%, 04/28/13	513
200	UPC Germany GmbH, (Germany), 8.125%, 12/01/17 (e)	200
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	100
		31,814
	FDIC Guaranteed Securities — 0.2% (˜)
735	Bank of America Corp., 3.125%, 06/15/12	767
735	Citigroup, Inc., 2.875%, 12/09/11	761
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	785
		2,313
	Insurance — 1.9%
419	AIG Retirement Services, Inc., 8.125%, 04/28/23	427
190	Allstate Corp. (The), 7.450%, 05/16/19	223
517	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	563
435	American International Group, Inc., 5.600%, 10/18/16	360
315	Chubb Corp. (The), 5.750%, 05/15/18	343
1,800	Crum & Forster Holdings Corp., 7.750%, 05/01/17	1,773
855	Genworth Global Funding Trusts, 5.200%, 10/08/10	874
2,000	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	1,855
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	2,094
2,000	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	2,160
100	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	104
2,550	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	2,742
160	MetLife, Inc., 6.750%, 06/01/16	178
	Metropolitan Life Global Funding I,
190	5.125%, 04/10/13 (e)	205
875	5.200%, 09/18/13 (e)	939
600	5.750%, 07/25/11 (e)	629
315	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	336
400	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	446
1,680	New York Life Global Funding, 4.650%, 05/09/13 (e)	1,796
500	New York Life Insurance Co., 6.750%, 11/15/39 (e)	539
770	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	816
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	870
175	Principal Financial Group, Inc., 8.875%, 05/15/19	213
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	322
	Principal Life Income Funding Trusts,
325	5.150%, 06/17/11	338
1,025	5.300%, 12/14/12	1,115
1,025	5.300%, 04/24/13	1,109
1,100	Protective Life Secured Trusts, 4.000%, 04/01/11	1,129
205	Prudential Financial, Inc., 7.375%, 06/15/19	236
405	Travelers Cos, Inc. (The), 5.800%, 05/15/18	434
112	USI Holdings Corp., 9.750%, 05/15/15 (e)	103
		25,271
	Real Estate Investment Trusts (REITs) — 0.4%
500	DuPont Fabros Technology LP, 8.500%, 12/15/17 (e)	507
	HRPT Properties Trust,
375	6.250%, 08/15/16	375
300	6.650%, 01/15/18	296
875	Potlatch Corp., 7.500%, 11/01/19 (e)	882
150	Rouse Co. LP (The), 8.000%, 04/30/09 (d)	164
	Simon Property Group LP,
340	5.625%, 08/15/14	365
492	5.650%, 02/01/20	489
915	6.100%, 05/01/16	981
310	6.750%, 05/15/14	343
788	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	845
		5,247

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   81

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Real Estate Management & Development — 0.0% (g)
750	Forest City Enterprises, Inc., 7.625%, 06/01/15	675
	Thrifts & Mortgage Finance — 0.1%
1,000	Countrywide Capital III, 8.050%, 06/15/27	960
700	Countrywide Home Loans, Inc., 4.000%, 03/22/11	721
		1,681
	Total Financials	155,914
	Health Care — 1.4%
	Biotechnology — 0.1%
150	Amgen, Inc., 5.700%, 02/01/19	163
1,250	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	1,306
215	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16 (e)	216
		1,685
	Health Care Equipment & Supplies — 0.2%
500	Accellent, Inc., 8.375%, 02/01/17 (e)	504
	Baxter International, Inc.,
250	4.000%, 03/01/14	263
550	4.625%, 03/15/15	597
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	105
400	6.000%, 05/15/39	424
400	Hospira, Inc., 5.550%, 03/30/12	428
		2,321
	Health Care Providers & Services — 0.6%
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	414
1,000	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	1,025
350	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	365
	HCA, Inc.,
160	9.125%, 11/15/14	168
440	9.250%, 11/15/16	467
1,028	Health Management Associates, Inc., 6.125%, 04/15/16	959
220	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	243
2,000	Tenet Healthcare Corp., 8.875%, 07/01/19 (e)	2,110
250	Ventas Realty LP/Ventas Capital Corp., 6.500%, 06/01/16	249
1,550	WellPoint, Inc., 6.800%, 08/01/12	1,724
		7,724
	Pharmaceuticals — 0.5%
400	Abbott Laboratories, 6.150%, 11/30/37	438
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	552
	Elan Finance plc/Elan Finance Corp., (Ireland),
225	8.750%, 10/15/16 (e)	218
750	VAR, 4.250%, 11/15/11	720
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,026
435	Novartis Capital Corp., 4.125%, 02/10/14	464
250	Pfizer, Inc., 6.200%, 03/15/19	282
1,000	Schering-Plough Corp., 6.550%, 09/15/37	1,150
100	Valeant Pharmaceuticals International, 8.375%, 06/15/16 (e)	103
	Wyeth,
810	5.500%, 02/01/14	901
555	5.500%, 02/15/16	616
		6,470
	Total Health Care	18,200
	Industrials — 3.3%
	Aerospace & Defense — 0.6%
145	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	159
45	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	44
500	DigitalGlobe, Inc., 10.500%, 05/01/14 (e)	538
1,000	Esterline Technologies Corp., 6.625%, 03/01/17	967
250	ITT Corp., 6.125%, 05/01/19	275
	L-3 Communications Corp.,
265	5.875%, 01/15/15	266
500	6.375%, 10/15/15	508
704	Lockheed Martin Corp., 8.500%, 12/01/29	933
1,900	McDonnell Douglas Corp., 9.750%, 04/01/12	2,213
750	Moog, Inc., 6.250%, 01/15/15	720
588	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	615
110	Triumph Group, Inc., 8.000%, 11/15/17 (e)	111
		7,349
	Air Freight & Logistics — 0.1%
1,000	Federal Express Corp., 9.650%, 06/15/12	1,158
	Airlines — 0.4%
248	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	278
608	American Airlines Pass-Through Trust 1991, 10.180%, 01/02/13 (f) (i)	547

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Airlines — Continued
250	Continental Airlines, 2001-1 Class A-2 Pass-Through Trust, 6.503%, 06/15/11	254
680	Continental Airlines, 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	605
226	Continental Airlines, 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19 (f) (i)	208
399	Continental Airlines, 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	357
848	Continental Airlines, 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	755
	Delta Air Lines, Inc.,
225	7.111%, 09/18/11	227
85	8.021%, 08/10/22	76
82	8.954%, 08/10/14	76
50	9.500%, 09/15/14 (e)	51
610	10.000%, 12/05/14 (d) (e)	183
687	Northwest Airlines, Inc., 7.027%, 11/01/19	612
1,411	UAL Pass-Through Trust, 7.336%, 07/02/19 (e)	1,087
250	United Air Lines, Inc., 10.400%, 11/01/16	264
		5,580
	Building Products — 0.2%
1,500	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	1,485
700	Building Materials Corp of America, 7.000%, 02/15/20 (e)	700
1,000	Masco Corp., 6.125%, 10/03/16	958
		3,143
	Commercial Services & Supplies — 0.5%
	Cenveo Corp.,
250	7.875%, 12/01/13	231
450	8.875%, 02/01/18 (c) (e)	446
	Corrections Corp. of America,
572	6.250%, 03/15/13	576
1,050	6.750%, 01/31/14	1,058
545	DI Finance/DynCorp International, 9.500%, 02/15/13	549
1,750	FTI Consulting, Inc., 7.750%, 10/01/16	1,754
818	Geo Group, Inc. (The), 7.750%, 10/15/17 (e)	828
370	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18 (e)	370
	Power Sector Assets & Liabilities Management, (Philippines),
130	7.250%, 05/27/19 (e)	136
100	7.390%, 12/02/24 (e)	103
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d) (f)	63
1,160	6.500%, 08/01/27 (d) (f)	64
265	9.750%, 01/15/15 (d) (f)	14
		6,192
	Construction Engineering — 0.0% (g)
195	RSC Equipment Rental, Inc., 9.500%, 12/01/14	189
	Electrical Equipment — 0.1%
335	Baldor Electric Co., 8.625%, 02/15/17	344
	Belden, Inc.,
500	7.000%, 03/15/17	481
250	9.250%, 06/15/19 (e)	265
		1,090
	Environmental Control — 0.1%
1,100	Clean Harbors, Inc., 7.625%, 08/15/16	1,111
	Industrial Conglomerates — 0.2%
1,000	JB Poindexter & Co., Inc., 8.750%, 03/15/14	860
75	Koppers, Inc., 7.875%, 12/01/19 (e)	76
818	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (f) (i)	—
195	Milacron Holdings, Inc., 12.000%, 08/01/14 (f) (i)	195
1,830	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	2,020
		3,151
	Industrial Machinery — 0.0% (g)
270	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	277
	Machinery — 0.3%
310	Altra Holdings, Inc., 8.125%, 12/01/16 (e)	318
550	Eaton Corp., 5.600%, 05/15/18	595
500	Hexcel Corp., 6.750%, 02/01/15	483
240	Ingersoll-Rand Co., (Bermuda), 7.200%, 06/01/25	248
110	PACCAR, Inc., 6.375%, 02/15/12	119
440	Parker Hannifin Corp., 6.250%, 05/15/38	478
1,000	SPX Corp., 7.625%, 12/15/14	1,023
500	Valmont Industries, Inc., 6.875%, 05/01/14	515
750	Wabtec Corp., 6.875%, 07/31/13	758
		4,537
	Marine — 0.2%
1,250	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (c) (e)	1,272
400	Stena AB, (Sweden), 7.500%, 11/01/13	398

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   83

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Marine — Continued
55	Teekay Corp., 8.500%, 01/15/20	56
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	682
		2,408
	Road & Rail — 0.6%
714	Burlington Northern and Santa Fe Railway Co. 2000 Pass Through Trust, 7.908%, 01/15/20	815
	Burlington Northern Santa Fe Corp.,
220	5.650%, 05/01/17	238
1,150	6.700%, 08/01/28	1,251
280	Canadian Pacific Ltd., (Canada), 9.450%, 08/01/21	379
165	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	190
825	CSX Corp., 7.375%, 02/01/19	965
	Erac USA Finance Co.,
250	6.375%, 10/15/17 (e)	274
800	6.700%, 06/01/34 (e)	781
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
352	7.375%, 06/01/14	350
350	7.625%, 12/01/13	349
1,200	RailAmerica, Inc., 9.250%, 07/01/17	1,259
390	Union Pacific Corp., 7.000%, 02/01/16	451
	United Rentals North America, Inc.,
650	9.250%, 12/15/19	634
100	10.875%, 06/15/16	105
		8,041
	Total Industrials	44,226
	Information Technology — 0.8%
	Communications Equipment — 0.0% (g)
375	Cisco Systems, Inc., 5.900%, 02/15/39	384
135	Nokia OYJ, (Finland), 5.375%, 05/15/19	141
		525
	Computers & Peripherals — 0.3%
640	Dell, Inc., 7.100%, 04/15/28	719
	Hewlett-Packard Co.,
80	2.950%, 08/15/12	83
500	5.400%, 03/01/17	548
250	5.500%, 03/01/18	272
650	International Business Machines Corp., 7.000%, 10/30/25	787
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	997
		3,406
	Electronic Equipment, Instruments & Components — 0.2%
	Arrow Electronics, Inc.,
769	6.875%, 07/01/13	850
100	7.500%, 01/15/27	106
678	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14	676
50	Intcomex, Inc., 13.250%, 12/15/14 (e)	50
125	NXP BV/NXP Funding LLC, (Netherlands), 7.875%, 10/15/14	116
750	Sanmina-SCI Corp., VAR, 3.004%, 06/15/14 (c) (e)	697
		2,495
	Internet Software & Services — 0.0% (g)
300	Equinix, Inc., 8.125%, 03/01/18	300
	IT Services — 0.1%
900	Electronic Data Systems LLC, 6.000%, 08/01/13	1,009
	Semiconductors & Semiconductor Equipment — 0.0% (g)
415	Advanced Micro Devices, Inc., 8.125%, 12/15/17 (e)	420
375	NXP BV/NXP Funding LLC, (Netherlands), VAR, 3.001%, 10/15/13	318
		738
	Software — 0.2%
115	Intuit, Inc., 5.750%, 03/15/17	122
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,110
1,030	6.500%, 04/15/38	1,145
		2,377
	Total Information Technology	10,850
	Materials — 2.6%
	Chemicals — 0.4%
200	Ashland, Inc., 9.125%, 06/01/17 (e)	219
410	EI du Pont de Nemours & Co., 3.250%, 01/15/15	414
525	Monsanto Co., 7.375%, 08/15/12	598
255	PolyOne Corp., 8.875%, 05/01/12	264
	Potash Corp. of Saskatchewan, Inc., (Canada),
450	4.875%, 03/01/13	480
753	7.750%, 05/31/11	814
200	PPG Industries, Inc., 9.000%, 05/01/21	247
	Praxair, Inc.,
735	4.625%, 03/30/15	790
650	5.250%, 11/15/14	720

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Chemicals — Continued
125	Terra Capital, Inc., 7.750%, 11/01/19 (e)	139
445	Westlake Chemical Corp., 6.625%, 01/15/16 (c)	426
		5,111
	Construction Materials — 0.0% (g)
75	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	74
1,297	U.S. Concrete, Inc., 8.375%, 04/01/14 (d)	713
		787
	Containers & Packaging — 0.5%
	Ball Corp.,
125	7.125%, 09/01/16	130
125	7.375%, 09/01/19	130
220	Berry Plastics Corp., 8.250%, 11/15/15 (e)	217
2,000	Constar International, Inc., VAR, 3.625%, 02/15/12	1,645
750	Owens-Brockway Glass Container, Inc., 8.250%, 05/15/13	761
376	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	376
700	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	709
500	Sealed Air Corp., 7.875%, 06/15/17 (e)	530
700	Silgan Holdings, Inc., 7.250%, 08/15/16	719
900	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	943
		6,160
	Metals & Mining — 0.7%
750	AK Steel Corp., 7.750%, 06/15/12	751
225	Arch Western Finance LLC, 6.750%, 07/01/13	226
	BHP Billiton Finance USA Ltd., (Australia),
570	4.800%, 04/15/13	612
575	5.400%, 03/29/17	626
120	6.500%, 04/01/19	138
1,086	California Steel Industries, Inc., 6.125%, 03/15/14	1,037
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17 (e)	449
500	8.500%, 12/15/19 (e)	505
750	FMG Resources August 2006 Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	836
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	276
575	Nucor Corp., 6.400%, 12/01/37	631
1,500	Steel Dynamics, Inc., 6.750%, 04/01/15	1,447
	United States Steel Corp.,
474	6.050%, 06/01/17	444
523	7.000%, 02/01/18	494
1,021	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (c) (f) (i)	761
		9,233
	Paper & Forest Products — 1.0%
	Abitibi-Consolidated Co. of Canada, (Canada),
100	8.375%, 04/01/15 (d)	20
375	13.750%, 04/01/11 (d) (e)	386
410	Abitibi-Consolidated, Inc., (Canada), 8.850%, 08/01/30 (d)	86
1,800	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,665
	Cascades, Inc., (Canada),
500	7.750%, 12/15/17 (e)	505
400	7.875%, 01/15/20 (e)	404
	Domtar Corp.,
500	7.125%, 08/15/15	501
19	7.875%, 10/15/11	20
950	10.750%, 06/01/17	1,114
	Georgia-Pacific LLC,
345	7.000%, 01/15/15 (e)	350
875	7.125%, 01/15/17 (e)	884
400	8.250%, 05/01/16 (e)	422
	Glatfelter,
1,000	7.125%, 05/01/16 (e)	960
1,154	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	952
2,000	NewPage Corp., 11.375%, 12/31/14	1,910
1,000	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	1,085
	Smurfit-Stone Container Enterprises, Inc.,
940	8.000%, 03/15/17 (d)	773
656	8.375%, 07/01/12 (d)	543
750	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14 (c) (e)	788
350	Weyerhaeuser Co., 7.375%, 10/01/19	373
		13,741
	Total Materials	35,032
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 1.4%
900	AT&T Corp., 8.000%, 11/15/31	1,100
	AT&T, Inc.,
220	5.600%, 05/15/18	235
465	5.800%, 02/15/19	497

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   85

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
1,500	6.300%, 01/15/38	1,528
	BellSouth Corp.,
1,285	5.200%, 09/15/14	1,404
100	6.875%, 10/15/31	106
525	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	561
800	Cincinnati Bell, Inc., 8.250%, 10/15/17	800
	Deutsche Telekom International Finance BV, (Netherlands),
100	6.750%, 08/20/18	112
1,000	8.750%, 06/15/30	1,267
	Frontier Communications Corp.,
785	7.125%, 03/15/19	734
315	8.125%, 10/01/18	313
665	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	712
159	Nynex Corp., 9.550%, 05/01/10	160
	Qwest Communications International, Inc.,
500	7.125%, 04/01/18 (e)	500
90	8.000%, 10/01/15 (e)	93
	Qwest Corp.,
1,000	6.500%, 06/01/17	1,006
250	8.875%, 03/15/12	271
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	596
190	7.721%, 06/04/38	211
	Telefonica Emisiones S.A.U., (Spain),
600	5.855%, 02/04/13	656
80	5.877%, 07/15/19	84
875	TELUS Corp., (Canada), 8.000%, 06/01/11	945
267	United Telephone Co. of Florida, 8.375%, 01/15/25	293
400	Verizon Communications, Inc., 6.900%, 04/15/38	445
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,262
	Windstream Corp.,
525	8.125%, 08/01/13	546
1,250	8.625%, 08/01/16	1,272
		18,709
	Wireless Telecommunication Services — 0.8%
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	487
1,425	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,570
	Cricket Communications, Inc.,
140	7.750%, 05/15/16	142
215	9.375%, 11/01/14 (c)	214
260	MetroPCS Wireless, Inc., 9.250%, 11/01/14 (c)	259
1,750	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	1,872
1,750	Nextel Communications, Inc., 7.375%, 08/01/15	1,614
	NII Capital Corp.,
365	8.875%, 12/15/19 (e)	373
185	10.000%, 08/15/16 (e)	201
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	273
1,050	SBA Telecommunications, Inc., 8.000%, 08/15/16 (e)	1,092
800	Sprint Capital Corp., 8.750%, 03/15/32	706
125	Sprint Nextel Corp., 8.375%, 08/15/17	121
870	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	931
	Wind Acquisition Finance S.A., (Luxembourg),
275	11.750%, 07/15/17 (e)	294
490	12.000%, 12/01/15 (e)	525
		10,674
	Total Telecommunication Services	29,383
	Utilities — 3.6%
	Electric Utilities — 2.2%
505	Alabama Power Co., 6.125%, 05/15/38	539
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	95
500	6.300%, 04/01/38	543
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,102
100	Centrais Eletricas Brasileiras S.A., (Brazil), 6.875%, 07/30/19 (e)	106
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	290
925	Consumers Energy Co., 6.700%, 09/15/19	1,055
	Duke Energy Carolinas LLC,
500	5.625%, 11/30/12	552
1,100	6.050%, 04/15/38	1,168
500	6.250%, 01/15/12	546
1,200	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	1,203
115	Florida Power Corp., 5.650%, 06/15/18	124
336	FPL Energy National Wind, 6.125%, 03/25/19 (e)	313

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electric Utilities — Continued
	FPL Group Capital, Inc.,
275	5.350%, 06/15/13	298
265	7.875%, 12/15/15	324
	Georgia Power Co.,
562	5.250%, 12/15/15	621
140	5.950%, 02/01/39	147
100	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	101
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,005
860	Midamerican Energy Co., 5.300%, 03/15/18	903
810	Midamerican Funding LLC, 6.750%, 03/01/11	854
600	Nevada Power Co., 7.125%, 03/15/19	683
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	303
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,578
150	6.800%, 01/15/19	164
1,000	7.875%, 11/15/10	1,044
290	10.750%, 03/15/16	372
	Northern States Power Co.,
173	5.350%, 11/01/39	169
765	6.250%, 06/01/36	835
1,010	Pacific Gas & Electric Co., 5.625%, 11/30/17	1,094
	Pacificorp,
1,900	5.750%, 04/01/37	1,945
250	7.240%, 08/16/23	293
	Peco Energy Co.,
1,880	5.350%, 03/01/18	2,000
500	5.950%, 11/01/11 (c)	538
360	Potomac Electric Power Co., 6.500%, 11/15/37	396
50	Progress Energy, Inc., 6.050%, 03/15/14	55
1,400	PSEG Power LLC, 7.750%, 04/15/11	1,494
35	Public Service Co. of Colorado, 6.500%, 08/01/38	40
200	Public Service Co. of New Mexico, 7.950%, 05/15/18	210
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	90
1,100	6.625%, 11/15/37	1,172
	Public Service Electric & Gas Co.,
155	5.300%, 05/01/18	164
416	5.375%, 11/01/39	401
500	San Diego Gas & Electric Co., 6.000%, 06/01/39	534
	Southern California Edison Co.,
450	5.550%, 01/15/37	451
285	5.950%, 02/01/38	302
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	166
120	Union Electric Co., 8.450%, 03/15/39	162
235	Virginia Electric and Power Co., 6.350%, 11/30/37	255
		28,799
	Gas Utilities — 0.6%
250	AmeriGas Partners LP, 7.250%, 05/20/15	251
250	ANR Pipeline Co., 9.625%, 11/01/21	338
600	Atmos Energy Corp., 5.125%, 01/15/13	642
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	596
180	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	181
200	Crosstex Energy/Crosstex Energy Finance Corp., 8.875%, 02/15/18 (e)	203
155	EQT Corp., 8.125%, 06/01/19	185
500	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	506
940	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	1,037
270	Sonat, Inc., 7.625%, 07/15/11	281
835	Southern California Gas Co., 4.375%, 01/15/11	863
	TransCanada Pipelines Ltd., (Canada),
1,505	4.000%, 06/15/13	1,574
1,000	6.200%, 10/15/37	1,056
		7,713
	Independent Power Producers & Energy Traders — 0.6%
1,700	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	1,721
750	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	724
	Edison Mission Energy,
500	7.000%, 05/15/17	366
800	7.200%, 05/15/19	562
500	7.750%, 06/15/16	400
397	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	341
952	Midwest Generation LLC, 8.560%, 01/02/16	973
2,013	Mirant Mid Atlantic LLC, 9.125%, 06/30/17	2,123
130	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	138

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   87

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — Continued
335	NRG Energy, Inc., 7.375%, 02/01/16	330
389	Ormat Funding Corp., 8.250%, 12/30/20	339
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	176
		8,193
	Multi-Utilities — 0.1%
400	Dominion Resources, Inc., 7.000%, 06/15/38	459
160	DTE Energy Co., 7.625%, 05/15/14	184
	Sempra Energy,
255	6.150%, 06/15/18	276
75	6.500%, 06/01/16	84
220	8.900%, 11/15/13	264
420	9.800%, 02/15/19	541
		1,808
	Water Utilities — 0.1%
925	American Water Capital Corp., 6.085%, 10/15/17	1,002
	Total Utilities	47,515
	Total Corporate Bonds (Cost $458,508)	470,437
Foreign Government Securities — 0.8%
100	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	105
100	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13, credit rating BB+), (Indonesia) (e)	97
110	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.650%, 09/07/11	104
100	Deutsche Bank AG, London Branch, CLN, 00.000%, 12/22/13 (linked to Indonesia Government Bond, 00.00%, 12/22/13; credit rating BB+), (Indonesia) (a) (e)	130
	Federal Republic of Brazil, (Brazil),
396	8.000%, 01/15/18	462
70	8.250%, 01/20/34	88
90	8.750%, 02/04/25	116
69	12.250%, 03/06/30	118
BRL340	12.500%, 01/05/22	222
	Government of Dominican Republic, (Dominican Republic),
131	9.040%, 01/23/18 (e)	143
33	9.040%, 01/23/18	36
	Government of Ukraine, (Ukraine),
220	6.580%, 11/21/16 (e)	188
115	IIRSA Norte Finance Ltd., (Peru), Reg. S., 8.750%, 05/30/24	121
25	Petroleos de Venezuela S.A., (Venezuela), 5.250%, 04/12/17	15
200	Province of Manitoba, (Canada), 2.125%, 04/22/13	201
1,635	Province of Ontario, (Canada), 2.950%, 02/05/15	1,649
	Republic of Argentina, (Argentina),
939	SUB, 2.500%, 12/31/38	301
17	8.280%, 12/31/33	11
	Republic of Colombia, (Colombia),
230	7.375%, 03/18/19	264
120	11.750%, 02/25/20	174
35	Republic of Costa Rica, (Costa Rica), 9.995%, 08/01/20	46
	Republic of El Salvador, (El Salvador),
95	8.250%, 04/10/32 (e)	102
130	Republic of Gabon, (Gabon), 8.200%, 12/12/17 (e)	139
30	Republic of Guatemala, (Guatemala), Reg. S., 9.250%, 08/01/13	34
	Republic of Indonesia, (Indonesia),
100	Reg. S., 6.750%, 03/10/14	112
150	Reg. S., 7.750%, 01/17/38	169
290	11.625%, 03/04/19 (e)	418
130	Republic of Lithuania, (Lithuania), 7.375%, 02/11/20 (e)	134
	Republic of Panama, (Panama),
45	6.700%, 01/26/36	48
140	7.250%, 03/15/15	160
90	9.375%, 04/01/29	120
	Republic of Peru, (Peru),
183	8.375%, 05/03/16	223
168	8.750%, 11/21/33	217
88	9.875%, 02/06/15	111
	Republic of Philippines, (Philippines),
290	8.250%, 01/15/14	337
81	9.875%, 01/15/19	104
120	10.625%, 03/16/25	166
100	Republic of South Africa, (South Africa), 6.875%, 05/27/19	110
	Republic of Turkey, (Turkey),
395	7.250%, 03/15/15	440
100	8.000%, 02/14/34	114

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
		Water Utilities — Continued
TRL140		16.000%, 03/07/12	102
		Republic of Uruguay, (Uruguay),
UYU2,895		6.310%, 09/14/18	190
170		7.625%, 03/21/36	182
		Republic of Venezuela, (Venezuela),
314		5.750%, 02/26/16	218
120		7.000%, 03/31/38	68
250		7.650%, 04/21/25	157
275		8.250%, 10/13/24	182
286		Reg. S., 9.000%, 05/07/23	201
757		Russian Federation, (Russia), SUB, 7.500%, 03/31/30	859
100		State of Qatar, (Qatar), 6.400%, 01/20/40 (e)	101
		United Mexican States, (Mexico),
200		5.950%, 03/19/19	215
166		6.050%, 01/11/40	163
100		7.500%, 04/08/33	116
MXN2,530		8.000%, 12/19/13	208
MXN340		9.000%, 12/20/12	29
		Total Foreign Government Securities (Cost $10,292)	10,840
Mortgage Pass-Through Securities — 5.8%
		Federal Home Loan Mortgage Corp.,
1,174		ARM, 5.627%, 03/01/36	1,205
708		ARM, 5.656%, 03/01/36	735
293		ARM, 6.076%, 05/01/37	305
1,500		ARM, 6.099%, 10/01/37	1,596
879		ARM, 6.367%, 10/01/36	916
772		ARM, 6.591%, 08/01/36	808
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,850		4.000%, 08/01/18 – 05/01/19	2,944
1,497		4.500%, 10/01/18	1,573
206		5.000%, 05/01/18	219
1,041		5.500%, 01/01/21	1,121
926		6.500%, 07/01/14	984
119		7.000%, 05/01/11 – 06/01/11	125
287		7.500%, 09/01/10 – 01/01/17	311
1		8.500%, 06/01/10	1
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,232		6.500%, 11/01/22 – 03/01/26	2,424
583		7.000%, 01/01/27	631
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, FHA/VA,
3,548		7.500%, 01/01/32 – 12/01/36	3,994
822		10.000%, 10/01/30	967
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
599		4.000%, 09/01/33	591
201		6.000%, 02/01/29	218
1,818		6.500%, 01/01/24 – 11/01/36	1,978
1,795		7.000%, 09/01/24 – 10/01/36 (m)	1,987
204		7.500%, 10/01/19 – 10/01/30	226
198		8.000%, 08/01/27 – 03/01/30	229
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
304		7.000%, 12/01/14 – 03/01/16	324
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
7		7.500%, 02/01/17	8
13		12.000%, 08/01/15 – 07/01/19	14
—	(h)	13.000%, 06/01/14	—	(h)
—	(h)	14.500%, 12/01/10 – 03/01/11	—	(h)
—	(h)	15.000%, 03/01/11	—	(h)
		Federal National Mortgage Association,
309		ARM, 3.134%, 01/01/34	320
26		ARM, 3.750%, 10/01/33	27
694		ARM, 3.800%, 05/01/35	722
297		ARM, 5.181%, 04/01/37	311
1,249		ARM, 5.676%, 03/01/37	1,308
1,954		ARM, 5.686%, 01/01/23	2,079
1,634		ARM, 5.793%, 04/01/37	1,710
502		ARM, 5.897%, 06/01/37	530
1,234		ARM, 5.899%, 02/01/37	1,290
1,374		ARM, 6.066%, 07/01/37	1,439
437		ARM, 6.237%, 07/01/37	460
		Federal National Mortgage Association, 15 Year, Single Family,
8,160		3.500%, 09/01/18 – 07/01/19	8,131
5,417		4.000%, 07/01/18 – 12/01/18	5,655
598		4.500%, 07/01/18	631
3,311		5.000%, 05/01/18 – 11/01/18	3,524
1,925		5.500%, 08/01/17 – 07/01/20	2,069
3,685		6.000%, 01/01/14 – 08/01/22	3,973
139		6.500%, 05/01/13	150
—	(h)	7.000%, 03/01/15	—	(h)
24		7.500%, 02/01/12	25
57		8.000%, 01/01/16	60
16		8.500%, 11/01/11	17
1,389		Federal National Mortgage Association, 20 Year, Single Family, 6.500%, 11/01/18	1,509

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Securities — Continued
		Water Utilities — Continued
456		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	483
		Federal National Mortgage Association, 30 Year, Single Family,
716		5.500%, 12/01/28 – 07/01/29	762
847		6.500%, 04/01/28 – 08/01/29	920
1,546		7.000%, 03/01/28 – 06/01/33	1,718
1,699		7.500%, 09/01/25 – 11/01/38	1,873
—	(h)	8.000%, 08/01/22	—	(h)
103		8.500%, 10/01/25 – 12/01/25	118
7		9.000%, 01/01/19 – 04/01/25	8
40		12.500%, 01/01/16	43
938		Federal National Mortgage Association, 7 Year, Balloon, 3.500%, 09/01/10	952
		Federal National Mortgage Association, Other,
2,489		5.000%, 12/01/32 – 08/01/33	2,588
1,864		5.500%, 09/01/17	1,981
1,286		6.500%, 04/01/36 – 07/01/36	1,374
		Government National Mortgage Association II, 30 Year, Single Family,
24		6.500%, 02/20/29	27
131		7.500%, 08/20/25 – 07/20/27	147
262		8.000%, 08/20/26 – 08/20/28	300
		Government National Mortgage Association, 30 Year, Single Family,
598		6.500%, 02/15/28 – 10/15/29	657
216		7.000%, 01/15/23 – 02/15/28	241
204		7.250%, 07/15/21 – 01/15/28	228
105		7.500%, 10/15/22 – 09/15/29	119
9		7.750%, 02/15/27	10
8		8.500%, 11/15/25	9
150		9.000%, 04/15/16 – 01/15/25	170
5		10.000%, 11/15/20	6
3		13.000%, 01/15/15	3
		Total Mortgage Pass-Through Securities (Cost $74,098)	77,111
Municipal Bond — 0.1%
		Illinois — 0.1%
1,960		State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $1,960)	1,652
Supranational — 0.0% (g)
200		Eurasian Development Bank, (Kazakhstan), Reg. S., 7.375%, 09/29/14 (Cost $207)	213
U.S. Government Agency Securities — 1.0%
		Federal Home Loan Banks,
1,500		1.750%, 12/14/12	1,513
635		5.375%, 05/18/16 (c)	716
		Federal Home Loan Mortgage Corp.,
915		2.500%, 04/23/14	929
385		6.750%, 09/15/29	479
		Federal National Mortgage Association,
3,505		1.375%, 04/28/11	3,540
1,995		1.750%, 03/23/11	2,022
825		5.000%, 05/11/17	911
1,000		8.200%, 03/10/16	1,272
500		Financing Corp. Fico, Zero Coupon, 09/26/19	324
485		New Valley Generation II, 5.572%, 05/01/20	529
704		New Valley Generation III, 4.929%, 01/15/21	739
869		Tennessee Valley Authority, 5.250%, 09/15/39	881
		Total U.S. Government Agency Securities (Cost $13,403)	13,855
U.S. Treasury Obligations — 17.4%
		U.S. Treasury Bonds,
85		3.500%, 02/15/39	71
555		4.375%, 02/15/38	544
3,890		4.500%, 05/15/38	3,889
1,000		5.500%, 08/15/28	1,143
2,340		6.000%, 02/15/26	2,808
5,000		6.250%, 08/15/23	6,106
4,250		6.375%, 08/15/27	5,319
7,600		7.125%, 02/15/23	9,957
100		7.250%, 05/15/16	126
7,200		7.250%, 08/15/22	9,515
15,000		7.500%, 11/15/16	19,180
4,800		7.500%, 11/15/24	6,559
2,625		7.875%, 02/15/21	3,593
2,000		8.125%, 05/15/21	2,787
5,000		8.125%, 08/15/21	6,983
13,325		8.750%, 05/15/17	18,246
1,000		8.750%, 08/15/20	1,439
31,455		8.875%, 08/15/17 (m)	43,469
1,000		8.875%, 02/15/19 (c)	1,419
5,000		9.000%, 11/15/18 (m)	7,125
1,000		U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	1,634
		U.S. Treasury Notes,
3,225		0.875%, 04/30/11	3,243
10		1.000%, 08/31/11 (k)	10
90		1.000%, 10/31/11	91

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — Continued
	Illinois — Continued
4,000	1.375%, 09/15/12	4,027
11,900	1.375%, 10/15/12 (c)	11,972
10,000	1.875%, 06/15/12	10,209
225	2.250%, 05/31/14	228
100	2.375%, 03/31/16	98
1,000	3.125%, 10/31/16	1,011
880	3.125%, 05/15/19	852
320	4.000%, 02/15/15	347
	U.S. Treasury STRIPS,
308	05/15/14	283
2,000	11/15/14	1,800
2,425	11/15/15	2,080
3,980	05/15/16	3,316
3,916	02/15/17	3,132
5,991	05/15/17	4,731
9,248	08/15/17 (c)	7,183
16,170	11/15/17	12,391
6,000	02/15/18	4,539
199	05/15/18	149
1,606	08/15/18	1,179
5,185	11/15/20 (c)	3,350
4,000	08/15/24	2,062
2,900	02/15/25	1,456
	Total U.S. Treasury Obligations (Cost $224,622)	231,651

SHARES
Common Stocks — 0.2%
		Consumer Discretionary — 0.1%
		Leisure Equipment & Products — 0.0% (g)
31		True Temper Holdings Corp., Inc. (a) (f) (i)	216
		Media — 0.1%
15		Dex One Corp. (a)	438
12		SuperMedia, Inc. (a)	487
1		Time Warner Cable, Inc.	25
			950
		Total Consumer Discretionary	1,166
		Consumer Staples — 0.0% (g)
		Food Products — 0.0% (g)
40		Eurofresh, Inc., ADR (a) (f) (i)	20
		Household Products — 0.0% (g)
13		Spectrum Brands, Inc. (a)	303
		Total Consumer Staples	323
		Industrials — 0.1%
		Airlines — 0.0% (g)
20		Delta Air Lines, Inc. (a)	254
		Commercial Services & Supplies — 0.0% (g)
18		World Color Press, Inc., (Canada) (a)	202
		Industrial Conglomerates — 0.1%
1		Milacron Corp. (a) (f) (i)	573
		Total Industrials	1,029
		Information Technology — 0.0% (g)
		Semiconductors & Semiconductor Equipment — 0.0% (g)
695		MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), ADR (a) (f) (i)	97
		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
8		Constar International, Inc. (a)	128
14		Portola Packaging (a) (f) (i)	57
		Total Materials	185
		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
3		AboveNet, Inc. (a)	209
—	(h)	XO Holdings, Inc. (a)	—	(h)
			209
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)
		Total Telecommunication Services	209
		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
1		NRG Energy, Inc. (a)	22
		Total Common Stocks (Cost $5,503)	3,031
Preferred Stocks — 0.2%
		Consumer Discretionary — 0.1%
		Auto Components — 0.0% (g)
—	(h)	Remy International, Inc., Series B, VAR, 21.054%, (a) (x)	371
		Household Durables — 0.1%
49		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	791
		Total Consumer Discretionary	1,162

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
		Consumer Staples — 0.0% (g)
		Food Products — 0.0% (g)
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	53
		Financials — 0.1%
		Commercial Banks — 0.1%
20		CoBank ACB, 7.000%, 03/30/10 (e) (f) (i) (x)	769
15		CoBank ACB, Series Series D, 11.000%, 10/01/14 (x)	813
		Total Financials	1,582
		Total Preferred Stocks (Cost $2,940)	2,797

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — 3.1%
		Consumer Discretionary — 1.0%
		Automobiles — 0.1%
		Ford Motor Co.,
84		3.240%, 12/15/13	78
1,416		3.260%, 12/15/13	1,328
			1,406
		Gaming — 0.2%
		CCM Merger, Inc., Term Loan B,
1,432		8.500%, 07/13/12	1,408
375		8.500%, 07/13/12	368
178		8.500%, 07/13/12	176
500		HSP Gaming, LP, Term Loan, 11.250%, 9/23/14	499
556		Venetian Macau, Term B Funded Project Loan, 4.760%, 05/25/13	528
			2,979
		Hotels, Restaurants & Leisure — 0.0% (g)
423		Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14	77
845		Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	158
			235
		Media — 0.6%
2,000		Clear Channel Communications, Inc., Term Loan B, 3.879%, 01/29/16	1,564
		Dex Media West, New Term Loan,
242		7.500%, 10/24/14	230
99		7.500%, 10/24/14	95
242		7.500%, 10/24/14	230
145		High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	128
2,587		Idearc, Inc., Exit Term Loan, 11.000%, 12/31/15	2,372
549		Newport Television LLC, Term Loan, 9.000%, 09/14/16	487
1,750		Newsday, Term Loan B, 10.500%, 08/01/13	1,871
		Univision Communications, Inc., 1st Lien Term Loan,
30		2.501%, 09/20/14	26
470		2.501%, 09/20/14	404
			7,407
		Specialty Retail — 0.1%
		Claire’s Stores, Term Loan B,
1,314		05/29/14ˆ	1,089
181		3.001%, 05/29/14	150
406		3.001%, 05/29/14	337
			1,576
		Textiles, Apparel & Luxury Goods — 0.0% (g)
312		Polymer Group, Inc., Term Loan B, 7.000%, 11/22/14	312
		Total Consumer Discretionary	13,915
		Consumer Staples — 0.2%
		Food Products — 0.0% (g)
150		Bolthouse Farms, 1st Lien Term Loan, 5.500%, 02/01/16	150
		Household Products — 0.2%
36		Spectrum Brands, Inc., Letter of Credit, 1.500%, 06/30/12	36
		Spectrum Brands, Inc., Term Loan B,
721		8.000%, 06/30/12	719
668		8.000%, 06/30/12	666
668		8.000%, 06/30/12	666
98		8.000%, 06/30/12	97
4		8.750%, 06/30/12	4
—	(h)	2,281.250%, 06/30/12	—	(h)
			2,188
		Total Consumer Staples	2,338

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
		Energy — 0.0% (g)
		Oil, Gas & Consumable Fuels — 0.0% (g)
175		Big West Oil, Term Loan B, 01/22/15ˆ	176
		Financials — 0.4%
		Diversified Financial Services — 0.3%
1,981		Capmark Financial Group, 1st Lien Term Loan, 4.750%, 03/23/13	1,573
		Capmark Financial Group, Term Loan,
850		03/23/13ˆ	254
3,122		03/23/13ˆ	931
		CIT Group, Inc., New Term Loan,
360		13.000%, 01/20/12	371
360		13.000%, 01/20/12	372
360		13.000%, 01/20/12	371
360		13.000%, 01/20/12	371
360		13.000%, 01/20/12	371
			4,614
		Insurance — 0.0% (g)
90		USI Holdings, Term Loan, 7.000%, 05/04/14	87
		Real Estate Investment Trusts (REITs) — 0.1%
450		General Growth Properties, Inc., 02/24/10 (d)	456
1,000		General Growth Properties, Term Loan A, 02/24/10 (d)	1,015
			1,471
		Total Financials	6,172
		Industrials — 0.4%
		Airlines — 0.1%
		Delta Airlines, Inc., 1st Lien Term Loan,
37		0.094%, 04/30/12	34
15		2.249%, 04/30/12	14
928		2.251%, 04/30/12	865
			913
		Building Products — 0.1%
73		Jacuzzi Brands, Inc., 1st Lien Letter of Credit, 0.151%, 02/07/14 (f) (i)	56
2,464		Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.499%, 02/07/14 (f) (i)	1,905
			1,961
		Commercial Services & Supplies — 0.2%
		Clarke American Corp., Term Loan B,
489		2.729%, 06/27/14	427
871		2.751%, 06/27/14	761
782		2.751%, 06/27/14	684
311		2.751%, 06/27/14	272
—	(h)	2.761%, 06/27/14	—	(h)
			2,144
		Total Industrials	5,018

		Information Technology — 0.2%
		IT Services — 0.2%
901		CompuCom Systems, Term Loan, 3.730%, 08/23/14 (f) (i)	852
		First Data Corp., Initial Tranche B-1 Term Loan,
785		2.979%, 09/24/14	687
24		2.999%, 09/24/14	21
43		3.001%, 09/24/14	37
		First Data Corp., Initial Tranche B-3 Term Loan,
557		2.999%, 09/24/14	488
29		3.001%, 09/24/14	25
			2,110
		Semiconductors & Semiconductor Equipment — 0.0% (g)
275		Ati Acquisition Co., Term Loan B, 8.250%, 12/31/14	264
		Total Information Technology	2,374
		Materials — 0.5%
		Chemicals — 0.3%
1,435		Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.501%, 05/15/14 (f) (i)	1,335
60		Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.729%, 12/20/13	42
26		Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.729%, 12/20/13	18
76		Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.979%, 12/22/14	53
76		Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.979%, 12/22/14	53
76		Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.979%, 12/22/14	53
		Lyondell Chemical Co., Roll-Up DIP Term Loan,
337		5.792%, 04/06/10	354
200		6.560%, 04/06/10	210
188		Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.729%, 12/20/13	132
328		Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	230
328		Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	230
968		Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	677

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Chemicals — Continued
99	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.729%, 12/20/13	69
		3,456
	Containers & Packaging — 0.0% (g)
	Reynolds Group Holdings, Term Loan,
68	6.250%, 11/05/15	69
332	6.250%, 11/05/15	333
		402
	Diversified Manufacturing — 0.1%
981	BOC Edwards, 1st Priority Lien Term Loan, 2.252%, 05/31/14	781
	Paper & Forest Products — 0.1%
1,734	Abitibi, Inc., Term Loan, 11.000%, 03/31/11	1,700
	Total Materials	6,339
Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
963	Calpine Corp., 1st Priority Lien, Term Loan, 3.135%, 03/29/14	904
293	NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.151%, 02/01/13	283
	NRG Energy, Inc. (Opco), Term Loan B,
165	1.968%, 02/01/13	159
169	1.979%, 02/01/13	162
1,227	2.001%, 02/01/13	1,184
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
2,419	3.728%, 10/10/14	1,950
25	3.751%, 10/10/14	20
	Total Utilities	4,662
	Total Loan Participations & Assignments (Cost $42,007)	40,994

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Warrant — 0.0% (g)
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
	World Color Press, Inc.,
10	expiring 7/20/2014 (Strike Price $13.00) (a)	56
10	expiring 7/20/2014 (Strike Price $16.30) (a)	66
	Total Industrials	122
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc., Class W, expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	26
	Total Warrants (Cost $707)	148

SHARES
Short-Term Investment — 6.5%
	Investment Company — 6.5%
86,930	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $86,930)	86,930
Investments of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
17,954	JPMorgan Prime Money Market Fund, Capital Shares, 0.090% (b) (l) (Cost $17,954)	17,954
	Total Investments — 101.1% (Cost $1,323,331)	1,346,451
	Liabilities in Excess of Other Assets — (1.1)%	(14,197)
	NET ASSETS — 100.0%	$1,332,254

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	30 Year U.S. Treasury Bond	06/21/10	589	6
1	2 Year U.S. Treasury Note	06/30/10	217	1
	Short Futures Outstanding
(1)	10 Year U.S. Treasury Note	06/21/10	(117)	(1)
(5)	5 Year U.S. Treasury Note	06/30/10	(580)	(2)
				$4

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,500,000 MXN	03/31/10	115	117	2

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,500,000 MXN	03/31/10	113	117	(4)

Credit Default Swaps—Sell Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 2/28/10 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [4]
Goldman Sachs Capital Management:
FSA Global Funding Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	4.803%	1,000	(76)	—

[1]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   95

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 44.3%
	Agency CMO — 44.3%
	Federal Home Loan Mortgage Corp. REMICS,
134	Series 1343, Class LA, 8.000%, 08/15/22	148
928	Series 1367, Class K, 5.500%, 09/15/22	1,003
179	Series 1591, Class E, 10.000%, 10/15/23	202
1,607	Series 1633, Class Z, 6.500%, 12/15/23	1,754
2,312	Series 1694, Class PK, 6.500%, 03/15/24	2,529
8,835	Series 1785, Class A, 6.000%, 10/15/23	9,394
500	Series 1999, Class PU, 7.000%, 10/15/27	549
870	Series 2031, Class PG, 7.000%, 02/15/28	965
2,416	Series 2035, Class PC, 6.950%, 03/15/28	2,562
2,091	Series 2064, Class PD, 6.500%, 06/15/28 (m)	2,237
1,934	Series 2095, Class PE, 6.000%, 11/15/28	2,103
646	Series 2152, Class BD, 6.500%, 05/15/29	711
4,181	Series 2162, Class TH, 6.000%, 06/15/29	4,549
352	Series 2345, Class PQ, 6.500%, 08/15/16	381
2,174	Series 2367, Class ME, 6.500%, 10/15/31	2,378
6,700	Series 2480, Class EJ, 6.000%, 08/15/32	7,284
6,000	Series 2562, Class PG, 5.000%, 01/15/18	6,432
4,282	Series 2571, Class PV, 5.500%, 01/15/14	4,598
8,305	Series 2580, Class QM, 5.000%, 10/15/31	8,684
2,801	Series 2611, Class QZ, 5.000%, 05/15/33	2,760
10,000	Series 2630, Class KS, 4.000%, 01/15/17	10,378
10,000	Series 2631, Class TE, 4.500%, 02/15/28	10,218
974	Series 2647, Class A, 3.250%, 04/15/32	980
6,331	Series 2651, Class VZ, 4.500%, 07/15/18	6,671
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,623
10,000	Series 2684, Class PD, 5.000%, 03/15/29	10,536
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,603
8,588	Series 2727, Class PE, 4.500%, 07/15/32	8,987
5,000	Series 2749, Class TD, 5.000%, 06/15/21	5,249
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,151
4,730	Series 2780, Class TD, 5.000%, 04/15/28	4,957
7,450	Series 2841, Class AT, 4.000%, 08/15/19	7,620
3,370	Series 2882, Class QD, 4.500%, 07/15/34	3,540
4,788	Series 2927, Class GA, 5.500%, 10/15/34	5,166
5,000	Series 2929, Class PC, 5.000%, 01/15/28	5,196
5,500	Series 2931, Class QD, 4.500%, 02/15/20	5,788
12,301	Series 2976, Class HP, 4.500%, 01/15/33	12,615
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	11,194
4,162	Series 3045, Class HN, 4.500%, 09/15/33	4,275
3,074	Series 3085, Class VS, HB, IF, 27.797%, 12/15/35	4,329
5,500	Series 3114, Class KB, 5.000%, 09/15/27	5,824
6,718	Series 3181, Class OP, PO, 07/15/36	5,645
4,500	Series 3188, Class GE, 6.000%, 07/15/26	4,954
20,066	Series 3325, Class JL, 5.500%, 06/15/37	21,580
6,000	Series 3341, Class PE, 6.000%, 07/15/37	6,529
133	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	30
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,869	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	3,135
3,333	Series T-54, Class 2A, 6.500%, 02/25/43	3,600
1,350	Series T-56, Class A, PO, 05/25/43	952
2,090	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	2,257
	Federal National Mortgage Association Interest STRIPS,
4,261	Series 278, Class 1, VAR, 2.471%, 08/01/25	3,733
1,950	Series 278, Class 3, VAR, 2.150%, 11/01/23	1,706
3,602	Series 343, Class 23, IO, 4.000%, 10/01/18	315
	Federal National Mortgage Association REMICS,
182	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	208
127	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	138
429	Series 1993-110, Class H, 6.500%, 05/25/23	458
336	Series 1993-146, Class E, PO, 05/25/23	295
5,877	Series 1993-155, Class PJ, 7.000%, 09/25/23	6,532
63	Series 1993-205, Class H, PO, 09/25/23	54
91	Series 1993-217, Class H, PO, 08/25/23	79
70	Series 1993-228, Class G, PO, 09/25/23	60
2,004	Series 1994-37, Class L, 6.500%, 03/25/24	2,184
5,985	Series 1994-43, Class PJ, 6.350%, 12/25/23	6,219
7,202	Series 1994-51, Class PV, 6.000%, 03/25/24	7,871
4,107	Series 1994-62, Class PJ, 7.000%, 01/25/24	4,283
3,987	Series 1998-58, Class PC, 6.500%, 10/25/28	4,368
663	Series 2000-8, Class Z, 7.500%, 02/20/30	729
2,746	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	483
1,006	Series 2002-2, Class UC, 6.000%, 02/25/17	1,080
1,752	Series 2002-3, Class PG, 5.500%, 02/25/17	1,884
6,502	Series 2002-73, Class OE, 5.000%, 11/25/17	6,918
1,474	Series 2002-86, Class EJ, 5.500%, 12/25/32	1,504
2,610	Series 2002-92, Class FB, VAR, 0.879%, 04/25/30	2,601
6,847	Series 2003-21, Class PZ, 4.500%, 03/25/33	6,862
15,200	Series 2003-35, Class MD, 5.000%, 11/25/16	15,769
912	Series 2003-67, Class SA, IF, HB, 44.013%, 10/25/31	1,576

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
660		Series 2003-70, Class BE, 3.500%, 12/25/25	662
5,000		Series 2003-74, Class VL, 5.500%, 11/25/22	5,384
20,000		Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	21,354
5,000		Series 2003-92, Class VH, 5.000%, 02/25/19	5,303
10,000		Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	10,424
16,000		Series 2004-7, Class JK, 4.000%, 02/25/19	16,489
4,579		Series 2004-46, Class QD, IF, HB, 23.085%, 03/25/34	5,580
5,695		Series 2004-54, Class FL, VAR, 0.629%, 07/25/34	5,658
10,308		Series 2004-60, Class PA, 5.500%, 04/25/34	11,022
5,000		Series 2005-16, Class LC, 5.500%, 05/25/28	5,200
7,805		Series 2005-22, Class EH, 5.000%, 04/25/35	8,036
3,449		Series 2005-29, Class AK, 4.500%, 04/25/35	3,657
7,080		Series 2005-58, Class EP, 5.500%, 07/25/35	7,638
7,000		Series 2005-62, Class DX, 5.000%, 05/25/34	7,406
6,508		Series 2005-83, Class LA, 5.500%, 10/25/35	7,031
5,498		Series 2005-116, Class PC, 6.000%, 01/25/36	6,033
33,773		Series 2006-51, Class FP, VAR, 0.579%, 03/25/36	33,290
2,178		Series 2006-69, Class SP, IF, 14.533%, 05/25/30	2,413
594		Series 2006-81, Class FA, VAR, 0.579%, 09/25/36	590
7,309		Series 2006-110, Class PO, PO, 11/25/36	5,954
7,773		Series 2007-76, Class PE, 6.000%, 08/25/37	8,416
1,999		Series 2009-89, Class A1, 5.410%, 05/25/35	2,086
35		Series G92-35, Class EB, 7.500%, 07/25/22	39
419		Series G92-44, Class ZQ, 8.000%, 07/25/22	466
		Federal National Mortgage Association Whole Loan,
562		Series 1999-W4, Class A9, 6.250%, 02/25/29	603
4,427		Series 2002-W7, Class A4, 6.000%, 06/25/29	4,762
1,555		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	1,679
734		Series 2003-W1, Class 2A, 7.500%, 12/25/42	815
6,745		Series 2003-W18, Class 1A6, 5.370%, 08/25/43	7,064
5,716		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	6,173
		Government National Mortgage Association,
1,064		Series 1998-22, Class PD, 6.500%, 09/20/28	1,128
612		Series 1999-17, Class L, 6.000%, 05/20/29	650
6,000		Series 2001-10, Class PE, 6.500%, 03/16/31	6,456
5,838		Series 2001-64, Class PB, 6.500%, 12/20/31	6,447
28,756		Series 2003-59, Class XA, IO, VAR, 2.049%, 06/16/34	2,055
3,285		Series 2004-27, Class PD, 5.500%, 04/20/34	3,446
2,842		Series 2004-62, Class VA, 5.500%, 07/20/15	3,039
15,152		Series 2005-28, Class AJ, 5.500%, 04/20/35	16,127
16,624		Series 2008-40, Class SA, IF, IO, 6.168%, 05/16/38	1,916
28,693		Series 2009-42, Class TX, 4.500%, 06/20/39	28,459
9,719		Series 2009-52, Class MA, 5.000%, 11/20/36	10,344
4,752		Series 2009-69, Class WM, 5.500%, 08/20/39	5,044
			616,052
		Total Collateralized Mortgage Obligations (Cost $581,681)	616,052
Mortgage Pass-Through Securities — 11.8%
		Federal Home Loan Mortgage Corp.,
24		ARM, 2.516%, 07/01/30	24
320		ARM, 2.771%, 01/01/27	325
37		ARM, 2.973%, 04/01/30	38
121		ARM, 3.003%, 08/01/18	120
50		ARM, 3.125%, 06/01/18	49
43		ARM, 3.253%, 03/01/18	43
28		ARM, 3.344%, 02/01/19	27
147		ARM, 3.526%, 01/01/21	146
85		ARM, 3.808%, 11/01/18	87
5		ARM, 3.829%, 01/01/20	5
6,669		ARM, 6.023%, 03/01/37	6,954
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
925		5.000%, 12/01/13 – 12/01/16	967
832		6.000%, 04/01/14	895
1,105		6.500%, 12/01/12 – 06/01/14	1,174
—	(h)	7.000%, 12/01/14	—	(h)
—	(h)	7.500%, 09/01/10	—	(h)
2,505		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	2,592
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,524		5.500%, 11/01/33	2,678
550		6.000%, 02/01/32	597
1,966		6.500%, 01/01/24 – 07/01/29	2,154
1,926		7.000%, 08/01/25 – 09/01/29 (m)	2,161
114		7.500%, 09/01/24 – 08/01/25	128
147		8.000%, 11/01/24 – 09/01/25	170
281		8.500%, 05/01/24 – 07/01/28	324
9		9.000%, 10/01/17 – 11/01/21	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   97

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
40		ARM, 2.625%, 06/01/17	40
58		ARM, 2.694%, 06/01/29	59
51		ARM, 2.744%, 06/01/20	52
83		ARM, 2.997%, 10/01/14	84
397		ARM, 3.078%, 11/01/27 – 08/01/41	399
148		ARM, 3.111%, 07/01/17	152
8		ARM, 3.125%, 07/01/27	9
33		ARM, 3.333%, 04/01/19	34
179		ARM, 3.375%, 08/01/30	182
31		ARM, 3.625%, 09/01/17	31
230		ARM, 3.669%, 08/01/19	236
34		ARM, 3.777%, 10/01/16	35
44		ARM, 3.825%, 08/01/19	45
175		ARM, 3.855%, 09/01/27	180
252		ARM, 3.875%, 06/01/15 – 01/01/29	263
131		ARM, 3.939%, 09/01/14	134
18		ARM, 4.325%, 11/01/16	18
7		ARM, 5.575%, 01/01/16	7
25		ARM, 6.000%, 12/01/18	25
		Federal National Mortgage Association, 15 Year, Single Family,
44,526		4.000%, 04/01/19 – 02/01/25	45,597
3,986		4.500%, 03/01/19	4,210
2,853		5.500%, 11/01/16 – 03/01/18	3,065
312		6.000%, 03/01/11 – 08/01/14	331
9		6.500%, 12/01/10	9
6		7.000%, 07/01/10	6
154		8.000%, 11/01/12	164
		Federal National Mortgage Association, 20 Year, Single Family,
1,837		5.000%, 11/01/23	1,923
2,553		6.000%, 03/01/22	2,750
110		7.500%, 06/01/14 – 07/01/14	120
		Federal National Mortgage Association, 30 Year, Single Family,
4,110		4.500%, 03/01/38	4,167
6,484		5.000%, 11/01/33	6,757
46,299		5.500%, 02/01/29 – 05/01/36 (m)	48,972
6,223		6.000%, 07/01/36	6,622
1,250		6.500%, 06/01/26 – 04/01/32	1,352
7,327		7.000%, 02/01/24 – 03/01/35	8,170
461		7.500%, 03/01/30 – 04/01/30	519
233		10.000%, 10/01/16 – 11/01/21	257
241		Federal National Mortgage Association, Other, 6.000%, 09/01/28	258
		Government National Mortgage Association II, 30 Year, Single Family,
480		8.000%, 11/20/26 – 11/20/27	550
		Government National Mortgage Association, 30 Year, Single Family,
70		6.000%, 10/15/23	76
1,499		6.500%, 05/15/23 – 02/15/24 (m)	1,619
613		7.000%, 12/15/22 – 06/15/28	681
637		7.500%, 02/15/22 – 02/15/28	718
281		8.000%, 07/15/22 – 08/15/26	323
9		8.500%, 10/15/24	11
713		9.000%, 06/15/16 – 11/15/24	814
41		9.500%, 08/15/16 – 12/15/20	46
		Total Mortgage Pass-Through Securities (Cost $156,504)	163,740
U.S. Government Agency Securities — 15.1%
12,824		Federal Farm Credit Bank, 5.750%, 12/07/28	14,219
		Federal National Mortgage Association,
21,000		Zero Coupon, 10/09/19	12,355
34,750		5.738%, 11/15/20	20,946
10,000		6.250%, 05/15/29	11,742
8,000		6.630%, 05/15/23	4,097
9,200		Federal National Mortgage Association STRIPS, 05/29/26	3,938
26,153		Financing Corp., Principal STRIPS, Series 12P, 2/06/18	17,856
		Residual Funding Corp., Principal STRIPS,
34,520		10/15/19	22,882
78,000		07/15/20	49,224
5,000		04/15/30	1,790
		Resolution Funding Corp. Interest STRIPS,
50,000		07/15/20	31,437
15,000		04/15/28	5,885
14,740		Tennessee Valley Authority Principal STRIPS, 12/15/17	10,682
4,500		Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	3,551
		Total U.S. Government Agency Securities (Cost $190,088)	210,604
U.S. Treasury Obligations — 23.9%
		U.S. Treasury Bonds,
20,000		5.250%, 11/15/28	22,225
20,000		5.250%, 02/15/29	22,219
2,500		7.125%, 02/15/23	3,275

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
13,140	7.250%, 05/15/16	16,508
3,935	7.250%, 08/15/22	5,201
3,635	8.000%, 11/15/21	5,042
4,085	8.875%, 08/15/17	5,645
1,020	9.000%, 11/15/18	1,453
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15	5,204
1,655	05/15/15	1,457
600	08/15/15	521
8,810	11/15/15	7,557
1,190	05/15/16	991
	U.S. Treasury Bonds Principal STRIPS,
1,900	08/15/15	1,651
72,500	05/15/20	48,395
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	25,245
1,450	1.625%, 01/15/15	1,722
25,000	2.375%, 04/15/11	28,166
	U.S. Treasury Notes,
50,000	3.375%, 11/15/19	49,129
25,000	3.750%, 11/15/18	25,586
2,085	3.875%, 02/15/13	2,243
6,430	4.250%, 08/15/13	7,021
25,000	4.250%, 11/15/17	26,804
10,000	4.500%, 09/30/11	10,621
2,015	4.750%, 05/15/14	2,249
6,750	5.750%, 08/15/10	6,923
	Total U.S. Treasury Obligations (Cost $315,529)	333,053

SHARES
Short-Term Investment — 8.3%
	Investment Company — 8.3%
114,616	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $114,616)	114,616
	Total Investments — 103.4% (Cost $1,358,418)	1,438,065
	Liabilities in Excess of Other Assets — (3.4)%	(46,741)
	NET ASSETS — 100.0%	$1,391,324

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   99

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.1%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.929%, 01/25/35 (f) (i)	23
	Long Beach Mortgage Loan Trust,
408	Series 2004-2, Class B, VAR, 3.729%, 06/25/34 (e) (f) (i)	30
127	Series 2004-5, Class M6, VAR, 2.729%, 09/25/34 (f) (i)	11
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,852
	Total Asset-Backed Securities (Cost $7,814)	6,916
Corporate Bonds — 81.7%
	Consumer Discretionary — 22.6%
	Auto Components — 0.7%
	Affinia Group, Inc.,
12,450	9.000%, 11/30/14 (m)	12,154
4,385	10.750%, 08/15/16 (e)	4,758
4,162	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	3,912
151	ArvinMeritor, Inc., 8.750%, 03/01/12	161
8,150	DPH Holdings Corp., 7.125%, 05/01/29 (d)	183
8,678	Exide Technologies, 10.500%, 03/15/13 (c)	8,439
	Goodyear Tire & Rubber Co. (The),
1,599	9.000%, 07/01/15 (c)	1,649
1,392	10.500%, 05/15/16	1,500
1,000	TRW Automotive, Inc., 8.875%, 12/01/17 (e)	1,008
1,941	UCI Holdco, Inc., PIK, 9.250%, 12/15/13	1,786
3,075	United Components, Inc., 9.375%, 06/15/13	3,052
		38,602
	Automobiles — 1.6%
	Ford Holdings LLC,
23,357	9.300%, 03/01/30 (m)	23,182
7,750	9.375%, 03/01/20	7,672
	Ford Motor Co.,
325	7.500%, 08/01/26	272
4,545	7.750%, 06/15/43	3,636
2,675	8.900%, 01/15/32	2,454
3,529	9.215%, 09/15/21	3,441
6,228	9.980%, 02/15/47	6,119
	Motors Liquidation Co.,
3,415	03/15/36 (d)	495
50	1.500%, 06/01/49 (a)	337
973	5.250%, 03/06/32	6,557
953	6.250%, 07/15/33	6,476
955	6.750%, 05/01/28 (d)	272
246	7.250%, 04/15/41	1,638
284	7.250%, 07/15/41 (c)	1,895
548	7.250%, 02/15/52	3,651
404	7.375%, 05/15/48	2,692
47	7.375%, 10/01/51	311
12,550	8.100%, 06/15/24 (d)	3,640
9,000	8.250%, 07/15/23 (d)	2,677
34,006	8.375%, 07/15/33 (d)	10,287
6,000	Navistar International Corp., 8.250%, 11/01/21	6,090
		93,794
	Broadcasting & Cable TV — 2.7%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09	14
1,450	8.125%, 07/15/03	18
3,175	9.375%, 11/15/09 (c)	40
3,500	10.875%, 10/01/10	44
9,055	Adelphia Recovery Trust, Contingent Value	299
7,160	Cablevision Systems Corp., 8.625%, 09/15/17 (e)	7,375
25,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (m)	25,375
	Charter Communications Operating LLC/Charter Communications Operating Capital,
7,550	8.375%, 04/30/14 (e)	7,663
6,150	10.875%, 09/15/14 (e)	6,850
3,926	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	4,059
	DISH DBS Corp.,
3,600	6.625%, 10/01/14	3,609
7,500	7.000%, 10/01/13	7,669
2,100	7.875%, 09/01/19	2,163
7,250	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	7,322
10,330	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19 (e)	10,382
5,940	Sirius XM Radio, Inc., 9.750%, 09/01/15 (e)	6,207
15,232	Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	16,603
5,525	UPC Germany GmbH, (Germany), 8.125%, 12/01/17 (e)	5,525
	Videotron Ltee, (Canada),
10,325	6.875%, 01/15/14 (m)	10,364
4,600	9.125%, 04/15/18 (e)	4,979
480	9.125%, 04/15/18	522
	Virgin Media Finance plc, (United Kingdom),
2,450	8.375%, 10/15/19	2,465

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
900	8.750%, 04/15/14	920
14,050	9.125%, 08/15/16	14,507
2,000	9.500%, 08/15/16	2,120
11,625	XM Satellite Radio, Inc., 13.000%, 08/01/13 (c) (e)	12,729
		159,823
	Distributors — 0.3%
15,505	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	15,544
	Diversified Consumer Services — 1.2%
3,000	Carriage Services, Inc., 7.875%, 01/15/15	2,887
17,380	Knowledge Learning Corp., 7.750%, 02/01/15 (e) (m)	16,511
5,750	Mac-Gray Corp., 7.625%, 08/15/15	5,635
	Service Corp. International,
925	6.750%, 04/01/15	916
3,000	6.750%, 04/01/16	2,940
12,755	7.000%, 06/15/17 (m)	12,500
3,700	7.375%, 10/01/14 (m)	3,765
3,850	7.625%, 10/01/18	3,869
2,250	7.875%, 02/01/13 (m)	2,250
4,000	8.000%, 11/15/21	3,990
3,550	Sotheby’s, 7.750%, 06/15/15	3,479
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	5,550
5,625	3.375%, 07/15/16	4,521
		68,813
	Gaming — 2.8%
	Chukchansi Economic Development Authority,
18,598	8.000%, 11/15/13 (c) (e)	15,064
5,000	VAR, 4.024%, 11/15/12 (e)	3,900
2,575	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	2,961
4,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	43
	Harrah’s Operating Co., Inc.,
30,500	10.000%, 12/15/18 (c)	23,028
12,000	11.250%, 06/01/17	12,450
13,488	Isle of Capri Casinos, Inc., 7.000%, 03/01/14 (c)	10,959
1,000	Mandalay Resort Group, 6.375%, 12/15/11	940
	Mashantucket Western Pequot Tribe,
3,982	5.912%, 09/01/21 (e)	2,469
9,770	8.500%, 11/15/15 (e)	2,540
	MGM Mirage,
151	5.875%, 02/27/14	127
4,500	6.625%, 07/15/15 (c)	3,555
21,850	6.750%, 09/01/12 (c)	20,211
625	7.500%, 06/01/16 (c)	495
3,025	7.625%, 01/15/17 (c)	2,405
2,900	8.375%, 02/01/11 (c)	2,828
850	10.375%, 05/15/14 (e)	901
1,500	11.125%, 11/15/17 (e)	1,620
6,400	11.375%, 03/01/18 (c) (e)	5,920
151	Mohegan Tribal Gaming Authority, 7.125%, 08/15/14	112
	Peninsula Gaming LLC,
2,005	8.375%, 08/15/15 (e)	1,915
5,615	10.750%, 08/15/17 (e)	5,474
	San Pasqual Casino,
11,459	8.000%, 09/15/13 (e)	10,886
500	Scientific Games International, Inc., 9.250%, 06/15/19	529
9,775	Seminole Hard Rock Entertainment, Inc., VAR, 2.754%, 03/15/14 (e)	8,700
14,300	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	11,368
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
11,976	6.625%, 12/01/14 (c) (m)	11,587
1,250	7.875%, 11/01/17 (e)	1,237
		164,224
	Hotels, Restaurants & Leisure — 1.7%
11,000	AMC Entertainment, Inc., 8.750%, 06/01/19 (m)	11,358
4,500	Cinemark USA, Inc., 8.625%, 06/15/19	4,680
	Host Hotels & Resorts LP,
1,050	6.875%, 11/01/14	1,045
1,151	7.125%, 11/01/13	1,164
5,000	9.000%, 05/15/17 (c) (e)	5,350
5,195	Landry’s Restaurants, Inc., 11.625%, 12/01/15 (e)	5,429
2,550	O’Charley’s, Inc., 9.000%, 11/01/13	2,537
5,525	Real Mex Restaurants, Inc., 14.000%, 01/01/13	5,124
	Royal Caribbean Cruises Ltd., (Liberia),
1,059	6.875%, 12/01/13	1,054
1,000	7.000%, 06/15/13	993
6,666	7.250%, 06/15/16	6,499
11,820	11.875%, 07/15/15	13,386

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   101

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
9,129	Six Flags Operations, Inc., 12.250%, 07/15/16 (d) (e)	10,133
	Speedway Motorsports, Inc.,
4,650	6.750%, 06/01/13	4,569
7,500	8.750%, 06/01/16	7,912
5,200	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	5,551
	Universal City Development Partners Ltd.,
4,150	8.875%, 11/15/15 (c) (e)	4,181
8,450	10.875%, 11/15/16 (e)	8,746
		99,711
	Household Durables — 1.5%
5,000	Centex Corp., 6.500%, 05/01/16	5,075
	D.R. Horton, Inc.,
1,015	5.375%, 06/15/12	1,025
8,378	5.625%, 09/15/14	8,253
1,775	5.625%, 01/15/16	1,686
1,000	6.125%, 01/15/14	1,000
100	6.500%, 04/15/16	98
4,900	6.875%, 05/01/13	5,096
16,000	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	16,720
	KB Home,
4,275	5.875%, 01/15/15	3,997
3,450	7.250%, 06/15/18	3,243
5,000	9.100%, 09/15/17	5,188
12,968	M/I Homes, Inc., 6.875%, 04/01/12	12,579
	Meritage Homes Corp.,
8,612	6.250%, 03/15/15	8,117
4,199	7.000%, 05/01/14	4,073
	Standard Pacific Corp.,
11,201	6.250%, 04/01/14 (c)	10,081
3,295	7.000%, 08/15/15	2,965
		89,196
	Household Products — 0.0% (g)
2,205	Libbey Glass, Inc., 10.000%, 02/15/15 (e)	2,282
	Leisure Equipment & Products — 0.3%
	Eastman Kodak Co.,
2,040	7.250%, 11/15/13	1,923
13,750	9.750%, 03/01/18 (e)	13,440
5,350	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	4,949
		20,312
	Media — 4.9%
15,305	Allbritton Communications Co., 7.750%, 12/15/12 (m)	15,171
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	3,517
15,400	Block Communications, Inc., 8.250%, 12/15/15 (e)	15,169
	Clear Channel Worldwide Holdings, Inc.,
4,500	9.250%, 12/15/17 (e)	4,590
18,640	9.250%, 12/15/17 (e)	19,153
6,600	Fisher Communications, Inc., 8.625%, 09/15/14	6,328
	Gannett Co., Inc.,
7,950	8.750%, 11/15/14 (e)	8,318
6,350	9.375%, 11/15/17 (e)	6,643
2,300	Inmarsat Finance plc, (United Kingdom), 7.375%, 12/01/17 (e)	2,357
20,315	Intelsat Intermediate Holding Co. S.A., (Bermuda), SUB, 9.500%, 02/01/15 (m)	20,975
	Intelsat Jackson Holdings S.A., (Bermuda),
5,250	8.500%, 11/01/19 (e)	5,315
12,780	11.250%, 06/15/16	13,643
	Intelsat Luxembourg S.A., (Bermuda),
7,662	PIK, 11.500%, 02/04/17	7,489
39,250	SUB, 11.250%, 02/04/17 (a) (m)	39,790
	Intelsat Subsidiary Holding Co. S.A., (Bermuda),
3,240	8.875%, 01/15/15 (e)	3,289
11,000	8.875%, 01/15/15	11,220
2,500	Interpublic Group of Cos., Inc., 10.000%, 07/15/17	2,719
	Lamar Media Corp.,
2,710	6.625%, 08/15/15	2,534
4,000	6.625%, 08/15/15 (c)	3,820
	LBI Media, Inc.,
925	8.500%, 08/01/17 (e)	782
625	SUB, 11.000%, 10/15/13	478
2,350	McClatchy Co./The, 11.500%, 02/15/17 (e)	2,291
15,000	Media General, Inc., 11.750%, 02/15/17 (e) (m)	14,550
	Nexstar Broadcasting, Inc.,
1,498	7.000%, 01/15/14	1,176
4,539	PIK, 0.500%, 01/15/14 (e)	3,563
2,205	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.375%, 04/01/13	1,833
8,800	Nielsen Finance LLC / Nielsen Finance Co., 11.500%, 05/01/16	9,801

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,759
	Radio One, Inc.,
2,850	6.375%, 02/15/13	2,255
1,000	8.875%, 07/01/11	880
4,250	Salem Communications Corp., 9.625%, 12/15/16 (e)	4,388
26,653	Valassis Communications, Inc., 8.250%, 03/01/15 (m)	26,920
	WMG Acquisition Corp.,
12,453	7.375%, 04/15/14	11,893
2,625	9.500%, 06/15/16 (e)	2,756
7,864	WMG Holdings Corp., SUB, 9.500%, 12/15/14 (c)	7,864
		287,229
	Multiline Retail — 0.6%
	Dollar General Corp.,
6,731	10.625%, 07/15/15	7,371
1,665	PIK, 11.875%, 07/15/17	1,927
9,045	HSN, Inc., 11.250%, 08/01/16	10,153
4,400	Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	4,268
8,850	QVC, Inc., 7.500%, 10/01/19 (e)	8,961
		32,680
	Specialty Retail — 4.0%
9,150	ACE Hardware Corp., 9.125%, 06/01/16 (e)	9,699
18,000	Blockbuster, Inc., 11.750%, 10/01/14 (c) (e)	12,960
1,650	Brown Shoe Co., Inc., 8.750%, 05/01/12	1,671
6,985	Burlington Coat Factory Investment Holdings, Inc., SUB, 14.500%, 10/15/14	7,160
43,529	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14 (c)	44,291
7,195	Collective Brands, Inc., 8.250%, 08/01/13	7,321
21,447	General Nutrition Centers, Inc., PIK, 5.178%, 03/15/14	19,731
	KAR Auction Services, Inc.,
5,529	8.750%, 05/01/14	5,584
146	10.000%, 05/01/15	152
4,750	Ltd. Brands, Inc., 8.500%, 06/15/19	5,088
	Michael’s Stores, Inc.,
12,665	11.375%, 11/01/16 (c) (m)	12,728
36,113	SUB, 0.000%, 11/01/16	29,432
9,295	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	7,204
	Nebraska Book Co., Inc.,
12,891	8.625%, 03/15/12	11,602
3,692	10.000%, 12/01/11 (e)	3,747
13,350	Penske Auto Group, Inc., 7.750%, 12/15/16 (m)	12,733
10,700	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14 (m)	10,031
4,225	Susser Holdings LLC & Susser Finance Corp., 10.625%, 12/15/13	4,383
9,950	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	10,050
15,570	Toys R Us, Inc., 7.875%, 04/15/13 (m)	15,648
		231,215
	Textiles, Apparel & Luxury Goods — 0.3%
2,427	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	1,875
	Hanesbrands, Inc.,
900	8.000%, 12/15/16	918
6,743	VAR, 3.831%, 12/15/14	6,321
12,972	Quiksilver, Inc., 6.875%, 04/15/15 (m)	11,059
		20,173
	Total Consumer Discretionary	1,323,598
	Consumer Staples — 4.4%
	Beverages — 0.5%
4,180	CEDC Finance Corp. International, Inc., 9.125%, 12/01/16 (e)	4,368
	Constellation Brands, Inc.,
2,900	7.250%, 09/01/16	2,932
10,375	7.250%, 05/15/17	10,453
6,240	8.375%, 12/15/14	6,646
2,990	Cott Beverages, Inc., 8.375%, 11/15/17 (e)	3,042
		27,441
	Food & Staples Retailing — 1.6%
8,750	Golden State Foods Corp., 9.240%, 01/10/12 (e) (f) (i)	8,750
19,465	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	20,049
	Rite Aid Corp.,
23,165	7.500%, 03/01/17 (m)	21,486
3,800	10.250%, 10/15/19	4,018
2,750	10.375%, 07/15/16	2,881
5,875	Stater Brothers Holdings, 7.750%, 04/15/15	5,904
	SUPERVALU, Inc.,
10,850	7.500%, 11/15/14	10,904
7,575	8.000%, 05/01/16	7,632
12,950	Tops Markets LLC, 10.125%, 10/15/15 (e)	13,371
		94,995

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   103

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — 1.6%
3,925	Bumble Bee Foods LLC, 7.750%, 12/15/15 (e)	3,935
	Chiquita Brands International, Inc.,
17,022	7.500%, 11/01/14 (c)	16,766
400	8.875%, 12/01/15	406
	Dean Foods Co.,
500	6.900%, 10/15/17	465
2,000	7.000%, 06/01/16	1,900
6,300	Dole Food Co., Inc., 13.875%, 03/15/14 (e) (m)	7,513
	Eurofresh, Inc.,
1,904	15.000%, 11/18/16 (f) (i)	1,904
635	20.000%, 03/31/10 (f) (i)	635
13,096	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	14,798
1,320	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, 04/01/15 (e)	1,340
	Smithfield Foods, Inc.,
7,456	7.750%, 05/15/13	7,269
16,110	7.750%, 07/01/17	14,741
2,430	10.000%, 07/15/14 (e)	2,631
5,600	TreeHouse Foods, Inc., 7.750%, 03/01/18	5,747
12,014	Tyson Foods, Inc., 7.850%, 04/01/16 (m)	12,705
		92,755
	Household Products — 0.3%
4,040	Central Garden and Pet Co., 8.250%, 03/01/18	4,075
2,548	Jarden Corp., 7.500%, 01/15/20	2,555
11,974	Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	12,154
2,160	Yankee Acquisition Corp., 8.500%, 02/15/15 (c)	2,160
		20,944
	Personal Products — 0.1%
6,240	Revlon Consumer Products Corp., 9.750%, 11/15/15 (e)	6,412
	Tobacco — 0.3%
15,175	Alliance One International, Inc., 10.000%, 07/15/16 (e)	15,782
	Total Consumer Staples	258,329
	Energy — 9.1%
	Energy Equipment & Services — 1.0%
18,190	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 10.000%, 01/15/18 (e)	17,735
11,695	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	11,812
15,018	Key Energy Services, Inc., 8.375%, 12/01/14 (m)	14,868
624	Oslo Seismic Services, Inc., 8.280%, 06/01/11 (f) (i)	628
13,271	PHI, Inc., 7.125%, 04/15/13 (m)	12,807
		57,850
	Oil, Gas & Consumable Fuels — 8.1%
16,328	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	14,940
4,250	AmeriGas Partners LP, 7.250%, 05/20/15	4,271
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	1,654
12,875	Antero Resources Finance Corp., 9.375%, 12/01/17 (e)	13,132
4,900	Arch Coal, Inc., 8.750%, 08/01/16 (e)	5,071
24,008	Bill Barrett Corp., 9.875%, 07/15/16 (m)	25,418
	Chesapeake Energy Corp.,
500	6.375%, 06/15/15	484
900	6.875%, 01/15/16	885
151	7.500%, 09/15/13	153
9,350	7.500%, 06/15/14 (m)	9,444
2,400	7.625%, 07/15/13	2,502
10,775	9.500%, 02/15/15	11,718
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
11,455	8.250%, 12/15/17 (e)	11,426
14,045	8.500%, 12/15/19 (e)	14,186
16,948	Comstock Resources, Inc., 8.375%, 10/15/17	17,287
2,830	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	2,766
2,920	Denbury Resources, Inc., 8.250%, 02/15/20	3,022
	El Paso Corp.,
4,305	6.875%, 06/15/14 (m)	4,341
950	7.000%, 06/15/17	953
3,869	7.250%, 06/01/18	3,894
1,500	7.875%, 06/15/12	1,583
5,150	8.250%, 02/15/16	5,459
4,950	12.000%, 12/12/13	5,754
4,750	El Paso Performance-Linked Trust, 7.750%, 07/15/11 (e)	4,953
	Encore Acquisition Co.,
4,938	6.000%, 07/15/15	4,975
3,525	6.250%, 04/15/14	3,551
6,907	7.250%, 12/01/17	6,959
2,000	9.500%, 05/01/16	2,130

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
151	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.750%, 05/01/14	147
	Ferrellgas Partners LP,
2,400	6.750%, 05/01/14	2,340
3,750	9.125%, 10/01/17 (e)	3,919
6,950	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15 (c)	6,603
	Forest Oil Corp.,
26,548	7.250%, 06/15/19 (m)	26,017
8,165	8.500%, 02/15/14	8,430
7,355	Frontier Oil Corp., 8.500%, 09/15/16	7,447
11,985	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 11.750%, 05/27/14 (e)	12,944
7,270	Holly Corp., 9.875%, 06/15/17 (e)	7,452
11,575	Holly Energy Partners LP, 6.250%, 03/01/15 (m)	10,881
	Inergy LP/Inergy Finance Corp.,
2,676	6.875%, 12/15/14	2,609
7,300	8.250%, 03/01/16	7,391
750	8.750%, 03/01/15	771
151	Kerr-McGee Corp., 6.875%, 09/15/11	162
6,900	Mariner Energy, Inc., 11.750%, 06/30/16	7,694
	Newfield Exploration Co.,
6,180	6.625%, 09/01/14	6,273
8,075	6.875%, 02/01/20	7,954
3,675	7.125%, 05/15/18	3,675
12,300	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17 (e)	11,931
500	Northwest Pipeline Corp., 7.000%, 06/15/16	573
151	Peabody Energy Corp., 6.875%, 03/15/13	153
12,027	Penn Virginia Corp., 10.375%, 06/15/16 (m)	12,989
	Pioneer Natural Resources Co.,
2,499	5.875%, 07/15/16	2,394
6,635	6.650%, 03/15/17	6,528
4,950	6.875%, 05/01/18	4,869
10,000	7.500%, 01/15/20	10,038
	Plains Exploration & Production Co.,
439	7.750%, 06/15/15	443
3,100	10.000%, 03/01/16	3,371
7,750	Quicksilver Resources, Inc., 11.750%, 01/01/16	8,796
	Range Resources Corp.,
1,000	6.375%, 03/15/15	997
3,270	7.250%, 05/01/18	3,303
19,245	7.500%, 05/15/16 (m)	19,678
2,000	7.500%, 10/01/17	2,045
2,000	8.000%, 05/15/19	2,095
11,745	Sabine Pass LNG LP, 7.250%, 11/30/13 (m)	10,967
4,623	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.875%, 12/15/13	4,669
	Swift Energy Co.,
11,330	7.125%, 06/01/17	10,735
7,050	8.875%, 01/15/20	7,262
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
7,585	8.250%, 07/01/16	7,623
1,615	11.250%, 07/15/17 (e)	1,793
	Tesoro Corp.,
4,870	6.625%, 11/01/15	4,517
250	9.750%, 06/01/19	257
7,425	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	6,980
	Western Refining, Inc.,
6,500	11.250%, 06/15/17 (e)	5,460
7,425	VAR, 10.750%, 06/15/14 (e)	6,237
	Williams Partners LP/Williams Partners Finance Corp.,
6,130	7.250%, 02/01/17	7,037
1,625	7.500%, 06/15/11	1,733
		471,093
	Total Energy	528,943
	Financials — 10.6%
	Commercial Banks — 3.0%
1,100	BankAmerica Capital II, 8.000%, 12/15/26	1,056
3,925	BankAmerica Institutional Capital B, Class B, 7.700%, 12/31/26 (e)	3,729
	Barclays Bank plc, (United Kingdom),
14,060	VAR, 5.926%, 12/15/16 (e) (m) (x)	11,529
12,850	VAR, 7.434%, 12/15/17 (e) (m) (x)	11,886
32,375	Capital One Capital V, 10.250%, 08/15/39 (m)	36,721
4,300	Capital One Capital VI, 8.875%, 05/15/40	4,562
12,671	Countrywide Capital III, 8.050%, 06/15/27	12,164
27,325	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (m) (x)	22,680
1,922	NB Capital Trust II, 7.830%, 12/15/26	1,807
4,750	NB Capital Trust IV, 8.250%, 04/15/27	4,607
1,000	Regions Financial Corp., 6.375%, 05/15/12	992
22,109	Royal Bank of Scotland Group plc, (United Kingdom), 9.118%, 07/01/10 (f) (i) (x)	21,004
52,293	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (m) (x)	42,096
		174,833

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   105

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — 3.8%
12,624	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	9,847
	Ford Motor Credit Co. LLC,
151	7.000%, 10/01/13	149
6,800	7.500%, 08/01/12 (m)	6,828
4,993	7.800%, 06/01/12	5,046
10,500	8.000%, 06/01/14 (m)	10,567
40,445	8.000%, 12/15/16 (m)	40,612
7,500	8.125%, 01/15/20	7,489
6,850	8.700%, 10/01/14	7,026
4,980	VAR, 3.001%, 01/13/12 (m)	4,669
	GMAC, Inc.,
284	6.625%, 05/15/12	281
5,311	6.750%, 12/01/14	5,072
8,363	7.000%, 02/01/12 (c)	8,321
1,985	7.500%, 12/31/13	1,945
70,360	8.000%, 11/01/31	64,907
3,011	VAR, 2.452%, 12/01/14	2,576
	SLM Corp.,
3,200	5.000%, 04/15/15	2,815
784	5.000%, 06/15/18	618
12,178	5.050%, 11/14/14 (m)	10,861
1,500	5.125%, 08/27/12	1,465
5,925	5.375%, 05/15/14	5,493
23,833	8.450%, 06/15/18 (m)	23,313
2,550	VAR, 0.549%, 01/27/14	2,119
		222,019
	Diversified Financial Services — 0.7%
	CIT Group, Inc.,
16,579	7.000%, 05/01/15	15,045
13,800	7.000%, 05/01/16	12,213
5,750	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	5,527
	Deluxe Corp.,
3,902	5.125%, 10/01/14	3,463
1,980	7.375%, 06/01/15	1,921
924	iStar Financial, Inc., 8.000%, 03/15/11 (e)	903
		39,072
	Insurance — 2.9%
6,155	Crum & Forster Holdings Corp., 7.750%, 05/01/17	6,063
	HUB International Holdings, Inc.,
2,800	9.000%, 12/15/14 (e)	2,674
40,825	10.250%, 06/15/15 (e) (m)	37,865
	Liberty Mutual Group, Inc.,
7,425	7.800%, 03/15/37 (e)	6,349
74,267	VAR, 10.750%, 06/15/58 (e)	80,208
	Nationwide Mutual Insurance Co.,
3,567	8.250%, 12/01/31 (e)	3,570
8,250	9.375%, 08/15/39 (e)	9,190
	USI Holdings Corp.,
19,424	9.750%, 05/15/15 (e) (m)	17,822
6,324	VAR, 4.125%, 11/15/14 (e) (f) (i)	5,233
		168,974
	Real Estate Investment Trusts (REITs) — 0.2%
4,170	DuPont Fabros Technology LP, 8.500%, 12/15/17 (e)	4,232
5,640	Rouse Co. LP (The), 8.000%, 04/30/09 (d)	6,176
		10,408
	Total Financials	615,306
	Health Care — 4.8%
	Biotechnology — 0.1%
1,925	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	2,012
4,865	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16 (e)	4,889
		6,901
	Health Care Equipment & Supplies — 0.6%
4,250	Accellent, Inc., 8.375%, 02/01/17 (e)	4,282
4,050	Bausch & Lomb, Inc., 9.875%, 11/01/15	4,151
19,425	Biomet, Inc., 10.000%, 10/15/17 (m)	21,222
1,750	DJO Finance LLC/DJO Finance Corp. , 10.875%, 11/15/14 (e)	1,872
		31,527
	Health Care Providers & Services — 3.4%
9,346	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	9,673
5,701	DaVita, Inc., 6.625%, 03/15/13	5,715
8,669	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	8,886
3,200	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	3,336
	HCA, Inc.,
3,716	5.750%, 03/15/14	3,474
2,550	6.300%, 10/01/12 (m)	2,525
5,553	6.375%, 01/15/15	5,220
1,275	6.750%, 07/15/13	1,259
8,556	8.500%, 04/15/19 (e)	9,176
2,050	9.125%, 11/15/14	2,155

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Health Care Providers & Services — Continued
24,025	9.250%, 11/15/16 (m)	25,497
5,800	9.875%, 02/15/17 (e)	6,264
9,280	Health Management Associates, Inc., 6.125%, 04/15/16	8,654
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, 06/15/14	3,181
21,006	Multiplan, Inc., 10.375%, 04/15/16 (e) (m)	21,531
8,751	National Mentor Holdings, Inc., 11.250%, 07/01/14	8,707
	Omnicare, Inc.,
4,150	6.750%, 12/15/13	4,093
8,501	6.875%, 12/15/15	8,161
6,382	TeamHealth, Inc., 11.250%, 12/01/13	6,701
	Tenet Healthcare Corp.,
19,600	8.875%, 07/01/19 (e) (m)	20,678
425	9.000%, 05/01/15 (e)	445
425	10.000%, 05/01/18 (e)	468
30,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co II, Inc., 8.000%, 02/01/18 (e)	29,475
	Ventas Realty LP/Ventas Capital Corp.,
1,899	6.500%, 06/01/16	1,894
3,000	6.750%, 04/01/17	3,000
		200,168
	Pharmaceuticals — 0.7%
4,681	Catalent Pharma Solutions, Inc., PIK, 10.250%, 04/15/15	4,435
7,919	Celtic Pharma Phinco B.V., 17.000%, 06/15/12 (f) (i)	4,752
	Elan Finance plc/Elan Finance Corp., (Ireland),
18,700	8.750%, 10/15/16 (e)	18,139
10,498	VAR, 4.250%, 11/15/11	10,078
3,000	Valeant Pharmaceuticals International, 8.375%, 06/15/16 (e)	3,105
		40,509
	Total Health Care	279,105
	Industrials — 7.6%
	Aerospace & Defense — 0.8%
442	Alliant Techsystems, Inc., 6.750%, 04/01/16	436
5,110	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	5,033
13,869	DigitalGlobe, Inc., 10.500%, 05/01/14 (e)	14,909
4,910	Esterline Technologies Corp., 6.625%, 03/01/17	4,751
	L-3 Communications Corp.,
5,700	5.875%, 01/15/15	5,721
10,211	6.375%, 10/15/15	10,377
362	Moog, Inc., 7.250%, 06/15/18	352
2,930	Triumph Group, Inc., 8.000%, 11/15/17 (e)	2,952
		44,531
	Airlines — 1.4%
	American Airlines Pass-Through Trust 1991,
4,237	10.180%, 01/02/13 (f) (i)	3,813
1,787	10.320%, 07/30/14 (e) (f) (i)	1,537
2,689	American Airlines Pass-Through Trust 2001-02, 6.978%, 10/01/12	2,676
	American Airlines, Inc.,
4,200	10.500%, 10/15/12 (c) (e)	4,305
2,800	13.000%, 08/01/16	3,122
1,050	Continental Airlines, 2001-1 Class A-2 Pass-Through Trust, 6.503%, 06/15/11	1,066
14,587	Continental Airlines, 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18 (c)	12,983
1,094	Continental Airlines, 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19 (f) (i)	1,006
12,710	Continental Airlines, 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	11,375
2,700	Continental Airlines, 2006-1 Class G Pass-Through Trust, VAR, 0.607%, 06/02/15	2,214
3,055	Continental Airlines, 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	2,719
433	Continental Airlines, Inc., 7.487%, 04/02/12	433
	Delta Air Lines, Inc.,
1,198	6.417%, 01/02/14 (c)	1,156
512	6.619%, 09/18/12	517
3,978	8.021%, 08/10/22	3,581
7,790	8.300%, 12/15/29	137
2,372	8.954%, 08/10/14	2,206
1,040	9.500%, 09/15/14 (e)	1,058
2,510	10.125%, 05/15/10	44
	Northwest Airlines, Inc.,
17,613	7.027%, 11/01/19	15,676
2,646	8.028%, 11/01/17	2,381
	UAL Pass-Through Trust,
599	6.636%, 01/02/24	515
1,048	7.336%, 07/02/19 (e)	807
1,415	VAR, 2.680%, 07/02/14 (e) (f) (i)	990
4,980	United Air Lines, Inc., 9.750%, 01/15/17	5,192
		81,509
	Building Products — 0.1%
1,750	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	1,733

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   107

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Building Products — Continued
5,265	Building Materials Corp of America, 7.000%, 02/15/20 (e)	5,265
567	Masco Corp., 5.850%, 03/15/17	535
		7,533
	Commercial Services & Supplies — 1.7%
	Cenveo Corp.,
2,385	7.875%, 12/01/13	2,206
12,275	8.875%, 02/01/18 (c) (e)	12,152
9,250	10.500%, 08/15/16 (e)	9,204
15,943	DI Finance/DynCorp International, 9.500%, 02/15/13	16,063
	Harland Clarke Holdings Corp.,
16,710	9.500%, 05/15/15	15,248
23,161	VAR, 6.000%, 05/15/15	18,413
	Iron Mountain, Inc.,
2,938	8.000%, 06/15/20	2,960
5,631	8.375%, 08/15/21	5,779
3,205	8.750%, 07/15/18	3,341
12,200	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18 (e)	12,200
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (f)	458
6,815	6.500%, 08/01/27 (f)	375
3,825	9.750%, 01/15/15 (c) (f)	210
		98,609
	Construction & Engineering — 0.9%
27,856	RSC Equipment Rental, Inc., 9.500%, 12/01/14 (m)	26,951
	United Rentals North America, Inc.,
14,250	9.250%, 12/15/19 (m)	13,894
9,365	10.875%, 06/15/16	9,833
		50,678
	Electrical Equipment — 0.2%
	Belden, Inc.,
3,300	7.000%, 03/15/17	3,176
5,315	9.250%, 06/15/19 (e)	5,634
1,810	General Cable Corp., VAR, 2.626%, 04/01/15	1,611
		10,421
	Electronics — 0.2%
11,937	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	11,877
	Environmental Services — 0.1%
7,455	Casella Waste Systems, Inc., 11.000%, 07/15/14 (e)	8,014
	Industrial Conglomerates — 0.6%
24,030	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	20,666
7,862	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (f) (i)	—
1,870	Milacron Holdings, Inc., 12.000%, 08/01/14 (f) (i)	1,870
11,725	Trimas Corp., 9.750%, 12/15/17 (e) (m)	11,783
		34,319
	Industrial Machinery — 0.3%
7,286	Baldor Electric Co., 8.625%, 02/15/17 (m)	7,468
	RBS Global, Inc./Rexnord LLC,
4,298	9.500%, 08/01/14 (e)	4,352
8,495	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	8,728
		20,548
	Machinery — 0.2%
3,500	Altra Holdings, Inc., 8.125%, 12/01/16 (e)	3,588
3,750	Gardner Denver, Inc., 8.000%, 05/01/13	3,769
3,700	Hexcel Corp., 6.750%, 02/01/15	3,570
1,325	SPX Corp., 7.625%, 12/15/14	1,355
1,050	Valmont Industries, Inc., 6.875%, 05/01/14	1,081
		13,363
	Marine — 0.6%
10,741	Commercial Barge Line Co., 12.500%, 07/15/17	11,224
4,300	Navios Maritime Holdings, Inc., (Marshall Islands), 9.500%, 12/15/14	4,257
7,520	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (e)	7,652
600	Stena AB, (Sweden), 7.500%, 11/01/13	597
1,540	Teekay Corp., 8.500%, 01/15/20	1,563
9,860	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	8,973
		34,266
	Road & Rail — 0.5%
151	Hertz Corp. (The), 8.875%, 01/01/14	153
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
1,854	7.375%, 06/01/14	1,845
1,960	7.625%, 12/01/13	1,955
6,245	12.500%, 04/01/16 (m)	7,135
7,175	Kansas City Southern Railway, 8.000%, 06/01/15 (m)	7,354

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
	Quality Distribution LLC/QD Capital Corp.,
2,050	10.000%, 06/01/13 (e) (f) (i)	1,876
2,275	PIK, 11.750%, 11/01/13 (c) (e) (f) (i)	1,888
8,459	RailAmerica, Inc., 9.250%, 07/01/17	8,872
		31,078
	Transportation Services — 0.0% (g)
5,600	IdleAire Technologies Corp., 13.000%, 12/15/12 (d) (f) (i)	56
	Total Industrials	446,802
	Information Technology — 3.3%
	Communications Equipment — 0.3%
20,775	Avaya, Inc., 9.750%, 11/01/15	19,736
	Computers & Peripherals — 0.3%
15,725	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16 (m)	15,686
	Electronic Equipment, Instruments & Components — 0.7%
	Flextronics International Ltd., (Singapore),
2,867	6.250%, 11/15/14	2,860
2,903	6.500%, 05/15/13	2,968
4,400	Intcomex, Inc., 13.250%, 12/15/14 (e)	4,367
	Sanmina-SCI Corp.,
5,508	6.750%, 03/01/13 (c)	5,494
9,630	8.125%, 03/01/16 (c)	9,486
3,200	VAR, 3.004%, 06/15/14 (c) (e)	2,976
2,219	Smart Modular Technologies WWH, Inc., (Cayman Islands), VAR, 5.751%, 04/01/12 (f) (i)	2,133
9,527	Viasystems, Inc., 12.000%, 01/15/15 (e)	10,146
		40,430
	Internet Software & Services — 0.3%
9,460	Equinix, Inc., 8.125%, 03/01/18	9,460
5,130	Terremark Worldwide, Inc., 12.000%, 06/15/17 (e)	5,630
		15,090
	IT Services — 0.6%
17,820	First Data Corp., 9.875%, 09/24/15	15,414
3,785	Stream Global Services, Inc., 11.250%, 10/01/14 (e)	3,866
	SunGard Data Systems, Inc.,
2,950	9.125%, 08/15/13	3,020
1,050	10.625%, 05/15/15	1,134
	Unisys Corp.,
4,670	12.750%, 10/15/14 (e)	5,394
4,745	14.250%, 09/15/15 (e)	5,598
		34,426
	Semiconductors & Semiconductor Equipment — 1.1%
11,700	Advanced Micro Devices, Inc., 8.125%, 12/15/17 (e)	11,846
	Amkor Technology, Inc.,
16,420	7.750%, 05/15/13 (m)	16,625
449	9.250%, 06/01/16	464
9,240	Freescale Semiconductor, Inc., 10.125%, 03/15/18 (c) (e)	9,332
	NXP BV/NXP Funding LLC, (Netherlands),
18,027	7.875%, 10/15/14 (e) (m)	16,675
55	VAR, 3.001%, 10/15/13 (e)	47
8,858	VAR, 3.001%, 10/15/13	7,507
	STATS ChipPAC Ltd., (Singapore),
1,100	6.750%, 11/15/11	1,096
600	7.500%, 07/19/10	605
		64,197
	Total Information Technology	189,565
	Materials — 8.5%
	Chemicals — 0.9%
3,550	Ashland, Inc., 9.125%, 06/01/17 (e)	3,887
520	Georgia Gulf Corp., 9.000%, 01/15/17 (c) (e)	540
2,320	Koppers, Inc., 7.875%, 12/01/19 (e)	2,361
	Nova Chemicals Corp., (Canada),
151	6.500%, 01/15/12	151
1,900	8.375%, 11/01/16 (e)	1,876
24,753	PolyOne Corp., 8.875%, 05/01/12 (m)	25,619
5,730	Sterling Chemicals, Inc., 10.250%, 04/01/15	5,515
5,000	Terra Capital, Inc., 7.750%, 11/01/19 (e)	5,575
7,706	Westlake Chemical Corp., 6.625%, 01/15/16 (m)	7,379
		52,903
	Construction Materials — 0.5%
22,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	22,227
8,367	U.S. Concrete, Inc., 8.375%, 04/01/14	4,602
		26,829
	Containers & Packaging — 1.8%
	Ball Corp.,
2,028	6.875%, 12/15/12	2,053
1,650	7.125%, 09/01/16	1,712
1,650	7.375%, 09/01/19	1,712
	Berry Plastics Corp.,
5,750	8.250%, 11/15/15 (e)	5,678
16,425	8.875%, 09/15/14 (e)	15,809

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   109

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Containers & Packaging — Continued
5,450	Berry Plastics Holding Corp., VAR, 5.001%, 02/15/15	5,096
1,011	BWAY Corp., 10.000%, 04/15/14 (e)	1,041
12,863	Constar International, Inc., VAR, 3.625%, 02/15/12	10,580
151	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	156
4,275	Graphic Packaging International, Inc., 9.500%, 06/15/17	4,489
3,800	Greif, Inc., 7.750%, 08/01/19	3,914
	Owens-Brockway Glass Container, Inc.,
3,253	6.750%, 12/01/14 (m)	3,277
1,000	7.375%, 05/15/16	1,033
3,000	8.250%, 05/15/13 (m)	3,045
	Plastipak Holdings, Inc.,
10,469	8.500%, 12/15/15 (e)	10,469
8,500	10.625%, 08/15/19 (e)	9,371
5,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	5,063
15,900	Solo Cup Co., 8.500%, 02/15/14	15,105
5,925	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	6,206
		105,809
	Diversified Manufacturing — 0.1%
7,976	Polypore, Inc., 8.750%, 05/15/12 (m)	7,956
	Metals & Mining — 1.6%
3,815	AK Steel Corp., 7.750%, 06/15/12	3,820
2,810	Arch Western Finance LLC, 6.750%, 07/01/13	2,817
4,376	California Steel Industries, Inc., 6.125%, 03/15/14	4,179
4,154	CII Carbon LLC, 11.125%, 11/15/15 (e) (f) (i)	4,144
13,550	Essar Steele Algoma, Inc., (Canada), 9.375%, 03/15/15 (e)	13,347
	FMG Resources August 2006 Pty Ltd., (Australia),
7,656	10.000%, 09/01/13 (e)	8,077
8,350	10.625%, 09/01/16 (e)	9,310
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,759
5,675	Massey Energy Co., 6.875%, 12/15/13	5,633
9,550	Murray Energy Corp., 10.250%, 10/15/15 (e)	9,562
1,069	Noranda Aluminum Acquisition Corp., PIK, 5.274%, 05/15/15	836
	Novelis, Inc., (Canada),
7,244	7.250%, 02/15/15	6,719
4,500	11.500%, 02/15/15	4,781
	Steel Dynamics, Inc.,
4,475	6.750%, 04/01/15	4,318
500	7.375%, 11/01/12	509
7,350	7.750%, 04/15/16	7,313
	United States Steel Corp.,
3,075	6.050%, 06/01/17	2,881
231	7.000%, 02/01/18	218
5,688	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (f) (i)	4,237
		96,460
	Paper & Forest Products — 3.6%
	Abitibi-Consolidated Co. of Canada, (Canada),
2,515	6.000%, 06/20/13 (d)	516
1,100	7.750%, 06/15/11 (d)	225
5,175	8.375%, 04/01/15 (d)	1,061
19,851	13.750%, 04/01/11 (d) (e)	20,397
	Abitibi-Consolidated, Inc., (Canada),
680	8.550%, 08/01/10 (d)	143
1,958	8.850%, 08/01/30 (d)	411
20,900	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	19,332
4,150	Bowater Canada Finance Corp., (Canada), 7.950%, 11/15/11 (d)	1,494
	Cascades, Inc., (Canada),
6,710	7.750%, 12/15/17 (e)	6,777
4,000	7.875%, 01/15/20 (e)	4,040
	Domtar Corp.,
8,050	7.125%, 08/15/15	8,070
191	7.875%, 10/15/11	202
5,377	10.750%, 06/01/17	6,305
	Georgia-Pacific LLC,
4,400	7.000%, 01/15/15 (e)	4,460
8,090	7.125%, 01/15/17 (e)	8,171
151	8.125%, 05/15/11	159
3,800	8.250%, 05/01/16 (e)	4,009
	Glatfelter,
6,810	7.125%, 05/01/16 (e)	6,538
22,791	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	18,803
58,632	NewPage Corp., 11.375%, 12/31/14	55,994
3,970	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	4,307
3,200	Potlatch Corp., 7.500%, 11/01/19 (e)	3,224
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d)	21,235
14,400	8.375%, 07/01/12 (d)	11,916

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Paper & Forest Products — Continued
1,050	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14 (c) (e)	1,102
		208,891
	Total Materials	498,848
	Telecommunication Services — 6.9%
	Diversified Telecommunication Services — 3.5%
	Cincinnati Bell, Inc.,
37	7.000%, 02/15/15	36
7,125	8.250%, 10/15/17	7,125
40,895	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	39,975
	Frontier Communications Corp.,
6,340	7.125%, 03/15/19	5,928
775	8.250%, 05/01/14	796
2,965	Global Crossing Ltd., (Bermuda), 12.000%, 09/15/15 (e)	3,224
	Level 3 Financing, Inc.,
300	8.750%, 02/15/17	267
33,483	9.250%, 11/01/14 (m)	31,725
12,105	10.000%, 02/01/18 (e)	11,107
	PAETEC Holding Corp.,
14,015	8.875%, 06/30/17 (e) (m)	14,120
	Qwest Communications International, Inc.,
17,155	7.125%, 04/01/18 (e) (m)	17,155
2,500	7.500%, 02/15/14	2,525
4,115	8.000%, 10/01/15 (e)	4,259
	Qwest Corp.,
10,000	6.500%, 06/01/17 (m)	10,063
1,000	7.500%, 10/01/14 (m)	1,065
13,125	7.625%, 06/15/15 (m)	14,027
1,000	8.375%, 05/01/16	1,095
2,400	8.875%, 03/15/12	2,601
10,500	Telcordia Technologies, Inc., VAR, 4.001%, 07/15/12 (e)	9,923
6,075	Time Warner Telecom Holdings, Inc., 9.250%, 02/15/14 (m)	6,257
	Windstream Corp.,
500	7.000%, 03/15/19	459
8,200	7.875%, 11/01/17	8,015
10,025	8.125%, 08/01/13 (m)	10,426
3,950	8.625%, 08/01/16	4,019
		206,192
	Wireless Telecommunication Services — 3.4%
6,160	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	6,668
	Cricket Communications, Inc.,
4,810	7.750%, 05/15/16	4,888
16,820	9.375%, 11/01/14 (c)	16,736
3,720	Crown Castle International Corp., 9.000%, 01/15/15	4,018
4,270	iPCS, Inc., VAR, 2.374%, 05/01/13	3,928
	MetroPCS Wireless, Inc.,
32,570	9.250%, 11/01/14 (c)	32,489
34,500	Nextel Communications, Inc., 7.375%, 08/01/15 (m)	31,826
	NII Capital Corp.,
11,810	8.875%, 12/15/19 (e)	12,076
7,455	10.000%, 08/15/16 (e)	8,088
	Sprint Nextel Corp.,
67,435	6.000%, 12/01/16 (m)	58,331
5,425	8.375%, 08/15/17	5,249
	Wind Acquisition Finance S.A., (Luxembourg),
5,000	11.750%, 07/15/17 (e)	5,350
7,305	12.250%, 07/15/17 (e)	6,757
		196,404
	Total Telecommunication Services	402,596
	Utilities — 3.9%
	Electric Utilities — 0.2%
1,200	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	1,212
2,500	PNM Resources, Inc., 9.250%, 05/15/15	2,663
8,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	8,419
		12,294
	Gas Utilities — 0.3%
1,627	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	1,639
7,050	Crosstex Energy/Crosstex Energy Finance Corp., 8.875%, 02/15/18 (e)	7,156
6,700	Nisource Finance Corp., 6.800%, 01/15/19	7,331
		16,126

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   111

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — 3.4%
8,275	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	8,379
10,011	Calpine Corp., 7.250%, 10/15/17 (e)	9,636
5,075	Calpine Generating Co. LLC, 4,823.931%, 04/01/11 (d)	685
	Dynegy Holdings, Inc.,
2,800	6.875%, 04/01/11	2,870
12,200	7.125%, 05/15/18 (m)	9,394
3,900	7.500%, 06/01/15	3,393
151	8.375%, 05/01/16	132
3,000	8.750%, 02/15/12	3,060
17,370	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16 (m)	16,762
	Edison Mission Energy,
8,625	7.000%, 05/15/17	6,318
11,933	7.200%, 05/15/19 (m)	8,383
151	7.500%, 06/15/13 (c)	140
13,738	7.750%, 06/15/16 (m)	10,990
1,005	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	864
5,940	Midwest Generation LLC, 8.560%, 01/02/16	6,074
	Mirant Americas Generation LLC,
10,775	8.300%, 05/01/11	10,990
7,130	8.500%, 10/01/21 (c)	6,667
9,476	Mirant North America LLC, 7.375%, 12/31/13	9,441
4,070	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	4,314
	NRG Energy, Inc.,
6,725	7.250%, 02/01/14	6,775
8,050	7.375%, 02/01/16	7,939
13,325	7.375%, 01/15/17 (m)	13,109
11,050	8.500%, 06/15/19	11,036
2,413	Ormat Funding Corp., 8.250%, 12/30/20 (m)	2,099
	RRI Energy, Inc.,
14,004	6.750%, 12/15/14 (c)	13,986
10,780	7.625%, 06/15/14 (c)	10,295
2,600	7.875%, 06/15/17	2,431
13,903	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15 (c)	10,391
		196,553
	Multi-Utilities — 0.0% (g)
3,300	Energy Future Holdings Corp., 10.875%, 11/01/17	2,500
	Total Utilities	227,473
	Total Corporate Bonds (Cost $4,508,655)	4,770,565

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 0.6%
	Consumer Discretionary — 0.3%
	Leisure Equipment & Products — 0.1%
458	True Temper Holdings Corp., Inc. (a) (f) (i)	3,208
	Media — 0.2%
261	Dex One Corp. (a)	7,788
79	SuperMedia, Inc. (a)	3,323
54	Time Warner Cable, Inc. (m)	2,528
		13,639
	Textiles, Apparel & Luxury Goods — 0.0%
228	Broder Brothers Co. (a) (f) (i)	—
66	WestPoint International, Inc. (a) (f) (i)	—
	Total Consumer Discretionary	16,847
	Consumer Staples — 0.1%
	Food Products — 0.0% (g)
585	Eurofresh, Inc., ADR (a) (f) (i)	292
	Household Products — 0.1%
153	Spectrum Brands, Inc. (a)	3,588
	Total Consumer Staples	3,880
	Industrials — 0.1%
	Airlines — 0.0% (g)
124	Delta Air Lines, Inc. (a)	1,604
	Commercial Services & Supplies — 0.0% (g)
139	World Color Press, Inc., (Canada) (a) (c)	1,556
	Industrial Conglomerates — 0.1%
5	Milacron Corp. (a) (f) (i)	5,510
	Total Industrials	8,670
	Information Technology — 0.1%
	IT Services — 0.1%
92	Unisys Corp. (a)	3,210

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
	Semiconductors & Semiconductor Equipment — 0.0% (g)
2,602	MagnaChip Semiconductor S.A., ADR (a) (f) (i)	364
1,884	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), ADR (a) (f) (i)	264
		628
	Total Information Technology	3,838
	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
174	Constar International, Inc. (a)	2,959
180	Portola Packaging (a) (f) (i)	745
		3,704
	Total Materials	3,704
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	79
1	XO Holdings, Inc. (a)	1
		80
	Total Telecommunication Services	80
	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
7	Mirant Corp. (a)	86
	Total Common Stocks (Cost $65,068)	37,105
Preferred Stocks — 0.4%
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f) (i)	—	(h)
1	Spanish Broadcasting System, Inc., PIK, 10.750%, (a) (f) (i) (x)	233
	Total Consumer Discretionary	233
	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
1	Eurofresh, Inc., ADR (a) (f) (i)	769
	Financials — 0.4%
	Commercial Banks — 0.3%
112	CoBank ACB, 7.000%, 03/30/10 (e) (f) (i) (x)	4,308
161	CoBank ACB, Series Series D, 11.000%, 10/01/14 (x)	8,718
		13,026
	Consumer Finance — 0.1%
150	Ford Motor Credit Co. LLC, 7.375%, 10/15/31	3,321
150	Ford Motor Credit Co. LLC, 7.600%, 03/01/32	3,360
		6,681
	Total Financials	19,707
	Total Preferred Stocks (Cost $27,564)	20,709

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — 14.6%
	Consumer Discretionary — 5.7%
	Auto Components — 0.1%
4,425	Remy, 1st Lien Term Loan, 12/06/13ˆ	4,159
1,690	Remy, 2nd Lien Term loan, 06/06/14ˆ	1,597
		5,756
	Automobiles — 0.8%
	Ford Motor Co.,
2,795	3.240%, 12/15/13	2,620
45,532	3.260%, 12/15/13	42,676
		45,296
	Broadcasting & Cable TV — 0.1%
	Sirius Satellite Radio, Term Loan,
6,648	2.500%, 12/20/12	6,343
17	2.500%, 12/20/12	16
		6,359
	Gaming — 1.3%
	CCM Merger, Inc., Term Loan B,
9,773	8.500%, 07/13/12	9,609
2,556	8.500%, 07/13/12	2,513
1,217	8.500%, 07/13/12	1,197
2,464	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14	451
4,929	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14	920
41,027	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.249%, 01/28/15	33,250
7,000	HSP Gaming, LP, Term Loan, 11.250%, 09/23/14	6,983
14,785	MGM Mirage, Term Loan, 6.000%, 10/03/11	14,194
	Venetian Macau, Delayed Draw Project Term Loan,
876	4.760%, 05/05/13	833
124	4.760%, 05/05/13	118
1,907	Venetian Macau, Incremental Term Loan, 4.760%, 05/25/13	1,813

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   113

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Gaming — Continued
6,757	Venetian Macau, Term B Funded Project Loan, 4.760%, 05/25/13	6,422
		78,303
	Hotels, Restaurants & Leisure — 0.3%
	Outback Steakhouse, Prefunded RC Commitment,
432	0.074%, 06/14/13	381
21	2.563%, 06/14/13	18
108	2.563%, 06/14/13	96
	Outback Steakhouse, Term Loan B,
8,476	2.563%, 06/14/14	7,477
9,175	Six Flags Theme Parks, Inc., Term Loan B, 2.480%, 04/30/15	9,049
		17,021
	Media — 2.3%
6,289	Cengage Learning Acquisitions, Term Loan, 2.750%, 07/15/14	5,471
34,251	Clear Channel Communications, Inc., Term Loan B, 3.879%, 01/29/16	26,789
	Dex Media West, New Term Loan,
1,825	7.500%, 10/24/14	1,738
748	7.500%, 10/24/14	713
1,825	7.500%, 10/24/14	1,738
18,536	Entercom Radio LLC, Term Loan A, 1.354%, 06/30/12	16,543
3,391	High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	3,007
35,782	Idearc, Inc., Exit Term Loan, 11.000%, 12/31/15	32,803
12,875	Newport Television LLC, Term Loan, 9.000%, 09/14/16	11,416
3,390	Newsday, Term Loan B, 10.500%, 08/01/13	3,623
10,000	R.H. Donnelley, Inc., 10/24/14ˆ	9,637
	Univision Communications, Inc., 1st Lien Term Loan,
4,716	2.501%, 09/20/14	4,058
22,034	2.501%, 09/20/14	18,957
		136,493
	Specialty Retail — 0.4%
	General Nutrition Centers, Inc., Term Loan B,
2,305	2.480%, 09/16/13	2,188
592	2.480%, 09/16/13	562
3,553	2.510%, 09/16/13	3,373
1,184	2.510%, 09/16/13	1,124
250	Gentek, Term Loan B, 5.370%, 10/21/14	251
	Michael’s Stores, Term B-1 Loan,
4,203	2.500%, 10/31/13	3,788
1,825	2.563%, 10/31/13	1,644
	Michael’s Stores, Term B-2 Loan,
5,594	4.750%, 07/31/16	5,328
63	4.750%, 07/31/16	60
2,456	4.813%, 07/31/16	2,339
		20,657
	Textiles, Apparel & Luxury Goods — 0.4%
	Claire’s Stores, Term Loan B,
15,191	05/29/14ˆ	12,600
2,709	3.001%, 05/29/14	2,247
6,096	3.001%, 05/29/14	5,056
3,643	Polymer Group, Inc., Term Loan B, 7.000%, 11/22/14	3,640
		23,543
	Total Consumer Discretionary	333,428
	Consumer Staples — 0.9%
	Food & Staples Retailing — 0.1%
2,227	Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	2,120
	Rite Aid Corp., Tranche 2 Term Loan,
320	1.980%, 06/04/14	284
675	1.980%, 06/04/14	600
1,000	Rite Aid Corp., Tranche 4 Term Loan, 9.500%, 06/01/15	1,039
		4,043
	Food Products — 0.3%
4,450	Bolthouse Farms, 1st Lien Term Loan, 5.500%, 02/01/16	4,450
454	Dole Food Co., Inc., Letter of Credit, 0.171%, 04/12/13	454
8,000	Dole Food Co., Inc., Term Loan, 02/11/11ˆ	7,998
	Dole Food Co., Inc., Term Loan B,
31	8.000%, 02/11/17	31
759	8.000%, 02/11/17	759
	Dole Food Co., Inc., Term Loan C,
931	8.000%, 02/11/17	930
1,454	8.000%, 02/11/17	1,454
178	8.000%, 02/11/17	178
		16,254
	Household Products — 0.5%
1,307	Spectrum Brands, Inc., Letter of Credit, 1.500%, 06/30/12	1,303

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Spectrum Brands, Inc., Term Loan B,
9,298		8.000%, 06/30/12	9,267
8,609		8.000%, 06/30/12	8,580
8,609		8.000%, 06/30/12	8,580
1,263		8.000%, 06/30/12	1,259
49		8.750%, 06/30/12	49
			29,038
		Total Consumer Staples	49,335
		Energy — 0.1%
		Energy Equipment & Services — 0.0% (g)
		Moreno Group LLC, Delayed Draw Term Loan B,
222		2.978%, 05/10/14 (f) (i)	173
319		2.979%, 05/10/14 (f) (i)	249
		Moreno Group LLC, Term Loan B,
900		2.978%, 05/10/14 (f) (i)	702
220		2.979%, 05/10/14 (f) (i)	172
2,001		2.979%, 05/10/14 (f) (i)	1,561
			2,857
		Oil, Gas & Consumable Fuels — 0.1%
5,000		Big West Oil, Term Loan B, 01/22/15ˆ	5,025
		Total Energy	7,882
		Financials — 1.9%
		Diversified Financial Services — 1.3%
44,552		Capmark Financial Group, 1st Lien Term Loan, 4.750%, 03/23/13	35,374
		Capmark Financial Group, Term Loan,
7,575		03/23/13ˆ	2,260
27,680		03/23/13ˆ	8,258
		Checksmart Financial Co., Term Loan B,
1,436		3.000%, 05/01/12	897
2,010		3.010%, 05/01/12 (f) (i)	1,257
815		3.190%, 05/01/12 (f) (i)	509
		CIT Group, Inc., Initial Term Loan,
11,439		13.000%, 01/20/12	11,793
878		13.000%, 01/20/12	905
878		13.000%, 01/20/12	905
439		13.000%, 01/20/12	453
439		13.000%, 01/20/12	452
439		13.000%, 01/20/12	452
		CIT Group, Inc., New Term Loan,
2,925		13.000%, 01/20/12	3,015
2,925		13.000%, 01/20/12	3,015
2,925		13.000%, 01/20/12	3,015
2,925		13.000%, 01/20/12	3,015
2,925		13.000%, 01/20/12	3,015
			78,590
		Insurance — 0.0% (g)
963		HMSC Corp., 1st Lien Term Loan, 2.499%, 04/03/14	813
998		USI Holdings, Term Loan, 7.000%, 05/04/14	967
			1,780
		Real Estate Investment Trusts (REITs) — 0.6%
26,900		General Growth Properties, Inc., 02/24/10 (d)	27,297
5,000		General Growth Properties, Term Loan A, 02/24/10 (d)	5,074
			32,371
		Total Financials	112,741
		Health Care — 0.1%
		Health Care Equipment & Supplies — 0.0% (g)
		Carestream Health, Inc., 1st Lien Term Loan,
985		2.229%, 04/30/13	929
14		2.229%, 04/30/13	13
			942
		Health Care Providers & Services — 0.1%
—	(h)	Community Health Systems, Inc., Term Loan, 2.502%, 07/25/14	—	(h)
		Vanguard Health Systems, Term Loan B,
638		5.000%, 01/15/16	638
1,012		5.000%, 01/15/16	1,013
			1,651
		Total Health Care	2,593
		Industrials — 0.8%
		Airlines — 0.1%
998		Delta Air Lines, Inc., Senior Secured Term Loan, 8.750%, 09/30/13	1,004
		Delta Airlines, Inc., 1st Lien Term Loan,
191		0.094%, 04/30/12	177
78		2.249%, 04/30/12	73
4,827		2.251%, 04/30/12	4,496
			5,750
		Building Products — 0.1%
313		Jacuzzi Brands, Inc., 1st Lien Letter of Credit, 0.151%, 02/07/14 (f) (i)	242
6,470		Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.499%, 02/07/14 (f) (i)	5,001
			5,243

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   115

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Commercial Services & Supplies — 0.6%
	Clarke American Corp., Term Loan B,
5,579	2.729%, 06/27/14	4,879
11,930	2.751%, 06/27/14	10,434
8,918	2.751%, 06/27/14	7,799
3,546	2.751%, 06/27/14	3,102
	Quebecor World, Inc., Exit Term Loan,
4,189	9.000%, 07/10/12	4,224
1,541	9.000%, 07/10/12	1,554
		31,992
	Construction & Engineering — 0.0% (g)
1,704	Rental Service Corp., 2nd Lien Term Loan, 3.760%, 11/30/13	1,595
	Industrial Machinery — 0.0% (g)
1,368	Rexnord Corp., Incremental Term Loan, 2.500%, 07/19/13	1,263
	Total Industrials	45,843
	Information Technology — 1.2%
	Communications Equipment — 0.2%
14,300	Avaya, Inc., Term Loan B, 3.002%, 10/26/14	12,489
	Computers & Peripherals — 0.1%
2,895	Stratus Technologies, Inc., 1st Lien Term Loan, 4.010%, 03/29/11 (f) (i)	2,620
4,076	Stratus Technologies, Inc., 2nd Lien Term Loan, 10.010%, 03/29/12 (f) (i)	2,065
		4,685
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,335	Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12 (f) (i)	1,028
750	Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13 (f) (i)	225
		1,253
	IT Services — 0.5%
1,352	CompuCom Systems, Term Loan, 3.730%, 08/23/14 (f) (i)	1,277
	First Data Corp., Initial Tranche B-1 Term Loan,
2,524	2.979%, 09/24/14	2,208
77	2.999%, 09/24/14	67
137	3.001%, 09/24/14	120
	First Data Corp., Initial Tranche B-3 Term Loan,
24,342	2.999%, 09/24/14	21,299
1,280	3.001%, 09/24/14	1,114
	Transaction Network Services, Initial Term Loan,
3,791	6.000%, 12/01/15	3,794
406	6.000%, 12/01/15	406
		30,285
	Semiconductors & Semiconductor Equipment — 0.4%
7,500	Ati Acquisition Co., Term Loan B, 8.250%, 12/31/14	7,200
12,665	Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	13,035
3,878	Freescale Semiconductor, Inc., Term Loan, 1.979%, 12/01/16	3,558
		23,793
	Total Information Technology	72,505
	Materials — 2.3%
	Chemicals — 1.6%
7,222	Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.501%, 05/15/14 (f) (i)	6,716
4,500	Cristal Inorganic Chemicals, 2nd Lien Term Loan, 6.001%, 05/15/14 (f) (i)	3,960
1,813	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.729%, 12/20/13	1,268
801	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.729%, 12/20/13	560
2,299	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.979%, 12/22/14	1,609
2,299	Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.979%, 12/22/14	1,609
2,299	Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.979%, 12/22/14	1,609
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
10,918	5.792%, 04/06/10	11,461
11,494	6.560%, 04/06/10	12,066
5,722	Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.729%, 12/20/13	4,004
9,978	Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	6,982
9,978	Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	6,982
35,567	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	24,887
3,003	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.729%, 12/20/13	2,102
5,879	Momentive Performance Materials, Inc., Tranche B-1 Term Loan, 2.500%, 12/04/13	5,391
	Texas PetroChemicals LP, Incremental Term Loan,
393	2.813%, 06/27/13	363

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Chemicals — Continued
94		2.813%, 06/27/13	87
1		2.813%, 06/27/13	1
		Texas PetroChemicals LP, Term Loan B,
1,429		2.813%, 06/27/13	1,322
14		2.813%, 06/27/13	13
4		2.813%, 06/27/13	3
			92,995
		Containers & Packaging — 0.1%
1,489		Berry Plastics Holding, Term Loan C, 2.254%, 04/03/14	1,330
		Reynolds Group Holdings, Term Loan,
930		6.250%, 11/05/15	935
4,520		6.250%, 11/05/15	4,545
			6,810
		Diversified Manufacturing — 0.1%
10,971		BOC Edwards, 1st Priority Lien Term Loan, 2.252%, 05/31/14	8,736
		Paper & Forest Products — 0.5%
27,543		Abitibi, Inc., Term Loan, 11.000%, 03/31/11	26,992
		Total Materials	135,533
		Telecommunication Services — 0.4%
		Diversified Telecommunication Services — 0.4%
		Level 3 Communications, Tranche A Term Loan,
5,943		2.501%, 03/13/14	5,367
14,857		2.501%, 03/13/14	13,418
1,000		Level 3 Communications, Tranche B Term Loan, 11.500%, 03/13/14	1,081
3,278		Time Warner Telecom, Term Loan B, 1.980%, 01/07/13	3,199
			23,065
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	MetroPCS Wireless, Inc., Term Loan B, 2.500%, 11/03/13	—	(h)
		Total Telecommunication Services	23,065
		Utilities — 1.2%
		Independent Power Producers & Energy Traders — 1.2%
29,796		Calpine Corp., 1st Priority Lien, Term Loan, 3.135%, 03/29/14	27,989
3,520		NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.151%, 02/01/13	3,397
		NRG Energy, Inc. (Opco), Term Loan B,
632		1.968%, 02/01/13	609
647		1.979%, 02/01/13	624
4,706		2.001%, 02/01/13	4,541
		Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-1 Term Loan,
972		3.728%, 10/10/14	782
10		3.751%, 10/10/14	8
		Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
1,937		3.728%, 10/10/14	1,561
20		3.751%, 10/10/14	16
		Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
28,224		3.728%, 10/10/14	22,745
221		3.751%, 10/10/14	178
		TPF Generation Holdings LLC, 2nd Lien Term Loan,
4,333		4.479%, 12/15/14	3,792
1,167		4.501%, 12/15/14	1,021
		Total Utilities	67,263
		Total Loan Participations & Assignments (Cost $808,539)	850,188

NUMBER OF RIGHTS
Rights — 0.0% (g)
Consumer Discretionary — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
59	WestPoint International, Inc., expiring 06/08/18 (a) (f) (i) (Cost $—)	—

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
	World Color Press, Inc.,
79	expiring 7/20/2014 (Strike Price $13.00) (a) (c)	430
79	expiring 7/20/2014 (Strike Price $16.30) (a) (c)	510
		940
	Road & Rail — 0.0% (g)
49	Quality Distribution, Inc. , expiring 11/01/13 (Strike Price $—) (a)	203

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   117

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)
Warrant — (Continued)
		Transportation Services — 0.0%
6		IdleAire Technologies Corp. , expiring 12/15/15 (Strike Price $1.00) (a) (f) (i)	—
		Total Industrials	1,143
		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc., Class W , expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	11
		Total Warrants (Cost 6,147)	1,154

SHARES
Short-Term Investment — 5.3%
Investment Company — 5.3%
311,461	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $311,461)	311,461

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.7%
	Asset-Backed Securities — 0.1%
782	GSAA Trust, Series 2005-15, Class 2A1, VAR, 0.319%, 03/30/10	708
1,175	GSAA Trust, Series 2006-3, Class A1, VAR, 0.309%, 03/30/10	842
		1,550
	Corporate Notes — 0.2%
11,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	10,943
2,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	1,996
		12,939

SHARES
	Investment Company — 3.4%
197,822	JPMorgan Prime Money Market Fund, Capital Shares, 0.090% (b) (l)	197,822
	Total Investments of Cash Collateral for Securities on Loan (Cost $212,778)	212,311
	Total Investments — 106.4% (Cost $5,948,026)	6,210,409
	Liabilities in Excess of Other Assets — (6.4)%	(372,355)
	NET ASSETS — 100.0%	$5,838,054

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 12.3%
3,423	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,669
2,326	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.504%, 08/25/33	2,035
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.809%, 07/25/32	71
1,958	Series 2002-BC6, Class M1, VAR, 1.354%, 08/25/32	1,185
4,855	Series 2002-BC9, Class M1, VAR, 1.879%, 12/25/32	3,302
	Amresco Residential Securities Mortgage Loan Trust,
363	Series 1997-2, Class M1A, VAR, 0.784%, 06/25/27	330
1,601	Series 1998-1, Class M1A, VAR, 0.874%, 01/25/28	1,204
1,778	Series 1998-3, Class M1A, VAR, 0.859%, 09/25/28	1,300
2,207	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 1.982%, 12/15/33	1,743
	Bear Stearns Asset Backed Securities Trust,
3,374	Series 2003-SD1, Class A, VAR, 0.679%, 12/25/33	2,839
9,348	Series 2005-CL1, Class M1, VAR, 0.859%, 09/25/34 (f)	187
2,860	Series 2005-HE1, Class M2, VAR, 1.059%, 01/25/35	1,449
454	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.079%, 01/25/32	259
	Countrywide Asset-Backed Certificates,
231	Series 2002-1, Class A, VAR, 0.789%, 08/25/32	140
217	Series 2002-BC1, Class A, VAR, 0.889%, 04/25/32	122
266	Series 2002-BC2, Class A, VAR, 0.769%, 04/25/32	130
61	Series 2003-BC2, Class 2A1, VAR, 0.829%, 06/25/33	46
2,131	Series 2003-BC5, Class M1, VAR, 1.279%, 09/25/33	877
634	Series 2004-2, Class M4, VAR, 1.229%, 03/25/34	305
838	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	538
	Countrywide Home Equity Loan Trust,
2,148	Series 2004-A, Class A, VAR, 0.452%, 04/15/30	1,199
1,303	Series 2005-E, Class 2A, VAR, 0.452%, 11/15/35	632
5,709	Series 2005-M, Class A1, VAR, 0.472%, 02/15/36	2,666
2,369	Series 2006-A, Class M2, VAR, 0.652%, 04/15/32	2
	First Franklin Mortgage Loan Asset Backed Certificates,
286	Series 2002-FF1, Class M1, VAR, 1.279%, 04/25/32	95
1,661	Series 2002-FF4, Class M1, VAR, 1.804%, 02/25/33	436
730	Series 2003-FFH1, Class M2, VAR, 2.854%, 09/25/33	57
703	Series 2004-FF8, Class M4, VAR, 1.299%, 10/25/34	77
1,642	Ford Credit Auto Owner Trust, Series 2006-C, Class A4A, 5.150%, 02/15/12	1,684
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.719%, 07/25/35	2,216
775	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.412%, 09/15/30	346
1,736	Household Automotive Trust, Series 2006-1, Class A4, 5.520%, 03/18/13	1,778
501	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.549%, 12/25/24	242
146	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	143
	Morgan Stanley ABS Capital I,
2,798	Series 2003-NC6, Class M1, VAR, 1.429%, 06/25/33	2,120
7,500	Series 2005-WMC4, Class M5, VAR, 0.879%, 04/25/35 (f)	900
349	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.629%, 11/25/33	193
1,567	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.129%, 07/25/32	1,294
551	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 0.909%, 03/25/33	348
	Residential Asset Securities Corp.,
687	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	209
656	Series 2005-EMX4, Class A2, VAR, 0.489%, 11/25/35	607
	Residential Funding Mortgage Securities II, Inc.,
1,009	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	767
974	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	664

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   119

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
254	Series 2003-HS1, Class AII, VAR, 0.519%, 12/25/32	146
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.929%, 04/25/33	138
209	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.519%, 01/25/33	166
331	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, VAR, 0.599%, 09/27/32	237
	Total Asset-Backed Securities (Cost $79,235)	40,093
Collateralized Mortgage Obligations — 48.1%
	Agency CMO — 20.5%
1,313	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 1, Class S, IF, IO, 8.711%, 10/25/22	215
	Federal Home Loan Mortgage Corp. REMICS,
39	Series 1071, Class F, VAR, 1.200%, 04/15/21	39
48	Series 1343, Class LA, 8.000%, 08/15/22	53
39	Series 1370, Class JA, VAR, 1.400%, 09/15/22	39
34	Series 1379, Class W, VAR, 3.610%, 10/15/22	34
9	Series 1508, Class KA, VAR, 2.428%, 05/15/23	9
40	Series 1607, Class SA, IF, 18.187%, 10/15/13	46
624	Series 1689, Class M, PO, 03/15/24	541
271	Series 1771, Class PK, 8.000%, 02/15/25	271
487	Series 1974, Class ZA, 7.000%, 07/15/27	531
85	Series 1981, Class Z, 6.000%, 05/15/27	91
5	Series 2006, Class I, IO, 8.000%, 10/15/12	—	(h)
344	Series 2033, Class PR, PO, 03/15/24	297
53	Series 2261, Class ZY, 7.500%, 10/15/30	54
24	Series 2289, Class NA, VAR, 11.876%, 05/15/20	28
188	Series 2338, Class FN, VAR, 0.731%, 08/15/28	188
364	Series 2416, Class SA, IF, 15.149%, 02/15/32	437
231	Series 2416, Class SH, IF, 15.536%, 02/17/32	259
91	Series 2477, Class FZ, VAR, 0.781%, 06/15/31	91
2,051	Series 2628, Class IP, IO, 4.500%, 10/15/16	26
5,782	Series 2649, Class FK, VAR, 0.781%, 07/15/33	5,585
1,948	Series 2661, Class FG, VAR, 0.681%, 03/15/17	1,934
2,106	Series 3085, Class VS, HB, IF, 27.797%, 12/15/35	2,966
4,842	Series 3300, Class FA, VAR, 0.531%, 08/15/35	4,793
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
118	Series T-51, Class 1APO, PO, 09/25/42	96
1,727	Series T-54, Class 4A, VAR, 4.695%, 02/25/43	1,693
	Federal National Mortgage Association Grantor Trust,
993	Series 2001-T8, Class A1, 7.500%, 07/25/41	1,122
2,344	Series 2002-T6, Class A4, VAR, 4.567%, 03/25/41	2,411
	Federal National Mortgage Association Interest STRIPS,
3,546	Series 343, Class 23, IO, 4.000%, 10/01/18	310
5,211	Series 343, Class 27, IO, 4.500%, 01/01/19	485
	Federal National Mortgage Association REMICS,
50	Series 1988-15, Class B, VAR, 0.800%, 06/25/18	50
6	Series 1989-77, Class J, 8.750%, 11/25/19	7
2	Series 1989-89, Class H, 9.000%, 11/25/19	2
139	Series 1990-64, Class Z, 10.000%, 06/25/20	154
327	Series 1990-145, Class A, VAR, 1.831%, 12/25/20 (m)	330
165	Series 1991-142, Class PL, 8.000%, 10/25/21	183
201	Series 1991-156, Class F, VAR, 1.550%, 11/25/21	201
1	Series 1992-91, Class SQ, IF, HB, 9,260.000%, 05/25/22	141
434	Series 1992-112, Class GB, 7.000%, 07/25/22	484
10	Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
173	Series 1992-200, Class FK, VAR, 3.128%, 11/25/22	173
186	Series 1993-27, Class S, IF, 9.376%, 02/25/23	199
369	Series 1993-110, Class H, 6.500%, 05/25/23	394
44	Series 1993-119, Class H, 6.500%, 07/25/23	48
364	Series 1993-146, Class E, PO, 05/25/23	320
167	Series 1993-165, Class FH, VAR, 1.400%, 09/25/23	168
810	Series 1993-179, Class FM, VAR, 3.078%, 10/25/23	818
92	Series 1997-74, Class E, 7.500%, 10/20/27	100
1,807	Series 2001-9, Class F, VAR, 0.482%, 02/17/31	1,797
590	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	104
2,811	Series 2002-77, Class FY, VAR, 0.629%, 12/25/17	2,786
4,525	Series 2003-17, Class FN, VAR, 0.529%, 03/25/18	4,471
215	Series 2003-21, Class FK, VAR, 0.629%, 03/25/33	214

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,367	Series 2003-34, Class BS, IF, IO, 7.421%, 05/25/22	409
1,119	Series 2003-60, Class SA, IF, IO, 7.421%, 07/25/21	61
2,123	Series 2003-60, Class SB, IF, IO, 7.421%, 07/25/21	117
342	Series 2003-72, Class JF, VAR, 0.629%, 08/25/33	340
3,019	Series 2004-17, Class BF, VAR, 0.579%, 01/25/34	2,989
8,546	Series 2007-2, Class FA, VAR, 0.429%, 02/25/37	8,449
126	Series G92-44, Class ZQ, 8.000%, 07/25/22	140
1,901	Series G94-9, Class PJ, 6.500%, 08/17/24	2,061
	Federal National Mortgage Association Whole Loan,
525	Series 2003-W1, Class 2A, 7.500%, 12/25/42	583
3,084	Series 2003-W15, Class 3A, VAR, 4.884%, 12/25/42 (m)	3,168
2,709	Series 2003-W4, Class 5A, VAR, 4.839%, 10/25/42	2,815
756	Series 2004-W2, Class 1A3F, VAR, 0.579%, 02/25/44	747
1,526	Series 2004-W2, Class 4A, VAR, 4.754%, 02/25/44	1,526
	Government National Mortgage Association,
1,203	Series 1999-27, Class ZA, 7.500%, 04/17/29	1,323
33	Series 2000-35, Class F, VAR, 0.782%, 12/16/25	33
793	Series 2002-31, Class FC, VAR, 0.479%, 09/26/21	786
3,162	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	209
48,165	Series 2003-59, Class XA, IO, VAR, 2.049%, 06/16/34	3,442
		66,987
	Non-Agency CMO — 27.6%
3,805	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.971%, 05/20/35	3,281
	Banc of America Mortgage Securities, Inc.,
81	Series 2003-5, Class 2A8, VAR, 0.679%, 07/25/18	58
2,658	Series 2005-A, Class 3A1, VAR, 5.037%, 02/25/35	2,192
1,102	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.899%, 11/25/34	546
493	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.250%, 10/25/33	495
1,182	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.629%, 08/25/18	1,050
145	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 2.561%, 11/25/18	142
42	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	42
2,430	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 3.108%, 12/25/34	1,599
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,344	Series 2003-21, Class A1, VAR, 4.049%, 05/25/33	1,056
5,379	Series 2003-49, Class A4, VAR, 4.280%, 12/19/33	5,325
561	Series 2004-HYB8, Class 1A1, VAR, 0.579%, 01/20/35	352
846	Series 2005-1, Class 1A2, VAR, 0.579%, 03/25/35	159
	CS First Boston Mortgage Securities Corp.,
32	Series 2002-AR2, Class 1B2, VAR, 4.006%, 02/25/32	4
2,833	Series 2003-AR24, Class 2A4, VAR, 3.124%, 10/25/33	2,373
127	Series 2004-5, Class 1A8, 6.000%, 09/25/34	127
	First Horizon Alternative Mortgage Securities,
792	Series 2005-AA7, Class 1A2, VAR, 2.496%, 09/25/35	108
1,894	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,639
1,052	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 2.880%, 02/25/35	1,013
	First Republic Mortgage Loan Trust,
161	Series 2000-FRB1, Class B1, VAR, 0.729%, 06/25/30	112
834	Series 2000-FRB2, Class A1, VAR, 0.732%, 11/15/30	770
5,195	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	4,743
5,155	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	4,759
	Impac CMB Trust,
1,752	Series 2004-3, Class 3A, VAR, 0.549%, 03/25/34	1,602
692	Series 2004-6, Class 1A2, VAR, 1.009%, 10/25/34	567

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   121

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,816	Series 2005-5, Class A1, VAR, 0.549%, 08/25/35	1,896
2,813	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.638%, 03/25/37	2,046
718	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 4.308%, 10/25/33	683
	MASTR Adjustable Rate Mortgages Trust,
5,010	Series 2003-5, Class 5A1, VAR, 4.048%, 10/25/33	4,725
300	Series 2004-7, Class 6A1, VAR, 0.669%, 08/25/34	285
1,888	Series 2004-13, Class 2A1, VAR, 3.002%, 04/21/34	1,819
3,220	Series 2004-13, Class 3A7B, VAR, 2.330%, 11/21/34	2,841
701	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.629%, 02/25/33	680
	Mellon Residential Funding Corp.,
1,490	Series 2001-TBC1, Class B1, VAR, 1.112%, 11/15/31	1,008
292	Series 2002-TBC1, Class B1, VAR, 1.232%, 09/15/30	231
146	Series 2002-TBC1, Class B2, VAR, 1.632%, 09/15/30	114
904	Series 2002-TBC2, Class B1, VAR, 1.082%, 08/15/32	685
278	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	308
	MLCC Mortgage Investors, Inc.,
1,392	Series 2004-1, Class 2A3, VAR, 2.479%, 12/25/34	585
1,995	Series 2004-D, Class A1, VAR, 0.559%, 08/25/29	1,807
	Morgan Stanley Dean Witter Capital I,
805	Series 2003-HYB1, Class A4, VAR, 4.200%, 03/25/33	689
595	Series 2003-HYB1, Class B1, VAR, 4.250%, 03/25/33	369
	Morgan Stanley Mortgage Loan Trust,
1,018	Series 2004-5AR, Class 3A3, VAR, 3.015%, 07/25/34	487
4,650	Series 2004-5AR, Class 3A5, VAR, 3.015%, 07/25/34	3,200
2,271	Series 2004-11AR, Class 1A2A, VAR, 0.539%, 01/25/35	1,503
	Nomura Asset Acceptance Corp.,
645	Series 2003-A3, Class A1, SUB, 5.000%, 08/25/33	586
179	Series 2004-AR1, Class 5A1, VAR, 0.989%, 08/25/34	147
2,553	Series 2004-R3, Class AF, VAR, 0.679%, 02/25/35 (e)	1,827
132	Series 2005-AR1, Class 2A1, VAR, 0.509%, 02/25/35	117
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 4.874%, 06/25/35	3,551
1,926	Series 2006-SA4, Class 2A1, VAR, 6.110%, 11/25/36	1,421
18	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	18
	Sequoia Mortgage Trust,
206	Series 11, Class A, VAR, 1.129%, 12/20/32	176
504	Series 2003-3, Class A2, VAR, 0.794%, 07/20/33	423
	Structured Asset Mortgage Investments, Inc.,
1,919	Series 2002-AR2, Class A3, VAR, 0.729%, 07/19/32	1,513
330	Series 2004-AR1, Class 1A1, VAR, 0.579%, 03/19/34	274
	Structured Asset Securities Corp.,
1,625	Series 2003-8, Class 2A9, VAR, 0.729%, 04/25/33	1,459
2,349	Series 2003-40A, Class 4A, VAR, 5.332%, 01/25/34	2,037
	WaMu Mortgage Pass-Through Certificates,
2,195	Series 2004-AR11, Class A, VAR, 2.893%, 10/25/34	2,020
4,036	Series 2004-AR14, Class A1, VAR, 2.753%, 01/25/35	3,857
5,174	Series 2004-AR3, Class A1, VAR, 3.120%, 06/25/34	4,838
413	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.000%, 04/25/17	409
	Wells Fargo Mortgage Backed Securities Trust,
1,362	Series 2003-F, Class A1, VAR, 4.857%, 06/25/33	1,364
3,300	Series 2003-K, Class 1A2, VAR, 4.473%, 11/25/33	3,291
1,221	Series 2004-H, Class A2, VAR, 4.531%, 06/25/34	949
		90,352
	Total Collateralized Mortgage Obligations (Cost $175,032)	157,339

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 2.1%
		Bayview Commercial Asset Trust,
944		Series 2004-3, Class A2, VAR, 0.649%, 01/25/35 (e)	669
3,425		Series 2005-2A, Class A2, VAR, 0.579%, 08/25/35 (e)	2,158
684		Series 2005-2A, Class M1, VAR, 0.659%, 08/25/35 (e)	384
2,809		Series 2007-3, Class A2, VAR, 0.519%, 07/25/37 (e)	1,508
1,799		Series 2007-2A, Class A2, VAR, 0.549%, 07/25/37 (e)	1,061
895		Series 2007-2A, Class M4, VAR, 0.879%, 07/25/37 (e)	239
880		Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, VAR, 0.672%, 09/15/19 (e) (f)	766
		Total Commercial Mortgage-Backed Securities (Cost $11,435)	6,785
Corporate Bonds — 0.4%
		Financials — 0.4%
		Capital Markets — 0.4%
6,355		Lehman Brothers Holdings, Inc., 5.884%, 02/17/15 (d) (f) (i)	1,223
		Consumer Finance — 0.0% (g)
250		SLM Corp., VAR, 3.960%, 01/31/14	204
		Total Corporate Bonds (Cost $6,571)	1,427
Mortgage Pass-Through Securities — 18.9%
		Federal Home Loan Mortgage Corp.,
—	(h)	ARM, 2.281%, 02/01/19	—	(h)
172		ARM, 2.707%, 07/01/19	175
134		ARM, 2.709%, 12/01/26	138
138		ARM, 2.771%, 01/01/27	140
17		ARM, 2.875%, 06/01/26 (m)	17
373		ARM, 2.880%, 08/01/27	382
52		ARM, 2.945%, 06/01/22	53
80		ARM, 2.973%, 04/01/30	82
1,747		ARM, 2.983%, 02/01/23 – 04/01/32	1,785
89		ARM, 3.039%, 04/01/24	90
319		ARM, 3.050%, 12/01/27 (m)	326
181		ARM, 3.074%, 07/01/28	187
1,034		ARM, 3.105%, 05/01/18 – 01/01/23	1,057
292		ARM, 3.108%, 12/01/26	300
22		ARM, 3.155%, 11/01/28	23
623		ARM, 3.167%, 07/01/30 (m)	636
55		ARM, 3.182%, 10/01/29	57
30		ARM, 3.187%, 12/01/29	31
32		ARM, 3.280%, 11/01/27	33
554		ARM, 3.342%, 01/01/23 (m)	566
27		ARM, 3.627%, 06/01/25	28
22		ARM, 4.095%, 12/01/21	22
33		ARM, 4.995%, 08/01/19	33
145		ARM, 5.010%, 01/01/30	148
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
—	(h)	7.500%, 09/01/10	—	(h)
63		8.000%, 04/01/10 – 09/01/16	69
47		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	54
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
12		7.500%, 05/01/28	14
65		8.500%, 07/01/28	75
27		9.000%, 02/01/25	32
		Federal National Mortgage Association,
28		ARM, 2.172%, 06/01/18	28
77		ARM, 2.210%, 05/01/18	77
219		ARM, 2.349%, 07/01/20 (m)	219
438		ARM, 2.423%, 11/01/18	442
17		ARM, 2.480%, 07/01/25	17
87		ARM, 2.492%, 04/01/21	88
101		ARM, 2.513%, 12/01/20	103
1,459		ARM, 2.800%, 05/01/33	1,500
28		ARM, 2.825%, 04/01/24	28
19		ARM, 2.831%, 05/01/29	19
139		ARM, 2.921%, 01/01/31 (m)	142
141		ARM, 2.954%, 07/01/27	144
603		ARM, 2.969%, 09/01/33	619
966		ARM, 3.002%, 01/01/25	997
43		ARM, 3.026%, 03/01/38	44
23		ARM, 3.087%, 11/01/21	23
27		ARM, 3.095%, 12/01/26	28
75		ARM, 3.098%, 06/01/26	78
160		ARM, 3.197%, 03/01/29	164
76		ARM, 3.200%, 07/01/30	78
458		ARM, 3.237%, 08/01/26	470
264		ARM, 3.326%, 09/01/19	274
74		ARM, 3.460%, 11/01/23	76
20		ARM, 4.250%, 03/01/17	20
524		ARM, 4.667%, 02/01/34	540
128		ARM, 4.690%, 11/01/30	134
175		ARM, 4.917%, 03/01/15 (f)	173

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   123

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
		Consumer Finance — Continued
193		ARM, 4.927%, 12/01/28	196
44		ARM, 5.675%, 05/01/20	44
159		ARM, 5.824%, 05/01/31	167
122		ARM, 6.000%, 01/01/20	127
41		ARM, 7.775%, 05/01/30	42
—	(h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
25,000		4.000%, 02/01/25	25,566
23		6.000%, 08/01/14	24
284		7.000%, 12/01/10 – 03/01/16 (m)	300
19,680		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	20,604
		Federal National Mortgage Association, 30 Year, FHA/VA,
30		7.000%, 03/01/27	33
2		7.500%, 08/01/10	1
32		8.000%, 11/01/27	37
30		8.500%, 10/01/24	34
42		9.000%, 08/01/21 – 08/01/25	48
31		Federal National Mortgage Association, 30 Year, Other, 7.250%, 09/01/22	35
		Federal National Mortgage Association, 30 Year, Single Family,
48		7.250%, 09/01/22	53
224		7.500%, 06/01/23 – 10/01/30	249
28		8.500%, 08/01/17	30
		Federal National Mortgage Association, Other,
54		6.500%, 04/01/16	56
62		12.000%, 11/01/30	73
		Government National Mortgage Association II, 30 Year, Single Family,
86		7.250%, 08/20/22 – 11/20/22	95
133		7.400%, 10/20/21 – 03/20/22	149
29		7.500%, 10/20/23	33
26		7.850%, 12/20/21	30
97		8.000%, 07/20/25 – 08/20/26	111
		Government National Mortgage Association, 30 Year, Single Family,
84		7.000%, 06/15/24	93
38		8.000%, 10/15/27	44
40		9.000%, 11/15/24	45
300		9.500%, 07/15/25	343
		Total Mortgage Pass-Through Securities (Cost $61,141)	61,740

SHARES
Short-Term Investment — 25.0%
		Investment Company — 25.0%
81,717		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $81,717)	81,717
		Total Investments —106.8% (Cost $415,131)	349,101
		Liabilities in Excess of Other Assets — (6.8)%	(22,187)
		NET ASSETS — 100.0%	$326,914

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.3%
		AmeriCredit Automobile Receivables Trust,
417		Series 2005-BM, Class A4, VAR, 0.308%, 05/06/12	415
223		Series 2007-CM, Class A3B, VAR, 0.258%, 05/07/12	222
466		Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.599%, 04/25/36 (f) (i)	317
1,914		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,729
376		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.609%, 12/25/33	292
174		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	122
625		Federal National Mortgage Association Whole Loan, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	623
200		First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.329%, 12/25/36	166
		HFC Home Equity Loan Asset Backed Certificates,
558		Series 2005-2, Class A1, VAR, 0.499%, 01/20/35	523
769		Series 2006-1, Class A1, VAR, 0.389%, 01/20/36	670
569		Series 2006-2, Class A1, VAR, 0.379%, 03/20/36	527
857		Series 2007-1, Class AS, VAR, 0.429%, 03/20/36	753
2,333		Series 2007-3, Class APT, VAR, 1.429%, 11/20/36	2,117
436		Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.429%, 03/25/36	221
		Long Beach Mortgage Loan Trust,
426		Series 2006-8, Class 2A2, VAR, 0.319%, 09/25/36	159
887		Series 2006-WL2, Class 2A3, VAR, 0.429%, 01/25/36	686
457		Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 2A, VAR, 3.441%, 07/25/33	447
10,000		Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.229%, 12/26/22 (e)	10,000
700		New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	616
500		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	266
507		Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	452
514		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	446
1,139		Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	1,007
		Total Asset-Backed Securities (Cost $23,293)	22,776
Collateralized Mortgage Obligations — 64.7%
		Agency CMO — 41.0%
2,480		Federal Home Loan Bank System, Series 2000-1067, Class 1, 5.300%, 06/15/12	2,622
		Federal Home Loan Mortgage Corp. REMICS,
43		Series 11, Class D, 9.500%, 07/15/19	46
22		Series 22, Class C, 9.500%, 04/15/20	24
28		Series 23, Class F, 9.600%, 04/15/20	31
20		Series 30, Class D, 9.500%, 02/15/20	22
1		Series 41, Class I, HB, 84.000%, 05/15/20	2
11		Series 47, Class F, 10.000%, 06/15/20	12
143		Series 77, Class H, 8.500%, 09/15/20	157
4		Series 81, Class A, 8.125%, 11/15/20	4
10		Series 84, Class F, 9.200%, 10/15/20	12
11		Series 99, Class Z, 9.500%, 01/15/21	12
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	10
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	3
6		Series 1065, Class J, 9.000%, 04/15/21	7
15		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	23
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
9		Series 1084, Class F, VAR, 1.200%, 05/15/21	9
6		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	11
10		Series 1133, Class H, 7.000%, 09/15/21	11
22		Series 1144, Class KB, 8.500%, 09/15/21	25
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	2
4		Series 1179, Class H, 7.500%, 11/15/21	4
—	(h)	Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	9

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   125

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
16	Series 1254, Class N, 8.000%, 04/15/22	16
69	Series 1343, Class LA, 8.000%, 08/15/22	77
35	Series 1343, Class LB, 7.500%, 08/15/22	38
111	Series 1374, Class Z, 7.000%, 10/15/22	121
33	Series 1395, Class G, 6.000%, 10/15/22	35
291	Series 1401, Class J, 7.000%, 10/15/22	324
413	Series 1466, Class PZ, 7.500%, 02/15/23	453
12	Series 1470, Class F, VAR, 2.828%, 02/15/23	12
13	Series 1505, Class QB, HB, IF, 20.183%, 05/15/23	16
129	Series 1518, Class G, IF, 8.804%, 05/15/23	139
99	Series 1526, Class L, 6.500%, 06/15/23	106
20	Series 1540, Class IA, 7.000%, 06/15/13	20
139	Series 1541, Class O, VAR, 3.720%, 07/15/23	138
94	Series 1543, Class VM, 6.900%, 04/15/23	94
32	Series 1570, Class F, VAR, 3.328%, 08/15/23	32
80	Series 1570, Class SA, HB, IF, 19.973%, 08/15/23	106
346	Series 1578, Class K, 6.900%, 09/15/23	370
39	Series 1578, Class V, IO, 7.000%, 09/15/23	6
758	Series 1591, Class PV, 6.250%, 10/15/23	817
168	Series 1596, Class D, 6.500%, 10/15/13	168
15	Series 1602, Class SA, HB, IF, 21.938%, 10/15/23	20
264	Series 1609, Class LG, IF, 16.792%, 11/15/23	316
24	Series 1611, Class JA, VAR, 1.625%, 08/15/23	24
1,119	Series 1628, Class LZ, 6.500%, 12/15/23	1,209
685	Series 1638, Class H, 6.500%, 12/15/23	747
1,036	Series 1644, Class K, 6.750%, 12/15/23	1,128
1,136	Series 1658, Class GZ, 7.000%, 01/15/24	1,226
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	7
487	Series 1677, Class Z, 7.500%, 07/15/23	534
10	Series 1686, Class SH, IF, 18.675%, 02/15/24	15
37	Series 1688, Class W, 7.250%, 03/15/14	38
438	Series 1695, Class EB, 7.000%, 03/15/24	482
55	Series 1699, Class FC, VAR, 0.850%, 03/15/24	55
65	Series 1745, Class D, 7.500%, 08/15/24	71
1,974	Series 1760, Class ZD, VAR, 3.160%, 02/15/24	1,972
194	Series 1798, Class F, 5.000%, 05/15/23	200
10	Series 1807, Class G, 9.000%, 10/15/20	11
1,653	Series 1813, Class I, PO, 11/15/23	1,425
6,391	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	660
360	Series 1829, Class ZB, 6.500%, 03/15/26	393
23	Series 1844, Class E, 6.500%, 10/15/13	24
648	Series 1863, Class Z, 6.500%, 07/15/26	700
6	Series 1865, Class D, PO, 02/15/24	4
189	Series 1899, Class ZE, 8.000%, 09/15/26	210
160	Series 1963, Class Z, 7.500%, 01/15/27	160
46	Series 1985, Class PR, IO, 8.000%, 07/15/27	10
78	Series 1987, Class PE, 7.500%, 09/15/27	87
36	Series 2025, Class PE, 6.300%, 01/15/13	36
644	Series 2033, Class J, 5.600%, 06/15/23	645
36	Series 2033, Class SN, HB, IF, 23.222%, 03/15/24	19
48	Series 2038, Class PN, IO, 7.000%, 03/15/28	7
387	Series 2040, Class PE, 7.500%, 03/15/28	440
56	Series 2042, Class T, 7.000%, 03/15/28	60
173	Series 2055, Class OE, 6.500%, 05/15/13	180
171	Series 2060, Class Z, 6.500%, 05/15/28	185
468	Series 2061, Class DC, IO, 6.500%, 06/15/28	89
25,013	Series 2065, Class PX, IO, 0.750%, 08/17/27	692
1,080	Series 2075, Class PH, 6.500%, 08/15/28	1,173
304	Series 2086, Class GB, 6.000%, 09/15/28	328
72	Series 2089, Class PJ, IO, 7.000%, 10/15/28	13
672	Series 2102, Class TC, 6.000%, 12/15/13 (m)	714
430	Series 2102, Class TU, 6.000%, 12/15/13 (m)	457
943	Series 2110, Class PG, 6.000%, 01/15/29	1,026
736	Series 2111, Class SB, IF, IO, 7.269%, 01/15/29	118
399	Series 2115, Class PE, 6.000%, 01/15/14	422
327	Series 2125, Class JZ, 6.000%, 02/15/29	353
718	Series 2130, Class QS, 6.000%, 03/15/29	780
120	Series 2132, Class SB, HB, IF, 29.559%, 03/15/29	166
179	Series 2132, Class ZL, 6.500%, 03/15/29	197
17	Series 2135, Class UK, IO, 6.500%, 03/15/14	1
24	Series 2141, Class IO, IO, 7.000%, 04/15/29	4
57	Series 2163, Class PC, IO, 7.500%, 06/15/29	11
132	Series 2178, Class PB, 7.000%, 08/15/29	145
17	Series 2189, Class SA, IF, 17.917%, 02/15/28	18
200	Series 2201, Class C, 8.000%, 11/15/29	222
617	Series 2209, Class TC, 8.000%, 01/15/30	693
297	Series 2210, Class Z, 8.000%, 01/15/30	318
119	Series 2224, Class CB, 8.000%, 03/15/30	131
69	Series 2247, Class Z, 7.500%, 08/15/30	76
347	Series 2254, Class Z, 9.000%, 09/15/30	406
338	Series 2256, Class MC, 7.250%, 09/15/30	368
545	Series 2259, Class ZM, 7.000%, 10/15/30	594
585	Series 2271, Class PC, 7.250%, 12/15/30	591
518	Series 2283, Class K, 6.500%, 12/15/23	570

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
183	Series 2296, Class PD, 7.000%, 03/15/31	196
350	Series 2301, Class PA, 6.000%, 10/15/13	369
2,466	Series 2303, Class ZD, 7.000%, 04/15/31	2,701
1,122	Series 2303, Class ZN, 8.500%, 04/15/29	1,258
81	Series 2306, Class K, PO, 05/15/24	70
204	Series 2306, Class SE, IF, IO, 6.940%, 05/15/24	32
928	Series 2344, Class QG, 6.000%, 08/15/16	997
1,458	Series 2344, Class ZD, 6.500%, 08/15/31	1,599
153	Series 2344, Class ZJ, 6.500%, 08/15/31	168
104	Series 2345, Class NE, 6.500%, 08/15/31	113
358	Series 2347, Class VP, 6.500%, 03/15/20	385
350	Series 2353, Class TD, 6.000%, 09/15/16	378
344	Series 2355, Class BP, 6.000%, 09/15/16	371
278	Series 2358, Class PD, 6.000%, 09/15/16	293
561	Series 2359, Class PM, 6.000%, 09/15/16	603
528	Series 2359, Class ZB, 8.500%, 06/15/31	603
621	Series 2360, Class PG, 6.000%, 09/15/16	661
183	Series 2363, Class PF, 6.000%, 09/15/16	196
342	Series 2366, Class MD, 6.000%, 10/15/16	366
114	Series 2368, Class AS, HB, IF, 20.330%, 10/15/31	143
253	Series 2368, Class TG, 6.000%, 10/15/16	272
116	Series 2372, Class F, VAR, 0.731%, 10/15/31	116
119	Series 2383, Class FD, VAR, 0.731%, 11/15/31	115
210	Series 2388, Class UZ, 8.500%, 06/15/31	234
1,619	Series 2391, Class QR, 5.500%, 12/15/16	1,732
158	Series 2394, Class MC, 6.000%, 12/15/16	171
577	Series 2399, Class TH, 6.500%, 01/15/32	633
326	Series 2410, Class OE, 6.375%, 02/15/32	353
454	Series 2410, Class QS, IF, 18.900%, 02/15/32	595
217	Series 2410, Class QX, IF, IO, 8.419%, 02/15/32	34
335	Series 2423, Class MC, 7.000%, 03/15/32	370
401	Series 2423, Class MT, 7.000%, 03/15/32	442
409	Series 2425, Class OB, 6.000%, 03/15/17	442
912	Series 2433, Class SA, VAR, 20.330%, 02/15/32	1,129
533	Series 2434, Class TC, 7.000%, 04/15/32	590
958	Series 2436, Class MC, 7.000%, 04/15/32	1,061
297	Series 2444, Class ES, IF, IO, 7.719%, 03/15/32	42
300	Series 2450, Class GZ, 7.000%, 05/15/32	327
337	Series 2450, Class SW, IF, IO, 7.769%, 03/15/32	45
853	Series 2458, Class QE, 5.500%, 06/15/17	912
668	Series 2460, Class VZ, 6.000%, 11/15/29	682
861	Series 2462, Class NB, 6.500%, 06/15/22	960
1,731	Series 2464, Class FE, VAR, 1.231%, 03/15/32	1,752
88	Series 2470, Class SL, IF, 9.000%, 01/15/27	104
609	Series 2474, Class SJ, IF, IO, 7.419%, 07/15/17	57
197	Series 2480, Class PV, 6.000%, 07/15/11	204
5,843	Series 2494, Class SX, IF, IO, 6.769%, 02/15/32	858
442	Series 2513, Class YO, PO, 02/15/32	432
760	Series 2515, Class DE, 4.000%, 03/15/32	790
101	Series 2519, Class BT, 8.500%, 09/15/31	106
102	Series 2527, Class VU, 5.500%, 10/15/13	102
1,036	Series 2533, Class HB, 5.500%, 12/15/17	1,120
575	Series 2535, Class BK, 5.500%, 12/15/22	622
75	Series 2541, Class GX, 5.500%, 02/15/17	76
1,424	Series 2549, Class ZG, 5.000%, 01/15/18	1,425
670	Series 2553, Class GF, VAR, 0.631%, 02/15/17	667
252	Series 2565, Class MB, 6.000%, 05/15/30	261
5,000	Series 2568, Class KG, 5.500%, 02/15/23	5,382
214	Series 2571, Class SK, HB, IF, 33.505%, 09/15/23	323
1,530	Series 2574, Class HP, 5.000%, 02/15/18	1,637
1,644	Series 2586, Class WI, IO, 6.500%, 03/15/33	303
5,000	Series 2590, Class IP, IO, 5.500%, 08/15/31	416
1,400	Series 2591, Class QO, 4.500%, 03/15/18	1,480
1,509	Series 2591, Class WI, IO, 5.500%, 02/15/30	60
172	Series 2594, Class VA, 6.000%, 03/15/14	172
289	Series 2597, Class DS, IF, IO, 7.319%, 02/15/33	13
646	Series 2599, Class DS, IF, IO, 6.769%, 02/15/33	35
653	Series 2610, Class DS, IF, IO, 6.869%, 03/15/33	46
1,807	Series 2610, Class DZ, 5.500%, 05/15/33	1,918
1,466	Series 2611, Class SH, IF, IO, 7.419%, 10/15/21	97
1,036	Series 2611, Class UH, 4.500%, 05/15/18	1,094
2,330	Series 2617, Class GR, 4.500%, 05/15/18	2,462
154	Series 2624, Class IU, IO, 5.000%, 06/15/33	9
4,718	Series 2626, Class NS, IF, IO, 6.319%, 06/15/23	528
3,172	Series 2627, Class GY, 4.500%, 06/15/18	3,351
2,071	Series 2631, Class LC, 4.500%, 06/15/18	2,189
416	Series 2631, Class SA, IF, 14.427%, 06/15/33	448
1,373	Series 2637, Class SA, IF, IO, 5.869%, 06/15/18	124

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   127

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
491	Series 2640, Class UG, IO, 5.000%, 01/15/32	97
2,514	Series 2640, Class UP, IO, 5.000%, 01/15/32	312
298	Series 2640, Class UR, IO, 4.500%, 08/15/17	9
3,437	Series 2641, Class WI, IO, 5.000%, 01/15/33	402
171	Series 2643, Class HI, IO, 4.500%, 12/15/16	4
1,000	Series 2649, Class IG, IO, 5.000%, 11/15/31	148
1,615	Series 2650, Class PO, PO, 12/15/32	1,425
2,728	Series 2650, Class SO, PO, 12/15/32	2,409
475	Series 2656, Class SH, HB, IF, 20.908%, 02/15/25	517
1,000	Series 2657, Class MD, 5.000%, 12/15/20	1,052
233	Series 2663, Class EO, PO, 08/15/33	196
304	Series 2668, Class S, IF, 11.539%, 09/15/33	305
2,609	Series 2668, Class SB, IF, 6.995%, 10/15/15	2,715
724	Series 2671, Class S, IF, 14.336%, 09/15/33	778
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,106
430	Series 2672, Class SJ, IF, 6.951%, 09/15/16	446
6,732	Series 2675, Class CK, 4.000%, 09/15/18 (m)	6,996
7,000	Series 2677, Class LE, 4.500%, 09/15/18	7,384
1,235	Series 2682, Class YS, IF, 8.657%, 10/15/33	1,146
88	Series 2683, Class VA, 5.500%, 02/15/21	90
11,562	Series 2684, Class PO, PO, 01/15/33	9,114
1,346	Series 2684, Class TO, PO, 10/15/33	1,032
1,723	Series 2686, Class GB, 5.000%, 05/15/20	1,790
1,052	Series 2686, Class NS, IF, IO, 7.369%, 10/15/21	78
739	Series 2690, Class SJ, IF, 8.804%, 10/15/33	674
902	Series 2691, Class WS, IF, 8.654%, 10/15/33	819
1,006	Series 2692, Class SC, IF, 12.825%, 07/15/33	1,107
224	Series 2694, Class BA, 4.000%, 06/15/31	230
703	Series 2695, Class OB, PO, 10/15/33	481
853	Series 2695, Class SX, VAR, 16.008%, 10/15/33	925
427	Series 2695, Class WS, VAR, 15.871%, 10/15/33	457
459	Series 2696, Class SM, IF, 13.739%, 12/15/26	486
1,554	Series 2702, Class PC, 5.000%, 01/15/23	1,658
500	Series 2705, Class SC, IF, 8.654%, 11/15/33	456
1,182	Series 2705, Class SD, IF, 8.703%, 11/15/33	1,107
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,778
3,679	Series 2716, Class UN, 4.500%, 12/15/23	3,816
2,071	Series 2720, Class PC, 5.000%, 12/15/23	2,213
806	Series 2725, Class SC, VAR, 8.732%, 11/15/33	692
3,108	Series 2727, Class BS, IF, 8.729%, 01/15/34	2,845
104	Series 2727, Class PO, PO, 01/15/34	87
256	Series 2739, Class S, IF, 11.539%, 01/15/34	255
574	Series 2744, Class FE, VAR, 02/15/34	560
1,691	Series 2744, Class PD, 5.500%, 08/15/33	1,757
175	Series 2744, Class QO, PO, 02/15/34	171
2,071	Series 2744, Class TU, 5.500%, 05/15/32	2,127
439	Series 2753, Class S, IF, 11.539%, 02/15/34	438
3,157	Series 2755, Class PA, PO, 02/15/29	3,048
671	Series 2755, Class SA, IF, 13.739%, 05/15/30	746
580	Series 2756, Class NA, 5.000%, 02/15/24	619
1,029	Series 2760, Class IB, IO, 5.000%, 11/15/27	37
438	Series 2762, Class LO, PO, 03/15/34	359
685	Series 2764, Class OE, 4.500%, 03/15/19	723
254	Series 2769, Class PO, PO, 03/15/34	220
198	Series 2774, Class QO, PO, 04/15/34	160
906	Series 2776, Class SK, IF, 8.729%, 04/15/34	845
135	Series 2777, Class DV, 6.500%, 11/15/17	144
352	Series 2777, Class SX, IF, 11.862%, 04/15/34	346
133	Series 2778, Class BS, IF, 15.173%, 04/15/34	136
3,500	Series 2780, Class BE, 4.500%, 04/15/19	3,691
1,540	Series 2780, Class JG, 4.500%, 04/15/19	1,606
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,800
272	Series 2801, Class BS, IF, 13.639%, 05/15/34	282
823	Series 2812, Class AB, 4.500%, 10/15/18	861
697	Series 2812, Class EL, 7.500%, 02/15/27	713
2,680	Series 2812, Class NO, PO, 10/15/33	1,946
352	Series 2827, Class NT, IF, 8.000%, 01/15/22	361
285	Series 2827, Class SQ, IF, 7.500%, 01/15/19	302
794	Series 2835, Class QO, PO, 12/15/32	669
130	Series 2841, Class YA, 5.500%, 07/15/27	131
465	Series 2863, Class JA, 4.500%, 09/15/19	452
1,370	Series 2864, Class GB, 4.000%, 09/15/19	1,419
382	Series 2925, Class MW, VAR, 01/15/35	378
4,321	Series 2934, Class EC, PO, 02/15/20	3,883
549	Series 2934, Class EN, PO, 02/15/18	528
4,494	Series 2934, Class HI, IO, 5.000%, 02/15/20	568
2,955	Series 2934, Class KI, IO, 5.000%, 02/15/20	370
1,206	Series 2945, Class SA, IF, 11.879%, 03/15/20	1,315
1,258	Series 2967, Class JI, IO, 5.000%, 04/15/20	139
518	Series 2967, Class S, HB, IF, 32.557%, 04/15/25	714
1,031	Series 2971, Class GB, 5.000%, 11/15/16	1,077
685	Series 2971, Class GC, 5.000%, 07/15/18	728
180	Series 2975, Class KO, PO, 05/15/35	164
1,250	Series 2979, Class BC, 5.000%, 04/15/20	1,335
693	Series 2989, Class PO, PO, 06/15/23	617

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
622	Series 2990, Class LK, VAR, 0.601%, 10/15/34	614
624	Series 2990, Class SL, HB, IF, 23.648%, 06/15/34	845
416	Series 2990, Class WP, IF, 16.433%, 06/15/35	487
232	Series 2996, Class FD, VAR, 0.481%, 06/15/35	229
1,000	Series 2999, Class NC, 4.500%, 12/15/18	1,050
192	Series 3000, Class JF, VAR, 0.631%, 04/15/35	191
1,936	Series 3047, Class OB, 5.500%, 12/15/33	2,072
2,110	Series 3049, Class XF, VAR, 0.581%, 05/15/33	2,073
1,856	Series 3054, Class MI, IO, 5.500%, 05/15/34	217
120	Series 3063, Class ST, SUB, 11/15/35	117
3,387	Series 3068, Class QB, 4.500%, 06/15/20	3,575
1,735	Series 3100, Class MA, VAR, 4.071%, 12/15/35 (f) (i)	1,588
1,184	Series 3117, Class EO, PO, 02/15/36	981
1,456	Series 3117, Class OK, PO, 02/15/36	1,231
749	Series 3118, Class DM, 5.000%, 02/15/24	748
370	Series 3122, Class OH, PO, 03/15/36	312
78	Series 3122, Class ZB, 6.000%, 03/15/36	76
273	Series 3134, Class PO, PO, 03/15/36	233
6,336	Series 3137, Class XP, 6.000%, 04/15/36	6,910
1,265	Series 3138, Class PO, PO, 04/15/36	1,074
476	Series 3149, Class SO, PO, 05/15/36	415
1,410	Series 3152, Class MO, PO, 03/15/36	1,136
10,000	Series 3155, Class CG, 6.000%, 11/15/24	10,673
405	Series 3158, Class LX, VAR, 05/15/36	388
1,000	Series 3162, Class OB, 6.000%, 11/15/30	1,066
8,000	Series 3166, Class AC, 5.000%, 06/15/21	8,660
386	Series 3170, Class FM, VAR, 0.581%, 09/15/33	380
1,136	Series 3171, Class MO, PO, 06/15/36	972
941	Series 3174, Class PX, 5.000%, 06/15/17	1,015
1,757	Series 3179, Class OA, PO, 07/15/36	1,480
645	Series 3184, Class OA, PO, 02/15/33	598
3,240	Series 3194, Class SA, IF, IO, 6.869%, 07/15/36	334
1,480	Series 3195, Class PD, 6.500%, 07/15/36	1,642
2,966	Series 3219, Class DI, IO, 6.000%, 04/15/36	420
2,695	Series 3232, Class ST, IF, IO, 6.469%, 10/15/36	360
2,835	Series 3253, Class PO, PO, 12/15/21	2,599
1,468	Series 3260, Class CS, IF, IO, 5.909%, 01/15/37	150
1,635	Series 3274, Class JO, PO, 02/15/37	1,325
1,452	Series 3274, Class MO, PO, 02/15/37	1,265
828	Series 3275, Class FL, VAR, 0.671%, 02/15/37	811
3,500	Series 3282, Class YD, 5.500%, 02/15/22	3,766
1,500	Series 3285, Class PC, 5.500%, 09/15/30	1,587
500	Series 3288, Class GS, IF, 4.720%, 03/15/37	503
4,188	Series 3290, Class SB, IF, IO, 6.219%, 03/15/37	332
4,000	Series 3299, Class KB, 5.000%, 08/15/29	4,166
568	Series 3299, Class QF, VAR, 04/15/37	553
760	Series 3303, Class SX, VAR, 04/15/37	745
1,110	Series 3305, Class MB, VAR, 2.711%, 07/15/34	1,065
3,000	Series 3334, Class MC, 5.000%, 04/15/33	3,173
6,775	Series 3342, Class HI, IF, IO, 5.769%, 07/15/37	439
567	Series 3356, Class PA, 6.000%, 11/15/26	583
695	Series 3371, Class FA, VAR, 0.831%, 09/15/37	689
2,115	Series 3373, Class TO, PO, 04/15/37	1,841
3,423	Series 3387, Class SA, IF, IO, 6.189%, 11/15/37	407
3,853	Series 3404, Class SC, IF, IO, 5.769%, 01/15/38	355
12,708	Series 3422, Class AI, SUB, IO, 1.860%, 01/15/38	245
2,219	Series 3422, Class LI, IO, 5.000%, 02/15/23	233
14,195	Series 3430, Class AI, IO, 1.417%, 09/15/12	288
9,133	Series 3437, Class AI, IO, 1.335%, 09/15/11	103
4,090	Series 3481, Class SJ, IF, IO, 5.619%, 08/15/38	325
7,386	Series 3505, Class SA, IF, IO, 5.769%, 01/15/39	704
3,792	Series 3511, Class IO, IO, 5.000%, 12/15/21	358
3,760	Series 3511, Class SA, IF, IO, 5.769%, 02/15/39	359
3,586	Series 3515, Class PI, IO, 5.500%, 07/15/37	693
2,713	Series 3537, Class MI, IO, 5.000%, 06/15/38	632
871	Series 3546, Class A, VAR, 6.124%, 02/15/39	913
1,600	Series 3607, Class BO, PO, 04/15/36	1,026
3,849	Series 3611, Class PO, PO, 07/15/34	3,309
1,443	Series R012, Class AI, IO, 5.500%, 12/15/20	118
	Federal Home Loan Mortgage Corp. STRIPS,
4	Series 1, Class B, IO, 8.000%, 10/15/18	1
2	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
20	Series 134, Class B, IO, 9.000%, 04/01/22	4
3,201	Series 191, Class IO, IO, 8.000%, 01/01/28	622
4,240	Series 233, Class 11, IO, 5.000%, 09/15/35	851
2,382	Series 233, Class 12, IO, 5.000%, 09/15/35	488
5,742	Series 233, Class 13, IO, 5.000%, 09/15/35	1,097
2,100	Series 243, Class 16, IO, 4.500%, 11/15/20	210
3,359	Series 243, Class 17, IO, 4.500%, 12/15/20	328
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
499	Series T-41, Class 3A, VAR, 7.500%, 07/25/32 (m)	562

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   129

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
681		Series T-42, Class A5, 7.500%, 02/25/42	767
112		Series T-51, Class 1A, VAR, 6.500%, 09/25/43	122
136		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	153
1,105		Series T-54, Class 2A, 6.500%, 02/25/43	1,194
1,525		Series T-54, Class 3A, 7.000%, 02/25/43	1,685
287		Series T-58, Class APO, PO, 09/25/43	246
289		Series T-59, Class 1AP, PO, 10/25/43	247
8,138		Series T-76, Class 2A, VAR, 4.845%, 10/25/37	8,326
		Federal National Mortgage Association Grantor Trust,
62		Series 2001-T10, Class PO, PO, 12/25/41	52
1,395		Series 2001-T7, Class A1, 7.500%, 02/25/41	1,535
435		Series 2002-T16, Class A2, 7.000%, 07/25/42	472
799		Series 2002-T19, Class A2, 7.000%, 07/25/42	862
563		Series 2002-T4, Class A2, 7.000%, 12/25/41	613
1,778		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,929
		Federal National Mortgage Association REMICS,
93		Series 1988-7, Class Z, 9.250%, 04/25/18	103
6		Series 1988-11, Class D, PO, 05/25/18	5
539		Series 1988-21, Class G, 9.500%, 08/25/18	614
5		Series 1988-29, Class B, 9.500%, 12/25/18	6
5		Series 1989-19, Class A, 10.300%, 04/25/19	5
7		Series 1989-21, Class G, 10.450%, 04/25/19	8
23		Series 1989-27, Class Y, 6.900%, 06/25/19	25
24		Series 1989-70, Class G, 8.000%, 10/25/19	27
11		Series 1989-78, Class H, 9.400%, 11/25/19	13
10		Series 1989-89, Class H, 9.000%, 11/25/19	11
7		Series 1990-60, Class K, 5.500%, 06/25/20	8
7		Series 1990-93, Class G, 5.500%, 08/25/20	8
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	6
50		Series 1990-102, Class J, 6.500%, 08/25/20	55
6		Series 1990-134, Class SC, HB, IF, 21.225%, 11/25/20	9
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
427		Series 1991-44, Class G, 8.500%, 05/25/21	478
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	2
3		Series 1992-38, Class Z, 7.500%, 02/25/22	3
44		Series 1992-73, Class H, 7.500%, 05/25/22	45
18		Series 1992-101, Class J, 7.500%, 06/25/22	19
361		Series 1992-188, Class PZ, 7.500%, 10/25/22	397
386		Series 1993-25, Class J, 7.500%, 03/25/23	425
173		Series 1993-27, Class S, IF, 9.376%, 02/25/23	186
81		Series 1993-31, Class K, 7.500%, 03/25/23	89
760		Series 1993-54, Class Z, 7.000%, 04/25/23	829
41		Series 1993-62, Class SA, IF, 16.268%, 04/25/23	50
38		Series 1993-97, Class FA, VAR, 1.500%, 05/25/23	38
14		Series 1993-108, Class D, PO, 02/25/23	13
94		Series 1993-162, Class F, VAR, 1.200%, 08/25/23	94
15		Series 1993-165, Class SD, IF, 10.978%, 09/25/23	18
150		Series 1993-167, Class GA, 7.000%, 09/25/23	156
147		Series 1993-179, Class SB, HB, IF, 21.752%, 10/25/23	202
236		Series 1993-220, Class SG, IF, 15.500%, 11/25/13	277
56		Series 1993-225, Class SG, HB, IF, 26.464%, 12/25/13	72
29		Series 1993-228, Class G, PO, 09/25/23	25
20		Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	20
493		Series 1993-250, Class Z, 7.000%, 12/25/23	532
186		Series 1993-257, Class C, PO, 06/25/23	189
1,952		Series 1994-26, Class J, PO, 01/25/24	1,667
231		Series 1994-37, Class L, 6.500%, 03/25/24	251
58		Series 1995-2, Class Z, 8.500%, 01/25/25	65
486		Series 1996-14, Class SE, IF, IO, 7.090%, 08/25/23	76
22		Series 1996-59, Class J, 6.500%, 08/25/22	24
156		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	8
40		Series 1997-24, Class Z, 8.000%, 04/18/27	45
39		Series 1997-27, Class J, 7.500%, 04/18/27	42
695		Series 1997-46, Class Z, 7.500%, 06/17/27	788
37		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	8
1,884		Series 1998-30, Class ZA, 6.500%, 05/20/28	2,042
113		Series 1998-36, Class J, 6.000%, 07/18/28	121
835		Series 1998-36, Class ZB, 6.000%, 07/18/28	913
305		Series 1998-43, Class SA, IF, IO, 14.973%, 04/25/23	94
239		Series 1999-57, Class Z, 7.500%, 12/25/19	270
246		Series 1999-62, Class PB, 7.500%, 12/18/29	271
38		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	8
1,629		Series 2001-4, Class ZA, 6.500%, 03/25/31	1,799

SEE NOTES TO FINANCIAL STATEMENTS.

130   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
195	Series 2001-5, Class OW, 6.000%, 03/25/16	206
233	Series 2001-7, Class PF, 7.000%, 03/25/31	259
733	Series 2001-31, Class VD, 6.000%, 05/25/31	753
427	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	75
406	Series 2001-36, Class DE, 7.000%, 08/25/31	451
952	Series 2001-38, Class FB, VAR, 0.729%, 08/25/31	943
231	Series 2001-44, Class PD, 7.000%, 09/25/31	257
422	Series 2001-44, Class PU, 7.000%, 09/25/31	469
762	Series 2001-49, Class LZ, 8.500%, 07/25/31	852
324	Series 2001-52, Class XN, 6.500%, 11/25/15	353
1,150	Series 2001-61, Class Z, 7.000%, 11/25/31	1,279
557	Series 2001-71, Class QE, 6.000%, 12/25/16	601
305	Series 2001-72, Class SX, IF, 16.933%, 12/25/31	345
290	Series 2001-74, Class MB, 6.000%, 12/25/16	315
280	Series 2002-1, Class HC, 6.500%, 02/25/22	309
142	Series 2002-1, Class SA, HB, IF, 24.444%, 02/25/32	180
232	Series 2002-1, Class UD, HB, IF, 23.625%, 12/25/23	306
605	Series 2002-3, Class PG, 5.500%, 02/25/17	651
1,002	Series 2002-7, Class FD, VAR, 0.929%, 04/25/29	1,003
230	Series 2002-9, Class ST, IF, 18.771%, 03/25/17	270
1,946	Series 2002-11, Class QG, 5.500%, 03/25/17	2,078
1,326	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	59
88	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	106
3,005	Series 2002-18, Class PC, 5.500%, 04/25/17	3,176
561	Series 2002-19, Class PE, 6.000%, 04/25/17	605
183	Series 2002-37, Class Z, 6.500%, 06/25/32	201
3,000	Series 2002-42, Class C, 6.000%, 07/25/17	3,283
1,296	Series 2002-55, Class QE, 5.500%, 09/25/17	1,394
3,777	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	4,045
1,024	Series 2002-62, Class ZE, 5.500%, 11/25/17	1,091
756	Series 2002-63, Class KC, 5.000%, 10/25/17	802
719	Series 2002-63, Class LB, 5.500%, 10/25/17	770
2,500	Series 2002-71, Class KM, 5.000%, 11/25/17	2,659
209	Series 2002-74, Class LD, 5.000%, 01/25/16	209
644	Series 2002-77, Class S, IF, 14.064%, 12/25/32	687
2,616	Series 2002-81, Class JO, PO, 04/25/32	2,392
46	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	3
1,000	Series 2002-95, Class XD, 5.000%, 01/25/18	1,064
730	Series 2003-7, Class A1, 6.500%, 12/25/42	789
34	Series 2003-8, Class SB, IF, IO, 7.421%, 03/25/16	—	(h)
3,474	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	604
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,019
1,399	Series 2003-23, Class CS, IF, IO, 7.871%, 05/25/31	148
3,421	Series 2003-26, Class XS, IF, IO, 6.821%, 03/25/23	356
1,036	Series 2003-27, Class DW, 4.500%, 04/25/17	1,080
5,218	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	963
281	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	57
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,624
4,773	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	786
4,392	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	272
185	Series 2003-52, Class SX, HB, IF, 22.264%, 10/25/31	230
1,000	Series 2003-55, Class CD, 5.000%, 06/25/23	1,062
439	Series 2003-60, Class NJ, 5.000%, 07/25/21	453
75	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	—	(h)
227	Series 2003-67, Class VQ, 7.000%, 01/25/19	237
866	Series 2003-68, Class QP, 3.000%, 07/25/22	887
3,392	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	389
2,618	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	374
312	Series 2003-73, Class GA, 3.500%, 05/25/31	320
1,076	Series 2003-73, Class HF, VAR, 0.679%, 01/25/31	1,072
600	Series 2003-73, Class PB, 4.500%, 08/25/18	619
210	Series 2003-74, Class SH, IF, 9.758%, 08/25/33	196
1,958	Series 2003-76, Class SH, IF, 13.743%, 09/25/31	2,199
123	Series 2003-79, Class NM, 4.000%, 05/25/22	127
4,154	Series 2003-80, Class SY, IF, IO, 7.421%, 06/25/23	459

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   131

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,095
3,001	Series 2003-83, Class PG, 5.000%, 06/25/23	3,190
518	Series 2003-86, Class PX, 4.500%, 02/25/17	542
446	Series 2003-91, Class SD, IF, 12.119%, 09/25/33	451
245	Series 2003-92, Class SH, IF, 9.220%, 09/25/18	248
288	Series 2003-106, Class PO, PO, 08/25/17	267
1,295	Series 2003-106, Class US, IF, 8.732%, 11/25/23	1,224
3,985	Series 2003-106, Class WE, 4.500%, 11/25/22	4,190
285	Series 2003-113, Class PC, 4.000%, 03/25/15	288
2,328	Series 2003-116, Class SB, IF, IO, 7.371%, 11/25/33	331
2,739	Series 2003-117, Class JB, 3.500%, 06/25/33	2,758
3,000	Series 2003-120, Class BL, 3.500%, 12/25/18	3,028
777	Series 2003-122, Class TE, 5.000%, 12/25/22	832
3,479	Series 2003-123, Class YS, IF, IO, 6.871%, 03/25/24	129
799	Series 2003-128, Class KE, 4.500%, 01/25/14	837
824	Series 2003-130, Class SX, IF, 11.177%, 01/25/34	861
516	Series 2003-131, Class SK, IF, 15.743%, 01/25/34	600
576	Series 2003-132, Class OA, PO, 08/25/33	498
1,464	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	216
265	Series 2004-1, Class DL, 4.500%, 02/25/18	267
1,850	Series 2004-4, Class QI, IF, IO, 6.871%, 06/25/33	211
463	Series 2004-4, Class QM, IF, 13.743%, 06/25/33	521
1,124	Series 2004-10, Class SC, HB, IF, 27.685%, 02/25/34	1,475
1,162	Series 2004-14, Class SD, IF, 8.732%, 03/25/34	1,056
1,430	Series 2004-21, Class CO, PO, 04/25/34	894
743	Series 2004-22, Class A, 4.000%, 04/25/19	760
1,036	Series 2004-25, Class PB, 5.500%, 05/25/32	1,108
777	Series 2004-25, Class PC, 5.500%, 01/25/34	837
1,495	Series 2004-25, Class SA, IF, 18.896%, 04/25/34	1,740
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,399
777	Series 2004-36, Class PB, 5.500%, 05/25/32	837
1,069	Series 2004-36, Class SA, IF, 18.896%, 05/25/34	1,240
351	Series 2004-36, Class SN, IF, 13.743%, 07/25/33	397
3,057	Series 2004-46, Class HS, IF, IO, 5.771%, 05/25/30	197
619	Series 2004-46, Class QB, HB, IF, 23.085%, 05/25/34	740
477	Series 2004-46, Class SK, IF, 15.871%, 05/25/34	527
288	Series 2004-51, Class SY, IF, 13.783%, 07/25/34	322
484	Series 2004-53, Class NB, 5.500%, 02/25/21	498
1,554	Series 2004-53, Class NC, 5.500%, 07/25/24	1,664
1,362	Series 2004-59, Class BG, PO, 12/25/32	1,137
792	Series 2004-61, Class CO, PO, 10/25/31	752
287	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	320
792	Series 2004-92, Class JO, PO, 12/25/34	786
2,667	Series 2005-7, Class LO, PO, 02/25/35	1,985
739	Series 2005-13, Class FL, VAR, 0.629%, 03/25/35	719
605	Series 2005-14, Class BA, 4.500%, 04/25/19	632
535	Series 2005-15, Class MO, PO, 03/25/35	421
310	Series 2005-47, Class AN, 5.000%, 12/25/16	318
789	Series 2005-52, Class PA, 6.500%, 06/25/35	858
3,239	Series 2005-56, Class S, IF, IO, 6.481%, 07/25/35	412
652	Series 2005-58, Class PO, PO, 07/25/35	540
696	Series 2005-66, Class SG, IF, 16.803%, 07/25/35	820
5,144	Series 2005-66, Class SV, IF, IO, 6.521%, 07/25/35	587
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	1,097
2,708	Series 2005-68, Class PG, 5.500%, 08/25/35	2,920
673	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	48
604	Series 2005-73, Class PS, IF, 16.128%, 08/25/35	710
2,394	Series 2005-84, Class XM, 5.750%, 10/25/35	2,604
1,544	Series 2005-88, Class QO, PO, 11/25/33	1,253
1,086	Series 2005-90, Class AO, PO, 10/25/35	953
2,763	Series 2005-90, Class ES, IF, 16.303%, 10/25/35	3,212
2,164	Series 2005-90, Class PO, PO, 09/25/35	1,918
592	Series 2005-96, Class BP, 5.900%, 02/25/15	608
762	Series 2005-103, Class SC, IF, 10.848%, 07/25/35	684

SEE NOTES TO FINANCIAL STATEMENTS.

132   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,842	Series 2005-106, Class US, HB, IF, 23.728%, 11/25/35	2,632
2,378	Series 2005-109, Class PB, 6.000%, 01/25/34	2,534
3,523	Series 2005-110, Class GJ, 5.500%, 11/25/30	3,737
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,933
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,564
1,557	Series 2005-116, Class PB, 6.000%, 04/25/34	1,686
4,500	Series 2005-118, Class ME, 6.000%, 01/25/32	4,802
6,000	Series 2005-118, Class PN, 6.000%, 01/25/32	6,511
179	Series 2006-12, Class PA, 5.500%, 03/25/25	182
1,104	Series 2006-15, Class OT, PO, 01/25/36	998
941	Series 2006-23, Class KO, PO, 04/25/36	789
2,717	Series 2006-27, Class OH, PO, 04/25/36	2,297
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,195
1,128	Series 2006-42, Class CF, VAR, 0.679%, 06/25/36	1,115
3,728	Series 2006-43, Class VB, 6.500%, 10/25/17	4,066
1,260	Series 2006-44, Class FP, VAR, 0.629%, 06/25/36	1,243
2,095	Series 2006-44, Class GO, PO, 06/25/36	1,699
6,130	Series 2006-44, Class P, PO, 12/25/33	4,986
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,830
1,276	Series 2006-50, Class JO, PO, 06/25/36	1,041
2,152	Series 2006-50, Class PS, PO, 06/25/36	1,762
4,914	Series 2006-53, Class US, IF, IO, 6.351%, 06/25/36	617
2,971	Series 2006-56, Class FT, VAR, 0.979%, 07/25/36	3,017
978	Series 2006-58, Class AP, PO, 07/25/36	810
1,280	Series 2006-58, Class FL, VAR, 0.689%, 07/25/36	1,267
2,170	Series 2006-58, Class PO, PO, 07/25/36	1,766
3,410	Series 2006-59, Class QO, PO, 01/25/33	2,884
1,268	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,398
866	Series 2006-65, Class QO, PO, 07/25/36	714
1,549	Series 2006-72, Class GO, PO, 08/25/36	1,268
1,088	Series 2006-72, Class HO, PO, 08/25/26	960
1,418	Series 2006-72, Class TO, PO, 08/25/36	1,152
6,848	Series 2006-77, Class PC, 6.500%, 08/25/36	7,608
1,676	Series 2006-78, Class BZ, 6.500%, 08/25/36	1,845
1,406	Series 2006-79, Class DO, PO, 08/25/36	1,158
1,261	Series 2006-90, Class AO, PO, 09/25/36	1,040
410	Series 2006-94, Class GK, HB, IF, 32.106%, 10/25/26	611
1,677	Series 2006-110, Class PO, PO, 11/25/36	1,367
749	Series 2006-111, Class EO, PO, 11/25/36	651
1,545	Series 2006-115, Class OK, PO, 12/25/36	1,244
1,647	Series 2006-118, Class A2, VAR, 0.289%, 12/25/36	1,608
1,710	Series 2006-119, Class PO, PO, 12/25/36	1,410
2,664	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	440
447	Series 2006-123, Class FD, VAR, 0.729%, 01/25/37	442
2,636	Series 2006-126, Class AO, PO, 01/25/37	2,339
3,767	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	612
290	Series 2007-1, Class SD, HB, IF, 37.627%, 02/25/37	419
4,038	Series 2007-7, Class SG, IF, IO, 6.271%, 08/25/36	332
9,772	Series 2007-14, Class ES, IF, IO, 6.211%, 03/25/37	926
1,541	Series 2007-14, Class OP, PO, 03/25/37	1,238
665	Series 2007-15, Class NO, PO, 03/25/22	596
4,206	Series 2007-16, Class FC, VAR, 0.979%, 03/25/37	3,969
5,492	Series 2007-22, Class SC, IF, IO, 5.851%, 03/25/37	543
379	Series 2007-39, Class EF, VAR, 0.479%, 05/25/37	374
1,040	Series 2007-43, Class FL, VAR, 0.529%, 05/25/37	1,024
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,587
4,102	Series 2007-54, Class FA, VAR, 0.629%, 06/25/37	4,068
6,934	Series 2007-54, Class WI, IF, IO, 5.871%, 06/25/37	709
3,585	Series 2007-60, Class AX, IF, IO, 6.921%, 07/25/37	546
2,500	Series 2007-61, Class PC, 5.500%, 07/25/34	2,672
4,446	Series 2007-64, Class FB, VAR, 0.599%, 07/25/37	4,334
3,374	Series 2007-75, Class EO, PO, 01/25/36	2,889
4,033	Series 2007-77, Class FG, VAR, 0.729%, 03/25/37	4,002
2,000	Series 2007-79, Class PB, 5.000%, 04/25/29	2,124
433	Series 2007-79, Class SB, HB, IF, 23.178%, 08/25/37	542
1,366	Series 2007-88, Class VI, IF, IO, 6.311%, 09/25/37	184
4,292	Series 2007-91, Class ES, IF, IO, 6.231%, 10/25/37	363

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   133

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
1,167		Series 2007-97, Class MS, IF, 14.247%, 12/25/31	1,236
816		Series 2007-98, Class VA, 6.000%, 11/25/17	891
8,411		Series 2007-100, Class SM, IF, I0, 6.221%, 10/25/37	745
1,617		Series 2007-106, Class A7, VAR, 6.137%, 10/25/37	1,691
7,000		Series 2007-112, Class GB, 5.500%, 12/25/22	7,580
9,001		Series 2007-112, Class SA, IF, I0, 6.221%, 12/25/37	1,097
14,000		Series 2007-114, Class A6, VAR, 0.431%, 10/27/37	13,825
16,140		Series 2007-116, Class HI, IO, VAR, 6.586%, 01/25/38	1,021
728		Series 2007-118, Class IO, IO, 6.000%, 06/25/36	68
7,444		Series 2008-1, Class BI, IF, IO, 5.681%, 02/25/38	635
2,822		Series 2008-10, Class XI, IF, IO, 6.001%, 03/25/38	377
2,016		Series 2008-12, Class IV, IO, 6.500%, 04/25/31	244
10,922		Series 2008-16, Class IS, IF, IO, 5.971%, 03/25/38	1,288
3,740		Series 2008-19, Class IC, IO, 5.000%, 03/25/23	361
4,298		Series 2008-20, Class SA, IF, I0, 6.761%, 03/25/38	660
1,836		Series 2008-27, Class SN, IF, IO, 6.671%, 04/25/38	173
2,878		Series 2008-32, Class SA, IF, IO, 6.621%, 04/25/38	256
19,858		Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	211
11,145		Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	157
6,067		Series 2008-36, Class IA, IO, 4.500%, 10/25/22	523
743		Series 2008-44, Class PO, PO, 05/25/38	649
5,650		Series 2008-47, Class SI, IF, IO, 6.271%, 06/25/23	558
6,000		Series 2008-51, Class BC, 4.500%, 06/25/23	6,305
4,262		Series 2008-53, Class CI, IF, IO, 6.971%, 07/25/38	494
691		Series 2008-59, Class IG, IO, 5.500%, 11/25/34	59
5,399		Series 2008-80, Class SA, IF, IO, 5.621%, 09/25/38	409
2,346		Series 2008-81, Class SB, IF, IO, 5.621%, 09/25/38	183
3,565		Series 2009-6, Class GS, IF, IO, 6.321%, 02/25/39	341
5,274		Series 2009-9, Class IO, IO, 5.000%, 02/25/24	538
3,972		Series 2009-12, Class IO, IO, 4.500%, 03/25/24	373
2,338		Series 2009-12, Class NI, IO, 5.500%, 08/25/22	174
3,584		Series 2009-14, Class YI, IO, 5.000%, 07/25/22	257
2,500		Series 2009-19, Class IP, IO, 5.500%, 10/25/36	635
4,943		Series 2009-52, Class PI, IO, 5.000%, 07/25/39	980
8,176		Series 2009-84, Class WS, IF, IO, 5.671%, 10/25/39	666
7,722		Series 2009-99, Class SC, IF, IO, 5.951%, 12/25/39	424
1,969		Series 2009-99, Class WA, VAR, 6.289%, 12/25/39	2,158
14,000		Series 2009-103, Class MB, 4.000%, 12/25/39	14,658
7,442		Series 2010-1, Class WA, VAR, 6.135%, 02/25/40	8,121
59		Series G92-4, Class F, VAR, 3.180%, 12/25/21	59
138		Series G92-7, Class JQ, 8.500%, 01/25/22	155
28		Series G92-12, Class B, 7.700%, 02/25/22	31
41		Series G92-14, Class Z, 7.000%, 02/25/22	45
47		Series G92-15, Class Z, 7.000%, 01/25/22	48
—	(h)	Series G92-27, Class SQ, HB, IF, 1,737.650%, 05/25/22	22
27		Series G92-42, Class Z, 7.000%, 07/25/22	30
904		Series G92-44, Class ZQ, 8.000%, 07/25/22	1,005
149		Series G92-54, Class ZQ, 7.500%, 09/25/22	166
269		Series G92-61, Class Z, 7.000%, 10/25/22	296
28		Series G92-62, Class B, PO, 10/25/22	24
174		Series G93-1, Class KA, 7.900%, 01/25/23	197
116		Series G93-17, Class SI, IF, 6.000%, 04/25/23	122
959		Series G94-7, Class PJ, 7.500%, 05/17/24	1,090
149		Series G97-2, Class ZA, 8.500%, 02/17/27	166
		Federal National Mortgage Association STRIPS,
17		Series 23, Class 2, IO, 10.000%, 09/01/17	3
11		Series 59, Class 2, IO, 9.500%, 07/01/17	2
617		Series 213, Class 2, IO, 8.000%, 03/01/23	141
21		Series 265, Class 2, 9.000%, 03/01/24	26
45		Series 285, Class 1, PO, 02/01/27	39
1,188		Series 331, Class 13, IO, 7.000%, 02/01/33	209

SEE NOTES TO FINANCIAL STATEMENTS.

134   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,409	Series 339, Class 18, IO, 4.500%, 07/01/18	306
3,511	Series 339, Class 21, IO, 4.500%, 07/01/18	321
2,844	Series 339, Class 28, IO, 5.500%, 07/01/18	292
6,192	Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	646
1,424	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	223
2,108	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	324
2,991	Series 356, Class 3, IO, 5.000%, 01/01/35	570
4,949	Series 356, Class 39, IO, 5.000%, 01/01/20	532
4,702	Series 365, Class 8, IO, 5.500%, 05/01/36	790
935	Series 368, Class 3, IO, 4.500%, 11/01/20	93
1,892	Series 374, Class 5, IO, 5.500%, 08/01/36	315
6,357	Series 383, Class 32, IO, 6.000%, 01/01/38	1,096
1,056	Series 393, Class 6, IO, 5.500%, 04/25/37	173
	Federal National Mortgage Association Whole Loan,
11,277	Series 2002-W10, Class IO, IO, VAR, 0.983%, 08/25/42	300
55	Series 2002-W5, Class A10, IF, IO, 7.871%, 11/25/30	1
676	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	730
380	Series 2003-W1, Class 2A, 7.500%, 12/25/42	422
747	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	807
135	Series 2003-W4, Class 2A, 6.500%, 10/25/42	146
925	Series 2003-W8, Class 2A, 7.000%, 10/25/42	999
1,149	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,252
1,590	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,716
1,632	Series 2005-W3, Class 2AF, VAR, 0.449%, 03/25/45	1,551
1,338	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,440
2,105	Series 2006-W2, Class 1AF1, VAR, 0.449%, 02/25/36	2,035
1,429	Series 2007-W1, Class 1AF1, VAR, 0.489%, 11/25/46	1,436
3,951	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	4,188
602	Series 2007-W7, Class 1A4, HB, IF, 37.807%, 07/25/37	1,005
	Government National Mortgage Association,
122	Series 1994-4, Class KQ, 7.988%, 07/16/24	135
1,888	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,060
255	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	268
51	Series 1997-2, Class E, 7.500%, 02/20/27	58
58	Series 1997-11, Class D, 7.500%, 07/20/27	64
105	Series 1998-26, Class K, 7.500%, 09/17/25	114
606	Series 1999-4, Class ZB, 6.000%, 02/20/29	659
188	Series 1999-41, Class Z, 8.000%, 11/16/29	211
23	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	27
105	Series 1999-44, Class PC, 7.500%, 12/20/29	120
501	Series 1999-44, Class ZG, 8.000%, 12/20/29	552
297	Series 2000-6, Class Z, 7.500%, 02/20/30	324
462	Series 2000-7, Class ST, HB, IF, 38.356%, 01/16/30	822
208	Series 2000-9, Class Z, 8.000%, 06/20/30	230
1,200	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,332
861	Series 2000-10, Class ZP, 7.500%, 02/16/30	947
462	Series 2000-12, Class ST, HB, IF, 38.356%, 02/16/30	821
119	Series 2000-16, Class ZN, 7.500%, 02/16/30	131
1,071	Series 2000-21, Class Z, 9.000%, 03/16/30	1,223
171	Series 2000-26, Class Z, 7.750%, 09/20/30	188
63	Series 2000-36, Class HC, 7.330%, 11/20/30	67
36	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	8
188	Series 2000-38, Class AH, 7.150%, 12/20/30	211
2,000	Series 2001-21, Class PE, 6.500%, 05/16/31	2,157
346	Series 2001-31, Class SJ, 27.199%, 02/20/31	469
24	Series 2001-32, Class WA, IF, 19.553%, 07/20/31	32
213	Series 2001-35, Class SA, IF, IO, 8.018%, 08/16/31	37
210	Series 2001-36, Class S, IF, IO, 7.818%, 08/16/31	34
1,521	Series 2001-53, Class SR, IF, IO, 7.921%, 10/20/31	147
79	Series 2001-55, Class SF, HB, IF, 25.484%, 11/20/31	104
777	Series 2002-4, Class TD, 7.000%, 01/20/32	839
247	Series 2002-7, Class PG, 6.500%, 01/20/32	264
909	Series 2002-24, Class AG, IF, IO, 7.718%, 04/16/32	134
246	Series 2002-24, Class SB, IF, 11.577%, 04/16/32	259
702	Series 2002-24, Class Z, 8.500%, 04/16/32	780
1,872	Series 2002-31, Class SE, IF, IO, 7.268%, 04/16/30	261
75	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	81
628	Series 2002-40, Class UK, 6.500%, 06/20/32	672

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   135

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
166	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	206
370	Series 2002-45, Class QE, 6.500%, 06/20/32	400
482	Series 2002-47, Class PG, 6.500%, 07/16/32	522
62	Series 2002-51, Class SG, HB, IF, 31.509%, 04/20/31	89
248	Series 2002-54, Class GB, 6.500%, 08/20/32	268
438	Series 2002-69, Class PO, PO, 02/20/32	409
410	Series 2002-70, Class AV, 6.000%, 03/20/12	427
620	Series 2002-70, Class PS, IF, IO, 7.471%, 08/20/32	60
535	Series 2002-79, Class KV, 6.000%, 11/20/13	538
347	Series 2002-88, Class VA, 6.000%, 12/20/17	353
1,576	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	64
507	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	30
432	Series 2003-4, Class NY, 5.500%, 12/20/13	463
895	Series 2003-8, Class PO, PO, 01/16/32	821
2,107	Series 2003-11, Class SK, IF, IO, 7.468%, 02/16/33	376
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	667
58	Series 2003-24, Class PO, PO, 03/16/33	48
1,021	Series 2003-34, Class TO, PO, 02/16/32	942
2,106	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	282
3,247	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	310
258	Series 2003-66, Class ED, 5.000%, 08/20/28	260
789	Series 2003-76, Class LS, IF, IO, 6.971%, 09/20/31	58
133	Series 2003-90, Class PO, PO, 10/20/33	113
448	Series 2003-98, Class PC, 5.000%, 02/20/29	457
1,953	Series 2003-112, Class SA, IF, IO, 6.318%, 12/16/33	188
6,000	Series 2003-112, Class TS, IF, IO, 6.721%, 10/20/32	862
5,948	Series 2004-11, Class SW, IF, IO, 5.271%, 02/20/34	553
503	Series 2004-15, Class SA, IF, 19.033%, 12/20/32	556
1,586	Series 2004-24, Class SA, IF, IO, 6.968%, 04/16/31	33
331	Series 2004-28, Class S, IF, 19.025%, 04/16/34	381
776	Series 2004-46, Class AO, PO, 06/20/34	667
4,776	Series 2004-59, Class SG, IF, IO, 6.271%, 07/20/34	612
1,326	Series 2004-68, Class PO, PO, 05/20/31	1,273
11,049	Series 2004-68, Class SA, IF, IO, 6.571%, 05/20/31	759
264	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	274
356	Series 2004-73, Class AE, IF, 14.383%, 08/17/34	405
5,364	Series 2004-73, Class JL, IF, IO, 6.318%, 09/16/34	630
1,788	Series 2004-85, Class PO, PO, 01/17/33	1,629
2,906	Series 2004-90, Class SI, IF, IO, 5.871%, 10/20/34	244
2,442	Series 2005-3, Class SB, IF, IO, 5.871%, 01/20/35	204
4,714	Series 2005-17, Class SL, IF, IO, 6.471%, 07/20/34	344
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	157
365	Series 2005-35, Class FL, VAR, 0.579%, 03/20/32	362
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	622
1,172	Series 2005-68, Class DP, IF, 15.883%, 06/17/35	1,303
5,403	Series 2005-68, Class KI, IF, IO, 6.071%, 09/20/35	672
1,172	Series 2005-69, Class SY, IF, IO, 6.521%, 11/20/33	145
2,428	Series 2005-85, Class IO, IO, 5.500%, 01/16/35	247
665	Series 2005-93, Class JO, PO, 03/20/31	653
1,296	Series 2006-16, Class OP, PO, 03/20/36	1,117
1,000	Series 2006-34, Class PO, PO, 07/20/36	901
3,835	Series 2006-38, Class SW, IF, IO, 6.271%, 06/20/36	325
1,098	Series 2006-59, Class SD, IF, IO, 6.471%, 10/20/36	101
4,015	Series 2007-9, Class DI, IF, IO, 6.281%, 03/20/37	390
1,079	Series 2007-17, Class AF, VAR, 0.432%, 04/16/37	1,064
6,079	Series 2007-17, Class JI, IF, IO, 6.578%, 04/16/37	717
836	Series 2007-17, Class JO, PO, 04/16/37	713
628	Series 2007-25, Class FN, VAR, 0.532%, 05/16/37	609

SEE NOTES TO FINANCIAL STATEMENTS.

136   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,148	Series 2007-26, Class SC, IF, IO, 5.971%, 05/20/37	467
2,092	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	237
235	Series 2007-28, Class BO, PO, 05/20/37	205
659	Series 2007-35, Class TO, PO, 04/20/35	629
219	Series 2007-36, Class HO, PO, 06/16/37	189
4,376	Series 2007-36, Class SE, IF, IO, 6.238%, 06/16/37	453
6,825	Series 2007-36, Class SG, IF, IO, 6.241%, 06/20/37	740
3,766	Series 2007-40, Class SD, IF, IO, 6.521%, 07/20/37	350
3,716	Series 2007-42, Class SB, IF, IO, 6.521%, 07/20/37	339
1,585	Series 2007-45, Class QA, IF, IO, 6.411%, 07/20/37	144
3,674	Series 2007-50, Class AI, IF, IO, 6.546%, 08/20/37	359
737	Series 2007-53, Class SW, IF, 19.519%, 09/20/37	856
3,200	Series 2007-57, Class PO, PO, 03/20/37	2,777
3,755	Series 2007-57, Class QA, IF, IO, 6.271%, 10/20/37	352
5,473	Series 2007-71, Class SB, IF, IO, 6.471%, 07/20/36	383
7,214	Series 2007-74, Class SL, IF, IO, 6.308%, 11/16/37	733
3,630	Series 2007-76, Class SA, IF, IO, 6.301%, 11/20/37	300
5,446	Series 2007-79, Class SY, IF, IO, 6.321%, 12/20/37	406
1,879	Series 2007-81, Class SP, IF, IO, 6.421%, 12/20/37	171
1,476	Series 2007-82, Class SA, IF, IO, 6.301%, 12/20/37	141
3,090	Series 2008-2, Class MS, IF, IO, 6.928%, 01/16/38	327
1,914	Series 2008-10, Class S, IF, IO, 5.601%, 02/20/38	170
5,440	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	603
44	Series 2008-20, Class EX, VAR, 03/20/38	44
1,753	Series 2008-20, Class PO, PO, 09/20/37	1,587
2,037	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	232
3,966	Series 2008-25, Class SB, IF, IO, 6.671%, 03/20/38	351
1,587	Series 2008-29, Class PO, PO, 02/17/33	1,378
3,169	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	343
1,640	Series 2008-33, Class XS, IF, IO, 7.468%, 04/16/38	199
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,590
4,272	Series 2008-36, Class SH, IF, IO, 6.071%, 04/20/38	382
7,980	Series 2008-40, Class SA, IF, IO, 6.168%, 05/16/38	920
4,445	Series 2008-41, Class SA, IF, IO, 6.111%, 05/20/38	428
883	Series 2008-47, Class V, 5.500%, 05/16/19	958
2,678	Series 2008-55, Class SA, IF, IO, 5.971%, 06/20/38	250
2,450	Series 2008-60, Class PO, PO, 01/20/38	2,235
3,616	Series 2008-64, Class ED, 6.500%, 04/20/28	3,844
1,222	Series 2008-71, Class SC, IF, IO, 5.771%, 08/20/38	114
3,393	Series 2008-93, Class AS, IF, IO, 5.471%, 12/20/38	292
2,642	Series 2008-96, Class SL, IF, IO, 5.771%, 12/20/38	247
4,547	Series 2009-6, Class SA, IF, IO, 5.868%, 02/16/39	389
4,259	Series 2009-10, Class SL, IF, IO, 6.268%, 03/16/34	383
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	1,189
3,232	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	447
3,535	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	471
4,738	Series 2009-24, Class DS, IF, IO, 6.071%, 03/20/39	522
2,448	Series 2009-25, Class SE, IF, IO, 7.371%, 09/20/38	251
1,849	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	244
3,345	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	455
2,621	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	244
8,537	Series 2009-42, Class SC, IF, IO, 5.851%, 06/20/39	791
4,269	Series 2009-43, Class SA, IF, IO, 5.721%, 06/20/39	391

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   137

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,810	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	238
1,058	Series 2009-79, Class OK, PO, 11/16/37	917
	Vendee Mortgage Trust,
7,336	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	8,024
922	Series 1996-1, Class 1Z, 6.750%, 02/15/26	1,007
509	Series 1996-2, Class 1Z, 6.750%, 06/15/26	544
1,021	Series 1997-1, Class 2Z, 7.500%, 02/15/27	1,139
756	Series 1998-1, Class 2E, 7.000%, 03/15/28	822
		736,598
	Non-Agency CMO — 23.7%
	ABN Amro Mortgage Corp.,
1,101	Series 2003-6, Class 2A1, 4.644%, 05/25/18	1,112
153	Series 2003-7, Class A3, 4.500%, 07/25/18	156
189	Series 2003-9, Class A2, 4.500%, 08/25/18	187
1,783	American General Mortgage Loan Trust, Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,821
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	806
	ASG Resecuritization Trust,
2,010	Series 2009-1, Class A60, VAR, 5.608%, 06/26/37 (e)	2,000
2,739	Series 2009-2, Class A55, VAR, 5.800%, 05/24/36 (e)	2,732
6,305	Series 2009-3, Class A65, VAR, 5.573%, 03/26/37 (e)	6,242
6,390	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	6,326
5,894	Series 2010-1, Class A85, VAR, 0.629%, 02/27/36 (e)	5,363
12,550	Series 2010-2, Class A60, VAR, 5.270%, 01/28/37 (e)	12,174
	Banc of America Alternative Loan Trust,
352	Series 2003-3, Class APO, PO, 05/25/33	226
3,016	Series 2003-7, Class 2A4, 5.000%, 09/25/18	3,028
1,235	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	1,239
977	Series 2003-11, Class 2A1, 6.000%, 01/25/34	939
500	Series 2003-11, Class PO, PO, 01/25/34	342
491	Series 2004-1, Class 5A1, 5.500%, 02/25/19	474
4,892	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	713
4,341	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	622
	Banc of America Funding Corp.,
1,845	Series 2003-3, Class 1A33, 5.500%, 10/25/33	1,863
448	Series 2004-1, Class PO, PO, 03/25/34	322
614	Series 2004-3, Class 1A7, 5.500%, 10/25/34	612
2,751	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	484
581	Series 2005-4, Class 30PO, PO, 08/25/35	387
1,544	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,385
238	Series 2005-7, Class 30PO, PO, 11/25/35	156
1,164	Series 2005-8, Class 30PO, PO, 01/25/36	751
2,248	Series 2005-E, Class 4A1, VAR, 2.995%, 03/20/35	2,085
	Banc of America Mortgage Securities, Inc.,
798	Series 2003-3, Class 2A1, VAR, 0.779%, 05/25/18	759
1,484	Series 2003-8, Class 2A5, 5.000%, 11/25/18	1,505
257	Series 2003-8, Class APO, PO, 11/25/33	171
174	Series 2003-9, Class 1A2, PO, 12/25/33	117
2,778	Series 2003-E, Class 2A2, VAR, 4.143%, 06/25/33 (a)	2,521
6,442	Series 2004-3, Class 15IO, IO, VAR, 0.220%, 04/25/19	30
571	Series 2004-4, Class 1A9, 5.000%, 05/25/34	564
341	Series 2004-4, Class APO, PO, 05/25/34	216
46,209	Series 2004-5, Class 15IO, IO, VAR, 0.230%, 06/25/19	235
511	Series 2004-6, Class APO, PO, 07/25/34	334
251	Series 2004-9, Class 3A1, 6.500%, 09/25/32	248
441	Series 2004-E, Class 2A5, VAR, 4.149%, 06/25/34	441
1,876	Series 2004-J, Class 3A1, VAR, 5.081%, 11/25/34	1,642
	BCAP LLC Trust,
2,472	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	2,447
1,584	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	1,584
2,260	Series 2009-RR14, Class 4A1, VAR, 5.921%, 03/26/36 (e)	2,260
3,113	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	3,082
	Bear Stearns Adjustable Rate Mortgage Trust,
665	Series 2003-7, Class 3A, VAR, 4.950%, 10/25/33	613
1,103	Series 2004-1, Class 12A1, VAR, 3.602%, 04/25/34	1,008

SEE NOTES TO FINANCIAL STATEMENTS.

138   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,304	Series 2004-2, Class 14A, VAR, 5.163%, 05/25/34	2,326
3,206	Series 2005-5, Class A1, VAR, 2.530%, 08/25/35	3,095
4,046	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	3,582
792	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	494
	Chase Mortgage Finance Corp.,
1,135	Series 2003-S10, Class AP, PO, 11/25/18	796
623	Series 2003-S6, Class A1, 5.000%, 06/25/18	632
	Citicorp Mortgage Securities, Inc.,
127	Series 2002-11, Class 1A14, 6.000%, 11/25/32	126
2,802	Series 2003-6, Class 1A2, 4.500%, 05/25/33	2,827
558	Series 2003-8, Class APO, PO, 08/25/33	359
2,295	Series 2004-1, Class 3A1, 4.750%, 01/25/34	2,327
3,118	Series 2004-5, Class 2A5, 4.500%, 08/25/34	3,184
5,578	Series 2007-3, Class 1A6, IF, IO, 5.171%, 04/25/37	427
	Citigroup Mortgage Loan Trust, Inc.,
1,704	Series 2003-1, Class 2A5, 5.250%, 10/25/33	1,709
622	Series 2003-1, Class PO3, PO, 09/25/33	392
79	Series 2003-1, Class WA2, 6.500%, 06/25/31	72
157	Series 2003-1, Class WPO2, PO, 06/25/31	99
235	Series 2003-UP3, Class A3, 7.000%, 09/25/33	234
1,113	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,127
244	Series 2003-UST1, Class PO1, PO, 12/25/18	166
137	Series 2003-UST1, Class PO2, PO, 12/25/18	95
95	Series 2003-UST1, Class PO3, PO, 12/25/18	68
1,748	Series 2004-UST1, Class A6, VAR, 5.072%, 08/25/34	1,783
433	Series 2005-1, Class 2A1A, VAR, 3.563%, 04/25/35	233
1,251	Series 2005-5, Class 1A2, VAR, 2.507%, 08/25/35	748
2,944	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	2,944
	Countrywide Alternative Loan Trust,
427	Series 2002-8, Class A4, 6.500%, 07/25/32	407
520	Series 2003-6T2, Class A6, 5.500%, 06/25/33	396
518	Series 2003-J1, Class PO, PO, 10/25/33	305
1,456	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,176
2,700	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	2,672
282	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	269
662	Series 2005-5R, Class A1, 5.250%, 12/25/18	599
3,565	Series 2005-1CB, Class 1A6, IF, IO, 6.871%, 03/25/35	435
9,490	Series 2005-20CB, Class 3A8, IF, IO, 4.521%, 07/25/35	772
9,614	Series 2005-22T1, Class A2, IF, IO, 4.841%, 06/25/35	851
855	Series 2005-26CB, Class A10, IF, 12.635%, 07/25/35	926
334	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	322
460	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	351
15,609	Series 2005-37T1, Class A2, IF, IO, 4.821%, 09/25/35	1,491
2,054	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,554
13,765	Series 2005-54CB, Class 1A2, IF, IO, 4.621%, 11/25/35	1,343
311	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	281
1,636	Series 2005-57CB, Class 3A2, IF, IO, 4.871%, 12/25/35	150
869	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	456
1,246	Series 2005-86CB, Class A11, 5.500%, 02/25/36	628
6,905	Series 2005-J1, Class 1A4, IF, IO, 4.871%, 02/25/35	655
34,074	Series 2006-7CB, Class 1A2, IF, IO, 5.071%, 05/25/36	2,950
1,400	Series 2006-26CB, Class A9, 6.500%, 09/25/36	984
2,500	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	621
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,392	Series 2002-36, Class A22, 6.000%, 01/25/33	2,327
250	Series 2003-18, Class A12, 5.500%, 07/25/33	229
1,231	Series 2003-26, Class 1A6, 3.500%, 08/25/33	1,033
116	Series 2003-34, Class A11, 5.250%, 09/25/33	114
600	Series 2003-34, Class A6, 5.250%, 09/25/33	609
212	Series 2003-44, Class A9, PO, 10/25/33	139
366	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	375
46	Series 2003-J2, Class A17, IF, IO, 7.171%, 04/25/33	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   139

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
914	Series 2003-J7, Class 4A3, IF, 9.477%, 08/25/18	825
377	Series 2004-3, Class PO, PO, 04/25/34	222
309	Series 2004-7, Class 2A1, VAR, 3.374%, 06/25/34	301
2,010	Series 2004-28R, Class A1, 5.500%, 08/25/33	2,036
484	Series 2004-HYB1, Class 2A, VAR, 3.332%, 05/20/34	384
1,678	Series 2004-HYB3, Class 2A, VAR, 3.578%, 06/20/34	1,269
1,208	Series 2004-HYB6, Class A3, VAR, 3.610%, 11/20/34	961
1,061	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,066
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	988
3,042	Series 2005-22, Class 2A1, VAR, 5.173%, 11/25/35	2,124
9,291	Series 2007-4, Class 1A52, IF, IO, 5.171%, 05/25/37	887
	Credit Suisse Mortgage Capital Certificates,
4,320	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	4,320
2,390	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	2,383
	CS First Boston Mortgage Securities Corp.,
1,558	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,295
1,050	Series 2003-29, Class 1A1, 6.500%, 12/25/33	1,033
772	Series 2003-29, Class 5A1, 7.000%, 12/25/33	744
303	Series 2004-4, Class 3A5, 5.500%, 08/25/34	303
3,786	Series 2004-8, Class 3A5, 5.500%, 12/25/34	3,811
3,779	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	625
2,710	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	376
1,299	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.626%, 02/25/20	1,294
1,552	Deutsche Mortgage Securities, Inc., Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	1,504
	First Horizon Alternative Mortgage Securities,
1,736	Series 2004-AA4, Class A1, VAR, 2.849%, 10/25/34	1,423
518	Series 2005-AA5, Class 1A2, VAR, 2.545%, 07/25/35	133
873	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	616
12,815	Series 2007-FA4, Class 1A2, IF, IO, 5.421%, 08/25/37	1,300
	First Horizon Asset Securities, Inc.,
584	Series 2003-7, Class 2A1, 4.500%, 09/25/18	584
636	Series 2003-8, Class 2A1, 4.500%, 09/25/18	637
1,948	Series 2003-9, Class 1A6, 5.500%, 11/25/33	1,638
586	Series 2004-4, Class 2A2, 4.500%, 07/25/19	594
773	Series 2004-AR2, Class 2A1, VAR, 3.004%, 05/25/34	721
1,146	Series 2004-AR7, Class 2A1, VAR, 2.880%, 02/25/35 (m)	1,103
685	Series 2004-AR7, Class 2A2, VAR, 2.880%, 02/25/35	588
1,848	Series 2005-AR1, Class 2A2, VAR, 3.768%, 04/25/35	1,686
	GMAC Mortgage Corp. Loan Trust,
1,404	Series 2003-AR1, Class A4, VAR, 4.098%, 10/19/33	1,327
386	Series 2003-J7, Class A10, 5.500%, 11/25/33	395
1,372	Series 2003-J7, Class A7, 5.000%, 11/25/33	1,211
427	Series 2003-J8, Class A, 5.250%, 12/25/33	428
14	Series 2004-J1, Class A15, 5.250%, 04/25/34	15
699	Series 2004-J2, Class A2, VAR, 0.729%, 06/25/34	639
2,705	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	2,716
843	Series 2005-AR3, Class 3A3, VAR, 4.791%, 06/19/35	831
3,424	Series 2005-AR3, Class 3A4, VAR, 4.791%, 06/19/35	2,550
	GSMPS Mortgage Loan Trust,
812	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	674
411	Series 2004-4, Class 1AF, VAR, 0.629%, 06/25/34 (e)	325
830	Series 2005-RP2, Class 1AF, VAR, 0.579%, 03/25/35 (e)	670
1,855	Series 2005-RP3, Class 1AF, VAR, 0.579%, 09/25/35 (e)	1,474
4,436	Series 2006-RP2, Class 1AS2, IF, IO, 5.822%, 04/25/36 (e)	631
	GSR Mortgage Loan Trust,
327	Series 2003-6F, Class A2, VAR, 0.629%, 09/25/32	308
205	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	202
3,028	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	2,810
549	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	552

SEE NOTES TO FINANCIAL STATEMENTS.

140   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
367	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	379
288	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	179
2,777	Series 2005-5F, Class 8A3, VAR, 0.729%, 06/25/35	2,500
4,689	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	3,913
1,491	Series 2006-1F, Class 1AP, PO, 02/25/36	826
7,473	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	4,935
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,444
1,814	Impac Secured Assets CMN Owner Trust, Series 2006-2, Class 2A1, VAR, 0.579%, 08/25/36	1,440
	Indymac Index Mortgage Loan Trust,
12,048	Series 2005-AR11, Class A7, IO, VAR, 0.494%, 08/25/35	124
421	Series 2006-AR3, Class 2A1A, VAR, 5.921%, 03/25/36	249
	JP Morgan Mortgage Trust,
1,505	Series 2004-A3, Class 4A1, VAR, 4.278%, 07/25/34	1,504
1,511	Series 2004-A4, Class 1A1, VAR, 4.626%, 09/25/34	1,525
1,031	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	1,054
4,355	Series 2006-A2, Class 4A1, VAR, 4.054%, 08/25/34	4,161
1,829	Series 2006-A2, Class 5A3, VAR, 3.431%, 11/25/33	1,792
1,626	Series 2006-A3, Class 6A1, VAR, 3.993%, 08/25/34	1,430
76	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	72
	Lehman Mortgage Trust,
1,898	Series 2006-2, Class 1A1, VAR, 6.420%, 04/25/36	1,646
988	Series 2007-6, Class 1A8, 6.000%, 07/25/37	552
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,124
	LVII Resecuritization Trust,
3,478	Series 2009-2, Class A1, VAR, 3.285%, 09/27/37 (e)	3,477
7,446	Series 2009-2, Class A2, VAR, 3.172%, 09/27/37 (e)	7,444
	MASTR Adjustable Rate Mortgages Trust,
398	Series 2004-3, Class 4A2, VAR, 2.650%, 04/25/34	322
112	Series 2004-4, Class 2A1, VAR, 3.526%, 05/25/34	61
1,136	Series 2004-13, Class 2A1, VAR, 3.002%, 04/21/34	1,095
6,750	Series 2004-13, Class 3A6, VAR, 3.097%, 11/21/34	6,696
331	Series 2004-15, Class 3A1, VAR, 3.706%, 12/25/34	244
	MASTR Alternative Loans Trust,
581	Series 2003-4, Class 2A1, 6.250%, 06/25/33	522
617	Series 2003-8, Class 3A1, 5.500%, 12/25/33	619
1,713	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,685
384	Series 2003-9, Class 8A1, 6.000%, 01/25/34	338
208	Series 2004-1, Class 30PO, PO, 02/25/34	130
1,118	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,026
494	Series 2004-3, Class 30PO, PO, 04/25/34	319
495	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	79
512	Series 2004-5, Class 30PO, PO, 06/25/34	338
253	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	39
280	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	42
2,648	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,279
256	Series 2004-7, Class 30PO, PO, 08/25/34	169
941	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	141
1,131	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,121
4,101	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	650
	MASTR Asset Securitization Trust,
1,106	Series 2003-2, Class 1A1, 5.000%, 03/25/18	1,133
465	Series 2003-2, Class 2A1, 4.500%, 03/25/18	444
57	Series 2003-4, Class 2A2, 5.000%, 05/25/18	57
403	Series 2003-4, Class 3A2, 5.000%, 05/25/18	403
331	Series 2003-4, Class 5A1, 5.500%, 05/25/33	335
638	Series 2003-8, Class 1A1, 5.500%, 09/25/33	646
702	Series 2003-8, Class 3A2, VAR, 0.629%, 09/25/33	692
835	Series 2003-9, Class 15PO, PO, 10/25/18	625
315	Series 2003-10, Class 15PO, PO, 11/25/18	231
222	Series 2003-11, Class 15PO, PO, 12/25/18	165
1,317	Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,313
273	Series 2004-1, Class 30PO, PO, 02/25/34	174
308	Series 2004-3, Class PO, PO, 03/25/34	195
1,215	Series 2004-4, Class 3A1, 4.500%, 04/25/19	1,178
1,193	Series 2004-6, Class 2A9, 5.250%, 11/26/16	1,146
712	Series 2004-8, Class 1A1, 4.750%, 08/25/19	715
643	Series 2004-8, Class PO, PO, 08/25/19	458
234	Series 2004-9, Class 5A1, 5.250%, 09/25/19	224

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   141

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
1,000		Series 2006-2, Class 1A30, 6.000%, 06/25/36	749
4,762		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.579%, 05/25/35 (e)	3,868
5,483		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	3,180
		Merrill Lynch Mortgage Investors, Inc.,
1,618		Series 2003-A5, Class 2A6, VAR, 3.258%, 08/25/33	1,491
2,061		Series 2004-A4, Class A2, VAR, 3.122%, 08/25/34	2,052
302		Series 2005-A1, Class 3A, VAR, 5.218%, 12/25/34	290
		Merrill Lynch Trust,
1		Series 7, Class B, PO, 04/20/18	1
76		Series 47, Class Z, 8.985%, 10/20/20	84
1,475		MLCC Mortgage Investors, Inc., Series 2004-D, Class A2, VAR, 0.754%, 08/25/29	1,398
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,230.370%, 04/20/21	18
		MortgageIT Trust,
909		Series 2005-1, Class 1A1, VAR, 0.549%, 02/25/35	724
367		Series 2005-5, Class A1, VAR, 0.489%, 12/25/35	256
		Nomura Asset Acceptance Corp.,
464		Series 2003-A1, Class A1, 5.500%, 05/25/33	466
153		Series 2003-A1, Class A2, 6.000%, 05/25/33	147
46		Series 2003-A1, Class A5, 7.000%, 04/25/33	40
124		Series 2003-A1, Class A7, 5.000%, 04/25/18	123
952		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	894
		Prime Mortgage Trust,
336		Series 2004-1, Class 2A3, 5.250%, 08/25/34	338
350		Series 2004-R1, Class A4, PO, 07/27/33	238
1,264		Series 2005-4, Class 2PO, PO, 10/25/35	688
		RBSSP Resecuritization Trust,
2,578		Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	2,621
1,834		Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	1,770
2,220		Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	2,211
2,500		Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	2,471
3,823		Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	3,785
2,839		Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	2,804
		Residential Accredit Loans, Inc.,
526		Series 2001-QS19, Class A2, 6.000%, 12/25/16	527
145		Series 2002-QS16, Class A3, IF, 16.144%, 10/25/17	148
980		Series 2003-QR19, Class CB4, 5.750%, 10/25/33	815
251		Series 2003-QR24, Class A5, 4.000%, 07/25/33	210
479		Series 2003-QS1, Class A6, 4.250%, 01/25/33	480
1,303		Series 2003-QS12, Class A2A, IF, IO, 7.371%, 06/25/18	173
571		Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	69
9,914		Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	180
1,507		Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,496
1,434		Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,411
1,217		Series 2003-QS19, Class A1, 5.750%, 10/25/33	1,154
422		Series 2003-QS3, Class A2, IF, 15.997%, 02/25/18	422
856		Series 2003-QS3, Class A8, IF, IO, 7.371%, 02/25/18	100
1,094		Series 2003-QS9, Class A3, IF, IO, 7.321%, 05/25/18	141
1,613		Series 2004-QA4, Class NB3, VAR, 5.381%, 09/25/34	1,573
503		Series 2004-QA6, Class NB2, VAR, 3.495%, 12/26/34	410
1,176		Series 2004-QS10, Class A6, 6.000%, 07/25/34	1,068
1,371		Series 2004-QS7, Class A4, 5.500%, 05/25/34	993
1,150		Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,057
361		Series 2005-QA10, Class A31, VAR, 5.574%, 09/25/35	235
2,000		Series 2005-QA6, Class A32, VAR, 5.643%, 05/25/35	1,265
450		Series 2006-QA1, Class A21, VAR, 5.909%, 01/25/36	235
544		Series 2006-QS4, Class A7, IF, 20.014%, 04/25/36	448
863		Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	500

SEE NOTES TO FINANCIAL STATEMENTS.

142   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Residential Asset Securitization Trust,
279	Series 2002-A13, Class A4, 5.250%, 12/25/17	277
730	Series 2003-A13, Class A3, 5.500%, 01/25/34	590
289	Series 2003-A14, Class A1, 4.750%, 02/25/19	282
937	Series 2003-A5, Class A1, 5.500%, 06/25/33	898
391	Series 2005-A11, Class PO, PO, 10/25/35	253
4,502	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	691
8,347	Series 2005-A2, Class A4, IF, IO, 4.821%, 03/25/35	777
1,817	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	860
1,000	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	493
	Residential Funding Mortgage Securities I,
49	Series 2003-S11, Class A1, 2.500%, 06/25/18	48
364	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	363
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,383
544	Series 2003-S14, Class A4, PO, 07/25/18	451
1,566	Series 2003-S16, Class A3, 5.000%, 09/25/18	1,573
1,508	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	1,544
758	Series 2003-S7, Class A17, 4.000%, 05/25/33	729
895	Series 2004-S6, Class 2A6, PO, 06/25/34	573
1,113	Series 2004-S6, Class 3A5, 4.500%, 06/25/19	1,091
1,011	Series 2005-SA4, Class 1A1, VAR, 3.783%, 09/25/35	773
	Residential Funding Securities LLC,
68	Series 2002-RM1, Class API, PO, 12/25/17	47
141	Series 2003-RM2, Class AP-3, PO, 05/25/33	97
177	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class PO1, PO, 12/25/18	121
1,000	Station Place Securitization Trust, Series 2009-1, Class A, VAR, 1.729%, 01/25/40 (e)	1,000
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.944%, 06/25/34	2,593
	Structured Asset Securities Corp.,
80	Series 2002-10H, Class 1AP, PO, 05/25/32	58
661	Series 2003-8, Class 1A2, 5.000%, 04/25/18	633
1,104	Series 2003-16, Class A3, VAR, 0.729%, 06/25/33	1,005
216	Series 2003-21, Class 1A3, 5.500%, 07/25/33	215
1,011	Series 2003-32, Class 1A1, VAR, 5.149%, 11/25/33	1,013
406	Series 2003-31A, Class B1, VAR, 3.277%, 10/25/33 (f) (i)	192
1,677	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	1,633
786	Series 2003-33H, Class 1APO, PO, 10/25/33	526
7,623	Series 2003-37A, Class 2A, VAR, 4.992%, 12/25/33	7,603
5,240	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	5,212
3,300	Series 2004-5H, Class A4, 5.540%, 12/25/33	3,226
1,318	Series 2005-6, Class 4A1, 5.000%, 05/25/35	1,275
368	Series 2005-6, Class 5A8, IF, 13.442%, 05/25/35	357
244	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.549%, 09/25/43	213
	WaMu Mortgage Pass-Through Certificates,
1,382	Series 2002-S5, Class B3, 6.389%, 09/25/32	1,244
290	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	299
2,071	Series 2003-AR7, Class A7, VAR, 2.842%, 08/25/33	1,961
1,456	Series 2003-AR8, Class A, VAR, 2.850%, 08/25/33	1,448
5,622	Series 2003-AR9, Class 1A6, VAR, 2.833%, 09/25/33	5,542
1,338	Series 2003-AR9, Class 2A, VAR, 2.883%, 09/25/33	1,325
2,156	Series 2003-S10, Class A5, 5.000%, 10/25/18	2,159
326	Series 2003-S10, Class A6, PO, 10/25/18	266
1,016	Series 2003-S11, Class 2A5, IF, 16.421%, 11/25/33	986
511	Series 2003-S7, Class A1, 4.500%, 08/25/18	512
1,395	Series 2003-S8, Class A4, 4.500%, 09/25/18	1,371
1,389	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,377
4,180	Series 2003-S9, Class A8, 5.250%, 10/25/33	3,802
286	Series 2003-S9, Class P, PO, 10/25/33	178
2,727	Series 2004-AR14, Class A1, VAR, 2.753%, 01/25/35	2,606
361	Series 2004-AR3, Class A1, VAR, 3.120%, 06/25/34	338
371	Series 2004-AR3, Class A2, VAR, 3.120%, 06/25/34	348
2,220	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	2,242
603	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	600
1,240	Series 2004-S1, Class 1A3, VAR, 0.629%, 03/25/34	1,204
517	Series 2006-AR10, Class 2P, VAR, 09/25/36	264
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
561	Series 2005-1, Class 1A1, 5.500%, 03/25/35	494

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   143

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
14,614	Series 2005-2, Class 1A4, IF, IO, 4.821%, 04/25/35	1,414
1,489	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,193
631	Series 2005-4, Class DP, PO, 06/25/20	398
2,048	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,662
17,421	Series 2005-11, Class A4, IF, IO, 4.721%, 01/25/36	1,538
	Washington Mutual MSC Mortgage Pass-Through Certificates,
347	Series 2002-MS12, Class A, 6.500%, 05/25/32	347
232	Series 2004-RA4, Class 1P, PO, 04/25/19	176
1,610	Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2004-RA2, Class 2A, 7.000%, 07/25/33	1,618
	Wells Fargo Mortgage Backed Securities Trust,
1,019	Series 2003-8, Class A9, 4.500%, 08/25/18	1,020
3,625	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,665
788	Series 2003-11, Class 1APO, PO, 10/25/18	564
1,158	Series 2003-13, Class A7, 4.500%, 11/25/18	1,159
286	Series 2003-14, Class 1A1, 4.750%, 12/25/18	287
2,471	Series 2003-15, Class 1A1, 4.750%, 12/25/18	2,506
698	Series 2003-16, Class 2A1, 4.500%, 12/25/18	703
19,977	Series 2003-16, Class 2AIO, IO, VAR, 0.120%, 12/25/18	58
1,102	Series 2003-17, Class APO, PO, 01/25/34	714
1,703	Series 2003-K, Class 1A1, VAR, 4.473%, 11/25/33	1,698
467	Series 2003-K, Class 1A2, VAR, 4.473%, 11/25/33	465
470	Series 2004-1, Class A11, PO, 02/25/34	296
665	Series 2004-2, Class APO, PO, 01/25/19	475
619	Series 2004-7, Class 2A1, 4.500%, 07/25/19	626
2,138	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,196
877	Series 2004-B, Class A1, VAR, 4.892%, 02/25/34	865
1,680	Series 2004-BB, Class A4, VAR, 2.906%, 01/25/35	1,637
2,994	Series 2004-EE, Class 2A1, VAR, 3.091%, 12/25/34	2,931
374	Series 2004-EE, Class 2A2, VAR, 3.091%, 12/25/34	360
1,609	Series 2004-EE, Class 3A1, VAR, 3.901%, 12/25/34	1,611
1,983	Series 2004-I, Class 1A1, VAR, 3.398%, 07/25/34	1,940
3,029	Series 2004-P, Class 2A1, VAR, 3.063%, 09/25/34	2,860
304	Series 2004-Q, Class 1A3, VAR, 4.881%, 09/25/34	262
2,541	Series 2004-U, Class A1, VAR, 3.511%, 10/25/34	2,416
2,071	Series 2004-V, Class 1A1, VAR, 3.170%, 10/25/34	2,037
695	Series 2005-9, Class 1APO, PO, 10/25/35	398
2,414	Series 2005-13, Class A1, 5.000%, 11/25/20	2,460
419	Series 2005-15, Class APO, PO, 12/25/20	271
897	Series 2005-AR16, Class 2A1, VAR, 3.001%, 10/25/35	782
1,048	Series 2005-AR8, Class 2A1, VAR, 3.206%, 06/25/35	978
221	Series 2006-AR17, Class A1, VAR, 5.291%, 10/25/36	173
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	1,777
1,694	Series 2007-11, Class A14, 6.000%, 08/25/37	1,370
		426,898
	Total Collateralized Mortgage Obligations (Cost $1,121,439)	1,163,496
Commercial Mortgage-Backed Securities — 0.2%
	Banc of America Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	693
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	512
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,006
500	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.455%, 03/11/39	519
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.656%, 05/12/39	513
250	Morgan Stanley Capital I, Series 2007-T27, Class A4, VAR, 5.649%, 06/11/42	254
	Total Commercial Mortgage-Backed Securities (Cost $4,384)	4,497
Mortgage Pass-Through Securities — 16.6%
	Federal Home Loan Mortgage Corp.,
377	ARM, 2.605%, 12/01/33	389
444	ARM, 3.614%, 04/01/34	456
257	ARM, 4.137%, 03/01/35	267
686	ARM, 4.947%, 11/01/36	718
94	ARM, 5.010%, 01/01/30	96
888	ARM, 5.423%, 05/01/38	940
227	ARM, 5.424%, 07/01/37	234
784	ARM, 5.425%, 03/01/36	817

SEE NOTES TO FINANCIAL STATEMENTS.

144   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
847	ARM, 5.529%, 12/01/35	882
1,063	ARM, 5.569%, 05/01/36	1,110
1,049	ARM, 5.627%, 03/01/36	1,077
1,320	ARM, 5.738%, 04/01/38	1,400
2,360	ARM, 5.828%, 10/01/36	2,459
2,012	ARM, 5.924%, 11/01/36	2,097
621	ARM, 5.953%, 02/01/37	647
843	ARM, 5.968%, 02/01/37	878
790	ARM, 5.972%, 05/01/37	845
348	ARM, 5.981%, 10/01/36	364
1,278	ARM, 6.025%, 06/01/36	1,330
1,053	ARM, 6.029%, 02/01/37	1,097
1,400	ARM, 6.038%, 12/01/36	1,458
587	ARM, 6.054%, 10/01/37	610
938	ARM, 6.248%, 09/01/36	975
3,156	ARM, 6.299%, 03/01/37	3,364
1,052	ARM, 6.302%, 10/01/36	1,098
1,454	ARM, 6.415%, 09/01/37	1,519
1,068	ARM, 6.466%, 02/01/37	1,114
1,687	ARM, 6.678%, 10/01/36	1,760
2,542	ARM, 6.703%, 11/01/36	2,698
849	ARM, 6.872%, 08/01/36	883
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
360	3.500%, 05/01/19	359
10,488	4.000%, 06/01/13 – 06/01/19 (m)	10,824
4,360	4.500%, 07/01/14 – 10/01/18	4,542
691	5.000%, 12/01/18	736
111	5.500%, 06/01/17	119
6,554	6.000%, 06/01/17 – 03/01/22	7,066
1,488	6.500%, 08/01/12 – 03/01/22	1,605
709	7.000%, 01/01/17 – 07/01/17	764
84	7.500%, 09/01/10 – 12/01/15	89
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
3,222	5.500%, 05/01/27	3,422
1,764	6.000%, 01/01/14 – 02/01/24	1,910
2,895	6.500%, 05/01/22 – 01/01/28	3,126
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, FHA/VA,
2,403	7.500%, 01/01/32 – 12/01/36	2,705
1,653	10.000%, 10/01/30	1,944
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,611	4.000%, 10/01/33	2,576
6,621	5.500%, 10/01/33 – 07/01/35	7,027
1,598	6.000%, 11/01/28 – 12/01/33	1,730
9,865	6.500%, 05/01/24 – 11/01/36 (m)	10,773
2,445	7.000%, 07/01/29 – 10/01/36	2,685
717	7.500%, 09/01/38	788
62	8.500%, 08/01/30	72
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,376	6.500%, 11/01/36 – 12/01/36	1,479
1,465	7.000%, 12/01/14 – 08/01/47	1,581
1,760	7.500%, 10/01/37	1,921
163	10.500%, 07/20/21	182
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
15	7.500%, 03/01/17 – 05/01/17	16
12	8.750%, 06/01/17	13
5	10.500%, 05/01/19	6
18	12.000%, 08/01/15 – 07/01/19	20
	Federal National Mortgage Association,
834	ARM, 1.710%, 08/01/34	856
412	ARM, 1.994%, 01/01/33	420
432	ARM, 2.003%, 02/01/35	449
664	ARM, 2.139%, 02/01/35	680
4,652	ARM, 2.186%, 01/01/35 (m)	4,711
880	ARM, 2.424%, 01/01/36	914
27	ARM, 2.538%, 03/01/19	27
406	ARM, 2.632%, 04/01/34	423
998	ARM, 2.756%, 07/01/33	1,021
864	ARM, 2.781%, 10/01/34	886
232	ARM, 2.823%, 11/01/33	239
594	ARM, 2.904%, 05/01/34	607
1,757	ARM, 2.919%, 04/01/35	1,814
697	ARM, 3.020%, 02/01/34	720
503	ARM, 3.069%, 06/01/35	520
499	ARM, 3.076%, 10/01/34	517
782	ARM, 3.088%, 10/01/34	810
212	ARM, 3.134%, 01/01/34	219
419	ARM, 3.137%, 09/01/35	434
574	ARM, 3.213%, 09/01/34	598
600	ARM, 3.431%, 08/01/34	621
656	ARM, 3.564%, 10/01/34	679
642	ARM, 3.598%, 06/01/34	665
44	ARM, 3.709%, 09/01/27	44
403	ARM, 3.800%, 05/01/35	419
718	ARM, 4.097%, 09/01/33	744
162	ARM, 4.113%, 03/01/29	168
455	ARM, 4.189%, 04/01/34	473

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   145

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
793	ARM, 4.199%, 08/01/34	807
1,384	ARM, 4.209%, 04/01/35	1,411
219	ARM, 4.477%, 05/01/35	227
1,080	ARM, 4.944%, 07/01/33	1,144
1,919	ARM, 5.020%, 05/01/35	1,993
2,211	ARM, 5.127%, 11/01/33 – 10/01/34	2,305
1,018	ARM, 5.266%, 09/01/36	1,073
1,329	ARM, 5.331%, 01/01/38	1,404
591	ARM, 5.493%, 07/01/37	617
463	ARM, 5.584%, 12/01/36	484
43	ARM, 5.600%, 11/01/32	45
5,861	ARM, 5.686%, 01/01/23	6,238
2,042	ARM, 5.788%, 12/01/37	2,157
1,694	ARM, 5.899%, 12/01/36	1,775
1,009	ARM, 5.908%, 11/01/36	1,061
654	ARM, 5.923%, 10/01/36	685
1,686	ARM, 5.934%, 07/01/36	1,766
2,496	ARM, 6.021%, 07/01/37	2,610
1,170	ARM, 6.071%, 08/01/36	1,222
1,903	ARM, 6.200%, 06/01/36	1,985
1,708	ARM, 6.208%, 11/01/37	1,781
1,843	ARM, 6.294%, 10/01/36	1,930
628	6.500%, 02/01/29	686
	Federal National Mortgage Association, 15 Year, Single Family,
1,615	3.500%, 08/01/18	1,609
15,706	4.000%, 07/01/18 – 12/01/18 (m)	16,393
7,598	4.500%, 07/01/18 – 09/01/20	8,015
2,872	5.000%, 12/01/16 – 10/01/19	3,056
10,831	5.500%, 11/01/18 – 07/01/20	11,646
9,065	6.000%, 06/01/16 – 08/01/21	9,790
1,868	6.500%, 09/01/13 – 04/01/22	2,027
2,688	7.000%, 12/01/16 – 08/01/21	2,913
169	7.500%, 03/01/17 – 10/01/17	185
223	8.000%, 04/01/11 – 01/01/16	239
47	8.500%, 09/01/11	48
	Federal National Mortgage Association, 20 Year, Single Family,
1,048	6.000%, 02/01/14 – 04/01/24	1,127
3,040	6.500%, 06/01/16 – 07/01/24	3,293
88	7.500%, 09/01/21	99
	Federal National Mortgage Association, 30 Year FHA/VA,
89	6.000%, 09/01/33	95
491	6.500%, 03/01/29	537
304	7.000%, 10/01/28 – 02/01/33	339
94	8.000%, 06/01/28	108
29	8.500%, 03/01/30 – 06/01/30	33
443	9.000%, 05/01/18 – 06/01/31	508
19	10.000%, 07/01/19	21
19	10.500%, 11/01/18	21
37	11.000%, 04/01/19	42
	Federal National Mortgage Association, 30 Year, Single Family,
2,772	4.000%, 08/01/33 – 04/01/34	2,739
1,604	4.500%, 05/01/29 – 11/01/33	1,641
5,286	5.000%, 05/01/33 – 09/01/35	5,508
8,085	5.500%, 04/01/33 – 03/01/34	8,577
3,794	6.000%, 12/01/28 – 09/01/33	4,078
35	6.250%, 07/01/23	38
6,245	6.500%, 11/01/29 – 03/01/38	6,742
5,433	7.000%, 04/01/17 – 10/01/38	5,938
10,083	7.500%, 08/01/36 – 04/01/39	11,333
1,757	8.000%, 03/01/27 – 10/01/36	2,005
196	8.500%, 04/01/26 – 02/01/30	226
2	9.000%, 04/01/26	2
18	9.500%, 07/01/28	21
12	10.000%, 02/01/24	13
23	12.500%, 01/01/16	25
	Federal National Mortgage Association, Other,
1,389	4.000%, 11/01/33	1,354
1,528	4.500%, 11/01/14 – 08/01/33	1,569
1,107	5.500%, 05/01/13 – 09/01/33	1,154
475	6.000%, 02/01/36	508
2,071	6.500%, 10/01/35 – 06/01/36	2,213
8,023	7.000%, 12/01/36 – 10/01/46	8,658
44	10.195%, 06/15/21	49
18	10.250%, 07/15/13	19
14	11.000%, 08/20/20	16
229	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	247
	Government National Mortgage Association II, 30 Year, Single Family,
702	3.500%, 09/20/33	668
31	7.500%, 02/20/28 – 09/20/28	35
47	8.000%, 06/20/26 – 11/20/28	54
29	8.500%, 03/20/25 – 05/20/25	34
	Government National Mortgage Association, 15 Year, Single Family,
420	6.000%, 06/15/18	453
111	7.000%, 09/15/14 – 10/15/16	120
76	7.500%, 11/15/17	82

SEE NOTES TO FINANCIAL STATEMENTS.

146   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
345	8.000%, 01/15/16	374
	Government National Mortgage Association, 20 Year, Single Family,
780	6.500%, 08/15/22 – 11/15/23	835
101	7.000%, 08/15/23	112
	Government National Mortgage Association, 30 Year, Single Family,
219	6.375%, 08/15/26	237
3,888	6.500%, 10/15/27 – 04/15/33	4,224
1,760	7.000%, 04/15/32 – 06/15/33	1,965
124	7.500%, 11/15/22 – 01/15/33	140
17	8.000%, 09/15/22 – 04/15/28	19
14	9.000%, 02/15/30 – 01/15/31	17
1,551	9.500%, 10/15/24	1,879
16	11.000%, 01/15/21	18
	Total Mortgage Pass-Through Securities (Cost $286,793)	297,829
U.S. Government Agency Securities — 1.0%
2,952	Federal Home Loan Bank System, 4.720%, 09/20/12	3,145
13,500	Federal Home Loan Mortgage Corp., 4.125%, 12/21/12	14,531
518	Federal National Mortgage Association, 5.500%, 03/15/11	545
	Total U.S. Government Agency Securities (Cost $17,822)	18,221
U.S. Treasury Obligations — 7.0%
	U.S. Treasury Bonds,
2,000	7.250%, 05/15/16	2,513
16,000	7.500%, 11/15/16	20,459
10,200	8.875%, 08/15/17	14,096
1,000	8.875%, 02/15/19	1,418
8,500	9.250%, 02/15/16	11,616
	U.S. Treasury STRIPS,
932	05/15/14	856
12,000	08/15/14	10,918
3,000	02/15/15	2,671
129	02/15/16	109
500	11/15/16	406
500	05/15/19	352
150	02/15/25	75
	U.S. Treasury Notes,
3,000	1.375%, 09/15/12	3,021
30,000	2.625%, 12/31/14	30,579
7,400	3.125%, 10/31/16	7,480
10,000	3.250%, 12/31/16	10,155
2,400	4.250%, 11/15/17	2,573
6,800	4.500%, 05/15/17	7,444
	Total U.S. Treasury Obligations (Cost $125,125)	126,741

SHARES
Short-Term Investment — 9.1%
	Investment Company — 9.1%
163,263	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $163,263)	163,263
	Total Investments — 99.9% (Cost $1,742,119)	1,796,823
	Other Assets in Excess of Liabilities — 0.1%	2,609
	NET ASSETS — 100.0%	$1,799,432

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   147

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 9.5%
	Ally Auto Receivables Trust,
5,500	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	5,606
6,810	Series 2009-B, Class A3, 1.980%, 10/15/13 (e)	6,894
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, VAR, 0.682%, 08/15/13	1,223
	AmeriCredit Automobile Receivables Trust,
2,299	Series 2005-DA, Class A4, 5.020%, 11/06/12	2,315
1,546	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,596
2,297	Series 2008-AF, Class A3, 5.680%, 12/12/12	2,373
3,000	Series 2009-1, Class A2, 2.260%, 05/15/12	3,026
3,875	Series 2009-1, Class A3, 3.040%, 10/15/13	3,982
3,240	Series 2010-1, Class A2, 0.970%, 01/15/13	3,242
2,290	Series 2010-1, Class A3, 1.660%, 03/17/14	2,294
18	Americredit Prime Automobile Receivable, Series 2007-1, Class A3, 5.270%, 11/08/11	18
137	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.354%, 08/25/32	83
952	Banc of America Securities Auto Trust, Series 2006-G1, Class A4, 5.170%, 12/20/10	955
	Bank of America Auto Trust,
880	Series 2008-1A, Class A3A, 4.970%, 09/20/12 (e)	914
9,860	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	10,096
2,410	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	2,518
15,150	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	15,406
11,000	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	11,357
9,110	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	9,195
3,040	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	3,047
4,120	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,113
	Bear Stearns Asset Backed Securities Trust,
985	Series 2003-SD2, Class 2A, VAR, 3.865%, 06/25/43	881
1,143	Series 2006-SD1, Class A, VAR, 0.599%, 04/25/36	777
	Capital Auto Receivables Asset Trust,
726	Series 2006-2, Class A3A, 4.980%, 05/15/11	732
451	Series 2007-1, Class A3A, 5.000%, 04/15/11	454
4,209	Series 2007-1, Class A4A, 5.010%, 04/16/12	4,353
574	Series 2007-4A, Class A3A, 5.000%, 12/15/11	583
1,699	Series 2008-1, Class A3A, 3.860%, 08/15/12	1,732
11,498	Series 2008-1, Class A4A, 4.460%, 07/15/14	12,121
	Capital One Auto Finance Trust,
1,041	Series 2005-C, Class A4A, 4.710%, 06/15/12	1,043
247	Series 2007-B, Class A3A, 5.030%, 04/15/12	250
843	Series 2007-C, Class A3A, 5.130%, 04/16/12	858
	Capital One Multi-Asset Execution Trust,
480	Series 2003-B5, Class B5, 4.790%, 08/15/13	490
2,150	Series 2006-A2, Class A, 4.850%, 11/15/13	2,228
265	Series 2006-A6, Class A6, 5.300%, 02/18/14	278
265	Series 2007-B3, Class B3, 5.050%, 03/15/13	268
125	Series 2007-B5, Class B5, 5.400%, 05/15/13	127
2,352	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.940%, 07/15/12	2,387
	CarMax Auto Owner Trust,
560	Series 2006-1, Class A4, 5.410%, 06/15/11	568
1,664	Series 2006-2, Class A4, 5.140%, 11/15/11	1,701
552	Series 2007-1, Class A3, 5.240%, 07/15/11	555
1,850	Series 2007-1, Class A4, 5.240%, 06/15/12	1,914
1,414	Series 2007-2, Class A3, 5.230%, 12/15/11	1,434
1,350	Series 2007-2, Class A4, 5.270%, 11/15/12	1,414
1,344	Series 2007-3, Class A3A, 5.190%, 12/15/11	1,364
2,169	Series 2008-1, Class A4A, 4.790%, 02/15/13	2,281
5,470	Series 2009-1, Class A2, 3.310%, 11/15/11	5,519
17,385	Series 2009-1, Class A3, 4.120%, 03/15/13	18,040
3,940	Series 2010-1, Class A3, 1.560%, 07/15/14	3,946
6,895	Series 2010-1, Class A4, 2.400%, 04/15/15	6,911
948	Caterpillar Financial Asset Trust, Series 2008-A, Class A3, 4.940%, 04/25/14	968
4,703	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	4,402
	Chrysler Financial Auto Securitization Trust,
14,235	Series 2009-A, Class A3, 2.820%, 01/15/16	14,606
8,500	Series 2009-B, Class A2, 1.150%, 11/08/11	8,528
	Citibank Credit Card Issuance Trust,
285	Series 2007-A5, Class A5, 5.500%, 06/22/12	289
270	Series 2007-B2, Class B2, 5.000%, 04/02/12	271
700	Series 2007-B6, Class B6, 5.000%, 11/08/12	717
2,500	Series 2008-A5, Class A5, 4.850%, 04/22/15	2,704
	CitiFinancial Auto Issuance Trust,
9,720	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	9,782
15,200	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	15,415
	CNH Equipment Trust,
181	Series 2007-B, Class A3A, 5.400%, 10/17/11	182

SEE NOTES TO FINANCIAL STATEMENTS.

148   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
635	Series 2008-B, Class A3A, 4.780%, 07/16/12	647
1,095	Series 2009-A, Class A3, 5.280%, 11/15/12	1,144
1,620	Series 2009-B, Class A3, 2.970%, 03/15/13	1,645
3,940	Series 2009-C, Class A3, 1.850%, 12/16/13	3,971
559	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	563
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 0.829%, 10/25/34	783
2,416	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.539%, 11/25/35	1,957
115	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	98
	Daimler Chrysler Auto Trust,
647	Series 2006-A, Class A4, 5.010%, 01/08/11	650
873	Series 2006-B, Class A4, 5.380%, 03/08/11	875
5,437	Series 2006-D, Class A4, 4.940%, 02/08/12	5,514
1,080	Series 2007-A, Class A3A, 5.000%, 02/08/12	1,095
2,500	Series 2007-A, Class A4, 5.280%, 03/08/13	2,624
5,507	Series 2008-A, Class A4, 4.480%, 08/08/14	5,726
1,255	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	1,382
	Ford Credit Auto Owner Trust,
649	Series 2006-B, Class A4, 5.250%, 09/15/11	661
2,646	Series 2006-C, Class A4A, 5.150%, 02/15/12	2,713
2,038	Series 2007-A, Class A3A, 5.400%, 08/15/11	2,063
1,630	Series 2007-A, Class A4A, 5.470%, 06/15/12	1,705
4,763	Series 2007-B, Class A3A, 5.150%, 11/15/11	4,849
3,402	Series 2007-B, Class A4A, 5.240%, 07/15/12	3,582
2,333	Series 2008-A, Class A3A, 3.960%, 04/15/12	2,374
241	Series 2008-B, Class A3A, 4.280%, 05/15/12	246
23,230	Series 2009-A, Class A4, 6.070%, 05/15/14	25,568
5,465	Series 2009-B, Class A3, 2.790%, 08/15/13	5,605
1,350	Series 2009-B, Class A4, 4.500%, 07/15/14	1,444
4,000	Series 2009-D, Class A3, 2.170%, 10/15/13	4,068
	Franklin Auto Trust,
1,064	Series 2006-1, Class A4, 5.030%, 07/21/14	1,079
447	Series 2007-1, Class A3, 4.950%, 01/17/12	451
	GE Capital Credit Card Master Note Trust,
9,090	Series 2005-3, Class A, 4.130%, 06/15/13	9,182
115	Series 2007-1, Class B, 4.950%, 03/15/13	115
1,525	Series 2007-3, Class A2, 5.400%, 06/15/13	1,546
120	Series 2007-3, Class B, 5.490%, 06/15/13	122
	GS Auto Loan Trust,
4,166	Series 2006-1, Class A4, 5.380%, 01/15/14	4,225
1,919	Series 2007-1, Class A3, 5.390%, 12/15/11	1,943
	Harley-Davidson Motorcycle Trust,
352	Series 2005-3, Class A2, 4.410%, 06/15/12	357
1,316	Series 2006-3, Class A4, 5.220%, 06/15/13	1,358
3,485	Series 2007-1, Class A4, 5.210%, 06/17/13	3,617
1,397	Series 2007-2, Class A3, 5.100%, 05/15/12	1,408
21,186	Series 2007-2, Class A4, 5.120%, 08/15/13	22,120
2,000	Series 2007-3, Class A4, 5.520%, 11/15/13	2,102
4,287	Series 2009-1, Class A3, 3.190%, 11/15/13	4,413
7,640	Series 2009-1, Class A4, 4.550%, 01/15/17	8,137
6,665	Series 2009-3, Class A2, 0.940%, 04/15/12	6,670
5,145	Series 2009-3, Class A3, 1.740%, 09/15/13	5,177
	HFC Home Equity Loan Asset Backed Certificates,
12,485	Series 2005-2, Class A1, VAR, 0.499%, 01/20/35	11,697
14,624	Series 2005-2, Class M1, VAR, 0.689%, 01/20/35	13,099
6,785	Series 2005-2, Class M2, VAR, 0.719%, 01/20/35	5,927
10,357	Series 2006-1, Class A1, VAR, 0.389%, 01/20/36	9,028
11,201	Series 2006-2, Class A1, VAR, 0.379%, 03/20/36	10,375
14,917	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	15,070
9,725	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	9,742
10,020	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	10,279
11,000	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	11,214
11,093	Series 2007-3, Class APT, VAR, 1.429%, 11/20/36	10,066
	Honda Auto Receivables Owner Trust,
1,576	Series 2006-2, Class A4, 5.280%, 01/23/12	1,587
970	Series 2006-3, Class A4, 5.110%, 04/15/12	979
137	Series 2007-1, Class A3, 5.100%, 03/18/11	138
5,670	Series 2007-1, Class A4, 5.090%, 07/18/13	5,792
1,750	Series 2007-2, Class A4, 5.570%, 11/21/13	1,813
3,560	Series 2008-1, Class A3, 4.470%, 01/18/12	3,619
4,030	Series 2008-1, Class A4, 4.880%, 09/18/14	4,256
4,105	Series 2009-2, Class A3, 2.790%, 01/15/13	4,206
3,025	Series 2009-3, Class A3, 2.310%, 05/15/13	3,078
1,430	Series 2009-3, Class A4, 3.300%, 09/15/15	1,481
	Household Automotive Trust,
952	Series 2005-3, Class A4, 4.940%, 11/19/12	954
255	Series 2006-1, Class A3, 5.430%, 06/17/11	256
445	Series 2006-1, Class A4, 5.520%, 03/18/13	456

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   149

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
1,590		Series 2006-3, Class A4, 5.340%, 09/17/13	1,641
965		Series 2007-1, Class A3, 5.300%, 11/17/11	975
		Huntington Auto Trust,
7,816		Series 2009-1A, Class A2, 3.480%, 07/15/11 (e)	7,854
30,000		Series 2009-1A, Class A3, 3.940%, 06/17/13 (e)	30,920
		Hyundai Auto Receivables Trust,
13		Series 2006-B, Class A3, 5.110%, 04/15/11	13
1,250		Series 2006-B, Class A4, 5.150%, 05/15/13	1,300
2,523		Series 2007-A, Class A3A, 5.040%, 01/17/12	2,563
168		Series 2007-A, Class A3B, VAR, 0.632%, 01/17/12	168
200		Series 2008-A, Class A2, 4.160%, 05/16/11	201
5,575		Series 2008-A, Class A3, 4.930%, 12/17/12	5,806
7,500		Series 2009-A, Class A3, 2.030%, 08/15/13	7,624
		John Deere Owner Trust,
289		Series 2006-A, Class A4, 5.390%, 06/17/13	290
2,970		Series 2009-A, Class A3, 2.590%, 10/15/13	3,023
5,240		Series 2009-B, Class A2, 0.850%, 03/15/12	5,251
4,770		Series 2009-B, Class A3, 1.570%, 10/15/13	4,805
239		MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	255
6,470		MBNA Master Credit Card Trust, Series 2000-E, Class A, 7.800%, 10/15/12	6,572
2,000		Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	2,023
34,985		MMCA Automobile Trust, Series 2009-A, Class A3, 3.930%, 03/15/13 (e)	36,399
1,384		Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.729%, 03/25/33	567
1,294		MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.329%, 12/25/31	660
		Nissan Auto Receivables Owner Trust,
1,306		Series 2007-B, Class A3, 5.030%, 05/16/11	1,316
3,625		Series 2007-B, Class A4, 5.160%, 03/17/14	3,793
1,305		Series 2008-A, Class A3, 3.890%, 08/15/11	1,318
6,560		Series 2008-B, Class A3, 4.460%, 04/16/12	6,709
596		Series 2009-1, Class A2, 3.920%, 04/15/11	600
3,335		Series 2009-1, Class A3, 5.000%, 09/15/14	3,484
7,200		Series 2009-A, Class A3, 3.200%, 02/15/13	7,423
10,228		Novastar Home Equity Loan, Series 2005-1, Class M1, VAR, 0.679%, 06/25/35	9,962
59		Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32	48
28		Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	24
358		Triad Auto Receivables Owner Trust, Series 2007-B, Class A2A, 5.300%, 10/12/11	359
		USAA Auto Owner Trust,
311		Series 2006-3, Class A4, 5.360%, 06/15/12	316
1,154		Series 2006-4, Class A4, 4.980%, 10/15/12	1,180
679		Series 2007-1, Class A3, 5.430%, 10/17/11	684
5,000		Series 2007-1, Class A4, 5.550%, 02/15/13	5,218
434		Series 2007-2, Class A3, 4.900%, 02/15/12	439
2,039		Series 2008-1, Class A3, 4.160%, 04/16/12	2,068
5,097		Series 2008-2, Class A3, 4.640%, 10/15/12	5,242
10,144		Series 2008-3, Class A3, 4.280%, 10/15/12	10,402
9,560		Series 2009-2, Class A3, 1.540%, 02/18/14	9,636
1,570		Series 2009-2, Class A4, 2.530%, 07/15/15	1,598
3,179		Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	3,251
		World Omni Auto Receivables Trust,
1,165		Series 2006-A, Class A4, 5.030%, 10/17/11	1,171
1,038		Series 2006-B, Class A4, 5.120%, 06/15/12	1,063
3,270		Series 2007-B, Class A3A, 5.280%, 01/17/12	3,318
5,060		Series 2007-B, Class A4, 5.390%, 05/15/13	5,323
2,800		Series 2008-B, Class A3A, 5.130%, 04/15/13	2,917
5,375		Series 2009-A, Class A3, 3.330%, 05/15/13	5,533
3,960		Series 2010-A, Class A3, 1.340%, 12/16/13	3,973
4,525		Series 2010-A, Class A4, 2.210%, 05/15/15	4,546
		Total Asset-Backed Securities (Cost $729,505)	737,836
Collateralized Mortgage Obligations — 11.3%
		Agency CMO — 5.1%
		Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
1,751		Series 31, Class Z, 8.000%, 04/25/24	1,922
233		Series 56, Class Z, 7.500%, 09/20/26	246
		Federal Home Loan Mortgage Corp. REMICS,
23		Series 2, Class Z, 9.300%, 03/15/19	25
11		Series 12, Class A, 9.250%, 11/15/19	12
27		Series 16, Class D, 10.000%, 10/15/19	30
39		Series 17, Class I, 9.900%, 10/15/19	43
65		Series 23, Class F, 9.600%, 04/15/20	72
28		Series 26, Class F, 9.500%, 02/15/20	31
5		Series 81, Class A, 8.125%, 11/15/20	6
30		Series 85, Class C, 8.600%, 01/15/21	33
27		Series 99, Class Z, 9.500%, 01/15/21	30
4		Series 159, Class H, 4.500%, 09/15/21	4
6		Series 189, Class D, 6.500%, 10/15/21	7
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	1

SEE NOTES TO FINANCIAL STATEMENTS.

150   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
6		Series 1053, Class G, 7.000%, 03/15/21	7
18		Series 1056, Class KZ, 6.500%, 03/15/21	19
9		Series 1074, Class H, 8.500%, 05/15/21	10
26		Series 1082, Class C, 9.000%, 05/15/21	29
11		Series 1087, Class I, 8.500%, 06/15/21	12
33		Series 1125, Class Z, 8.250%, 08/15/21	37
34		Series 1142, Class IA, 7.000%, 10/15/21	36
5		Series 1169, Class G, 7.000%, 11/15/21	5
5		Series 1173, Class E, 6.500%, 11/15/21	5
67		Series 1343, Class LA, 8.000%, 08/15/22	74
16		Series 1424, Class F, VAR, 2.378%, 11/15/22	16
316		Series 1480, Class LZ, 7.500%, 03/15/23	346
824		Series 1560, Class Z, 7.000%, 08/15/23	898
71		Series 1641, Class FA, VAR, 1.200%, 12/15/13	71
201		Series 1754, Class Z, 8.500%, 09/15/24	225
425		Series 1779, Class Z, 8.500%, 04/15/25	467
10		Series 1807, Class G, 9.000%, 10/15/20	11
—	(h)	Series 1838, Class H, 6.500%, 04/15/11	—	(h)
1,476		Series 1888, Class Z, 7.000%, 08/15/26	1,609
4,312		Series 2065, Class PV, 7.000%, 08/17/27	4,350
2,173		Series 2358, Class PD, 6.000%, 09/15/16	2,296
2,943		Series 2363, Class PF, 6.000%, 09/15/16	3,149
1,216		Series 2382, Class DA, 5.500%, 10/15/30	1,241
1,426		Series 2390, Class CH, 5.500%, 12/15/16	1,520
2,140		Series 2418, Class MF, 6.000%, 02/15/22	2,356
617		Series 2425, Class JH, 6.000%, 03/15/17	668
1,386		Series 2450, Class PE, 6.000%, 07/15/21	1,420
2,291		Series 2453, Class BD, 6.000%, 05/15/17	2,477
1,552		Series 2458, Class OE, 6.000%, 06/15/17	1,680
1,117		Series 2496, Class BK, 5.500%, 09/15/17	1,198
818		Series 2503, Class TG, 5.500%, 09/15/17	877
860		Series 2508, Class AQ, 5.500%, 10/15/17	923
3,970		Series 2513, Class DB, 5.000%, 10/15/17	4,221
248		Series 2519, Class HB, 5.000%, 10/15/21	253
61		Series 2526, Class CA, 5.000%, 06/15/16	61
812		Series 2528, Class VA, 5.500%, 12/15/12	836
103		Series 2534, Class HM, 4.500%, 10/15/16	106
576		Series 2575, Class KA, 5.000%, 11/15/17	607
2,122		Series 2578, Class DA, 4.500%, 09/15/16	2,162
480		Series 2579, Class GQ, 4.000%, 01/15/17	491
1,039		Series 2583, Class TD, 4.500%, 12/15/13	1,074
1,362		Series 2587, Class WB, 5.000%, 11/15/16	1,404
162		Series 2617, Class UM, 4.000%, 05/15/15	164
1,671		Series 2617, Class VN, 5.500%, 04/15/14	1,785
2,602		Series 2632, Class NE, 4.000%, 06/15/13	2,652
7,012		Series 2635, Class MS, IF, IO, 7.519%, 02/15/18	748
268		Series 2640, Class VM, 4.500%, 12/15/21	278
4,271		Series 2641, Class KJ, 4.000%, 01/15/18	4,444
884		Series 2643, Class ME, 3.500%, 03/15/18	917
3,732		Series 2645, Class SP, IF, IO, 6.919%, 07/15/26	64
1,429		Series 2666, Class OC, 5.500%, 01/15/22	1,512
16		Series 2668, Class AD, 4.000%, 01/15/15	16
530		Series 2685, Class MX, 4.000%, 07/15/16	547
597		Series 2718, Class TC, 5.000%, 04/15/27	612
595		Series 2755, Class PA, PO, 02/15/29	574
3,875		Series 2763, Class PD, 4.500%, 12/15/17	4,100
331		Series 2763, Class TA, 4.000%, 03/15/11	339
4,034		Series 2765, Class CA, 4.000%, 07/15/17	4,189
3,500		Series 2773, Class OB, 5.000%, 02/15/19	3,746
584		Series 2780, Class YP, 7.500%, 08/15/18	628
437		Series 2782, Class HE, 4.000%, 09/15/17	454
566		Series 2786, Class PC, 4.500%, 10/15/16	578
2,769		Series 2812, Class AB, 4.500%, 10/15/18	2,899
686		Series 2825, Class VP, 5.500%, 06/15/15	741
4,000		Series 2836, Class PX, 4.000%, 05/15/18	4,188
268		Series 2851, Class BD, 4.000%, 02/15/20	273
9,402		Series 2859, Class SA, IF, IO, 7.019%, 11/15/18	742
4,287		Series 2875, Class HA, 4.000%, 11/15/18	4,465
2,805		Series 2924, Class DA, 4.500%, 02/15/19	2,934
706		Series 2927, Class YN, 4.500%, 10/15/32	744
41		Series 2955, Class OC, 5.000%, 02/15/24	41
1,402		Series 2956, Class LD, 5.000%, 05/15/18	1,454
1,468		Series 2962, Class WJ, 5.500%, 06/15/24	1,550
20,395		Series 2989, Class MU, IF, IO, 6.769%, 07/15/34	2,645
2,555		Series 2993, Class MN, 5.000%, 06/15/23	2,678
2,003		Series 2995, Class FT, VAR, 0.481%, 05/15/29	1,969
767		Series 3001, Class YN, 4.500%, 06/15/33	791
1,417		Series 3005, Class PV, IF, 12.366%, 10/15/33	1,565
4,810		Series 3036, Class NB, 5.000%, 01/15/29	5,086
707		Series 3047, Class OB, 5.500%, 12/15/33	757
316		Series 3082, Class PE, 5.000%, 12/15/23	318
347		Series 3151, Class PA, 6.000%, 03/15/26	350
1,107		Series 3173, Class PH, 6.000%, 09/15/27	1,137
5,992		Series 3192, Class GA, 6.000%, 03/15/27	6,101
8,355		Series 3197, Class AB, 5.500%, 08/15/13	8,424
4,137		Series 3205, Class PA, 6.000%, 04/15/27	4,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   151

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
3,018		Series 3234, Class MA, 4.500%, 03/15/28	3,119
2,414		Series 3242, Class NC, 5.750%, 12/15/28	2,506
3,526		Series 3242, Class PA, 5.750%, 11/15/29	3,686
4,131		Series 3280, Class MA, 5.500%, 05/15/26	4,252
14,810		Series 3305, Class IW, IF, IO, 6.219%, 04/15/37	1,160
1,047		Series 3329, Class JA, 6.000%, 08/15/28	1,099
3,905		Series 3356, Class PA, 6.000%, 11/15/26	4,020
1,267		Series 3363, Class A, 5.000%, 07/15/16	1,325
160,524		Series 3420, Class EI, IO, SUB, 2.031%, 08/15/37	4,665
20,499		Series 3429, Class S, IF, IO, 6.589%, 03/15/38	2,008
70,987		Series 3437, Class DI, IO, 1.559%, 02/15/12	1,090
58,937		Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	1,733
12,436		Series 3546, Class A, VAR, 6.124%, 02/15/39	13,040
2,354		Series R008, Class FK, VAR, 0.631%, 07/15/23	2,338
61		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.990%, 09/25/29	61
		Federal National Mortgage Association REMICS,
21		Series 1988-7, Class Z, 9.250%, 04/25/18	23
26		Series 1988-13, Class C, 9.300%, 05/25/18	29
20		Series 1988-15, Class A, 9.000%, 06/25/18	23
22		Series 1988-16, Class B, 9.500%, 06/25/18	25
17		Series 1989-2, Class D, 8.800%, 01/25/19	19
47		Series 1989-27, Class Y, 6.900%, 06/25/19	50
12		Series 1989-54, Class E, 8.400%, 08/25/19	14
12		Series 1989-66, Class J, 7.000%, 09/25/19	13
10		Series 1989-70, Class G, 8.000%, 10/25/19	11
179		Series 1989-72, Class E, 9.350%, 10/25/19	207
23		Series 1989-89, Class H, 9.000%, 11/25/19	26
8		Series 1989-96, Class H, 9.000%, 12/25/19	10
15		Series 1990-7, Class B, 8.500%, 01/25/20	17
13		Series 1990-12, Class G, 4.500%, 02/25/20	13
268		Series 1990-19, Class G, 9.750%, 02/25/20	307
51		Series 1990-58, Class J, 7.000%, 05/25/20	56
49		Series 1990-61, Class H, 7.000%, 06/25/20	54
22		Series 1990-106, Class J, 8.500%, 09/25/20	25
10		Series 1990-109, Class J, 7.000%, 09/25/20	11
28		Series 1990-111, Class Z, 8.750%, 09/25/20	30
15		Series 1990-117, Class E, 8.950%, 10/25/20	17
14		Series 1990-123, Class G, 7.000%, 10/25/20	16
14		Series 1990-132, Class Z, 7.000%, 11/25/20	15
580		Series 1990-137, Class X, 9.000%, 12/25/20	637
5		Series 1991-53, Class J, 7.000%, 05/25/21	6
33		Series 1991-130, Class C, 9.000%, 09/25/21	37
48		Series 1992-81, Class ZB, 8.500%, 04/25/22	53
3		Series 1992-96, Class B, PO, 05/25/22	3
2,832		Series 1992-131, Class KB, 8.000%, 08/25/22	3,134
2,839		Series 1992-185, Class L, 8.000%, 10/25/22	3,156
10		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	11
60		Series 1993-220, Class PJ, 6.000%, 11/25/13	60
—	(h)	Series 1993-225, Class MC, PO, 11/25/23	—	(h)
78		Series 1993-235, Class G, PO, 09/25/23	68
1		Series 1997-46, Class PN, 6.500%, 07/18/12	1
9		Series 1997-55, Class B, 7.000%, 02/18/27	10
9,902		Series 1999-6, Class PB, 6.000%, 03/25/19	10,780
4,407		Series 1999-42, Class SA, IF, IO, 7.971%, 10/25/28	232
2,468		Series 2002-2, Class MG, 6.000%, 02/25/17	2,668
1,343		Series 2002-3, Class OG, 6.000%, 02/25/17	1,449
2,497		Series 2002-28, Class LD, 6.000%, 05/25/17	2,696
1,467		Series 2002-58, Class HC, 5.500%, 09/25/17	1,570
2,899		Series 2002-59, Class UC, 5.500%, 09/25/17	3,105
945		Series 2002-63, Class KC, 5.000%, 10/25/17	1,003
3,000		Series 2003-3, Class PD, 5.000%, 08/25/16	3,116
11,336		Series 2003-5, Class SE, IF, IO, 7.421%, 08/25/22	1,029
425		Series 2003-21, Class M, 5.000%, 02/25/17	439
25,752		Series 2003-25, Class CS, IF, IO, 7.421%, 03/25/17	1,264
7,521		Series 2003-25, Class SC, IF, IO, 7.421%, 03/25/17	302
3,169		Series 2003-42, Class CI, IO, 6.500%, 05/25/33	579
253		Series 2003-46, Class VX, 6.000%, 10/25/15	254
4,501		Series 2003-49, Class IO, IO, 6.500%, 06/25/33	817
10,325		Series 2003-57, Class IB, IO, 5.000%, 06/25/18	790
11,193		Series 2003-69, Class GI, IO, 5.000%, 12/25/31	974
2,200		Series 2003-86, Class DM, 4.000%, 09/25/10	2,224
4,446		Series 2003-92, Class HP, 4.500%, 09/25/18	4,694
425		Series 2003-108, Class HA, 5.000%, 01/25/27	431
1,389		Series 2003-113, Class PC, 4.000%, 03/25/15	1,400
2,040		Series 2003-120, Class BQ, 4.000%, 09/25/16	2,101
1,564		Series 2004-72, Class F, VAR, 0.729%, 09/25/34	1,550
460		Series 2004-101, Class AR, 5.500%, 01/25/35	496

SEE NOTES TO FINANCIAL STATEMENTS.

152   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,541	Series 2005-1, Class HC, 5.000%, 09/25/28	1,605
18,747	Series 2005-19, Class PA, 5.500%, 07/25/34	20,162
8,115	Series 2005-19, Class SK, IF, IO, 6.521%, 11/25/22	529
961	Series 2005-27, Class TH, 5.500%, 07/25/31	1,006
5,693	Series 2005-38, Class FK, VAR, 0.529%, 05/25/35	5,597
1,188	Series 2005-40, Class YA, 5.000%, 09/25/20	1,245
1,011	Series 2005-47, Class AN, 5.000%, 12/25/16	1,036
693	Series 2005-48, Class OM, 5.000%, 03/25/30	722
3,123	Series 2005-68, Class JK, 5.250%, 05/25/35	3,153
2,810	Series 2005-83, Class LJ, 5.000%, 10/25/35	2,821
666	Series 2005-84, Class MB, 5.750%, 10/25/35	724
4,453	Series 2005-104, Class YA, 5.500%, 10/25/19	4,560
5,000	Series 2006-39, Class WB, 5.500%, 10/25/30	5,299
16,333	Series 2006-58, Class ST, IF, IO, 6.921%, 07/25/36	2,214
688	Series 2006-81, Class NA, 6.000%, 02/25/27	706
4,510	Series 2006-102, Class MA, 6.000%, 07/25/27	4,621
2,588	Series 2007-16, Class FC, VAR, 0.979%, 03/25/37	2,442
7,140	Series 2007-22, Class SC, IF, IO, 5.851%, 03/25/37	706
22,071	Series 2007-33, Class MS, IF, IO, 6.361%, 04/25/37	2,532
5,176	Series 2007-47, Class PA, 5.000%, 02/25/28	5,381
6,837	Series 2007-54, Class FA, VAR, 0.629%, 06/25/37	6,780
3,503	Series 2007-79, Class MA, 5.500%, 12/25/28	3,643
28,354	Series 2007-85, Class SH, IF, IO, 6.271%, 09/25/37	3,298
25,472	Series 2007-95, Class A1, 0.481%, 08/27/36	25,417
6,777	Series 2007-106, Class A7, VAR, 6.137%, 10/25/37	7,086
13,410	Series 2008-18, Class SE, IF, IO, 6.041%, 03/25/38	1,546
147,988	Series 2008-35, Class EI, IO, VAR, 1.555%, 03/25/12	3,053
2,240	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	273
8,054	Series 2009-29, Class LA, VAR, 6.768%, 05/25/39	8,848
57,650	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	6,609
21	Series G-11, Class Z, 8.500%, 05/25/21	23
9	Series G-22, Class ZT, 8.000%, 12/25/16	10
15	Series G-41, Class PT, 7.500%, 10/25/21	15
1,417	Series G92-19, Class M, 8.500%, 04/25/22	1,584
39	Series G92-35, Class E, 7.500%, 07/25/22	43
1,222	Series G92-35, Class EA, 8.000%, 07/25/22	1,358
19	Series G92-40, Class ZC, 7.000%, 07/25/22	21
175	Series G92-44, Class ZQ, 8.000%, 07/25/22	194
43	Series G92-54, Class ZQ, 7.500%, 09/25/22	48
6,505	Series G92-64, Class J, 8.000%, 11/25/22	7,231
2,563	Series G92-66, Class K, 8.000%, 12/25/22	2,849
2,510	Series G94-6, Class PJ, 8.000%, 05/17/24	2,790
	Federal National Mortgage Association STRIPS,
2	Series 25, Class 1, 6.000%, 02/01/13	2
159	Series 108, Class 1, PO, 03/01/20	153
3	Series 268, Class 2, IO, 9.000%, 02/01/23	1
2,508	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	456
2,217	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	441
3,072	Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	299
4,908	Series 334, Class 9, IO, 6.000%, 03/01/33	905
18,404	Series 343, Class 21, IO, 4.000%, 09/01/18	1,586
7,842	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	778
3,187	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	343
2,099	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	328
2,391	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	371
3,261	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	534
1,995	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	314
10,484	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	1,933
13,927	Series 394, Class C3, IO, 6.500%, 09/25/38	2,297
3	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, 04/25/25	4
	Government National Mortgage Association,
130	Series 1997-12, Class D, 7.500%, 09/20/27	137
2,592	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	391
17,311	Series 2008-75, Class SP, IF, IO, 7.241%, 08/20/38	1,549
24,211	Series 2009-14, Class KS, IF, IO, 6.071%, 03/20/39	2,227

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   153

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,717	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	894
58,398	Series 2009-14, Class SA, IF, IO, 5.851%, 03/20/39	5,373
28	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	31
		397,475
	Non-Agency CMO — 6.2%
	ABN Amro Mortgage Corp.,
9,628	Series 2003-7, Class A3, 4.500%, 07/25/18	9,781
1,751	Series 2003-9, Class A2, 4.500%, 08/25/18	1,736
	Banc of America Mortgage Securities, Inc.,
4,938	Series 2004-3, Class 1A23, 4.500%, 04/25/34	4,954
3,763	Series 2004-4, Class 1A9, 5.000%, 05/25/34	3,716
10,003	Series 2004-4, Class 4A1, 4.750%, 05/25/19	10,063
7,104	Series 2004-5, Class 3A5, 4.750%, 06/25/19	7,133
17,310	Series 2004-5, Class 4A1, 4.750%, 06/25/19	17,326
3,358	Series 2004-6, Class 1A8, 5.500%, 07/25/34	3,355
220	Series 2004-E, Class 2A5, VAR, 4.149%, 06/25/34	220
19,276	Series 2005-1, Class 2A1, 5.000%, 02/25/20	19,083
13,118	Series 2007-1, Class 1A7, 5.750%, 03/25/37	13,187
	BCAP LLC Trust,
10,416	Series 2006-RR1, Class PA, 5.000%, 11/25/36	10,514
11,148	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	11,148
583	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.950%, 10/25/33	537
1,757	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.507%, 06/25/34	1,736
9,706	Chase Mortgage Finance Corp., Series 2003-S10, Class A1, 4.750%, 11/25/18	9,842
2,963	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A8, 5.250%, 05/25/34	2,963
	Citigroup Mortgage Loan Trust, Inc.,
3,048	Series 2003-UP3, Class A1, 7.000%, 09/25/33	2,985
12,048	Series 2004-UST1, Class A6, VAR, 5.072%, 08/25/34	12,293
306	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	305
4,220	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A5, 5.250%, 11/25/14	4,211
	Countrywide Home Loan Mortgage Pass-Through Trust,
10,929	Series 2003-34, Class A6, 5.250%, 09/25/33	11,087
2,197	Series 2004-8, Class 2A1, 4.500%, 06/25/19	2,177
1,934	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 5A5, VAR, 5.446%, 12/25/14	1,858
	CS First Boston Mortgage Securities Corp.,
5,946	Series 2003-23, Class 8A1, 5.000%, 09/25/18	5,920
9,036	Series 2004-8, Class 6A1, 4.500%, 12/25/19	9,135
324	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.500%, 10/25/35	320
	First Horizon Asset Securities, Inc.,
10,814	Series 2003-8, Class 2A1, 4.500%, 09/25/18	10,824
9,851	Series 2004-7, Class 2A1, 4.750%, 12/25/19	9,982
	GMAC Mortgage Corp. Loan Trust,
9,829	Series 2003-AR1, Class A4, VAR, 4.098%, 10/19/33	9,289
6	Series 2003-J1, Class A3, 5.250%, 03/25/18	6
694	Series 2003-J4, Class 2A1, 4.750%, 09/25/18	703
14,834	GSR Mortgage Loan Trust, Series 2004-10F, Class 1A6, 4.500%, 08/25/19	14,650
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.589%, 02/25/35	1,550
13,231	JP Morgan Mortgage Trust, Series 2006-A2, Class 4A1, VAR, 4.054%, 08/25/34	12,642
16	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	17
6,690	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 3.097%, 11/21/34	6,637
392	MASTR Alternative Loans Trust, Series 2004-8, Class 6A1, 5.500%, 09/25/19	379
	MASTR Asset Securitization Trust,
2,596	Series 2002-7, Class 1A1, 5.500%, 11/25/17	2,650
6,645	Series 2003-2, Class 1A1, 5.000%, 03/25/18	6,805
110	Series 2003-4, Class 2A2, 5.000%, 05/25/18	110
4,124	Series 2003-11, Class 10A1, 5.000%, 12/25/18	4,182
9,542	Series 2004-6, Class 6A1, 4.500%, 07/25/19	9,503
2,545	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.509%, 08/25/35	1,727
8	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	8
786	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	718
	Nomura Asset Acceptance Corp.,
2,192	Series 2005-AR1, Class 1A1, VAR, 2.885%, 02/25/35	1,567

SEE NOTES TO FINANCIAL STATEMENTS.

154   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,123	Series 2005-AR2, Class 3A1, VAR, 0.479%, 05/25/35	920
3,005	Series 2005-AR6, Class 4A1, VAR, 0.489%, 12/25/35	1,563
11	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	12
13,836	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	14,055
	Residential Accredit Loans, Inc.,
951	Series 2003-QR24, Class A7, 4.000%, 07/25/33	789
4,250	Series 2003-QS1, Class A6, 4.250%, 01/25/33	4,262
1,143	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	1,141
4,461	Residential Funding Mortgage Securities I, Series 2002-S18, Class A1, 5.250%, 12/25/17	4,456
	Structured Asset Securities Corp.,
9,576	Series 2003-8, Class 1A2, 5.000%, 04/25/18	9,167
3,102	Series 2003-31A, Class B1, VAR, 3.277%, 10/25/33	1,465
7,755	Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VAR, 0.349%, 07/25/36	7,541
4,800	WaMu Mortgage Pass Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	4,881
3,182	WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1, VAR, 2.753%, 01/25/35	3,041
904	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.500%, 05/25/32	903
	Wells Fargo Mortgage Backed Securities Trust,
11,909	Series 2003-10, Class A1, 4.500%, 09/25/18	11,801
9,480	Series 2003-11, Class 2A1, 4.750%, 10/25/18	9,637
9,629	Series 2003-12, Class A1, 4.750%, 11/25/18	9,788
11,092	Series 2003-12, Class A2, 4.500%, 11/25/18	11,158
1,008	Series 2003-12, Class A3, 5.000%, 11/25/18	1,022
8,934	Series 2003-15, Class 1A1, 4.750%, 12/25/18	9,060
12,224	Series 2003-16, Class 2A1, 4.500%, 12/25/18	12,327
8,038	Series 2003-K, Class 1A1, VAR, 4.473%, 11/25/33	8,015
128	Series 2003-K, Class 1A2, VAR, 4.473%, 11/25/33	127
17,809	Series 2003-M, Class A1, VAR, 4.687%, 12/25/33	17,612
10,319	Series 2004-7, Class 2A1, 4.500%, 07/25/19	10,432
3,649	Series 2004-EE, Class 2A2, VAR, 3.091%, 12/25/34	3,507
4,911	Series 2004-EE, Class 3A2, VAR, 3.901%, 12/25/34	4,925
11,303	Series 2004-O, Class A1, VAR, 4.862%, 08/25/34	11,387
18,955	Series 2005-1, Class 1A1, 4.750%, 01/25/20	19,221
18,156	Series 2005-13, Class A1, 5.000%, 11/25/20	18,504
1,692	Series 2006-AR11, Class A4, VAR, 5.424%, 08/25/36	1,588
938	Series 2006-AR17, Class A1, VAR, 5.291%, 10/25/36	735
		486,576
	Total Collateralized Mortgage Obligations (Cost $874,674)	884,051
Commercial Mortgage-Backed Securities — 1.8%
	Banc of America Commercial Mortgage, Inc.,
2,287	Series 2002-2, Class A2, 4.772%, 07/11/43	2,342
3,760	Series 2004-5, Class A3, 4.561%, 11/10/41	3,846
5,918	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2, 6.460%, 10/15/36	6,302
3,170	Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A2, 7.631%, 07/15/32	3,205
553	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.727%, 03/15/49	566
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,448
5,002	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A2, 4.630%, 05/10/43	5,044
	CS First Boston Mortgage Securities Corp.,
3,201	Series 2000-C1, Class A2, 7.545%, 04/15/62	3,207
11,751	Series 2001-CF2, Class A4, 6.505%, 02/15/34	12,097
4,566	Series 2002-CKS4, Class A1, 4.485%, 11/15/36	4,646
5,000	Series 2005-C6, Class A2FX, VAR, 5.207%, 12/15/40	5,059
15,132	First Union National Bank Commercial Mortgage, Series 2000-C2, Class B, VAR, 7.281%, 10/15/32	15,503
	GMAC Commercial Mortgage Securities, Inc.,
2,018	Series 2003-C1, Class A1, 3.337%, 05/10/36	2,037
900	Series 2003-C3, Class A3, 4.646%, 04/10/40	916
2,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.449%, 08/05/18 (e)	2,140
481	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	481

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   155

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
705	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.071%, 10/12/41	705
	Morgan Stanley Capital I,
7,908	Series 2003-T11, Class A3, 4.850%, 06/13/41	8,045
14,183	Series 2004-HQ3, Class A2, 4.050%, 01/13/41	14,255
835	Series 2006-T23, Class A1, 5.682%, 08/12/41	860
2,250	Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A2, 6.494%, 02/03/16 (e)	2,364
3,315	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	3,580
5,969	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	6,035
	Prudential Mortgage Capital Funding LLC,
10,000	Series 2001-ROCK, Class B, 6.760%, 05/10/34	10,512
10,000	Series 2001-ROCK, Class C, 6.936%, 05/10/34	10,341
13,525	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	14,625
	Total Commercial Mortgage-Backed Securities (Cost $138,487)	140,161
Corporate Bonds — 12.1%
	Consumer Discretionary — 0.4%
	Auto Components — 0.1%
3,305	Johnson Controls, Inc., 4.875%, 09/15/13	3,521
	Automobiles — 0.0% (g)
1,000	Daimler Finance North America LLC, 5.750%, 09/08/11	1,060
	Media — 0.1%
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	360
	Cox Communications, Inc.,
1,400	5.450%, 12/15/14	1,536
1,255	7.750%, 11/01/10	1,306
2,000	Historic TW, Inc., 9.125%, 01/15/13	2,342
868	Thomson Reuters Corp., (Canada), 6.200%, 01/05/12	940
	Time Warner Cable, Inc.,
670	6.200%, 07/01/13	741
550	7.500%, 04/01/14	642
2,000	Viacom, Inc., 4.375%, 09/15/14	2,095
585	Walt Disney Co. (The), 4.700%, 12/01/12	635
		10,597
	Multiline Retail — 0.1%
1,256	Kohls Corp., 7.375%, 10/15/11	1,375
	Target Corp.,
1,190	5.125%, 01/15/13	1,287
505	6.350%, 01/15/11	531
		3,193
	Specialty Retail — 0.1%
	Home Depot, Inc.,
1,795	4.625%, 08/15/10	1,827
330	5.200%, 03/01/11	343
2,555	5.250%, 12/16/13	2,773
1,215	Lowe’s Cos, Inc., 8.250%, 06/01/10	1,235
2,675	Staples, Inc., 9.750%, 01/15/14	3,271
		9,449
	Total Consumer Discretionary	27,820
	Consumer Staples — 0.5%
	Beverages — 0.2%
1,840	Bottling Group LLC, 5.000%, 11/15/13	1,996
5,030	Coca-Cola Co. (The), 3.625%, 03/15/14	5,287
1,020	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,160
1,595	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	1,878
1,860	PepsiCo, Inc., 3.750%, 03/01/14	1,948
4,800	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	5,187
		17,456
	Food & Staples Retailing — 0.1%
2,120	Kroger Co. (The), 7.500%, 01/15/14	2,468
2,225	Wal-Mart Stores, Inc., 7.250%, 06/01/13	2,592
		5,060
	Food Products — 0.2%
3,100	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	3,297
	Cargill, Inc.,
1,355	5.000%, 11/15/13 (e)	1,465
1,450	5.200%, 01/22/13 (e)	1,552
2,100	General Mills, Inc., 5.250%, 08/15/13	2,295
600	HJ Heinz Finance Co., 6.625%, 07/15/11	642
710	Kellogg Co., 4.250%, 03/06/13	756
	Kraft Foods, Inc.,
1,500	2.625%, 05/08/13	1,516
900	6.000%, 02/11/13	994
2,959	6.250%, 06/01/12	3,221
2,780	6.750%, 02/19/14	3,157
		18,895
	Household Products — 0.0% (g)
905	Kimberly-Clark Corp., 5.625%, 02/15/12	976
	Total Consumer Staples	42,387

SEE NOTES TO FINANCIAL STATEMENTS.

156   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	476
2,000	7.625%, 03/15/14	2,321
1,390	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14 (e)	1,463
800	Chevron Corp., 3.950%, 03/03/14	849
905	Conoco Funding Co., (Canada), 6.350%, 10/15/11	983
	ConocoPhillips,
1,145	4.750%, 02/01/14	1,241
2,930	9.375%, 02/15/11	3,158
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,474
1,600	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	1,736
1,975	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,233
	Shell International Finance B.V., (Netherlands),
850	1.300%, 09/22/11	857
2,260	4.000%, 03/21/14	2,390
2,400	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	2,638
1,325	XTO Energy, Inc., 4.625%, 06/15/13	1,429
	Total Energy	25,248
	Financials — 7.4%
	Capital Markets — 1.8%
	Bank of New York Mellon Corp. (The),
1,200	3.100%, 01/15/15	1,206
1,535	4.300%, 05/15/14	1,632
3,000	4.500%, 04/01/13	3,212
3,800	5.125%, 08/27/13	4,168
4,000	BlackRock, Inc., 3.500%, 12/10/14	4,062
2,300	Citicorp, 7.250%, 10/15/11	2,460
	Credit Suisse USA, Inc.,
1,756	5.125%, 01/15/14 (c)	1,891
3,205	5.500%, 08/16/11	3,401
5,170	6.125%, 11/15/11	5,581
800	6.500%, 01/15/12	871
	Goldman Sachs Group, Inc. (The),
4,435	3.625%, 08/01/12	4,601
2,000	5.000%, 01/15/11	2,074
2,800	5.000%, 10/01/14	2,951
950	5.250%, 04/01/13 (c)	1,017
800	5.250%, 10/15/13	862
9,435	5.450%, 11/01/12	10,118
18,840	6.000%, 05/01/14	20,677
3,000	6.600%, 01/15/12	3,256
2,000	Jefferies Group, Inc., 7.750%, 03/15/12	2,165
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	501
500	5.750%, 07/18/11 (d)	112
1,062	6.625%, 01/18/12 (d)	239
	Merrill Lynch & Co., Inc.,
1,000	4.500%, 11/04/10	1,023
4,710	4.790%, 08/04/10	4,787
968	5.000%, 01/15/15	992
3,271	5.450%, 02/05/13	3,467
1,100	6.050%, 08/15/12	1,182
1,785	6.150%, 04/25/13	1,930
	Morgan Stanley,
3,682	4.200%, 11/20/14	3,693
3,073	4.250%, 05/15/10	3,093
800	4.750%, 04/01/14	813
7,400	5.250%, 11/02/12	7,909
500	5.750%, 08/31/12	539
7,800	6.000%, 05/13/14	8,437
3,000	6.600%, 04/01/12	3,264
5,300	6.750%, 04/15/11	5,599
2,500	Nomura Holdings, Inc., (Japan), 5.000%, 03/04/15	2,525
	Northern Trust Corp.,
2,910	5.300%, 08/29/11	3,091
970	5.500%, 08/15/13	1,068
	State Street Corp.,
4,485	4.300%, 05/30/14	4,717
2,000	7.650%, 06/15/10	2,038
6,670	UBS AG, (Switzerland), 3.875%, 01/15/15	6,672
		143,896
	Commercial Banks — 2.2%
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,070
1,190	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	1,196
2,345	Bank of America Corp., 5.375%, 09/11/12	2,491
1,830	Bank of Nova Scotia, (Canada), 2.250%, 01/22/13	1,857
2,782	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 2.600%, 01/22/13 (e)	2,811
	Barclays Bank plc, (United Kingdom),
2,945	2.500%, 01/23/13	2,943
2,980	5.200%, 07/10/14	3,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   157

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
3,700	5.450%, 09/12/12	4,013
	BB&T Corp.,
3,380	3.375%, 09/25/13	3,467
2,000	3.850%, 07/27/12	2,093
4,505	4.750%, 10/01/12	4,765
1,232	6.500%, 08/01/11	1,311
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,371
2,185	Branch Banking & Trust Co., 4.875%, 01/15/13	2,326
	Credit Suisse, (Switzerland),
5,225	3.450%, 07/02/12	5,414
4,829	5.000%, 05/15/13	5,195
3,600	5.500%, 05/01/14	3,933
	Deutsche Bank AG, (Germany),
7,290	2.375%, 01/11/13	7,305
2,505	3.875%, 08/18/14	2,580
900	4.875%, 05/20/13	968
4,000	HSBC Bank USA N.A., 4.625%, 04/01/14	4,216
1,650	HSBC Holdings plc, (United Kingdom), 5.250%, 12/12/12	1,778
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,889
750	5.700%, 08/15/12	793
1,290	5.800%, 07/01/14	1,318
695	KeyCorp, 6.500%, 05/14/13	741
1,525	M&I Marshall & Ilsley Bank, 5.150%, 02/22/12 (c)	1,526
805	M&T Bank Corp., 5.375%, 05/24/12	853
1,213	Mellon Funding Corp., 6.400%, 05/14/11	1,290
5,070	National Australia Bank Ltd., (Australia), 2.500%, 01/08/13 (e)	5,088
500	National City Bank, 4.500%, 03/15/10	501
1,960	PNC Funding Corp., 4.500%, 03/10/10	1,962
5,543	SouthTrust Corp., 5.800%, 06/15/14	5,939
	SunTrust Banks, Inc.,
2,500	5.250%, 11/05/12	2,641
1,000	6.375%, 04/01/11	1,047
	U.S. Bancorp,
5,938	2.875%, 11/20/14	5,942
1,595	4.200%, 05/15/14	1,683
500	4.500%, 07/29/10 (c)	509
	U.S. Bank N.A.,
4,020	4.950%, 10/30/14	4,344
6,202	6.375%, 08/01/11	6,651
5,400	Union Planters Corp., 4.375%, 12/01/10	5,416
	Wachovia Bank N.A.,
5,678	4.800%, 11/01/14	5,892
3,900	7.800%, 08/18/10	4,024
	Wachovia Corp.,
630	4.875%, 02/15/14	657
1,115	5.500%, 05/01/13	1,204
	Wells Fargo & Co.,
7,455	3.750%, 10/01/14	7,545
5,770	4.625%, 04/15/14	5,977
6,780	5.250%, 10/23/12	7,309
2,240	6.375%, 08/01/11	2,384
4,700	Wells Fargo Bank N.A., 6.450%, 02/01/11	4,967
	Westpac Banking Corp., (Australia),
6,973	2.250%, 11/19/12	7,009
2,665	4.200%, 02/27/15	2,749
		170,141
	Consumer Finance — 0.6%
	American Express Credit Corp.,
1,184	5.875%, 05/02/13	1,283
1,330	7.300%, 08/20/13	1,502
700	American General Finance Corp., 4.875%, 05/15/10	695
1,000	American Honda Finance Corp., 5.125%, 12/15/10 (e)	1,034
3,200	Boeing Capital Corp., 6.500%, 02/15/12	3,519
	Capital One Bank USA N.A.,
2,000	5.125%, 02/15/14	2,097
767	5.750%, 09/15/10	785
1,310	Capital One Financial Corp., 7.375%, 05/23/14	1,502
1,490	FIA Card Services N.A., 7.125%, 11/15/12	1,639
	HSBC Finance Corp.,
4,250	4.750%, 07/15/13	4,477
547	5.250%, 01/14/11	565
3,500	5.900%, 06/19/12	3,754
3,120	6.375%, 10/15/11	3,326
3,470	6.375%, 11/27/12	3,826
2,315	7.000%, 05/15/12	2,536
2,995	8.000%, 07/15/10	3,073
	John Deere Capital Corp.,
1,757	5.100%, 01/15/13	1,906
2,245	5.250%, 10/01/12	2,447
2,044	5.650%, 07/25/11	2,177

SEE NOTES TO FINANCIAL STATEMENTS.

158   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — Continued
	MBNA Corp.,
1,360	6.125%, 03/01/13	1,462
500	7.500%, 03/15/12	547
500	Toyota Motor Credit Corp., VAR, 0.293%, 04/07/10	500
2,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	2,107
		46,759
	Diversified Financial Services — 2.1%
3,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	3,204
	Bank of America Corp.,
1,500	4.500%, 08/01/10	1,522
5,955	4.900%, 05/01/13	6,255
388	7.125%, 10/15/11	415
12,300	7.375%, 05/15/14	13,831
950	7.400%, 01/15/11	1,000
1,543	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 12/15/10	1,597
	BP Capital Markets plc, (United Kingdom),
1,190	3.125%, 03/10/12	1,236
1,870	3.625%, 05/08/14	1,951
2,350	5.250%, 11/07/13	2,596
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	866
1,665	4.900%, 08/15/13	1,803
600	5.750%, 02/15/12	650
1,240	6.125%, 02/17/14	1,400
1,720	6.200%, 09/30/13	1,947
	Citigroup, Inc.,
4,320	5.250%, 02/27/12	4,530
2,885	5.300%, 10/17/12	3,031
3,450	5.500%, 08/27/12	3,649
3,600	5.500%, 04/11/13	3,768
1,385	5.500%, 10/15/14	1,426
4,000	5.850%, 07/02/13	4,226
1,650	6.000%, 02/21/12	1,751
6,445	6.375%, 08/12/14	6,840
3,090	CME Group, Inc., 5.400%, 08/01/13	3,400
1,000	Diageo Investment Corp., 9.000%, 08/15/11	1,111
	General Electric Capital Corp.,
2,500	2.625%, 12/28/12	2,575
3,800	2.800%, 01/08/13	3,833
10,000	3.750%, 11/14/14	10,072
5,075	4.375%, 11/21/11	5,307
10,500	5.250%, 10/19/12	11,217
9,142	5.450%, 01/15/13	9,831
9,701	5.500%, 06/04/14	10,368
9,725	5.875%, 02/15/12	10,466
11,830	5.900%, 05/13/14	12,981
7,815	6.000%, 06/15/12	8,452
3,605	NASDAQ OMX Group Inc. (The), 4.000%, 01/15/15	3,603
885	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	907
1,000	Textron Financial Corp., 5.125%, 11/01/10	1,017
		164,634
	FDIC Guaranteed Securities — 0.1% (˜)
3,530	General Electric Capital Corp., 3.000%, 12/09/11	3,662
3,150	Morgan Stanley, 3.250%, 12/01/11	3,281
2,220	Wells Fargo & Co., 3.000%, 12/09/11	2,303
		9,246
	Insurance — 0.5%
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,529
500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	545
	Berkshire Hathaway Finance Corp.,
5,680	4.000%, 04/15/12	5,985
2,495	5.000%, 08/15/13	2,719
890	Genworth Global Funding Trusts, 5.200%, 10/08/10	910
	Jackson National Life Global Funding,
1,000	5.125%, 02/10/11 (e)	1,026
2,100	5.375%, 05/08/13 (e)	2,255
1,050	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	1,093
	Metropolitan Life Global Funding I,
775	2.500%, 01/11/13 (e)	780
750	2.875%, 09/17/12 (e)	764
1,350	5.125%, 04/10/13 (e)	1,458
700	5.200%, 09/18/13 (e)	751
1,000	Monumental Global Funding II, 5.650%, 07/14/11 (e)	1,047
2,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	2,132
2,400	New York Life Global Funding, 4.650%, 05/09/13 (e)	2,565
1,400	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	1,484

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   159

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
	Pricoa Global Funding I,
1,125	5.400%, 10/18/12 (e)	1,222
3,450	5.450%, 06/11/14 (e)	3,753
1,000	5.625%, 05/24/11 (e)	1,035
	Principal Life Income Funding Trusts,
1,835	5.150%, 06/17/11	1,910
335	5.300%, 12/14/12	364
4,065	5.300%, 04/24/13	4,396
500	Travelers Property Casualty Corp., 5.000%, 03/15/13	533
		40,256
	Real Estate Investment Trusts (REITs) — 0.0% (g)
	Simon Property Group LP,
666	4.200%, 02/01/15	674
645	4.875%, 03/18/10	646
1,075	6.750%, 05/15/14	1,191
		2,511
	Thrifts & Mortgage Finance — 0.1%
2,150	Countrywide Financial Corp., 5.800%, 06/07/12	2,290
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,152
		3,442
	Total Financials	580,885
	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
255	Baxter International, Inc., 4.000%, 03/01/14	268
585	Hospira, Inc., 5.550%, 03/30/12	626
		894
	Health Care Providers & Services — 0.0% (g)
550	WellPoint Health Networks, Inc., 6.375%, 01/15/12	593
215	WellPoint, Inc., 6.000%, 02/15/14	239
		832
	Pharmaceuticals — 0.1%
850	Eli Lilly & Co., 3.550%, 03/06/12	889
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,172
1,180	Pfizer, Inc., 4.450%, 03/15/12	1,259
		4,320
	Total Health Care	6,046
	Industrials — 0.5%
	Aerospace & Defense — 0.1%
	Boeing Co. (The),
760	3.500%, 02/15/15	781
2,135	5.000%, 03/15/14	2,331
2,125	5.125%, 02/15/13	2,320
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,032
		6,464
	Air Freight & Logistics — 0.0% (g)
1,050	United Parcel Service, Inc., 4.500%, 01/15/13	1,131
	Commercial Services & Supplies — 0.0% (g)
1,100	Waste Management, Inc., 6.375%, 11/15/12	1,218
	Industrial Conglomerates — 0.1%
3,767	General Electric Co., 5.000%, 02/01/13	4,043
	Honeywell International, Inc.,
1,285	4.250%, 03/01/13	1,370
1,705	5.625%, 08/01/12	1,874
831	7.500%, 03/01/10	831
		8,118
	Machinery — 0.0% (g)
1,475	Deere & Co., 6.950%, 04/25/14	1,723
	PACCAR, Inc.,
100	6.375%, 02/15/12	109
1,150	6.875%, 02/15/14	1,324
		3,156
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
2,916	5.900%, 07/01/12	3,172
3,120	6.750%, 07/15/11	3,343
	Canadian National Railway Co., (Canada),
605	4.950%, 01/15/14	660
539	6.375%, 10/15/11	585
	CSX Corp.,
2,530	6.300%, 03/15/12	2,743
1,100	9.780%, 02/14/11	1,159
	Norfolk Southern Corp.,
2,075	6.750%, 02/15/11	2,181
400	8.625%, 05/15/10	406
	Union Pacific Corp.,
930	5.450%, 01/31/13	1,008
2,865	6.500%, 04/15/12	3,134
500	6.650%, 01/15/11	524
		18,915
	Total Industrials	39,002

SEE NOTES TO FINANCIAL STATEMENTS.

160   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Information Technology — 0.5%
	Communications Equipment — 0.0% (g)
1,230	Cisco Systems, Inc., 2.900%, 11/17/14	1,253
900	Cisco Systems, Inc., 5.250%, 02/22/11	940
		2,193
	Computers & Peripherals — 0.2%
	Dell, Inc.,
660	4.700%, 04/15/13	711
745	5.625%, 04/15/14	825
	Hewlett-Packard Co.,
490	2.950%, 08/15/12	509
350	4.500%, 03/01/13	375
2,500	4.750%, 06/02/14	2,711
1,400	6.125%, 03/01/14	1,583
	International Business Machines Corp.,
1,655	2.100%, 05/06/13	1,670
1,785	4.750%, 11/29/12	1,946
1,150	6.500%, 10/15/13	1,327
650	7.500%, 06/15/13	765
		12,422
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,695	Arrow Electronics, Inc., 6.875%, 07/01/13	1,873
	IT Services — 0.1%
6,504	Electronic Data Systems LLC, 6.000%, 08/01/13	7,293
	Office Electronics — 0.1%
	Xerox Corp.,
1,000	6.875%, 08/15/11	1,070
2,505	8.250%, 05/15/14	2,950
		4,020
	Software — 0.1%
2,026	Intuit, Inc., 5.400%, 03/15/12	2,163
3,155	Microsoft Corp., 2.950%, 06/01/14	3,232
	Oracle Corp.,
2,650	3.750%, 07/08/14	2,777
2,515	4.950%, 04/15/13	2,756
		10,928
	Total Information Technology	38,729
	Materials — 0.3%
	Chemicals — 0.3%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	886
835	Dow Chemical Co. (The), 4.850%, 08/15/12	889
	EI du Pont de Nemours & Co.,
2,425	3.250%, 01/15/15	2,448
4,985	5.000%, 01/15/13	5,380
1,500	Monsanto Co., 7.375%, 08/15/12	1,709
2,925	Potash Corp. of Saskatchewan, Inc., (Canada), 7.750%, 05/31/11	3,162
1,800	PPG Industries, Inc., 5.750%, 03/15/13	1,962
	Praxair, Inc.,
3,045	1.750%, 11/15/12	3,046
1,920	3.950%, 06/01/13	2,020
		21,502
	Metals & Mining — 0.0% (g)
900	BHP Billiton Finance USA Ltd., (Australia), 5.125%, 03/29/12	966
625	Nucor Corp., 5.000%, 06/01/13	681
		1,647
	Total Materials	23,149
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.9%
3,635	AT&T Corp., 7.300%, 11/15/11	4,003
	AT&T, Inc.,
11,805	4.950%, 01/15/13	12,746
1,875	5.875%, 02/01/12	2,021
10,060	6.700%, 11/15/13	11,459
2,615	BellSouth Corp., 5.200%, 09/15/14	2,858
	British Telecommunications plc, (United Kingdom),
4,050	5.150%, 01/15/13	4,291
5,395	9.125%, 12/15/10	5,732
	Deutsche Telekom International Finance BV, (Netherlands),
3,130	4.875%, 07/08/14	3,329
2,000	5.375%, 03/23/11	2,087
5,990	France Telecom S.A., (France), 4.375%, 07/08/14	6,363
	Telecom Italia Capital S.A., (Luxembourg),
1,000	4.950%, 09/30/14	1,044
1,450	6.175%, 06/18/14	1,579
	Telefonica Emisiones S.A.U., (Spain),
1,280	4.949%, 01/15/15	1,359
2,110	5.855%, 02/04/13	2,307
4,100	Verizon Communications, Inc., 4.350%, 02/15/13	4,360
2,335	Verizon Florida LLC, 6.125%, 01/15/13	2,543
	Verizon Global Funding Corp.,
785	7.250%, 12/01/10	824
275	7.375%, 09/01/12	313

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   161

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
410	Verizon Maryland, Inc., 6.125%, 03/01/12	441
		69,659
	Wireless Telecommunication Services — 0.3%
	Cellco Partnership/Verizon Wireless Capital LLC,
2,880	3.750%, 05/20/11	2,975
11,235	5.550%, 02/01/14	12,375
	New Cingular Wireless Services, Inc.,
3,185	7.875%, 03/01/11	3,406
1,881	8.125%, 05/01/12	2,129
	Vodafone Group plc, (United Kingdom),
2,000	4.150%, 06/10/14	2,094
425	VAR, 0.594%, 06/15/11	425
		23,404
	Total Telecommunication Services	93,063
	Utilities — 0.9%
	Electric Utilities — 0.6%
500	American Electric Power Co., Inc., 5.375%, 03/15/10	501
	CenterPoint Energy Houston Electric LLC,
700	5.700%, 03/15/13	763
610	5.750%, 01/15/14	672
200	7.000%, 03/01/14	230
3,085	Consumers Energy Co., 4.000%, 05/15/10	3,104
	Duke Energy Corp.,
1,095	3.950%, 09/15/14	1,134
2,000	5.650%, 06/15/13	2,196
1,478	6.300%, 02/01/14	1,650
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	538
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,662
2,500	FirstEnergy Corp., 6.450%, 11/15/11	2,671
1,239	FPL Group Capital, Inc., 5.350%, 06/15/13	1,345
225	MidAmerican Energy Co., 5.125%, 01/15/13	244
1,047	Midamerican Energy Holdings Co., 5.875%, 10/01/12	1,151
2,400	Midamerican Funding LLC, 6.750%, 03/01/11	2,530
5,205	Nisource Finance Corp., 7.875%, 11/15/10	5,434
650	Northern States Power Co., 4.750%, 08/01/10	662
	Ohio Power Co.,
1,325	5.300%, 11/01/10	1,366
2,210	5.750%, 09/01/13	2,416
716	Peco Energy Co., 5.000%, 10/01/14	780
1,837	PPL Electric Utilities Corp., 7.125%, 11/30/13	2,123
	Progress Energy, Inc.,
295	6.050%, 03/15/14	327
557	7.100%, 03/01/11	587
1,200	Public Service Electric & Gas Co., 5.000%, 08/15/14	1,299
420	Southern California Edison Co., 4.150%, 09/15/14	448
923	Southern Co., 4.150%, 05/15/14	974
669	Spectra Energy Capital LLC, 6.250%, 02/15/13	731
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,077
4,460	5.100%, 11/30/12	4,863
		43,478
	Gas Utilities — 0.2%
810	AGL Capital Corp., 4.450%, 04/15/13	853
6,915	Atmos Energy Corp., 7.375%, 05/15/11	7,425
	CenterPoint Energy Resources Corp.,
1,600	7.750%, 02/15/11	1,696
1,455	7.875%, 04/01/13	1,677
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,142
860	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	948
2,635	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	2,755
		17,496
	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
425	4.750%, 12/15/10	438
1,610	5.700%, 09/17/12	1,756
400	PG&E Corp., 5.750%, 04/01/14	441
	Sempra Energy,
1,210	6.000%, 02/01/13	1,315
6,010	8.900%, 11/15/13	7,214
		11,164
	Total Utilities	72,138
	Total Corporate Bonds (Cost $920,569)	948,467
Foreign Government Securities — 0.2%
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	249
	Province of Ontario, (Canada),
6,530	2.950%, 02/05/15	6,586
1,250	4.100%, 06/16/14	1,329
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13	3,813
	Total Foreign Government Securities (Cost $11,702)	11,977

SEE NOTES TO FINANCIAL STATEMENTS.

162   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — 10.0%
	Federal Home Loan Mortgage Corp.,
128	ARM, 2.771%, 01/01/27	130
169	ARM, 3.050%, 12/01/27	173
17	ARM, 3.740%, 12/01/17	18
435	ARM, 4.137%, 03/01/35	452
7,551	ARM, 5.257%, 10/01/35	7,974
7,927	ARM, 5.553%, 03/01/35	8,247
1,300	ARM, 5.576%, 07/01/36	1,351
12,230	ARM, 5.627%, 03/01/36	12,554
7,561	ARM, 5.656%, 03/01/36	7,850
604	ARM, 5.673%, 04/01/37	629
10,807	ARM, 5.715%, 01/01/38	11,463
11,205	ARM, 5.738%, 04/01/38	11,876
15,939	ARM, 5.829%, 06/01/37	16,585
3,090	ARM, 5.844%, 03/01/37	3,218
32,394	ARM, 5.909%, 06/01/37	33,749
6,134	ARM, 5.924%, 11/01/36	6,392
7,445	ARM, 5.968%, 02/01/37	7,757
9,867	ARM, 5.972%, 05/01/37	10,549
1,230	ARM, 5.999%, 08/01/37	1,284
4,603	ARM, 6.002%, 08/01/36	4,656
7,405	ARM, 6.010%, 12/01/36	7,725
2,674	ARM, 6.013%, 08/01/36	2,782
4,848	ARM, 6.051%, 03/01/37	5,063
5,785	ARM, 6.062%, 08/01/37	6,028
6	ARM, 6.066%, 01/01/27	6
6,018	ARM, 6.092%, 03/01/37	6,280
2,545	ARM, 6.099%, 10/01/37	2,708
5,996	ARM, 6.137%, 04/01/37	6,252
3,553	ARM, 6.214%, 12/01/36	3,710
1,817	ARM, 6.290%, 06/01/36	1,880
12,306	ARM, 6.367%, 10/01/36	12,822
3,870	ARM, 6.446%, 08/01/36	4,040
3,738	ARM, 6.466%, 02/01/37	3,900
10,421	ARM, 6.504%, 01/01/37	10,842
7,446	ARM, 6.515%, 12/01/36	7,773
2,358	ARM, 6.546%, 08/01/37	2,382
4,356	ARM, 6.600%, 11/01/37	4,540
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
8,674	4.000%, 07/01/18 – 07/01/19	9,039
4,182	4.500%, 04/01/16 – 10/01/18	4,412
23,861	5.000%, 03/01/18 – 04/01/19	25,400
11,726	5.500%, 11/01/12 – 04/01/22	12,630
15,614	6.000%, 06/01/11 – 12/01/23	16,766
4,462	6.500%, 02/01/11 – 01/01/17	4,808
98	7.000%, 10/01/10 – 03/01/15	102
14	7.500%, 09/01/10 – 11/01/11	14
4	8.000%, 04/01/10 – 01/01/12	5
1	8.500%, 05/01/10	1
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
44	6.000%, 01/01/19	48
124	6.500%, 08/01/18 – 05/01/21	135
69	7.000%, 03/01/14	74
354	7.500%, 10/01/16 – 07/01/18	392
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, FHA/VA,
26,283	7.500%, 12/01/36	29,577
9,796	10.000%, 10/01/30	11,522
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,982	6.000%, 09/01/17 – 07/01/32	2,137
1	6.500%, 07/01/13	1
5,932	7.000%, 08/01/38	6,476
19,985	Federal Home Loan Mortgage Corp., 15 Year, Single Family, Gold Pools, 6.000%, 01/01/20	21,520
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
83	8.000%, 12/01/10 – 05/01/19	91
14	8.250%, 08/01/17	16
	Federal National Mortgage Association,
313	ARM, 2.186%, 01/01/35	317
69	ARM, 2.538%, 03/01/19	69
39	ARM, 2.811%, 01/01/19	40
25	ARM, 3.115%, 06/01/27	26
23	ARM, 3.124%, 05/01/25	23
2,823	ARM, 3.196%, 09/01/34	2,940
1	ARM, 3.220%, 10/01/27	1
12	ARM, 3.347%, 10/01/25	12
48	ARM, 3.388%, 07/01/27	49
6,539	ARM, 3.833%, 03/01/36	6,794
34	ARM, 4.375%, 11/01/16	35
15	ARM, 4.786%, 08/01/19	15
1,761	ARM, 4.972%, 12/01/35	1,846
1,341	ARM, 5.246%, 01/01/37	1,407
755	ARM, 5.394%, 04/01/36	790
7,226	ARM, 5.399%, 10/01/35	7,520
581	ARM, 5.458%, 12/01/36	608
1,239	ARM, 5.483%, 07/01/36	1,285
10,908	ARM, 5.540%, 03/01/36	11,534

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   163

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
4,263	ARM, 5.565%, 08/01/36	4,490
12,885	ARM, 5.574%, 03/01/36	13,506
8,537	ARM, 5.615%, 11/01/37	9,016
407	ARM, 5.660%, 06/01/36	424
10,183	ARM, 5.686%, 01/01/23	10,838
1,004	ARM, 5.715%, 10/01/36	1,049
6,540	ARM, 5.730%, 12/01/37	6,820
370	ARM, 5.746%, 07/01/37	386
3,226	ARM, 5.771%, 03/01/47	3,363
6,272	ARM, 5.775%, 11/01/37	6,537
2,772	ARM, 5.793%, 04/01/37	2,902
6,015	ARM, 5.794%, 04/01/37	6,265
267	ARM, 5.841%, 08/01/37	281
7,805	ARM, 5.847%, 11/01/37	8,181
5,798	ARM, 5.942%, 04/01/38	6,030
158	ARM, 5.969%, 08/01/36	167
1,178	ARM, 5.970%, 08/01/36	1,229
20	ARM, 5.981%, 08/01/17	20
2,102	ARM, 5.981%, 12/01/36	2,200
4,780	ARM, 5.991%, 08/01/36	4,989
1,623	ARM, 6.011%, 12/01/36	1,701
1,802	ARM, 6.021%, 10/01/36	1,852
10,425	ARM, 6.036%, 03/01/37	10,902
2,297	ARM, 6.066%, 07/01/37	2,407
5,314	ARM, 6.071%, 08/01/36	5,549
7,662	ARM, 6.155%, 08/01/37	8,077
14,227	ARM, 6.199%, 12/01/36	14,919
7,149	ARM, 6.212%, 02/01/37	7,511
8,206	ARM, 6.237%, 07/01/37	8,644
1,958	ARM, 6.333%, 05/01/36	2,041
10,020	ARM, 6.627%, 01/01/37	10,617
2,890	7.000%, 08/01/20	3,215
	Federal National Mortgage Association, 15 Year, Single Family,
9,950	4.000%, 07/01/18 – 01/01/19	10,386
16,333	4.500%, 05/01/18 – 05/01/19	17,246
28,774	5.000%, 12/01/13 – 07/01/20	30,483
12,346	5.500%, 01/01/18 – 06/01/20	13,274
62,023	6.000%, 05/01/11 – 12/01/23	66,846
6,136	6.500%, 09/01/10 – 01/01/23	6,604
2,496	7.000%, 06/01/10 – 01/01/18	2,713
115	7.500%, 12/01/10 – 05/01/15	124
1,258	8.000%, 11/01/15 – 10/01/16	1,376
7	8.500%, 11/01/11	8
	Federal National Mortgage Association, 20 Year, Single Family,
6,743	6.000%, 03/01/18 – 04/01/24	7,263
886	6.500%, 01/01/14 – 08/01/19	955
156	7.000%, 08/01/21	174
47	7.500%, 11/01/13 – 06/01/16	51
78	8.000%, 07/01/14 – 11/01/15	89
	Federal National Mortgage Association, 30 Year, FHA/VA,
456	5.500%, 08/01/34	484
72	6.000%, 07/01/17	77
2	8.000%, 02/01/23	2
29	8.500%, 03/01/27	33
	Federal National Mortgage Association, 30 Year, Single Family,
34	6.500%, 03/01/26	36
250	8.000%, 06/01/13 – 12/01/30	284
14	8.500%, 09/01/21	15
156	9.000%, 02/01/31	180
61	9.500%, 07/01/28	71
16	10.000%, 02/01/24	18
	Federal National Mortgage Association, Other,
2,866	4.000%, 07/01/13 – 07/01/17	2,952
4,963	4.500%, 11/01/13 – 12/01/19	5,123
4,960	5.000%, 01/01/14 – 05/01/14	5,140
6,438	5.500%, 06/01/16 – 09/01/17	6,816
4,657	6.000%, 09/01/17	4,984
22	7.000%, 12/01/13	24
	Government National Mortgage Association II,
144	ARM, 3.125%, 12/20/17 – 11/20/25	146
15	ARM, 3.500%, 10/20/17 – 12/20/17	15
165	ARM, 3.625%, 08/20/16 – 09/20/22	170
32	ARM, 4.000%, 11/20/15 – 08/20/18	33
208	ARM, 4.375%, 01/20/16 – 01/20/28	216
11	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 11/20/14	11
	Government National Mortgage Association II, 30 Year, Single Family,
10,296	7.000%, 09/20/38	11,121
28	7.500%, 09/20/28	31
59	8.000%, 09/20/26 – 12/20/27	67
81	8.500%, 03/20/25 – 04/20/25	94
17	Government National Mortgage Association, 15 Year, Single Family, 6.000%, 04/15/14	18

SEE NOTES TO FINANCIAL STATEMENTS.

164   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association, 30 Year, Single Family,
24	8.500%, 04/15/25	27
12	9.000%, 09/15/24 – 10/15/26	14
585	9.500%, 07/15/20 – 12/15/25	673
46	12.000%, 11/15/19	51
	Total Mortgage Pass-Through Securities (Cost $768,353)	778,763
U.S. Government Agency Securities — 22.7%
	Federal Farm Credit Bank,
26,000	1.875%, 12/07/12	26,343
4,000	2.200%, 04/08/13	4,078
12,400	2.250%, 02/17/12	12,677
8,120	2.250%, 04/24/12 (c)	8,319
38,025	2.350%, 09/23/13 (c)	38,649
25,000	2.500%, 03/26/13	25,722
10,000	2.600%, 03/04/13	10,325
8,000	2.625%, 04/17/14	8,125
2,769	2.700%, 08/19/13	2,829
1,480	3.000%, 02/12/14	1,519
5,000	3.000%, 09/22/14	5,118
10,000	3.875%, 08/25/11 (c)	10,461
16,493	3.875%, 01/10/13	17,620
1,123	5.050%, 02/01/11	1,171
2,000	5.100%, 09/18/12	2,190
1,390	5.250%, 08/21/13	1,550
5,000	5.450%, 12/11/13	5,620
	Federal Home Loan Banks,
18,000	0.800%, 05/06/11	18,056
17,000	1.000%, 12/28/11	17,048
6,000	1.375%, 05/16/11 (c)	6,060
10,000	1.625%, 09/26/12 (c)	10,080
84,175	1.625%, 11/21/12 (c)	84,676
30,785	1.750%, 12/14/12 (c)	31,045
10,000	2.250%, 04/13/12	10,260
7,000	2.625%, 05/20/11	7,176
74,350	2.625%, 09/13/13	75,929
18,800	3.000%, 06/24/13	19,559
10,000	3.050%, 06/28/13	10,419
2,980	3.125%, 03/08/13	3,116
95,320	3.125%, 12/13/13	98,929
5,000	3.375%, 08/13/10	5,073
2,500	3.375%, 06/24/11	2,585
3,705	3.375%, 03/26/12	3,713
16,000	3.375%, 02/27/13 (c)	16,844
16,200	3.500%, 03/08/13	17,116
4,000	3.560%, 02/11/13	4,113
36,400	3.625%, 10/18/13	38,618
18,825	3.875%, 03/08/13	20,096
2,080	4.000%, 02/15/11	2,151
25,000	4.000%, 09/06/13 (c)	26,814
12,500	4.250%, 06/14/13	13,503
1,675	4.375%, 09/09/11	1,768
1,850	4.500%, 06/09/10	1,872
10,000	4.500%, 09/14/12	10,780
750	4.516%, 08/10/10	764
4,600	4.625%, 02/18/11	4,785
6,000	4.875%, 11/18/11 (c)	6,413
5,000	4.875%, 12/14/12	5,468
10,000	4.875%, 11/27/13	11,034
30,625	4.875%, 12/13/13	33,783
24,525	5.000%, 03/14/14	27,186
20,025	5.250%, 09/13/13	22,315
15,700	5.250%, 06/18/14 (c)	17,648
17,575	5.375%, 06/14/13	19,579
25,755	5.375%, 06/13/14	28,854
25,000	5.750%, 05/15/12	27,551
6,550	7.000%, 08/15/14	7,835
	Federal Home Loan Mortgage Corp.,
15,000	1.125%, 12/15/11 (c)	15,067
20,000	1.750%, 06/15/12	20,319
57,000	2.125%, 03/23/12	58,390
62,200	3.250%, 07/16/10 (c)	62,927
6,254	4.000%, 06/12/13	6,725
12,000	4.125%, 07/12/10	12,176
25,000	4.125%, 12/21/12 (c)	26,910
30,000	4.125%, 09/27/13	32,374
4,000	4.750%, 09/22/10	4,093
29,000	4.750%, 01/18/11	30,107
37,500	4.750%, 03/05/12	40,407
48,300	5.000%, 01/30/14 (c)	53,575
6,500	5.250%, 07/18/11	6,918
2,000	5.500%, 09/15/11 (c)	2,146
17,000	5.750%, 01/15/12 (c)	18,535
7,500	6.875%, 09/15/10	7,775
	Federal National Mortgage Association,
5,000	0.875%, 01/12/12 (c)	5,003
15,000	1.750%, 08/10/12 (c)	15,185
10,000	1.875%, 04/20/12 (c)	10,193
113,000	2.000%, 01/09/12 (c)	115,393
8,725	2.750%, 04/11/11	8,943
2,000	3.000%, 07/12/10	2,021

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   165

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
9,850	3.250%, 08/12/10	9,986
12,000	3.250%, 04/09/13 (c)	12,588
3,245	4.000%, 03/27/13	3,468
11,310	4.000%, 04/15/13	12,132
6,135	4.050%, 04/18/13	6,562
5,000	4.125%, 04/29/13	5,360
7,541	4.125%, 07/11/13	8,093
25,000	4.375%, 09/13/10	25,553
42,600	4.375%, 07/17/13	46,287
7,000	4.500%, 02/15/11 (c)	7,278
61,997	4.750%, 02/21/13 (c)	67,697
35,000	4.875%, 05/18/12	37,950
7,000	5.000%, 10/15/11	7,484
10,050	6.000%, 05/15/11	10,717
6,000	6.260%, 11/26/12	6,770
	Total U.S. Government Agency Securities (Cost $1,751,570)	1,776,037
U.S. Treasury Obligations — 26.8%
	U.S. Treasury Notes,
68,000	0.750%, 11/30/11 (c)	68,098
45,000	0.875%, 12/31/10 (m)	45,216
21,000	0.875%, 01/31/11	21,107
12,000	0.875%, 02/28/11	12,062
7,000	0.875%, 03/31/11	7,038
25,000	0.875%, 04/30/11	25,141
30,000	0.875%, 05/31/11	30,176
80,000	0.875%, 01/31/12 (c)	80,166
10,000	0.875%, 02/29/12	10,014
60,000	1.000%, 07/31/11 (m)	60,438
110,200	1.000%, 08/31/11	110,958
50,000	1.000%, 09/30/11	50,330
178,450	1.000%, 10/31/11 (c)	179,565
110,000	1.000%, 12/31/11	110,550
120,000	1.125%, 01/15/12 (m)	120,834
20,600	1.125%, 12/15/12	20,541
25,000	1.250%, 11/30/10	25,183
141,330	1.375%, 02/15/12	142,947
68,300	1.375%, 05/15/12	68,994
89,065	1.375%, 09/15/12	89,677
123,300	1.375%, 10/15/12 (c)	124,042
6,100	1.500%, 10/31/10	6,151
20,000	1.750%, 03/31/10	20,027
92,000	1.750%, 11/15/11	93,725
105,710	1.750%, 08/15/12	107,527
10,000	1.750%, 01/31/14	9,984
10,000	1.875%, 06/15/12	10,209
5,750	1.875%, 04/30/14	5,742
88,000	2.375%, 08/31/10 (m)	88,949
10,000	2.375%, 10/31/14	10,108
3,700	2.625%, 05/31/10	3,723
5,000	2.875%, 06/30/10	5,045
4,300	3.125%, 08/31/13	4,527
10,000	3.375%, 06/30/13	10,616
40,000	3.500%, 05/31/13	42,600
23,000	4.125%, 08/15/10	23,417
5,000	4.250%, 01/15/11	5,172
65,000	4.500%, 11/15/10	66,948
20,000	4.750%, 01/31/12	21,530
22,000	4.875%, 04/30/11	23,150
30,000	4.875%, 07/31/11 (c)	31,870
93,000	5.125%, 06/30/11 (m)	98,798
	Total U.S. Treasury Obligations (Cost $2,081,236)	2,092,895
SHARES
Short-Term Investment — 5.1%
	Investment Company — 5.1%
399,391	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000%, (b) (l) (Cost $399,391)	399,391
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.3%
	Asset-Backed Security — 0.0% (g)
587	GSAA Trust, Series 2006-3, Class A1, VAR, 0.309%, 03/30/10	421
	Corporate Note — 0.1%
7,300	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	7,263
SHARES
	Investment Company — 4.2%
331,094	JPMorgan Prime Money Market Fund, Capital Shares, 0.090%, (b) (l)	331,094
	Total Investments of Cash Collateral for Securities on Loan (Cost $338,982)	338,778
	Total Investments —103.8% (Cost $8,014,469)	8,108,356
	Liabilities in Excess of Other Assets — (3.8)%	(297,015)
	NET ASSETS — 100.0%	$7,811,341

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

166   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 9.7%
125	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A3, 3.040%, 10/15/13	128
	Bank of America Auto Trust,
235	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	241
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	104
175	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	177
33	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A3, 4.890%, 01/15/12	33
	CarMax Auto Owner Trust,
400	Series 2009-1, Class A3, 4.120%, 03/15/13	415
60	Series 2010-1, Class A3, 1.560%, 07/15/14	60
105	Series 2010-1, Class A4, 2.400%, 04/15/15	105
90	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	92
215	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	216
	CNH Equipment Trust,
45	Series 2009-A, Class A3, 5.280%, 11/15/12	47
296	Series 2009-B, Class A3, 2.970%, 03/15/13	300
75	Series 2009-C, Class A3, 1.850%, 12/16/13	76
308	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	297
	Daimler Chrysler Auto Trust,
407	Series 2007-A, Class A3A, 5.000%, 02/08/12	413
150	Series 2008-B, Class A3A, 4.710%, 09/10/12	154
	Ford Credit Auto Owner Trust,
338	Series 2007-A, Class A3A, 5.400%, 08/15/11	342
200	Series 2009-B, Class A3, 2.790%, 08/15/13	205
459	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.411%, 02/25/36	355
350	Harley-Davidson Motorcycle Trust, Series 2007-1, Class A4, 5.210%, 06/17/13	363
576	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.409%, 07/25/36	531
	Honda Auto Receivables Owner Trust,
1,000	Series 2007-2, Class A4, 5.570%, 11/21/13	1,036
100	Series 2009-3, Class A3, 2.310%, 05/15/13	102
174	Hyundai Auto Receivables Trust, Series 2008-A, Class A2, 4.160%, 05/16/11	175
	Nissan Auto Receivables Owner Trust,
194	Series 2006-B, Class A4, 5.220%, 11/15/11	195
250	Series 2009-1, Class A3, 5.000%, 09/15/14	261
500	Series 2009-A, Class A3, 3.200%, 02/15/13	515
390	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.431%, 02/25/36	354
438	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.419%, 03/25/36	407
131	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.409%, 12/25/35	127
793	USAA Auto Owner Trust, Series 2008-2, Class A3, 4.640%, 10/15/12	816
113	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	116
766	Wachovia Auto Loan Owner Trust, Series 2008-1, Class A3, 4.270%, 04/20/12	777
	World Omni Auto Receivables Trust,
230	Series 2006-A, Class A4, 5.030%, 10/17/11	231
136	Series 2007-B, Class A3A, 5.280%, 01/17/12	139
40	Series 2010-A, Class A3, 1.340%, 12/16/13	40
45	Series 2010-A, Class A4, 2.210%, 05/15/15	45
	Total Asset-Backed Securities (Cost $10,104)	9,990
Collateralized Mortgage Obligations — 4.9%
	Agency CMO — 4.9%
	Federal National Mortgage Association REMICS,
1,496	Series 2006-43, Class G, 6.500%, 09/25/33	1,561
2,068	Series 2006-63, Class AB, 6.500%, 10/25/33	2,149
1,333	Series 2006-63, Class AE, 6.500%, 10/25/33	1,385
6	Government National Mortgage Association, Series 2002-24, Class FA, VAR, 0.732%, 04/16/32 (m)	6
	Total Collateralized Mortgage Obligations (Cost $4,957)	5,101
Commercial Mortgage-Backed Securities — 1.8%
23	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	23
	CS First Boston Mortgage Securities Corp.,
563	Series 2001-CP4, Class A4, 6.180%, 12/15/35	584
258	Series 2004-C3, Class A3, 4.302%, 07/15/36	259
488	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	490
520	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2, 3.246%, 03/15/29	522
	Total Commercial Mortgage-Backed Securities (Cost $1,842)	1,878

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   167

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 24.4%
	Consumer Discretionary — 1.9%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 4.875%, 09/15/13	69
	Media — 1.8%
1,000	Comcast Cable Communications LLC, 6.750%, 01/30/11	1,050
725	Time Warner, Inc., 5.500%, 11/15/11	771
		1,821
	Multiline Retail — 0.0% (g)
50	Kohls Corp., 7.375%, 10/15/11	55
	Total Consumer Discretionary	1,945
	Consumer Staples — 2.2%
	Beverages — 1.3%
45	Bottling Group LLC, 5.000%, 11/15/13	49
160	Coca-Cola Co. (The), 3.625%, 03/15/14	168
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,073
85	PepsiCo, Inc., 3.750%, 03/01/14	89
		1,379
	Food Products— 0.9%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	128
35	General Mills, Inc., 5.250%, 08/15/13	38
	Kraft Foods, Inc.,
600	6.000%, 02/11/13	662
100	6.250%, 06/01/12	109
		937
	Total Consumer Staples	2,316
	Energy — 0.9%
	Oil, Gas & Consumable Fuels — 0.9%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
35	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14 (e)	37
215	ConocoPhillips, 8.750%, 05/25/10	219
45	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	51
467	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	482
20	Shell International Finance B.V., (Netherlands), 1.300%, 09/22/11	20
100	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	110
	Total Energy	935
	Financials — 13.3%
	Capital Markets — 1.4%
200	Bank of New York Mellon Corp. (The), 4.500%, 04/01/13	214
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	637
525	Morgan Stanley, 4.250%, 05/15/10	529
60	Northern Trust Corp., 5.500%, 08/15/13	66
		1,446
	Commercial Banks — 1.9%
25	Bank of Nova Scotia, (Canada), 2.250%, 01/22/13	26
240	BB&T Corp., 6.500%, 08/01/11	255
75	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	77
20	M&T Bank Corp., 5.375%, 05/24/12	21
150	PNC Funding Corp., 4.500%, 03/10/10	150
135	State Street Corp., 4.300%, 05/30/14	142
250	U.S. Bank N.A., 6.375%, 08/01/11	268
800	Wachovia Corp., 5.300%, 10/15/11	849
128	Westpac Banking Corp., (Australia), 2.250%, 11/19/12	129
		1,917
	Consumer Finance — 1.1%
20	Capital One Financial Corp., 7.375%, 05/23/14	23
720	HSBC Finance Corp., 6.375%, 11/27/12	794
200	John Deere Capital Corp., 5.250%, 10/01/12	218
100	Toyota Motor Credit Corp., VAR, 0.293%, 04/07/10	100
		1,135
	Diversified Financial Services — 2.4%
	Bank of America Corp.,
50	4.900%, 05/01/13	53
100	7.375%, 05/15/14	112
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	62
80	3.625%, 05/08/14	84
	Caterpillar Financial Services Corp.,
150	5.750%, 02/15/12	162
50	6.125%, 02/17/14	57
	Citigroup, Inc.,
450	5.250%, 02/27/12	472
45	6.375%, 08/12/14	48
200	CME Group, Inc., 5.400%, 08/01/13	220
	General Electric Capital Corp.,
1,000	5.500%, 04/28/11	1,050
125	5.900%, 05/13/14	137

SEE NOTES TO FINANCIAL STATEMENTS.

168   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
20	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	20
		2,477
	FDIC Guaranteed Securities — 5.7% (˜)
600	Bank of America Corp., 3.125%, 06/15/12	626
600	Citigroup, Inc., 2.875%, 12/09/11	621
	General Electric Capital Corp.,
700	2.125%, 12/21/12	711
800	3.000%, 12/09/11	830
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	314
600	HSBC USA, Inc., 3.125%, 12/16/11	624
400	John Deere Capital Corp., 2.875%, 06/19/12	415
1,300	Morgan Stanley, 2.900%, 12/01/10	1,324
400	SunTrust Bank, 3.000%, 11/16/11	415
		5,880
	Insurance — 0.1%
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	108
	Real Estate Investment Trusts (REITs) — 0.0% (g)
13	Simon Property Group LP, 4.200%, 02/01/15	13
	Thrifts & Mortgage Finance— 0.7%
700	Countrywide Financial Corp., 5.800%, 06/07/12	745
	Total Financials	13,721
	Health Care — 0.1%
	Pharmaceuticals — 0.1%
50	Eli Lilly & Co., 3.550%, 03/06/12	52
	Industrials — 0.5%
	Aerospace & Defense — 0.2%
150	Boeing Co. (The), 5.125%, 02/15/13	164
	Machinery — 0.0% (g)
40	PACCAR, Inc., 6.875%, 02/15/14	46
	Road & Rail — 0.3%
100	Burlington Northern Santa Fe Corp., 5.900%, 07/01/12	109
30	Canadian National Railway Co., (Canada), 4.950%, 01/15/14	33
80	CSX Corp., 6.300%, 03/15/12	86
70	Union Pacific Corp., 5.450%, 01/31/13	76
		304
	Total Industrials	514
	Information Technology — 0.7%
	Computers & Peripherals — 0.2%
25	Dell, Inc., 5.625%, 04/15/14	28
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	21
120	4.250%, 02/24/12	127
60	International Business Machines Corp., 4.750%, 11/29/12	65
		241
	IT Services — 0.1%
50	Electronic Data Systems LLC, 6.000%, 08/01/13	56
	Office Electronics — 0.1%
110	Xerox Corp., 8.250%, 05/15/14	129
	Software — 0.3%
140	Microsoft Corp., 2.950%, 06/01/14	144
140	Oracle Corp., 4.950%, 04/15/13	153
		297
	Total Information Technology	723
	Materials — 0.1%
	Chemicals — 0.1%
	EI du Pont de Nemours & Co.,
45	3.250%, 01/15/15	45
100	5.000%, 01/15/13	108
	Total Materials	153
	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.9%
450	AT&T, Inc., 6.700%, 11/15/13	513
130	France Telecom S.A., (France), 4.375%, 07/08/14	138
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	55
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	1,003
250	Verizon Florida LLC, 6.125%, 01/15/13	272
		1,981
	Wireless Telecommunication Services — 0.2%
120	Cellco Partnership/Verizon Wireless Capital LLC, 3.750%, 05/20/11	124
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	73
		197
	Total Telecommunication Services	2,178

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   169

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Utilities — 2.6%
	Electric Utilities — 2.4%
	Appalachian Power Co.,
650	5.550%, 04/01/11	678
200	5.650%, 08/15/12	217
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	55
30	Duke Energy Corp., 3.950%, 09/15/14	31
1,150	MidAmerican Energy Co., 5.650%, 07/15/12	1,250
250	Nisource Finance Corp., 7.875%, 11/15/10	261
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	21
10	Southern Co., 4.150%, 05/15/14	11
		2,541
	Multi-Utilities — 0.2%
130	Dominion Resources, Inc., 5.700%, 09/17/12	142
20	PG&E Corp., 5.750%, 04/01/14	22
		164
	Total Utilities	2,705
	Total Corporate Bonds (Cost $24,119)	25,242
Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
100	2.950%, 02/05/15	101
45	4.100%, 06/16/14	48
	Total Foreign Government Securities (Cost $145)	149
Mortgage Pass-Through Security — 0.3%
286	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21 (Cost $303)	308
U.S. Government Agency Securities — 27.6%
	Federal Farm Credit Banks,
400	2.625%, 04/17/14	406
685	4.900%, 03/06/13	754
	Federal Home Loan Bank System,
700	2.250%, 04/13/12	718
4,000	3.625%, 10/18/13	4,244
1,400	4.000%, 09/06/13	1,501
	Federal Home Loan Mortgage Corp.,
1,350	3.000%, 07/28/14	1,390
3,250	3.125%, 10/25/10	3,309
8,050	5.250%, 07/18/11	8,568
	Federal National Mortgage Association,
2,703	4.000%, 03/27/13	2,888
4,000	4.375%, 03/15/13	4,333
400	4.750%, 02/21/13	437
	Total U.S. Government Agency Securities (Cost $27,789)	28,548
U.S. Treasury Obligations — 29.9%
	U.S. Treasury Notes,
5,775	0.875%, 02/28/11	5,805
10,500	1.125%, 01/15/12	10,573
200	1.375%, 02/15/13	200
4,650	1.750%, 11/15/11	4,737
5,725	1.750%, 08/15/12	5,824
1,200	2.375%, 08/31/10	1,213
2,500	2.750%, 10/31/13	2,596
	Total U.S. Treasury Obligations (Cost $30,680)	30,948
SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
927	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (Cost $927)	927
	Total Investments — 99.7% (Cost $100,866)	103,091
	Other Assets in Excess of Liabilities — 0.3%	354
	NET ASSETS — 100.0%	$103,445

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

170   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 20.4%
	Federal Farm Credit Bank,
20,000	3.625%, 07/15/11 (m)	20,804
24,000	3.875%, 06/04/12 (m)	25,453
9,745	4.000%, 05/21/13	10,465
25,000	4.350%, 09/02/14 (m)	27,096
500	6.270%, 01/26/16	589
855	6.900%, 09/01/10	883
	Federal Home Loan Bank System,
5,000	2.250%, 04/13/12	5,130
9,400	5.310%, 12/28/12	10,397
1,344	New Valley Generation I, 7.299%, 03/15/19	1,558
5,127	New Valley Generation II, 5.572%, 05/01/20	5,589
	Total U.S. Government Agency Securities (Cost $101,599)	107,964
U.S. Treasury Obligations — 76.8%
10,000	U.S. Treasury Inflation Indexed Notes, 2.000%, 04/15/12	11,187
	U.S. Treasury Notes,
20,000	0.875%, 04/30/11	20,112
43,000	1.000%, 09/30/11	43,284
10,665	1.375%, 02/15/12	10,787
60,000	1.375%, 05/15/12	60,609
1,040	1.375%, 02/15/13	1,042
95,290	1.750%, 11/15/11	97,077
40,000	1.875%, 06/15/12	40,838
12,000	1.875%, 04/30/14	11,983
70,000	2.750%, 10/31/13	72,696
14,860	4.750%, 03/31/11	15,564
10,000	4.750%, 01/31/12	10,765
10,000	4.875%, 04/30/11	10,523
	Total U.S. Treasury Obligations (Cost $400,068)	406,467
SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
8,240	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $8,240)	8,240
	Total Investments —98.8% (Cost $509,907)	522,671
	Other Assets in Excess of Liabilities — 1.2%	6,390
	NET ASSETS — 100.0%	$529,061

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   171

J.P. Morgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

ADR—	American Depositary Receipt

ARM—	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2010.

BRL —	Brazilian Real

CLN—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 28, 2010. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

DA—	Development Authority

DIP—	Debtor-in-possession

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

HFC—	Housing Finance Corp.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2010. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN—	Mexican Peso

PIK—	Payment-in-Kind

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2010.

TRL—	New Turkish Lira

UYU—	Uruguayan Peso

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage

Core Bond Fund	$10,009	0.07%
Core Plus Bond Fund	21,341	1.58
High Yield Fund	129,598	2.09
Limited Duration Bond Fund	3,249	0.93
Mortgage Backed Securities Fund	2,718	0.15

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2010.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2010.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

ˆ—	Unsettled security, coupon rate is undetermined at February 28, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

172   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   173

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$12,947,276	$1,241,138	$1,323,449
Investments in affiliates, at value	1,525,062	105,313	114,616
Total investment securities, at value	14,472,338	1,346,451	1,438,065
Cash	3,333	73	—
Foreign currency, at value	—	1	—
Receivables:
Investment securities sold	12,219	3,649	320
Fund shares sold	95,878	12,404	3,933
Interest and dividends	78,758	7,113	5,765
Variation margin on futures contracts	—	2	—
Unrealized appreciation on forward foreign currency exchange contracts	—	2	—
Total Assets	14,662,526	1,369,695	1,448,083

LIABILITIES:
Payables:
Dividends	12,584	3,998	2,240
Investment securities purchased	44,092	13,815	47,990
Collateral for securities lending program	319,337	17,954	—
Fund shares redeemed	20,602	591	5,443
Unrealized depreciation on forward foreign currency exchange contracts	—	4	—
Outstanding swap contracts, at value	—	76	—
Accrued liabilities:
Investment advisory fees	2,265	258	317
Administration fees	840	78	67
Shareholder servicing fees	1,677	222	49
Distribution fees	1,979	121	215
Custodian and accounting fees	254	43	36
Trustees’ and Chief Compliance Officer’s fees	18	6	8
Other	821	275	394
Total Liabilities	404,469	37,441	56,759
Net Assets	$14,258,057	$1,332,254	$1,391,324

SEE NOTES TO FINANCIAL STATEMENTS.

174   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid in capital	$13,920,274	$1,597,025	$1,314,843
Accumulated undistributed (distributions in excess of) net investment income	1,855	(433)	12
Accumulated net realized gains (losses)	(84,527)	(287,384)	(3,178)
Net unrealized appreciation (depreciation)	420,455	23,046	79,647
Total Net Assets	$14,258,057	$1,332,254	$1,391,324

Net Assets:
Class A	$3,154,129	$168,775	$453,605
Class B	118,596	7,674	34,957
Class C	2,326,774	152,695	185,498
Class R2	14,608	210	3,151
Class R5	470,155	—	—
Institutional Class	—	46,561	—
Select Class	7,029,375	937,874	714,113
Ultra	1,144,420	18,465	—
Total	$14,258,057	$1,332,254	$1,391,324

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	280,920	21,501	42,410
Class B	10,569	973	3,271
Class C	206,291	19,379	17,398
Class R2	1,302	27	295
Class R5	41,936	—	—
Institutional Class	—	5,928	—
Select Class	626,399	119,532	66,807
Ultra	101,956	2,354	—

Net Asset Value:
Class A — Redemption price per share	$11.23	$7.85	$10.70
Class B — Offering price per share (a)	11.22	7.89	10.69
Class C — Offering price per share (a)	11.28	7.88	10.66
Class R2 — Offering and redemption price per share	11.22	7.85	10.69
Class R5 — Offering and redemption price per share	11.21	—	—
Institutional Class — Offering and redemption price per share	—	7.85	—
Select Class — Offering and redemption price per share	11.22	7.85	10.69
Ultra — Offering and redemption price per share	11.22	7.85	—
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.67	$8.16	$11.12

Cost of investments in non-affiliates	$12,527,115	$1,218,077	$1,243,802
Cost of investments in affiliates	1,524,768	105,254	114,616
Cost of foreign currency	—	1	—
Value of securities on loan	314,068	17,639	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   175

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
ASSETS:
Investments in non-affiliates, at value	$5,701,126	$267,384	$1,633,560
Investments in affiliates, at value	509,283	81,717	163,263
Total investment securities, at value	6,210,409	349,101	1,796,823
Cash	998	—	2,040
Receivables:
Investment securities sold	36,284	57	669
Fund shares sold	45,938	3,427	4,809
Interest and dividends	105,365	791	8,266
Total Assets	6,398,994	353,376	1,812,607

LIABILITIES:
Payables:
Dividends	23,786	309	1,166
Investment securities purchased	310,481	25,397	10,493
Collateral for securities lending program	212,778	—	—
Fund shares redeemed	10,069	460	1,045
Accrued liabilities:
Investment advisory fees	2,543	27	183
Administration fees	71	22	87
Shareholder servicing fees	390	49	59
Distribution fees	225	52	18
Custodian and accounting fees	94	18	79
Trustees’ and Chief Compliance Officer’s fees	18	4	7
Other	485	124	38
Total Liabilities	560,940	26,462	13,175
Net Assets	$5,838,054	$326,914	$1,799,432

SEE NOTES TO FINANCIAL STATEMENTS.

176   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
NET ASSETS:
Paid in capital	$5,602,210	$481,612	$1,760,361
Accumulated undistributed (distributions in excess of) net investment income	4,289	(1,177)	504
Accumulated net realized gains (losses)	(30,828)	(87,491)	(16,137)
Net unrealized appreciation (depreciation)	262,383	(66,030)	54,704
Total Net Assets	$5,838,054	$326,914	$1,799,432

Net Assets:
Class A	$580,690	$74,529	$101,955
Class B	22,430	1,845	—
Class C	158,503	65,806	—
Class R2	1,004	—	—
Class R5	148,162	—	—
Select Class	4,567,712	183,481	425,701
Ultra	359,553	1,253	1,271,776
Total	$5,838,054	$326,914	$1,799,432
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	75,267	8,370	9,083
Class B	2,901	209	—
Class C	20,525	7,463	—
Class R2	130	—	—
Class R5	19,135	—	—
Select Class	590,244	20,610	38,657
Ultra	46,493	141	115,475

Net Asset Value:
Class A — Redemption price per share	$7.72	$8.90	$11.22
Class B — Offering price per share (a)	7.73	8.83	—
Class C — Offering price per share (a)	7.72	8.82	—
Class R2 — Offering and redemption price per share	7.71	—	—
Class R5 — Offering and redemption price per share	7.74	—	—
Select Class — Offering and redemption price per share	7.74	8.90	11.01
Ultra — Offering and redemption price per share	7.73	8.91	11.01
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.02	$9.10	$11.66

Cost of investments in non-affiliates	$5,438,743	$333,414	$1,578,856
Cost of investments in affiliates	509,283	81,717	163,263
Value of securities on loan	206,957	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   177

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$7,377,871	$102,164	$514,431
Investments in affiliates, at value	730,485	927	8,240
Total investment securities, at value	8,108,356	103,091	522,671
Receivables:
Investment securities sold	26,087	—	10,791
Fund shares sold	45,682	2	3,758
Interest and dividends	47,799	757	3,688
Total Assets	8,227,924	103,850	540,908

LIABILITIES:
Payables:
Dividends	11,001	141	435
Investment securities purchased	53,272	—	10,781
Collateral for securities lending program	338,982	—	—
Fund shares redeemed	10,035	40	353
Accrued liabilities:
Investment advisory fees	1,121	26	119
Administration fees	359	9	34
Shareholder servicing fees	1,077	16	—	(a)
Distribution fees	247	27	20
Custodian and accounting fees	109	12	12
Trustees’ and Chief Compliance Officer’s fees	17	6	2
Other	363	128	91
Total Liabilities	416,583	405	11,847
Net Assets	$7,811,341	$103,445	$529,061

SEE NOTES TO FINANCIAL STATEMENTS.

178   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
NET ASSETS:
Paid in capital	$7,718,814	$162,500	$509,869
Accumulated undistributed (distributions in excess of) net investment income	425	29	(440)
Accumulated net realized gains (losses)	(1,785)	(61,309)	6,868
Net unrealized appreciation (depreciation)	93,887	2,225	12,764
Total Net Assets	$7,811,341	$103,445	$529,061

Net Assets:
Class A	$255,356	$7,263	$99,593
Class B	3,458	—	1,588
Class C	344,957	—	—
Class M	—	93,816	—
Select Class	5,163,875	2,366	427,880
Ultra	2,043,695	—	—
Total	$7,811,341	$103,445	$529,061
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,417	820	9,999
Class B	314	—	160
Class C	31,443	—	—
Class M	—	10,596	—
Select Class	473,056	267	43,009
Ultra	187,192	—	—

Net Asset Value:
Class A — Redemption price per share	$10.90	$8.85	$9.96
Class B — Offering price per share (b)	11.00	—	9.94
Class C — Offering price per share (b)	10.97	—	—
Class M — Offering and redemption price per share	—	8.85	—
Select Class — Offering and redemption price per share	10.92	8.87	9.95
Ultra — Offering and redemption price per share	10.92	—	—
Class A maximum sales charge	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.15	$9.05	$10.19

Cost of investments in non-affiliates	$7,283,984	$99,939	$501,667
Cost of investments in affiliates	730,485	927	8,240
Value of securities on loan	332,371	—	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   179

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$555,828	$66,476	$58,591
Dividend income from non-affiliates	—	55	—
Interest income from affiliates	262	57	—
Dividend income from affiliates	2,643	163	129
Income from securities lending (net)	771	178	—
Total investment income	559,504	66,929	58,720

EXPENSES:
Investment advisory fees	29,701	3,125	3,747
Administration fees	9,811	1,038	1,255
Distribution fees:
Class A	5,725	271	1,050
Class B	868	52	318
Class C	9,869	562	1,245
Class R2	27	— (a)	6
Shareholder servicing fees:
Class A	5,725	271	1,050
Class B	289	17	106
Class C	3,290	187	415
Class R2	14	1	3
Class R5	169	—	—
Institutional Class	—	23	—
Select Class	12,087	1,989	1,548
Custodian and accounting fees	712	63	97
Interest expense to affiliates	— (a)	—	—
Professional fees	156	72	76
Trustees’ and Chief Compliance Officer’s fees	44	10	12
Printing and mailing costs	600	30	134
Registration and filing fees	1,140	189	160
Transfer agent fees	4,551	372	1,051
Other	298	71	62
Total expenses	85,076	8,343	12,335
Less amounts waived	(15,438)	(957)	(3,243)
Less earnings credits	(1)	— (a)	— (a)
Less expense reimbursements	(100)	(21)	(13)
Net expenses	69,537	7,365	9,079
Net investment income (loss)	489,967	59,564	49,641

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	120	279	407
Investment in affiliates	250	88	—
Futures	—	(17)	—
Payment by Advisor (See Note 3)	48	135	—
Foreign currency transactions	—	(6)	—
Swaps	—	20	—
Net realized gain (loss)	418	499	407
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	478,454	103,285	15,238
Investments in affiliates	375	59	—
Futures	—	13	—
Foreign currency translations	—	(2)	—
Swaps	—	304	—
Unfunded commitments	—	407	—
Change in net unrealized appreciation (depreciation)	478,829	104,066	15,238
Net realized/unrealized gains (losses)	479,247	104,565	15,645
Change in net assets resulting from operations	$969,214	$164,129	$65,286

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

180   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$378,724	$11,807	$92,176
Dividend income from non-affiliates	2,373	—	—
Dividend income from affiliates	615	193	141
Income from securities lending (net)	1,507	—	—
Total investment income	383,219	12,000	92,317

EXPENSES:
Investment advisory fees	26,053	822	4,283
Administration fees	3,979	333	1,223
Distribution fees:
Class A	1,162	145	90
Class B	158	24	—
Class C	823	467	—
Class R2	2	—	—
Shareholder servicing fees:
Class A	1,162	145	90
Class B	53	8	—
Class C	274	156	—
Class R2	1	—	—
Class R5	58	—	—
Select Class	7,779	399	346
Custodian and accounting fees	245	57	217
Professional fees	119	67	77
Trustees’ and Chief Compliance Officer’s fees	40	—	12
Printing and mailing costs	488	23	49
Registration and filing fees	378	52	42
Transfer agent fees	1,684	203	37
Other	160	24	49
Total expenses	44,618	2,925	6,515
Less amounts waived	(6,744)	(981)	(3,184)
Less earnings credits	(2)	— (a)	— (a)
Less expense reimbursements	(27)	(8)	(12)
Net expenses	37,845	1,936	3,319
Net investment income (loss)	345,374	10,064	88,998

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	32,706	(43,883)	15
Payment by Advisor (See Note 3)	548	56	—
Net realized gain (loss)	33,254	(43,827)	15
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	916,525	84,743	82,299
Unfunded commitments	3,257	—	—
Change in net unrealized appreciation (depreciation)	919,782	84,743	82,299
Net realized/unrealized gains (losses)	953,036	40,916	82,314
Change in net assets resulting from operations	$1,298,410	$50,980	$171,312

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   181

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$151,876	$3,443	$17,513
Interest income from affiliates	12	—	—
Dividend income from affiliates	342	21	49
Income from securities lending (net)	1,004	—	—
Total investment income	153,234	3,464	17,562

EXPENSES:
Investment advisory fees	11,978	289	1,858
Administration fees	4,731	117	627
Distribution fees:
Class A	456	17	261
Class B	32	—	16
Class C	1,312	—	—
Class M	—	367	—
Shareholder servicing fees:
Class A	456	17	261
Class B	11	—	5
Class C	437	—	—
Class M	—	262	—
Select Class	8,195	9	1,282
Custodian and accounting fees	288	34	38
Professional fees	121	58	67
Trustees’ and Chief Compliance Officer’s fees	48	1	6
Printing and mailing costs	305	22	54
Registration and filing fees	319	30	48
Transfer agent fees	212	25	155
Other	122	72	42
Total expenses	29,023	1,320	4,720
Less amounts waived	(4,128)	(209)	(1,704)
Less earnings credits	— (a)	— (a)	— (a)
Less expense reimbursements	(27)	—	(13)
Net expenses	24,868	1,111	3,003
Net investment income (loss)	128,366	2,353	14,559

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,893	(11,986)	12,322
Investment in affiliates	52	—	—
Futures	—	24	—
Payment by Advisor (See Note 3)	—	80	—
Net realized gain (loss)	3,945	(11,882)	12,322
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	104,433	13,468	(4,734)
Investments in affiliates	(17)	—	—
Futures	—	28	—
Foreign currency translations	—	— (a)	—
Change in net unrealized appreciation (depreciation)	104,416	13,496	(4,734)
Net realized/unrealized gains (losses)	108,361	1,614	7,588
Change in net assets resulting from operations	$236,727	$3,967	$22,147

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

182   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$489,967	$247,924	$59,564	$51,726
Net realized gain (loss)	418	(4,667)	499	(5,216)
Change in net unrealized appreciation (depreciation)	478,829	(190,458)	104,066	(99,954)
Change in net assets resulting from operations	969,214	52,799	164,129	(53,444)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(113,312)	(48,405)	(6,206)	(2,546)
Class B
From net investment income	(4,896)	(3,398)	(343)	(241)
Class C
From net investment income	(56,032)	(8,337)	(3,874)	(561)
Class R2 (a)
From net investment income	(251)	(1)	(7)	(1)
Class R5
From net investment income	(17,802)	(11,805)	—	—
Institutional Class (b)
From net investment income	—	—	(1,402)	—
Select Class
From net investment income	(244,539)	(134,685)	(46,071)	(47,317)
Ultra
From net investment income	(52,645)	(39,871)	(1,857)	(856)
Total distributions to shareholders	(489,477)	(246,502)	(59,760)	(51,522)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,411,171	1,153,640	478,602	(154,186)

NET ASSETS:
Change in net assets	8,890,908	959,937	582,971	(259,152)
Beginning of period	5,367,149	4,407,212	749,283	1,008,435
End of period	$14,258,057	$5,367,149	$1,332,254	$749,283
Accumulated undistributed (distributions in excess of) net investment income	$1,855	$1,403	$(433)	$100

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   183

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,641	$43,604	$345,374	$170,933
Net realized gain (loss)	407	751	33,254	(59,851)
Change in net unrealized appreciation (depreciation)	15,238	3,987	919,782	(517,674)
Change in net assets resulting from operations	65,286	48,342	1,298,410	(406,592)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(16,672)	(11,982)	(39,437)	(6,525)
Class B
From net investment income	(1,363)	(1,462)	(1,611)	(1,516)
Class C
From net investment income	(5,436)	(3,270)	(8,640)	(1,984)
Class R2 (a)
From net investment income	(45)	(1)	(28)	(2)
Class R5
From net investment income	—	—	(10,142)	(2,969)
Select Class
From net investment income	(26,186)	(26,825)	(269,203)	(150,316)
Ultra
From net investment income	—	—	(16,380)	(7,239)
Total distributions to shareholders	(49,702)	(43,540)	(345,441)	(170,551)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	212,449	231,208	2,663,582	1,023,445

NET ASSETS:
Change in net assets	228,033	236,010	3,616,551	446,302
Beginning of period	1,163,291	927,281	2,221,503	1,775,201
End of period	$1,391,324	$1,163,291	$5,838,054	$2,221,503
Accumulated undistributed (distributions in excess of) net investment income	$12	$73	$4,289	$1,323

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

184   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,064	$32,408	$88,998	$61,732
Net realized gain (loss)	(43,827)	(42,566)	15	326
Change in net unrealized appreciation (depreciation)	84,743	(83,725)	82,299	(54,202)
Change in net assets resulting from operations	50,980	(93,883)	171,312	7,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,732)	(3,058)	(2,423)	(903)
Class B
From net investment income	(84)	(446)	—	—
Class C
From net investment income	(1,592)	(3,750)	—	—
Select Class
From net investment income	(5,196)	(11,781)	(10,196)	(5,501)
Ultra
From net investment income	(1,427)	(13,400)	(76,478)	(54,742)
Total distributions to shareholders	(10,031)	(32,435)	(89,097)	(61,146)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(154,849)	(627,569)	696,596	76,404

NET ASSETS:
Change in net assets	(113,900)	(753,887)	778,811	23,114
Beginning of period	440,814	1,194,701	1,020,621	997,507
End of period	$326,914	$440,814	$1,799,432	$1,020,621
Accumulated undistributed (distributions in excess of) net investment income	$1,177	$(2,166)	$504	$603

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   185

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$128,366	$80,440	$2,353	$6,381
Net realized gain (loss)	3,945	2,463	(11,882)	(18,183)
Change in net unrealized appreciation (depreciation)	104,416	(39,400)	13,496	(475)
Change in net assets resulting from operations	236,727	43,503	3,967	(12,277)
Net equalization credits (debits)	—	—	(15)	(147)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,393)	(2,458)	(173)	(558)
Class B
From net investment income	(80)	(260)	—	—
Class C
From net investment income	(3,307)	(583)	—	—
Class M
From net investment income	—	—	(2,406)	(4,395)
Select Class
From net investment income	(86,773)	(64,962)	(105)	(1,629)
Ultra
From net investment income	(33,326)	(12,259)	—	—
Total distributions to shareholders	(127,879)	(80,522)	(2,684)	(6,582)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,229,689	846,387	(23,718)	(104,896)

NET ASSETS:
Change in net assets	5,338,537	809,368	(22,450)	(123,902)
Beginning of period	2,472,804	1,663,436	125,895	249,797
End of period	$7,811,341	$2,472,804	$103,445	$125,895
Accumulated undistributed (distributions in excess of) net investment income	$425	$(62)	$29	$(374)

SEE NOTES TO FINANCIAL STATEMENTS.

186   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Treasury & Agency Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,559	$13,291
Net realized gain (loss)	12,322	22,791
Change in net unrealized appreciation (depreciation)	(4,734)	3,329
Change in net assets resulting from operations	22,147	39,411

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,238)	(1,654)
From net realized gains	(3,339)	—
Class B
From net investment income	(37)	(74)
From net realized gains	(54)	—
Select Class
From net investment income	(12,271)	(16,270)
From net realized gains	(14,626)	—
Total distributions to shareholders	(32,565)	(17,998)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(131,206)	(55,114)

NET ASSETS:
Change in net assets	(141,624)	(33,701)
Beginning of period	670,685	704,386
End of period	$529,061	$670,685
Accumulated undistributed (distributions in excess of) net investment income	$(440)	$(1,083)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   187

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,207,484	$940,733	$123,634	$20,595
Net assets acquired in Fund reorganization (See Note 9)	105,525	—	10,165	—
Dividends and distributions reinvested	97,942	41,772	4,236	1,738
Cost of shares redeemed	(692,741)	(406,328)	(29,687)	(19,315)
Change in net assets from Class A capital transactions	$1,718,210	$576,177	$108,348	$3,018
Class B
Proceeds from shares issued	$33,442	$26,995	$2,766	$1,556
Net assets acquired in Fund reorganization (See Note 9)	36,304	—	2,437	—
Dividends and distributions reinvested	3,918	2,624	267	186
Cost of shares redeemed	(42,164)	(23,792)	(2,804)	(3,543)
Change in net assets from Class B capital transactions	$31,500	$5,827	$2,666	$(1,801)
Class C
Proceeds from shares issued	$2,141,459	$182,660	$139,327	$15,118
Net assets acquired in Fund reorganization (See Note 9)	41,325	—	5,095	—
Dividends and distributions reinvested	43,720	6,606	2,836	426
Cost of shares redeemed	(203,403)	(65,256)	(16,654)	(3,611)
Change in net assets from Class C capital transactions	$2,023,101	$124,010	$130,604	$11,933
Class R2 (a)
Proceeds from shares issued	$15,313	$61	$145	$50
Dividends and distributions reinvested	68	1	5	1
Cost of shares redeemed	(1,060)	—	— (b)	—
Change in net assets from Class R2 capital transactions	$14,321	$62	$150	$51
Class R5
Proceeds from shares issued	$247,419	$149,476	$—	$—
Dividends and distributions reinvested	15,203	11,659	—	—
Cost of shares redeemed	(69,126)	(71,255)	—	—
Change in net assets from Class R5 capital transactions	$193,496	$89,880	$—	$—
Institutional Class (c)
Proceeds from shares issued	$—	$—	$32,142	$—
Net assets acquired in Fund reorganization (See Note 9)	—	—	15,799	—
Dividends and distributions reinvested	—	—	622	—
Cost of shares redeemed	—	—	(3,374)	—
Change in net assets from Institutional Class capital transactions	$—	$—	$45,189	$—
Select Class
Proceeds from shares issued	$4,929,544	$1,742,864	$332,782	$125,064
Net assets acquired in Fund reorganization (See Note 9)	576,149	—	30,681	—
Dividends and distributions reinvested	153,536	68,578	7,280	4,216
Cost of shares redeemed	(1,564,604)	(1,455,185)	(178,480)	(295,891)
Change in net assets from Select Class capital transactions	$4,094,625	$356,257	$192,263	$(166,611)
Ultra
Proceeds from shares issued	$485,735	$294,753	$35,673	$5,024
Subscriptions in-kind (See Note 10)	—	—	2,249	—
Net assets acquired in Fund reorganization (See Note 9)	105,588	—	20,544	—
Dividends and distributions reinvested	31,270	21,699	559	— (b)
Cost of shares redeemed	(286,675)	(315,025)	(59,643)	(5,800)
Change in net assets from Ultra capital transactions	$335,918	$1,427	$(618)	$(776)

Total change in net assets from capital transactions	$8,411,171	$1,153,640	$478,602	$(154,186)

SEE NOTES TO FINANCIAL STATEMENTS.

188   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	200,398	88,385	16,285	2,843
Shares issued in connection with Fund reorganization (See Note 9)	9,693	—	1,371	—
Reinvested	8,862	3,931	554	237
Redeemed	(62,836)	(38,177)	(3,920)	(2,596)
Change in Class A Shares	156,117	54,139	14,290	484
Class B
Issued	3,080	2,531	372	210
Shares issued in connection with Fund reorganization (See Note 9)	3,337	—	327	—
Reinvested	355	247	36	25
Redeemed	(3,823)	(2,235)	(370)	(472)
Change in Class B Shares	2,949	543	365	(237)
Class C
Issued	193,321	16,939	18,158	2,045
Shares issued in connection with Fund reorganization (See Note 9)	3,778	—	685	—
Reinvested	3,919	619	367	58
Redeemed	(18,251)	(6,112)	(2,169)	(492)
Change in Class C Shares	182,767	11,446	17,041	1,611
Class R2 (a)
Issued	1,385	6	19	7
Reinvested	6	— (b)	1	— (b)
Redeemed	(95)	—	— (b)	—
Change in Class R2 Shares	1,296	6	20	7
Class R5
Issued	22,309	14,070	—	—
Reinvested	1,380	1,101	—	—
Redeemed	(6,289)	(6,693)	—	—
Change in Class R5 Shares	17,400	8,478	—	—
Institutional Class (c)
Issued	—	—	4,151	—
Shares issued in connection with Fund reorganization (See Note 9)	—	—	2,130	—
Reinvested	—	—	80	—
Redeemed	—	—	(433)	—
Change in Institutional Class Shares	—	—	5,928	—
Select Class
Issued	445,897	163,130	43,932	16,566
Shares issued in connection with Fund reorganization (See Note 9)	52,962	—	4,141	—
Reinvested	13,876	6,461	953	575
Redeemed	(141,414)	(137,167)	(23,802)	(40,734)
Change in Select Class Shares	371,321	32,424	25,224	(23,593)
Ultra
Issued	44,095	27,883	4,805	708
Subscriptions in-kind (See Note 10)	—	—	312	—
Shares issued in connection with Fund reorganization (See Note 9)	9,703	—	2,774	—
Reinvested	2,837	2,043	72	— (b)
Redeemed	(25,920)	(29,574)	(7,838)	(771)
Change in Ultra Shares	30,715	352	125	(63)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

(c)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   189

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$249,919	$295,879	$570,387	$156,930
Dividends and distributions reinvested	9,730	6,306	33,852	4,695
Cost of shares redeemed	(184,105)	(152,770)	(314,911)	(35,641)
Redemption fees	—	—	30	6
Change in net assets from Class A capital transactions	$75,544	$149,415	$289,358	$125,990
Class B
Proceeds from shares issued	$5,186	$17,493	$5,451	$2,720
Dividends and distributions reinvested	1,060	1,138	924	827
Cost of shares redeemed	(20,095)	(13,951)	(6,349)	(7,389)
Redemption fees	—	—	2	1
Change in net assets from Class B capital transactions	$(13,849)	$4,680	$28	$(3,841)
Class C
Proceeds from shares issued	$123,938	$133,457	$120,545	$22,748
Dividends and distributions reinvested	4,368	2,626	6,032	1,193
Cost of shares redeemed	(81,288)	(46,902)	(30,007)	(9,758)
Redemption fees	—	—	7	2
Change in net assets from Class C capital transactions	$47,018	$89,181	$96,577	$14,185
Class R2 (a)
Proceeds from shares issued	$3,609	$163	$966	$50
Dividends and distributions reinvested	8	— (b)	20	2
Cost of shares redeemed	(643)	— (b)	(73)	—
Redemption fees	—	—	— (b)	—
Change in net assets from Class R2 capital transactions	$2,974	$163	$913	$52
Class R5
Proceeds from shares issued	$—	$—	$77,289	$43,287
Dividends and distributions reinvested	—	—	9,768	2,969
Cost of shares redeemed	—	—	(20,388)	(2,847)
Redemption fees	—	—	8	2
Change in net assets from Class R5 capital transactions	$—	$—	$66,677	$43,411
Select Class
Proceeds from shares issued	$358,450	$239,782	$2,827,285	$1,284,422
Subscriptions in-kind (See Note 10)	—	—	4,090	—
Dividends and distributions reinvested	7,709	4,208	69,870	14,629
Cost of shares redeemed	(265,397)	(256,221)	(918,806)	(494,419)
Redemption fees	—	—	215	113
Change in net assets from Select Class capital transactions	$100,762	$(12,231)	$1,982,654	$804,745
Ultra
Proceeds from shares issued	$—	$—	$333,303	$47,201
Dividends and distributions reinvested	—	—	3,858	191
Cost of shares redeemed	—	—	(109,799)	(8,495)
Redemption fees	—	—	13	6
Change in net assets from Ultra capital transactions	$—	$—	$227,375	$38,903

Total change in net assets from capital transactions	$212,449	$231,208	$2,663,582	$1,023,445

SEE NOTES TO FINANCIAL STATEMENTS.

190   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	23,476	28,317	81,493	25,923
Reinvested	912	608	4,664	727
Redeemed	(17,265)	(14,562)	(42,776)	(5,208)
Change in Class A Shares	7,123	14,363	43,381	21,442
Class B
Issued	486	1,677	801	418
Reinvested	99	110	129	123
Redeemed	(1,891)	(1,337)	(909)	(1,090)
Change in Class B Shares	(1,306)	450	21	(549)
Class C
Issued	11,674	12,799	17,448	3,731
Reinvested	411	254	828	180
Redeemed	(7,666)	(4,482)	(4,107)	(1,442)
Change in Class C Shares	4,419	8,571	14,169	2,469
Class R2 (a)
Issued	338	16	128	9
Reinvested	1	— (b)	3	— (b)
Redeemed	(60)	— (b)	(10)	—
Change in Class R2 Shares	279	16	121	9
Class R5
Issued	—	—	11,237	6,731
Reinvested	—	—	1,348	464
Redeemed	—	—	(2,654)	(463)
Change in Class R5 Shares	—	—	9,931	6,732
Select Class
Issued	33,658	23,101	391,080	190,355
Subscriptions in-kind (See Note 10)	—	—	690	—
Reinvested	723	404	9,481	2,170
Redeemed	(24,929)	(24,620)	(127,426)	(79,268)
Change in Select Class Shares	9,452	(1,115)	273,825	113,257
Ultra
Issued	—	—	45,285	7,003
Reinvested	—	—	532	31
Redeemed	—	—	(15,149)	(1,389)
Change in Ultra Shares	—	—	30,668	5,645

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   191

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,791	$14,113	$94,102	$4,110
Dividends and distributions reinvested	1,278	2,271	2,099	783
Cost of shares redeemed	(22,570)	(55,723)	(12,293)	(5,832)
Change in net assets from Class A capital transactions	$14,499	$(39,339)	$83,908	$(939)
Class B
Proceeds from shares issued	$143	$401	$—	$—
Dividends and distributions reinvested	71	384	—	—
Cost of shares redeemed	(5,176)	(11,121)	—	—
Change in net assets from Class B capital transactions	$(4,962)	$(10,336)	$—	$—
Class C
Proceeds from shares issued	$17,868	$8,395	$—	$—
Dividends and distributions reinvested	1,377	3,261	—	—
Cost of shares redeemed	(26,768)	(73,777)	—	—
Change in net assets from Class C capital transactions	$(7,523)	$(62,121)	$—	$—
Select Class
Proceeds from shares issued	$57,408	$85,608	$350,357	$9,382
Dividends and distributions reinvested	1,421	2,439	7,257	3,592
Cost of shares redeemed	(74,888)	(216,541)	(27,094)	(16,596)
Change in net assets from Select Class capital transactions	$(16,059)	$(128,494)	$330,520	$(3,622)
Ultra
Proceeds from shares issued	$1	$14,670	$395,291	$102,682
Dividends and distributions reinvested	—	7,190	65,387	40,657
Cost of shares redeemed	(33,382)	(409,139)	(178,510)	(62,374)
Redemptions in-kind (See Note 10)	(107,423)	—	—	—
Change in net assets from Ultra capital transactions	$(140,804)	$(387,279)	$282,168	$80,965

Total change in net assets from capital transactions	$(154,849)	$(627,569)	$696,596	$76,404

SEE NOTES TO FINANCIAL STATEMENTS.

192   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	4,199	1,630	8,448	389
Reinvested	153	264	190	74
Redeemed	(2,722)	(6,385)	(1,109)	(551)
Change in Class A Shares	1,630	(4,491)	7,529	(88)
Class B
Issued	18	46	—	—
Reinvested	9	45	—	—
Redeemed	(648)	(1,295)	—	—
Change in Class B Shares	(621)	(1,204)	—	—
Class C
Issued	2,134	974	—	—
Reinvested	168	383	—	—
Redeemed	(3,285)	(8,626)	—	—
Change in Class C Shares	(983)	(7,269)	—	—
Select Class
Issued	6,797	9,853	31,853	892
Reinvested	170	285	671	348
Redeemed	(9,328)	(25,022)	(2,490)	(1,596)
Change in Select Class Shares	(2,361)	(14,884)	30,034	(356)
Ultra
Issued	— (a)	1,646	36,477	9,832
Reinvested	—	823	6,082	3,935
Redeemed	(4,123)	(46,429)	(16,626)	(6,023)
Redemptions in-kind (See Note 10)	(13,361)	—	—	—
Change in Ultra Shares	(17,484)	(43,960)	25,933	7,744

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   193

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$259,152	$64,808	$1,024	$1,537
Dividends and distributions reinvested	3,608	2,005	166	533
Cost of shares redeemed	(102,680)	(31,271)	(464)	(16,779)
Change in net assets from Class A capital transactions	$160,080	$35,542	$726	$(14,709)
Class B
Proceeds from shares issued	$1,719	$1,702	$—	$—
Dividends and distributions reinvested	67	215	—	—
Cost of shares redeemed	(5,118)	(6,392)	—	—
Change in net assets from Class B capital transactions	$(3,332)	$(4,475)	$—	$—
Class C
Proceeds from shares issued	$422,727	$8,205	$—	$—
Dividends and distributions reinvested	2,864	514	—	—
Cost of shares redeemed	(106,662)	(4,874)	—	—
Change in net assets from Class C capital transactions	$318,929	$3,845	$—	$—
Class M
Proceeds from shares issued	$—	$—	$— (a)	$9
Dividends and distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(21,165)	(17,482)
Change in net assets from Class M capital transactions	$—	$—	$(21,165)	$(17,473)
Select Class
Proceeds from shares issued	$4,655,265	$1,484,860	$132	$211
Dividends and distributions reinvested	7,101	4,831	20	73
Cost of shares redeemed	(1,604,106)	(686,010)	(3,431)	(72,998)
Change in net assets from Select Class capital transactions	$3,058,260	$803,681	$(3,279)	$(72,714)
Ultra
Proceeds from shares issued	$2,500,432	$144,254	$—	$—
Dividends and distributions reinvested	8,224	4,582	—	—
Cost of shares redeemed	(812,904)	(141,042)	—	—
Change in net assets from Ultra capital transactions	$1,695,752	$7,794	$—	$—

Total change in net assets from capital transactions	$5,229,689	$846,387	$(23,718)	$(104,896)

SEE NOTES TO FINANCIAL STATEMENTS.

194   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	23,999	6,097	117	164
Reinvested	334	189	20	58
Redeemed	(9,483)	(2,951)	(54)	(1,830)
Change in Class A Shares	14,850	3,335	83	(1,608)
Class B
Issued	158	160	—	—
Reinvested	6	20	—	—
Redeemed	(473)	(598)	—	—
Change in Class B Shares	(309)	(418)	—	—
Class C
Issued	38,823	767	—	—
Reinvested	262	48	—	—
Redeemed	(9,760)	(457)	—	—
Change in Class C Shares	29,325	358	—	—
Class M
Issued	—	—	— (a)	— (a)
Reinvested	—	—	—	— (a)
Redeemed	—	—	(2,404)	(1,910)
Change in Class M Shares	—	—	(2,404)	(1,910)
Select Class
Issued	428,823	139,320	15	23
Reinvested	655	455	2	8
Redeemed	(147,579)	(64,807)	(390)	(7,969)
Change in Select Class Shares	281,899	74,968	(373)	(7,938)
Ultra
Issued	230,589	13,506	—	—
Reinvested	757	432	—	—
Redeemed	(74,562)	(13,242)	—	—
Change in Ultra Shares	156,784	696	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   195

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Treasury & Agency Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,462	$97,141
Dividends and distributions reinvested	4,305	1,167
Cost of shares redeemed	(60,690)	(62,526)
Change in net assets from Class A capital transactions	$(12,923)	$35,782
Class B
Proceeds from shares issued	302	1,715
Dividends and distributions reinvested	80	58
Cost of shares redeemed	(2,305)	(4,962)
Change in net assets from Class B capital transactions	$(1,923)	$(3,189)
Select Class
Proceeds from shares issued	234,806	681,878
Dividends and distributions reinvested	3,420	2,412
Cost of shares redeemed	(354,586)	(771,997)
Change in net assets from Select Class capital transactions	$(116,360)	$(87,707)

Total change in net assets from capital transactions	$(131,206)	$(55,114)

SHARE TRANSACTIONS:
Class A
Issued	4,267	9,674
Reinvested	429	117
Redeemed	(5,965)	(6,216)
Change in Class A Shares	(1,269)	3,575
Class B
Issued	30	171
Reinvested	8	6
Redeemed	(226)	(496)
Change in Class B Shares	(188)	(319)
Select Class
Issued	23,154	68,605
Reinvested	341	242
Redeemed	(34,885)	(76,348)
Change in Select Class Shares	(11,390)	(7,501)

SEE NOTES TO FINANCIAL STATEMENTS.

196   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   197

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Fund
Class A
Year Ended February 28, 2010	$10.59	$0.55	(e)	$0.64 (f)	$1.19	$(0.55)	$11.23
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)	10.59
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)	11.04
Year Ended February 28, 2007	10.57	0.46	(e)	0.10	0.56	(0.46)	10.67
July 1, 2005 through February 28, 2006 (h)	10.91	0.34		(0.35)	(0.01)	(0.33)	10.57
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	10.91

Class B
Year Ended February 28, 2010	10.58	0.48	(e)	0.63 (f)	1.11	(0.47)	11.22
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)	10.58
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)	11.03
Year Ended February 28, 2007	10.56	0.39	(e)	0.10	0.49	(0.39)	10.66
July 1, 2005 through February 28, 2006 (h)	10.90	0.27		(0.33)	(0.06)	(0.28)	10.56
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	10.90

Class C
Year Ended February 28, 2010	10.65	0.46	(e)	0.65 (f)	1.11	(0.48)	11.28
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)	10.65
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)	11.09
Year Ended February 28, 2007	10.62	0.39	(e)	0.11	0.50	(0.39)	10.73
July 1, 2005 through February 28, 2006 (h)	10.96	0.28		(0.34)	(0.06)	(0.28)	10.62
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	10.96

Class R2
Year Ended February 28, 2010	10.59	0.49	(e)	0.67 (f)	1.16	(0.53)	11.22
November 3, 2008 (i) through February 28, 2009	10.26	0.17	(e)	0.34	0.51	(0.18)	10.59

Class R5(j)
Year Ended February 28, 2010	10.58	0.58	(e)	0.63 (f)	1.21	(0.58)	11.21
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)	0.13	(0.57)	10.58
Year Ended February 29, 2008	10.66	0.52	(e)	0.35	0.87	(0.51)	11.02
May 15, 2006 (i) through February 28, 2007	10.35	0.39	(e)	0.33	0.72	(0.41)	10.66

Select Class
Year Ended February 28, 2010	10.58	0.56	(e)	0.64 (f)	1.20	(0.56)	11.22
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)	10.58
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)	11.03
Year Ended February 28, 2007	10.56	0.47	(e)	0.11	0.58	(0.47)	10.67
July 1, 2005 through February 28, 2006 (h)	10.90	0.33		(0.33)	—	(0.34)	10.56
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	10.90

Ultra
Year Ended February 28, 2010	10.59	0.59	(e)	0.63 (f)	1.22	(0.59)	11.22
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)	0.13	(0.57)	10.59
Year Ended February 29, 2008	10.67	0.52	(e)	0.36	0.88	(0.52)	11.03
Year Ended February 28, 2007	10.56	0.50	(e)	0.10	0.60	(0.49)	10.67
July 1, 2005 through February 28, 2006 (h)	10.90	0.35		(0.34)	0.01	(0.35)	10.56
February 22, 2005 (i) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	10.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return (See Note 3).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

198   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

11.45	%(f)	$3,154,129	0.73%	4.94%	0.97%	18%
0.87		1,322,130	0.75	5.12	0.98	18
8.21	(g)	780,006	0.75	4.51	0.99	14
5.42		560,556	0.75	4.36	0.94	8
(0.11)		394,309	0.75	4.54	0.97	13
6.23		373,401	0.82	4.52	1.09	16

10.71	(f)	118,596	1.38	4.37	1.47	18
0.21		80,648	1.40	4.42	1.48	18
7.49	(g)	78,048	1.40	3.86	1.49	14
4.75		74,963	1.40	3.72	1.44	8
(0.55)		85,667	1.40	3.89	1.47	13
5.57		94,897	1.47	3.87	1.68	16

10.65	(f)	2,326,774	1.38	4.12	1.47	18
0.33		250,444	1.40	4.46	1.48	18
7.38	(g)	133,975	1.40	3.86	1.49	14
4.83		65,579	1.40	3.72	1.44	8
(0.55)		57,530	1.40	3.89	1.47	13
5.53		64,238	1.47	3.87	1.70	16

11.16	(f)	14,608	0.98	4.41	1.22	18
5.00		63	1.00	4.96	1.25	18

11.69	(f)	470,155	0.43	5.26	0.53	18
1.26		259,552	0.45	5.43	0.53	18
8.41	(g)	177,019	0.45	4.82	0.54	14
7.03		55,785	0.45	4.64	0.50	8

11.61	(f)	7,029,375	0.57	5.08	0.72	18
1.03		2,699,976	0.60	5.21	0.73	18
8.25	(g)	2,456,097	0.60	4.66	0.73	14
5.69		2,128,674	0.60	4.52	0.69	8
(0.02)		2,742,810	0.60	4.69	0.72	13
6.36		2,754,702	0.60	4.72	0.79	16

11.72	(f)	1,144,420	0.39	5.36	0.47	18
1.30		754,336	0.40	5.41	0.48	18
8.48	(g)	782,067	0.40	4.86	0.48	14
5.88		711,527	0.40	4.72	0.44	8
0.12		703,229	0.40	4.89	0.47	13
2.44		649,060	0.40	5.00	0.43	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   199

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Plus Bond Fund
Class A
Year Ended February 28, 2010	$7.03	$0.43	(e)	$0.82 (f)	$1.25	$(0.43)	$7.85
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)	7.03
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	7.85
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.24		(0.22)	0.02	(0.24)	7.73
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	7.95

Class B
Year Ended February 28, 2010	7.06	0.38	(e)	0.83 (f)	1.21	(0.38)	7.89
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)	7.06
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (h)	7.98	0.22		(0.22)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	7.98

Class C
Year Ended February 28, 2010	7.05	0.38	(e)	0.84 (f)	1.22	(0.39)	7.88
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)	7.05
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (h)	7.98	0.21		(0.21)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	7.98

Class R2
Year Ended February 28, 2010	7.03	0.40	(e)	0.82 (f)	1.22	(0.40)	7.85
November 3, 2008 (i) through February 28, 2009	6.90	0.13	(e)	0.12	0.25	(0.12)	7.03

Institutional Class
June 19, 2009 (i) through February 28, 2010	7.38	0.31	(e)	0.48 (f)	0.79	(0.32)	7.85

Select Class
Year Ended February 28, 2010	7.02	0.44	(e)	0.83 (f)	1.27	(0.44)	7.85
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)	7.02
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	7.85
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.25		(0.22)	0.03	(0.25)	7.73
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	7.95

Ultra
Year Ended February 28, 2010	7.02	0.45	(e)	0.84 (f)	1.29	(0.46)	7.85
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)	(0.38)	(0.45)	7.02
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	7.85
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.27		(0.22)	0.05	(0.27)	7.73
February 22, 2005 (i) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	7.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) per share for Ultra Class would have been $0.83, and the total return would have been 18.61%. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class A, Class B, Class C, Class R2, Institutional Class or Select Class (See Note 3).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

200   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

18.14	%(f)	$168,775	0.77%	5.59%	0.97%	26%
(5.32)		50,659	0.92	5.51	0.99	17
5.81	(g)	52,808	0.92	4.81	0.97	31
5.49		45,383	0.91	4.64	0.96	26
0.31		50,622	0.90	4.65	0.94	15
6.47		56,320	0.90	4.54	1.09	20

17.49	(f)	7,674	1.40	5.00	1.48	26
(5.93)		4,295	1.45	4.93	1.49	17
5.26	(g)	6,665	1.45	4.28	1.47	31
4.91		5,464	1.45	4.09	1.46	26
0.05		6,950	1.44	4.10	1.44	15
5.74		9,424	1.51	3.92	1.70	20

17.58 (f)		152,695	1.39	4.90	1.46	26
(5.99)		16,495	1.45	5.08	1.50	17
5.27	(g)	5,737	1.45	4.27	1.47	31
4.90		3,512	1.45	4.11	1.46	26
0.05		3,119	1.44	4.10	1.44	15
5.74		3,492	1.50	3.94	1.69	20

17.71	(f)	210	1.14	5.21	1.22	26
3.68		52	1.17	5.83	1.29	17

10.89	(f)	46,561	0.48	5.73	0.56	26

18.46	(f)	937,874	0.65	5.81	0.73	26
(5.21)		662,140	0.67	5.73	0.74	17
6.11	(g)	925,240	0.67	5.05	0.72	31
5.74		875,275	0.66	4.89	0.71	26
0.46		1,216,897	0.65	4.90	0.69	15
6.73		1,252,911	0.65	4.79	0.77	20

18.76	(f)	18,465	0.40	5.94	0.48	26
(4.98)		15,642	0.45	5.95	0.49	17
6.31	(g)	17,985	0.45	5.26	0.47	31
5.97		12,094	0.45	5.10	0.46	26
0.62		12,738	0.44	5.10	0.44	15
2.35		13,894	0.43	5.27	0.43	20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   201

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Fund
Class A
Year Ended February 28, 2010	$10.56	$0.42	$0.14	$0.56	$(0.42)	$10.70
Year Ended February 28, 2009	10.55	0.42	0.01	0.43	(0.42)	10.56
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)	10.55
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)	10.15
July 1, 2005 through February 28, 2006 (f)	10.48	0.30	(0.33)	(0.03)	(0.30)	10.15
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	10.48

Class B
Year Ended February 28, 2010	10.55	0.34	0.14	0.48	(0.34)	10.69
Year Ended February 28, 2009	10.54	0.35	0.01	0.36	(0.35)	10.55
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)	10.54
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)	10.14
July 1, 2005 through February 28, 2006 (f)	10.47	0.25	(0.33)	(0.08)	(0.25)	10.14
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	10.47

Class C
Year Ended February 28, 2010	10.53	0.35	0.13	0.48	(0.35)	10.66
Year Ended February 28, 2009	10.53	0.34	0.01	0.35	(0.35)	10.53
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)	10.53
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)	10.13
July 1, 2005 through February 28, 2006 (f)	10.46	0.25	(0.33)	(0.08)	(0.25)	10.13
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	10.46

Class R2
Year Ended February 28, 2010	10.56	0.41	0.12	0.53	(0.40)	10.69
November 3, 2008 (g) through February 28, 2009	10.07	0.09	0.51	0.60	(0.11)	10.56

Select Class
Year Ended February 28, 2010	10.56	0.45	0.13	0.58	(0.45)	10.69
Year Ended February 28, 2009	10.55	0.46	— (h)	0.46	(0.45)	10.56
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)	10.55
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)	10.15
July 1, 2005 through February 28, 2006 (f)	10.47	0.31	(0.33)	(0.02)	(0.31)	10.14
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	10.47

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

202   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

5.42%	$453,605	0.74%	3.96%	1.03%	12%
4.27	372,703	0.75	4.04	1.02	13
8.98 (e)	220,780	0.75	4.70	0.98	2
4.65	157,598	0.75	4.51	0.98	24
(0.30)	146,294	0.75	4.37	0.97	6
7.89	140,496	0.79	4.43	1.02	10

4.64	34,957	1.47	3.26	1.53	12
3.50	48,296	1.48	3.34	1.52	13
8.20 (e)	43,513	1.46	4.02	1.48	2
3.93	52,182	1.46	3.82	1.48	24
(0.78)	78,500	1.45	3.67	1.47	6
7.07	95,143	1.47	3.76	1.62	10

4.58	185,498	1.47	3.23	1.53	12
3.46	136,707	1.48	3.24	1.52	13
8.25 (e)	46,407	1.46	3.99	1.48	2
3.94	22,250	1.46	3.81	1.48	24
(0.77)	23,863	1.45	3.67	1.47	6
7.09	24,922	1.48	3.75	1.64	10

5.09	3,151	0.99	3.62	1.27	12
5.97	164	1.00	2.59	1.30	13

5.59	714,113	0.47	4.23	0.78	12
4.54	605,421	0.48	4.38	0.77	13
9.26 (e)	616,581	0.48	5.01	0.73	2
4.99	891,369	0.50	4.74	0.73	24
(0.16)	805,018	0.54	4.58	0.72	6
8.15	824,646	0.56	4.67	0.71	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   203

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 28, 2010	$5.79	$0.58	$1.94 (e)	$2.52	$(0.59)	$—	$(0.59)	$—	(f)
Year Ended February 28, 2009	7.59	0.52	(1.78)	(1.26)	(0.54)	—	(0.54)	—	(f)
Year Ended February 29, 2008	8.60	0.62	(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(f)
Year Ended February 28, 2007	8.23	0.61	0.40	1.01	(0.62)	(0.02)	(0.64)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(f)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(f)

Class B
Year Ended February 28, 2010	5.81	0.55	1.91 (e)	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.60	0.51	(1.80)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.58	(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(f)
Year Ended February 28, 2007	8.23	0.57	0.40	0.97	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(f)

Class C
Year Ended February 28, 2010	5.80	0.53	1.93 (e)	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.59	0.50	(1.79)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.57	(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(f)
Year Ended February 28, 2007	8.24	0.57	0.39	0.96	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—	(f)

Class R2
Year Ended February 28, 2010	5.79	0.55	1.94 (e)	2.49	(0.57)	—	(0.57)	—	(f)
November 3, 2008 (i) through February 28, 2009	5.96	0.16	(0.17)	(0.01)	(0.16)	—	(0.16)	—	(f)

Class R5 (j)
Year Ended February 28, 2010	5.81	0.61	1.93 (e)	2.54	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.61	0.55	(1.79)	(1.24)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.63	0.66	(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)
May 15, 2006 (i) through February 28, 2007	8.31	0.52	0.35	0.87	(0.53)	(0.02)	(0.55)	—	(f)

Select Class
Year Ended February 28, 2010	5.81	0.60	1.93 (e)	2.53	(0.60)	—	(0.60)	—	(f)
Year Ended February 28, 2009	7.60	0.56	(1.79)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.62	0.63	(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)
Year Ended February 28, 2007	8.24	0.64	0.40	1.04	(0.64)	(0.02)	(0.66)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(f)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(f)

Ultra
Year Ended February 28, 2010	5.81	0.61	1.92 (e)	2.53	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.60	0.57	(1.80)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.61	0.65	(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(f)
Year Ended February 28, 2007	8.24	0.65	0.39	1.04	(0.65)	(0.02)	(0.67)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.30	0.45	(0.08)	0.37	(0.43)	—	(0.43)	—	(f)
February 22, 2005 (i) through June 30, 2005	8.59	0.23	(0.24)	(0.01)	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Advisor reimbursed the Fund for losses incurred from operational errors. Without these payments, the net realized and unrealized gains (losses) per share for Class A would have been $1.93, and the total return would have been 44.53%. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class B, Class C, Class R2, Class R5, Select Class or Ultra Class (See Note 3).

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

204   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.72	44.71	%(e)	$580,690	1.14%	8.40%	1.32%	45%
5.79	(17.28)		184,739	1.15	8.10	1.31	18
7.59	(3.87	)(g)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68

7.73	43.46 (e)		22,430	1.79	7.80	1.82	45
5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	)(g)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68

7.72	43.58 (e)		158,503	1.79	7.75	1.83	45
5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	)(g)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68

7.71	44.25 (e)		1,004	1.39	8.10	1.60	45
5.79	(0.05)		50	1.40	8.84	1.59	18

7.74	44.95 (e)		148,162	0.84	8.71	0.87	45
5.81	(16.99)		53,497	0.85	8.55	0.87	18
7.61	(3.71	)(g)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

7.74	44.86 (e)		4,567,712	0.89	8.67	1.08	45
5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	)(g)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68

7.73	44.84 (e)		359,553	0.79	8.76	0.83	45
5.81	(16.84)		91,880	0.80	8.44	0.81	18
7.60	(3.58	)(g)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   205

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Limited Duration Bond Fund
Class A
Year Ended February 28, 2010	$7.80	$0.24	(e)	$1.11 (f)	$1.35	$(0.25)	$8.90
Year Ended February 28, 2009	9.31	0.36	(e)	(1.50)	(1.14)	(0.37)	7.80
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	9.31
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.26		(0.08)	0.18	(0.27)	9.74
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	9.83

Class B
Year Ended February 28, 2010	7.74	0.21	(e)	1.09 (f)	1.30	(0.21)	8.83
Year Ended February 28, 2009	9.24	0.31	(e)	(1.49)	(1.18)	(0.32)	7.74
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	9.24
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	9.70
July 1, 2005 through February 28, 2006 (h)	9.76	0.22		(0.08)	0.14	(0.23)	9.67
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	9.76

Class C
Year Ended February 28, 2010	7.72	0.20	(e)	1.11 (f)	1.31	(0.21)	8.82
Year Ended February 28, 2009	9.23	0.31	(e)	(1.50)	(1.19)	(0.32)	7.72
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (h)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75

Select Class
Year Ended February 28, 2010	7.80	0.26	(e)	1.11 (f)	1.37	(0.27)	8.90
Year Ended February 28, 2009	9.31	0.38	(e)	(1.50)	(1.12)	(0.39)	7.80
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	9.31
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.27		(0.08)	0.19	(0.28)	9.74
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	9.83

Ultra
Year Ended February 28, 2010	7.80	0.31	(e)	1.09 (f)	1.40	(0.29)	8.91
Year Ended February 28, 2009	9.32	0.40	(e)	(1.51)	(1.11)	(0.41)	7.80
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	9.32
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.27		(0.06)	0.21	(0.29)	9.75
February 22, 2005 (i) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	9.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return (See Note 3).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

206   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

17.61	%(f)	$74,529	0.67%	2.88%	0.98%	23%
(12.52)		52,560	0.70	4.12	0.95	—
(0.06	)(g)	104,590	0.70	4.70	0.91	15
5.03		121,385	0.70	4.53	0.91	26
1.81		219,258	0.70	3.81	0.91	9
2.36		281,966	0.70	2.67	1.05	26

17.01	(f)	1,845	1.17	2.58	1.49	23
(12.97)		6,423	1.20	3.62	1.44	—
(0.56	)(g)	18,797	1.20	4.20	1.41	15
4.54		32,930	1.20	4.04	1.41	26
1.46		48,750	1.20	3.31	1.41	9
1.87		62,135	1.20	2.18	1.65	26

17.22	(f)	65,806	1.17	2.41	1.48	23
(13.09)		65,241	1.20	3.63	1.44	—
(0.47	)(g)	145,000	1.20	4.20	1.41	15
4.45		242,277	1.20	4.04	1.41	26
1.46		338,830	1.20	3.31	1.41	9
1.88		438,955	1.20	2.17	1.66	26

17.91	(f)	183,481	0.42	3.14	0.73	23
(12.27)		179,116	0.45	4.37	0.70	—
0.18	(g)	352,600	0.45	4.95	0.66	15
5.29		565,561	0.45	4.79	0.66	26
1.96		668,770	0.45	4.07	0.66	9
2.71		764,427	0.45	2.91	0.74	26

18.26	(f)	1,253	0.23	3.92	0.51	23
(12.21)		137,474	0.25	4.56	0.44	—
0.51	(g)	573,714	0.25	5.15	0.41	15
5.37		648,283	0.25	5.01	0.41	26
2.20		474,681	0.25	4.30	0.41	9
1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   207

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2010	$10.42	$0.73	$0.82	$1.55	$(0.75)	$11.22
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)	10.42
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)	10.97
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)	10.65
July 1, 2005 through February 28, 2006 (f)	10.83	0.33	(0.29)	0.04	(0.33)	10.54
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	10.83

Select Class
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)	11.01
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)	10.23
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)	10.79
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.34	(0.29)	0.05	(0.34)	10.38
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	10.67

Ultra
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)	11.01
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)	10.23
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)	10.79
Year Ended February 28, 2007	10.38	0.50	0.10	0.60	(0.50)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.35	(0.29)	0.06	(0.35)	10.38
February 22, 2005 (g) through June 30, 2005	10.66	0.21	0.03	0.24	(0.23)	10.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

208   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

15.26%	$101,955	0.64%	6.58%	0.99%	21%
0.41	16,189	0.65	5.69	0.99	15
7.88 (e)	18,011	0.65	4.70	0.98	16
5.60	14,063	0.65	4.46	0.98	18
0.35	13,826	0.65	4.68	0.97	16
5.40	15,077	0.65	4.50	0.92	25

15.64	425,701	0.39	6.87	0.74	21
0.58	88,231	0.40	5.93	0.74	15
8.18 (e)	96,870	0.40	4.94	0.73	16
5.83	111,656	0.40	4.71	0.73	18
0.54	103,491	0.40	4.92	0.72	16
5.70	123,104	0.40	4.54	0.55	25

15.79	1,271,776	0.24	7.35	0.49	21
0.74	916,201	0.25	6.12	0.50	15
8.33 (e)	882,626	0.25	5.09	0.48	16
5.97	829,330	0.25	4.83	0.48	18
0.62	1,177,895	0.25	5.08	0.47	16
2.30	1,135,323	0.25	5.19	0.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   209

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Class A
Year Ended February 28, 2010	$10.61	$0.26	(e)	$0.29	$0.55	$(0.26)	$10.90
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	10.61
Year Ended February 29, 2008	10.52	0.44	(e)	0.26	0.70	(0.42)	10.80
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)	10.52
July 1, 2005 through February 28, 2006 (g)	10.51	0.21		(0.08)	0.13	(0.21)	10.43
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	10.51

Class B
Year Ended February 28, 2010	10.70	0.22	(e)	0.28	0.50	(0.20)	11.00
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	10.70
Year Ended February 29, 2008	10.60	0.39	(e)	0.26	0.65	(0.37)	10.88
Year Ended February 28, 2007	10.50	0.33	(e)	0.11	0.44	(0.34)	10.60
July 1, 2005 through February 28, 2006 (g)	10.59	0.17		(0.09)	0.08	(0.17)	10.50
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	10.59

Class C
Year Ended February 28, 2010	10.68	0.20	(e)	0.30	0.50	(0.21)	10.97
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	10.68
Year Ended February 29, 2008	10.59	0.39	(e)	0.26	0.65	(0.37)	10.87
Year Ended February 28, 2007	10.49	0.33	(e)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (g)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58

Select Class
Year Ended February 28, 2010	10.62	0.29	(e)	0.30	0.59	(0.29)	10.92
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	10.62
Year Ended February 29, 2008	10.53	0.46	(e)	0.26	0.72	(0.45)	10.80
Year Ended February 28, 2007	10.44	0.41	(e)	0.10	0.51	(0.42)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.23		(0.08)	0.15	(0.23)	10.44
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	10.52

Ultra
Year Ended February 28, 2010	10.62	0.31	(e)	0.30	0.61	(0.31)	10.92
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	10.62
Year Ended February 29, 2008	10.53	0.49	(e)	0.27	0.76	(0.48)	10.81
Year Ended February 28, 2007	10.44	0.44	(e)	0.10	0.54	(0.45)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.24		(0.07)	0.17	(0.25)	10.44
February 22, 2005 (h) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	10.52

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

210   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

5.23%		$255,356	0.79%	2.43%	0.88%	31%
1.79		90,891	0.80	3.55	0.89	51
6.84	(f)	56,496	0.80	4.14	0.91	40
4.75		94,199	0.80	3.69	0.91	44
1.22		93,187	0.80	2.97	0.91	22
1.72		97,744	0.80	2.64	1.10	27

4.71		3,458	1.29	2.05	1.38	31
1.32		6,668	1.30	3.09	1.39	51
6.23	(f)	11,328	1.30	3.65	1.41	40
4.27		17,787	1.30	3.17	1.41	44
0.79		22,899	1.30	2.46	1.41	22
1.31		29,369	1.30	2.13	1.71	27

4.76		344,957	1.29	1.83	1.38	31
1.27		22,625	1.30	3.06	1.39	51
6.26	(f)	19,135	1.30	3.64	1.41	40
4.26		20,777	1.30	3.15	1.41	44
0.79		38,266	1.30	2.46	1.41	22
1.30		56,296	1.30	2.12	1.71	27

5.57		5,163,875	0.54	2.67	0.63	31
2.12		2,029,713	0.55	3.80	0.64	51
7.03	(f)	1,255,422	0.55	4.31	0.64	40
4.99		277,452	0.55	3.89	0.66	44
1.39		497,708	0.55	3.21	0.66	22
1.94		559,775	0.55	2.85	0.79	27

5.81		2,043,695	0.29	2.87	0.38	31
2.27		322,907	0.30	4.07	0.39	51
7.39	(f)	321,055	0.30	4.64	0.41	40
5.24		299,838	0.30	4.18	0.41	44
1.60		371,212	0.30	3.47	0.41	22
1.05		392,444	0.30	3.45	0.44	27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   211

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Term Bond Fund II
Class A
Year Ended February 28, 2010	$8.76	$0.20	(e)	$0.11 (f)	$0.31	$(0.22)	$8.85
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)	8.76
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	9.66
September 1, 2006 through February 28, 2007 (g)	9.84	0.22	(e)	0.02	0.24	(0.24)	9.84
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	9.84
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	10.02

Class M
Year Ended February 28, 2010	8.76	0.18	(e)	0.11 (f)	0.29	(0.20)	8.85
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)	8.76
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	9.66
September 1, 2006 through February 28, 2007 (g)	9.84	0.21	(e)	0.02	0.23	(0.22)	9.85
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	9.84
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	10.02

Select Class
Year Ended February 28, 2010	8.77	0.22	(e)	0.12 (f)	0.34	(0.24)	8.87
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)	8.77
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	9.68
September 1, 2006 through February 28, 2007 (g)	9.86	0.23	(e)	0.02	0.25	(0.25)	9.86
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	9.86
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	10.03

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return (See Note 3).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

212   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

3.61	%(f)	$7,263	0.74%	2.26%	1.05%	48%
(5.93)		6,456	0.75	3.61	1.09	91
2.78		22,655	0.75	4.51	1.01	338
2.42		24,652	0.75	4.53	0.98	246
2.56		32,557	0.75	4.46	0.95	479
1.09		41,311	0.75	2.94	1.00	201

3.36	(f)	93,816	0.99	2.01	1.16	48
(6.15)		113,828	1.00	3.19	1.19	91
2.42		144,078	1.00	4.26	1.11	338
2.39		175,836	1.00	4.29	1.08	246
2.30		209,284	1.00	4.19	1.05	479
0.83		371,756	1.00	2.67	1.03	201

3.98	(f)	2,366	0.49	2.51	0.84	48
(5.76)		5,611	0.50	3.92	0.83	91
3.02		83,064	0.50	4.76	0.75	338
2.54		151,633	0.50	4.75	0.72	246
2.91		375,097	0.50	4.71	0.70	479
1.35		432,056	0.50	3.21	0.68	201

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   213

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2010	$10.17	$0.22	(e)	$0.12	$0.34	$(0.22)	$(0.33)	$(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (g)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)

Class B
Year Ended February 28, 2010	10.15	0.18	(e)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (g)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)

Select Class
Year Ended February 28, 2010	10.16	0.24	(e)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (g)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

214   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.96	3.39%		$99,593	0.69%	2.12%	0.97%	51%
10.17	3.18		114,609	0.70	0.99	0.94	154
10.04	7.71	(f)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10
9.75	0.71		77,632	0.70	4.83	1.03	20
10.00	2.22		82,360	0.67	4.05	0.99	22

9.94	2.86		1,588	1.19	1.75	1.47	51
10.15	2.64		3,538	1.20	1.07	1.43	154
10.03	7.17	(f)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10
9.74	0.39		16,720	1.20	4.34	1.53	20
9.99	1.70		23,012	1.17	3.45	1.60	22

9.95	3.63		427,880	0.44	2.40	0.72	51
10.16	3.52		552,538	0.45	1.54	0.69	154
10.02	8.01	(f)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10
9.74	0.87		48,965	0.45	5.07	0.79	20
9.99	2.48		45,461	0.42	4.30	0.67	22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   215

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM II and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Institutional Class, Select Class and Ultra	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II	Diversified
Short Term Bond Fund II	Class A, Class M, Select Class	MFG	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

Effective August 31, 2009, the Ultra Short Duration Bond Fund was renamed Limited Duration Bond Fund with the approval of the Board of Trustees.

Effective September 14, 2009, the High Yield Bond Fund was renamed High Yield Fund with the approval of the Board of Trustees.

Class R2 Shares commenced operations on November 3, 2008 for Core Bond Fund, Core Plus Bond Fund, Government Bond Fund and High Yield Fund.

Institutional Class Shares commenced operations on June 19, 2009 for Core Plus Bond Fund.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R5, Class R2, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

216   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Utilities	$1	$—	$—	$1
Total Common Stocks	1	—	—	1
Debt Securities
Asset-Backed Securities	—	350,738	2,449	353,187
Collateralized Mortgage Obligations	—	5,409,491	7,560	5,417,051
Commercial Mortgage-Backed Securities	—	192,976	—	192,976
Corporate Bonds
Consumer Discretionary	—	89,315	—	89,315
Consumer Staples	—	79,031	—	79,031
Energy	—	97,700	—	97,700
Financials	—	936,236	—	936,236
Health Care	—	27,282	—	27,282
Industrials	—	60,070	—	60,070
Information Technology	—	51,083	—	51,083
Materials	—	32,164	—	32,164
Telecommunication Services	—	144,358	—	144,358
Utilities	—	166,006	—	166,006
Total Corporate Bonds	—	1,683,245	—	1,683,245
Foreign Government Securities	—	32,437	—	32,437
Mortgage Pass-Through Securities	—	2,011,716	—	2,011,716
Municipal Bonds	—	4,593	—	4,593
Supranational	—	765	—	765
U.S. Government Agency Securities	—	87,577	—	87,577
U.S. Treasury Obligations	—	3,152,180	—	3,152,180
Short-Term Investments
Investment Companies	1,217,676	—	—	1,217,676
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	841	—	841
Corporate Notes	—	13,430	—	13,430
Investment Companies	304,663	—	—	304,663
Total Investments in Securities	$1,522,340	$12,939,989	$10,009	$14,472,338

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   217

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Core Plus Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$950	$—	$216	$1,166
Consumer Staples	303	—	20	323
Industrials	456	—	573	1,029
Information Technology	—	—	97	97
Materials	128	—	57	185
Telecommunication Services	209	—	—	209
Utilities	22	—	—	22
Total Common Stocks	2,068	—	963	3,031
Preferred Stocks
Consumer Discretionary	—	1,162	—	1,162
Consumer Staples	—	—	53	53
Financials	—	813	769	1,582
Total Preferred Stocks	—	1,975	822	2,797
Debt Securities
Asset-Backed Securities	—	21,408	5,019	26,427
Collateralized Mortgage Obligations	—	327,874	4,400	332,274
Commercial Mortgage-Backed Securities	—	30,137	—	30,137
Corporate Bonds
Consumer Discretionary	—	70,642	—	70,642
Consumer Staples	—	26,070	173	26,243
Energy	—	31,495	937	32,432
Financials	—	152,913	3,001	155,914
Health Care	—	18,200	—	18,200
Industrials	—	43,135	1,091	44,226
Information Technology	—	10,850	—	10,850
Materials	—	34,271	761	35,032
Telecommunication Services	—	29,383	—	29,383
Utilities	—	47,515	—	47,515
Total Corporate Bonds	—	464,474	5,963	470,437
Foreign Government Securities	—	10,840	—	10,840
Mortgage Pass-Through Securities	—	77,111	—	77,111
Municipal Bonds	—	1,652	—	1,652
Supranational	—	213	—	213
U.S. Government Agency Securities	—	13,855	—	13,855
U.S. Treasury Obligations	—	231,651	—	231,651
Loan Participations & Assignments
Consumer Discretionary	—	13,915	—	13,915
Consumer Staples	—	2,338	—	2,338
Energy	—	176	—	176
Financials	—	6,172	—	6,172
Industrials	—	3,057	1,961	5,018
Information Technology	—	1,522	852	2,374
Materials	—	5,004	1,335	6,339
Utilities	—	4,662	—	4,662
Total Loan Participations & Assignments	—	36,846	4,148	40,994

218   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Core Plus Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Industrials	$122	$—	$—	$122
Telecommunication Services	—	—	26	26
Total Warrants	122	—	26	148
Short-Term Investments
Investment Companies	86,930	—	—	86,930
Investments of Cash Collateral for Securities on Loan
Investment Companies	17,954	—	—	17,954
Total Investments in Securities	$107,074	$1,218,036	$21,341	$1,346,451
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2	$—	$2
Futures Contracts	7	—	—	7
Total Appreciation in Other Financial Instruments	$7	$2	$—	$9
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4)	$—	$(4)
Futures Contracts	(3)	—	—	(3)
Swaps	$—	$(76)	$—	$(76)
Total Depreciation in Other Financial Instruments	$(3)	$(80)	$—	$(83)

Government Bond Fund #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$114,616	$1,323,449	$—	$1,438,065

High Yield Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$13,639	$—	$3,208	$16,847
Consumer Staples	3,588	—	292	3,880
Industrials	3,160	—	5,510	8,670
Information Technology	3,210	—	628	3,838
Materials	2,959	—	745	3,704
Telecommunication Services	80	—	—	80
Utilities	86	—	—	86
Total Common Stocks	26,722	—	10,383	37,105
Preferred Stocks
Consumer Discretionary	—	—	233	233
Consumer Staples	—	—	769	769
Financials	—	15,399	4,308	19,707
Total Preferred Stocks	—	15,399	5,310	20,709

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   219

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

High Yield Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Asset-Backed Securities	$—	$—	$6,916	$6,916
Corporate Bonds
Consumer Discretionary	—	1,321,723	1,875	1,323,598
Consumer Staples	—	247,040	11,289	258,329
Energy	—	528,315	628	528,943
Financials	—	579,222	36,084	615,306
Health Care	—	274,353	4,752	279,105
Industrials	—	432,723	14,079	446,802
Information Technology	—	187,432	2,133	189,565
Materials	—	490,467	8,381	498,848
Telecommunication Services	—	402,596	—	402,596
Utilities	—	227,473	—	227,473
Total Corporate Bonds	—	4,691,344	79,221	4,770,565
Loan Participations & Assignments
Consumer Discretionary	—	333,428	—	333,428
Consumer Staples	—	49,335	—	49,335
Energy	—	5,025	2,857	7,882
Financials	—	110,975	1,766	112,741
Health Care	—	2,593	—	2,593
Industrials	—	40,600	5,243	45,843
Information Technology	—	65,290	7,215	72,505
Materials	—	124,857	10,676	135,533
Telecommunication Services	—	23,065	—	23,065
Utilities	—	67,263	—	67,263
Total Loan Participations & Assignments	—	822,431	27,757	850,188
Rights
Consumer Discretionary	—	—	—	—
Warrants
Industrials	203	940	—	1,143
Telecommunication Services	—	—	11	11
Total Warrants	203	940	11	1,154
Short-Term Investments
Investment Companies	311,461	—	—	311,461
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	1,550	—	1,550
Corporate Notes	—	12,939	—	12,939
Investment Companies	197,822	—	—	197,822
Total Investments in Securities	$536,208	$5,544,603	$129,598	$6,210,409

Limited Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$39,006	$1,087	$40,093
Collateralized Mortgage Obligations	—	157,339	—	157,339
Commercial Mortgage-Backed Securities	—	6,019	766	6,785
Corporate Bonds
Financials	—	204	1,223	1,427
Total Corporate Bonds	—	204	1,223	1,427
Mortgage Pass-Through Securities	—	61,567	173	61,740
Short-Term Investments
Investment Companies	81,717	—	—	81,717
Total Investments in Securities	$81,717	$264,135	$3,249	$349,101

220   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Mortgage-Backed Securities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$22,459	$317	$22,776
Collateralized Mortgage Obligations	—	1,161,095	2,401	1,163,496
Commercial Mortgage-Backed Securities	—	4,497	—	4,497
Mortgage Pass-Through Securities	—	297,829	—	297,829
U.S. Government Agency Securities	—	18,221	—	18,221
U.S. Treasury Obligations	—	126,741	—	126,741
Short-Term Investments
Investment Companies	163,263	—	—	163,263
Total Investments in Securities	$163,263	$1,630,842	$2,718	$1,796,823

Short Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$737,836	$—	$737,836
Collateralized Mortgage Obligations	—	884,051	—	884,051
Commercial Mortgage-Backed Securities	—	140,161	—	140,161
Corporate Bonds
Consumer Discretionary	—	27,820	—	27,820
Consumer Staples	—	42,387	—	42,387
Energy	—	25,248	—	25,248
Financials	—	580,885	—	580,885
Health Care	—	6,046	—	6,046
Industrials	—	39,002	—	39,002
Information Technology	—	38,729	—	38,729
Materials	—	23,149	—	23,149
Telecommunication Services	—	93,063	—	93,063
Utilities	—	72,138	—	72,138
Total Corporate Bonds	—	948,467	—	948,467
Foreign Government Securities	—	11,977	—	11,977
Mortgage Pass-Through Securities	—	778,763	—	778,763
U.S. Government Agency Securities	—	1,776,037	—	1,776,037
U.S. Treasury Obligations	—	2,092,895	—	2,092,895
Short-Term Investments
Investment Companies	399,391	—	—	399,391
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	421	—	421
Corporate Notes	—	7,263	—	7,263
Investment Companies	331,094	—	—	331,094
Total Investments in Securities	$730,485	$7,377,871	$—	$8,108,356

Short Term Bond Fund II #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$927	$102,164	$—	$103,091

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   221

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Treasury & Agency Fund #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$8,240	$514,431	$—	$522,671

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$87	$—	$648	$1	$(318)	$2,031	$2,449
Collateralized Mortgage Obligations	—	—	(1,850)	20	(475)	9,865	7,560
Total	$87	$—	$(1,202)	$21	$(793)	$11,896	$10,009

Core Plus Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$1,458	$—	$760	$12		$(746)	$3,535	$5,019
Collateralized Mortgage Obligations	—	—	1,021	2		(1,553)	4,930	4,400
Common Stocks — Consumer Discretionary	—	—	(225)	—		441	—	216
Common Stocks — Consumer Staples	—	—	(117)	—		137	—	20
Common Stocks — Industrials	—	—	313	—		260	—	573
Common Stocks — Information Technolgoy	—	—	(1,177)	—		1,274	—	97
Common Stocks — Materials	—	—	(118)	—		175	—	57
Corporate Bonds — Consumer Staples	—	—	—	—		173	—	173
Corporate Bonds — Energy	—	—	(19)	—	(a)	(415)	1,371	937
Corporate Bonds — Financials	—	5	304	4		2,505	183	3,001
Corporate Bonds — Industrials	—	(90)	2	36		(112)	1,255	1,091
Corporate Bonds — Materials	57	—	(248)	14		938	—	761
Loan Participations & Assignments — Industrials	—	—	468	16		1,130	347	1,961
Loan Participations & Assignments — Information Technology	—	—	161	4		(83)	770	852
Loan Participations & Assignments — Materials	—	—	396	61		(11)	889	1,335
Preferred Stocks — Consumer Staples	—	—	(266)	—		319	—	53
Preferred Stocks — Financials	—	—	30	—		739	—	769
Warrants — Telecommunication Services	9	—	17	—		—	—	26
Total	$1,524	$(85)	$1,302	$149		$5,171	$13,280	$21,341

(a)	Amount rounds to less than $1,000.

222   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

High Yield Fund	Balance as of 2/28/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$6,806		$—	$94	$36	$(92)	$72	$6,916
Common Stocks — Consumer Discretionary	—		—	(1,102)	—	4,310	—	3,208
Common Stocks — Consumer Staples	—		—	(1,669)	—	—	1,961	292
Common Stocks — Industrials	—		—	3,016	—	2,494	—	5,510
Common Stocks — Information Technology	—		—	(7,725)	—	8,353	—	628
Common Stocks — Materials	—		—	—	—	—	745	745
Corporate Bonds — Consumer Discretionary	496		—	523	7	(332)	1,181	1,875
Corporate Bonds — Consumer Staples	—		—	(9)	(7)	2,500	8,805	11,289
Corporate Bonds — Energy	2,549		566	446	(11)	(3,841)	919	628
Corporate Bonds — Financials	—		(158)	22,091	447	7,328	6,376	36,084
Corporate Bonds — Health Care	—		—	(1,149)	— (a)	1,192	4,709	4,752
Corporate Bonds — Industrials	4,001		(1,592)	2,211	240	(3,625)	12,844	14,079
Corporate Bonds — Information Technology	1,879		—	254	—	—	—	2,133
Corporate Bonds — Materials	745		—	1,410	171	5,919	136	8,381
Loan Participations & Assignments — Energy	—		(378)	671	—	(885)	3,449	2,857
Loan Participations & Assignments — Financials	—		—	1,973	(3)	(2,090)	1,886	1,766
Loan Participations & Assignments — Industrials	—		—	1,568	94	2,103	1,478	5,243
Loan Participations & Assignments — Information Technology	—		—	2,879	35	(136)	4,437	7,215
Loan Participations & Assignments — Materials	—		—	2,870	142	2,150	5,514	10,676
Preferred Stocks — Consumer Discretionary	233		—	— (a)	—	—	—	233
Preferred Stocks — Consumer Staples	—		—	(8,010)	—	8,779	—	769
Preferred Stocks — Financials	—		—	167	—	4,141	—	4,308
Rights — Consumer Discretionary	—		—	—	—	—	—	—	(b)
Warrants — Industrials	—	(a)	—	—	—	—	—	—	(b)
Warrants — Telecommunication Services	4		—	7	—	—	—	11
Total	$16,713		$(1,562)	$20,516	$1,151	$38,268	$54,512	$129,598

Limited Duration Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$3,038	$—	$(1,679)	$—	(a)	$(955)	$683	$1,087
Commercial Mortgage-Backed Securities	—	(28)	28	—		(1,238)	2,004	766
Corporate Bonds — Financials	—	—	445	—		—	778	1,223
Mortgage Pass-Through Securities	2,352	82	47	—	(a)	(2,657)	349	173
Total	$5,390	$54	$(1,159)	$—	(a)	$(4,850)	$3,814	$3,249

Mortgage Backed Securities Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$—	$—	$47	$—	(a)	$(68)	$338	$317
Collateralized Mortgage Obligations	—	—	(488)	6		(711)	3,594	2,401
Total	$—	$—	$(441)	$6		$(779)	$3,932	$2,718

(a)	Amount rounds to less than $1,000.

(b)	Security has zero value.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   223

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Bond Fund	$(1,202)
Core Plus Bond Fund	1,302
High Yield Fund	18,542
Limited Duration Bond Fund	(1,387)
Mortgage Backed Securities Fund	(441)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B.  Transactions with Affiliates — An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

Affiliate	Value at February 28, 2009	Purchase Cost		Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares/Principal Amount ($) at February 28, 2010	Value at February 28, 2010
Core Bond Fund
Bear Stearns Cos. LLC (The), 3.250%, 03/25/09*	$5,821	$—		$5,821	$—	$13	$—	$—
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14*	948	—		—	—	57	1,000	1,099
Bear Stearns Cos. LLC (The), 6.400%, 10/02/17*	2,600	—		2,888	250	90	—	—
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	1,193	249	˜		—	102	1,400	1,624
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%	294,661	4,728,784		4,405,880	—	2,532	617,565	617,565
JPMorgan Prime Money Market Fund, Capital Shares, 0.090%**	103,755	1,098,784		897,876	—	—	304,663	304,663
JPMorgan Prime Money Market Fund, Institutional Shares, 0.060%	—	600,111		—	—	111	600,111	600,111
	$408,978				$250	$2,905		$1,525,062
Core Plus Bond Fund
Bear Stearns Cos. LLC (The), 6.400%, 10/02/17*	$922	$—		$1,024	$88	$32	$—	$—
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	384	—		—	—	27	370	429
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%	6,740	504,881		424,691	—	157	86,930	86,930
JPMorgan Prime Money Market Fund, Capital Shares, 0.090%**	30,621	189,003		201,670	—	—	17,954	17,954
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060%	—	2,663		2,663	—	6	—	—
	$38,667				$88	$222		$105,313
Government Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000%	$62,436	$457,788		$405,608	$—	$129	114,616	$114,616
	$62,436				$—	$129		$114,616
High Yield Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%	$203,979	$2,307,991		$2,200,509	$—	$615	311,461	$311,461
JPMorgan Prime Money Market Fund, Capital Shares, 0.090%**	74,971	784,730		661,879	—	—	197,822	197,822
	$278,950				$—	$615		$509,283
Limited Duration Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%	$49,500	$257,986		$225,769	$—	$193	81,717	$81,717
	$49,500				$—	$193		$81,717

224   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Affiliate	Value at February 28, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares/Principal Amount ($) at February 28, 2010	Value at February 28, 2010
Mortgage Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080%	$27,005	$—	$—	$—	$141	163,263	$163,263
	$27,005			$—	$141		$163,263
Short Duration Bond Fund
Bear Stearns Cos. LLC (The), 4.500%, 10/28/10*	$992	$—	$1,024	$42	$10	$—	$—
Bear Stearns Cos. LLC (The), 4.550%, 06/23/10*	496	—	501	10	2	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000%	140,512	2,663,118	2,404,239	—	342	399,391	399,391
JPMorgan Prime Money Market Fund, Capital Shares, 0.090%**	174,619	2,162,306	2,005,831	—	—	331,094	331,094
	$316,619			$52	$354		$730,485
Short Term Bond Fund II
JPMorgan Prime Money Market Fund, Capital Shares, 0.090%**	$32,758	$18,498	$50,329	$—	$21	927	$927
	$32,758			$—	$21		$927
Treasury and Agency Fund
JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010%	$29,707	$331,922	$353,389	$—	$49	8,240	$8,240
	$29,707			$—	$49		$8,240

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described in note 2.H. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

˜	Security position increased due to reorganization (See Note 9).

C.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2010 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$9,501	0.07%
Core Plus Bond Fund	21,200	1.59
High Yield Fund	128,555	2.20
Limited Duration Bond Fund	1,223	0.37
Mortgage-Backed Securities Fund	2,718	0.15

D.  Derivatives — Certain Funds use instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest; to hedge portfolio investments or to generate income or gain to the Funds. The Funds may also use derivatives to manage duration; sector and yield curve exposures and credit and spread volatility. The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Notes D.(1). — D.(3). below describe the various derivatives types used by the Funds.

(1).  Futures — Certain Funds use treasury futures to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures to lengthen or shorten the duration of the overall investment portfolio.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   225

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Futures contracts provide for the delayed delivery of the underlying security at a fixed price or for a cash amount based on the change in the value of the underlying security at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Certain Funds engage in various swap transactions, including interest rate, credit default, index, price locks, spread locks and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

Core Plus Bond Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represent some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(3). Forward Foreign Currency Exchange Contracts

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

226   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of February 28, 2010

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets—Unrealized Appreciation	$7	$—	$—
Foreign exchange contracts	Receivables	—	2	—
Total		$7	$2	$—

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3)	$—	$—
Foreign exchange contracts	Payables	—	(4)	—
Credit contracts	Payables	—	—	(76)
Total		$(3)	$(4)	$(76)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2010, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended February 28, 2010

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(17)	$—	$—	$(17)
Foreign exchange contracts	—	(6)	—	(6)
Credit contracts	—	—	20	20
Total	$(17)	$(6)	$20	$(3)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$13	$—	$—	$13
Foreign exchange contracts	—	(2)	—	(2)
Credit contracts	—	—	304	304
Total	$13	$(2)	$304	$315

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   227

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Short Term Bond Fund II

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$24	$24
Total	$24	$24

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$28	$28
Total	$28	$28

The Funds’ derivatives contracts held at February 28, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

Derivative notional amounts and values as of February 28, 2010, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ derivatives activities during the period March 1, 2009 through February 28, 2010 (“the reporting period”), except as noted below.

The Core Plus Bond Fund held forward foreign currency exchange during the reporting period with a settlement value of approximately $236,000 and $228,000, as of May 31, 2009 and February 28, 2010, respectively.

The Short Term Bond II Fund held futures with an average notional balance of approximately $22,961,000 during the month ended March 31, 2009. At February 28, 2010, the Short Term Bond II Fund no longer holds positions in these investments.

E.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

F.  Unfunded Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

G.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Securities Lending — Each Fund (except Limited Duration Bond Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“the Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Core Bond Fund, High Yield Fund and Short Duration Bond Fund also hold approved investments in variable and floating rate instruments and asset-backed

228   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

securities that were made prior to February 9, 2010. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended February 28, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Core Bond Fund	$596
Core Plus Bond Fund	167
High Yield Fund	675
Short Duration Bond Fund	1,103

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At February 28, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Core Bond Fund	$314,068	$319,337	$(403)	$318,934
Core Plus Bond Fund	17,639	17,954	—	17,954
High Yield Fund	206,957	212,778	(467)	212,311
Short Duration Bond Fund	332,371	338,982	(204)	338,778

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Core Bond Fund	$139
Core Plus Bond Fund	30
High Yield Fund	133
Short Duration Bond Fund	264

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   229

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The Funds incurred lending agent fees to JPMCB as follows for the year ended February 28, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Core Bond Fund	$62
Core Plus Bond Fund	11
High Yield Fund	60
Short Duration Bond Fund	104

I.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Core Bond Fund	$31,298	$(38)	$(31,260)
Core Plus Bond Fund	279,854	(337)	(279,517)
Government Bond Fund	(1,515)	—	1,515
High Yield Fund	1	3,033	(3,034)
Limited Duration Bond Fund	(33,181)	956	32,225
Mortgage-Backed Securities Fund	—	—	—
Short Duration Bond Fund	—	—	—
Short Term Bond Fund II	—	734	(734)
Treasury & Agency Fund	—	630	(630)

The reclassifications for the Funds relate primarily to worthless defaulted bond deduction (Short Term Bond Fund II), distribution reclassifications (Treasury & Agency Fund), expiration of capital loss carryforwards (Government Bond Fund), interest only/high coupon bond reclasses (Short Term

230   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Bond Fund II), defaulted bond reclass (High Yield Fund), redemption in-kind (Limited Duration Bond Fund), capital loss carryforwards acquired via merger (Core Bond Fund and Core Plus Bond Fund), and consent fees (High Yield Fund).

N. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

O. Redemption Fees — Generally, shares of the High Yield Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Term Bond Fund II	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Funds (except for Short Term Bond Fund II). Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Funds, assuming all rights and responsibilities of JPMIA with respect to the Funds under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Funds or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C, Class M and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class M	Class R2
0.25%	0.75%	0.75%	0.35%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   231

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Core Bond Fund	$4,114		$1,035
Core Plus Bond Fund	256		59
Government Bond Fund	218		162
High Yield Fund	239		101
Limited Duration Bond Fund	5		3
Mortgage-Backed Securities Fund	78		3
Short Duration Bond Fund	67		23
Short Term Bond Fund II	—	(a)	—
Treasury & Agency Fund	16		24

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class	Ultra
Core Bond Fund	0.75%	1.40%	1.40%	n/a	1.00%	0.53%	n/a	0.58%	0.40%
Core Plus Bond Fund	0.75	1.40	1.40	n/a	1.17	n/a	0.49	0.65	0.40
Government Bond Fund	0.75	1.48	1.48	n/a	1.00	n/a	n/a	0.55	n/a
High Yield Fund	1.15	1.80	1.80	n/a	1.40	0.86	n/a	0.90	0.81
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	n/a	n/a	0.45	0.44
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	n/a	n/a	0.55	0.44
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	n/a	n/a	0.50	n/a
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	0.45	n/a

Prior to June 29, 2009, the contractual expense limitations for Core Bond Fund were 1.46%, 1.46%, 0.60% and 0.48% for Class B, Class C, Select Class and Ultra Shares, respectively.

232   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Prior to June 29, 2009, the contractual expense limitations for Core Plus Bond Fund were 0.92%, 1.57%, 1.57%, 0.67% and 0.45% for Class A, Class B, Class C, Select Class and Ultra Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The contractual expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$5,342	$1,749	$6,627	$13,718	$100
Core Plus Bond Fund	233	418	209	860	21
Government Bond Fund	—	299	2,378	2,677	13
High Yield Fund	268	660	5481	6,409	27
Limited Duration Bond Fund	480	185	141	806	8
Mortgage-Backed Securities Fund	2,435	483	174	3,092	12
Short Duration Bond Fund	1,521	1,323	—	2,844	27
Short Term Bond Fund II	60	34	107	201	—
Treasury & Agency Fund	1	94	1,548	1,643	13

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$153	$67	$—	$220
Core Plus Bond Fund	—	2	—	2
Government Bond Fund	—	295	139	434
High Yield Fund	—	1	—	1
Limited Duration Bond Fund	44	43	—	87
Short Duration Bond Fund	468	412	—	880

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended February 28, 2010 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$1,500
Core Plus Bond Fund	95
Government Bond Fund	132
High Yield Fund	334
Limited Duration Bond Fund	88
Mortgage-Backed Securities Fund	92
Short Duration Bond Fund	404
Short Term Bond Fund II	8
Treasury & Agency Fund	61

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   233

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor made a payment to Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Limited Duration Bond Fund and Short Term Bond Fund II of approximately $48,000, $135,000, $548,000, $56,000 and $80,000 respectively, relating to operational errors.

4.  Investment Transactions

During the year ended February 28, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$5,658,413	$1,449,623	$2,521,860	$163,201
Core Plus Bond Fund	365,759	215,897	216,041	44,526
Government Bond Fund	210,547	107,774	125,020	27,170
High Yield Fund	4,363,811	1,737,612	—	—
Limited Duration Bond Fund	62,141	139,088	—	—
Mortgage-Backed Securities Fund	684,674	247,957	124,415	—
Short Duration Bond Fund	4,376,996	930,341	1,976,796	478,939
Short Term Bond Fund II	41,903	46,605	20,217	5,775
Treasury & Agency Fund	5,025	75,131	290,444	347,537

5.  Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$14,052,191	$545,444	$125,297	$420,147
Core Plus Bond Fund	1,323,836	63,038	40,423	22,615
Government Bond Fund	1,358,569	84,233	4,737	79,496
High Yield Fund	5,956,516	416,329	162,436	253,893
Limited Duration Bond Fund	416,288	2,898	70,085	(67,187)
Mortgage-Backed Securities Fund	1,742,160	89,291	34,628	54,663
Short Duration Bond Fund	8,014,469	115,023	21,136	93,887
Short Term Bond Fund II	100,866	2,460	235	2,225
Treasury & Agency Fund	509,907	12,764	—	12,764

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Mortgage-Backed Securities Fund), outstanding interest only adjustments (Core Plus Bond Fund), non-taxable special dividends (High Yield Fund) and write offs related to interest only/high coupon bonds (Core Bond Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$489,477	$—	$489,477
Core Plus Bond Fund	59,760	—	59,760
Government Bond Fund	49,702	—	49,702
High Yield Fund	345,441	—	345,441
Limited Duration Bond Fund	10,031	—	10,031

234   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mortgage-Backed Securities Fund	$89,097	$—	$89,097
Short Duration Bond Fund	127,879	—	127,879
Short Term Bond Fund II	2,684	—	2,684
Treasury & Agency Fund	28,720	3,845	32,565

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$246,502	$—	$246,502
Core Plus Bond Fund	51,522	—	51,522
Government Bond Fund	43,540	—	43,540
High Yield Fund	169,666	885	170,551
Limited Duration Bond Fund	32,435	—	32,435
Mortgage-Backed Securities Fund	61,146	—	61,146
Short Duration Bond Fund	80,522	—	80,522
Short Term Bond Fund II	6,582	—	6,582
Treasury & Agency Fund	17,998	—	17,998

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$14,577	$(84,219)	$420,147
Core Plus Bond Fund	4,073	(286,886)	22,615
Government Bond Fund	2,282	(3,026)	79,496
High Yield Fund	27,727	(21,330)	253,893
Limited Duration Bond Fund	325	(83,038)	(67,187)
Mortgage-Backed Securities Fund	1,697	(16,093)	54,663
Short Duration Bond Fund	11,453	(1,785)	93,887
Short Term Bond Fund II	192	(61,306)	2,225
Treasury & Agency Fund	—	6,867	12,764

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Mortgage-Backed Securities Fund), interest only/high coupon bonds (Core Bond Fund), outstanding interest only adjustments (Core Plus Bond Fund and Limited Duration Bond Fund), distributions payable and post-October losses (Core Plus Bond Fund and Limited Duration Bond Fund).

As of February 28, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011		2012		2013		2014		2015		2016		2017		2018	Total
Core Bond Fund	$10,051	*	$22,174	*	$11,693	*	$8,743	*	$14,586	*	$11,551	*	$5,421	*	$—	$84,219
Core Plus Bond Fund	—		—		6,292	*	18,288	*	26,467	*	150,534	*	81,968	*	3,337	286,886
Government Bond Fund	2,650		376		—		—		—		—		—		—	3,026
High Yield Fund	—		—		—		—		—		—		15,634		5,696	21,330
Limited Duration Bond Fund	3,761		10,780		5,666		2,597		2,757		4,374		42,572		10,531	83,038
Mortgage-Backed Securities Fund	—		6,725		7,518		1,459		—		391		—		—	16,093
Short Duration Bond Fund	—		—		—		—		1,785		—		—		—	1,785
Short Term Bond Fund II	—		1,675		657		14,799		10,312		2,292		6,859		24,712	61,306

*	Includes amounts from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381–384.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   235

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

During the year ended February 28, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Core Bond Fund	$386
Government Bond Fund	407
Mortgage-Backed Securities Fund	19
Short Duration Bond Fund	3,877

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the Funds deferred to March 1, 2010 post-October capital losses of (amounts in thousands):

Core Plus Bond Fund	$393
Limited Duration Bond Fund	4,454
Mortgage-Backed Securities Fund	3

As of February 28, 2010, the Core Bond Fund, the Government Bond Fund and Limited Duration Fund had capital loss carryforwards of approximately $40,000, $1,515,000 and $322,000, respectively, expire.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Core Plus Bond Fund, High Yield Fund, Short Duration Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds and funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	49.52%
Government Bond Fund	16.53
Limited Duration Bond Fund	32.81

Short Term Bond Fund II had one shareholder who owned a significant portion of the Funds’ outstanding shares.

Additionally, Short Term Bond Fund II has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

236   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisor Inc., (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   237

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus the Reduced Rates are no longer in effect. The Reduced Rate Fund contained in this annual report is the Government Bond Fund.

9. Business Combinations

On February 18, 2009, the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Intermediate Bond Fund (“Intermediate Bond Fund” or “JPM II Target Fund”) into JPMorgan Core Bond Fund (“Core Bond Acquiring Fund”). On the same date the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposal to merge JPMorgan Bond Fund (“Bond Fund” or “JPM I Target Fund”), a fund of JPM I, into JPMorgan Core Plus Bond Fund (“Core Plus Bond Acquiring Fund”). The Agreement and Plan of Reorganization with respect to Intermediate Bond Fund was approved by Intermediate Bond Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to Bond Fund was approved by Bond Fund’s shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transactions was to combine the portfolios with comparable investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Select Class and Ultra shareholders of Intermediate Bond Fund received a number of shares of the corresponding class in Core Bond Acquiring Fund with a value equal to their holdings in Intermediate Bond Fund as of the close of business on the date of the reorganization. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Institutional Class, Select Class and Ultra shareholders of Bond Fund received a number of shares of the corresponding Class in Core Plus Bond Acquiring Fund with a value equal to their holdings in Bond Fund as of the close of business on the date of the reorganization. The investment portfolios of Intermediate Bond Fund with a fair value of $871,833 and identified cost of $860,996 as of the date the reorganization were the principal assets acquired by the Core Bond Acquiring Fund. The investment portfolios of Bond Fund with a fair value of $87,385 and identified cost of $91,807 as of the date the reorganization were the principal assets acquired by the Core Plus Bond Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

238   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Fund
Intermediate Bond Fund
Class A	9,994	$105,525	$10.56	$10,837
Class B	3,496	36,304	10.39
Class C	3,979	41,325	10.39
Select Class	54,611	576,149	10.55
Ultra	10,006	105,588	10.55

Acquiring Fund
Core Bond Fund
Class A	171,321	1,865,195	10.89	99,832
Class B	9,010	98,011	10.88
Class C	73,514	804,101	10.94
Class R2	95	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	322,376	3,506,978	10.88
Ultra	80,311	873,971	10.88

Post Reorganization
Core Bond Fund
Class A	181,014	1,970,720	10.89	110,669
Class B	12,347	134,315	10.88
Class C	77,293	845,426	10.94
Class R2	94	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	375,337	4,083,127	10.88
Ultra	90,014	979,561	10.88

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

Assuming the reorganizations had been completed on March 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2010, are as follows (amounts in thousands):

Net investment income (loss)	$507
Net realized/unrealized gains (losses)	506
Change in net assets resulting from operations	$1,013

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   239

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Fund
Bond Fund				$(4,422)
Class A	1,532	$10,165	$6.64
Class B	370	2,437	6.59
Class C	770	5,095	6.62
Institutional Class	2,409	15,799	6.56
Select Class	4,674	30,681	6.56
Ultra	3,131	20,544	6.56

Acquiring Fund
Core Plus Bond Fund				(31,503)
Class A	10,030	74,360	7.41
Class B	751	5,593	7.45
Class C	5,031	37,449	7.44
Class R2	8	56	7.42
Institutional Class	5	40	7.42
Select Class	98,313	728,499	7.41
Ultra	3,859	28,582	7.41

Post Reorganization
Core Plus Bond Fund				(35,925)
Class A	11,401	84,525	7.41
Class B	1,078	8,030	7.45
Class C	5,715	42,544	7.44
Class R2	8	56	7.42
Institutional Class	2,134	15,839	7.42
Select Class	102,454	759,180	7.41
Ultra	6,633	49,126	7.41

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

Assuming the reorganizations had been completed on March 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2010, are as follows (amounts in thousands):

Net investment income (loss)	$61
Net realized/unrealized gains (losses)	110
Change in net assets resulting from operations	$171

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statements of Operations since June 26, 2009.

10.  Transfers-In-Kind

During the year ended February 28, 2010, certain shareholders of Core Plus Bond Fund purchased Ultra shares and the Core Plus Bond Fund received portfolio securities primarily by means of a Subscription in-kind for Ultra shares of the Core Plus Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Value (000’s)	Type
April 28, 2009	$2,249	Subscription in-kind

240   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

During the year ended February 28, 2010, certain shareholders of High Yield Fund purchased Select Class shares and the High Yield Fund received portfolio securities primarily by means of a Subscription in-kind for Select Class shares of the High Yield Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Value (000’s)	Type
March 30, 2009	$4,090	Subscription in-kind

Pursuant to procedures approved by the Board of Trustees, on June 29, 2009, certain shareholders of the Limited Duration Bond Fund redeemed Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities (amounts in thousands):

Limited Duration Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Ultra Shares	$107,423	$(31,903)	Redemption in-kind

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   241

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Group and JPMorgan Trust II and the Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Treasury & Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Short Term Bond Fund II (a separate fund of J.P. Morgan Mutual Fund Group) and JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund (formerly JPMorgan High Yield Bond Fund), JPMorgan Limited Duration Bond Fund (formerly JPMorgan Ultra Short Duration Bond Fund), JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Treasury & Agency Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2010

242   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   243

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

244   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   245

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,034.00	$3.68	0.73%
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class B
Actual	1,000.00	1,030.50	6.95	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class C
Actual	1,000.00	1,030.60	6.95	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R2
Actual	1,000.00	1,032.70	4.94	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,035.50	2.17	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Select Class
Actual	1,000.00	1,034.60	2.83	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Ultra
Actual	1,000.00	1,035.70	1.92	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38

246   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,055.10	$3.77	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	1,051.60	7.07	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class C
Actual	1,000.00	1,051.60	7.07	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,051.80	5.80	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Institutional Class
Actual	1,000.00	1,056.60	2.45	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Select Class
Actual	1,000.00	1,055.60	3.26	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Ultra
Actual	1,000.00	1,057.00	1.99	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

Government Bond Fund
Class A
Actual	1,000.00	1,023.50	3.66	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class B
Actual	1,000.00	1,019.80	7.31	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Class C
Actual	1,000.00	1,018.90	7.31	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Class R2
Actual	1,000.00	1,021.50	4.91	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Select Class
Actual	1,000.00	1,023.90	2.31	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   247

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
High Yield Fund
Class A
Actual	$1,000.00	$1,126.50	$5.96	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class B
Actual	1,000.00	1,120.90	9.36	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Class C
Actual	1,000.00	1,121.20	9.36	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Class R2
Actual	1,000.00	1,124.00	7.27	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,126.00	4.43	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Select Class
Actual	1,000.00	1,127.10	4.64	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Ultra
Actual	1,000.00	1,126.40	4.17	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,069.90	3.39	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class B
Actual	1,000.00	1,066.40	5.94	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class C
Actual	1,000.00	1,068.00	5.95	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Select Class
Actual	1,000.00	1,071.30	2.11	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Ultra
Actual	1,000.00	1,072.20	1.13	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,048.50	3.25	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	1,049.80	1.98	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Ultra
Actual	1,000.00	1,050.40	1.22	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

248   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Short Duration Bond Fund
Class A
Actual	$1,000.00	$1,019.10	$3.95	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class B
Actual	1,000.00	1,016.30	6.45	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	1,016.60	6.45	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Select Class
Actual	1,000.00	1,021.30	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Ultra
Actual	1,000.00	1,022.50	1.45	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29

Short Term Bond Fund II
Class A
Actual	1,000.00	1,016.80	3.75	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	1,015.60	5.00	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,018.00	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Treasury & Agency Fund
Class A
Actual	1,000.00	1,015.20	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class B
Actual	1,000.00	1,012.80	5.94	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Select Class
Actual	1,000.00	1,016.40	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   249

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Treasury & Agency Fund hereby designates $3,845,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010.

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended February 28, 2010, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Qualified Short-Term Gain
Core Bond Fund	$478,214	$—
Core Plus Bond Fund	40,076	—
Government Bond Fund	49,641	—
High Yield Fund	296,555	—
Limited Duration Bond Fund	9,985	—
Short Duration Bond Fund	118,074	—
Short Term Bond Fund II	2,263	—
Treasury & Agency Fund	13,967	14,804

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2010:

Income from U.S. Treasury Obligations
Core Bond Fund	18.31%
Core Plus Bond Fund	12.82
Government Bond Fund	41.16
Mortgage-Backed Securities Fund	19.80
Short Duration Bond Fund	15.73
Short Term Bond Fund II	17.80
Treasury & Agency Fund	97.47

250   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   251

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-INC2-210

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $716,100

2009 – $879,100*

* Audit fees reported in 2009 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2010 – $250,500

2009 – $289,200

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $198,346

2009 – $200,280

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 - $25.2 million

2008 - $26.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 6, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 6, 2010